[LOGO]John Hancock(R)
---------------------
      MUTUAL FUNDS
                                                                    John Hancock
                                                            Lifestyle Portfolios
--------------------------------------------------------------------------------
                                             CLASS A, CLASS B AND CLASS C SHARES
                                                  Lifestyle Aggressive Portfolio
                                                      Lifestyle Growth Portfolio
                                                    Lifestyle Balanced Portfolio
                                                    Lifestyle Moderate Portfolio
                                                Lifestyle Conservative Portfolio
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Prospectus
12.31.2006
--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

THE LIFESTYLE PORTFOLIOS
--------------------------------------------------------------------
Lifestyle Aggressive Portfolio                                     6
Lifestyle Growth Portfolio                                         8
Lifestyle Balanced Portfolio                                      10
Lifestyle Moderate Portfolio                                      12
Lifestyle Conservative Portfolio                                  14
YOUR ACCOUNT
--------------------------------------------------------------------
Choosing a share class                                            16
How sales charges are calculated                                  17
Sales charge reductions and waivers                               17
Opening an account                                                18
Buying shares                                                     20
Selling shares                                                    21
Transaction policies                                              23
Dividends and account policies                                    24
Additional investor services                                      25
RISKS OF INVESTING IN THE PORTFOLIOS                              26
--------------------------------------------------------------------
INFORMATION ABOUT THE UNDERLYING FUNDS
--------------------------------------------------------------------
Risks of investing in Underlying Funds                            27
Description of Funds                                              31
PORTFOLIO DETAILS
--------------------------------------------------------------------
Business structure                                                39
Financial highlights                                              41
APPENDIX
--------------------------------------------------------------------
Historical performance of corresponding
John Hancock Trust portfolios                                     51

FOR MORE INFORMATION                                      BACK COVER
--------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

JOHN HANCOCK FUNDS II LIFESTYLE PORTFOLIOS
This prospectus provides information about the five Lifestyle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolios may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). The Portfolios seek to provide a variety of comprehensive investment programs designed for differing investment orientations by means of selected investment allocations among the Underlying Funds.

This prospectus relates to the Class A, Class B and Class C shares of the Portfolios. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS
Mutual funds such as the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------
Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[insert graphic] Goal and strategy
The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[insert graphic] Past performance
The Portfolio's total return, measured year-by-year and over time.

[insert graphic] Principal risks
The major risk factors associated with the Portfolio.

[insert graphic] Your expenses
The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

Lifestyle Portfolios
--------------------------------------------------------------------------------

There are five Portfolios: Aggressive, Growth, Balanced, Moderate and Conservative. Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds.

Because investors have different investment goals, risk tolerances, investment time horizons and financial circumstances, the Portfolios offer five distinct, comprehensive investment programs designed for differing investment orientations. Each Portfolio has a target percentage allocation between two kinds of Underlying Funds: those that invest primarily in equity securities and those that invest primarily in fixed-income securities.

TARGET ALLOCATION CHART
--------------------------------------------------------------------------------

                                                                        Target allocation among
                                                                        Underlying Funds:
                                                                        -----------------------------------
Lifestyle         Investment
Portfolio         objective                                             Equity funds     Fixed-income funds
Aggressive        Long-term growth of capital.
                  Current income is not a consideration.                100%             -

Growth            Long-term growth of capital.
                  Current income is also a consideration.               80%              20%

Balanced          A balance between a high level of current income
                  and growth of capital, with a greater emphasis on
                  growth of capital.                                    60%              40%

Moderate          A balance between a high level of current income
                  and growth of capital, with a greater emphasis
                  on income.                                            40%              60%

Conservative      A high level of current income with some
                  consideration given to growth of capital.             20%              80%

The Portfolios offer a number of share classes which have different expense and distribution or shareholder services arrangements. Each Portfolio, however, invests only in Class NAV shares of the Underlying Funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees.

Each Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for each Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance each Portfolio's investment allocation to maintain its target allocations. The subadviser may from time to time adjust the percentage of assets invested in any specific Underlying Funds held by a Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of each Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and the investment decisions made by the Underlying Funds' subadvisers. For a brief description of each Fund and its categorization as an equity or a fixed-income Fund, see "Description of Funds."

SUBADVISER AND CONSULTANT
MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each consistent with its investment goal and strategies.

Deutsche Investment Management Americas Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

--------------------------------------------------------------------------------
Lifestyle Aggressive Portfolio
--------------------------------------------------------------------------------

[insert graphic] Goal and strategy
GOAL: The Portfolio seeks long-term growth of capital. Current income is not a consideration.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 100% of its assets in Underlying Funds which invest primarily in equity securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10%. Thus, based on its target percentage allocation of approximately 100% of assets in equity Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 90%/10%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[insert graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

6 PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[graphic]Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk

-    Investment company securities risk

-    Non-diversification risk

-    Equity securities risk

-    Foreign securities risk

-    Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class A
Ticker                  JALAX
CUSIP                   47803V572
Newspaper               --
SEC number              811-21779
JH fund number          96
Class B
Ticker                  JBLAX
CUSIP                   47803V564
Newspaper               --
SEC number              811-21779
JH fund number          196
Class C
Ticker                  JCLAX
CUSIP                   47803V556
Newspaper               --
SEC number              811-21779
JH fund number          596

--------------------------------------------------------------------------------
[graphic]Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                Class A          Class B       Class C
--------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a %
of purchase price                                                   5.00%            none          none
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or
sale price, whichever is less                                       none(2)          5.00%         1.00%(3)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A          Class B       Class C
--------------------------------------------------------------------------------------------------------------
Management fee                                                      0.04%           0.04%           0.04%
--------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.30%           1.00%           1.00%
--------------------------------------------------------------------------------------------------------------
Other expenses                                                      0.50%           0.96%           0.56%
--------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                  0.84%           2.00%           1.60%
--------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(4)      0.19%           0.66%           0.26%
--------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                    0.65%           1.34%           1.34%
--------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                               0.89%           0.89%           0.89%
--------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying                     1.54%           2.23%           2.23%
Fund expenses
--------------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

-------------------------------------------------------------------------
Expenses                      Year 1     Year 3     Year 5     Year 10
-------------------------------------------------------------------------
Class A                       $  649   $ 1,000    $ 1,375     $ 2,424
-------------------------------------------------------------------------
Class B
with redemption               $  726    $ 1,133    $ 1,665     $2,890(1)
-------------------------------------------------------------------------
Class B
without redemption            $  226    $   833    $ 1,435     $2,890(1)
-------------------------------------------------------------------------
Class C
with redemption               $  326    $   751    $ 1,302     $ 2,806
-------------------------------------------------------------------------
Class C
without redemption            $  226    $   751    $ 1,302     $ 2,806
-------------------------------------------------------------------------

(1)  Reflects conversion of Class B shares to Class A shares after eight years.

1    A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How Sales Charges are Calculated."
3 Only if sold within the first year after purchase; see "How Sales Charges are Calculated."
4 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.
5 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                    PORTFOLIO  7

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio
--------------------------------------------------------------------------------

[insert graphic]Goal and strategy
GOAL: The Portfolio seeks long-term growth of capital. Current income is also a consideration.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 80% of its assets in Underlying Funds which invest primarily in equity securities and approximately 20% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 80% of assets in equity Underlying Funds and 20% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 90%/10% or 70%/30%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normalpercentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.
--------------------------------------------------------------------------------
[insert graphic]Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

8 PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[insert graphic]Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk
-    Investment company securities risk
-    Non-diversification risk
-    Equity securities risk
-    Fixed-income securities risk
     -    Lower rated fixed-income securities and high yield securities risk
-    Foreign securities risk
-    Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class A
Ticker                  JALGX
CUSIP                   47803V333
Newspaper               --
SEC number              811-21779
JH fund number          4
Class B
Ticker                  JBLGX
CUSIP                   47803V325
Newspaper               --
SEC number              811-21779
JH fund number          104
Class C
Ticker                  JCLGX
CUSIP                   47803V317
Newspaper               --
SEC number              811-21779
JH fund number          504

--------------------------------------------------------------------------------
[insert graphic]Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                               Class A         Class B       Class C
----------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a %
                                                                   5.00%            none          none
of purchase price
----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or
                                                                   none(2)          5.00%         1.00%(3)
sale price, whichever is less
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A         Class B       Class C
----------------------------------------------------------------------------------------------------------
Management fee                                                     0.04%            0.04%         0.04%
----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                              0.30%            1.00%         1.00%
----------------------------------------------------------------------------------------------------------
Other expenses                                                     0.38%            0.65%         0.40%
----------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                 0.72%            1.69%         1.44%
----------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(4)     0.11%            0.35%         0.11%
----------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                   0.61%            1.34%         1.33%
----------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                              0.86%            0.86%         0.86%
----------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying
                                                                   1.47%            2.20%         2.19%
Fund expenses
----------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------
Expenses                 Year 1     Year 3     Year 5        Year 10
----------------------------------------------------------------------
Class A                   $642      $  964     $1,308        $ 2,276
----------------------------------------------------------------------
Class B
                          $723      $1,060     $1,524        $ 2,621(1)
with redemption
----------------------------------------------------------------------
Class B
                          $223      $  760     $1,324        $ 2,621(1)
without redemption
----------------------------------------------------------------------
Class C
                          $322      $  708     $1,220        $ 2,627
with redemption
----------------------------------------------------------------------
Class C
                          $222      $  708     $1,220        $ 2,627
without redemption
----------------------------------------------------------------------

(1)  Reflects conversion of Class B shares to Class A shares after eight years.

1    A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How Sales Charges are Calculated."
3 Only if sold within the first year after purchase; see "How Sales Charges are Calculated."
4 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.
5 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                    PORTFOLIO  9

--------------------------------------------------------------------------------
Lifestyle Balanced Portfolio
--------------------------------------------------------------------------------

[Insert Graphic]Goal and strategy
GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 60% of its assets in Underlying Funds which invest primarily in equity securities and approximately 40% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction.

Thus, based on its target percentage allocation of approximately 60% of assets in equity Underlying Funds and 40% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Funds allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.
--------------------------------------------------------------------------------
[Insert Graphic]Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

10 PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Insert Graphic]Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk
-    Investment company securities risk
-    Non-diversification risk
-    Fixed-income securities risk
     -    Lower rated fixed-income securities and high yield securities risk
-    Foreign securities risk
-    Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class A
Ticker                  JALBX
CUSIP                   47803V481
Newspaper               --
SEC number              811-21779
JH fund number          7
Class B
Ticker                  JBLBX
CUSIP                   47803V473
Newspaper               --
SEC number              811-21779
JH fund number          107
Class C
Ticker                  JCLBX
CUSIP                   47803V465
Newspaper               --
SEC number              811-21779
JH fund number          507

--------------------------------------------------------------------------------
[Insert Graphic]Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                               Class A         Class B          Class C
-------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a %
                                                                    5.00%           none             none
of purchase price
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or
                                                                    none(2)         5.00%            1.00%(3)
sale price, whichever is less
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Annual operating expenses                                            Class A         Class B         Class C
-------------------------------------------------------------------------------------------------------------
Management fee                                                        0.04%           0.04%           0.04%
-------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                 0.30%           1.00%           1.00%
-------------------------------------------------------------------------------------------------------------
Other expenses                                                        0.36%           0.69%           0.37%
-------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                    0.70%           1.73%           1.41%
-------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(4)        0.12%           0.39%           0.12%
-------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                      0.58%           1.34%           1.29%
-------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                                 0.85%           0.85%           0.85%
-------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying
                                                                      1.43%           2.19%           2.14%
Fund expenses
-------------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------
Expenses               Year 1     Year 3     Year 5        Year 10
--------------------------------------------------------------------
Class A                 $638     $  954     $1,292         $ 2,244
--------------------------------------------------------------------
Class B with
                        $722     $1,066     $1,536         $ 2,633(1)
redemption
--------------------------------------------------------------------
Class B without
                        $222     $  766     $1,336         $ 2,633(1)
redemption
--------------------------------------------------------------------
Class C with
                        $317     $  695     $1,199         $ 2,586
redemption
--------------------------------------------------------------------
Class C without
                        $217     $  695     $1,199         $ 2,586
 redemption
--------------------------------------------------------------------

(1)  Reflects conversion of Class B shares to Class A shares after eight years.

1    A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How Sales Charges are Calculated."
3 Only if sold within the first year after purchase; see "How Sales Charges are Calculated."
4 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.
5 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                   PORTFOLIO  11

--------------------------------------------------------------------------------
Lifestyle Moderate Portfolio
--------------------------------------------------------------------------------

[Insert Graphic]Goal and strategy
GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 40% of its assets in Underlying Funds which invest primarily in equity securities and approximately 60% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity Underlying Funds and 60% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 50%/50% or 30%/70%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.
--------------------------------------------------------------------------------
[Insert Graphic]Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

12 PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Insert Graphic]Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk
-    Investment company securities risk
-    Non-diversification risk
-    Equity securities risk
-    Fixed-income securities risk
     -    Credit and counterparty risk
     -    Lower rated fixed-income securities and high yield securities risk
     -    Interest rate risk
-    Foreign securities risk
-    Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class A
Ticker                  JALMX
CUSIP                   47803V259
Newspaper               --
SEC number              811-21779
JH fund number          97
Class B
Ticker                  JBLMX
CUSIP                   47803V242
Newspaper               --
SEC number              811-21779
JH fund number          197
Class C
Ticker                  JCLMX
CUSIP                   47803V234
Newspaper               --
SEC number              811-21779
JH fund number          597

--------------------------------------------------------------------------------
[Insert Graphic]Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                               Class A         Class B       Class C
---------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a %
                                                                    5.00%           none          none
of purchase price
---------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or
                                                                    none(2)         5.00%         1.00%(3)
sale price, whichever is less
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A         Class B       Class C
---------------------------------------------------------------------------------------------------------
Management fee                                                      0.04%           0.04%         0.04%
---------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.30%           1.00%         1.00%
---------------------------------------------------------------------------------------------------------
Other expenses                                                      0.49%           1.39%         0.63%
---------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                  0.83%           2.43%         1.67%
---------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(4)      0.26%           1.09%         0.38%
---------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                    0.57%           1.34%         1.29%
---------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                               0.83%           0.83%         0.83%
---------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying
                                                                    1.40%           2.17%           2.12%
Fund expenses
---------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------
Expenses               Year 1     Year 3     Year 5          Year 10
----------------------------------------------------------------------
Class A               $  635    $    973    $ 1,334     $   2,346
----------------------------------------------------------------------
Class B
                      $  720    $  1,202    $ 1,808     $   3,112(1)
with redemption
----------------------------------------------------------------------
Class B
                      $  220    $    902    $ 1,608     $   3,112(1)
without redemption
----------------------------------------------------------------------
Class C
                      $  315    $    742    $ 1,296     $   2,807
with redemption
----------------------------------------------------------------------
Class C
                       $  215    $    742    $ 1,296     $   2,807
 without redemption
----------------------------------------------------------------------

(1)  Reflects conversion of Class B shares to Class A shares after eight years.

1    A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How Sales Charges are Calculated."
3 Only if sold within the first year after purchase; see "How Sales Charges are Calculated."
4 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.
5 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                   PORTFOLIO  13

--------------------------------------------------------------------------------
Lifestyle Conservative Portfolio
--------------------------------------------------------------------------------

[Insert Graphic]Goal and strategy
GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 20% of its assets in Underlying Funds which invest primarily in equity securities and approximately 80% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its investment allocation of approximately 20% of assets in equity Underlying Funds and 80% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 30%/70% or 10%/90%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.
--------------------------------------------------------------------------------
[Insert Graphic]Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

14 PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Insert Graphic]Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk
-    Investment company securities risk
-    Non-diversification risk
-    Equity securities risk
-    Fixed-income securities risk
     -    Credit and counterparty risk
     -    Lower rated fixed-income securities and high yield securities risk
     -    Interest rate risk
-    Foreign securities risk
-    Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class A
Ticker                  JALRX
CUSIP                   47803V416
Newspaper               --
SEC number              811-21779
JH fund number          98
Class B
Ticker                  JBLCX
CUSIP                   47803V390
Newspaper               --
SEC number              811-21779
JH fund number          198
Class C
Ticker                  JCLCX
CUSIP                   47803V382
Newspaper               --
SEC number              811-21779
JH fund number          598

[Insert Graphic]Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                               Class A         Class B       Class C
--------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a %
                                                                    5.00%           none          none
of purchase price
--------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or
                                                                    none(2)         5.00%         1.00%(3)
sale price, whichever is less
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A         Class B       Class C
--------------------------------------------------------------------------------------------------------
Management fee                                                      0.04%           0.04%         0.04%
--------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.30%           1.00%         1.00%
--------------------------------------------------------------------------------------------------------
Other expenses                                                      0.68%           2.08%         1.01%
--------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                  1.02%           3.12%         2.05%
--------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(4)      0.45%           1.79%         0.74%
--------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                    0.57%           1.33%         1.31%
--------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                               0.81%           0.81%         0.81%
--------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying Fund
                                                                    1.38%           2.14%         2.12%
expenses
--------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

Expenses               Year 1     Year 3     Year 5          Year 10
Class A                $ 633     $1,005     $1,401         $ 2,506
-----------------------------------------------------------------------
Class B
                       $ 717     $1,334     $2,069         $ 3,573(1)
with redemption
-----------------------------------------------------------------------
Class B
                       $ 217     $1,034     $1,869         $ 3,573(1)
without redemption
-----------------------------------------------------------------------
Class C
                       $ 315     $  816     $1,443         $ 3,132
with redemption
-----------------------------------------------------------------------
Class C
                       $ 215     $  816     $1,443         $ 3,132
without redemption
-----------------------------------------------------------------------

(1)  Reflects conversion of Class B shares to Class A shares after eight years.

1    A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How Sales Charges are Calculated."
3 Only if sold within the first year after purchase; see "How Sales Charges are Calculated."
4 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.
5 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                   PORTFOLIO  15

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------
Choosing a share class
Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
- A front-end sales charge, as described in the section "How Sales Charges Are Calculated."
-    Distribution and service (12b-1) fees of 0.30%.
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
-    No front-end sales charge; all your money goes to work for you right away.
-    Distribution and service (12b-1) fees of 1.00%.
- A contingent deferred sales charge ("CDSC"), as described in the section "How Sales Charges Are Calculated."
- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
-    No front-end sales charge; all your money goes to work for you right away.
-    Distribution and service (12b-1) fees of 1.00%.
-    A 1.00% CDSC on shares sold within one year of purchase.
- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. John Hancock Signature Services, Inc. ("Signature Services"), the transfer agent for the Portfolios may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers).

The retirement plan types listed below not currently invested in Class A, Class B and Class C of John Hancock funds shares are not eligible to purchase Class A, Class B and Class C shares. Such plans may invest only in Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, which are described in a separate prospectus. Such plans are: retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock funds Class R shares. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) accounts and other individual retirement accounts.

12b-1 fees
Rule 12b-1 fees will be paid to the Portfolios' distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers.

Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Portfolios, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Portfolio shares.

Additional payments to financial intermediaries
Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the Portfolios in two principal ways:

-    directly, by the payment of sales commissions, if any; and
-    indirectly, as a result of the Portfolios paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Portfolios' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Portfolios.

The statement of additional information ("SAI") discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Portfolios, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

16 YOUR ACCOUNT

--------------------------------------------------------------------------------
How sales charges are calculated

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                            As a % of              As a % of your
Your investment             offering price*        investment
Up to $49,999               5.00%                   5.26%
--------------------------------------------------------------------
$50,000 - $99,999           4.50%                   4.71%
--------------------------------------------------------------------
$100,000 - $249,999         3.50%                   3.63%
--------------------------------------------------------------------
$250,000 - $499,999         2.50%                   2.56%
--------------------------------------------------------------------
$500,000 - $999,999         2.00%                   2.04%
--------------------------------------------------------------------
$1,000,000 and over         See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 or Class I shares of any John Hancock funds. To receive the reduced sales charge, you must tell your broker or financial adviser at the time you purchase a Portfolio's Class A shares about any other John Hancock retail funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Portfolios' Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Portfolios' SAI. You may request an SAI from your broker or financial adviser, access the Portfolios' Web site at www.jhfunds.com, or call Signature Services at 1-800-225-5291.

Investments of $1 million or more
Class A shares are available with no front-end sales charge. There is a CDSC on any Class A shares upon which a commission was paid that are sold within one year of purchase, as follows:
--------------------------------------------------------------------------------
Class A deferred sales charges on investments of $1 million or more
--------------------------------------------------------------------------------

                                  CDSC on shares
Your investment                   being sold
First $1M - $4,999,999            1.00%
------------------------------------------------
Next $1 - $5M above that          0.50%
------------------------------------------------
Next $1 or more above that        0.25%
------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:
--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

                                  CDSC on shares
Years after purchase              being sold
1st year                          5.00%
------------------------------------------------
2nd year                          4.00%
------------------------------------------------
3rd or 4th year                   3.00%
------------------------------------------------
5th year                          2.00%
------------------------------------------------
6th year                          1.00%
------------------------------------------------
After 6th year                    none
------------------------------------------------

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

                                  CDSC on shares
Years after purchase              being sold
1st year                          1.00%
------------------------------------------------
After 1st year                    none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
Sales charge reductions and waivers

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.
- Letter of Intention -- lets you purchase Class A shares of a Portfolio over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a Portfolio's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Portfolios agree to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement account investors is a 48-month Letter of Intention, described in the SAI.
- Combination Privilege -- lets you combine classes of shares of all Portfolios for purposes of calculating the Class A sales charge.

                                                                 YOUR ACCOUNT 17

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section, entitled "Opening an Account"), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers
As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-    to make payments through certain systematic withdrawal plans
- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutions(SM) program
- redemptions pursuant to a Portfolio's right to liquidate an account less than $1,000
-    to make certain distributions from a retirement plan
-    because of shareholder death or disability

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege
If you sell shares of a John Hancock retail fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)
- financial representatives utilizing Portfolio shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor.
- Portfolio trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)
- individuals transferring assets held in a SIMPLE IRA, SEP, or SAR-SEP invested in John Hancock funds directly to an IRA
- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA
- individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.
- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)
- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutions(SM) programs

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers
Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)
- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
Opening an account

1    Read this prospectus carefully.
2 Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the Portfolios are as follows:

     -    non-retirement account: $1,000
     -    retirement account: $500
     -    group investments: $250
     - Monthly Automatic Accumulation Plan ("MAAP"): $25 to open; you must invest at least $25 a month
     - there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.
4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.
5 Make your initial investment using the instructions under "Buying shares." You and your financial representative can initiate any purchase, exchange or sale of shares.

18 YOUR ACCOUNT

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
Buying shares

----------------------------------------------------------------------------------------------------------------------------------
                   Opening an account                                           Adding to an account
----------------------------------------------------------------------------------------------------------------------------------
By check
[Graphic]          -    Make out a check for the investment                     -    Make out a check for the investment
                        amount, payable to "John Hancock                             amount, payable to "John Hancock
                        Signature Services, Inc."                                    Signature Services, Inc."
                   -    Deliver the check and your                              -    If your account statement has a
                        completed application to your                                detachable investment slip, please
                        financial representative or mail                             complete in its entirety. If no
                        them to Signature Services (address                          slip is available, include a note
                        below).                                                      specifying the Portfolio name(s),
                                                                                     your share class, your account
                                                                                     number and the name(s) in which the
                                                                                     account is registered.
                                                                                -    Deliver the check and your
                                                                                     investment slip or note to your
                                                                                     financial representative or mail
                                                                                     them to Signature Services (address
                                                                                     below).
----------------------------------------------------------------------------------------------------------------------------------
By exchange
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          -    Call your financial representative                      -    Log on to www.jhfunds.com to
                        or Signature Services to request an                          process exchanges between
                        exchange.                                                    Portfolios.
                                                                                -    Call EASI-Line for automated
                                                                                     service 24 hours a day at
                                                                                     1-800-338-8080.
                                                                                -    Call your financial representative
                                                                                     or Signature Services to request an
                                                                                     exchange.

----------------------------------------------------------------------------------------------------------------------------------
By wire
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          -    Deliver your completed application                      -    Obtain your wiring instructions by
                        to your financial representative or                          calling Signature Services
                        mail it to Signature Services.                               1-800-225-5291.
                   -    Obtain your account number by                           -    Instruct your bank to wire the
                        calling your financial                                       amount of your investment. Specify
                         representative or Signature Services.                       the Portfolio name(s), your share
                   -    Obtain wiring instructions by                                class, your account number and the
                        calling Signature Services at                                name(s) in which the account is
                        1-800-225-5291.                                              registered. Your bank may charge a
                   -    Instruct your bank to wire the                               fee to wire funds.
                        amount of your investment. Specify
                        the Portfolio name(s), your share
                        class, your account number and the
                        name(s) in which the account is
                        registered. Your bank may charge a
                        fee to wire funds.
----------------------------------------------------------------------------------------------------------------------------------
 By Internet
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          See "By exchange" and "By wire."                             -    Verify that your bank or credit
                                                                                     union is a member of the Automated
                                                                                     Clearing House ("ACH") system.
                                                                                -    Complete the "Bank Information"
                                                                                     section on your account
                                                                                     application.
                                                                                -    Log on to www.jhfunds.com to
                                                                                     initiate purchases using your
                                                                                     authorized bank account.
----------------------------------------------------------------------------------------------------------------------------------
By phone
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          See "By exchange" and "By wire."                             -    Verify that your bank or credit
                                                                                     union is a member of the ACH
                                                                                     system.
                                                                                -    Complete the "To Purchase, Exchange
                                                                                     or Redeem Shares via Telephone" and
                                                                                     "Bank Information" sections on your
                                                                                     account application.
                                                                                -    Call EASI-LINE for automated
                                                                                     service 24 hours a day at
                                                                                     1-800-338-8080.
                                                                                -    Call Signature Services between
                                                                                     8:00 A.M. and 7:00 P.M. Eastern
                                                                                     Time on most business days.
                                                                                To open or add to an account using
                                                                                the Monthly Automatic Accumulation
                                                                                Program, see "Additional investor
                                                                                services."

-----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
-----------------------------------------------
20 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                                To sell some or all of your shares
----------------------------------------------------------------------------------------------------------------------------------
By letter
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          -    Accounts of any type.                                   -    Write a letter of instruction or
                   -    Sales of any amount.                                         complete a stock power indicating
                                                                                     the Portfolio name, your share
                                                                                     class, your account number, the
                                                                                     name(s) in which the account is
                                                                                     registered and the dollar value or
                                                                                     number of shares you wish to sell.

                                                                                -    Include all signatures and any
                                                                                     additional documents that may be
                                                                                     required (see next page).

                                                                                -    Mail the materials to Signature
                                                                                     Services.

                                                                                -    A check will be mailed to the
                                                                                     name(s) and address in which the
                                                                                     account is registered, or otherwise
                                                                                     according to your letter of
                                                                                     instruction.
----------------------------------------------------------------------------------------------------------------------------------
By Internet
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          -    Most accounts.                                          -    Log on to www.jhfunds.com to
                   -    Sales of up to $100,000.                                     initiate redemptions from the
                                                                                     Portfolios.
----------------------------------------------------------------------------------------------------------------------------------
By phone
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          -    Most accounts.                                          -    Call EASI-Line for automated
                   -    Sales of up to $100,000.                                     service 24 hours a day at
                                                                                     1-800-338-8080.
                                                                                -    Call your financial representative
                                                                                     or call Signature Services between
                                                                                     8 A.M. and 7 P.M. Eastern Time on
                                                                                     most business days.
----------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer ("EFT")
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          -    Requests by letter to sell any                          -    To verify that the Internet or
                        amount.                                                      telephone redemption privilege is
                   -    Requests by Internet or phone to                             in place on an account, or to
                        sell up to $100,000.                                         request the form to add it to an
                                                                                     existing account, call Signature
                                                                                     Services.
                                                                                -    Funds requested by wire will be
                                                                                     wired the next business day. A $4
                                                                                     fee will be deducted from your
                                                                                     account. Your bank may also charge
                                                                                     a fee for this service.
                                                                                -    Funds requested by EFT are
                                                                                     generally available by the second
                                                                                     business day. Your bank may charge
                                                                                     you a fee for this service.
----------------------------------------------------------------------------------------------------------------------------------
By exchange
----------------------------------------------------------------------------------------------------------------------------------
[Graphic]          -    Accounts of any type.                                   -    Obtain a current prospectus for the
                   -    Sales of any amount.                                         Portfolio into which you are
                                                                                     exchanging by Internet or by
                                                                                     calling your financial
                                                                                     representative or Signature
                                                                                     Services.
                                                                                -    Log on to www.jhfunds.com to
                                                                                     process exchanges between the
                                                                                     Portfolios.
                                                                                -    Call EASI-Line for automated
                                                                                     service 24 hours a day at
                                                                                     1-800-338-8080.
                                                                                -    Call your financial representative
                                                                                     or Signature Services to request an
                                                                                     exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                 YOUR ACCOUNT 21

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;
- you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock; or
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

----------------------------------------------------------------------------------------------------------------------------------
Seller                                                                          Requirements for written requests
----------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial                    -    Letter of instruction.
accounts for minors).                                                           -    On the letter, the signatures of
                                                                                     all persons authorized to sign for
                                                                                     the account, exactly as the account
                                                                                     is registered.
                                                                                -    Medallion signature guarantee, if
                                                                                     applicable (see above).

Owners of corporate, sole proprietorship, general partner or association        -    Letter of instruction.
accounts.                                                                       -    Corporate business/organization
                                                                                     resolution, certified within the
                                                                                     past 12 months, or a John Hancock
                                                                                     funds business/organization
                                                                                     certification form.
                                                                                -    On the letter and the resolution,
                                                                                     the signature of the person(s)
                                                                                     authorized to sign for the account.
                                                                                -    Medallion signature guarantee, if
                                                                                     applicable (see above).

Owners or trustees of trust accounts.                                           -    Letter of instruction.
                                                                                -    On the letter, the signature(s) of
                                                                                     the trustee(s).
                                                                                -    Copy of the trust document
                                                                                     certified within the past 12 months
                                                                                     or a John Hancock funds trust
                                                                                     certification form.
                                                                                -    Medallion signature guarantee, if
                                                                                     applicable (see above).

Joint tenancy shareholders with rights of survivorship with                     -    Letter of instruction signed by
a deceased co-tenant(s).                                                             surviving tenant.
                                                                                -    Copy of death certificate.
                                                                                -    Medallion signature guarantee, if
                                                                                     applicable (see above).
                                                                                -    Inheritance tax waiver (if
                                                                                     applicable).

Executors of shareholder estates.                                               -    Letter of instruction signed by
                                                                                     executor.
                                                                                -    Copy of order appointing executor,
                                                                                     certified within the past 12
                                                                                     months.
                                                                                -    Medallion signature guarantee, if
                                                                                     applicable (see above).
                                                                                -    Inheritance tax waiver (if
                                                                                     applicable).

Administrators, conservators, guardians and other sellers                       -    Call 1-800-225-5291 for
or account types not listed above.                                                   instructions.

---------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------

22 YOUR ACCOUNT

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds and other investments in which it invests. The prospectus for the Underlying Funds explains the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.

Buy and sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests
Each Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges
You may exchange shares of a class of one Portfolio of JHF II for shares of the same class of any other Fund of JHF II or JHF III or any other John Hancock retail fund which is then offering that class, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a Portfolio with a lower rate. A Portfolio may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading
The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt portfolio investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that a Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAVs at the conclusion of the delay period. Each Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolios, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
Each Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or preestablished exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

                                                                 YOUR ACCOUNT 23

These exchange limits are subject to each Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolios to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of a Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of a Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

Excessive trading risk

To the extent that a Portfolio or its agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares
The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.
--------------------------------------------------------------------------------
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance
-    after any changes of name or address of the registered owner(s)
-    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends
The Lifestyle Aggressive Portfolio and Lifestyle Growth Portfolio generally declare and pay income dividends annually. The Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio declare and pay income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

24 YOUR ACCOUNT

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only)
If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, the Portfolio may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to Portfolio performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

--------------------------------------------------------------------------------
Additional investor services

Monthly Automatic Accumulation Program
MAAP lets you set up regular investments from your paycheck or bank account to the Portfolios of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-    Complete the appropriate parts of your account application.
- If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section "Opening an Account." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-    Make sure you have at least $5,000 worth of shares in your account.
- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges).
- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans
The Distributor offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Disclosure of Portfolio holdings
Each Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of each Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of each Portfolios will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date a Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. Each Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

                                                                 YOUR ACCOUNT 25

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Risks of investing in the Portfolios
--------------------------------------------------------------------------------

Fund of funds risk
A Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving a Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

A Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

Investment company securities risk
The Portfolios bear their own expenses and indirectly bear their proportionate share of expenses of the Underlying Funds in which they invest.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolios are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolios are non-diversified, the risks associated with non-diversification are lower for the Portfolios because they allocate their assets among multiple Underlying Funds.

26 RISKS OF INVESTING IN THE PORTFOLIOS

--------------------------------------------------------------------------------
Information about the Underlying Funds
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Risks of investing in Underlying Funds
By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed-income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 27
rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed-income securities in the lowest rating category Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed-income securities and high yield securities risk Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- Risk to principal and income Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed-income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed-income securities Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social,

28 INFORMATION ABOUT THE UNDERLYING FUNDS economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the Statement

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 29
of Additional Information. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."

30 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Description of Funds
The Portfolios may invest in any of the Funds. The following tables set forth, separately for the fixed-income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

----------------------------------------------------------------------------------------------------------------------------------
Fixed-Income Funds -- John Hancock Funds II
----------------------------------------------------------------------------------------------------------------------------------
                                                  Estimated
Fund and subadviser(s)                            expense ratio                 Goal and principal strategy
----------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                                  0.70%                         Seeks income and capital appreciation by
Declaration Management & Research LLC                                           investing at least 80% of its assets in
and MFC Global Investment Management                                            a diversified mix of debt securities and
(U.S.), LLC                                                                     instruments.
----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                    0.82%                         Seeks total return consisting of income
Wells Capital Management, Incorporated                                          and capital appreciation by normally
                                                                                investing in a broad range of
                                                                                investment-grade debt securities. The
                                                                                subadviser invests in debt securities
                                                                                that it believes offer attractive yields
                                                                                and are undervalued relative to issues
                                                                                of similar credit quality and interest
                                                                                rate sensitivity. From time to time, the
                                                                                Fund may also invest in unrated bonds
                                                                                believed to be comparable to
                                                                                investment-grade debt securities. Under
                                                                                normal circumstances, the subadviser
                                                                                expects to maintain an overall effective
                                                                                duration range between 4 and 5 1/2
                                                                                years.
----------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                  0.79%                         Seeks to realize maximum total return,
Pacific Investment Management                                                   consistent with preservation of capital
Company LLC                                                                     and prudent investment management by
                                                                                investing primarily in fixed-income
                                                                                securities denominated in major foreign
                                                                                currencies, baskets of foreign
                                                                                currencies (such as the ECU) and the
                                                                                U.S. dollar.
----------------------------------------------------------------------------------------------------------------------------------
High Income Fund                                  0.74%                         Seeks high current income by normally
MFC Global Investment Management                                                investing at least 80% of its assets in
(U.S.), LLC                                                                     U.S. and foreign fixed-income securities
                                                                                rated BB/Ba or lower and their unrated
                                                                                equivalents.
----------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                                   0.71%                         Seeks to realize an above-average total
Western Asset Management Company                                                return over a market cycle of three to
                                                                                five years, consistent with reasonable
                                                                                risk, by investing primarily in high
                                                                                yield debt securities, including
                                                                                corporate bonds and other fixed-income
                                                                                securities.
----------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund                      0.79%                         Seeks a high level of current income
Wellington Management Company, LLP                                              consistent with the maintenance of
                                                                                principal and liquidity by investing in
                                                                                a diversified portfolio of investment
                                                                                grade bonds, focusing on corporate bonds
                                                                                and U.S. Government bonds with
                                                                                intermediate to longer term maturities.
                                                                                The Fund may also invest up to 20% of
                                                                                its assets in non- investment grade
                                                                                fixed-income securities.
----------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                             0.75%                         Seeks maximum return, consistent with
Pacific Investment Management                                                   preservation of capital and prudent
Company LLC                                                                     investment management, by normally
                                                                                investing at least 80% of its net assets
                                                                                in inflation-indexed bonds of varying
                                                                                maturities issued by the U.S. and
                                                                                non-U.S. governments and by
                                                                                corporations.
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                              0.69%                         Seeks income and capital appreciation by
Declaration Management & Research LLC                                           investing at least 80% of its assets in
                                                                                a diversified mix of debt securities and
                                                                                instruments.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 31

----------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                              0.94%                         Seeks a high level of current income
T. Rowe Price Associates, Inc.                                                  with moderate share price fluctuation.
                                                                                The Fund diversifies its assets widely
                                                                                among market segments and seeks to
                                                                                maintain broad exposure to domestic and
                                                                                international fixed-income markets in an
                                                                                attempt to reduce the impact of markets
                                                                                that are declining and to benefit from
                                                                                good performance in particular segments
                                                                                over time. The Fund normally invests in
                                                                                investment grade corporate, and foreign
                                                                                and emerging market fixed-income
                                                                                securities, income-oriented stocks (up
                                                                                to 40% of its assets), short-term
                                                                                securities, asset-backed and mortgage
                                                                                related securities and U.S. Government
                                                                                securities. The Fund may invest up to
                                                                                40% of its assets in high yield
                                                                                fixed-income securities (commonly known
                                                                                as "junk bonds").
----------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                               0.77%                         Seeks a high level of total return
Western Asset Management Company                                                consistent with preservation of capital
                                                                                by giving its subadviser broad
                                                                                discretion to deploy the Fund's assets
                                                                                among certain segments of the
                                                                                fixed-income market in the manner the
                                                                                subadviser believes will best contribute
                                                                                to achieving the Fund's investment goal.
----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                             0.80%                         Seeks a high level of current income by
MFC Global Investment Management                                                normally investing primarily in: foreign
(U.S.), LLC                                                                     government and corporate debt securities
                                                                                from developed and emerging markets;
                                                                                U.S. Government and agency securities;
                                                                                and U.S. high yield bonds.
----------------------------------------------------------------------------------------------------------------------------------
Total Bond Market Fund                            0.57%                         Seeks to track the performance of the
Declaration Management & Research LLC                                           Lehman Brothers Aggregate Index (which
                                                                                represents the U.S. investment grade
                                                                                bond market). The Fund normally invests
                                                                                at least 80% of its assets in securities
                                                                                listed in this Index. The Fund is an
                                                                                intermediate- term bond fund of high and
                                                                                medium credit quality.
----------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                                 0.77%                         Seeks to realize maximum total return,
Pacific Investment Management                                                   consistent with preservation of capital
Company LLC                                                                     and prudent investment management, by
                                                                                normally investing at least 65% of its
                                                                                assets in a diversified portfolio of
                                                                                fixed-income securities of varying
                                                                                maturities. The average portfolio
                                                                                duration will normally vary within a
                                                                                three- to six-year time frame based on
                                                                                the subadviser's forecast for interest
                                                                                rates.
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                   0.72%                         Seeks a high level of current income,
Western Asset Management Company                                                consistent with preservation of capital
                                                                                and maintenance of liquidity, by
                                                                                investing in debt obligations and
                                                                                mortgage- backed securities issued or
                                                                                guaranteed by the U.S. Government, its
                                                                                agencies or instrumentalities and
                                                                                derivative securities such as
                                                                                collateralized mortgage obligations
                                                                                backed by such securities.
----------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                         0.82%                         Seeks total return with a high level of
Wells Capital Management, Incorporated                                          current income by normally investing
                                                                                primarily in below investment-grade debt
                                                                                securities (commonly known as "junk
                                                                                bonds" or high yield securities). The
                                                                                Fund also invests in corporate debt
                                                                                securities and may buy preferred and
                                                                                other convertible securities and bank
                                                                                loans.

--------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                                  Estimated
Fund and subadviser(s)                            expense ratio                 Goal and principal strategy
----------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                                    0.50%                         Seeks to approximate the aggregate total
MFC Global Investment Management                                                return of a broad U.S. domestic equity
(U.S.A.) Limited                                                                market index by attempting to track the
                                                                                performance of the S&P 500 Composite
                                                                                Stock Price Index.*
----------------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                                 0.82%                         Seeks long-term growth of capital by
Deutsche Investment Management                                                  investing primarily in common stocks and
Americas Inc.                                                                   other equity securities within all asset
                                                                                classes (small-, mid- and large-cap),
                                                                                primarily those within the Russell 3000
                                                                                Index.*
----------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                               0.94%                         Seeks long-term capital appreciation by
AIM Capital Management, Inc.                                                    normally investing its assets
                                                                                principally in common stocks of
                                                                                companies that are likely to benefit
                                                                                from new or innovative products,
                                                                                services or processes, as well as those
                                                                                that have experienced above average,
                                                                                long-term growth in earnings and have
                                                                                excellent prospects for future growth.

32 INFORMATION ABOUT THE UNDERLYING FUNDS

----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                0.89%                         Seeks capital appreciation by investing
Lord, Abbett & Co. LLC                                                          in equity securities of U.S. and
                                                                                multinational companies in all
                                                                                capitalization ranges that the
                                                                                subadviser believes are undervalued.
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                             0.85%                         Seeks to achieve long-term growth of
T. Rowe Price Associates, Inc.                                                  capital (current income is a secondary
                                                                                objective) by normally investing at
                                                                                least 80% of its total assets in the
                                                                                common stocks of large- and medium-sized
                                                                                blue chip growth companies. Some of the
                                                                                stocks in the portfolio are expected to
                                                                                pay dividends.
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                         0.79%                         Seeks long-term capital growth by
Jennison Associates LLC                                                         investing at least 65% of its total
                                                                                assets in equity- related securities of
                                                                                companies that exceed $1 billion in
                                                                                market capitalization and that the
                                                                                subadviser believes have above-average
                                                                                growth prospects. These companies are
                                                                                generally medium-to-large capitalization
                                                                                companies.
----------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                                0.90%                         Seeks long-term growth of capital by
Pzena Investment Management, LLC                                                normally investing at least 80% of its
                                                                                net assets in domestic equity
                                                                                securities. The subadviser seeks to
                                                                                identify companies that it believes are
                                                                                currently undervalued relative to the
                                                                                market, based on estimated future
                                                                                earnings and cash flow.
----------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                  0.83%                         Seeks long-term capital growth by
Legg Mason Capital Management, Inc.                                             normally investing primarily in equity
                                                                                securities that, in the subadviser's
                                                                                opinion, offer the potential for capital
                                                                                growth. The subadviser seeks to purchase
                                                                                securities at large discounts to the
                                                                                subadviser's assessment of their
                                                                                intrinsic value.
----------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                               1.05%                         Seeks long-term growth of capital by
Deutsche Investment Management                                                  investing in stocks and other equity
Americas Inc.                                                                   securities of medium-sized U.S.
                                                                                companies with strong growth potential.
----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                              0.93%                         Seeks superior long-term rates of return
MFC Global Investment Management                                                through capital appreciation by normally
(U.S.), LLC                                                                     investing primarily in high quality
                                                                                securities and convertible instruments
                                                                                of small-cap U.S. companies.
----------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund                       1.03%                         Seeks long-term capital appreciation by
RCM Capital Management LLC                                                      investing, under normal market
                                                                                conditions, at least 80% of its net
                                                                                assets (plus borrowings for investment
                                                                                purposes) in equity securities of U.S.
                                                                                companies with smaller capitalizations
                                                                                (which RCM defines as companies with
                                                                                market capitalizations of not less than
                                                                                50% and not more than 200% of the
                                                                                weighted average market capitalization
                                                                                of the Russell 2000 Index).*
----------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                                0.85%                         Seeks to provide substantial dividend
T. Rowe Price Associates, Inc.                                                  income and also long-term capital
                                                                                appreciation by investing primarily in
                                                                                dividend-paying common stocks,
                                                                                particularly of established companies
                                                                                with favorable prospects for both
                                                                                increasing dividends and capital
                                                                                appreciation.
----------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                           0.92%                         Seeks growth of capital by normally
Davis Selected Advisers, L.P.                                                   investing at least 80% of its net assets
                                                                                (plus any borrowings for investment
                                                                                purposes) in companies principally
                                                                                engaged in financial services. A company
                                                                                is "principally engaged" in financial
                                                                                services if it owns financial
                                                                                services-related assets constituting at
                                                                                least 50% of the value of its total
                                                                                assets, or if at least 50% of its
                                                                                revenues are derived from its provision
                                                                                of financial services.
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                            0.81%                         Seeks growth of capital by normally
Davis Selected Advisers, L.P.                                                   investing primarily in common stocks of
                                                                                U.S. companies with market
                                                                                capitalizations of at least $10 billion.
                                                                                The Fund may also invest in U.S.
                                                                                companies with smaller capitalizations.
----------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                            1.00%                         Seeks total return, consisting of
UBS Global Asset Management                                                     long-term capital appreciation and
(Americas) Inc.                                                                 current income, by investing in equity
                                                                                and fixed-income securities of issuers
                                                                                located within and outside the U.S.
----------------------------------------------------------------------------------------------------------------------------------
Global Fund                                       1.00%                         Seeks long-term capital appreciation by
Templeton Global Advisors Limited                                               normally investing at least 80% of its
                                                                                net assets (plus any borrowings for
                                                                                investment purposes) in equity
                                                                                securities of companies located anywhere
                                                                                in the world, including emerging
                                                                                markets.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 33

--------------------------------------------------------------------------------

Growth & Income Fund                              0.77%                         Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperforming its benchmark, the S&P 500
                                                                                Index. The Fund normally invests at
                                                                                least 80% of its assets in investments
                                                                                tied economically to the U.S. and
                                                                                typically makes equity investments in
                                                                                larger capitalized U.S. companies to
                                                                                gain broad exposure to the U.S. equity
                                                                                market.
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                       0.90%                         Seeks long-term capital growth by
Grantham, Mayo, Van Otterloo & Co. LLC                                          seeking to outperform its benchmark, the
                                                                                Russell 1000 Growth Index. The Fund
                                                                                typically makes equity investments in
                                                                                U.S. companies whose stocks are included
                                                                                in the Russell 1000 Index, or in
                                                                                companies with size and growth
                                                                                characteristics similar to those of
                                                                                companies with stocks in the Index.*
----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                         0.90%                         Seeks long-term capital growth by
Grantham, Mayo, Van Otterloo & Co. LLC                                          seeking to outperform its benchmark, the
                                                                                Russell 2500 Growth Index. The Fund
                                                                                typically makes equity investments in
                                                                                companies whose stocks are included in
                                                                                the Russell 2500 Index, or in companies
                                                                                with total market capitalizations
                                                                                similar such companies ("small- and
                                                                                mid-cap companies"). The Fund normally
                                                                                invests at least 80% of its assets in
                                                                                investments in small- and mid-cap
                                                                                companies.*
----------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                           1.06%                         Seeks to achieve a combination of
Deutsche Investment Management                                                  long-term capital appreciation and
Americas Inc.                                                                   current income by investing at least 80%
                                                                                of net assets in equity securities of
                                                                                real estate investment trusts ("REIT")
                                                                                and real estate companies including
                                                                                foreign REITs and real estate companies.
----------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                              1.15%                         Seeks long-term capital appreciation by
T. Rowe Price Associates, Inc.                                                  normally investing at least 80% of its
                                                                                net assets (plus any borrowings for
                                                                                investment purposes) in common stocks of
                                                                                companies engaged in the research,
                                                                                development, production, or distribution
                                                                                of products or services related to
                                                                                health care, medicine, or the life
                                                                                sciences (collectively, "health
                                                                                sciences").
----------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund                   0.58%                         Under normal market conditions, the Fun
SSgA Funds Management, Inc.                                                     invests at least 80% of its assets in
                                                                                securities listed in the Morgan Stanley
                                                                                Capital International All Country World
                                                                                Excluding U.S. Index (the "MSCI ACW
                                                                                ex-US Index"). As of August 31, 2006,
                                                                                the market capitalizations of companies
                                                                                included in the MSCI ACW ex-US Index
                                                                                ranged from $26.3 million to $277.0
                                                                                billion.
----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                         1.10%                         Seeks long term capital appreciation by
Grantham, Mayo, Van Otterloo & Co. LLC                                          seeking to outperform its benchmark, the
                                                                                S&P Citigroup Primary Market Index
                                                                                ("PMI") Europe, Pacific, Asia Composite
                                                                                ("EPAC") Growth Style Index. The Fund
                                                                                typically invests in a diversified
                                                                                portfolio of equity investments from
                                                                                developed markets throughout the world.
----------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund                  1.00%                         Seeks long-term growth of capital by
Marsico Capital Management, LLC                                                 normally investing at least 65% of its
                                                                                assets in common stocks of foreign
                                                                                companies selected for their long-term
                                                                                growth potential. The Fund may invest in
                                                                                companies of any size throughout the
                                                                                world and normally invests in issuers
                                                                                from at least three different countries
                                                                                not including the U.S. It may invest in
                                                                                common stocks of companies operating in
                                                                                emerging markets.
----------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                      1.13%                         Seeks long-term capital appreciation by
Templeton Investment Counsel, LLC                                               investing primarily in the common stock
                                                                                of smaller companies outside the U.S.
                                                                                and normally invests at least 80% of its
                                                                                net assets (plus any borrowing for
                                                                                investment purposes) in securities
                                                                                issued by foreign companies which have
                                                                                total stock market capitalizations or
                                                                                annual revenues of $4 billion or less
                                                                                ("small-company securities").
----------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund                  1.14%                         Seeks long-term capital appreciation by
Dimensional Fund Advisors Inc.                                                  primarily investing its assets in equity
                                                                                securities of non-U.S. small companies
                                                                                of developed and emerging markets under
                                                                                normal market conditions.
----------------------------------------------------------------------------------------------------------------------------------
International Value Fund                          0.96%                         Seeks long-term growth of capital by
Templeton Investment Counsel, Inc.                                              normally investing primarily in equity
                                                                                securities of companies located outside
                                                                                the U.S., including emerging markets.

34 INFORMATION ABOUT THE UNDERLYING FUNDS

----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                              0.88%                         Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the Russell 1000 Value
                                                                                Index. The Fund typically makes equity investments
                                                                                in U.S. companies whose stocks are included in the
                                                                                Russell 1000 Index, or in companies with size and
                                                                                growth characteristics similar to those of
                                                                                companies with stocks in the Index.
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                                    0.82%                         Seeks to maximize total return, consisting of
UBS Global Asset Management                                                     capital appreciation and current income, by
(Americas) Inc.                                                                 normally investing at least 80% of its net assets
                                                                                (plus borrowings for investment purposes, if any)
                                                                                in equity securities of U.S. large- capitalization
                                                                                companies.
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              0.88%                         Seeks long-term growth of capital by normally
BlackRock Investment Management, LLC                                            investing, primarily in a diversified portfolio of
                                                                                equity securities of large-cap companies located
                                                                                in the U.S.
----------------------------------------------------------------------------------------------------------------------------------
Managed Fund                                      0.79%                         Seeks income and long-term capital appreciation by
Grantham, Mayo, Van Otterloo & Co. LLC                                          investing primarily in a diversified mix of common
and Declaration Management &                                                    stocks of large- and mid-sized U.S. companies; and
Research LLC                                                                    bonds with an overall intermediate term average
                                                                                maturity. The Fund employs a multi- manager
                                                                                approach with two subadvisers, each of which
                                                                                employs its own investment approach and
                                                                                independently manages its portion of the Fund's
                                                                                portfolio.
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                                0.56%                         Seeks to approximate the aggregate total return of
MFC Global Investment Management                                                a mid-cap U.S. domestic equity market index by
(U.S.A.) Limited                                                                attempting to track the performance of the S&P Mid
                                                                                Cap 400 Index.*
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                                0.91%                         Seeks long-term growth of capital by normally
Wellington Management Company, LLP                                              investing at least 80% of its net assets (plus any
                                                                                borrowings for investment purposes) in equity
                                                                                securities of medium- sized companies with
                                                                                significant capital appreciation potential. The
                                                                                Fund tends to invest in companies having market
                                                                                capitalizations similar to those of companies
                                                                                included in the Russell Midcap Index.
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                         0.97%                         Seeks to provide long-term growth of capital by
RiverSource Investments, LLC                                                    investing at least 80% of its net assets in equity
                                                                                securities of medium-sized companies.
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                0.92%                         Seeks capital appreciation by normally investing
Lord, Abbett & Co. LLC                                                          at least 80% of its net assets (plus any
                                                                                borrowings for investment purposes) in mid-sized
                                                                                companies, with market capitalizations at the time
                                                                                of purchase within the market capitalization range
                                                                                of companies in the Russell Midcap Index.*
----------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                            1.07%                         Seeks long-term total return by normally investing
Wellington Management Company, LLP                                              primarily in equity and equity- related securities
                                                                                of natural resource-related companies worldwide.
----------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                                  1.00%                         Seeks long-term growth of capital by investing in
MFC Global Investment Management                                                a diversified portfolio comprised primarily of
(U.S.A.) Limited                                                                common stocks and equity-related securities of
                                                                                corporations domiciled in countries in the Pacific
                                                                                Rim region.
----------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                         1.39%                         Seeks long-term growth of capital by normally
MFC Global Investment Management                                                investing primarily in equity securities of U.S
(U.S.A.) Limited                                                                companies. The Fund will generally focus on equity
                                                                                securities of U.S. companies across the three
                                                                                market capitalization ranges of large, mid and
                                                                                small.
----------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                         0.80%                         Seeks long-term growth of capital by normally
MFC Global Investment Management                                                investing at least 80% of its total assets (plus
(U.S.A.) Limited                                                                any borrowings for investment purposes) in U.S.
                                                                                mid-cap stocks, convertible preferred stocks,
                                                                                convertible bonds and warrants.
----------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                           0.74%                         Seeks long-term capital appreciation by investing
MFC Global Investment Management                                                primarily in large-cap U.S. securities with the
(U.S.A.) Limited                                                                potential for long-term growth of capital.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 35

----------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                           0.89%                         Seeks to provide long-term growth through a
T. Rowe Price Associates, Inc.                                                  combination of capital appreciation and current
                                                                                income by investing at least 80% of its net assets
                                                                                in the equity securities of real estate companies,
                                                                                including REITs, real estate operating companies,
                                                                                brokers, developers and other companies with at
                                                                                least 50% of revenues, profits or assets related
                                                                                to real estate activities.
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund                       0.77%                         Seeks to achieve a combination of long-term
Deutsche Investment Management                                                  capital appreciation and current income by
Americas Inc.                                                                   normally investing at least 80% of its net assets
                                                                                (plus any borrowings for investment purposes) in
                                                                                equity securities of REITs and real estate
                                                                                companies.
----------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                         1.15%                         The Fund invests, under normal market conditions,
T. Rowe Price Associates, Inc. and RCM                                          at least 80% of its net assets (plus any borrowing
Capital Management LLC                                                          for investment purposes) in the common stocks of
                                                                                companies expected to benefit from the
                                                                                development, advancement and/or use of science and
                                                                                technology. For purposes of satisfying this
                                                                                requirement, common stocks may include equity
                                                                                linked notes and derivatives relating to common
                                                                                stocks, such as options on equity linked notes.
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                    0.91%                         Seeks maximum capital appreciation consistent with
Independence Investments LLC                                                    reasonable risk to principal by normally investing
                                                                                at least 80% of its net assets in equity
                                                                                securities of companies whose market
                                                                                capitalizations do not exceed the greater of (a)
                                                                                $2 billion, (b) the market capitalization of the
                                                                                companies in the Russell 2000 Index and (c) the
                                                                                market capitalization of the companies in the S&P
                                                                                Small Cap 600 Index.
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             1.17%                         Seeks long-term capital appreciation by normally
Wellington Management Company, LLP                                              investing primarily in small- cap companies
                                                                                believed to offer above average potential for
                                                                                growth in revenues and earnings.
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                              0.56%                         Seeks to approximate the aggregate total return of
MFC Global Investment Management                                                a small-cap U.S. domestic equity market index by
(U.S.A.) Limited                                                                attempting to track the performance of the Russell
                                                                                2000 Index.*
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                      1.05%                         Seeks long-term capital appreciation by normally
Munder Capital Management                                                       investing at least 80% of its assets in equity
                                                                                securities of companies with market
                                                                                capitalizations within the range of the companies
                                                                                in the Russell 2000 Index.*
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                              1.17%                         Seeks long-term capital appreciation by normally
Wellington Management Company, LLP                                              investing at least 80% of its assets in small-cap
                                                                                companies that are believed to be undervalued by
                                                                                various measures and to offer good prospects for
                                                                                capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                                1.29%                         Seeks long-term capital growth by normally
American Century Investment                                                     investing primarily in equity securities of
Management, Inc.                                                                smaller-capitalization U.S. companies. The
                                                                                subadviser uses quantitative, computer- driven
                                                                                models to construct the Fund's portfolio of
                                                                                stocks.
----------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                         1.16%                         Seeks long-term growth of capital by normally
AIM Capital Management, Inc.                                                    investing at least 80% of its assets in securities
                                                                                of small-capitalization companies. The subadviser
                                                                                seeks to identify those companies that have strong
                                                                                earnings momentum or demonstrate other potential
                                                                                for growth of capital.
----------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                          1.07%                         Seeks long-term growth of capital by investing
T. Rowe Price Associates, Inc.                                                  primarily in small companies whose common stocks
                                                                                are believed to be undervalued. The Fund will
                                                                                normally invest at least 80% of its net assets
                                                                                (plus any borrowings for investment purposes) in
                                                                                companies with market capitalizations that do not
                                                                                exceed the maximum market capitalization of any
                                                                                security in the Russell 2000 Index at the time of
                                                                                purchase.*
----------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                                1.04%                         Seeks long-term capital growth by normally
ClearBridge Advisors, LLC                                                       investing at least 80% of its net assets in common
                                                                                stocks and other equity securities of companies
                                                                                whose market capitalizations at the time of
                                                                                investment do not exceed (a) $3 billion or (b) the
                                                                                highest month-end market capitalization value of
                                                                                any stock in the Russell 2000 Index for the
                                                                                previous 12 months, whichever is greater.

36 INFORMATION ABOUT THE UNDERLYING FUNDS

----------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund                     0.59%                         Seeks to approximate the aggregate total return of
MFC Global Investment Management                                                a broad U.S. domestic equity market index by
(U.S.A.) Limited                                                                attempting to track the performance of the
                                                                                Wilshire 5000 Equity Index.*
----------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund                   0.74%                         Seeks long-term growth of capital by normally
Sustainable Growth Advisers, L.P.                                               investing primarily in common stocks of "U.S.
                                                                                Global Leaders" companies determined by the
                                                                                subadviser to have a high degree of predictability
                                                                                and above average sustainable long-term growth.
----------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                            0.82%                         Seeks long-term capital appreciation. The Fund
Grantham, Mayo, Van Otterloo & Co. LLC                                          normally invests in securities in the Wilshire
                                                                                5000 Index, an independently maintained index
                                                                                which measures the performance of all equity
                                                                                securities (with readily available price data) of
                                                                                issuers with headquarters in the U.S. The Fund
                                                                                normally invests at least 80% of its assets in
                                                                                investments tied economically to the U.S.*
----------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                                    0.95%                         Seeks capital growth and current income (income
Massachusetts Financial Services Company                                        above that available from a portfolio invested
                                                                                entirely in equity securities) by normally
                                                                                investing at least 80% of its net assets (plus any
                                                                                borrowings for investment purposes) in equity and
                                                                                debt securities of domestic and foreign companies
                                                                                in the utilities industry.
----------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                        0.92%                         Seeks long-term capital appreciation by investing
UST Advisers, Inc.                                                              primarily (at least 65% of its assets) in common
                                                                                stocks of U.S. and foreign companies whose share
                                                                                price in the opinion of the subadviser, do not
                                                                                reflect the economic value of the company's
                                                                                assets, but where the subadviser believes
                                                                                restructuring efforts or industry consolidation
                                                                                will serve to highlight the true value of the
                                                                                company. In choosing investments for the Fund, the
                                                                                subadviser looks for companies where restructuring
                                                                                activities, such as consolidations, outsourcing,
                                                                                spin-offs or reorganizations, will offer
                                                                                significant value to the issuer and increase its
                                                                                investment potential. The subadviser may select
                                                                                companies of any size for the Fund, and the Fund
                                                                                invests in a diversified group of companies across
                                                                                a number of different industries.
----------------------------------------------------------------------------------------------------------------------------------
Value Fund                                        0.98%                         Seeks to realize an above-average total return
Morgan Stanley Investment Management                                            over a market cycle of three to five years,
Inc. d/b/a Van Kampen                                                           consistent with reasonable risk, by investing
                                                                                primarily in equity securities of companies with
                                                                                capitalizations similar to the market
                                                                                capitalizations of companies in the Russell Midcap
                                                                                Value Index.*
----------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                          0.90%                         Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the Russell 2500 Value
                                                                                Index. The Fund typically makes equity investments
                                                                                in companies whose stocks are included in the
                                                                                Russell 2500 Index, or in companies with total
                                                                                market capitalizations similar such companies
                                                                                ("small-cap companies"). The Fund normally invests
                                                                                at least 80% of its assets in securities of
                                                                                small-cap companies.*
----------------------------------------------------------------------------------------------------------------------------------
Vista Fund                                        1.02%                         Seeks long-term capital growth by normally
American Century Investment                                                     investing in common stocks of U.S. and foreign
Management, Inc.                                                                companies that are medium-sized and smaller at the
                                                                                time of purchase. The Fund also may invest in
                                                                                domestic and foreign preferred stocks, convertible
                                                                                debt securities, equity-equivalent securities,
                                                                                non-leveraged futures contracts and options,
                                                                                notes, bonds and other debt securities. The
                                                                                subadviser looks for stocks of mediumsized and
                                                                                smaller companies it believes will increase in
                                                                                value over time, using a proprietary investment
                                                                                strategy.

----------------------------------------------------------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds III
----------------------------------------------------------------------------------------------------------------------------------
                                                  Estimated
Fund and subadviser(s)                            expense ratio                 Goal and principal strategy
----------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                                 0.90%                         Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the Russell 1000 Value
                                                                                Index. The Fund typically makes equity investments
                                                                                in U.S. companies whose stocks are included in the
                                                                                Russell 1000 Index, or in companies with size and
                                                                                value characteristics similar to those of
                                                                                companies with stocks in the Index.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 37

----------------------------------------------------------------------------------------------------------------------------------
Global Fund                                       1.17%                         Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the S&P/Citigroup
                                                                                Primary Market Index ("PMI") World Growth Index.
                                                                                The Fund typically invests in a diversified
                                                                                portfolio of equity investments from the world's
                                                                                developed markets.
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                       1.28%                         Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the Russell 1000 Growth
                                                                                Index. The Fund typically makes equity investments
                                                                                in U.S. companies whose stocks are included in the
                                                                                Russell 1000 Index, or in companies with size and
                                                                                growth characteristics similar to those of
                                                                                companies with stocks in the Index.
----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                         1.56%                         Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the Russell 2500 Growth
                                                                                Index. The Fund typically makes equity investments
                                                                                in companies whose stocks are included in the
                                                                                Russell 2500 Index, or in companies with total
                                                                                market capitalizations similar such companies
                                                                                ("small-cap companies"). The Fund normally invests
                                                                                at least 80% of its assets in investments in
                                                                                small-cap companies.
----------------------------------------------------------------------------------------------------------------------------------
International Core Fund                           1.35%                         Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the MSCI EAFE Index. The
                                                                                Fund normally invests 80% of its assets in equity
                                                                                securities and typically invests in a diversified
                                                                                mix of equity investments from developed markets
                                                                                outside the U.S.
----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                         1.68%                         Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the S&P/Citigroup
                                                                                Primary Market Index ("PMI") Europe, Pacific, Asia
                                                                                Composite ("EPAC") Growth Style Index.* The Fund
                                                                                typically invests in a diversified mix of equity
                                                                                investments from developed markets outside the
                                                                                U.S.
----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                              1.34%                         Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the Russell 1000 Value
                                                                                Index. The Fund typically makes equity investments
                                                                                in U.S. companies whose stocks are included in the
                                                                                Russell 1000 Index, or in companies with size and
                                                                                growth characteristics similar to those of
                                                                                companies with stocks in the Index.
----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                    1.34%                         Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperforming its benchmark, the S&P 500 Index.
                                                                                The Fund normally invests at least 80% of its
                                                                                assets in investments tied economically to the
                                                                                U.S. and typically makes equity investments in
                                                                                larger capitalized U.S. companies to gain broad
                                                                                exposure to the U.S. equity market.
----------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                          0.85%                         Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperforming its benchmark, the S&P 500 Index.
                                                                                The Fund normally invests at least 80% of its
                                                                                assets in investments tied economically to the
                                                                                U.S. and typically makes equity investments in
                                                                                larger capitalized U.S. companies to gain broad
                                                                                exposure to the U.S. equity market. The Fund
                                                                                typically holds between 40 and 80 stocks.
----------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                          1.38%                         Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                                          outperform its benchmark, the Russell 2500 Value
                                                                                Index. The Fund typically makes equity investments
                                                                                in companies whose stocks are included in the
                                                                                Russell 2500 Index, or in companies with total
                                                                                market capitalizations similar such companies
                                                                                ("small-cap companies"). The Fund normally invests
                                                                                at least 80% of its assets in securities of
                                                                                small-cap companies.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500
   Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

38 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Portfolio details
--------------------------------------------------------------------------------

Business structure
The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees

JHF II pays the Adviser a fee for its services to each Portfolio. The fee is stated as an annual percentage of the current value of the aggregate assets of all the Portfolios (together with the assets of all the Lifestyle Trusts of John Hancock Trust) determined in accordance with the following schedule and that rate is applied to the assets of each Portfolio.

--------------------------------------------------------------------------------
Management fee schedule
--------------------------------------------------------------------------------

                                                    Excess over
                             First $7.5 billion     $7.5 billion
----------------------------------------------------------------
Aggregate Assets of
Lifestyle Portfolios and
JHT Lifestyle Trusts         0.050%                 0.040%
----------------------------------------------------------------

                                                               --------------
                                                                Shareholders -----------------------|
                                                               --------------                       |
                                                                     |                              |
                                                                     |                              |
            |---                                -----------------------------------------------     |
            |                                            Financial services firms and               |
            |                                                their representatives                  |
            |                                                                                       |
            |                                           Advise current and prospective              |
            |     Distribution and     |-------- shareholders on their Portfolio investments,  -----|
            |   shareholder services   |         often in the context of an overall financial       |
                                                                       plan.                        |
            |                          |        -----------------------------------------------     |
            |                          |                                                            |
            |                          |                                                            |
            |     -------------------------------------------              --------------------------------------------------
            |                 Principal distributor                                          Transfer agent
            |
            |                John Hancock Funds, LLC                              John Hancock Signature Services, Inc.
            |
            |        Markets the Portfolios and distributes                  Handles shareholder services, including record-
            |      shares through selling brokers, financial                keeping and statements, distribution of dividends
            |    planners  and other financial representatives.                  and processing of buy and sell requests.
            |---  -------------------------------------------              --------------------------------------------------
                                       |                                                            |
                                       |                                                            |
                                       --------------------------------------------------------------
                                                                    |
--------------------------------     --------------------------------- |  ----------------------------------------             ---|
           Subadviser                       Investment adviser         |                   Custodian                              |
                                                                       |                                                          |
 MFC Global Investment Management         John Hancock Investment      |         State Street Bank & Trust Company                |
        (U.S.A.) Limited                 Management Services, LLC      |             2 Avenue de Lafayette                        |
      200 Bloor Street East                 601 Congress Street        |               Boston, MA 02111                   Asset   |
Toronto, Ontario, Canada M4W 1ES   ---    Boston, MA 02210-2805        |                                               management |
                                                                       |     Holds the Portfolio's assets, settles                |
  Provides portfolio management           Manages the Portfolios'      |    all Portfolio trades and collects most                |
          to the Portfolios.              business and investment      |       of the valuation data required for                 |
                                      |        activities.                      calculating each Portfolio's NAV.                 |
--------------------------------     -------------------------------   |  ----------------------------------------             ---|
              |                                     |                  |                    |
              |                                     |                  |                    |
--------------------------------                    ----------------------------------------
      Subadviser consultant                                            |
                                                                       |
      Deutsche Investment                              -----------------------------------
    Management Americas, LLC                                       Trustees
       345 Park Avenue
    New York, New York 10154                            Oversee the Portfolios' activities.
                                                       -----------------------------------
   Provides asset allocation
  consulting services to the
         subadviser.
--------------------------------

                                                            PORTFOLIO DETAILS 39

--------------------------------------------------------------------------------
Business structure

Subadviser
MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Fund or Portfolio, or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change Portfolio and Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio manager
Steve Orlich has been the portfolio manager for each Portfolio since inception. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation.

Appendix C of the SAI includes information about the portfolio manager, including information about his compensation, accounts he manages other than the Portfolios and his ownership of Portfolio shares, if any.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Portfolios is available in the Portfolios' annual report to shareholders for the period ended August 31, 2006.

40 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Financial highlights
The financial highlights table below for each Portfolio is intended to help investors understand the financial performance of the Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of the Portfolio as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

--------------------------------------------------------------------------------
Lifestyle Aggressive Portfolio                                      PERIOD ENDED
--------------------------------------------------------------------------------

CLASS A SHARES                                                       8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.63
--------------------------------------------------------------------------------
Net investment loss(2,3)                                                  (0.07)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             1.56
--------------------------------------------------------------------------------
Total from investment operations                                            1.49
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                                (0.06)
--------------------------------------------------------------------------------
                                                                          (0.06)
--------------------------------------------------------------------------------
Net asset value, end of period                                            $14.06
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                   11.85(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $35
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                       0.65(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                   0.84(8)
--------------------------------------------------------------------------------
Ratio of net investment loss to average net assets(3) (%)              (0.59)(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     23(6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.63
--------------------------------------------------------------------------------
Net investment loss(2,3)                                                  (0.15)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             1.56
--------------------------------------------------------------------------------
Total from investment operations                                            1.41
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                                (0.04)
--------------------------------------------------------------------------------
                                                                          (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period                                            $14.00
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                   11.22(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $8
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                       1.34(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                   2.00(8)
--------------------------------------------------------------------------------
Ratio of net investment loss to average net assets(3) (%)              (1.23)(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     23(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

                                                            PORTFOLIO DETAILS 41

--------------------------------------------------------------------------------
Lifestyle Aggressive Portfolio (continued)                         PERIOD ENDED
--------------------------------------------------------------------------------

CLASS C SHARES                                                 8-31-06(1)
--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------
Net asset value, beginning of period                              $12.63
--------------------------------------------------------------------------
Net investment loss(2,3)                                          (0.15)
--------------------------------------------------------------------------
Net realized and unrealized gain on investments                    1.57
--------------------------------------------------------------------------
Total from investment operations                                   1.42
--------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------
From net investment income                                       (0.05)
--------------------------------------------------------------------------
                                                                 (0.05)
--------------------------------------------------------------------------
Net asset value, end of period                                   $14.00
--------------------------------------------------------------------------
Total return(4,5) (%)                                          11.22(6)
--------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of period (in millions)                             $25
--------------------------------------------------------------------------
Ratio of net expenses to average net assets(7)(%)               1.34(8)
--------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)          1.60(8)
--------------------------------------------------------------------------
Ratio of net investment loss to average net assets(3) (%)     (1.27)(8)
--------------------------------------------------------------------------
Portfolio turnover (%)                                            23(6)
--------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

42 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio                                          PERIOD ENDED
--------------------------------------------------------------------------------

CLASS A SHARES                                                       8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $13.35
--------------------------------------------------------------------------------
Net investment income(2,3)                                                0.07
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                           1.28
--------------------------------------------------------------------------------
Total from investment operations                                          1.35
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.07)
--------------------------------------------------------------------------------
                                                                        (0.07)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.63
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                 10.18(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $103
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                     0.61(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                 0.72(8)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3) (%)            0.55(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                   26(6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio                                          PERIOD ENDED
--------------------------------------------------------------------------------
CLASS B SHARES                                                       8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $13.35
--------------------------------------------------------------------------------
Net investment loss(2,3)                                                (0.02)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                           1.30
--------------------------------------------------------------------------------
Total from investment operations                                          1.28
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.06)
--------------------------------------------------------------------------------
                                                                        (0.06)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.57
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                  9.57(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $24
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                     1.34(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                 1.69(8)
--------------------------------------------------------------------------------
Ratio of net investment loss to average net assets(3) (%)            (0.19)(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                   26(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

                                                            PORTFOLIO DETAILS 43

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio (continued)                              PERIOD ENDED
--------------------------------------------------------------------------------

CLASS C SHARES                                                       8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $13.35
--------------------------------------------------------------------------------
Net investment loss(2,3)                                                (0.02)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                           1.30
--------------------------------------------------------------------------------
Total from investment operations                                          1.28
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.06)
--------------------------------------------------------------------------------
                                                                        (0.06)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.57
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                  9.57(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $93
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                     1.33(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                 1.44(8)
--------------------------------------------------------------------------------
Ratio of net investment loss to average net assets(3) (%)            (0.14)(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                   26(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

44 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Lifestyle Balanced Portfolio                                        PERIOD ENDED
--------------------------------------------------------------------------------

CLASS A SHARES                                                         8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $13.35
--------------------------------------------------------------------------------
Net investment income(2,3)                                                0.19
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                           1.01
--------------------------------------------------------------------------------
Total from investment operations                                          1.20
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                               (0.17)
--------------------------------------------------------------------------------
From net realized gain                                                      --(4)
--------------------------------------------------------------------------------
                                                                         (0.17)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.38
--------------------------------------------------------------------------------
Total return(5,6) (%)                                                     9.08(7)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $81
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(8) (%)                        0.58(9)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(8,10) (%)                   0.70(9)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3) (%)               1.60(9)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                      23(7)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B SHARES                                                         8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $13.35
--------------------------------------------------------------------------------
Net investment income(2,3)                                                0.10
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                           1.02
--------------------------------------------------------------------------------
Total from investment operations                                          1.12
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                               (0.10)
--------------------------------------------------------------------------------
From net realized gain                                                      --(4)
--------------------------------------------------------------------------------
                                                                         (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.37
--------------------------------------------------------------------------------
Total return(5,6) (%)                                                     8.47(7)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $20
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(8) (%)                        1.34(9)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(8,10) (%)                   1.73(9)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3) (%)               0.84(9)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                      23(7)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4)  Less than $0.01 per share.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6) Total returns would have been lower had certain expenses not been reduced during the period shown.

(7)  Not annualized.

(8) Does not include expenses of the investment companies in which the Portfolio invests.

(9)  Annualized.

(10) Does not take into consideration expense reductions during the period shown.

                                                            PORTFOLIO DETAILS 45

--------------------------------------------------------------------------------
Lifestyle Balanced Portfolio (continued)                            PERIOD ENDED
--------------------------------------------------------------------------------

CLASS C SHARES                                                       8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $13.35
--------------------------------------------------------------------------------
Net investment income(2,3)                                                0.12
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                           1.01
--------------------------------------------------------------------------------
Total from investment operations                                          1.13
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.10)
--------------------------------------------------------------------------------
From net realized gain                                                   --(4)
--------------------------------------------------------------------------------
                                                                        (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.38
--------------------------------------------------------------------------------
Total return(5,6) (%)                                                  8.55(7)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $79
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(8) (%)                     1.29(9)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(8,10) (%)                1.41(9)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3) (%)            0.97(9)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                   23(7)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4)  Less than $0.01 per share.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6) Total returns would have been lower had certain expenses not been reduced during the period shown.

(7)  Not annualized.

(8) Does not include expenses of the investment companies in which the Portfolio invests.

(9)  Annualized.

(10) Does not take into consideration expense reductions during the period shown.

46 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Lifestyle Moderate Portfolio                                       PERIOD ENDED
--------------------------------------------------------------------------------

 CLASS A SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                 $12.94
--------------------------------------------------------------------------------
 Net investment income(2,3)                                             0.25
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                        0.66
--------------------------------------------------------------------------------
 Total from investment operations                                       0.91
--------------------------------------------------------------------------------
 Less distributions
--------------------------------------------------------------------------------
 From net investment income                                           (0.21)
--------------------------------------------------------------------------------
                                                                      (0.21)
--------------------------------------------------------------------------------
 Net asset value, end of period                                       $13.64
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               7.10(6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                 $25
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                  0.57(8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)              0.83(8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)         2.21(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                24(6)
--------------------------------------------------------------------------------
 CLASS B SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                 $12.94
--------------------------------------------------------------------------------
 Net investment income(2,3)                                             0.15
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                        0.68
--------------------------------------------------------------------------------
 Total from investment operations                                       0.83
--------------------------------------------------------------------------------
 Less distributions
--------------------------------------------------------------------------------
 From net investment income                                           (0.15)
--------------------------------------------------------------------------------
                                                                      (0.15)
--------------------------------------------------------------------------------
 Net asset value, end of period                                       $13.62
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               6.42(6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                  $5
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                  1.34(8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)              2.43(8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)         1.28(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                24(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

                                                            PORTFOLIO DETAILS 47

--------------------------------------------------------------------------------
Lifestyle Moderate Portfolio (continued)                            PERIOD ENDED
--------------------------------------------------------------------------------

 CLASS C SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                 $12.94
--------------------------------------------------------------------------------
 Net investment income(2,3)                                             0.17
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                        0.67
--------------------------------------------------------------------------------
 Total from investment operations                                       0.84
--------------------------------------------------------------------------------
 Less distributions
--------------------------------------------------------------------------------
 From net investment income                                           (0.15)
--------------------------------------------------------------------------------
                                                                      (0.15)
--------------------------------------------------------------------------------
 Net asset value, end of period                                       $13.63
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               6.49(6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                 $18
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                  1.29(8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)              1.67(8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)         1.51(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                24(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

48 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Lifestyle Conservative Portfolio                                   PERIOD ENDED
--------------------------------------------------------------------------------

 CLASS A SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                 $13.16
--------------------------------------------------------------------------------
 Net investment income(2,3)                                             0.31
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                        0.41
--------------------------------------------------------------------------------
 Total from investment operations                                       0.72
--------------------------------------------------------------------------------
 Less distributions
--------------------------------------------------------------------------------
 From net investment income                                           (0.25)
--------------------------------------------------------------------------------
                                                                      (0.25)
--------------------------------------------------------------------------------
 Net asset value, end of period                                       $13.63
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               5.53(6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                 $12
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                  0.57(8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)              1.02(8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)         2.75(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                20(6)
--------------------------------------------------------------------------------
 CLASS B SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                 $13.16
--------------------------------------------------------------------------------
 Net investment income(2,3)                                             0.24
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                        0.41
--------------------------------------------------------------------------------
 Total from investment operations                                       0.65
--------------------------------------------------------------------------------
 Less distributions
 From net investment income                                           (0.18)
--------------------------------------------------------------------------------
                                                                      (0.18)
--------------------------------------------------------------------------------
 Net asset value, end of period                                       $13.63
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               4.99(6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                  $3
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                  1.33(8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)              3.12(8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)         2.08(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                20(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

                                                            PORTFOLIO DETAILS 49

--------------------------------------------------------------------------------
 Lifestyle Conservative Portfolio (continued)                   PERIOD ENDED
--------------------------------------------------------------------------------

 CLASS C SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                 $13.16
--------------------------------------------------------------------------------
 Net investment income(2,3)                                             0.29
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                        0.35
--------------------------------------------------------------------------------
 Total from investment operations                                       0.64
--------------------------------------------------------------------------------
 Less distributions
--------------------------------------------------------------------------------
 From net investment income                                           (0.18)
--------------------------------------------------------------------------------
                                                                      (0.18)
--------------------------------------------------------------------------------
 Net asset value, end of period                                       $13.62
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               4.91(6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                  $8
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                  1.31(8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)              2.05(8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)         2.54(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                20(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B, and Class C shares began operations on 10-18-05.

(2)  Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the period shown.

(6)  Not annualized.

(7) Does not include expenses of the investment companies in which the Portfolio invests.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the period shown.

50 PORTFOLIO DETAILS

Appendix
--------------------------------------------------------------------------------
Historical Performance of Corresponding John Hancock Trust Portfolios

The Portfolios of JHF II commenced operations in October 2005, and performance information for these Portfolios is not presented in the prospectus. Each of the Portfolios is modeled after a portfolio of John Hancock Trust ("JHT"), another mutual fund that is used primarily as the underlying investment medium for certain variable annuity and variable life insurance separate accounts of John Hancock insurance companies. Each Portfolio has the same investment adviser, subadviser and portfolio manager and substantially the same investment objective, policies and restrictions as its corresponding JHT portfolio. Moreover, each Portfolio commenced operations after certain of these separate accounts redeemed all their interests in the corresponding JHT portfolio and invested all the redemption proceeds in the Portfolio, which in turn invested all the proceeds in underlying funds of the JHF II, which used the proceeds to acquire assets from corresponding underlying JHT portfolios of the corresponding JHT portfolio. These assets allowed each Portfolio to commence operations with an investment portfolio that was substantially the same (except as to amount of assets) as the investment portfolio of its corresponding JHT portfolio.

Because of the similarities between each Portfolio and its corresponding JHT portfolio as described above, this information may help provide an indication of the Portfolio's risks. The performance of the JHT portfolio, however, does not represent, and is not a substitute for, the performance of any Portfolio, and you should not assume that a Portfolio will have the same future performance as the JHT portfolio. The future performance of a Portfolio may be greater or less than the performance of its corresponding JHT portfolio due to, among other things, differences in expenses (including sales charges, if any), asset size and cash flows.

Performance information -- a bar chart and a table -- is presented on the following pages for the Series I shares of each JHT portfolio which corresponds to a Portfolio. The Series I shares of each JHT portfolio commenced operations on January 7, 1997. The bar chart shows how each JHT portfolio's total return has varied from year to year, while the tables show performance of its Series I shares over time (along with a broad-based market index for reference). All figures assume dividend reinvestment.

The Class A, B and C shares of the Portfolios have front-end or deferred sales charges. The Series I shares of the corresponding JHT portfolios do not have such charges. The other expenses of the Class A, B and C shares of the Portfolios, including their Rule 12b-1 fees, are higher than the expenses, including the Rule 12b-1 fees, of the Series I shares of the corresponding JHT portfolios. The performance shown in the bar charts and tables for the Series I shares of the JHT portfolios would be lower if adjusted to reflect the sales charges and higher expenses of the Class A, B and C shares of the Portfolios. The performance shown in the bar charts and tables would also be lower if the adviser to the JHT portfolios had not reimbursed certain expenses of those portfolios during the periods shown. Year-by-year index figures do not reflect any sales charges or fund expenses and would be lower if they did. The JHT portfolios serve as the underlying investment vehicle for variable insurance products. The performance presented does not reflect the fees and expenses of any variable insurance products. As indicated above, past performance does not indicate future results.

JHT Portfolio: Lifestyle Aggressive Trust
(formerly Lifestyle Aggressive 1000 Trust)

Corresponding to: Lifestyle Aggressive Portfolio

JHT Series I, total returns:
Best quarter: Q2 '03, 18.07%
Worst quarter: Q3 '02, -18.84%

Index (reflects no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

MORNINGSTAR RATING(TM)
[star] [star] [star] [star] [star]

Overall rating for JHT Series I among 380 large blend funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 5 stars out of 380, and 4 stars out of 280, large blend funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class A, B and C shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class A, B and C shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class A, B and C shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $587,363,517

--------------------------------------------------------------------------------
JHT Series I calendar year total returns
--------------------------------------------------------------------------------

               [BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]

1997      1998      1999     2000      2001      2002      2003      2004      2005
10.89%   4.79%     14.55%   -5.12%    -13.83%   -20.71%   34.91%    16.06%    10.62%

--------------------------------------------------------------------------------
 JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                               Since
                                     1 year        3 year        5 year    inception
------------------------------------------------------------------------------------
 Series I                            9.54%        16.03%        10.70%        4.92%
------------------------------------------------------------------------------------
 Standard & Poor's 500 Index        10.79%        12.30%         6.97%        7.75%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Growth Trust
(formerly Lifestyle Growth 820 Trust)

Corresponding to: Lifestyle Growth Portfolio

JHT Series I, total returns:
Best quarter: Q2 '03, 14.90%
Worst quarter: Q3 '02, -14.50%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)
[star] [star] [star] [star] [star]

Overall rating for JHT Series I among 380 large blend funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 5 stars out of 380, and 5 stars out of 280, large blend funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class A, B and C shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class A, B and C shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class A, B and C shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $9,160,486,948

--------------------------------------------------------------------------------
JHT Series I calendar year total returns
--------------------------------------------------------------------------------

               [BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]

 1997     1998      1999     2000      2001     2002      2003      2004      2005
13.84%   6.14%     16.50%   -3.18%    -9.16%   -15.84%    29.55%    14.59%    8.60%

--------------------------------------------------------------------------------
JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                                      Since
                                             1 year        3 year       5 year    inception
--------------------------------------------------------------------------------------------
 Series I                                     8.53%        13.84%        9.85%        6.15%
--------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                 10.79%        12.30%        6.97%        7.75%
--------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index         3.67%         3.38%        4.81%        6.33%
--------------------------------------------------------------------------------------------
 Combined Index                               9.36%        10.52%        6.71%        7.83%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Balanced Trust
(formerly Lifestyle Balanced 640 Trust)

Corresponding to: Lifestyle Balanced Portfolio

JHT Series I, total returns:
Best quarter: Q2 '03, 11.64%
Worst quarter: Q3 '98, -10.36%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)
[star] [star] [star] [star] [star]

Overall rating for JHT Series I among 199 moderate allocation funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 4 stars out of 199, and 5 stars out of 147, moderate allocation funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class A, B and C shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class A, B and C shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class A, B and C shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $7,584,334,540

--------------------------------------------------------------------------------
JHT Series I calendar year total returns
--------------------------------------------------------------------------------

               [BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]

 1997     1998      1999     2000      2001     2002      2003      2004      2005
14.09%   5.67%     12.36%    2.33%    -4.85%   -9.95%    23.97%    13.49%     6.82%

--------------------------------------------------------------------------------
JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                                       Since
                                              1 year        3 year       5 year    inception
--------------------------------------------------------------------------------------------
 Series I                                     8.09%        11.93%        9.08%        6.83%
--------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                 10.79%        12.30%        6.97%        7.75%
--------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index         3.67%         3.38%        4.81%        6.33%
--------------------------------------------------------------------------------------------
 Combined Index                               7.94%         8.74%        6.37%        7.61%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Moderate Trust
(formerly Lifestyle Moderate 460 Trust)

Corresponding to: Lifestyle Moderate Portfolio

JHT Series I, total returns:
Best quarter: Q2 '03, 8.71%
Worst quarter: Q3 '02, -5.57%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)
[star] [star] [star] [star]

Overall rating for JHT Series I among 199 moderate allocation funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 3 stars out of 199, and 4 stars out of 147, moderate allocation funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class A, B and C shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class A, B and C shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class A, B and C shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $1,776,525,897

--------------------------------------------------------------------------------
JHT Series I calendar year total returns
--------------------------------------------------------------------------------

               [BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]

 1997     1998      1999     2000      2001     2002      2003      2004      2005
13.70%   9.75%     7.84%    3.92%    -1.09%   -4.07%    17.83%    11.04%     4.15%

--------------------------------------------------------------------------------
JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                                     Since
                                              1 year       3 year       5 year   inception
------------------------------------------------------------------------------------------
 Series I                                     6.76%        8.91%        7.53%        6.83%
------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                 10.79%       12.30%        6.97%        7.75%
------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index         3.67%        3.38%        4.81%        6.33%
------------------------------------------------------------------------------------------
 Combined Index                               6.51%        6.96%        5.94%        7.27%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Conservative Trust
(formerly Lifestyle Conservative 280 Trust)

Corresponding to: Lifestyle Conservative Portfolio

JHT Series I, total returns:
Best quarter: Q4 '02, 6.12%
Worst quarter: Q2 '04, -2.08%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)
[star] [star] [star]

Overall rating for JHT Series I among 44 conservative allocation funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 3 stars out of 44, and 3 stars out of 21, conservative allocation funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class A, B and C shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class A, B and C shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class A, B and C shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $678,025,208

--------------------------------------------------------------------------------
JHT Series I calendar year total returns
--------------------------------------------------------------------------------

               [BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]

 1997     1998     1999     2000      2001     2002     2003     2004      2005
12.15%   10.20%    4.18%    7.54%    3.28%    1.80%    11.47%    8.59%     2.88%

--------------------------------------------------------------------------------
JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                                     Since
                                              1 year       3 year       5 year   inception
------------------------------------------------------------------------------------------
 Series I                                     5.74%        6.63%        6.33%        6.84%
------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                 10.79%       12.30%        6.97%        7.75%
------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index         3.67%        3.38%        4.81%        6.33%
------------------------------------------------------------------------------------------
 Combined Index                               5.10%        5.17%        5.42%        6.83%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

For more information

Two documents are available that offer further information on the Portfolios:

Annual/Semi-Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolios' holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

(C)2006 JOHN HANCOCK FUNDS, LLC LS0PN 12/06


To request a free copy of the current annual/semi-annual report or the SAI of JHF II, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779




[LOGO]John Hancock(R)
      the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-----------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
-----------------------------------

[LOGO]  John Hancock(R)
      -------------------
         MUTUAL FUNDS


                                                                    John Hancock
                                                            Lifestyle Portfolios

             CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4 AND CLASS R5 SHARES
                                                  Lifestyle Aggressive Portfolio
                                                      Lifestyle Growth Portfolio
                                                    Lifestyle Balanced Portfolio
                                                    Lifestyle Moderate Portfolio
                                                Lifestyle Conservative Portfolio






Prospectus
12.31.2006





As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------


THE LIFESTYLE PORTFOLIOS
-------------------------------------------------------------------
Lifestyle Aggressive Portfolio                                    6
Lifestyle Growth Portfolio                                        8
Lifestyle Balanced Portfolio                                     10
Lifestyle Moderate Portfolio                                     12
Lifestyle Conservative Portfolio                                 14
YOUR ACCOUNT
-------------------------------------------------------------------
Who can buy class R, R1, R2, R3, R4 and R5 shares                16
Class R, R1, R2, R3, R4 and R5 shares cost structure             16
Opening an account                                               17
Information for plan participants                                17
Transaction policies                                             17
Dividends and account policies                                   19
Additional Investor Services                                     19
RISKS OF INVESTING IN THE PORTFOLIOS                             20
-------------------------------------------------------------------
INFORMATION ABOUT THE UNDERLYING FUNDS
-------------------------------------------------------------------
Risks of investing in Underlying Funds                           21
Description of Funds                                             25
PORTFOLIO DETAILS
-------------------------------------------------------------------
Business structure                                               33
Financial highlights                                             35
APPENDIX
-------------------------------------------------------------------
Historical performance of corresponding
John Hancock Trust portfolios                                    41
FOR MORE INFORMATION                                     BACK COVER
-------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

JOHN HANCOCK FUNDS II LIFESTYLE PORTFOLIOS
This prospectus provides information about the five Lifestyle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolios may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). The Portfolios seek to provide a variety of comprehensive investment programs designed for differing investment orientations by means of selected investment allocations among the Underlying Funds.

This prospectus relates to the Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Portfolios. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS
Mutual funds such as the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios be sure to read all risk disclosure carefully before investing

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.


PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------

Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:


[Insert Graphic] Goal and strategy
The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.


[Insert Graphic] Past performance
The Portfolio's total return, measured year-by-year and over time.


[Insert Graphic] Principal risks
The major risk factors associated with the Portfolio.


[Insert Graphic] Your expenses
The overall costs borne by an investor in the Portfolio, including annual expenses.

The Lifestyle Portfolios
--------------------------------------------------------------------------------

There are five Portfolios: Aggressive, Growth, Balanced, Moderate and Conservative. Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds.

Because investors have different investment goals, risk tolerances, investment time horizons and financial circumstances, the Portfolios offer five distinct, comprehensive investment programs designed for differing investment orientations. Each Portfolio has a target percentage allocation between two kinds of Underlying Funds: those that invest primarily in equity securities and those that invest primarily in fixed-income securities.


                                                                              Target allocation among Underlying Funds:
                                                                              -----------------------------------------
Lifestyle Portfolio     Investment objective                                       Equity Funds     Fixed-Income Funds
 Aggressive             Long-term growth of capital. Current income is not
                        a consideration.                                            100%             --
Growth                  Long-term growth of capital. Current income is also
                        a consideration.                                            80%              20%
Balanced                A balance between a high level of current income
                        and growth of capital, with a greater emphasis on
                        growth of capital.                                          60%              40%
Moderate                A balance between a high level of current income
                        and growth of capital, with a greater emphasis
                        on income.                                                  40%              60%
Conservative            A high level of current income with some
                        consideration given to growth of capital.                   20%              80%

The Portfolios offer a number of share classes which have different expense and distribution or shareholder services arrangements. Each Portfolio, however, invests only in Class NAV shares of the Underlying Funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees.

Each Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for each Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance each Portfolio's investment allocation to maintain its target allocations. The subadviser may from time to time adjust the percentage of assets invested in any specific Underlying Funds held by a Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of each Portfolio will reflect both its subadviser's allocation decisions with respect to the Underlying Funds and the investment decisions made by the Underlying Funds' subadvisers.

For a brief description of each Fund and its categorization as an equity or a fixed-income Fund, see "Description of Funds."

SUBADVISER AND CONSULTANT
MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each consistent with its investment goal and strategies.

Deutsche Investment Management Americas Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

--------------------------------------------------------------------------------
Lifestyle Aggressive Portfolio
--------------------------------------------------------------------------------


[Insert Graphic] Goal and strategy
GOAL: The Portfolio seeks long-term growth of capital. Current income is not a consideration.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 100% of its assets in Underlying Funds which invest primarily in equity securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10%. Thus, based on its target percentage allocation of approximately 100% of assets in equity Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 90%/10%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed- income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[Insert Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


6 PORTFOLIOS

[Insert Graphic] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

- Fund of funds risk

- Investment company securities risk

- Non-diversification risk

- Equity securities risk

- Foreign securities risk

- Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES


  Class R
  Ticker             JNLAX
  CUSIP              47803M101
  Class R1
  Ticker             JPLAX
  CUSIP              47803M200
  Class R2
  Ticker             JQLAX
  CUSIP              47803M309
  Class R3
  Ticker             JRLAX
  CUSIP              47803V531
  Class R4
  Ticker             JSLAX
  CUSIP              47803V523
  Class R5
  Ticker             JTLAX
  CUSIP              47803V515

--------------------------------------------------------------------------------

[Insert Graphic] Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.


 Annual operating expenses                 Class R(1)   Class R1(1)  Class R2(1)  Class R3     Class R4     Class R5
----------------------------------------------------------------------------------------------------------------------
 Management fee                             0.04%        0.04%        0.04%        0.04%        0.04%        0.04%
----------------------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees      0.75%        0.50%        0.25%        0.50%        0.25%        None
----------------------------------------------------------------------------------------------------------------------
 Other expenses(2)                          7.78%        7.60%        7.78%        7.53%        3.79%        8.22%
----------------------------------------------------------------------------------------------------------------------
 Total Portfolio operating expenses         8.57%        8.14%        8.07%        8.07%        4.08%        8.26%
----------------------------------------------------------------------------------------------------------------------
 Contractual expense reimbursement
 (at least until 12-31-07)(3)               7.37%        7.19%        7.37%        7.38%        3.59%        8.06%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses           1.20%        0.95%        0.70%        0.69%        0.49%        0.20%
----------------------------------------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)      0.89%        0.89%        0.89%        0.89%        0.89%        0.89%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses
 and Underlying Fund expenses               2.09%        1.84%        1.59%        1.58%        1.38%        1.09%


The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.


 Expenses           Year 1          Year 3         Year 5         Year 10
 Class R            $  212         $  2,073       $  3,772       $  7,399
-------------------------------------------------------------------------
 Class R1           $  187         $  2,008       $  3,679       $  7,278
-------------------------------------------------------------------------
 Class R2           $  162         $  1,942       $  3,584       $  7,154
-------------------------------------------------------------------------
 Class R3           $  161         $  1,941       $  3,584       $  7,153
-------------------------------------------------------------------------
 Class R4           $  141         $  1,171       $  2,202       $  4,782
-------------------------------------------------------------------------
 Class R5           $  111         $  1,935       $  3,610       $  7,226



1    Based on estimated expenses for the current fiscal year.

2 In the case of Class R, R1, R2, R3, R4 and R5 shares, other expenses include fees paid by the Portfolio to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee may charge up to 0.25% for Class R, R1 and R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

3 In the case of Class R, R1, R2, R3, R4 and R5 shares, the Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement shall remain in effect until December 31, 2007 for Class R, R1, R2, R3, R4 and R5 shares and may thereafter be terminated by the Adviser at any time.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                   PORTFOLIOS  7

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio
--------------------------------------------------------------------------------

[Insert Graphic] Goal and strategy
GOAL: The Portfolio seeks long-term growth of capital. Current income is also a consideration.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 80% of its assets in Underlying Funds which invest primarily in equity securities and approximately 20% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 80% of assets in equity Underlying Funds and 20% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 90%/10% or 70%/30%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[Insert Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


8 PORTFOLIOS

[Insert Graphic] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

- Fund of funds risk

- Investment company securities risk

- Non-diversification risk

- Equity securities risk

- Fixed-income securities risk

    - Lower rated fixed-income securities and high yield securities risk

- Foreign securities risk

- Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

  Class R
  Ticker                     JNLGX
  CUSIP                      47803M408
  Class R1
  Ticker                     JPLGX
  CUSIP                      47803M507
  Class R2
  Ticker                     JQLGX
  CUSIP                      47803M606
  Class R3
  Ticker                     JRLGX
  CUSIP                      47803V291
  Class R4
  Ticker                     JSLGX
  CUSIP                      47803V283
  Class R5
  Ticker                     JTLGX
  CUSIP                      47803V275

--------------------------------------------------------------------------------

[Insert Graphic] Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.


 Annual operating expenses                 Class R(1)     Class R1(1)    Class R2(1)    Class R3       Class R4       Class R5
 Management fee                             0.04%          0.04%          0.04%          0.04%          0.04%          0.04%
--------------------------------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees      0.75%          0.50%          0.25%          0.50%          0.25%          None
--------------------------------------------------------------------------------------------------------------------------------
 Other expenses(2)                          4.78%          4.78%          4.78%          4.53%          1.49%          2.48%
--------------------------------------------------------------------------------------------------------------------------------
 Total Portfolio operating expenses         5.57%          5.32%          5.07%          5.07%          1.78%          2.52%
--------------------------------------------------------------------------------------------------------------------------------
 Contractual expense reimbursement
  (at least until 12-31-07)(3)              4.37%          4.37%          4.37%          4.39%          1.29%          2.33%
--------------------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses           1.20%          0.95%          0.70%          0.68%          0.49%          0.19%
--------------------------------------------------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)      0.86%          0.86%          0.86%          0.86%          0.86%          0.86%
--------------------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses
  and Underlying Fund expenses              2.06%          1.81%          1.56%          1.54%          1.35%          1.05%
--------------------------------------------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.


 Expenses       Year 1       Year 3        Year 5        Year 10
-----------------------------------------------------------------
 Class R       $  209        $  1,514      $  2,782      $  5,796
-----------------------------------------------------------------
 Class R1      $  184        $  1,444      $  2,675      $  5,627
-----------------------------------------------------------------
 Class R2      $  159        $  1,374      $  2,567      $  5,454
-----------------------------------------------------------------
 Class R3      $  157        $  1,372      $  2,565      $  5,453
-----------------------------------------------------------------
 Class R4      $  137        $    698      $  1,285      $  2,878
-----------------------------------------------------------------
 Class R5      $  107        $    821      $  1,559      $  3,509



1    Based on estimated expenses for the current fiscal year.

2 In the case of Class R, R1, R2, R3, R4 and R5 shares, other expenses include fees paid by the Portfolio to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee may charge up to 0.25% for Class R, R1 and R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

3 In the case of Class R, R1, R2, R3, R4 and R5 shares, the Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement shall remain in effect until December 31, 2007 for Class R, R1, R2, R3, R4 and R5 shares and may thereafter be terminated by the Adviser at any time.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                   PORTFOLIOS  9

--------------------------------------------------------------------------------
Lifestyle Balanced Portfolio
--------------------------------------------------------------------------------

[Insert Graphic] Goal and strategy
GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 60% of its assets in Underlying Funds which invest primarily in equity securities and approximately 40% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction.

Thus, based on its target percentage allocation of approximately 60% of assets in equity Underlying Funds and 40% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Funds allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[Insert Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


10 PORTFOLIOS

[Insert Graphic] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

- Fund of funds risk

- Investment company securities risk

- Non-diversification risk

- Fixed-income securities risk

    - Lower rated fixed-income securities and high yield securities risk

- Foreign securities risk

- Management risk


SUBADVISER

MFC Global (U.S.A.)


FUND CODES

  Class R
  Ticker                     JNLBX
  CUSIP                      47803M705
  Class R1
  Ticker                     JPLBX
  CUSIP                      47803M804
  Class R2
  Ticker                     JQLBX
  CUSIP                      47803M879
  Class R3
  Ticker                     JRLBX
  CUSIP                      47803V291
  Class R4
  Ticker                     JSLBX
  CUSIP                      47803V283
  Class R5
  Ticker                     JTSBX
  CUSIP                      47803V275

--------------------------------------------------------------------------------

[Insert Graphic] Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.


 Annual operating expenses                 Class R(1)   Class R1(1)  Class R2(1)  Class R3     Class R4     Class R5
----------------------------------------------------------------------------------------------------------------------
 Management fee                             0.04%        0.04%        0.04%        0.04%        0.04%        0.04%
----------------------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees      0.75%        0.50%        0.25%        0.50%        0.25%        None
----------------------------------------------------------------------------------------------------------------------
 Other expenses(2)                          3.41%        3.41%        3.41%        3.16%        1.17%        2.54%
----------------------------------------------------------------------------------------------------------------------
 Total Portfolio operating expenses         4.20%        3.95%        3.70%        3.70%        1.46%        2.58%
----------------------------------------------------------------------------------------------------------------------
 Contractual expense reimbursement
  (at least until 12-31-07)(3)              3.00%        3.00%        3.00%        3.01%        0.98%        2.39%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses           1.20%        0.95%        0.70%        0.69%        0.48%        0.19%
----------------------------------------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)      0.85%        0.85%        0.85%        0.85%        0.85%        0.85%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses
  and Underlying Fund expenses              2.05%        1.80%        1.55%        1.54%        1.33%        1.04%
----------------------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.


 Expenses         Year 1        Year 3        Year 5        Year 10
-------------------------------------------------------------------
 Class R         $  208        $  1,247      $  2,286      $  4,877
-------------------------------------------------------------------
 Class R1        $  183        $  1,176      $  2,172      $  4,681
-------------------------------------------------------------------
 Class R2        $  158        $  1,103      $  2,057      $  4,481
-------------------------------------------------------------------
 Class R3        $  157        $  1,102      $  2,057      $  4,480
-------------------------------------------------------------------
 Class R4        $  135        $    627      $  1,146      $  2,570
-------------------------------------------------------------------
 Class R5        $  106        $    830      $  1,578      $  3,551
-------------------------------------------------------------------



1    Based on estimated expenses for the current fiscal year.

2 In the case of Class R, R1, R2, R3, R4 and R5 shares, other expenses include fees paid by the Portfolio to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee may charge up to 0.25% for Class R, R1 and R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

3 In the case of Class R, R1, R2, R3, R4 and R5 shares, the Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement shall remain in effect until December 31, 2007 for Class R, R1, R2, R3, R4 and R5 shares and may thereafter be terminated by the Adviser at any time.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  11

--------------------------------------------------------------------------------
Lifestyle Moderate Portfolio
--------------------------------------------------------------------------------

[Insert Graphic] Goal and strategy

GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 40% of its assets in Underlying Funds which invest primarily in equity securities and approximately 60% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity Underlying Funds and 60% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 50%/50% or 30%/70%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[Insert Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


12 PORTFOLIOS

[Insert Graphic] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

- Fund of funds risk

- Investment company securities risk

- Non-diversification risk

- Equity securities risk

- Fixed-income securities risk

    - Credit and counterparty risk

    - Lower rated fixed-income securities and high yield securities risk

    - Interest rate risk

- Foreign securities risk

- Management risk


        SUBADVISER

        MFC Global (U.S.A.)


        FUND CODES

  Class R
  Ticker                   JNLMX
  CUSIP                    47803M861
  Class R1
  Ticker                   JPLMX
  CUSIP                    47803M853
  Class R2
  Ticker                   JQLMX
  CUSIP                    47803M846
  Class R3
  Ticker                   JRLMX
  CUSIP                    47803V226
  Class R4
  Ticker                   JSLMX
  CUSIP                    47803V218
  Class R5
  Ticker                   JTLMX
  CUSIP                    47803V192

--------------------------------------------------------------------------------
[Insert Graphic]  Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.


 Annual operating expenses                  Class R(1)  Class R1(1)  Class R2(1)   Class R3     Class R4     Class R5
----------------------------------------------------------------------------------------------------------------------
 Management fee                             0.04%        0.04%        0.04%        0.04%        0.04%        0.04%
----------------------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees      0.75%        0.50%        0.25%        0.50%        0.25%          None
----------------------------------------------------------------------------------------------------------------------
 Other expenses(2)                          8.15%        8.15%        8.15%        7.90%        4.36%        4.82%
----------------------------------------------------------------------------------------------------------------------
 Total Portfolio operating expenses         8.94%        8.69%        8.44%        8.44%        4.65%        4.86%
----------------------------------------------------------------------------------------------------------------------
 Contractual expense reimbursement
 (at least until 12-31-07)(3)               7.74%        7.74%        7.74%        7.75%        4.16%        4.67%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses           1.20%        0.95%        0.70%        0.69%        0.49%        0.19%
----------------------------------------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)      0.83%        0.83%        0.83%        0.83%        0.83%        0.83%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses
 and Underlying Fund expenses               2.03%        1.78%        1.53%        1.52%        1.32%        1.02%

----------------------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.


 Expenses      Year 1         Year 3       Year 5        Year 10
-----------------------------------------------------------------
 Class R       $  206        $  2,123      $  3,862      $  7,533
-----------------------------------------------------------------
 Class R1      $  181        $  2,058      $  3,770      $  7,416
-----------------------------------------------------------------
 Class R2      $  156        $  1,993      $  3,677      $  7,296
-----------------------------------------------------------------
 Class R3      $  155        $  1,992      $  3,676      $  7,296
-----------------------------------------------------------------
 Class R4      $  134        $  1,265      $  2,385      $  5,139
-----------------------------------------------------------------
 Class R5      $  104        $  1,279      $  2,438      $  5,266
-----------------------------------------------------------------


1    Based on estimated expenses for the current fiscal year.

2 In the case of Class R, R1, R2, R3, R4 and R5 shares, other expenses include fees paid by the Portfolio to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee is 0.25% for Class R, R1, and R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

3 In the case of Class R, R1, R2, R3, R4 and R5 shares, the Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement shall remain in effect until December 31, 2007 for Class R, R1, R2, R3, R4 and R5 shares and may thereafter be terminated by the Adviser at any time.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  13

--------------------------------------------------------------------------------
Lifestyle Conservative Portfolio
--------------------------------------------------------------------------------

[Insert Graphic] Goal and strategy
GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 20% of its assets in Underlying Funds which invest primarily in equity securities and approximately 80% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its investment allocation of approximately 20% of assets in equity Underlying Funds and 80% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 30%/70% or 10%/90%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[Insert Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


14 PORTFOLIOS

[Insert Graphic] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

- Fund of funds risk

- Investment company securities risk

- Non-diversification risk

- Equity securities risk

- Fixed-income securities risk

    - Credit and counterparty risk

    - Lower rated fixed-income securities and high yield securities risk

    - Interest rate risk

- Foreign securities risk

- Management risk


        SUBADVISER

        MFC Global (U.S.A.)


        FUND CODES

  Class R
  Ticker                   JNLCX
  CUSIP                    47803M838
  Class R1
  Ticker                   JPLCX
  CUSIP                    47803M820
  Class R2
  Ticker                   JQLCX
  CUSIP                    47803M812
  Class R3
  Ticker                   JRLCX
  CUSIP                    47803V374
  Class R4
  Ticker                   JSLCX
  CUSIP                    47803V366
  Class R5
  Ticker                   JTLRX
  CUSIP                    47803V358


--------------------------------------------------------------------------------
[Insert Graphic] Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.


 Annual operating expenses                Class R(1)   Class R1(1)  Class R2(1)   Class R3    Class R4     Class R5
----------------------------------------------------------------------------------------------------------------------
 Management fee                             0.04%        0.04%        0.04%        0.04%        0.04%        0.04%
----------------------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees      0.75%        0.50%        0.25%        0.50%        0.25%        None
----------------------------------------------------------------------------------------------------------------------
 Other expenses(2)                         14.43%       14.43%       14.43%       14.18%        9.72%        9.14%
----------------------------------------------------------------------------------------------------------------------
 Total Portfolio operating expenses        15.22%       14.97%       14.72%       14.72%       10.01%        9.18%
----------------------------------------------------------------------------------------------------------------------
 Contractual expense reimbursement
  (at least until 12-31-07)(3)             14.02%       14.02%       14.02%       14.04%        9.56%        8.99%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses           1.20%        0.95%        0.70%        0.68%        0.45%        0.19%
----------------------------------------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)      0.81%        0.81%        0.81%        0.81%        0.81%        0.81%
----------------------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses
 and Underlying Fund expenses               2.01%        1.76%        1.51%        1.49%        1.26%        1.00%
----------------------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.


 Expenses         Year 1        Year 3        Year 5        Year 10
 Class R       $  204        $  3,152      $  5,485      $  9,406
-------------------------------------------------------------------
 Class R1      $  179        $  3,095      $  5,417      $  9,355
-------------------------------------------------------------------
 Class R2      $  154        $  3,038      $  5,348      $  9,301
-------------------------------------------------------------------
 Class R3      $  152        $  3,037      $  5,347      $  9,301
-------------------------------------------------------------------
 Class R4      $  128        $  2,245      $  4,122      $  7,938
-------------------------------------------------------------------
 Class R5      $  102        $  2,078      $  3,861      $  7,596
-------------------------------------------------------------------


1    Based on estimated expenses for the current fiscal year.

2 In the case of Class R, R1, R2, R3, R4 and R5 shares, other expenses include fees paid by the Portfolio to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee is 0.25% for Class R, R1 and R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

3 In the case of Class R, R1, R2, R3, R4 and R5 shares, the Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement shall remain in effect until December 31, 2007 for Class R, R1, R2, R3, R4 and R5 shares and may thereafter be terminated by the Adviser at any time.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  15

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------

Who can buy Class R, R1, R2, R3, R4 and R5 shares
Class R, R1, R2, R3, R4 and R5 shares are available to certain types of investors, as noted below:

- Qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")("529 Plans") distributed by John Hancock or one of its affiliates.
- Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.
- Class R shares are available only to Retirement Plans where the shares are held on the books of the Portfolios through omnibus accounts (either at the plan level or at the level of the financial service firm).
- Rollover individual retirement accounts are available for participants whose plans are already invested in Class R, R1, R2, R3, R4 or R5 shares.
- Retirement Plans and other plans (except 529 Plans) not currently invested in Class A, B and C shares, which are described in a separate prospectus, may invest only in Class R, R1, R2, R3, R4 and R5 shares.

Class R, R1, R2, R3, R4 and R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.


--------------------------------------------------------------------------------
Class R, R1, R2, R3, R4 and R5 shares cost structure The Class R, R1, R2, R3, R4 and R5 shares of the Portfolios are sold without any front-end or deferred sales charges. Each of the R, R1, R2, R3 and R4 share classes has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares.
--------------------------------------------------------------------------------
Class R
--------------------------------------------------------------------------------
- Distribution and service (12b-1) fees of 0.75%.
--------------------------------------------------------------------------------
 Class R1
--------------------------------------------------------------------------------
- Distribution and service (12b-1) fees of 0.50%.
--------------------------------------------------------------------------------
 Class R2
--------------------------------------------------------------------------------
- Distribution and service (12b-1) fees of 0.25%.
--------------------------------------------------------------------------------
 Class R3
--------------------------------------------------------------------------------
- Distribution and service (12b-1) fees of 0.50%.
--------------------------------------------------------------------------------
 Class R4
--------------------------------------------------------------------------------
- Distribution and service (12b-1) fees of 0.25%.

Each Portfolio has adopted Service Plans for the Class R, R1, R2, R3, R4 and R5 shares which authorize the Portfolios to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Portfolios by Retirement Plans. The service fee is a specified percentage of the average daily net assets of a Portfolio's share class held by plan participants and is 0.25% for Class R, Class R1 and Class R2, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any plan which may use a Portfolio as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.


12b-1 fees
Rule 12b-1 fees will be paid to the Portfolios' distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the Portfolios, which have their own expense structure, may be offered in separate prospectuses.

Your broker dealer or agent may charge you a fee to effect transactions in Portfolio shares.


Additional payments to financial intermediaries
Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the Portfolios in two principal ways:

- directly, by the payment of sales commissions, if any; and
- indirectly, as a result of the Portfolios paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Portfolios' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Portfolios.


16 YOUR ACCOUNT

The Statement of Additional Information ("SAI") discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provision of services to the Portfolios, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.


--------------------------------------------------------------------------------
Opening an account
1    Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who Can Buy Class R, R1, R2, R3, R4 and R5 Shares."

3 Eligible Retirement Plans generally may open an account and purchase Class R, R1, R2, R3, R4 and R5 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R, R1, R2, R3, R4 and R5 shares of the Portfolios.

Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. There is no minimum initial investment for Class R, R1, R2, R3, R4 and R5 shares. A Retirement Plan participant can obtain a Retirement Plan application or a rollover individual retirement account application from his or her financial representative, plan administrator or by calling John Hancock Signature Services, Inc. ("Signature Services"), JHF II's transfer agent at 1-888-972-8696.


--------------------------------------------------------------------------------
Information for plan participants
Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a Portfolio as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Portfolios.

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds and other investments in which it invests. The prospectus for the Underlying Funds explains the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.


Buy and Sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.


Execution of requests
The Portfolios are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, the Portfolios may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.


Exchanges
You may exchange Class R, R1, R2, R3, R4 and R5 shares for the same class of other John Hancock funds that are available through your plan, or Money Market Fund Class A shares without paying a sales charge. The registration for both accounts must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R, R1, R2, R3, R4 and R5 shares.


Excessive trading
The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.


Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that a Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders


                                                                 YOUR ACCOUNT 17
rather than placing an exchange order. Each Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAVs at the conclusion of the delay period. Each Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.


Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which each Portfolios, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.


Limitation on exchange activity
Each Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain Retirement Plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolios believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to each Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolios to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.


Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and despite the efforts of the Portfolios to prevent excessive trading, there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of a Portfolios and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolios will not always be able to detect frequent trading activity, investors should not assume that the Portfolios will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of a Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, Retirement Plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolios.


Excessive trading risk
To the extent that a Portfolio or its agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolios and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased Portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.


18 YOUR ACCOUNT

Account Information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.


Certificated shares
The Portfolios do not issue share certificates. Shares are electronically recorded.


Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
Dividends and account policies

Account statements
In general, you will receive account statements as follows (for rollover IRA accounts only):

- after every transaction (except a dividend reinvestment automatic investment or systematic withdrawal) that affects your account balance;
-    after any changes of name or address of the registered owner(s);
-    in all other circumstances, at least quarterly.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends
The Aggressive Portfolio and Growth Portfolio generally declare and pay income dividends annually. The Balanced Portfolio, Moderate Portfolio and Conservative Portfolio declare and pay income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.


Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.


Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
Additional investor services

Disclosure of portfolio holdings
Each Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of each Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of each Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. Each Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.


                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
Risks of investing in the Portfolios
--------------------------------------------------------------------------------

Fund of funds risk
A Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the approximate mix of Underlying Funds. In addition, achieving a Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

A Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.


Investment company securities risk
The Portfolios bear their own expenses and indirectly bear their proportionate share of expenses of the Underlying Funds in which they invest.


Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolios are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolios are non-diversified, the risks associated with non-diversification are lower for the Portfolios because they allocate their assets among multiple Underlying Funds.


20 RISKS OF INVESTING IN THE PORTFOLIOS

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------

Risks of investing in Underlying Funds

By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed-income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.


Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 21
rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.


Investment grade fixed-income securities in the lowest rating category Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.


Lower rated fixed-income securities and high yield securities risk
Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- Risk to principal and income Investing in lower rated fixed- income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed- income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed-income securities Lower rated foreign government fixed- income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.


Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in


22 INFORMATION ABOUT THE UNDERLYING FUNDS addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.


Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 23

Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.


Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.


Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.


Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."


24 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Description of Funds
The Portfolios may invest in any of the Funds. The following tables set forth, separately for the fixed income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

--------------------------------------------------------------------------------
 Fixed-Income Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio
--------------------------------------------------------
Active Bond Fund                         0.70%
Declaration Management & Research LLC
and MFC Global Investment Management
(U.S.), LLC
--------------------------------------------------------
Core Bond Fund                           0.82%
Wells Capital Management, Incorporated
--------------------------------------------------------
Global Bond Fund                         0.79%
Pacific Investment Management
Company LLC
--------------------------------------------------------
High Income Fund                         0.74%
MFC Global Investment Management
(U.S.), LLC
--------------------------------------------------------
High Yield Fund                          0.71%
Western Asset Management Company
--------------------------------------------------------
Investment Quality Bond Fund             0.79%
Wellington Management Company, LLP
--------------------------------------------------------
Real Return Bond Fund                    0.75%
Pacific Investment Management
Company LLC
--------------------------------------------------------
Short-Term Bond Fund                     0.69%
Declaration Management & Research LLC



Fund and subadviser(s)                     Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                           Seeks income and capital appreciation by investing at least 80% of its assets in a
Declaration Management & Research LLC      diversified mix of debt securities and instruments.
and MFC Global Investment Management
(U.S.), LLC
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                             Seeks total return consisting of income and capital appreciation by normally
Wells Capital Management, Incorporated     investing in a broad range of investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                           Seeks to realize maximum total return, consistent with preservation of capital and
Pacific Investment Management              prudent investment management by investing primarily in fixed-income securities
Company LLC                                denominated in major foreign currencies, baskets of foreign currencies (such as the
                                           ECU) and the U.S. dollar.
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                           Seeks high current income by normally investing at least 80% of its assets in U.S.
MFC Global Investment Management           and foreign fixed-income securities rated BB/Ba or lower and their unrated
(U.S.), LLC                                equivalents.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                            Seeks to realize an above-average total return over a market cycle of three to five
Western Asset Management Company           years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund               Seeks a high level of current income consistent with the maintenance of principal
Wellington Management Company, LLP         and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Fund may also invest up to 20% of its assets in non-
                                           investment grade fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                      Seeks maximum return, consistent with preservation of capital and prudent
Pacific Investment Management              investment management, by normally investing at least 80% of its net assets in
Company LLC                                inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
                                           governments and by corporations.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                       Seeks income and capital appreciation by investing at least 80% of its assets in a
Declaration Management & Research LLC      diversified mix of debt securities and instruments.
------------------------------------------------------------------------------------------------------------------------------------



                                       INFORMATION ABOUT THE UNDERLYING FUNDS 25

--------------------------------------------------------------------------------

---------------------------------------------------------
Spectrum Income Fund                             0.94%
T. Rowe Price Associates, Inc.
-----------------------------------------------=---------
Strategic Bond Fund                              0.77%
Western Asset Management Company
---------------------------------------------------------
Strategic Income Fund                            0.80%
MFC Global Investment Management
(U.S.), LLC
---------------------------------------------------------
Total Bond Market Fund                           0.57%
Declaration Management & Research LLC
---------------------------------------------------------
Total Return Fund                                0.77%
Pacific Investment Management
Company LLC
---------------------------------------------------------
U.S. Government Securities Fund                  0.72%
Western Asset Management Company
---------------------------------------------------------
U.S. High Yield Bond Fund                        0.82%
Wells Capital Management, Incorporated





------------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                     Seeks a high level of current income with moderate share price fluctuation. The
T. Rowe Price Associates, Inc.           Fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed-income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The Fund normally invests in investment grade corporate, and foreign and emerging market fixed-income securities, income-oriented stocks (up to 40% of its assets), short-term securities, asset-backed and mortgage related securities and U.S. Government securities. The
                                         Fund may invest up to 40% of its assets in high yield fixed-income securities
                                         (commonly known as "junk bonds").
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                      Seeks a high level of total return consistent with preservation of capital by giving its
Western Asset Management Company         subadviser broad discretion to deploy the Fund's assets among certain segments of the fixed-income market in the manner the subadviser believes will best contribute to achieving the Fund's investment goal.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                    Seeks a high level of current income by normally investing primarily in: foreign
MFC Global Investment Management         government and corporate debt securities from developed and emerging markets;
(U.S.), LLC                              U.S. Government and agency securities; and U.S. high yield bonds.
------------------------------------------------------------------------------------------------------------------------------------
Total Bond Market Fund                   Seeks to track the performance of the Lehman Brothers Aggregate Index (which
Declaration Management & Research LLC    represents the U.S. investment grade bond market). The Fund normally invests at least 80% of its assets in securities listed in this Index. The Fund is an intermediate-
                                         term bond fund of high and medium credit quality.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                        Seeks to realize maximum total return, consistent with preservation of capital and
Pacific Investment Management            prudent investment management, by normally investing at least 65% of its assets in
Company LLC                              a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          Seeks a high level of current income, consistent with preservation of capital
Western Asset Management Company         and maintenance of liquidity, by investing in debt obligations and mortgage-
                                         backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                Seeks total return with a high level of current income by normally investing primarily
Wells Capital Management, Incorporated   in below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

--------------------------------------------------------------------------------
 Equity Funds -- John Hancock Funds II
--------------------------------------------------------------------------------



                                       Estimated
Fund and subadviser(s)                 expense ratio
-------------------------------------------------
Index 500 Fund                           0.50%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------
All Cap Core Fund                        0.82%
Deutsche Investment Management
Americas Inc.
-------------------------------------------------
All Cap Growth Fund                      0.94%
AIM Capital Management, Inc.



Fund and subadviser(s)                    Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                            Seeks to approximate the aggregate total return of a broad U.S. domestic equity
MFC Global Investment Management          market index by attempting to track the performance of the S&P 500 Composite
(U.S.A.) Limited                          Stock Price Index.*
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                         Seeks long-term growth of capital by investing primarily in common stocks and other
Deutsche Investment Management            equity securities within all asset classes (small-, mid- and large-cap), primarily those
Americas Inc.                             within the Russell 3000 Index.*
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                       Seeks long-term capital appreciation by normally investing its assets principally
AIM Capital Management, Inc.              in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.


26 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------

All Cap Value Fund                       0.89%
Lord, Abbett & Co. LLC
-----------------------------------------------
Blue Chip Growth Fund                    0.85%
T. Rowe Price Associates, Inc.
-----------------------------------------------
Capital Appreciation Fund                0.79%
Jennison Associates LLC
-----------------------------------------------
Classic Value Fund                       0.90%
Pzena Investment Management, LLC
-----------------------------------------------
Core Equity Fund                         0.83%
Legg Mason Capital Management, Inc.
-----------------------------------------------
Dynamic Growth Fund                      1.05%
Deutsche Investment Management
Americas Inc.
-----------------------------------------------
Emerging Growth Fund                     0.93%
MFC Global Investment Management
(U.S.), LLC
-----------------------------------------------
Emerging Small Company Fund              1.03%
RCM Capital Management LLC
-----------------------------------------------
Equity-Income Fund                       0.85%
T. Rowe Price Associates, Inc.
-----------------------------------------------
Financial Services Fund                  0.92%
Davis Selected Advisers, L.P.
-----------------------------------------------
Fundamental Value Fund                   0.81%
Davis Selected Advisers, L.P.
-----------------------------------------------
Global Allocation Fund                   1.00%
UBS Global Asset Management
(Americas) Inc.
-----------------------------------------------
Global Fund                              1.00%
Templeton Global Advisors Limited


All Cap Value Fund                        Seeks capital appreciation by investing in equity securities of U.S. and multinational
Lord, Abbett & Co. LLC                    companies in all capitalization ranges that the subadviser believes are undervalued.
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                     Seeks to achieve long-term growth of capital (current income is a secondary
T. Rowe Price Associates, Inc.            objective) by normally investing at least 80% of its total assets in the common stocks of large- and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                 Seeks long-term capital growth by investing at least 65% of its total assets in equity-
Jennison Associates LLC                   related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to-large capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                        Seeks long-term growth of capital by normally investing at least 80% of its net
Pzena Investment Management, LLC          assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                          Seeks long-term capital growth by normally investing primarily in equity securities
Legg Mason Capital Management, Inc.       that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.
------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                       Seeks long-term growth of capital by investing in stocks and other equity securities
Deutsche Investment Management            of medium-sized U.S. companies with strong growth potential.
Americas Inc.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                      Seeks superior long-term rates of return through capital appreciation by normally
MFC Global Investment Management          investing primarily in high quality securities and convertible instruments of small-cap
(U.S.), LLC                               U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund               Seeks long-term capital appreciation by investing, under normal market conditions,
RCM Capital Management LLC                at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than
                                          200% of the weighted average market capitalization of the Russell 2000 Index).*
------------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                        Seeks to provide substantial dividend income and also long-term capital
T. Rowe Price Associates, Inc.            appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                   Seeks growth of capital by normally investing at least 80% of its net assets (plus any
Davis Selected Advisers, L.P.             borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                    Seeks growth of capital by normally investing primarily in common stocks of U.S.
Davis Selected Advisers, L.P.             companies with market capitalizations of at least $10 billion. The Fund may also invest in U.S. companies with smaller capitalizations.
------------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                    Seeks total return, consisting of long-term capital appreciation and current income,
UBS Global Asset Management               by investing in equity and fixed-income securities of issuers located within and
(Americas) Inc.                           outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                               Seeks long-term capital appreciation by normally investing at least 80% of its
Templeton Global Advisors Limited         net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 27

--------------------------------------------------------------------------------

Growth & Income Fund                           0.77%
Grantham, Mayo, Van Otterloo & Co. LLC
-----------------------------------------------------
Growth Fund                                    0.90%
Grantham, Mayo, Van Otterloo & Co. LLC
-----------------------------------------------------
Growth Opportunities Fund                      0.90%
Grantham, Mayo, Van Otterloo & Co. LLC
-----------------------------------------------------
Global Real Estate Fund                        1.06%
Deutsche Investment Management
Americas Inc.
-----------------------------------------------------
Health Sciences Fund                           1.15%
T. Rowe Price Associates, Inc.
-----------------------------------------------------
International Equity Index Fund                0.58%
SSgA Funds Management, Inc.
-----------------------------------------------------
International Growth Fund                      1.10%
Grantham, Mayo, Van Otterloo & Co. LLC
-----------------------------------------------------
International Opportunities Fund               1.00%
Marsico Capital Management, LLC
-----------------------------------------------------
International Small Cap Fund                   1.13%
Templeton Investment Counsel, LLC
-----------------------------------------------------
International Small Company Fund               1.14%
Dimensional Fund Advisors Inc.
-----------------------------------------------------
International Value Fund                       0.96%
Templeton Investment Counsel, Inc.

Growth & Income Fund                        Seeks to achieve a high total return by outperforming its benchmark, the S&P 500
Grantham, Mayo, Van Otterloo & Co. LLC      Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized
                                            U.S. companies to gain broad exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                 Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC      100 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the index.*
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC      2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small- and mid-cap companies").
                                            The Fund normally invests at least 80% of its assets in investments in small- and mid-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                     Seeks to achieve a combination of long-term capital appreciation and current income
Deutsche Investment Management              by investing at least 80% of net assets in equity securities of real estate investment
Americas Inc.                               trusts ("REIT") and real estate companies including foreign REITs and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                        Seeks long-term capital appreciation by normally investing at least 80% of its
T. Rowe Price Associates, Inc.              net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to heath care, medicine, or the life sciences (collectively
                                            "health sciences").
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund             Under normal market conditions, the Fund invests at least 80% of its assets in
SSgA Funds Management, Inc.                 securities listed in the Morgan Stanley Capital International All Country World
                                            Excluding U.S. Index (the "MSCI ACW ex-US Index"). As of August 31, 2006, the
                                            market capitalizations of companies included in the MSCI ACW ex-US Index ranged from $26.3 million to $277.0 billion.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                   Seeks long term capital appreciation by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC      the S&P Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite
                                            ("EPAC") Growth Style Index. The Fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund            Seeks long-term growth of capital by normally investing at least 65% of its assets in
Marsico Capital Management, LLC             common stocks of foreign companies selected for their long-term growth potential.
                                            The Fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                Seeks long-term capital appreciation by investing primarily in the common stock
Templeton Investment Counsel, LLC           of smaller companies outside the U.S. and normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of
                                            $4 billion or less ("small-company securities").
------------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund            Seeks long-term capital appreciation by primarily investing its assets in equity
Dimensional Fund Advisors Inc.              securities of non-U.S. small companies of developed and emerging markets under normal market conditions.
------------------------------------------------------------------------------------------------------------------------------------
International Value Fund                    Seeks long-term growth of capital by normally investing primarily in equity securities
Templeton Investment Counsel, Inc.          of companies located outside the U.S., including emerging markets.



28 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------

Intrinsic Value Fund                          0.88%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------------------------
Large Cap Fund                                0.82%
UBS Global Asset Management
(Americas) Inc.
----------------------------------------------------------
Large Cap Value Fund                          0.88%
BlackRock Investment Management, LLC
----------------------------------------------------------
Managed Fund                                  0.79%
Grantham, Mayo, Van Otterloo & Co. LLC
and Declaration Management &
Research LLC
----------------------------------------------------------
Mid Cap Index Fund                            0.56%
MFC Global Investment Management
(U.S.A.) Limited
----------------------------------------------------------
Mid Cap Stock Fund                            0.91%
Wellington Management Company, LLP
----------------------------------------------------------
Mid Cap Value Equity Fund                     0.97%
RiverSource Investments, LLC
----------------------------------------------------------
Mid Cap Value Fund                            0.92%
Lord, Abbett & Co. LLC
----------------------------------------------------------
Natural Resources Fund                        1.07%
Wellington Management Company, LLP
----------------------------------------------------------
Pacific Rim Fund                              1.00%
MFC Global Investment Management
(U.S.A.) Limited
----------------------------------------------------------
Quantitative All Cap Fund                     1.39%
MFC Global Investment Management
(U.S.A.) Limited
----------------------------------------------------------
Quantitative Mid Cap Fund                     0.80%
MFC Global Investment Management
(U.S.A.) Limited
----------------------------------------------------------
Quantitative Value Fund                       0.74%
MFC Global Investment Management
(U.S.A.) Limited


Intrinsic Value Fund                        Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC      1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                              Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management                 current income, by normally investing at least 80% of its net assets (plus
(Americas) Inc.                             borrowings for investment purposes, if any) in equity securities of U.S. large-
                                            capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                        Seeks long-term growth of capital by normally investing, primarily in a diversified
BlackRock Investment Management, LLC        portfolio of equity securities of large-cap companies located in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                                Seeks income and long-term capital appreciation by investing primarily in a
Grantham, Mayo, Van Otterloo & Co. LLC      diversified mix of common stocks of large- and mid-sized U.S. companies; and bonds
and Declaration Management &                with an overall intermediate term average maturity. The Fund employs a multi-
Research LLC                                manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                          Seeks to approximate the aggregate total return of a mid-cap U.S. domestic
MFC Global Investment Management            equity market index by attempting to track the performance of the S&P Mid
(U.S.A.) Limited                            Cap 400 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                          Seeks long-term growth of capital by normally investing at least 80% of its net
Wellington Management Company, LLP          assets (plus any borrowings for investment purposes) in equity securities of medium-
                                            sized companies with significant capital appreciation potential. The Fund tends to invest in companies having market capitalizations similar to those of companies included in the Russell Midcap Index.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                   Seeks to provide long-term growth of capital by investing at least 80% of its net
RiverSource Investments, LLC                assets in equity securities of medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                          Seeks capital appreciation by normally investing at least 80% of its net assets (plus
Lord, Abbett & Co. LLC                      any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Midcap Index.*
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                      Seeks long-term total return by normally investing primarily in equity and equity-
Wellington Management Company, LLP          related securities of natural resource-related companies worldwide.
------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                            Seeks long-term growth of capital by investing in a diversified portfolio comprised
MFC Global Investment Management            primarily of common stocks and equity-related securities of corporations domiciled
(U.S.A.) Limited                            in countries in the Pacific Rim region.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                   Seeks long-term growth of capital by normally investing primarily in equity securities
MFC Global Investment Management            of U.S companies. The Fund will generally focus on equity securities of U.S.
(U.S.A.) Limited                            companies across the three market capitalization ranges of large, mid and small.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                   Seeks long-term growth of capital by normally investing at least 80% of its total
MFC Global Investment Management            assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks,
(U.S.A.) Limited                            convertible preferred stocks, convertible bonds and warrants.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                     Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities
MFC Global Investment Management            with the potential for long-term growth of capital.
(U.S.A.) Limited


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 29

--------------------------------------------------------------------------------

Real Estate Equity Fund                    0.89%
T. Rowe Price Associates, Inc.
-------------------------------------------------
Real Estate Securities Fund                0.77%
Deutsche Investment Management
Americas Inc.
-------------------------------------------------
Science & Technology Fund                  1.15%
T. Rowe Price Associates, Inc. and RCM
Capital Management LLC
-------------------------------------------------
Small Cap Fund                             0.91%
Independence Investments LLC
-------------------------------------------------
Small Cap Growth Fund                      1.17%
Wellington Management Company, LLP
-------------------------------------------------
Small Cap Index Fund                       0.56%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------
Small Cap Opportunities Fund               1.05%
Munder Capital Management
-------------------------------------------------
Small Cap Value Fund                       1.17%
Wellington Management Company, LLP
-------------------------------------------------
Small Company Fund                         1.29%
American Century Investment
Management, Inc.
-------------------------------------------------
Small Company Growth Fund                  1.16%
AIM Capital Management, Inc.
-------------------------------------------------
Small Company Value Fund                   1.07%
T. Rowe Price Associates, Inc.
-------------------------------------------------
Special Value Fund                         1.04%
ClearBridge Advisors, LLC


Real Estate Equity Fund                      Seeks to provide long-term growth through a combination of capital appreciation
T. Rowe Price Associates, Inc.               and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund                  Seeks to achieve a combination of long-term capital appreciation and current income
Deutsche Investment Management               by normally investing at least 80% of its net assets (plus any borrowings for
Americas Inc.                                investment purposes) in equity securities of REITs and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                    The Fund invests, under normal market conditions, at least 80% of its net assets
T. Rowe Price Associates, Inc. and RCM       (plus any borrowing for investment purposes) in the common stocks of companies
Capital Management LLC                       expected to benefit from the development, advancement and/or use of science and technology. For purposes of satisfying this requirement, common stocks may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                               Seeks maximum capital appreciation consistent with reasonable risk to principal by
Independence Investments LLC                 normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                        Seeks long-term capital appreciation by normally investing primarily in small-
Wellington Management Company, LLP           cap companies believed to offer above average potential for growth in revenues and earnings.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                         Seeks to approximate the aggregate total return of a small-cap U.S. domestic equity
MFC Global Investment Management             market index by attempting to track the performance of the Russell 2000 Index.*
(U.S.A.) Limited
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                 Seeks long-term capital appreciation by normally investing at least 80% of its assets
Munder Capital Management                    in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                         Seeks long-term capital appreciation by normally investing at least 80% of its assets
Wellington Management Company, LLP           in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                           Seeks long-term capital growth by normally investing primarily in equity securities of
American Century Investment                  smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-
Management, Inc.                             driven models to construct the Fund's portfolio of stocks.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                    Seeks long-term growth of capital by normally investing at least 80% of its assets in
AIM Capital Management, Inc.                 securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                     Seeks long-term growth of capital by investing primarily in small companies whose
T. Rowe Price Associates, Inc.               common stocks are believed to be undervalued. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*
------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                           Seeks long-term capital growth by normally investing at least 80% of its net
ClearBridge Advisors, LLC                    assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment do not exceed (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000
                                             Index for the previous 12 months, whichever is greater.


30 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------

Total Stock Market Index Fund                    0.59%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------------
U.S. Global Leaders Growth Fund                  0.74%
Sustainable Growth Advisers, L.P.
-------------------------------------------------------
U.S. Multi Sector Fund                           0.82%
Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------
Utilities Fund                                   0.95%
Massachusetts Financial Services Company
-------------------------------------------------------
Value & Restructuring Fund                       0.92%
UST Advisers, Inc.
-------------------------------------------------------
Value Fund                                       0.98%
Morgan Stanley Investment Management
Inc. d/b/a Van Kampen
-------------------------------------------------------
Value Opportunities Fund                         0.90%
Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------
Vista Fund                                       1.02%
American Century Investment
Management, Inc.

Total Stock Market Index Fund               Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management            equity market index by attempting to track the performance of the Wilshire 5000
(U.S.A.) Limited                            Equity Index.*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund             Seeks long-term growth of capital by normally investing primarily in common stocks
Sustainable Growth Advisers, L.P.           of "U.S. Global Leaders" companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                      Seeks long-term capital appreciation. The fund normally invests in securities in
Grantham, Mayo, Van Otterloo & Co. LLC      the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S.*
------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                              Seeks capital growth and current income (income above that available from a
Massachusetts Financial Services Company    portfolio invested entirely in equity securities) by normally investing at least 80%
                                            of its net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.
------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                  Seeks long-term capital appreciation by investing primarily (at least 65% of its assets)
UST Advisers, Inc.                          in common stocks of U.S. and foreign companies whose share price in the opinion of the subadviser, do not reflect the economic value of the company's assets, but where the subadviser believes the restructuring efforts or industry consolidation will serve to highlight the true value of the company. In choosing investments for the
                                            Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                  Seeks to realize an above-average total return over a market cycle of three to five
Morgan Stanley Investment Management        years, consistent with reasonable risk, by investing primarily in equity securities of
Inc. d/b/a Van Kampen                       companies with capitalizations similar to the market capitalizations of companies in the Russell Midcap Value Index.*
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC      2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                                  Seeks long-term capital growth by normally investing in common stocks of U.S. and
American Century Investment                 foreign companies that are medium-sized and smaller at the time of purchase. the
Management, Inc.                            Fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and opinions, notes, bonds and other debt securities. The subadviser looks for stocks of medium-
                                            sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

--------------------------------------------------------------------------------
 Equity Funds -- John Hancock Funds III


                                             Estimated
Fund and subadviser(s)                       expense ratio
------------------------------------------------------------
Active Value Fund                            0.90%
Grantham, Mayo, Van Otterloo & Co. LLC



Fund and subadviser(s)                          Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                               Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC          1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 31

--------------------------------------------------------------------------------

Global Fund                              1.17%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
Growth Fund                              1.28%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
Growth Opportunities Fund                1.56%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
International Core Fund                  1.35%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
International Growth Fund                1.68%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
Intrinsic Value Fund                     1.34%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
U.S. Core Fund                           1.34%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
U.S. Quality Equity Fund                 0.85%
Grantham, Mayo, Van Otterloo & Co. LLC
----------------------------------------
Value Opportunities Fund                 1.38%
Grantham, Mayo, Van Otterloo & Co. LLC


Global Fund                              Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC   the S&P/Citigroup Primary Market Index ("PMI") World Growth Index. The Fund
                                         typically invests in a diversified portfolio of equity investments from the world's developed markets.
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                              Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   1000 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least 80% of its assets in investments in small-cap companies.
-----------------------------------------------------------------------------------------------------------------------------------
International Core Fund                  Seeks to achieve high total return by seeking to outperform its benchmark, the MSCI
Grantham, Mayo, Van Otterloo & Co. LLC   EAFE Index. The Fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                Seeks to achieve high total return by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC   S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite
                                         ("EPAC") Growth Style Index.* The Fund typically invests in a diversified mix of equity investments from developed markets outside the U.S.
-----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                           Seeks to achieve a high total return by outperforming its benchmark, the S&P 500
Grantham, Mayo, Van Otterloo & Co. LLC   Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized
                                         U.S. companies to gain broad exposure to the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                 Seeks to achieve a high total return by outperforming its benchmark, the S&P 500
Grantham, Mayo, Van Otterloo & Co. LLC   Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized
                                         U.S. companies to gain broad exposure to the U.S. equity market. The Fund typically holds between 40 and 80 stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500
     Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.


32 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Portfolio details
--------------------------------------------------------------------------------

Business structure
The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees
JHF II pays the Adviser a fee for each Portfolio for its services to the Portfolio. The fee is stated as an annual percentage of the current value of the aggregate assets of all the Portfolios (together with the assets of all the Lifestyle Trusts of John Hancock Trust) determined in accordance with the following schedule and that rate is applied to the assets of each Portfolio.

--------------------------------------------------------------------------------
 Management fee schedule
--------------------------------------------------------------------------------

                               First              Excess over
                               $7.5 billion       $7.5 billion
 Aggregate Assets of
 Lifestyle Portfolios and
 JHT Lifestyle Trusts           0.050%             0.040%

                                                             --------------
                                                              Shareholders
                                                             --------------

                                              ------------------------------------------------
                                                        Financial services firms and
                                                           their representatives
                                                   Advise current and prospective share-
     Distribution and                          holders on their Portfolio investments, often
  shareholder services                          in the context of an overall financial plan.
                                              ------------------------------------------------

   ------------------------------------------------        --------------------------------------------------
                Principal distributor                                        Transfer agent
               John Hancock Funds, LLC                             John Hancock Signature Services, Inc.
    Markets the Portfolios and distributes shares            Handles shareholder services, including record-
     through selling brokers, financial planners            keeping and statements, distribution of dividends
        and other financial representatives.                     and processing of buy and sell requests.
   ------------------------------------------------        --------------------------------------------------

---------------------------------                                             -----------------------------------------
           Subadviser               ---------------------------------------                  Custodian
MFC Global Investment Management             Investment adviser                  State Street Bank & Trust Company
       (U.S.A.) Limited                   John Hancock Investment                      2 Avenue de Lafayette
    200 Bloor Street East                 Management Services, LLC                       Boston, MA 02111                   Asset
Toronto, Ontario, Canada M4W 1ES            601 Congress Street               Holds the Portfolios' assets, settles all   management
Provides portfolio management              Boston, MA 02210-2805                portfolio trades and collects most of
        to the Portfolios.           Manages the Portfolios' business and           the valuation data required for
---------------------------------           investment activities.                 calculating each Portfolio's NAV.
                                    ---------------------------------------   -----------------------------------------

--------------------------------------                       --------------------------------------
       Subadviser consultant                                                Trustees
        Deutsche Investment                                    Oversee the Portfolio's activities.
     Management Americas, Inc.                               --------------------------------------
          345 Park Avenue
     New York, New York 10154
Provides asset allocation consulting
    services to the subadviser.
--------------------------------------



                                                            PORTFOLIO DETAILS 33

--------------------------------------------------------------------------------
Business structure

Subadviser
MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Fund or Portfolio, or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change Portfolio and Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.


Portfolio manager
Steve Orlich has been the portfolio manager for each Portfolio since inception. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation.

Appendix C of the SAI includes information about the portfolio manager, including information about his compensation, accounts he manages other than the Portfolios and his ownership of Portfolio shares, if any.


Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contracts of the Portfolios is available in the Portfolios' annual report to shareholders for the period ended August 31, 2006.


34 FUND DETAILS

--------------------------------------------------------------------------------
Financial highlights

Financial highlights are not yet available for the Class R, Class R1 and Class R2 which are newly organized.

The financial highlights table below for each Portfolio is intended to help investors understand the financial performance of the Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of the Portfolio as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

 --------------------------------------------------------------------------------
Lifestyle Aggressive Portfolio                                    PERIOD ENDED
--------------------------------------------------------------------------------
 CLASS R3 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $12.63
--------------------------------------------------------------------------------
 Net investment loss(2,3)                                               (0.05)
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.54
--------------------------------------------------------------------------------
 Total from investment operations                                         1.49
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.06)
--------------------------------------------------------------------------------
                                                                        (0.06)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.06
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               11.81 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                    $1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.69 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               8.07 (8)
--------------------------------------------------------------------------------
 Ratio of net investment loss to average net assets(3) (%)          (0.47) (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 23 (6)
--------------------------------------------------------------------------------
 CLASS R4 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $12.63
--------------------------------------------------------------------------------
 Net investment loss(2,3)                                               (0.05)
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.55
--------------------------------------------------------------------------------
 Total from investment operations                                         1.50
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.06)
--------------------------------------------------------------------------------
                                                                        (0.06)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.07
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               11.94 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                    $2
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.49 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               4.08 (8)
--------------------------------------------------------------------------------
 Ratio of net investment loss to average net assets(3) (%)          (0.38) (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 23 (6)
--------------------------------------------------------------------------------

1    Class R3, Class R4 and Class R5 shares began operations on 10-18-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6    Not annualized.

7 Does not include expenses of the investment companies in which the Portfolio invests.

8    Annualized.

9 Does not take into consideration expense reductions during the period shown.

10   Less than $500,000.

                                                                 FUND DETAILS 35

--------------------------------------------------------------------------------
 Lifestyle Aggressive Portfolio (continued)                       PERIOD ENDED
--------------------------------------------------------------------------------
 CLASS R5 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $12.63
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.01
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.52
--------------------------------------------------------------------------------
 Total from investment operations                                         1.53
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.07)
--------------------------------------------------------------------------------
                                                                        (0.07)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.09
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               12.16 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                             $ -- (10)
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.20 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               8.26 (8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          0.05 (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 23 (6)
--------------------------------------------------------------------------------

1    Class R3, Class R4 and Class R5 shares began operations on 10-18-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6    Not annualized.

7 Does not include expenses of the investment companies in which the Portfolio invests.

8    Annualized.

9 Does not take into consideration expense reductions during the period shown.

10   Less than $500,000.

36 FUND DETAILS

--------------------------------------------------------------------------------
 Lifestyle Growth Portfolio                                       PERIOD ENDED
 CLASS R3 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $13.35
--------------------------------------------------------------------------------
 Net investment income2,3                                                 0.07
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.26
--------------------------------------------------------------------------------
 Total from investment operations                                         1.33
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.07)
--------------------------------------------------------------------------------
                                                                        (0.07)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.61
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                                9.98 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                    $2
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.68 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               5.07 (8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          0.62 (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 26 (6)
--------------------------------------------------------------------------------
 CLASS R4 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $13.35
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.08
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.29
--------------------------------------------------------------------------------
 Total from investment operations                                         1.37
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.08)
--------------------------------------------------------------------------------
                                                                        (0.08)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.64
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               10.26 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                    $5
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.49 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               1.78 (8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets3 (%)            0.69 (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 26 (6)
--------------------------------------------------------------------------------
 CLASS R5 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $13.35
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.09
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.30
--------------------------------------------------------------------------------
 Total from investment operations                                         1.39
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.08)
--------------------------------------------------------------------------------
                                                                        (0.08)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.66
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                               10.47 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                    $2
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.19 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               2.52 (8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          0.70 (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 26 (6)
--------------------------------------------------------------------------------

1    Class R3, Class R4 and Class R5 shares began operations on 10-18-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6    Not annualized.

7 Does not include expenses of the investment companies in which the Portfolio invests.

8    Annualized.

9 Does not take into consideration expense reductions during the period shown.


                                                                 FUND DETAILS 37

--------------------------------------------------------------------------------
 Lifestyle Balanced Portfolio                                      PERIOD ENDED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CLASS R3 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $13.35
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.36
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          0.82
--------------------------------------------------------------------------------
 Total from investment operations                                         1.18
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.16)
   From net realized gain                                               -- (4)
--------------------------------------------------------------------------------
                                                                        (0.16)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.37
--------------------------------------------------------------------------------
 Total return(5,6) (%)                                                8.92 (7)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                    $3
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(8) (%)                   0.69 (9)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(8,10) (%)              3.70 (9)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          3.10 (9)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 23 (7)
--------------------------------------------------------------------------------
 CLASS R4 SHARES                                                   8-31-06 (1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                   $13.35
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.16
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.06
--------------------------------------------------------------------------------
 Total from investment operations                                         1.22
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.19)
   From net realized gain                                               -- (4)
--------------------------------------------------------------------------------
                                                                        (0.19)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.38
--------------------------------------------------------------------------------
 Total return(5,6) (%)                                                9.19 (7)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                    $7
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(8) (%)                   0.48 (9)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(8,10) (%)              1.46 (9)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          1.37 (9)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 23 (7)
--------------------------------------------------------------------------------
 CLASS R5 SHARES                                                   8-31-06 (1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                   $13.35
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.18
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          1.06
--------------------------------------------------------------------------------
 Total from investment operations                                         1.24
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.21)
   From net realized gain                                               -- (4)
--------------------------------------------------------------------------------
                                                                        (0.21)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $14.38
--------------------------------------------------------------------------------
 Total return(5,6) (%)                                                9.39 (7)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                    $1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(8) (%)                   0.19 (9)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(8,10) (%)              2.58 (9)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          1.48 (9)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 23 (7)
--------------------------------------------------------------------------------

1    Class R3, Class R4 and Class R5 shares began operations on 10-18-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4    Less than $0.01 per share.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Total returns would have been lower had certain expenses not been reduced during the period shown.

7    Not annualized.

8 Does not include expenses of the investment companies in which the Portfolio invests.

9    Annualized.

10 Does not take into consideration expense reductions during the period shown.

38 FUND DETAILS

--------------------------------------------------------------------------------
 Lifestyle Moderate Portfolio                                      PERIOD ENDED
--------------------------------------------------------------------------------
 CLASS R3 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $12.94
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.33
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          0.58
--------------------------------------------------------------------------------
 Total from investment operations                                         0.91
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.20)
--------------------------------------------------------------------------------
                                                                        (0.20)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $13.65
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                                7.10 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                    $1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.69 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               8.44 (8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          2.93 (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 24 (6)
--------------------------------------------------------------------------------
 CLASS R4 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $12.94
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.30
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          0.62
--------------------------------------------------------------------------------
 Total from investment operations                                         0.92
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.23)
--------------------------------------------------------------------------------
                                                                        (0.23)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $13.63
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                                7.14 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                    $1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.49 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               4.65 (8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          2.59 (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 24 (6)
--------------------------------------------------------------------------------
 CLASS R5 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $12.94
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.22
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          0.73
--------------------------------------------------------------------------------
 Total from investment operations                                         0.95
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.25)
--------------------------------------------------------------------------------
                                                                        (0.25)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $13.64
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                                7.40 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                    $1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(7) (%)                   0.19 (8)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7,9) (%)               4.86 (8)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          1.92 (8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 24 (6)
--------------------------------------------------------------------------------

1    Class R3, Class R4 and Class R5 shares began operations on 10-18-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6    Not annualized.

7 Does not include expenses of the investment companies in which the Portfolio invests.

8    Annualized.

9 Does not take into consideration expense reductions during the period shown.

                                                                 FUND DETAILS 39

--------------------------------------------------------------------------------
 Lifestyle Conservative Portfolio                                 PERIOD ENDED
--------------------------------------------------------------------------------
 CLASS R3 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $13.16
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.28
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          0.44
--------------------------------------------------------------------------------
 Total from investment operations                                         0.72
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.23)
--------------------------------------------------------------------------------
                                                                        (0.23)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $13.65
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                                5.55 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                              $ -- (7)
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(8) (%)                   0.68 (9)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(8,10) (%)             14.72 (9)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          2.46 (9)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 20 (6)
--------------------------------------------------------------------------------
 CLASS R4 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $13.16
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.44
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          0.30
--------------------------------------------------------------------------------
 Total from investment operations                                         0.74
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.26)
--------------------------------------------------------------------------------
                                                                        (0.26)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $13.64
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                                5.66 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                    $1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(8) (%)                   0.45 (9)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(8,10) (%)             10.01 (9)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          3.89 (9)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 20 (6)
--------------------------------------------------------------------------------
 CLASS R5 SHARES                                                   8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                                   $13.16
--------------------------------------------------------------------------------
 Net investment income(2,3)                                               0.28
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                          0.49
--------------------------------------------------------------------------------
 Total from investment operations                                         0.77
--------------------------------------------------------------------------------
 Less distributions
   From net investment income                                           (0.28)
--------------------------------------------------------------------------------
                                                                        (0.28)
--------------------------------------------------------------------------------
 Net asset value, end of period                                         $13.65
--------------------------------------------------------------------------------
 Total return(4,5) (%)                                                5.94 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                              $ -- (7)
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets(8) (%)                   0.19 (9)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(8,10) (%)              9.18 (9)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets(3) (%)          2.44 (9)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                                 20 (6)
--------------------------------------------------------------------------------

1    Class R3, Class R4 and Class R5 shares began operations on 10-18-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6    Not annualized.

7    Less than $500,000.

8 Does not include expenses of the investment companies in which the Portfolio invests.

9    Annualized.

10 Does not take into consideration expense reductions during the period shown.

40 FUND DETAILS

Appendix
--------------------------------------------------------------------------------
Historical Performance of Corresponding John Hancock Trust Portfolios

The Portfolios of JHF II commenced operations in October 2005, and performance information for these Portfolios is not presented in the prospectus. Each of the Portfolios is modeled after a portfolio of John Hancock Trust ("JHT"), another mutual fund that is used primarily as the underlying investment medium for certain variable annuity and variable life insurance separate accounts of John Hancock insurance companies. Each Portfolio has the same investment adviser, subadviser and portfolio manager and substantially the same investment objective, policies and restrictions as its corresponding JHT portfolio. Moreover, each Portfolio commenced operations after certain of these separate accounts redeemed all their interests in the corresponding JHT portfolio and invested all the redemption proceeds in the Portfolio, which in turn invested all the proceeds in underlying funds of the JHF II, which used the proceeds to acquire assets from corresponding underlying JHT portfolios of the corresponding JHT portfolio. These assets allowed each Portfolio to commence operations with an investment portfolio that was substantially the same (except as to amount of assets) as the investment portfolio of its corresponding JHT portfolio.

This Amendment presents historical performance information for the corresponding JHT portfolios. Because of the similarities between each Portfolio and its corresponding JHT portfolio as described above, this information may help provide an indication of the Portfolio's risks. The performance of the JHT portfolio, however, does not represent, and is not a substitute for, the performance of the Portfolio and you should not assume that the Portfolio will have the same future performance as the JHT portfolio. The future performance of a Portfolio may be greater or less than the performance of its corresponding JHT portfolio due to, among other things, differences in expenses (including sales charges, if any), asset size and cash flows.

Performance information -- a bar chart and a table -- is presented on the following pages for the Series I shares of each JHT portfolio which corresponds to a Portfolio. The Series I shares of each JHT portfolio commenced operations on January 7, 1997. The bar chart shows how each JHT portfolio's total return has varied from year to year, while the tables show performance of its Series I shares over time (along with a broad-based market index for reference). All figures assume dividend reinvestment.

The Class R, R1, R2, R3, R4 and R5 shares of the Portfolios have expenses, including Rule 12b-1 fees for the Class R, R1, R2, R3 and R4 shares, that are higher than the expenses, including the Rule 12b-1 fees, of the Series I shares of the corresponding JHT portfolios. The performance shown in the bar charts and tables for the Series I shares of the JHT portfolios would be lower if adjusted to reflect these higher expenses of the Class R, R1, R2, R3, R4 and R5 shares of the Portfolios. The performance shown in the bar charts and tables would also be lower if the adviser to the JHT portfolios had not reimbursed certain expenses of those portfolios during the periods shown. Year-by-year index figures do not reflect any fund expenses and would be lower if they did. The JHT portfolios serve as the underlying investment vehicle for variable insurance products. The performance presented does not reflect the fees and expenses of any variable insurance products. As indicated above, past performance does not indicate future results.

JHT Portfolio: Lifestyle Aggressive Trust
(formerly Lifestyle Aggressive 1000 Trust)

Corresponding to: Lifestyle Aggressive Portfolio


JHT Series I, total returns:
Best quarter: Q2 '03, 18.07%
Worst quarter: Q3 '02, -18.84%

Index (reflects no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.


MORNINGSTAR RATING(TM)


*****
Overall rating for JHT Series I among 380 large blend funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 5 stars out of 380 and 4 stars out of 280 large blend funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class R, R1, R2, R3, R4 and R5 shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $587,363,517
--------------------------------------------------------------------------------
 JHT Series I calendar year total returns
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1997                  10.89%
1998                   4.79%
1999                  14.55%
2000                  -5.12%
2001                 -13.83%
2002                 -20.71%
2003                  34.91%
2004                  16.06%
2005                  10.62%


--------------------------------------------------------------------------------
 JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                                Since
                                    1 year        3 year        5 year      inception
 Series I                            9.54%        16.03%        10.70%          4.92%
 Standard & Poor's 500 Index        10.79%        12.30%         6.97%          7.75%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Growth Trust
(formerly Lifestyle Growth 820 Trust)

Corresponding to: Lifestyle Growth Portfolio


JHT Series I, total returns:
Best quarter: Q2 '03, 14.90%
Worst quarter: Q3 '02, -14.50%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)


*****
Overall rating for JHT Series I among 380 large blend funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 5 stars out of 380 and 5 stars out of 280 large blend funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class R, R1, R2, R3, R4 and R5 shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $9,160,486,948
--------------------------------------------------------------------------------
 JHT Series I calendar year total returns
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1997            13.84%
1998             6.14%
1999            16.50%
2000            -3.18%
2001            -9.16%
2002           -15.48%
2003            29.55%
2004            14.59%
2005             8.60%


--------------------------------------------------------------------------------
 JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                                         Since
                                              1 year        3 year       5 year      inception
 Series I                                     8.53%        13.84%        9.85%          6.15%
 Standard & Poor's 500 Index                 10.79%        12.30%        6.97%          7.75%
 Lehman Brothers Aggregate Bond Index         3.67%         3.38%        4.81%          6.33%
 Combined Index                               9.36%        10.52%        6.71%          7.83%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Balanced Trust
(formerly Lifestyle Balanced 640 Trust)

Corresponding to: Lifestyle Balanced Portfolio

JHT Series I, total returns:
Best quarter: Q2 '03, 11.64%
Worst quarter: Q3 '98, -10.36%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)


*****
Overall rating for JHT Series I among 199 moderate allocation funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 4 stars out of 199 and 5 stars out of 147 moderate allocation funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class R, R1, R2, R3, R4 and R5 shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $7,584,334,540
--------------------------------------------------------------------------------
 JHT Series I calendar year total returns
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1997            14.09%
1998             5.67%
1999            12.36%
2000             2.33%
2001            -4.85%
2002            -9.95%
2003            23.97%
2004            13.49%
2005             6.82%





--------------------------------------------------------------------------------
 JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------

                                                                                        Since
                                             1 year        3 year       5 year      inception
 Series I                                     8.09%        11.93%        9.08%          6.83%
 Standard & Poor's 500 Index                 10.79%        12.30%        6.97%          7.75%
 Lehman Brothers Aggregate Bond Index         3.67%         3.38%        4.81%          6.33%
 Combined Index                               7.94%         8.74%        6.37%          7.61%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Moderate Trust
(formerly Lifestyle Moderate 460 Trust)

Corresponding to: Lifestyle Moderate Portfolio

JHT Series I, total returns:
Best quarter: Q2 '03, 8.71%
Worst quarter: Q3 '02, -5.57%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)

****
Overall rating for JHT Series I among 199 moderate allocation funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 3 stars out of 199 and 4 stars out of 147 moderate allocation funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class R, R1, R2, R3, R4 and R5 shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $1,776,525,897
--------------------------------------------------------------------------------
 JHT Series I calendar year total returns
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1997            13.70%
1998             9.75%
1999             7.84%
2000             3.92%
2001            -1.09%
2002            -4.07%
2003            17.83%
2004            11.04%
2005             4.15%


--------------------------------------------------------------------------------
 JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------


                                                                                        Since
                                              1 year       3 year       5 year      inception
 Series I                                     6.76%        8.91%        7.53%          6.85%
 Standard & Poor's 500 Index                 10.79%       12.30%        6.97%          7.75%
 Lehman Brothers Aggregate Bond Index         3.67%        3.38%        4.81%          6.33%
 Combined Index                               6.51%        6.96%        5.94%          7.27%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

JHT Portfolio: Lifestyle Conservative Trust
(formerly Lifestyle Conservative 280 Trust)

Corresponding to: Lifestyle Conservative Portfolio


JHT Series I, total returns:
Best quarter: Q4 '02, 6.12%
Worst quarter: Q2 '04, -2.08%

Indexes (reflect no fees or taxes)
S&P 500 Index -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

Lehman Brothers Aggregate Bond Index -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment-grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

Combined Index -- consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

MORNINGSTAR RATING(TM)

***
Overall rating for JHT Series I among 44 conservative allocation funds as of September 30, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The JHT portfolio (Series I) was rated 3 stars out of 44 and 3 stars out of 21 conservative allocation funds for the 3- and 5-year periods ended September 30, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolios currently do not have Morningstar ratings. Any future ratings assigned to Class R, R1, R2, R3, R4 and R5 shares of a Lifestyle Portfolio may be different from the Morningstar Rating(TM) for the Series I shares of the corresponding JHT portfolio because such ratings will reflect, among other things, the different expenses of the Class R, R1, R2, R3, R4 and R5 shares of the Lifestyle Portfolio.

Net assets of JHT Portfolio as of September 30, 2006: $678,025,208
--------------------------------------------------------------------------------
 JHT Series I calendar year total returns
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1997            12.15%
1998            10.20%
1999             4.18%
2000             7.54%
2001             3.28%
2002             1.80%
2003            11.47%
2004             8.59%
2005             2.88%


--------------------------------------------------------------------------------
 JHT Series I average annual total returns for periods ending 9-30-06
--------------------------------------------------------------------------------


                                                                                       Since
                                             1 year       3 year       5 year      inception
 Series I                                     5.74%        6.63%        6.33%          6.84%
 Standard & Poor's 500 Index                 10.79%       12.30%        6.97%          7.75%
 Lehman Brothers Aggregate Bond Index         3.67%        3.38%        4.81%          6.33%
 Combined Index                               5.10%        5.17%        5.42%          6.83%

JHT portfolios were subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the JHT portfolio had not reimbursed certain expenses of the portfolio during the periods shown.

For more information

Two documents are available that offer further information on the Portfolios:

Annual/Semi-Annual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolios' holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semi-annual report or the SAI of JHF II, please contact Signature Services:

By mail: John Hancock
Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com


Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779


(C)2006 JOHN HANCOCK FUNDS, LLC LSRPN 12/06


[LOGO] John Hancock(R)
       the future is yours


John Hancock Funds, LLC
MEMBER NASD

601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

[LOGO] John Hancock(R)
       ---------------
       MUTUAL FUNDS

                                                                   John Hancock
                                                            Lifestyle Portfolios

                                                                 CLASS 1 SHARES
                                                 Lifestyle Aggressive Portfolio
                                                     Lifestyle Growth Portfolio
                                                   Lifestyle Balanced Portfolio
                                                   Lifestyle Moderate Portfolio
                                               Lifestyle Conservative Portfolio



--------------------------------------------------------------------------------
Prospectus
12.31.2006




As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

THE LIFESTYLE PORTFOLIOS
-----------------------------------------------------
Lifestyle Aggressive Portfolio                      6
Lifestyle Growth Portfolio                          8
Lifestyle Balanced Portfolio                       10
Lifestyle Moderate Portfolio                       12
Lifestyle Conservative Portfolio                   14

YOUR ACCOUNT
-----------------------------------------------------
Class 1 shares cost structure                      16
Transaction policies                               16
Dividends and account policies                     18
Additional investor services                       19

RISKS OF INVESTING IN THE PORTFOLIOS               20
-----------------------------------------------------

INFORMATION ABOUT THE UNDERLYING FUNDS
-----------------------------------------------------
Risks of investing in Underlying Funds             21
Description of Funds                               25

PORTFOLIO DETAILS
-----------------------------------------------------
Business structure                                 33
Financial highlights                               35

FOR MORE INFORMATION                       BACK COVER
-----------------------------------------------------

Overview
--------------------------------------------------------------------------------

JOHN HANCOCK FUNDS II LIFESTYLE PORTFOLIOS

This prospectus provides information about the five Lifestyle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolios may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). The Portfolios seek to provide a variety of comprehensive investment programs designed for differing investment orientations by means of selected investment allocations among the Underlying Funds.

This prospectus relates to the Class 1 shares of the Portfolios. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS

Mutual funds such as the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------
Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[GRAPHIC] Goal and strategy

The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC] Past performance

The Portfolio's total return, measured year-by-year and over time.

[GRAPHIC] Principal risks

The major risk factors associated with
the Portfolio.

[GRAPHIC] Your expenses

The overall costs borne by an investor in the Portfolio, including annual expenses.

The Lifestyle Portfolios
--------------------------------------------------------------------------------

There are five Portfolios: Aggressive, Growth, Balanced, Moderate and Conservative. Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds.

Because investors have different investment goals, risk tolerances, investment time horizons and financial circumstances, the Portfolios offer five distinct, comprehensive investment programs designed for differing investment orientations. Each Portfolio has a target percentage allocation between two kinds of Underlying Funds: those that invest primarily in equity securities and those that invest primarily in fixed-income securities.

TARGET ALLOCATION CHART
-----------------------------------------------------------------------------------------------------------
                                                                  Target allocation among Underlying Funds:
                                                                  -----------------------------------------
Lifestyle
Portfolio         Investment objective                            Equity Funds     Fixed-Income Funds
Aggressive        Long-term growth of capital.
                  Current income is not a consideration.          100%             --

Growth            Long-term growth of capital.
                  Current income is also a consideration.         80%              20%

Balanced          A balance between a high level of current
                  income and growth of capital, with a greater
                  emphasis on growth of capital.                  60%              40%

Moderate          A balance between a high level of current
                  income and growth of capital, with a greater
                  emphasis on income.                             40%              60%

Conservative      A high level of current income with
                  some consideration given to growth
                  of capital.                                     20%              80%

The Portfolios offer a number of share classes which have different expense and distribution or shareholder services arrangements. Each Portfolio, however, invests only in Class NAV shares of the Underlying Funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees.

Each Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for each Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance each Portfolio's investment allocation to maintain target allocations. The subadviser may from time to time adjust the percentage of assets invested in any specific Underlying Fund held by a Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of each Portfolio will reflect both its subadviser's allocation decisions with respect to the Underlying Funds and the investment decisions made by the Underlying Funds' subadvisers.

For a brief description of each Fund and its categorization as an equity or a fixed-income Fund, see "Description of Funds."

SUBADVISER AND CONSULTANT

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each consistent with its investment goal and strategies.

Deutsche Investment Management Americas Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

--------------------------------------------------------------------------------
Lifestyle Aggressive Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy

GOAL: The Portfolio seeks long-term growth of capital. Current income is not a consideration.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 100% of its assets in Underlying Funds which invest primarily in equity securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10%. Thus, based on its target percentage allocation of approximately 100% of assets in equity Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 90%/10%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------

[GRAPHIC] Past performance

This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


6 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

o Fund of funds risk
o Investment company securities risk
o Non-diversification risk
o Equity securities risk
o Foreign securities risk
o Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class 1
Ticker            JILAX
CUSIP             47803V549
SEC number        811-21779

[GRAPHIC] Your expenses

Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------
Annual operating expenses                                         Class 1
--------------------------------------------------------------------------
 Management fee                                                   0.04%
--------------------------------------------------------------------------
 Distribution and service (12b-1) fees                            0.05%
--------------------------------------------------------------------------
 Other expenses                                                   0.02%
--------------------------------------------------------------------------
 Total Portfolio operating expenses                               0.11%
--------------------------------------------------------------------------
 Contractual expense reimbursement                                 N/A
--------------------------------------------------------------------------
 Net Portfolio operating expenses                                 0.11%
--------------------------------------------------------------------------
 Estimated Underlying Fund expenses(1)                            0.89%
--------------------------------------------------------------------------
 Net Portfolio operating expenses and Underlying Fund expenses    1.00%
--------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------
 Expenses     Year 1    Year 3    Year 5     Year 10
----------------------------------------------------
 Class 1    $ 102     $318      $552      $1,225
----------------------------------------------------

(1) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                   PORTFOLIOS  7

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks long-term growth of capital. Current income is also a consideration.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 80% of its assets in Underlying Funds which invest primarily in equity securities and approximately 20% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 80% of assets in equity Underlying Funds and 20% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 90%/10% or 70%/30%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[GRAPHIC] Past performance

This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


8 PORTFOLIOS

[GRAPHIC] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

o Fund of funds risk
o Investment company securities risk
o Non-diversification risk
o Equity securities risk
o Fixed-income securities risk
o Lower rated fixed-income securities and high yield securities risk
o Foreign securities risk
o Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class 1
Ticker            JILGX
CUSIP             47803V341
SEC number        811-21779

[GRAPHIC] Your expenses

Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------
 Annual operating expenses                                        Class 1
-------------------------------------------------------------------------
 Management fee                                                   0.04%
-------------------------------------------------------------------------
 Distribution and service (12b-1) fees                            0.05%
-------------------------------------------------------------------------
 Other expenses                                                   0.02%
-------------------------------------------------------------------------
 Total Portfolio operating expenses                               0.11%
-------------------------------------------------------------------------
 Contractual expense reimbursement                                 N/A
-------------------------------------------------------------------------
 Net Portfolio operating expenses                                 0.11%
-------------------------------------------------------------------------
 Estimated Underlying Fund expenses(1)                            0.86%
-------------------------------------------------------------------------
 Net Portfolio operating expenses and Underlying Fund expenses    0.97%
-------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------
 Expenses     Year 1    Year 3    Year 5     Year 10
----------------------------------------------------
 Class 1    $  99     $  309    $  536    $  1,190
----------------------------------------------------

(1) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                   PORTFOLIOS  9

--------------------------------------------------------------------------------
Lifestyle Balanced Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy

GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 60% of its assets in Underlying Funds which invest primarily in equity securities and approximately 40% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction.

Thus, based on its target percentage allocation of approximately 60% of assets in equity Underlying Funds and 40% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Funds allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------

[GRAPHIC] Past performance

This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


10 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

o Fund of funds risk
o Investment company securities risk
o Non-diversification risk
o Fixed-income securities risk
o Lower rated fixed-income securities and high yield securities risk
o Foreign securities risk
o Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class 1
Ticker            JILBX
CUSIP             47803V499
SEC number        811-21779

--------------------------------------------------------------------------------

[GRAPHIC] Your expenses

Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses                                       Class 1
--------------------------------------------------------------------------------
Management fee                                                   0.04%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                            0.05%
--------------------------------------------------------------------------------
Other expenses                                                   0.02%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                               0.11%
--------------------------------------------------------------------------------
Contractual expense reimbursement                                 N/A
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                 0.11%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(1)                            0.85%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying Fund expenses    0.96%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

-----------------------------------------------------
Expenses    Year 1    Year 3     Year 5    Year 10
-----------------------------------------------------
Class 1      $98       $306       $531      $1,178
-----------------------------------------------------

(1) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  11

--------------------------------------------------------------------------------
Lifestyle Moderate Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy

GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 40% of its assets in Underlying Funds which invest primarily in equity securities and approximately 60% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity Underlying Funds and 60% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 50%/50% or 30%/70%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------

[GRAPHIC] Past performance

This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


12 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

o Fund of funds risk
o Investment company securities risk
o Non-diversification risk
o Equity securities risk
o Fixed-income securities risk
  o Credit and counterparty risk
  o Lower rated fixed-income securities and high yield securities risk
  o Interest rate risk
o Foreign securities risk
o Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class 1
Ticker            JILMX
CUSIP             47803V267
SEC number        811-21779

[GRAPHIC] Your expenses

Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------
Annual operating expenses                                        Class 1
-------------------------------------------------------------------------
Management fee                                                   0.04%
-------------------------------------------------------------------------
Distribution and service (12b-1) fees                            0.05%
-------------------------------------------------------------------------
Other expenses                                                   0.02%
-------------------------------------------------------------------------
Total Portfolio operating expenses                               0.11%
-------------------------------------------------------------------------
Contractual expense reimbursement                                 N/A
-------------------------------------------------------------------------
Net Portfolio operating expenses                                 0.11%
-------------------------------------------------------------------------
Estimated Underlying Fund expenses(1)                            0.83%
-------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying Fund expenses    0.94%
-------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

-----------------------------------------------------
 Expenses   Year 1     Year 3    Year 5     Year 10
-----------------------------------------------------
 Class 1     $96       $300       $520       $1,155
-----------------------------------------------------

(1) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  13

--------------------------------------------------------------------------------
Lifestyle Conservative Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy

GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 20% of its assets in Underlying Funds which invest primarily in equity securities and approximately 80% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its investment allocation of approximately 20% of assets in equity Underlying Funds and 80% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 30%/70% or 10%/90%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

[GRAPHIC] Past performance

This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

14 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

o Fund of funds risk
o Investment company securities risk
o Non-diversification risk
o Equity securities risk
o Fixed-income securities risk
  o Credit and counterparty risk
  o Lower rated fixed-income securities and high yield securities risk
  o Interest rate risk
o Foreign securities risk
o Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class 1
Ticker                               JILCX
CUSIP                                47803V424
SEC number                           811-21779

[GRAPHIC] Your expenses

Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

Annual operating expenses                                          Class 1
Management fee                                                      0.04%
------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.05%
------------------------------------------------------------------------
Other expenses                                                      0.03%
------------------------------------------------------------------------
Total Portfolio operating expenses                                  0.12%
------------------------------------------------------------------------
Contractual expense reimbursement                                    N/A
------------------------------------------------------------------------
Net Portfolio operating expenses                                    0.12%
------------------------------------------------------------------------
Estimated Underlying Fund expenses(1)                               0.81%
------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying Fund expenses       0.93%
------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

---------------------------------------------------------------------------
Expenses           Year 1         Year 3         Year 5         Year 10
---------------------------------------------------------------------------
Class 1            $  95          $  296         $  515         $  1,143
---------------------------------------------------------------------------

(1) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                  PORTFOLIOS  15

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Your account
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Class 1 shares cost structure
The Class 1 shares of the Portfolios are sold without any front-end or deferred sales charges. Class 1 has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

--------------------------------------------------------------------------------
Class 1
--------------------------------------------------------------------------------

-    Distribution and service (12b-1) fees of 0.05%.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York ( the "John Hancock Insurance Companies") that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use the Portfolios as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees
Rule 12b-1 fees will be paid to the Portfolios' distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Other classes of shares of the Portfolios, which have their own expense structure, may be offered in separate prospectuses.

Your broker dealer or agent may charge you a fee to effect transactions in Portfolio shares.

Additional payments to financial intermediaries
Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolios in two principal ways:

-    directly, by the payment of sales commissions, if any; and
-    indirectly, as a result of the Portfolios paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Portfolios shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Portfolios.

The Statement of Additional Information (the "SAI") discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Portfolios, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

Broker compensation and revenue sharing arrangements
The John Hancock Insurance Companies and certain of their separate accounts that are exempt from SEC registration may use Class 1 shares of JHF II as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans ( the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPA's, JHF II understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. The Trust also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds and other investments in which it invests. The prospectus for

16 YOUR ACCOUNT
the Underlying Funds explains the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.

Buy and sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests
The Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive trading
The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that a Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAV at the conclusion of the delay period. Each Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolios, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
Each Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolios' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolios believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to each Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolios to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of a Portfolios and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolios will not always be able to detect frequent trading activity, investors should not assume that the Portfolios will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of a Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolios.

Excessive trading risk
To the extent that Portfolios or their agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as

                                                                 YOUR ACCOUNT 17
maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a Portfolio's operating costs and decrease a Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares
The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
Dividends and account policies

Account statements
Each Portfolio will provide account statements and other account information to shareholders as provided in participation agreements with the insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

Dividends
The Lifestyle Aggressive Portfolio and Lifestyle Growth Portfolio generally declare and pay income dividends annually. The Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio declare and pay income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

18 YOUR ACCOUNT

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Additional Investor services

Disclosure of portfolio holdings
Each Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of each Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of each Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. Each Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

                                                                 YOUR ACCOUNT 19

Risks of investing in the Portfolios

Fund of funds risk
A Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving a Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

A Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

Investment company securities risk
The Portfolios bear their own expenses and indirectly bear their proportionate share of expenses of the Underlying Funds in which they invest.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolios are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolios are non-diversified, the risks associated with non-diversification are lower for the Portfolios because they allocate their assets among multiple Underlying Funds.

20 RISKS OF INVESTING IN THE PORTFOLIOS

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Information about the Underlying Funds
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Risks of investing in Underlying Funds
By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed-income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 21
rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed-income securities in the lowest rating category Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed-income securities and high yield securities risk
Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- Risk to principal and income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis. While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed- income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed-income securities Lower rated foreign government fixed- income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social,

22 INFORMATION ABOUT THE UNDERLYING FUNDS economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the Statement

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 23
of Additional Information. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."

24 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of Funds
The Portfolios may invest in any of the Funds. The following tables set forth, separately for the fixed income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

--------------------------------------------------------------------------------
 Fixed-Income Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio    Goal and principal strategy
------------------------------------------------------------------------------------------------------------
Active Bond Fund                         0.70%            Seeks income and capital appreciation by investing
Declaration Management & Research LLC                     at least 80% of its assets in a diversified mix of
and MFC Global Investment Management                      debt securities and instruments.
(U.S.), LLC
------------------------------------------------------------------------------------------------------------
Core Bond Fund                           0.82%            Seeks total return consisting of income and
Wells Capital Management, Incorporated                    capital appreciation by normally investing in a
                                                          broad range of investment-grade debt securities.
                                                          The subadviser invests in debt securities that it
                                                          believes offer attractive yields and are
                                                          undervalued relative to issues of similar credit
                                                          quality and interest rate sensitivity. From time
                                                          to time, the Fund may also invest in unrated bonds
                                                          believed to be comparable to investment-grade debt
                                                          securities. Under normal circumstances, the
                                                          subadviser expects to maintain an overall
                                                          effective duration range between 4 and 5 1/2
                                                          years.
------------------------------------------------------------------------------------------------------------
Global Bond Fund                         0.79%            Seeks to realize maximum total return, consistent
Pacific Investment Management                             with preservation of capital and prudent
Company LLC                                               investment management by investing primarily in
                                                          fixed-income securities denominated in major
                                                          foreign currencies, baskets of foreign currencies
                                                          (such as the ECU) and the U.S. dollar.
------------------------------------------------------------------------------------------------------------
High Income Fund                         0.74%            Seeks high current income by normally investing at
MFC Global Investment Management                          least 80% of its assets in U.S. and foreign
(U.S.), LLC                                               fixed-income securities rated BB/Ba or lower and
                                                          their unrated equivalents.
------------------------------------------------------------------------------------------------------------
High Yield Fund                          0.71%            Seeks to realize an above-average total return
Western Asset Management Company                          over a market cycle of three to five years,
                                                          consistent with reasonable risk, by investing
                                                          primarily in high yield debt securities, including
                                                          corporate bonds and other fixed-income securities.
------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund             0.79%            Seeks a high level of current income consistent
Wellington Management Company, LLP                        with the maintenance of principal and liquidity by
                                                          investing in a diversified portfolio of investment
                                                          grade bonds, focusing on corporate bonds and U.S.
                                                          Government bonds with intermediate to longer term
                                                          maturities. The Fund may also invest up to 20% of
                                                          its assets in non-investment grade fixed-income
                                                          securities.
------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                    0.75%            Seeks maximum return, consistent with preservation
Pacific Investment Management                             of capital and prudent investment management, by
Company LLC                                               normally investing at least 80% of its net assets
                                                          in inflation-indexed bonds of varying maturities
                                                          issued by the U.S. and non-U.S. governments and by
                                                          corporations.
------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                     0.69%            Seeks income and capital appreciation by investing
Declaration Management & Research LLC                     at least 80% of its assets in a diversified mix of
                                                          debt securities and instruments.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 25

------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                     0.94%            Seeks a high level of current income with moderate
T. Rowe Price Associates, Inc.                            share price fluctuation. The Fund diversifies its
                                                          assets widely among market segments and seeks to
                                                          maintain broad exposure to domestic and
                                                          international fixed-income markets in an attempt
                                                          to reduce the impact of markets that are declining
                                                          and to benefit from good performance in particular
                                                          segments over time. The Fund normally invests in
                                                          investment grade corporate, and foreign and
                                                          emerging market fixed-income securities,
                                                          income-oriented stocks (up to 40% of its assets),
                                                          short-term securities, asset-backed and mortgage
                                                          related securities and U.S. Government securities.
                                                          The Fund may invest up to 40% of its assets in
                                                          high yield fixed-income securities (commonly known
                                                          as "junk bonds").
------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                      0.77%            Seeks a high level of total return consistent with
Western Asset Management Company                          preservation of capital by giving its subadviser
                                                          broad discretion to deploy the Fund's assets among
                                                          certain segments of the fixed-income market in the
                                                          manner the subadviser believes will best
                                                          contribute to achieving the Fund's investment
                                                          goal.
------------------------------------------------------------------------------------------------------------
Strategic Income Fund                    0.80%            Seeks a high level of current income by normally
MFC Global Investment Management                          investing primarily in: foreign government and
(U.S.), LLC                                               corporate debt securities from developed and
                                                          emerging markets; U.S. Government and agency
                                                          securities; and U.S. high yield bonds.
------------------------------------------------------------------------------------------------------------
Total Bond Market Fund                   0.57%            Seeks to track the performance of the Lehman
Declaration Management & Research LLC                     Brothers Aggregate Index (which represents the
                                                          U.S. investment grade bond market). The Fund
                                                          normally invests at least 80% of its assets in
                                                          securities listed in this Index. The Fund is an
                                                          intermediate-term bond fund of high and medium
                                                          credit quality.
------------------------------------------------------------------------------------------------------------
Total Return Fund                        0.77%            Seeks to realize maximum total return, consistent
Pacific Investment Management                             with preservation of capital and prudent
Company LLC                                               investment management, by normally investing at
                                                          least 65% of its assets in a diversified portfolio
                                                          of fixed-income securities of varying maturities.
                                                          The average portfolio duration will normally vary
                                                          within a three- to six-year time frame based on
                                                          the subadviser's forecast for interest rates.
------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          0.72%            Seeks a high level of current income, consistent
Western Asset Management Company                          with preservation of capital and maintenance of
                                                          liquidity, by investing in debt obligations and
                                                          mortgage-backed securities issued or guaranteed
                                                          by the U.S. Government, its agencies or
                                                          instrumentalities and derivative securities such
                                                          as collateralized mortgage obligations backed by
                                                          such securities.
------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                0.82%            Seeks total return with a high level of current
Wells Capital Management, Incorporated                    income by normally investing primarily in below
                                                          investment-grade debt securities (commonly known
                                                          as "junk bonds" or high yield securities). The
                                                          Fund also invests in corporate debt securities and
                                                          may buy preferred and other convertible securities
                                                          and bank loans.

--------------------------------------------------------------------------------
 Equity Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio    Goal and principal strategy
------------------------------------------------------------------------------------------------------------
Index 500 Fund                           0.50%            Seeks to approximate the aggregate total return of
MFC Global Investment Management                          a broad U.S. domestic equity market index by
(U.S.A.) Limited                                          attempting to track the performance of the S&P 500
                                                          Composite Stock Price Index.*
------------------------------------------------------------------------------------------------------------
All Cap Core Fund                        0.82%            Seeks long-term growth of capital by investing
Deutsche Investment Management                            primarily in common stocks and other equity
Americas Inc.                                             securities within all asset classes (small-, mid-
                                                          and large-cap), primarily those within the Russell
                                                          3000 Index.*
------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                      0.94%            Seeks long-term capital appreciation by normally
AIM Capital Management, Inc.                              investing its assets principally in common stocks
                                                          of companies that are likely to benefit from new
                                                          or innovative products, services or processes, as
                                                          well as those that have experienced above average,
                                                          long-term growth in earnings and have excellent
                                                          prospects for future growth.

26 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------
All Cap Value Fund                       0.89%            Seeks capital appreciation by investing in equity
Lord, Abbett & Co. LLC                                    securities of U.S. and multinational companies in
                                                          all capitalization ranges that the subadviser
                                                          believes are undervalued.
------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                    0.85%            Seeks to achieve long-term growth of capital
T. Rowe Price Associates, Inc.                            (current income is a secondary objective) by
                                                          normally investing at least 80% of its total
                                                          assets in the common stocks of large- and
                                                          medium-sized blue chip growth companies. Some of
                                                          the stocks in the portfolio are expected to pay
                                                          dividends.
------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                0.79%            Seeks long-term capital growth by investing at
Jennison Associates LLC                                   least 65% of its total assets in equity-related
                                                          securities of companies that exceed $1 billion in
                                                          market capitalization and that the subadviser
                                                          believes have above-average growth prospects.
                                                          These companies are generally medium- to-large
                                                          capitalization companies.
------------------------------------------------------------------------------------------------------------
Classic Value Fund                       0.90%            Seeks long-term growth of capital by normally
Pzena Investment Management, LLC                          investing at least 80% of its net assets in
                                                          domestic equity securities. The subadviser seeks
                                                          to identify companies that it believes are
                                                          currently undervalued relative to the market,
                                                          based on estimated future earnings and cash flow.
------------------------------------------------------------------------------------------------------------
Core Equity Fund                         0.83%            Seeks long-term capital growth by normally
Legg Mason Capital Management, Inc.                       investing primarily in equity securities that, in
                                                          the subadviser's opinion, offer the potential for
                                                          capital growth. The subadviser seeks to purchase
                                                          securities at large discounts to the subadviser's
                                                          assessment of their intrinsic value.
------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                      1.05%            Seeks long-term growth of capital by investing in
Deutsche Investment Management                            stocks and other equity securities of medium-sized
Americas Inc.                                             U.S. companies with strong growth potential.
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                     0.93%            Seeks superior long-term rates of return through
MFC Global Investment Management                          capital appreciation by normally investing
(U.S.), LLC                                               primarily in high quality securities and
                                                          convertible instruments of small-cap U.S.
                                                          companies.
------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund              1.03%            Seeks long-term capital appreciation by investing,
RCM Capital Management LLC                                under normal market conditions, at least 80% of
                                                          its net assets (plus borrowings for investment
                                                          purposes) in equity securities of U.S. companies
                                                          with smaller capitalizations (which RCM defines as
                                                          companies with market capitalizations of not less
                                                          than 50% and not more than 200% of the weighted
                                                          average market capitalization of the Russell 2000
                                                          Index).*
------------------------------------------------------------------------------------------------------------
Equity-Income Fund                       0.85%            Seeks to provide substantial dividend income and
T. Rowe Price Associates, Inc.                            also long-term capital appreciation by investing
                                                          primarily in dividend-paying common stocks,
                                                          particularly of established companies with
                                                          favorable prospects for both increasing dividends
                                                          and capital appreciation.
------------------------------------------------------------------------------------------------------------
Financial Services Fund                  0.92%            Seeks growth of capital by normally investing at
Davis Selected Advisers, L.P.                             least 80% of its net assets (plus any borrowings
                                                          for investment purposes) in companies principally
                                                          engaged in financial services. A company is
                                                          "principally engaged" in financial services if it
                                                          owns financial services-related assets
                                                          constituting at least 50% of the value of its
                                                          total assets, or if at least 50% of its revenues
                                                          are derived from its provision of financial
                                                          services.
------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                   0.81%            Seeks growth of capital by normally investing
Davis Selected Advisers, L.P.                             primarily in common stocks of U.S. companies with
                                                          market capitalizations of at least $10 billion.
                                                          The Fund may also invest in U.S. companies with
                                                          smaller capitalizations.
------------------------------------------------------------------------------------------------------------
Global Allocation Fund                   1.00%            Seeks total return, consisting of long-term
UBS Global Asset Management                               capital appreciation and current income, by
(Americas) Inc.                                           investing in equity and fixed-income securities of
                                                          issuers located within and outside the U.S.
------------------------------------------------------------------------------------------------------------
Global Fund                              1.00%            Seeks long-term capital appreciation by normally
Templeton Global Advisors Limited                         investing at least 80% of its net assets (plus any
                                                          borrowings for investment purposes) in equity
                                                          securities of companies located anywhere in the
                                                          world, including emerging markets.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 27

------------------------------------------------------------------------------------------------------------
Growth & Income Fund                     0.77%            Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo & Co. LLC                    outperforming its benchmark, the S&P 500 Index.
                                                          The Fund normally invests at least 80% of its
                                                          assets in investments tied economically to the
                                                          U.S. and typically makes equity investments in
                                                          larger capitalized U.S. companies to gain broad
                                                          exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------
Growth Fund                              0.90%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 1000 Growth
                                                          Index. The Fund typically makes equity investments
                                                          in U.S. companies whose stocks are included in the
                                                          Russell 1000 Index, or in companies with size and
                                                          growth characteristics similar to those of
                                                          companies with stocks in the Index.*
------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                0.90%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 2500 Growth
                                                          Index. The Fund typically makes equity investments
                                                          in companies whose stocks are included in the
                                                          Russell 2500 Index, or in companies with total
                                                          market capitalizations similar such companies
                                                          ("small- and mid-cap companies"). The Fund
                                                          normally investsat least 80% of its assets in
                                                          investments in small- and mid-cap companies.*
------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                  1.06%            Seeks to achieve a combination of long-term
Deutsche Investment Management                            capital appreciation and current income by
Americas Inc.                                             investing at least 80% of net assets in equity
                                                          securities of real estate investment trusts
                                                          ("REIT") and real estate companies including
                                                          foreign REITs and real estate companies.
------------------------------------------------------------------------------------------------------------
Health Sciences Fund                     1.15%            Seeks long-term capital appreciation by normally
T. Rowe Price Associates, Inc.                            investing at least 80% of its net assets (plus any
                                                          borrowings for investment purposes) in common
                                                          stocks of companies engaged in the research,
                                                          development, production, or distribution of
                                                          products or services related to health care,
                                                          medicine, or the life sciences (collectively,
                                                          "health sciences").
------------------------------------------------------------------------------------------------------------
International Equity Index Fund          0.58%            Under normal market conditions, the Fund invests
SSgA Funds Management, Inc.                               at least 80% of its assets in securities listed in
                                                          the Morgan Stanley Capital International All
                                                          Country World Excluding U.S. Index (the "MSCI ACW
                                                          ex-US Index"). As of August 31, 2006, the market
                                                          capitalizations of companies included in the MSCI
                                                          ACW ex-US Index ranged from $26.3 million to
                                                          $277.0 billion.
------------------------------------------------------------------------------------------------------------
International Growth Fund                1.10%            Seeks long term capital appreciation by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the S&P Citigroup Primary
                                                          Market Index ("PMI") Europe, Pacific, Asia
                                                          Composite ("EPAC") Growth Style Index. The Fund
                                                          typically invests in a diversified portfolio of
                                                          equity investments from developed markets
                                                          throughout the world.
------------------------------------------------------------------------------------------------------------
International Opportunities Fund         1.00%            Seeks long-term growth of capital by normally
Marsico Capital Management, LLC                           investing at least 65% of its assets in common
                                                          stocks of foreign companies selected for their
                                                          long-term growth potential. The Fund may invest in
                                                          companies of any size throughout the world and
                                                          normally invests in issuers from at least three
                                                          different countries not including the U.S. It may
                                                          invest in common stocks of companies operating in
                                                          emerging markets.
------------------------------------------------------------------------------------------------------------
International Small Cap Fund             1.13%            Seeks long-term capital appreciation by investing
Templeton Investment Counsel, LLC                         primarily in the common stock of smaller companies
                                                          outside the U.S. and normally invests at least 80%
                                                          of its net assets (plus any borrowing for
                                                          investment purposes) in securities issued by
                                                          foreign companies which have total stock market
                                                          capitalizations or annual revenues of $4 billion
                                                          or less ("small-company securities").
------------------------------------------------------------------------------------------------------------
International Small Company Fund         1.14%            Seeks long-term capital appreciation by primarily
Dimensional Fund Advisors Inc.                            investing its assets in equity securities of non-
                                                          U.S. small companies of developed and emerging
                                                          markets under normal market conditions.
------------------------------------------------------------------------------------------------------------
International Value Fund                 0.96%            Seeks long-term growth of capital by normally
Templeton Investment Counsel, Inc.                        investing primarily in equity securities of
                                                          companies located outside the U.S., including
                                                          emerging markets.

28 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     0.88%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 1000 Value
                                                          Index. The Fund typically makes equity investments
                                                          in U.S. companies whose stocks are included in the
                                                          Russell 1000 Index, or in companies with size and
                                                          growth characteristics similar to those of
                                                          companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------
Large Cap Fund                           0.82%            Seeks to maximize total return, consisting of
UBS Global Asset Management                               capital appreciation and current income, by
(Americas) Inc.                                           normally investing at least 80% of its net assets
                                                          (plus borrowings for investment purposes, if any)
                                                          in equity securities of U.S. large-capitalization
                                                          companies.
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     0.88%            Seeks long-term growth of capital by normally
BlackRock Investment Management, LLC                      investing, primarily in a diversified portfolio of
                                                          equity securities of large-cap companies located
                                                          in the U.S.
------------------------------------------------------------------------------------------------------------
Managed Fund                             0.79%            Seeks income and long-term capital appreciation by
Grantham, Mayo, Van Otterloo & Co. LLC                    investing primarily in a diversified mix of common
and Declaration Management &                              stocks of large- and mid-sized U.S. companies; and
Research LLC                                              bonds with an overall intermediate term average
                                                          maturity. The Fund employs a multi-manager
                                                          approach with two subadvisers, each of which
                                                          employs its own investment approach and
                                                          independently manages its portion of the Fund's
                                                          portfolio.
------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                       0.56%            Seeks to approximate the aggregate total return of
MFC Global Investment Management                          a mid-cap U.S. domestic equity market index by
(U.S.A.) Limited                                          attempting to track the performance of the S&P Mid
                                                          Cap 400 Index.*
------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                       0.91%            Seeks long-term growth of capital by normally
Wellington Management Company, LLP                        investing at least 80% of its net assets (plus any
                                                          borrowings for investment purposes) in equity
                                                          securities of medium-sized companies with
                                                          significant capital appreciation potential. The
                                                          Fund tends to invest in companies having market
                                                          capitalizations similar to those of companies
                                                          included in the Russell Midcap Index.
------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                0.97%            Seeks to provide long-term growth of capital by
RiverSource Investments, LLC                              investing at least 80% of its net assets in equity
                                                          securities of medium-sized companies.
------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                       0.92%            Seeks capital appreciation by normally investing
Lord, Abbett & Co. LLC                                    at least 80% of its net assets (plus any
                                                          borrowings for investment purposes) in mid-sized
                                                          companies, with market capitalizations at the time
                                                          of purchase within the market capitalization range
                                                          of companies in the Russell Midcap Index.*
------------------------------------------------------------------------------------------------------------
Natural Resources Fund                   1.07%            Seeks long-term total return by normally investing
Wellington Management Company, LLP                        primarily in equity and equity-related securities
                                                          of natural resource-related companies worldwide.
------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                         1.00%            Seeks long-term growth of capital by investing in
MFC Global Investment Management                          a diversified portfolio comprised primarily of
(U.S.A.) Limited                                          common stocks and equity-related securities of
                                                          corporations domiciled in countries in the Pacific
                                                          Rim region.
------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                1.39%            Seeks long-term growth of capital by normally
MFC Global Investment Management                          investing primarily in equity securities of U.S
(U.S.A.) Limited                                          companies. The Fund will generally focus on equity
                                                          securities of U.S. companies across the three
                                                          market capitalization ranges of large, mid and
                                                          small.
------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                0.80%            Seeks long-term growth of capital by normally
MFC Global Investment Management                          investing at least 80% of its total assets (plus
(U.S.A.) Limited                                          any borrowings for investment purposes) in U.S.
                                                          mid-cap stocks, convertible preferred stocks,
                                                          convertible bonds and warrants.
------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                  0.74%            Seeks long-term capital appreciation by investing
MFC Global Investment Management                          primarily in large-cap U.S. securities with the
(U.S.A.) Limited                                          potential for long-term growth of capital.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 29

------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                  0.89%            Seeks to provide long-term growth through a
T. Rowe Price Associates, Inc.                            combination of capital appreciation and current
                                                          income by investing at least 80% of its net assets
                                                          in the equity securities of real estate companies,
                                                          including REITs, real estate operating companies,
                                                          brokers, developers and other companies with at
                                                          least 50% of revenues, profits or assets related
                                                          to real estate activities.
------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund              0.77%            Seeks to achieve a combination of long-term
Deutsche Investment Management                            capital appreciation and current income by
Americas Inc.                                             normally investing at least 80% of its net assets
                                                          (plus any borrowings for investment purposes) in
                                                          equity securities of REITs and real estate
                                                          companies.
------------------------------------------------------------------------------------------------------------
Science & Technology Fund                1.15%            The Fund invests, under normal market conditions,
T. Rowe Price Associates, Inc. and RCM                    at least 80% of its net assets (plus any borrowing
Capital Management LLC                                    for investment purposes) in the common stocks of
                                                          companies expected to benefit from the
                                                          development, advancement and/or use of science and
                                                          technology. For purposes of satisfying this
                                                          requirement, common stocks may include equity
                                                          linked notes and derivatives relating to common
                                                          stocks, such as options on equity linked notes.
------------------------------------------------------------------------------------------------------------
Small Cap Fund                           0.91%            Seeks maximum capital appreciation consistent with
Independence Investments LLC                              reasonable risk to principal by normally investing
                                                          at least 80% of its net assets in equity
                                                          securities of companies whose market
                                                          capitalizations do not exceed the greater of (a)
                                                          $2 billion, (b) the market capitalization of the
                                                          companies in the Russell 2000 Index and (c) the
                                                          market capitalization of the companies in the S&P
                                                          Small Cap 600 Index.
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                    1.17%            Seeks long-term capital appreciation by normally
Wellington Management Company, LLP                        investing primarily in small-cap companies
                                                          believed to offer above average potential for
                                                          growth in revenues and earnings.
------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                     0.56%            Seeks to approximate the aggregate total return of
MFC Global Investment Management                          a small-cap U.S. domestic equity market index by
(U.S.A.) Limited                                          attempting to track the performance of the Russell
                                                          2000 Index.*
------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund             1.05%            Seeks long-term capital appreciation by normally
Munder Capital Management                                 investing at least 80% of its assets in equity
                                                          securities of companies with market
                                                          capitalizations within the range of the companies
                                                          in the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     1.17%            Seeks long-term capital appreciation by normally
Wellington Management Company, LLP                        investing at least 80% of its assets in small-cap
                                                          companies that are believed to be undervalued by
                                                          various measures and to offer good prospects for
                                                          capital appreciation.
------------------------------------------------------------------------------------------------------------
Small Company Fund                       1.29%            Seeks long-term capital growth by normally
American Century Investment                               investing primarily in equity securities of
Management, Inc.                                          smaller-capitalization U.S. companies. The
                                                          subadviser uses quantitative, computer-driven
                                                          models to construct the Fund's portfolio of
                                                          stocks.
------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                1.16%            Seeks long-term growth of capital by normally
AIM Capital Management, Inc.                              investing at least 80% of its assets in securities
                                                          of small-capitalization companies. The subadviser
                                                          seeks to identify those companies that have strong
                                                          earnings momentum or demonstrate other potential
                                                          for growth of capital.
------------------------------------------------------------------------------------------------------------
Small Company Value Fund                 1.07%            Seeks long-term growth of capital by investing
T. Rowe Price Associates, Inc.                            primarily in small companies whose common stocks
                                                          are believed to be undervalued. The Fund will
                                                          normally invest at least 80% of its net assets
                                                          (plus any borrowings for investment purposes) in
                                                          companies with market capitalizations that do not
                                                          exceed the maximum market capitalization of any
                                                          security in the Russell 2000 Index at the time of
                                                          purchase.*
------------------------------------------------------------------------------------------------------------
Special Value Fund                       1.04%            Seeks long-term capital growth by normally
ClearBridge Advisors, LLC                                 investing at least 80% of its net assets in common
                                                          stocks and other equity securities of companies
                                                          whose market capitalizations at the time of
                                                          investment do not exceed (a) $3 billion or (b) the
                                                          highest month-end market capitalization value of
                                                          any stock in the Russell 2000 Index for the
                                                          previous 12 months, whichever is greater.

30 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund              0.59%          Seeks to approximate the aggregate total return of
MFC Global Investment Management                          a broad U.S. domestic equity market index by
(U.S.A.) Limited                                          attempting to track the performance of the Wilshire
                                                          5000 Equity Index.*
------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund            0.74%          Seeks long-term growth of capital by normally
Sustainable Growth Advisers, L.P.                         investing primarily in common stocks of "U.S.
                                                          Global Leaders" companies determined by the
                                                          subadviser to have a high degree of predictability
                                                          and above average sustainable long-term growth.
------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                     0.82%          Seeks long-term capital appreciation. The Fund
Grantham, Mayo, Van Otterloo & Co. LLC                    normally invests in securities in the Wilshire 5000
                                                          Index, an independently maintained index which
                                                          measures the performance of all equity securities
                                                          (with readily available price data) of issuers with
                                                          headquarters in the U.S. The Fund normally invests
                                                          at least 80% of its assets in investments tied
                                                          economically to the U.S.*
------------------------------------------------------------------------------------------------------------
Utilities Fund                             0.95%          Seeks capital growth and current income (income
Massachusetts Financial Services Company                  above that available from a portfolio invested
                                                          entirely in equity securities) by normally
                                                          investing at least 80% of its net assets (plus any
                                                          borrowings for investment purposes) in equity and
                                                          debt securities of domestic and foreign companies
                                                          in the utilities industry.
------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                 0.92%          Seeks long-term capital appreciation by investing
UST Advisers, Inc.                                        primarily (at least 65% of its assets) in common
                                                          stocks of U.S. and foreign companies whose share
                                                          price in the opinion of the subadviser, do not
                                                          reflect the economic value of the compan's assets,
                                                          but where the subadviser believes restructuring
                                                          efforts or industry consolidation will serve to
                                                          highlight the true value of the company. In
                                                          choosing investments for the Fund, the subadviser
                                                          looks for companies where restructuring activities,
                                                          such as consolidations, outsourcing, spin-offs or
                                                          reorganizations, will offer significant value to
                                                          the issuer and increase its investment potential.
                                                          The subadviser may select companies of any size
                                                          for the Fund, and the Fund invests in a
                                                          diversified group of companies across a number of
                                                          different industries.
------------------------------------------------------------------------------------------------------------
Value Fund                                 0.98%          Seeks to realize an above-average total return
Morgan Stanley Investment Management                      over a market cycle of three to five years,
Inc. d/b/a Van Kampen                                     consistent with reasonable risk, by investing
                                                          primarily in equity securities of companies with
                                                          capitalizations similar to the market
                                                          capitalizations of companies in the Russell
                                                          Midcap Value Index.*
------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                   0.90%          Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 2500 Value
                                                          Index. The Fund typically makes equity investments
                                                          in companies whose stocks are included in the
                                                          Russell 2500 Index, or in companies with total
                                                          market capitalizations similar such companies
                                                          ("small-cap companies"). The Fund normally invests
                                                          at least 80% of its assets in securities of small-
                                                          cap companies.*
------------------------------------------------------------------------------------------------------------
Vista Fund                                 1.02%          Seeks long-term capital growth by normally
American Century Investment                               investing in common stocks of U.S. and foreign
Management, Inc.                                          companies that are medium-sized and smaller at the
                                                          time of purchase. The Fund also may invest in
                                                          domestic and foreign preferred stocks, convertible
                                                          debt securities, equity-equivalent securities,
                                                          non-leveraged futures contracts and options, notes,
                                                          bonds and other debt securities. The subadviser
                                                          looks for stocks of medium-sized and smaller
                                                          companies it believes will increase in value over
                                                          time, using a proprietary investment strategy.

--------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds III
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio    Goal and principal strategy
------------------------------------------------------------------------------------------------------------
Active Value Fund                        0.90%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 1000 Value
                                                          Index. The Fund typically makes equity investments
                                                          in U.S. companies whose stocks are included in the
                                                          Russell 1000 Index, or in companies with size and
                                                          value characteristics similar to those of
                                                          companies with stocks in the Index.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 31

------------------------------------------------------------------------------------------------------------
Global Fund                              1.17%            Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the S&P/Citigroup
                                                          Primary Market Index ("PMI") World Growth Index.
                                                          The Fund typically invests in a diversified
                                                          portfolio of equity investments from the world's
                                                          developed markets.
------------------------------------------------------------------------------------------------------------
Growth Fund                              1.28%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 1000 Growth
                                                          Index. The Fund typically makes equity investments
                                                          in U.S. companies whose stocks are included in the
                                                          Russell 1000 Index, or in companies with size and
                                                          growth characteristics similar to those of
                                                          companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                1.56%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 2500 Growth
                                                          Index. The Fund typically makes equity investments
                                                          in companies whose stocks are included in the
                                                          Russell 2500 Index, or in companies with total
                                                          market capitalizations similar such companies
                                                          ("small-cap companies"). The Fund normally invests
                                                          at least 80% of its assets in investments in
                                                          small-cap companies.
------------------------------------------------------------------------------------------------------------
International Core Fund                  1.35%            Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the MSCI EAFE Index. The
                                                          Fund normally invests 80% of its assets in equity
                                                          securities and typically invests in a diversified
                                                          mix of equity investments from developed markets
                                                          outside the U.S.
------------------------------------------------------------------------------------------------------------
International Growth Fund                1.68%            Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the S&P/Citigroup
                                                          Primary Market Index ("PMI") Europe, Pacific, Asia
                                                          Composite ("EPAC") Growth Style Index.* The Fund
                                                          typically invests in a diversified mix of equity
                                                          investments from developed markets outside the
                                                          U.S.
------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     1.34%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 1000 Value
                                                          Index. The Fund typically makes equity investments
                                                          in U.S. companies whose stocks are included in the
                                                          Russell 1000 Index, or in companies with size and
                                                          growth characteristics similar to those of
                                                          companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------
U.S. Core Fund                           1.34%            Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo & Co. LLC                    outperforming its benchmark, the S&P 500 Index.
                                                          The Fund normally invests at least 80% of its
                                                          assets in investments tied economically to the
                                                          U.S. and typically makes equity investments in
                                                          larger capitalized U.S. companies to gain broad
                                                          exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                 0.85%            Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo & Co. LLC                    outperforming its benchmark, the S&P 500 Index.
                                                          The Fund normally invests at least 80% of its
                                                          assets in investments tied economically to the
                                                          U.S. and typically makes equity investments in
                                                          larger capitalized U.S. companies to gain broad
                                                          exposure to the U.S. equity market. The Fund
                                                          typically holds between 40 and 80 stocks.
------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 1.38%            Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                    outperform its benchmark, the Russell 2500 Value
                                                          Index. The Fund typically makes equity investments
                                                          in companies whose stocks are included in the
                                                          Russell 2500 Index, or in companies with total
                                                          market capitalizations similar such companies
                                                          ("small-cap companies"). The Fund normally invests
                                                          at least 80% of its assets in securities of
                                                          small-cap companies.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500
     Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.


32 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Portfolio details
--------------------------------------------------------------------------------

--------------------------------------
Business structure
The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees
JHF II pays the Adviser a fee for its services to each Portfolio. The fee is stated as an annual percentage of the current value of the aggregate assets of all the Portfolios (together with the assets of all the Lifestyle Trusts of John Hancock Trust) determined in accordance with the following schedule and that rate is applied to the assets of each Portfolio.

--------------------------------------
Management fee schedule

                              First            Excess over
                              $7.5 billion     $7.5 billion
Aggregate Assets of
Lifestyle Portfolios and
JHT Lifestyle Trusts             0.050%             0.040%

[GRAPHIC]

                                                               --------------
                                                                Shareholders -----------------------|
                                                               --------------                       |
                                                                     |                              |
                                                                     |                              |
            |---                                -----------------------------------------------     |
            |                                            Financial services firms and               |
            |                                                their representatives                  |
            |                                                                                       |
            |                                           Advise current and prospective              |
            |     Distribution and     |-------- shareholders on their Portfolio investments,  -----|
            |   shareholder services   |         often in the context of an overall financial       |
                                                                       plan.                        |
            |                          |        -----------------------------------------------     |
            |                          |                                                            |
            |                          |                                                            |
            |     -------------------------------------------              --------------------------------------------------
            |                 Principal distributor                                          Transfer agent
            |
            |                John Hancock Funds, LLC                              John Hancock Signature Services, Inc.
            |
            |        Markets the Portfolios and distributes                  Handles shareholder services, including record-
            |      shares through selling brokers, financial                keeping and statements, distribution of dividends
            |    planners and other financial representatives.                   and processing of buy and sell requests.
            |---  -------------------------------------------              --------------------------------------------------
                                       |                                                            |
                                       |                                                            |
                                       --------------------------------------------------------------
                                                                    |
--------------------------------     --------------------------------- |  ----------------------------------------             ---|
           Subadviser                       Investment adviser         |                   Custodian                              |
                                                                       |                                                          |
 MFC Global Investment Management         John Hancock Investment      |         State Street Bank & Trust Company                |
        (U.S.A.) Limited                 Management Services, LLC      |             2 Avenue de Lafayette                        |
      200 Bloor Street East                 601 Congress Street        |               Boston, MA 02111                   Asset   |
Toronto, Ontario, Canada M4W 1ES   ---     Boston, MA 02210-2805       |                                               management |
                                                                       |     Holds the Portfolio's assets, settles                |
  Provides portfolio management           Manages the Portfolios'      |    all portfolio trades and collects most                |
          to the Portfolios.              business and investment      |       of the valuation data required for                 |
                                      |        activities.                      calculating each Portfolio's NAV.                 |
--------------------------------     -------------------------------   |  ----------------------------------------             ---|
              |                                     |                  |                    |
              |                                     |                  |                    |
--------------------------------                    ----------------------------------------
      Subadviser consultant                                            |
                                                                       |
      Deutsche Investment                              -----------------------------------
    Management Americas, Inc.                                       Trustees
        345 Park Avenue
    New York, New York 10154                            Oversee the Portfolios' activities.
                                                       -----------------------------------
   Provides asset allocation
  consulting services to the
         subadviser.
--------------------------------
















                                                            PORTFOLIO DETAILS 33

--------------------------------------
Business structure

Subadviser
MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Fund or Portfolio, or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change Portfolio and Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio manager
Steve Orlich has been the portfolio manager for each Portfolio since inception. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation.

Appendix C of the SAI includes information about the portfolio manager, including information about his compensation, accounts he manages other than the Portfolios and his ownership of Portfolio shares, if any.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Portfolios is available in the Portfolios annual report to shareholders for the period ended August 31, 2006.

34 FUND DETAILS

--------------------------------------------------------------------------------
Financial highlights
The financial highlights table below for each Portfolio is intended to help investors understand the financial performance of the Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of the Portfolio as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

--------------------------------------------------------------------------------
 Lifestyle Aggressive Portfolio                                     PERIOD ENDED
--------------------------------------------------------------------------------
CLASS 1 SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 12.60
--------------------------------------------------------------------------------
Net investment income(2,3)                                               0.06
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                          1.48
--------------------------------------------------------------------------------
Total from investment operations                                         1.54
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.07)
--------------------------------------------------------------------------------
                                                                        (0.07)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 14.07
--------------------------------------------------------------------------------
Total return(4) (%)                                                     12.27(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 2,422
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(6)(%)                        0.11(7)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3)(%)               0.48(7)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     23(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio                                          PERIOD ENDED
--------------------------------------------------------------------------------
CLASS 1 SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.31
--------------------------------------------------------------------------------
Net investment income(2,3)                                               0.15
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                          1.25
--------------------------------------------------------------------------------
Total from investment operations                                         1.40
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.08)
--------------------------------------------------------------------------------
                                                                        (0.08)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 14.63
--------------------------------------------------------------------------------
Total return(4)(%)                                                      10.58(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 7,081
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(6)(%)                        0.11(7)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(3)(%)        1.17(7)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     26(5)
--------------------------------------------------------------------------------

1    Class 1 shares began operations on 10-15-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5    Not annualized.

6 Does not include expenses of the investment companies in which the Portfolio invests.

7    Annualized.

                                                                 FUND DETAILS 35

--------------------------------------------------------------------------------
Lifestyle Balanced Portfolio                                      PERIOD ENDED
--------------------------------------------------------------------------------
CLASS 1 SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.31
--------------------------------------------------------------------------------
Net investment income(2,3)                                               0.22
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                          1.03
--------------------------------------------------------------------------------
Total from investment operations                                         1.25
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.22)
--------------------------------------------------------------------------------
From net realized gain                                                     --(4)
--------------------------------------------------------------------------------
                                                                        (0.22)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 14.34
--------------------------------------------------------------------------------
Total return(5)(%)                                                       9.47(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 6,736
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7)(%)                        0.11(8)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3)(%)               1.81(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     23(6)
--------------------------------------------------------------------------------

1    Class 1 shares began operations on 10-15-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4    Less than $0.01 per share.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6    Not annualized.

7 Does not include expenses of the investment companies in which the Portfolio invests.

8    Annualized.

--------------------------------------------------------------------------------
Lifestyle Moderate Portfolio                                        PERIOD ENDED
--------------------------------------------------------------------------------
CLASS 1 SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 12.93
--------------------------------------------------------------------------------
Net investment income(2,3)                                               0.26
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                          0.70
--------------------------------------------------------------------------------
Total from investment operations                                         0.96
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.26)
--------------------------------------------------------------------------------
                                                                        (0.26)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.63
--------------------------------------------------------------------------------
Total return(4)(%)                                                       7.47(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 1,820
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(6)(%)                        0.11(7)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3)(%)               2.23(7)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     24(5)
--------------------------------------------------------------------------------

1    Class 1 shares began operations on 10-15-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5    Not annualized.

6 Does not include expenses of the investment companies in which the Portfolio invests.

7    Annualized.

36 FUND DETAILS

--------------------------------------------------------------------------------
Lifestyle Conservative Portfolio                                    PERIOD ENDED
--------------------------------------------------------------------------------
CLASS 1 SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.15
--------------------------------------------------------------------------------
Net investment income(2,3)                                               0.30
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                          0.48
--------------------------------------------------------------------------------
Total from investment operations                                         0.78
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                              (0.29)
--------------------------------------------------------------------------------
                                                                        (0.29)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.64
--------------------------------------------------------------------------------
Total return(4)(%)                                                       6.01(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 1,097
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(6)(%)                        0.12(7)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3)(%)               2.54(7)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                      20(5)
--------------------------------------------------------------------------------

1    Class 1 shares began operations on 10-15-05.

2    Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5    Not annualized.

6 Does not include expenses of the investment companies in which the Portfolio invests.

7    Annualized.

                                                                 FUND DETAILS 37

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Portfolios:

Annual/Semi-Annual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolios' holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

(C)2006 JOHN HANCOCK FUNDS, LLC LSPPN 12/06

To request a free copy of the current annual/semi-annual report or the SAI of JHF II, please contact John Hancock:

By mail: John Hancock Funds II
601 Congress Street
Boston, MA 02210

By phone: 1-800-334-1029

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

[LOGO] John Hancock(R)
       the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

     [Logo]
 John Hancock(R)
----------------
  MUTUAL FUNDS



                                                                    John Hancock
                                                            Lifestyle Portfolios

--------------------------------------------------------------------------------
                                                                 CLASS 5 SHARES

                                                     Lifestyle Growth Portfolio

                                                   Lifestyle Balanced Portfolio

                                                   Lifestyle Moderate Portfolio









--------------------------------------------------------------------------------

Prospectus
12.31.2006








--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------


                THE LIFESTYLE PORTFOLIOS
                ---------------------------------------------------------------
                Lifestyle Growth Portfolio                                    6
                Lifestyle Balanced Portfolio                                  8
                Lifestyle Moderate Portfolio                                 10

                YOUR ACCOUNT
                ---------------------------------------------------------------
                Class 5 shares cost structure                                12
                Information for plan participants                            12
                Transaction policies                                         12
                Dividends and account policies                               13

                RISKS OF INVESTING IN THE PORTFOLIOS                         15
                ---------------------------------------------------------------

                INFORMATION ABOUT THE UNDERLYING FUNDS
                ---------------------------------------------------------------
                Risks of investing in Underlying Funds                       16
                Description of Funds                                         20

                PORTFOLIO DETAILS
                ---------------------------------------------------------------
                Business structure                                           28
                Financial Highlights                                         30

                FOR MORE INFORMATION                                 BACK COVER
                ---------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

JOHN HANCOCK FUNDS II LIFESTYLE PORTFOLIOS

This prospectus provides information about the three Lifestyle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolios may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). The Portfolios seek to provide a variety of comprehensive investment programs designed for differing investment orientations by means of selected investment allocations among the Underlying Funds.

This prospectus relates to the Class 5 shares of the Portfolios. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS
Mutual funds such as the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------

Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[Graphic] Goal and strategy
The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[Graphic] Past performance
The Portfolio's total return, measured year-by-year and over time.

[Graphic] Principal risks
The major risk factors associated with the Portfolio.

[Graphic] Your expenses
The overall costs borne by an investor in the Portfolio, including annual expenses.

The Lifestyle Portfolios
--------------------------------------------------------------------------------

There are three Portfolios: Growth, Balanced and Moderate. Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds.

Because investors have different investment goals, risk tolerances, investment time horizons and financial circumstances, the Portfolios offer three distinct, comprehensive investment programs designed for differing investment orientations. Each Portfolio has a target percentage allocation between two kinds of Underlying Funds: those that invest primarily in equity securities and those that invest primarily in fixed-income securities.

TARGET ALLOCATION CHART
--------------------------------------------------------------------------------

                                                                        Target allocation among Underlying Funds:
                                                                        -----------------------------------------
Lifestyle Portfolio      Investment objective                            Equity Funds       Fixed-Income Funds
Growth                   Long-term growth of capital.
                         Current income is also a consideration.             80%                   20%

Balanced                 A balance between a high level of current
                         income and growth of capital, with a greater
                         emphasis on growth of capital.                      60%                   40%

Moderate                 A balance between a high level of current
                         income and growth of capital, with a greater
                         emphasis on income.                                 40%                   60%

Each Portfolio invests in Class NAV shares of the Underlying Funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees.

Each Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for each Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance each Portfolio's investment allocation to maintain its target allocations. The subadviser may from time to time adjust the percentage of assets invested in any specific Underlying Funds held by a Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of each Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and the investment decisions made by the Underlying Funds' subadvisers.

For a brief description of each Fund and its categorization as an equity or a fixed-income Fund, see "Description of Funds."

SUBADVISER AND CONSULTANT
MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each consistent with its investment goal and strategies.

Deutsche Investment Management Americas Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

Lifestyle Growth Portfolio

[Graphic] Goal and strategy
GOAL: The Portfolio seeks long-term growth of capital. Current income is also a consideration.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 80% of its assets in Underlying Funds which invest primarily in equity securities and approximately 20% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 80% of assets in equity Underlying Funds and 20% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 90%/10% or 70%/30%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percent age limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

6 PORTFOLIOS

[Graphic] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk

-    Investment company securities risk

-    Non-diversification risk

-    Equity securities risk

-    Fixed-income securities risk

     -    Lower rated fixed-income securities and
          high yield securities risk

-    Foreign securities risk

-    Management risk


        SUBADVISER

        MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[Graphic] Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                           Class 5
--------------------------------------------------------------------------------
Management fee                                                          0.04%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                   None
--------------------------------------------------------------------------------
Other expenses                                                          0.02%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                      0.06%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(2)            --
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                        0.06%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(3)                                   0.86%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying Fund expenses           0.92%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses           Year 1          Year 3          Year 5          Year 10
--------------------------------------------------------------------------------
Class 5            $   94          $  293          $  509         $  1,131
--------------------------------------------------------------------------------

1    Based on estimated expenses for the current fiscal year.

2 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for Class 5 shares to the extent that total Portfolio operating expenses attributable to Class 5 exceed 0.07% of the average annual net assets attributable to the Class 5. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.

3 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                   PORTFOLIOS  7

Lifestyle Balanced Portfolio

[Graphic] Goal and strategy
GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 60% of its assets in Underlying Funds which invest primarily in equity securities and approximately 40% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction.

Thus, based on its target percentage allocation of approximately 60% of assets in equity Underlying Funds and 40% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Funds allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

[Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

8 PORTFOLIOS

[Graphic] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk

-    Investment company securities risk

-    Non-diversification risk

-    Fixed-income securities risk

     -    Lower rated fixed-income securities and
          high yield securities risk

-    Foreign securities risk

-    Management risk


        SUBADVISER

        MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[Graphic] Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class 5
--------------------------------------------------------------------------------
Management fee                                                           0.04%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                    None
--------------------------------------------------------------------------------
Other expenses                                                           0.02%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                       0.06%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(2)             --
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                         0.06%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(3)                                    0.85%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying Fund expenses            0.91%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses           Year 1          Year 3          Year 5          Year 10
--------------------------------------------------------------------------------
Class 5            $   93          $  290          $  504         $  1,120
--------------------------------------------------------------------------------

1    Based on estimated expenses for the current fiscal year.

2 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for Class 5 shares to the extent that total Portfolio operating expenses attributable to Class 5 exceed 0.07% of the average annual net assets attributable to Class 5. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.

3 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                   PORTFOLIOS  9

Lifestyle Moderate Portfolio

[Graphic] Goal and strategy
GOAL: The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, normally invests approximately 40% of its assets in Underlying Funds which invest primarily in equity securities and approximately 60% in Underlying Funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity Underlying Funds and 60% in fixed-income Underlying Funds, the Portfolio may have an equity/fixed-income Underlying Fund allocation of 50%/50% or 30%/70%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific Underlying Funds. The assets of the Portfolio are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percentage of assets invested in any specific Underlying Funds to increase or decrease the Portfolio's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed-income securities, to increase or reduce the percentage of the Portfolio's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Portfolio may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Portfolio might not achieve its investment goal.

--------------------------------------------------------------------------------
[Graphic] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

10 PORTFOLIOS

[Graphic] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

-    Fund of funds risk

-    Investment company securities risk

-    Non-diversification risk

-    Equity securities risk

-    Fixed-income securities risk

     -    Credit and counterparty risk

     -    Lower rated fixed-income securities and
          high yield securities risk

     -    Interest rate risk

-    Foreign securities risk

-    Management risk


        SUBADVISER

        MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[Graphic] Your expenses
Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

Annual operating expenses(1)                                          Class 5
--------------------------------------------------------------------------------
Management fee                                                         0.04%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                  None
--------------------------------------------------------------------------------
Other expenses                                                         0.02%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                     0.06%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(2)           --
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                       0.06%
--------------------------------------------------------------------------------
Underlying Fund expenses(3)                                            0.83%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and Underlying Fund expenses          0.89%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses           Year 1          Year 3          Year 5          Year 10
--------------------------------------------------------------------------------
Class 5            $   91          $  284          $  493         $  1,096
--------------------------------------------------------------------------------

1    Based on estimated expenses for the current fiscal year.

2 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for Class 5 shares to the extent that total Portfolio operating expenses attributable to Class 5 exceed 0.07% of the average annual net assets attributable to Class 5. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.

3 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                  PORTFOLIOS  11

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class 5 shares cost structure

Class 5 shares are available to certain types of investors, as noted below:
Class 5 shares are available only to the John Hancock Freedom 529 Plan, a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended (a "529 Plan"), distributed by John Hancock Distributors, LLC (the "Distributor") through other broker-dealers that have a selling agreement with the Distributor.

The Class 5 Shares are sold without imposition of any initial sales charge, contingent sales charge, service fee or distribution fee.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any plan which may use the Portfolio as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

--------------------------------------------------------------------------------
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a 529 Plan can provide participants with detailed information on how to participate in the plan, elect a Portfolio as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by 529 Plans, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge 529 Plan participants transaction fees and/or other additional amounts for such services. Similarly, 529 Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class 5 shares of the Portfolios.

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds and other investments in which it invests. The prospectus for the Underlying Funds explains the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.

Purchase and redemption prices
When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

Execution of requests
Each Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after receipt of your request in good order.

In unusual circumstances, any Portfolio may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive trading
The Portfolios of JHF II are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt Portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio's Funds or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account.

In the event that a Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolio's NAV at the conclusion of the delay period. Each Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolios, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
Each Portfolios, through their agents, undertake to use their best efforts to exercise the Portfolios' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that Fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Portfolio to

12 YOUR ACCOUNT
refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolios believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to each Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolios to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Portfolios to prevent excessive trading, there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of a Portfolios and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolios will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of a Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

Excessive trading risk
To the extent that the Portfolios or their agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a Portfolio's operating costs and decrease a Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of fund shares held by other shareholders.

Account Information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

--------------------------------------------------------------------------------
Dividends and account policies

Dividends
The Growth Portfolio generally declares and pay income dividends annually. The Balanced Portfolio and Moderate Portfolio declare and pay income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of the fiscal year.

Dividend reinvestments
Dividends from a Portfolio will be automatically reinvested on the dividend record date.

                                                                 YOUR ACCOUNT 13

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

Taxability of transactions
Any time you redeem shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

ADDITIONAL INVESTOR SEVICES

Disclosure of fund portfolio holdings
Each Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the Statement of Additional Information ("SAI") and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of each Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of each Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. Each Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

14 YOUR ACCOUNT

--------------------------------------------------------------------------------
Risks of investing in the Portfolios
--------------------------------------------------------------------------------

Fund of funds risk
A Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving a Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

A Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

Investment company securities risk
The Portfolios bears their own expenses and indirectly bears their proportionate share of expenses of the Underlying Funds in which they invests.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolios are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolios are non-diversified, the risks associated with non-diversification are lower for the Portfolios because they allocate their assets among multiple Underlying Funds.

                                         RISKS OF INVESTING IN THE PORTFOLIOS 15

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risks of investing in Underlying Funds

By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed-income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so

16 INFORMATION ABOUT THE UNDERLYING FUNDS rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed-income securities in the lowest rating category Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed-income securities and high yield securities risk
Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- Risk to principal and income Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed-income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed-income securities Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social,

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 17
economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

18 INFORMATION ABOUT THE UNDERLYING FUNDS

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 19

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of Funds

The Portfolios may invest in any of the Funds. The following tables set forth, separately for the fixed income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

--------------------------------------------------------------------------------
Fixed-Income Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                                      Estimated
Fund and subadviser(s)                              expense ratio
--------------------------------------------------------------------------------
Active Bond Fund                                        0.70%
Declaration Management & Research LLC
and MFC Global Investment Management
(U.S.), LLC
--------------------------------------------------------------------------------
Core Bond Fund                                          0.82%
Wells Capital Management, Incorporated
--------------------------------------------------------------------------------
Global Bond Fund                                        0.79%
Pacific Investment Management
Company LLC
--------------------------------------------------------------------------------
High Income Fund                                        0.74%
MFC Global Investment Management
(U.S.), LLC
--------------------------------------------------------------------------------
High Yield Fund                                         0.71%
Western Asset Management Company
--------------------------------------------------------------------------------
Investment Quality Bond Fund                            0.79%
Wellington Management Company, LLP
--------------------------------------------------------------------------------
Real Return Bond Fund                                   0.75%
Pacific Investment Management
Company LLC
--------------------------------------------------------------------------------
Short-Term Bond Fund                                    0.69%
Declaration Management & Research LLC

Fund and subadviser(s)                   Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                         Seeks income and capital appreciation by investing at least 80% of its assets in a
Declaration Management & Research LLC    diversified mix of debt securities and instruments.
and MFC Global Investment Management
(U.S.), LLC
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                           Seeks total return consisting of income and capital appreciation by normally
Wells Capital Management, Incorporated   investing in a broad range of investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
-----------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                         Seeks to realize maximum total return, consistent with preservation of capital and
Pacific Investment Management            prudent investment management by investing primarily in fixed-income securities
Company LLC                              denominated in major foreign currencies, baskets of foreign currencies (such as the
                                         ECU) and the U.S. dollar.
-----------------------------------------------------------------------------------------------------------------------------------
High Income Fund                         Seeks high current income by normally investing at least 80% of its assets in U.S.
MFC Global Investment Management         and foreign fixed-income securities rated BB/Ba or lower and their unrated
(U.S.), LLC                              equivalents.
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                          Seeks to realize an above-average total return over a market cycle of three to five
Western Asset Management Company         years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
-----------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund             Seeks a high level of current income consistent with the maintenance of principal
Wellington Management Company, LLP       and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Fund may also invest up to 20% of its assets in non-
                                         investment grade fixed-income securities.
-----------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                    Seeks maximum return, consistent with preservation of capital and prudent
Pacific Investment Management            investment management, by normally investing at least 80% of its net assets in
Company LLC                              inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
                                         governments and by corporations.
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                     Seeks income and capital appreciation by investing at least 80% of its assets in a
Declaration Management & Research LLC    diversified mix of debt securities and instruments.

20 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Spectrum Income Fund                     0.94%
T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------
Strategic Bond Fund                      0.77%
Western Asset Management Company
--------------------------------------------------------------------------------
Strategic Income Fund                    0.80%
MFC Global Investment Management
(U.S.), LLC
--------------------------------------------------------------------------------
Total Bond Market Fund                   0.57%
Declaration Management & Research LLC
--------------------------------------------------------------------------------
Total Return Fund                        0.77%
Pacific Investment Management
Company LLC
--------------------------------------------------------------------------------
U.S. Government Securities Fund          0.72%
Western Asset Management Company
--------------------------------------------------------------------------------
U.S. High Yield Bond Fund                0.82%
Wells Capital Management, Incorporated
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                     Seeks a high level of current income with moderate share price fluctuation. The
T. Rowe Price Associates, Inc.           Fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed-income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The Fund normally invests in investment grade corporate, and foreign and emerging market fixed-income securities, income-oriented stocks (up to 40% of its assets), short-term securities, asset-backed and mortgage related securities and U.S. Government securities. The
                                         Fund may invest up to 40% of its assets in high yield fixed-income securities
                                         (commonly known as "junk bonds").
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                      Seeks a high level of total return consistent with preservation of capital by giving its
Western Asset Management Company         subadviser broad discretion to deploy the Fund's assets among certain segments of the fixed-income market in the manner the subadviser believes will best contribute to achieving the Fund's investment goal.
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                    Seeks a high level of current income by normally investing primarily in: foreign
MFC Global Investment Management         government and corporate debt securities from developed and emerging markets;
(U.S.), LLC                              U.S. Government and agency securities; and U.S. high yield bonds.
Total Bond Market Fund                   Seeks to track the performance of the Lehman Brothers Aggregate Index (which
Declaration Management & Research LLC    represents the U.S. investment grade bond market). The Fund normally invests at least 80% of its assets in securities listed in this Index. The Fund is an intermediate-
                                         term bond fund of high and medium credit quality.
-----------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                        Seeks to realize maximum total return, consistent with preservation of capital and
Pacific Investment Management            prudent investment management, by normally investing at least 65% of its assets in
Company LLC                              a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          Seeks a high level of current income, consistent with preservation of capital
Western Asset Management Company         and maintenance of liquidity, by investing in debt obligations and mortgage-
                                         backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                Seeks total return with a high level of current income by normally investing primarily
Wells Capital Management, Incorporated   in below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

--------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                                        Estimated
Fund and subadviser(s)                                  expense ratio
--------------------------------------------------------------------------------
Index 500 Fund                                          0.50%
MFC Global Investment Management
(U.S.A.) Limited
--------------------------------------------------------------------------------
All Cap Core Fund                                       0.82%
Deutsche Investment Management
Americas Inc.
--------------------------------------------------------------------------------
All Cap Growth Fund                                     0.94%
AIM Capital Management, Inc.
--------------------------------------------------------------------------------


Fund and subadviser(s)             Goal and principal strategy
---------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                     Seeks to approximate the aggregate total return of a broad U.S. domestic equity
MFC Global Investment Management   market index by attempting to track the performance of the S&P 500 Composite
(U.S.A.) Limited                   Stock Price Index.*
---------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                  Seeks long-term growth of capital by investing primarily in common stocks and other
Deutsche Investment Management     equity securities within all asset classes (small-, mid- and large-cap), primarily those
Americas Inc.                      within the Russell 3000 Index.*
---------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                Seeks long-term capital appreciation by normally investing its assets principally
AIM Capital Management, Inc.       in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 21

--------------------------------------------------------------------------------

All Cap Value Fund                                      0.89%
Lord, Abbett & Co. LLC
--------------------------------------------------------------------------------
Blue Chip Growth Fund                                   0.85%
T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------
Capital Appreciation Fund                               0.79%
Jennison Associates LLC
--------------------------------------------------------------------------------
Classic Value Fund                                      0.90%
Pzena Investment Management, LLC
--------------------------------------------------------------------------------
Core Equity Fund                                        0.83%
Legg Mason Capital Management, Inc.
--------------------------------------------------------------------------------
Dynamic Growth Fund                                     1.05%
Deutsche Investment Management
Americas Inc.
--------------------------------------------------------------------------------
Emerging Growth Fund                                    0.93%
MFC Global Investment Management
(U.S.), LLC
--------------------------------------------------------------------------------
Emerging Small Company Fund                             1.03%
RCM Capital Management LLC
--------------------------------------------------------------------------------
Equity-Income Fund                                      0.85%
T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------
Financial Services Fund                                 0.92%
Davis Selected Advisers, L.P.
--------------------------------------------------------------------------------
Fundamental Value Fund                                  0.81%
Davis Selected Advisers, L.P.
--------------------------------------------------------------------------------
Global Allocation Fund                                  1.00%
UBS Global Asset Management
(Americas) Inc.
--------------------------------------------------------------------------------
Global Fund                                             1.00%
Templeton Global Advisors Limited


All Cap Value Fund                    Seeks capital appreciation by investing in equity securities of U.S. and multinational
Lord, Abbett & Co. LLC                companies in all capitalization ranges that the subadviser believes are undervalued.
--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                 Seeks to achieve long-term growth of capital (current income is a secondary
T. Rowe Price Associates, Inc.        objective) by normally investing at least 80% of its total assets in the common stocks of large- and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund             Seeks long-term capital growth by investing at least 65% of its total assets in equity-
Jennison Associates LLC               related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.
--------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                    Seeks long-term growth of capital by normally investing at least 80% of its net
Pzena Investment Management, LLC      assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.
--------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                      Seeks long-term capital growth by normally investing primarily in equity securities
Legg Mason Capital Management, Inc.   that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                   Seeks long-term growth of capital by investing in stocks and other equity securities
Deutsche Investment Management        of medium-sized U.S. companies with strong growth potential.
Americas Inc.
--------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                  Seeks superior long-term rates of return through capital appreciation by normally
MFC Global Investment Management      investing primarily in high quality securities and convertible instruments of small-cap
(U.S.), LLC                           U.S. companies.
--------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund           Seeks long-term capital appreciation by investing, under normal market conditions,
RCM Capital Management LLC            at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than
                                      200% of the weighted average market capitalization of the Russell 2000 Index).*
--------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                    Seeks to provide substantial dividend income and also long-term capital
T. Rowe Price Associates, Inc.        appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund               Seeks growth of capital by normally investing at least 80% of its net assets (plus any
Davis Selected Advisers, L.P.         borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                Seeks growth of capital by normally investing primarily in common stocks of U.S.
Davis Selected Advisers, L.P.         companies with market capitalizations of at least $10 billion. The Fund may also invest in U.S. companies with smaller capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                Seeks total return, consisting of long-term capital appreciation and current income,
UBS Global Asset Management           by investing in equity and fixed-income securities of issuers located within and
(Americas) Inc.                       outside the U.S.
--------------------------------------------------------------------------------------------------------------------------------
Global Fund                           Seeks long-term capital appreciation by normally investing at least 80% of its
Templeton Global Advisors Limited     net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

22 INFORMATION ABOUT THE UNDERLYING FUNDS

Growth & Income Fund                                    0.77%
Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Growth Fund                                             0.90%
Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Growth Opportunities Fund                               0.90%
Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Global Real Estate Fund                                 1.06%
Deutsche Investment Management
Americas Inc.
-------------------------------------------------------------------------------
Health Sciences Fund                                    1.15%
T. Rowe Price Associates, Inc.
-------------------------------------------------------------------------------
International Equity Index Fund                         0.58%
SSgA Funds Management, Inc.
-------------------------------------------------------------------------------
International Growth Fund                               1.10%
Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
International Opportunities Fund                        1.00%
Marsico Capital Management, LLC
-------------------------------------------------------------------------------
International Small Cap Fund                            1.13%
Templeton Investment Counsel, LLC
-------------------------------------------------------------------------------
International Small Company Fund                        1.14%
Dimensional Fund Advisors Inc.
-------------------------------------------------------------------------------
International Value Fund                                0.96%
Templeton Investment Counsel, Inc.



Growth & Income Fund                          Seeks to achieve a high total return by outperforming its benchmark, the S&P 500
Grantham, Mayo, Van Otterloo & Co. LLC        Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund
Grantham, Mayo, Van Otterloo & Co. LLC        Seeks long-term capital growth by seeking to outperform its benchmark, the
                                              Russell 1000 Growth Index. The Fund typically makes equity investments in U.S.
                                              companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*
--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                     Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC        Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small- and mid-cap companies"). The Fund normally invests at least 80% of its assets in investments in small- and mid-cap companies.*
--------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                       Seeks to achieve a combination of long-term capital appreciation and current
Deutsche Investment Management Americas Inc.  income by investing at least 80% of net assets in equity securities of real estate investment trusts ("REIT") and real estate companies including foreign
                                              REITs and real estate companies.
--------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                          Seeks long-term capital appreciation by normally investing at least 80% of its
T. Rowe Price Associates, Inc.                net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences
                                              (collectively, "health sciences").
--------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund               Under normal market conditions, the Fund invests at least 80% of its assets in
SSgA Funds Management, Inc.                   securities listed in the Morgan Stanley Capital International All Country World
                                              Excluding U.S. Index (the "MSCI ACW ex-US Index"). As of August 31, 2006, the
                                              market capitalizations of companies included in the MSCI ACW ex-US Index ranged from $26.3 million to $277.0 billion.
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                     Seeks long term capital appreciation by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC        S&P Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite
                                              ("EPAC") Growth Style Index. The Fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.
--------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund              Seeks long-term growth of capital by normally investing at least 65% of its
Marsico Capital Management, LLC               assets in common stocks of foreign companies selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.
--------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                  Seeks long-term capital appreciation by investing primarily in the common stock
Templeton Investment Counsel, LLC             of smaller companies outside the U.S. and normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small-company securities").
--------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund              Seeks long-term capital appreciation by primarily investing its assets in equity
Dimensional Fund Advisors                     securities of non-U.S. small companies of developed and emerging markets under normal market conditions.
--------------------------------------------------------------------------------------------------------------------------------
International Value Fund                      Seeks long-term growth of capital by normally investing primarily in equity
Templeton Investment Counsel, Inc.            securities of companies located outside the U.S., including emerging markets.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 23

Intrinsic Value Fund                                    0.88%
Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Large Cap Fund                                          0.82%
UBS Global Asset Management
(Americas) Inc.
-------------------------------------------------------------------------------
Large Cap Value Fund                                    0.88%
BlackRock Investment Management, LLC
-------------------------------------------------------------------------------
Managed Fund                                            0.79%
Grantham, Mayo, Van Otterloo & Co. LLC
and Declaration Management &
Research LLC
-------------------------------------------------------------------------------
Mid Cap Index Fund                                      0.56%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------------------------------------
Mid Cap Stock Fund                                      0.91%
Wellington Management Company, LLP
-------------------------------------------------------------------------------
Mid Cap Value Equity Fund                               0.97%
RiverSource Investments, LLC
-------------------------------------------------------------------------------
Mid Cap Value Fund                                      0.92%
Lord, Abbett & Co. LLC
-------------------------------------------------------------------------------
Natural Resources Fund                                  1.07%
Wellington Management Company, LLP
-------------------------------------------------------------------------------
Pacific Rim Fund                                        1.00%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------------------------------------
Quantitative All Cap Fund                               1.39%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------------------------------------
Quantitative Mid Cap Fund                               0.80%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------------------------------------
Quantitative Value Fund                                 0.74%
MFC Global Investment Management
(U.S.A.) Limited


Intrinsic Value Fund                     Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                           Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management              current income, by normally investing at least 80% of its net assets (plus
(Americas) Inc.                          borrowings for investment purposes, if any) in equity securities of U.S. large-
                                         capitalization companies.
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     Seeks long-term growth of capital by normally investing, primarily in a diversified
BlackRock Investment Management, LLC     portfolio of equity securities of large-cap companies located in the U.S.
-------------------------------------------------------------------------------------------------------------------------------
Managed Fund                             Seeks income and long-term capital appreciation by investing primarily in a
Grantham, Mayo, Van Otterloo & Co. LLC   diversified mix of common stocks of large- and mid-sized U.S. companies; and bonds
and Declaration Management &             with an overall intermediate term average maturity. The Fund employs a multi-
Research LLC                             manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund's portfolio.
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                       Seeks to approximate the aggregate total return of a mid-cap U.S. domestic
MFC Global Investment Management         equity market index by attempting to track the performance of the S&P Mid
(U.S.A.) Limited                         Cap 400 Index.*
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                       Seeks long-term growth of capital by normally investing at least 80% of its net
Wellington Management Company, LLP       assets (plus any borrowings for investment purposes) in equity securities of medium-
                                         sized companies with significant capital appreciation potential. The Fund tends to invest in companies having market capitalizations similar to those of companies included in the Russell Midcap Index.
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                Seeks to provide long-term growth of capital by investing at least 80% of its net
RiverSource Investments, LLC             assets in equity securities of medium-sized companies.
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                       Seeks capital appreciation by normally investing at least 80% of its net assets (plus
Lord, Abbett & Co. LLC                   any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Midcap Index.*
-------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                   Seeks long-term total return by normally investing primarily in equity and equity-
Wellington Management Company, LLP       related securities of natural resource-related companies worldwide.
-------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                         Seeks long-term growth of capital by investing in a diversified portfolio comprised
MFC Global Investment Management         primarily of common stocks and equity-related securities of corporations domiciled
(U.S.A.) Limited                         in countries in the Pacific Rim region.
-------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                Seeks long-term growth of capital by normally investing primarily in equity securities
MFC Global Investment Management         of U.S companies. The Fund will generally focus on equity securities of U.S.
(U.S.A.) Limited                         companies across the three market capitalization ranges of large, mid and small.
-------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                Seeks long-term growth of capital by normally investing at least 80% of its total
MFC Global Investment Management         assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks,
(U.S.A.) Limited                         convertible preferred stocks, convertible bonds and warrants.
-------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                  Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities
MFC Global Investment Management         with the potential for long-term growth of capital.
(U.S.A.) Limited

24 INFORMATION ABOUT THE UNDERLYING FUNDS

Real Estate Equity Fund                                 0.89%
T. Rowe Price Associates, Inc.
-------------------------------------------------------------------------------
Real Estate Securities Fund                             0.77%
Deutsche Investment Management
Americas Inc.
-------------------------------------------------------------------------------
Science & Technology Fund                               1.15%
T. Rowe Price Associates, Inc. and RCM
Capital Management LLC
-------------------------------------------------------------------------------
Small Cap Fund                                          0.91%
Independence Investments LLC
-------------------------------------------------------------------------------
Small Cap Growth Fund                                   1.17%
Wellington Management Company, LLP
-------------------------------------------------------------------------------
Small Cap Index Fund                                    0.56%
MFC Global Investment Management
(U.S.A.) Limited
-------------------------------------------------------------------------------
Small Cap Opportunities Fund                            1.05%
Munder Capital Management
-------------------------------------------------------------------------------
Small Cap Value Fund                                    1.17%
Wellington Management Company, LLP
-------------------------------------------------------------------------------
Small Company Fund                                      1.29%
American Century Investment
Management, Inc.
-------------------------------------------------------------------------------
Small Company Growth Fund                               1.16%
AIM Capital Management, Inc.
-------------------------------------------------------------------------------
Small Company Value Fund                                1.07%
T. Rowe Price Associates, Inc.
-------------------------------------------------------------------------------
Special Value Fund                                      1.04%
ClearBridge Advisors, LLC


Real Estate Equity Fund                  Seeks to provide long-term growth through a combination of capital appreciation
T. Rowe Price Associates, Inc.           and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund              Seeks to achieve a combination of long-term capital appreciation and current income
Deutsche Investment Management           by normally investing at least 80% of its net assets (plus any borrowings for
Americas Inc.                            investment purposes) in equity securities of REITs and real estate companies.
-------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                The Fund invests, under normal market conditions, at least 80% of its net assets
T. Rowe Price Associates, Inc. and RCM   (plus any borrowing for investment purposes) in the common stocks of companies
Capital Management LLC                   expected to benefit from the development, advancement and/or use of science and technology. For purposes of satisfying this requirement, common stocks may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                           Seeks maximum capital appreciation consistent with reasonable risk to principal by
Independence Investments LLC             normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                    Seeks long-term capital appreciation by normally investing primarily in small-
Wellington Management Company, LLP       cap companies believed to offer above average potential for growth in revenues and earnings.
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                     Seeks to approximate the aggregate total return of a small-cap U.S. domestic equity
MFC Global Investment Management         market index by attempting to track the performance of the Russell 2000 Index.*
(U.S.A.) Limited
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund             Seeks long-term capital appreciation by normally investing at least 80% of its assets
Munder Capital Management                in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.*
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     Seeks long-term capital appreciation by normally investing at least 80% of its assets
Wellington Management Company, LLP       in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.
-------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                       Seeks long-term capital growth by normally investing primarily in equity securities of
American Century Investment              smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-
Management, Inc.                         driven models to construct the Fund's portfolio of stocks.
-------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                Seeks long-term growth of capital by normally investing at least 80% of its assets in
AIM Capital Management, Inc.             securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.
-------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                 Seeks long-term growth of capital by investing primarily in small companies whose
T. Rowe Price Associates, Inc.           common stocks are believed to be undervalued. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*
-------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                       Seeks long-term capital growth by normally investing at least 80% of its net
ClearBridge Advisors, LLC                assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment do not exceed (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000
                                         Index for the previous 12 months, whichever is greater.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 25

Total Stock Market Index Fund                           0.59%
MFC Global Investment Management
(U.S.A.) Limited
--------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund                         0.74%
Sustainable Growth Advisers, L.P.
--------------------------------------------------------------------------------
U.S. Multi Sector Fund                                  0.82%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
Utilities Fund                                          0.95%
Massachusetts Financial Services Company
--------------------------------------------------------------------------------
Value & Restructuring Fund                              0.92%
UST Advisers, Inc.
--------------------------------------------------------------------------------
Value Fund                                              0.98%
Morgan Stanley Investment Management
Inc. d/b/a Van Kampen
--------------------------------------------------------------------------------
Value Opportunities Fund                                0.90%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
Vista Fund                                              1.02%
American Century Investment
Management, Inc.


Total Stock Market Index Fund                 Seeks to approximate the aggregate total return of a broad U.S. domestic equity
MFC Global Investment Management              market index by attempting to track the performance of the Wilshire 5000 Equity
(U.S.A.) Limited                              Index.*
-------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund               Seeks long-term growth of capital by normally investing primarily in common
Sustainable Growth Advisers, L.P.             stocks of "U.S. Global Leaders" companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth.
-------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                        Seeks long-term capital appreciation. The Fund normally invests in securities in
Grantham, Mayo, Van Otterloo & Co. LLC        the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S.*
-------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                                Seeks capital growth and current income (income above that available from a
Massachusetts Financial Services Company      portfolio invested entirely in equity securities) by normally investing at least
                                              80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.
-------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                    Seeks long-term capital appreciation by investing primarily (at least 65% of its
UST Advisers, Inc.                            assets) in common stocks of U.S. and foreign companies whose share price in the opinion of the subadviser, do not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company. In choosing investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the
                                              Fund invests in a diversified group of companies across a number of different industries.
-------------------------------------------------------------------------------------------------------------------------------
Value Fund                                    Seeks to realize an above-average total return over a market cycle of three to
Morgan Stanley Investment Management          five years, consistent with reasonable risk, by investing primarily in equity
Inc. d/b/a Van Kampen                         securities of companies with capitalizations similar to the market capitalizations of companies in the Russell Midcap Value Index.*
-------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                      Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC        Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*
-------------------------------------------------------------------------------------------------------------------------------
Vista Fund                                    Seeks long-term capital growth by normally investing in common stocks of U.S.
American Century Investment                   and foreign companies that are medium-sized and smaller at the time of purchase.
Management, Inc.                              The Fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

--------------------------------------------------------------------------------
 Equity Funds -- John Hancock Funds III
--------------------------------------------------------------------------------

                                                    Estimated
Fund and subadviser(s)                              expense ratio
--------------------------------------------------------------------------------
Active Value Fund                                   0.90%
Grantham, Mayo, Van Otterloo & Co. LLC


Fund and subadviser(s)                   Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------
Active Value Fund                        Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

26 INFORMATION ABOUT THE UNDERLYING FUNDS

Global Fund                                             1.17%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
Growth Fund                                             1.28%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
Growth Opportunities Fund                               1.56%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
International Core Fund                                 1.35%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
International Growth Fund                               1.68%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
Intrinsic Value Fund                                    1.34%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
U.S. Core Fund                                          1.34%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
U.S. Quality Equity Fund                                0.85%
Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
Value Opportunities Fund                                1.38%
Grantham, Mayo, Van Otterloo & Co. LLC


Global Fund                              Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC   the S&P/Citigroup Primary Market Index ("PMI") World Growth Index. The Fund
                                         typically invests in a diversified portfolio of equity investments from the world's developed markets.
-----------------------------------------------------------------------------------------------------------------------------
Growth Fund                              Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   1000 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
-----------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least 80% of its assets in investments in small-cap companies.
-----------------------------------------------------------------------------------------------------------------------------
International Core Fund                  Seeks to achieve high total return by seeking to outperform its benchmark, the MSCI
Grantham, Mayo, Van Otterloo & Co. LLC   EAFE Index. The Fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.
-----------------------------------------------------------------------------------------------------------------------------
International Growth Fund                Seeks to achieve high total return by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC   S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite
                                         ("EPAC") Growth Style Index.* The Fund typically invests in a diversified mix of equity investments from developed markets outside the U.S.
-----------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
-----------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                           Seeks to achieve a high total return by outperforming its benchmark, the S&P 500
Grantham, Mayo, Van Otterloo & Co. LLC   Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized
                                         U.S. companies to gain broad exposure to the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                 Seeks to achieve a high total return by outperforming its benchmark, the S&P 500
Grantham, Mayo, Van Otterloo & Co. LLC   Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized
                                         U.S. companies to gain broad exposure to the U.S. equity market. The Fund typically holds between 40 and 80 stocks.
-----------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Seeks long-term capital growth by seeking to outperform its benchmark, the Russell
Grantham, Mayo, Van Otterloo & Co. LLC   2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*

* "Standard & Poor's[RegTM]," "S&P 500[RegTM]," "Standard and Poor's 500[RegTM]" and "S&P Mid Cap 400[RegTM]" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000[RegTM]," "Russell 1000 Value[RegTM]," "Russell 1000 Growth[RegTM]," "Russell 2000[RegTM]," "Russell 2000[RegTM] Growth," "Russell 2500[RegTM]," "Russell 2500 Value[RegTM]," "Russell 2500 Growth[RegTM]," "Russell 3000[RegTM]," "Russell Midcap[RegTM]" and "Russell Midcap Value[RegTM]" are trademarks of Frank Russell Company. "Wilshire 5000[RegTM]" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE[RegTM]" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 27

--------------------------------------------------------------------------------
Portfolio details
--------------------------------------------------------------------------------

--------------------------------------
Business structure

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees
JHF II pays the Adviser a fee for its services to each Portfolio. The fee is stated as an annual percentage of the current value of the aggregate assets of all the Portfolios (together with the assets of all the Lifestyle Trusts of John Hancock Trust) determined in accordance with the following schedule and that rate is applied to the assets of each Portfolio.

--------------------------------------------------------------------------------
Management fee schedule
--------------------------------------------------------------------------------

                                                             Excess over
                                  First $7.5 billion         $7.5 billion
Aggregate Assets of
Lifestyle Portfolios and
JHT Lifestyle Trusts              0.050%                     0.040%


                                                             ------------------
                                                                Shareholders
                                                             ------------------

                                               --------------------------------------------------
                                                         Financial services firms and
                                                             their representatives

                                                     Advise current and prospective share-
                        Distribution and         holders on their Portfolio investments, often
                      shareholder services        in the context of an overall financial plan.
                                               --------------------------------------------------

                 --------------------------------------------------    ----------------------------------------------------
                                Principal distributor                                   Transfer agent

                               John Hancock Funds, LLC                        John Hancock Signature Services, Inc.

                    Markets the Portfolios and distributes shares         Handles shareholder services, including record-
                     through selling brokers, financial planners         keeping and statements, distribution of dividends
                        and other financial representatives.                  and processing of buy and sell requests.
                 --------------------------------------------------    ----------------------------------------------------

----------------------------------   ---------------------------------------    --------------------------------------------
           Subadviser                          Investment adviser                               Custodian

 MFC Global Investment Management           John Hancock Investment                  State Street Bank & Trust Company
        (U.S.A.) Limited                    Management Services, LLC                      2 Avenue de Lafayette
     200 Bloor Street East                    601 Congress Street                            Boston, MA 02111
 Toronto, Ontario, Canada M4W 1ES            Boston, MA 02210-2805
                                                                                  Holds the Portfolios' assets, settles all
  Provides portfolio management       Manages the Portfolios' business and          portfolio trades and collects most of
       to the Portfolios.                    investment activities.                    the valuation data required for
----------------------------------                                                    calculating each Portfolio's NAV.
                                     ---------------------------------------    --------------------------------------------

                                                                                                                         Asset
                                                                                                                      Management
--------------------------------------                ---------------------------------------
       Subadviser consultant                                          Trustees
                                                        Oversee the Portfolios' activities.
         Deutsche Investment                          ---------------------------------------
      Management Americas, Inc.
           345 Park Avenue
      New York, New York 10154

 Provides asset allocation consulting
    services to the subadviser.
--------------------------------------

28 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Business structure

Subadviser
MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Fund or Portfolio, or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change Portfolio and Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio manager
Steve Orlich has been the portfolio manager for each Portfolio since inception. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation.

Appendix C of the SAI includes information about the portfolio manager, including information about his compensation, accounts he manages other than the Portfolios and his ownership of Portfolio shares, if any.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Portfolios is available in the Portfolios' annual report to shareholders for the period ended August 31, 2006.

                                                            PORTFOLIO DETAILS 29

--------------------------------------------------------------------------------
Financial highlights

The financial highlights table below for each Portfolio is intended to help investors understand the financial performance of the Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of the Portfolio as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

--------------------------------------------------------------------------------
Lifestyle Growth Portfolio                                     PERIOD ENDED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CLASS 5 SHARES                                                  8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                         $    14.40
--------------------------------------------------------------------------------
 Net investment loss2,3                                               -- (4)
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                    0.22
--------------------------------------------------------------------------------
 Total from investment operations                                   0.22
--------------------------------------------------------------------------------
 Net asset value, end of period                               $    14.62
--------------------------------------------------------------------------------
 Total return5 (%)                                                  1.53 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                      $          (3)
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets7 (%)                   0.02 (8)
--------------------------------------------------------------------------------
 Ratio of net investment loss to average net assets3 (%)           (0.02)(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                               26 (6)

--------------------------------------------------------------------------------
 Lifestyle Balanced Portfolio                                  PERIOD ENDED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CLASS 5 SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                         $    14.17
--------------------------------------------------------------------------------
 Net investment loss(2,3)                                             -- (4)
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                    0.31
--------------------------------------------------------------------------------
 Total from investment operations                                   0.31
--------------------------------------------------------------------------------
 Less distributions
--------------------------------------------------------------------------------
 From net investment income                                        (0.13)
--------------------------------------------------------------------------------
                                                                   (0.13)
--------------------------------------------------------------------------------
 Net asset value, end of period                               $    14.35
--------------------------------------------------------------------------------
 Total return5 (%)                                                  2.23 (6)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                      $        1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets7 (%)                   0.01 (8)
--------------------------------------------------------------------------------
 Ratio of net investment loss to average net assets3 (%)           (0.01)(8)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                               23 (6)

1    Class 5 shares began operations on 07-03-06.
2    Based on the average of the shares outstanding.
3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
4    Less than $0.01 per share.
5    Assumes dividend reinvestment and does not reflect the effect of sales charges.
6    Not annualized.
7 Does not include expenses of the investment companies in which the Portfolio invests.
8    Annualized.

30 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
 Lifestyle Moderate Portfolio                                       PERIOD ENDED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CLASS 5 SHARES                                                      8-31-06 (1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                             $    13.48
--------------------------------------------------------------------------------
 Net investment loss(2,3)                                                 -- (4)
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                        0.30
--------------------------------------------------------------------------------
 Total from investment operations                                       0.30
--------------------------------------------------------------------------------
 Less distributions
--------------------------------------------------------------------------------
 From net investment income                                            (0.16)
--------------------------------------------------------------------------------
                                                                       (0.16)
--------------------------------------------------------------------------------
  Net asset value, end of period                                  $    13.62
--------------------------------------------------------------------------------
      Total return5 (%)                                                 2.27 (6)
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
      Net assets, end of period (in millions)                     $        1
--------------------------------------------------------------------------------
      Ratio of net expenses to average net assets(7) (%)                0.01 (8)
--------------------------------------------------------------------------------
      Ratio of net investment loss to average net assets(3) (%)        (0.01)(8)
--------------------------------------------------------------------------------
      Portfolio turnover (%)                                              24 (6)

1    Class 5 shares began operations on 07-03-06.
2    Based on the average of the shares outstanding.
3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
4    Less than $0.01 per share.
5    Assumes dividend reinvestment and does not reflect the effect of sales charges.
6    Not annualized.
7 Does not include expenses of the investment companies in which the Portfolio invests.
8    Annualized.

                                                            PORTFOLIO DETAILS 31

For more information

Two documents are available that offer further information on the Portfolios:

Annual/Semi-Annual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolios' holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semi-annual report on the SAI and of JHF II, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779


(C)2006 JOHN HANCOCK FUNDS, LLC LS5PN 12/06








[Logo]
John Hancock(R)
the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com


------------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
------------------------------------

[LOGO] John Hancock(R)
       ---------------
         MUTUAL FUNDS

                                                                   John Hancock
                                                            Lifecycle Portfolios
--------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS I SHARES

                                                        Lifecycle 2010 Portfolio

                                                        Lifecycle 2015 Portfolio

                                                        Lifecycle 2020 Portfolio

                                                        Lifecycle 2025 Portfolio

                                                        Lifecycle 2030 Portfolio

                                                        Lifecycle 2035 Portfolio

                                                        Lifecycle 2040 Portfolio

                                                        Lifecycle 2045 Portfolio

                                                        Lifecycle 2050 Portfolio

                                                  Lifecycle Retirement Portfolio




--------------------------------------------------------------------------------
Prospectus
12.31.2006




--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

THE LIFECYCLE PORTFOLIOS
--------------------------------------------------------------------------------
Lifecycle 2010 Portfolio                                                       6
Lifecycle 2015 Portfolio                                                       8
Lifecycle 2020 Portfolio                                                      10
Lifecycle 2025 Portfolio                                                      12
Lifecycle 2030 Portfolio                                                      14
Lifecycle 2035 Portfolio                                                      16
Lifecycle 2040 Portfolio                                                      18
Lifecycle 2045 Portfolio                                                      20
Lifecycle 2050 Portfolio                                                      22
Lifecycle Retirement Portfolio                                                24

YOUR ACCOUNT
--------------------------------------------------------------------------------
Who can buy shares                                                            27
Opening an account                                                            27
Buying shares                                                                 28
Selling shares                                                                29
Transaction policies                                                          31
Dividends and account policies                                                32
Additional investor services                                                  33

RISKS OF INVESTING IN THE PORTFOLIOS                                          34
--------------------------------------------------------------------------------

INFORMATION ABOUT THE UNDERLYING FUNDS
--------------------------------------------------------------------------------
Risks of investing in Underlying Funds                                        35
Description of Funds                                                          39

PORTFOLIO DETAILS
--------------------------------------------------------------------------------
Business structure                                                            47

FOR MORE INFORMATION                                                  BACK COVER
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------


JOHN HANCOCK FUNDS II LIFECYCLE PORTFOLIOS
This prospectus provides information about the ten Lifecycle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolios may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). Each Portfolio (except the Retirement Portfolio) seeks to provide an asset allocation strategy designed for investors planning to retire in a specific year by means of selected investment allocations among the Underlying Funds. The Retirement Portfolio seeks to provide an asset allocation strategy designed to provide a level of return able to sustain systematic withdrawals for investors who have already retired.

This prospectus relates to the Institutional Class I shares of the Portfolios. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS
Mutual funds such as the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosure carefully before investing

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.


PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------

Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[GRAPHIC] Goal and strategy
The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC] Past performance
The Portfolio's total return, measured year-by-year and over time.


[GRAPHIC] Principal risks
The major risk factors associated with the Portfolio.


[GRAPHIC] Your expenses
The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

The Lifecycle Portfolios
--------------------------------------------------------------------------------

There are ten Portfolios: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio.

Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds. The subadviser to each Portfolio allocates the assets of the Portfolio among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time (except in the case of the Retirement Portfolio). Each Portfolio's name refers to the approximate retirement year of the investors for whom the Portfolio's asset allocation strategy is designed (except in the case of the Retirement Portfolio). For example, as of October 1, 2006, the Lifecycle 2045 Portfolio, which is designed for investors planning to retire around the year 2045, has a relatively aggressive target asset allocation of 100% of its assets in Underlying Funds that invest primarily in equity securities. By contrast, the Lifecycle 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a more conservative target asset allocation of approximately 58% of its assets invested in equity Underlying Funds and approximately 42% of its assets invested in fixed income Underlying Funds, as of October 1, 2006.


TARGET ALLOCATION CHART
--------------------------------------------------------------------------------

                                                  Target allocation among Underlying
                                                  Funds as of October 1, 2006
                                                  ------------------------------------
Lifecycle      Retirement year
Portfolio      (assumes retirement age of 65)     Equity funds     Fixed income funds
--------------------------------------------------------------------------------------
2010           2008-2012                          58%              42%
--------------------------------------------------------------------------------------
2015           2013-2017                          70%              30%
--------------------------------------------------------------------------------------
2020           2018-2022                          81%              19%
--------------------------------------------------------------------------------------
2025           2023-2027                          89%              11%
--------------------------------------------------------------------------------------
2030           2028-2032                          95%              5%
--------------------------------------------------------------------------------------
2035           2033-2037                          98%              2%
--------------------------------------------------------------------------------------
2040           2038-2042                          100%             0%
--------------------------------------------------------------------------------------
2045           2043-2047                          100%             0%
--------------------------------------------------------------------------------------
2050           2048-2052                          100%             0%
--------------------------------------------------------------------------------------
Retirement     Post Retirement                    50%              50%
--------------------------------------------------------------------------------------

The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by the Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

Over time, the asset allocation strategy will change according to a predetermined "glide path" shown in the following chart. (The glide path represents the shifting of asset classes over time and does not apply to the Retirement Portfolio.) As the glide path shows, each Portfolio's asset mix becomes more conservative as time elapses. This reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for you after retirement.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by the subadviser to overweight or underweight a particular asset class based on the subadviser's market outlook.

Each Portfolio has a target allocation for the broad asset classes of equities and fixed income. These target allocations are not expected to vary from the prescribed glide path formula (the neutral allocations) by more than plus or minus ten percentage points (except in the case of the Retirement Portfolio). Although the subadviser will not generally vary beyond the ten percentage point target allocation range, the subadviser may at times determine in light of market or economic conditions that this range should be exceeded to protect the Portfolio or to help it achieve its objective. For the Retirement Portfolio, the neutral allocations are 50% fixed income and 50% equity, however the target allocations are expected to change based on the Portfolio's asset allocation strategy. There is no guarantee that the subadviser will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money.

GLIDE PATH CHART
--------------------------------------------------------------------------------


                            [MOUNTAIN CHART OMITTED]

COMBINATION WITH RETIREMENT PORTFOLIO
JHF II's Board of Trustees may, in its discretion, determine to combine the Portfolios with the Retirement Portfolio at any time on or after December 31st of the designated retirement year of a Portfolio (other than the Retirement Portfolio) or when the target allocation of a Portfolio (other than the Retirement Portfolio) matches the target allocation of the Retirement Portfolio. In such event, the Portfolio's shareholders will become shareholders of the Retirement Portfolio. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination. After December 31st of the designated retirement year of each Portfolio, that Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

SUBADVISER
MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each Portfolio consistent with its investment goal and strategies.

Deutsche Investment Management Americas Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

MFC Global Investment Management (U.S.) LLC ("MFC Global (U.S.)") provides sub-subadvisory services to MFC Global (U.S.A.) in its management of the Lifecycle Retirement Portfolio.

--------------------------------------------------------------------------------
Lifecycle 2010 Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy

GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2010 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


6 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."


[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2010 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLAIX
CUSIP                   41015E 64 3
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------
 Annual operating expenses(1)                                                Class I
------------------------------------------------------------------------------------
 Management fee(2)                                                           0.06%
------------------------------------------------------------------------------------
 Other expenses                                                              0.70%
------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                          0.76%
------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)              0.56%
------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                            0.20%
------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                       0.73%
------------------------------------------------------------------------------------
 Net Portfolio operating expenses and estimated Underlying Fund expenses     0.93%
------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------
 Expenses      Year 1     Year 3
--------------------------------
 Class I       $  95      $ 416
--------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio's operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                   PORTFOLIOS  7

--------------------------------------------------------------------------------
Lifecycle 2015 Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2015 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


8 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2015 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLBIX
CUSIP                   41015E 52 8
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------
 Annual operating expenses(1)                                               Class I
-----------------------------------------------------------------------------------
 Management fee(2)                                                          0.06%
-----------------------------------------------------------------------------------
 Other expenses                                                             0.48%
-----------------------------------------------------------------------------------
 Total Portfolio operating expenses                                         0.54%
-----------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)             0.35%
-----------------------------------------------------------------------------------
 Net Portfolio operating expenses                                           0.19%
-----------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                      0.74%
-----------------------------------------------------------------------------------
 Net fund operating expenses and estimated Underlying Fund expenses         0.93%
-----------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

-----------------------------------
 Expenses      Year 1     Year 3
-----------------------------------
 Class I       $   95     $  371
-----------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                   PORTFOLIOS  9

--------------------------------------------------------------------------------
Lifecycle 2020 Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2020 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


10 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2020 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLDIX
CUSIP                   41015E 39 5
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------
 Annual operating expenses(1)                                               Class I
------------------------------------------------------------------------------------
 Management fee(2)                                                          0.06%
------------------------------------------------------------------------------------
 Other expenses                                                             0.43%
------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                         0.49%
------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)             0.31%
------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                           0.18%
------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                      0.74%
------------------------------------------------------------------------------------
 Net fund operating expenses and estimated Underlying Fund expenses         0.92%
------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------
 Expenses      Year 1     Year 3
----------------------------------
 Class I       $   94     $  360
----------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  11

--------------------------------------------------------------------------------
Lifecycle 2025 Portfolio
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2025 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


12 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2025 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLEIX
CUSIP                   41015E 27 0
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------
 Annual operating expenses(1)                                                    Class I
------------------------------------------------------------------------------------------
 Management fee(2)                                                               0.06%
------------------------------------------------------------------------------------------
 Other expenses                                                                  0.50%
------------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                              0.56%
------------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)                  0.37%
------------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                                0.19%
------------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                           0.75%
------------------------------------------------------------------------------------------
 Net Portfolio operating expenses and estimated Underlying Fund expenses         0.94%
------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

-----------------------------------
 Expenses      Year 1     Year 3
-----------------------------------
 Class I       $   96     $  379
-----------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  13

--------------------------------------------------------------------------------
Lifecycle 2030 Portfolio
--------------------------------------------------------------------------------
[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2030 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


14 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2030 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLFIX
CUSIP                   47803M 79 6
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------
 Annual operating expenses(1)                                               Class I
-------------------------------------------------------------------------------------
 Management fee(2)                                                          0.06%
-------------------------------------------------------------------------------------
 Other expenses                                                             0.57%
-------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                         0.63%
-------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)             0.43%
-------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                           0.20%
-------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                      0.76%
-------------------------------------------------------------------------------------
 Net Fund operating expenses and estimated Underlying Fund expenses         0.96%
-------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------
 Expenses      Year 1     Year 3
----------------------------------
 Class I       $   98     $  398
----------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  15

--------------------------------------------------------------------------------
Lifecycle 2035 Portfolio
--------------------------------------------------------------------------------
[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2035 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


16 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2035 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLHIX
CUSIP                   47803M 67 1
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------------
 Annual operating expenses(1)                                                    Class I
-----------------------------------------------------------------------------------------
 Management fee(2)                                                               0.06%
-----------------------------------------------------------------------------------------
 Other expenses                                                                  0.73%
-----------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                              0.79%
-----------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)                  0.59%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                                0.20%
-----------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                           0.77%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses and estimated Underlying Fund expenses         0.97%
-----------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

-----------------------------------
 Expenses      Year 1     Year 3
-----------------------------------
 Class I       $   99     $  435
-----------------------------------

1   Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  17

--------------------------------------------------------------------------------
Lifecycle 2040 Portfolio
--------------------------------------------------------------------------------
[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2040 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


18 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2040 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLIIX
CUSIP                   47803M 55 6
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------------
 Annual operating expenses(1)                                                    Class I
-----------------------------------------------------------------------------------------
 Management fee(2)                                                               0.06%
-----------------------------------------------------------------------------------------
 Other expenses                                                                  0.75%
-----------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                              0.81%
-----------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)                  0.61%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                                0.20%
-----------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                           0.78%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses and estimated Underlying Fund expenses         0.98%
-----------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------
 Expenses      Year 1     Year 3
----------------------------------
 Class I       $   100    $  442
----------------------------------


1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  19

--------------------------------------------------------------------------------
Lifecycle 2045 Portfolio
--------------------------------------------------------------------------------
[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2045 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


20 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2045 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLJIX
CUSIP                   47803M 43 2
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------------
 Annual operating expenses(1)                                                    Class I
-----------------------------------------------------------------------------------------
 Management fee(2)                                                               0.06%
-----------------------------------------------------------------------------------------
 Other expenses                                                                  1.80%
-----------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                              1.86%
-----------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)                  1.66%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                                0.20%
-----------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                           0.78%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses and estimated Underlying Fund expenses         0.98%
-----------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------
 Expenses      Year 1     Year 3
----------------------------------
 Class I       $   100    $  662
----------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  21

--------------------------------------------------------------------------------
Lifecycle 2050 Portfolio
--------------------------------------------------------------------------------
[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks high total return until its target retirement date.

STRATEGY: To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2050 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


22 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] 2050 Target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLKIX
CUSIP                   47803M 31 7
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.


-----------------------------------------------------------------------------------------
 Annual operating expenses(1)                                                    Class I
-----------------------------------------------------------------------------------------
 Management fee(2)                                                               0.06%
-----------------------------------------------------------------------------------------
 Other expenses                                                                  4.33%
-----------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                              4.39%
-----------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)                  4.19%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                                0.20%
-----------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                           0.78%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses and estimated Underlying Fund expenses         0.98%
-----------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

------------------------------------
 Expenses      Year 1      Year 3
------------------------------------
 Class I       $  100      $1,174
------------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  23

--------------------------------------------------------------------------------
Lifecycle Retirement Portfolio
--------------------------------------------------------------------------------
[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks maximum real return, consistent with the preservation of capital and prudent investment management.

STRATEGY: To pursue this goal, the Portfolio may invest in various Funds of the John Hancock funds complex that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds -- Description of Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in Underlying Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve a total rate of return that will support an inflation-adjusted average annual withdrawal rate of 6% of initial investment (before fees) over a long-term time horizon (approximately 30 years) while attempting to maintain a low probability of negative returns in any 12-month time period. The adviser and subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


24 PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolios" and "Information about the Underlying Funds."

[ ] Commodity risk
[ ] Derivative risk
[ ] Fund of funds risk
[ ] Investment company securities risk
[ ] Non-diversification risk
[ ] Short sales risk
[ ] Retirement target allocation risk
[ ] Equity securities risk
[ ] Fixed-income securities risk
    [ ] Credit and counterparty risk
    [ ] Lower rated fixed income securities and high yield securities risk
    [ ] Interest rate risk
[ ] Foreign securities risk
[ ] Hedging and other strategic transactions risk
[ ] Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Ticker                  JLRIX
CUSIP                   47804A 20 5
Newspaper               --
JH fund number          --


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------------
 Annual operating expenses(1)                                                    Class I
-----------------------------------------------------------------------------------------
 Management fee(2)                                                               0.10%
-----------------------------------------------------------------------------------------
 Other expenses                                                                  1.57%
-----------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                              1.67%
-----------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(3)                  1.43%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                                0.24%
-----------------------------------------------------------------------------------------
 Estimated Underlying Fund expenses(4)                                           0.69%
-----------------------------------------------------------------------------------------
 Net Portfolio operating expenses and estimated Underlying Fund expenses         0.93%
-----------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio actual expenses and returns, either past or future.

----------------------------------
 Expenses      Year 1     Year 3
----------------------------------
 Class I       $   95     $  599
----------------------------------

1  Based on estimated expenses for the current fiscal year.

2 The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

3 The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.24% for Class I. These expense reimbursements shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

4 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                  PORTFOLIOS  25

--------------------------------------------------------------------------------
Other permitted investments

The Portfolios may:

[ ] Purchase U.S. government securities and short-term paper.
[ ] Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").
[ ] Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Portfolios, including exchange traded funds.
[ ] Purchase domestic and foreign equity and fixed-income securities.
[ ] Invest in equity securities which may include common and preferred stocks of large-, medium[ ] and small-capitalization companies in both developed (including the U.S.) and emerging markets.
[ ] Invest in fixed-income securities which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.
[ ] Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
    Section 12 of the 1940 Act.
[ ] Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.
[ ] Make short sales of securities (borrow and sell securities not owned by the Portfolios), either to realize appreciation when a security that the Portfolios do not own declines in value or as a hedge against potential declines in the value of a Portfolio security.
[ ] Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Portfolios may use various investment strategies such as hedging and other related transactions. For example, the Portfolios may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Portfolios. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolios also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and other strategic transactions risk" in both the prospectus and the Statement of Additional Information ("SAI").


--------------------------------------------------------------------------------
Temporary defensive investing

The Portfolios may invest up to 100% of their assets in cash or money market instruments for the purpose of:

[ ] meeting redemption requests,
[ ] making other anticipated cash payments, or
[ ] protecting the Portfolios in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.


--------------------------------------------------------------------------------
Management of the Portfolios

Subject to the limitations described above, the Portfolios may at any time invest any percentage of their assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolios. Such adjustments may be made, for example, to increase or decrease a Portfolio's holdings of a particular asset class, to adjust portfolio quality or the duration of fixed-income securities or to increase or reduce the percent of a Portfolio's assets subject to the management of a particular Underlying Fund. In addition, changes may be made to reflect fundamental changes in the investment environment.


26 PORTFOLIOS

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Who can buy shares
Class I shares are offered without any sales charge to certain types of investors, as noted below:

[ ] Retirement and other benefit plans and their participants
[ ] Rollover assets for participants whose plans are invested in the portfolio
[ ] Endowment funds and foundations
[ ] Any state, county or city, or its instrumentality, department, authority or agency
[ ] Accounts registered to insurance companies, trust companies and bank trust departments
[ ] Investment companies not affiliated with the Adviser
[ ] Investors who participate in fee-based, wrap and other investment platform programs
[ ] Any entity that is considered a corporation for tax purposes
[ ] Portfolio trustees and other individuals who are affiliated with this Portfolio or other John Hancock funds


--------------------------------------------------------------------------------
Opening an account

1.  Read this prospectus carefully.
2.  Determine if you are eligible, by referring to "Who Can Buy Shares".
3. Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.
4. All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. ("Signature Services"), the Fund's transfer agent, at 1-888-972-8696.
5.  Make your initial investment using the table "Buying Shares."

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT
Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and other information that will allow Signature Services to identify you. You may also be asked to provide information that may help to establish your identity.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the accounts such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Additional payments to financial intermediaries
Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolios in two principal ways:

[ ] directly, by the payment of sales commissions, if any; and
[ ] indirectly, as a result of the Portfolios paying Rule 12b-1 fees.

Certain firms may request, and John Hancock Funds, LLC (the "Distributor") may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Portfolios' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Portfolios.

The SAI discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Portfolios, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

Other classes of shares of the Portfolios, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Portfolio shares.


                                                                 YOUR ACCOUNT 27

--------------------------------------------------------------------------------
Buying shares

          Opening an account                                             Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] [ ] Make out a check for the investment amount,                [ ] Make out a check for the investment amount,
              payable to "John Hancock Signature Services,                   payable to "John Hancock Signature Services,
              Inc."                                                          Inc."

          [ ] Deliver the check and your completed                       [ ] If your account statement has a detachable
              application to your financial representative                   investment slip, please complete it in its
              or mail them to Signature Services (address                    entirety. If no slip is available, include a
              below).                                                        note specifying the Portfolio name(s), your
                                                                             share class, your account number and the
                                                                             name(s) in which the account is registered.

                                                                         [ ] Deliver the check and your investment slip or
                                                                             note to your financial representative or mail
                                                                             them to Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] [ ] Call your financial representative or                      [ ] Call your financial representative or
              Signature Services to request an exchange.                     Signature Services to request an exchange.

          [ ] You may only exchange for shares of other                  [ ] You may only exchange for shares of other
              institutional funds, Class I shares or Money                   institutional funds, Class I shares or Money
              Market Fund Class A shares.                                    Market Fund Class A shares.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] [ ] Deliver your completed application to your                 [ ] Obtain wiring instructions by calling
              financial representative or mail it to                         Signature Services at 1-888-972-8696.
              Signature Services.
                                                                         [ ] Instruct your bank to wire the amount of your
          [ ] Obtain your account number by calling your                     investment. Specify the Portfolio name(s),
              financial representative or Signature                          your share class, your account number and the
              Services.                                                      name(s) in which the account is registered.
                                                                             Your bank may charge a fee to wire funds.
          [ ] Obtain wiring instructions by calling
              Signature Services at 1-888-972-8696.

          [ ] Instruct your bank to wire the amount of your investment. Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered.
              Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] See "By exchange" and "By wire."                               [ ] Verify that your bank or credit union is a
                                                                             member of the ACH system.

                                                                         [ ] Complete the "To Purchase, Exchange or Redeem
                                                                             Shares via Telephone" and "Bank Information"
                                                                             sections on your account application.

                                                                         [ ] Call Signature Services between 8:30 A.M. and
                                                                             5:00 P.M. Eastern Time on most business days
                                                                             to verify that these features are in place on
                                                                             your account.

                                                                         [ ] Call your financial representative or
                                                                             Signature Services with the fund name(s), your
                                                                             share class, your account number, the name(s)
                                                                             in which the account is registered and the
                                                                             amount of your investment.

---------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
---------------------------------------------------


28 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares

                                                                         To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] [ ] Sales of any amount.                                       [ ] Write a letter of instruction indicating the
                                                                             fund name, your account number, your share
                                                                             class, the name(s) in which the account is
                                                                             registered and the dollar value or number of
                                                                             shares you wish to sell.

                                                                         [ ] Include all signatures and any additional
                                                                             documents that may be required (see next
                                                                             page).

                                                                         [ ] Mail the materials to Signature Services.

                                                                         [ ] A check or wire will be sent according to your
                                                                             letter of instruction.

                                                                         [ ] Certain requests will require a Medallion
                                                                             signature guarantee. Please refer to "Selling
                                                                             shares in writing."

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] Amounts up to $100,000:                                        [ ] Redemption proceeds of up to $100,000 may be
                                                                             sent by wire or check. A check will be mailed
          [ ] Most accounts.                                                 to the exact name(s) and address on the
                                                                             account.
          Amounts up to $5 million:
                                                                         [ ] To place your request with a representative at
          [ ] Available to the following types of accounts:                  John Hancock funds, call Signature Services
              custodial accounts held by banks, trust                        between 8:30 A.M. and 5:00 P.M. Eastern Time
              companies or broker-dealers; endowments and                    on most business days or your financial
              foundations; corporate accounts; group                         representative.
              retirement plans; and pension accounts
              (excluding IRAs, 403(b) plans and all John                 [ ] Redemption proceeds exceeding $100,000 must be
              Hancock custodial retirement accounts).                        wired to your designated bank account.

                                                                         [ ] Redemption proceeds exceeding $100,000 and
                                                                             sent by check will require a letter of
                                                                             instruction with a Medallion signature
                                                                             guarantee. Please refer to "Selling shares in
                                                                             writing."

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer ("EFT")
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] [ ] Requests by letter to sell any amount.                     [ ] To verify that the telephone redemption
                                                                             privilege is in place on an account, or to
          [ ] Qualified requests by phone to sell up to $5                   request the forms to add it to an existing
              million (accounts with telephone redemption                    account, call Signature Services.
              privileges).
                                                                         [ ] Amounts of $5 million or more will be wired on
                                                                             the next business day.

                                                                         [ ] Amounts up to $100,000 may be sent by EFT,
                                                                             wire or by check. Funds from EFT transactions
                                                                             are generally available by the second business
                                                                             day. Your bank may charge a fee for this
                                                                             service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] [ ] Sales of any amount.                                       [ ] Obtain a current prospectus for the fund into
                                                                             which you are exchanging by calling your
                                                                             financial representative or Signature
                                                                             Services.

                                                                         [ ] You may only exchange for shares of other
                                                                             Institutional funds, Class I shares or Money
                                                                             Market Class A shares.

                                                                         [ ] Call your financial representative or
                                                                             Signature Services to request an exchange.


                                                                 YOUR ACCOUNT 29

Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

[ ] your address of record has changed within the past 30 days;
[ ] you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);
[ ] you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or
[ ] you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                         Requirements for written requests
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial   [ ]  Letter of instruction.
accounts for minors).                                          [ ]  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.
                                                               [ ]  Medallion signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
 Owners of corporate, sole proprietorship, general partner     [ ]  Letter of instruction.
or association accounts.                                       [ ]  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/
                                                                    organization certification form.
                                                               [ ]  On the letter and the resolution, the signature of the person(s)
                                                                    authorized to sign for the account.
                                                               [ ]  Medallion signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                          [ ]  Letter of instruction.
                                                               [ ]  On the letter, the signature(s) of the trustee(s).
                                                               [ ]  Copy of the trust document certified within the past 12 months or a John Hancock funds trust certification form.
                                                               [ ]  Medallion signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with    [ ]  Letter of instruction signed by surviving tenant.
a deceased co-tenant(s).                                       [ ]  Copy of death certificate.
                                                               [ ]  Medallion signature guarantee, if applicable (see above).
                                                               [ ]  Inheritance tax waiver (if applicable).
------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                              [ ]  Letter of instruction signed by executor.
                                                               [ ]  Copy of order appointing executor, certified within the past
                                                                    12 months.
                                                               [ ]  Medallion signature guarantee, if applicable (see above).
                                                               [ ]  Inheritance tax waiver (if applicable).
------------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers      [ ]  Call 1-888-972-8696 for instructions.
or account types not listed above.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
-------------------------------------------------------------


30 YOUR ACCOUNT

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds in which it invests. The prospectus for the Underlying Funds explain the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.

Buy and sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests
Each Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Portfolio has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges
You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Class A shares. The registrations for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares.

A Portfolio may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading
The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt portfolio investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in a Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAVs at the conclusion of the delay period. Each Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
Each Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Portfolios believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to each Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolios to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Portfolio considers information available to it at the time and reserves the right to consider trading


                                                                 YOUR ACCOUNT 31
activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of a Portfolios and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolios will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of a Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolios.

Excessive trading risk
To the extent a Portfolio or its agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a portfolio's operating costs and decrease a Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

[ ] A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
[ ] A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
[ ] A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account Information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares
The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


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Dividends and account policies

Account statements
In general, you will receive account statements as follows:

[ ] after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance [ ] after any changes of name or address of the registered owner(s)
[ ] in all other circumstances, at least quarterly

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends
Each of the Portfolios, other than the Lifecycle Retirement Portfolio, generally declare and pay income dividends annually. The Lifecycle Retirement Portfolio declares and pays income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five


32 YOUR ACCOUNT
or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge ("CDSC") will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


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Additional investor services

Disclosure of Portfolio holdings
Each Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of each Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. Each Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.


                                                                 YOUR ACCOUNT 33

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Risks of investing in the Portfolios
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Commodity risk
Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Derivatives risk
The Portfolios use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Fund of funds risk
The Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed-income securities.

Investment company securities risk
The Portfolios bear their own expenses and indirectly bear their proportionate share of expenses of the Underlying Funds in which they invest.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolios are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolios are non-diversified, the risks associated with non-diversification are lower for the Portfolios because they allocate their assets among multiple Underlying Funds.

Short sales risk
Short sales involve costs and risk. The Portfolios must pay the lender interest on the securities they borrow, and the Portfolios will lose money if the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed securities.

Target Allocation Risks
The "Target Allocation Chart" illustrates the Portfolios' target allocations between equity and fixed income securities. The initial target allocation for the Portfolios are: Lifecycle 2010 Portfolio is 58% equity securities and 42% fixed income securities; Lifecycle 2015 Portfolio is 70% equity securities and 30% fixed income securities; Lifecycle 2020 Portfolio is 81% equity securities and 19% fixed income securities; Lifecycle 2025 Portfolio is 89% equity securities and 11% fixed income securities; Lifecycle 2030 Portfolio is 95% equity securities and 5% fixed income securities; Lifecycle 2035 Portfolio is 98% equity securities and 2% fixed income securities; Lifecycle 2040 Portfolio is 100% equity securities and 0% fixed income securities; Lifecycle 2045 Portfolio is 100% equity securities and 0% fixed income securities; and Lifecycle 2050 Portfolio is 100% equity securities and 0% fixed income securities. When a Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity securities risk". Over time, as a Portfolio gets closer to its target date a Portfolio's asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed income and short-term fixed-income securities are explained under "Interest rate risk", "Credit and counterparty risk" and "Lower rated fixed income securities." A Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

Retirement target allocation risk The initial target allocation for the Lifecycle Retirement Portfolio is 50% equity securities and 50% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity securities risk." The risks associated with fixed-income and short-term fixed income securities are explained under "Interest rate risk", "Credit and counterparty risk" and "Lower rated fixed-income securities."


34 RISKS OF INVESTING IN THE PORTFOLIOS

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Information about the Underlying Funds
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Risks of investing in Underlying Funds

By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed-income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.

Fixed-income securities risk
Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 35
rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk
Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

[ ] Risk to principal and income Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
[ ] Price volatility The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
[ ] Liquidity The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
[ ] Dependence on subadviser's own credit analysis While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social,


36 INFORMATION ABOUT THE UNDERLYING FUNDS economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the Statement of Additional Information.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the Statement


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 37
of Additional Information. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."


38 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Description of Funds
The Portfolios may invest in any of the Funds. The following tables set forth, separately for the fixed income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

------------------------------------------------------------------------------------------------------------------------------------
Fixed-Income Funds -- John Hancock Funds II
------------------------------------------------------------------------------------------------------------------------------------

                                          Estimated
Fund and subadviser(s)                    expense ratio    Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                          0.70%            Seeks income and capital appreciation by investing at least
Declaration Management & Research LLC                      80% of its assets in a diversified mix of debt securities
and MFC Global Investment Management                       and instruments.
(U.S.), LLC
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                            0.82%            Seeks total return consisting of income and capital
Wells Capital Management, Incorporated                     appreciation by normally investing in a broad range of
                                                           investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal
                                                           circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                          0.79%            Seeks to realize maximum total return, consistent with
Pacific Investment Management                              preservation of capital and prudent investment management by
Company LLC                                                investing primarily in fixed-income securities denominated in major foreign currencies, baskets of foreign currencies
                                                           (such as the ECU) and the U.S. dollar.
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                          0.74%            Seeks high current income by normally investing at least 80%
MFC Global Investment Management                           of its assets in U.S. and foreign fixed-income securities
(U.S.), LLC                                                rated BB/Ba or lower and their unrated equivalents.

------------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                           0.71%            Seeks to realize an above-average total return over a market
Western Asset Management Company                           cycle of three to five years, consistent with reasonable
                                                           risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund              0.79%            Seeks a high level of current income consistent with the
Wellington Management Company, LLP                         maintenance of principal and liquidity by investing in a
                                                           diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Fund may also invest up to
                                                           20% of its assets in non-investment grade fixed income
                                                           securities.
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                     0.75%            Seeks maximum return, consistent with preservation of
Pacific Investment Management                              capital and prudent investment management, by normally
Company LLC                                                investing at least 80% of its net assets in
                                                           inflation-indexed bonds of varying maturities issued by the
                                                           U.S. and non-U.S. governments and by corporations.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                      0.69%            Seeks income and capital appreciation by investing at least
Declaration Management & Research LLC                      80% of its assets in a diversified mix of debt securities
                                                           and instruments.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 39

------------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                      0.94%            Seeks a high level of current income with moderate share
T. Rowe Price Associates, Inc.                             price fluctuation. The Fund diversifies its assets widely
                                                           among market segments and seeks to maintain broad exposure to domestic and international fixed income markets in an
                                                           attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The Fund normally invests in investment grade
                                                           corporate, and foreign and emerging market fixed income
                                                           securities, income-oriented stocks (up to 40% of its
                                                           assets), short-term securities, asset-backed and mortgage
                                                           related securities and U.S. Government securities. The Fund may invest up to 40% of its assets in high yield
                                                           fixed-income securities (commonly known as "junk bonds").
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                       0.77%            Seeks a high level of total return consistent with
Western Asset Management Company                           preservation of capital by giving its subadviser broad
                                                           discretion to deploy the Fund's assets among certain
                                                           segments of the fixed income market in the manner the
                                                           subadviser believes will best contribute to achieving the
                                                           Fund's investment goal.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                     0.80%            Seeks a high level of current income by normally investing
MFC Global Investment Management                           primarily in: foreign government and corporate debt
(U.S.), LLC                                                securities from developed and emerging markets; U.S.
                                                           Government and agency securities; and U.S. high yield bonds.
------------------------------------------------------------------------------------------------------------------------------------
Total Bond Market Fund                    0.57%            Seeks to track the performance of the Lehman Brothers
Declaration Management & Research LLC                      Aggregate Index (which represents the U.S. investment grade bond market). The Fund normally invests at least 80% of its assets in securities listed in this Index. The Fund is an
                                                           intermediate-term bond fund of high and medium credit
                                                           quality.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                         0.77%            Seeks to realize maximum total return, consistent with
Pacific Investment Management                              preservation of capital and prudent investment management,
Company LLC                                                by normally investing at least 65% of its assets in a
                                                           diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally
                                                           vary within a three- to six-year time frame based on the
                                                           subadviser's forecast for interest rates.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund           0.72%            Seeks a high level of current income, consistent with
Western Asset Management Company                           preservation of capital and maintenance of liquidity, by
                                                           investing in debt obligations and mortgage-backed
                                                           securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                                           securities.
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                 0.82%            Seeks total return with a high level of current income by
Wells Capital Management, Incorporated                     normally investing primarily in below investment-grade debt securities (commonly known as "junk bonds" or high yield
                                                           securities). The Fund also invests in corporate debt
                                                           securities and may buy preferred and other convertible
                                                           securities and bank loans.

------------------------------------------------------------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds II
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                            0.50%            Seeks to approximate the aggregate total return of a broad
MFC Global Investment Management                           U.S. domestic equity market index by attempting to track the
(U.S.A.) Limited                                           performance of the S&P 500 Composite Stock Price Index.*
------------------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                         0.82%            Seeks long-term growth of capital by investing primarily in
Deutsche Investment Management                             common stocks and other equity securities within all asset
Americas Inc.                                              classes (small-, mid- and large-cap), primarily those within the Russell 3000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                       0.94%            Seeks long-term capital appreciation by normally investing
AIM Capital Management, Inc.                               its assets principally in common stocks of companies that
                                                           are likely to benefit from new or innovative products,
                                                           services or processes, as well as those that have
                                                           experienced above average, long-term growth in earnings and have excellent prospects for future growth.


40 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                        0.89%            Seeks capital appreciation by investing in equity securities
Lord, Abbett & Co. LLC                                     of U.S. and multinational companies in all capitalization
                                                           ranges that the subadviser believes are undervalued.
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                     0.85%            Seeks to achieve long-term growth of capital (current income
T. Rowe Price Associates, Inc.                             is a secondary objective) by normally investing at least 80%
                                                           of its total assets in the common stocks of large- and
                                                           medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                 0.79%            Seeks long-term capital growth by investing at least 65% of
Jennison Associates LLC                                    its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects.
                                                           These companies are generally medium- to-large
                                                           capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                        0.90%            Seeks long-term growth of capital by normally investing at
Pzena Investment Management, LLC                           least 80% of its net assets in domestic equity securities.
                                                           The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                          0.83%            Seeks long-term capital growth by normally investing
Legg Mason Capital Management, Inc.                        primarily in equity securities that, in the subadviser's
                                                           opinion, offer the potential for capital growth. The
                                                           subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.
------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                       1.05%            Seeks long-term growth of capital by investing in stocks and
Deutsche Investment Management                             other equity securities of medium-sized U.S. companies with
Americas Inc.                                              strong growth potential.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                      0.93%            Seeks superior long-term rates of return through capital
MFC Global Investment Management                           appreciation by normally investing primarily in high quality
(U.S.), LLC                                                securities and convertible instruments of small-cap U.S.
                                                           companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund               1.03%            Seeks long-term capital appreciation by investing, under
RCM Capital Management LLC                                 normal market conditions, at least 80% of its net assets
                                                           (plus borrowings for investment purposes) in equity
                                                           securities of U.S. companies with smaller capitalizations
                                                           (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*
------------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                        0.85%            Seeks to provide substantial dividend income and also
T. Rowe Price Associates, Inc.                             long-term capital appreciation by investing primarily in
                                                           dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                                           dividends and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                   0.92%            Seeks growth of capital by normally investing at least 80%
Davis Selected Advisers, L.P.                              of its net assets (plus any borrowings for investment
                                                           purposes) in companies principally engaged in financial
                                                           services. A company is "principally engaged" in financial
                                                           services if it owns financial services-related assets
                                                           constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its
                                                           provision of financial services.
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                    0.81%            Seeks growth of capital by normally investing primarily in
Davis Selected Advisers, L.P.                              common stocks of U.S. companies with market capitalizations of at least $10 billion. The Fund may also invest in U.S.
                                                           companies with smaller capitalizations.
------------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                    1.00%            Seeks total return, consisting of long-term capital
UBS Global Asset Management                                appreciation and current income, by investing in equity and
(Americas) Inc.                                            fixed income securities of issuers located within and
                                                           outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                               1.00%            Seeks long-term capital appreciation by normally investing
Templeton Global Advisors Limited                          at least 80% of its net assets (plus any borrowings for
                                                           investment purposes) in equity securities of companies
                                                           located anywhere in the world, including emerging markets.


INFORMATION ABOUT THE UNDERLYING FUNDS 41

------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                      0.77%            Seeks to achieve a high total return by outperforming its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger
                                                           capitalized U.S. companies to gain broad exposure to the
                                                           U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                               0.90%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with
                                                           size and growth characteristics similar to those of
                                                           companies with stocks in the Index.*
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                 0.90%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are
                                                           included in the Russell 2500 Index, or in companies with
                                                           total market capitalizations similar such companies ("small-
                                                           and mid-cap companies"). The Fund normally invests at least
                                                           80% of its assets in investments in small- and mid-cap
                                                           companies.*
------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                   1.06%            Seeks to achieve a combination of long-term capital
Deutsche Investment Management                             appreciation and current income by investing at least 80% of
Americas Inc.                                              net assets in equity securities of real estate investment
                                                           trusts ("REIT") and real estate companies including foreign
                                                           REITs and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                      1.15%            Seeks long-term capital appreciation by normally investing
T. Rowe Price Associates, Inc.                             at least 80% of its net assets (plus any borrowings for
                                                           investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or
                                                           the life sciences (collectively, "health sciences").
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund           0.58%            Under normal market conditions, the Fund invests at least
SSgA Funds Management, Inc.                                80% of its assets in securities listed in the Morgan Stanley
                                                           Capital International All Country World Excluding U.S. Index
                                                           (the "MSCI ACW ex-US Index"). As of August 31, 2006, the
                                                           market capitalizations of companies included in the MSCI ACW ex-US Index ranged from $26.3 million to $277.0 billion.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                 1.10%            Seeks long term capital appreciation by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                     outperform its benchmark, the S&P Citigroup Primary Market
                                                           Index ("PMI") Europe, Pacific, Asia Composite ("EPAC")
                                                           Growth Style Index. The Fund typically invests in a
                                                           diversified portfolio of equity investments from developed markets throughout the world.
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund          1.00%            Seeks long-term growth of capital by normally investing at
Marsico Capital Management, LLC                            least 65% of its assets in common stocks of foreign
                                                           companies selected for their long-term growth potential. The
                                                           Fund may invest in companies of any size throughout the
                                                           world and normally invests in issuers from at least three
                                                           different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund              1.13%            Seeks long-term capital appreciation by investing primarily
Templeton Investment Counsel, LLC                          in the common stock of smaller companies outside the U.S.
                                                           and normally invests at least 80% of its net assets (plus
                                                           any borrowing for investment purposes) in securities issued by foreign companies which have total stock market
                                                           capitalizations or annual revenues of $4 billion or less
                                                           ("small-company securities").
------------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund          1.14%            Seeks long-term capital appreciation by primarily investing
Dimensional Fund Advisors Inc.                             its assets in equity securities of non-U.S. small companies of developed and emerging markets under normal market
                                                           conditions.
------------------------------------------------------------------------------------------------------------------------------------
International Value Fund                  0.96%            Seeks long-term growth of capital by normally investing
Templeton Investment Counsel, Inc.                         primarily in equity securities of companies located outside the U.S., including emerging markets.


42 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                      0.88%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with
                                                           size and growth characteristics similar to those of
                                                           companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                            0.82%            Seeks to maximize total return, consisting of capital
UBS Global Asset Management                                appreciation and current income, by normally investing at
(Americas) Inc.                                            least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large-
                                                           capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                      0.88%            Seeks long-term growth of capital by normally investing,
BlackRock Investment Management, LLC                       primarily in a diversified portfolio of equity securities of large-cap companies located in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                              0.79%            Seeks income and long-term capital appreciation by investing
Grantham, Mayo, Van Otterloo & Co. LLC                     primarily in a diversified mix of common stocks of large-
and Declaration Management &                               and mid-sized U.S. companies; and bonds with an overall
Research LLC                                               intermediate term average maturity. The Fund employs a
                                                           multi- manager approach with two subadvisers, each of which employs its own investment approach and independently
                                                           manages its portion of the Fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                        0.56%            Seeks to approximate the aggregate total return of a mid-cap
MFC Global Investment Management                           U.S. domestic equity market index by attempting to track the
(U.S.A.) Limited                                           performance of the S&P Mid Cap 400 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                        0.91%            Seeks long-term growth of capital by normally investing at
Wellington Management Company, LLP                         least 80% of its net assets (plus any borrowings for
                                                           investment purposes) in equity securities of medium- sized companies with significant capital appreciation potential.
                                                           The Fund tends to invest in companies having market
                                                           capitalizations similar to those of companies included in
                                                           the Russell Midcap Index.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                 0.97%            Seeks to provide long-term growth of capital by investing at
RiverSource Investments, LLC                               least 80% of its net assets in equity securities of
                                                           medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                        0.92%            Seeks capital appreciation by normally investing at least
Lord, Abbett & Co. LLC                                     80% of its net assets (plus any borrowings for investment
                                                           purposes) in mid-sized companies, with market
                                                           capitalizations at the time of purchase within the market
                                                           capitalization range of companies in the Russell Midcap
                                                           Index.*
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                    1.07%            Seeks long-term total return by normally investing primarily
Wellington Management Company, LLP                         in equity and equity- related securities of natural
                                                           resource-related companies worldwide.
------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                          1.00%            Seeks long-term growth of capital by investing in a
MFC Global Investment Management                           diversified portfolio comprised primarily of common stocks
(U.S.A.) Limited                                           and equity-related securities of corporations domiciled in countries in the Pacific Rim region.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                 1.39%            Seeks long-term growth of capital by normally investing
MFC Global Investment Management                           primarily in equity securities of U.S companies. The Fund
(U.S.A.) Limited                                           will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                 0.80%            Seeks long-term growth of capital by normally investing at
MFC Global Investment Management                           least 80% of its total assets (plus any borrowings for
(U.S.A.) Limited                                           investment purposes) in U.S. mid-cap stocks, convertible
                                                           preferred stocks, convertible bonds and warrants.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                   0.74%            Seeks long-term capital appreciation by investing primarily
MFC Global Investment Management                           in large-cap U.S. securities with the potential for
(U.S.A.) Limited                                           long-term growth of capital.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 43

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                   0.89%            Seeks to provide long-term growth through a combination of
T. Rowe Price Associates, Inc.                             capital appreciation and current income by investing at
                                                           least 80% of its net assets in the equity securities of real estate companies, including REITs, real estate operating
                                                           companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real
                                                           estate activities.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund               0.77%            Seeks to achieve a combination of long-term capital
Deutsche Investment Management                             appreciation and current income by normally investing at
Americas Inc.                                              least 80% of its net assets (plus any borrowings for
                                                           investment purposes) in equity securities of real estate
                                                           investment trusts ("REITs") and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                 1.15%            The Fund invests, under normal market conditions, at least
T. Rowe Price Associates, Inc. and RCM                     80% of its net assets (plus any borrowing for investment
Capital Management LLC                                     purposes) in the common stocks of companies expected to
                                                           benefit from the development, advancement and/or use of
                                                           science and technology. For purposes of satisfying this
                                                           requirement, common stocks may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                            0.91%            Seeks maximum capital appreciation consistent with
Independence Investments LLC                               reasonable risk to principal by normally investing at least
                                                           80% of its net assets in equity securities of companies
                                                           whose market capitalizations do not exceed the greater of
                                                           (a) $2 billion, (b) the market capitalization of the
                                                           companies in the Russell 2000 Index and (c) the market
                                                           capitalization of the companies in the S&P Small Cap 600 Index.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                     1.17%            Seeks long-term capital appreciation by normally investing
Wellington Management Company, LLP                         primarily in small-cap companies believed to offer above
                                                           average potential for growth in revenues and earnings.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                      0.56%            Seeks to approximate the aggregate total return of a
MFC Global Investment Management                           small-cap U.S. domestic equity market index by attempting to
(U.S.A.) Limited                                           track the performance of the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund              1.05%            Seeks long-term capital appreciation by normally investing
Munder Capital Management                                  at least 80% of its assets in equity securities of companies with market capitalizations within the range of the
                                                           companies in the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                      1.17%            Seeks long-term capital appreciation by normally investing
Wellington Management Company, LLP                         at least 80% of its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                        1.29%            Seeks long-term capital growth by normally investing
American Century Investment                                primarily in equity securities of smaller-capitalization
Management, Inc.                                           U.S. companies. The subadviser uses quantitative, computer-
                                                           driven models to construct the Fund's portfolio of stocks.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                 1.16%            Seeks long-term growth of capital by normally investing at
AIM Capital Management, Inc.                               least 80% of its assets in securities of
                                                           small-capitalization companies. The subadviser seeks to
                                                           identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                  1.07%            Seeks long-term growth of capital by investing primarily in
T. Rowe Price Associates, Inc.                             small companies whose common stocks are believed to be
                                                           undervalued. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes)
                                                           in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the
                                                           Russell 2000 Index at the time of purchase.*
------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                        1.04%            Seeks long-term capital growth by normally investing at
ClearBridge Advisors, LLC                                  least 80% of its net assets in common stocks and other
                                                           equity securities of companies whose market capitalizations at the time of investment do not exceed (a) $3 billion or
                                                           (b) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater.


44 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund             0.59%            Seeks to approximate the aggregate total return of a broad
MFC Global Investment Management                           U.S. domestic equity market index by attempting to track the
(U.S.A.) Limited                                           performance of the Wilshire 5000 Equity Index.*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund           0.74%            Seeks long-term growth of capital by normally investing
Sustainable Growth Advisers, L.P.                          primarily in common stocks of "U.S. Global Leaders"
                                                           companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term
                                                           growth.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                    0.82%            Seeks long-term capital appreciation. The Fund normally
Grantham, Mayo, Van Otterloo & Co. LLC                     invests in securities in the Wilshire 5000 Index, an
                                                           independently maintained index which measures the
                                                           performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The
                                                           Fund normally invests at least 80% of its assets in
                                                           investments tied economically to the U.S.*
------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                            0.95%            Seeks capital growth and current income (income above that
Massachusetts Financial Services Company                   available from a portfolio invested entirely in equity
                                                           securities) by normally investing at least 80% of its net
                                                           assets (plus any borrowings for investment purposes) in
                                                           equity and debt securities of domestic and foreign companies in the utilities industry.
------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                0.92%            Seeks long-term capital appreciation by investing primarily
UST Advisers, Inc.                                         (at least 65% of its assets) in common stocks of U.S. and
                                                           foreign companies whose share price in the opinion of the
                                                           subadviser, do not reflect the economic value of the
                                                           company's assets, but where the subadviser believes
                                                           restructuring efforts or industry consolidation will serve to highlight the true value of the company. In choosing
                                                           investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations,
                                                           outsourcing, spin-offs or reorganizations, will offer
                                                           significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                0.98%            Seeks to realize an above-average total return over a market
Morgan Stanley Investment Management                       cycle of three to five years, consistent with reasonable
Inc. d/b/a Van Kampen                                      risk, by investing primarily in equity securities of
                                                           companies with capitalizations similar to the market
                                                           capitalizations of companies in the Russell Midcap Value Index.*
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                  0.90%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are
                                                           included in the Russell 2500 Index, or in companies with
                                                           total market capitalizations similar such companies
                                                           ("small-cap companies"). The Fund normally invests at least
                                                           80% of its assets in securities of small-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                                1.02%            Seeks long-term capital growth by normally investing in
American Century Investment                                common stocks of U.S. and foreign companies that are
Management, Inc.                                           medium-sized and smaller at the time of purchase. The Fund also may invest in domestic and foreign preferred stocks,
                                                           convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds
                                                           and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will
                                                           increase in value over time, using a proprietary investment strategy.

------------------------------------------------------------------------------------------------------------------------------------
 Equity Funds -- John Hancock Funds III
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                         0.90%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with
                                                           size and value characteristics similar to those of companies with stocks in the Index.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 45

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                               1.17%            Seeks to achieve high total return by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                     its benchmark, the S&P/Citigroup Primary Market Index
                                                           ("PMI") World Growth Index. The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                               1.28%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with
                                                           size and growth characteristics similar to those of
                                                           companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                 1.56%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are
                                                           included in the Russell 2500 Index, or in companies with
                                                           total market capitalizations similar such companies
                                                           ("small-cap companies"). The Fund normally invests at least
                                                           80% of its assets in investments in small-cap companies.
------------------------------------------------------------------------------------------------------------------------------------
International Core Fund                   1.35%            Seeks to achieve high total return by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                     its benchmark, the MSCI EAFE Index. The Fund normally
                                                           invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from
                                                           developed markets outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                 1.68%            Seeks to achieve high total return by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                     its benchmark, the S&P/Citigroup Primary Market Index
                                                           ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth
                                                           Style Index.* The Fund typically invests in a diversified
                                                           mix of equity investments from developed markets outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                      1.34%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with
                                                           size and growth characteristics similar to those of
                                                           companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                            1.34%            Seeks to achieve a high total return by outperforming its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger
                                                           capitalized U.S. companies to gain broad exposure to the
                                                           U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                  0.85%            Seeks to achieve a high total return by outperforming its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger
                                                           capitalized U.S. companies to gain broad exposure to the
                                                           U.S. equity market. The Fund typically holds between 40 and
                                                           80 stocks.
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                  1.38%            Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are
                                                           included in the Russell 2500 Index, or in companies with
                                                           total market capitalizations similar such companies
                                                           ("small-cap companies"). The Fund normally invests at least
                                                           80% of its assets in securities of small-cap companies.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500
  Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.


46 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Portfolio details
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Business structure
The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees
JHF II pays the Adviser a management fee for each Portfolio. The management fee has two components: (a) a fee on assets invested in affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in affiliated funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Portfolio.


--------------------------------------------------------------------------------
Fee table for affiliated fund assets
--------------------------------------------------------------------------------

                                                                   Excess over
                                            First $7.5 billion     $7.5 billion
--------------------------------------------------------------------------------
 Aggregate Net Assets of
 Lifecycle Portfolios                       0.060%                 0.050%
--------------------------------------------------------------------------------

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Other Assets of each Portfolio.

--------------------------------------------------------------------------------
Fee table for other assets
--------------------------------------------------------------------------------

                                                                    Excess over
                                             First $7.5 billion     $7.5 billion
--------------------------------------------------------------------------------
 Aggregate Net Assets of
 Lifecycle Portfolios                        0.510%                 0.500%
--------------------------------------------------------------------------------

                                           ------------
                                           Shareholders
                                           ------------

                          ---------------------------------------------
                                   Financial services firms and
                                      their representatives

  Distribution and            Advise current and prospective share-
shareholder services      holders on their Portfolio investments, often
                           in the context of an overall financial plan.
                          ---------------------------------------------

---------------------------------------------   -------------------------------------------------
            Principal distributor                                 Transfer agent

           John Hancock Funds, LLC                    John Hancock Signature Services, Inc.

Markets the Portfolios and distributes shares    Handles shareholder services, including record-
 through selling brokers, financial planners    keeping and statements, distribution of dividends
     and other financial representatives.            and processing of buy and sell requests.
---------------------------------------------   -------------------------------------------------

--------------------------------  ------------------------------------   -----------------------------------------
           Subadviser                      Investment adviser                            Custodian

MFC Global Investment Management        John Hancock Investment              State Street Bank & Trust Company
        (U.S.A.) Limited                Management Services, LLC                   2 Avenue de Lafayette               Asset
     200 Bloor Street East                601 Congress Street                         Boston, MA 02111               management
Toronto, Ontario, Canada M4W 1ES         Boston, MA 02210-2805
                                                                         Holds the Portfolios' assets, settles all
 Provides portfolio management    Manages the Portfolios' business and     portfolio trades and collects most of
       to the Portfolios.                investment activites.                the valuation data required for
--------------------------------  ------------------------------------       calculating each Portfolio's NAV.
                                                                         -----------------------------------------

------------------------------------
       Subadviser consultant

        Deutsche Investment
      Management Americas Inc.
          345 Park Avenue
      New York, New York 10154                        ----------------------------------
                                                                   Trustees
Provides asset allocation consulting
    services to the subadviser.                       Oversee the Portfolios' activites.
------------------------------------                  ----------------------------------


                                                            PORTFOLIO DETAILS 47

--------------------------------------------------------------------------------
Business structure

Subadviser
MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

MFC Global (U.S.), an affiliate of MFC Global (U.S.A.), has a sub-subadvisory agreement with MFC Global (U.S.A.). MFC Global (U.S.) assists in providing portfolio management to MFC Global (U.S.A.) in the management of the Lifecycle Retirement Portfolio.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM and MFC Global (U.S.) are compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Fund and Portfolio or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the JHF II is able from time to time to change Portfolio and Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio managers
Steve Orlich (since inception) is the portfolio manager for the Portfolios, and Mark Schmeer (since inception) and Barry Evans (since inception) are the co-portfolio managers for the Lifecycle Retirement Portfolio. Mr. Orlich joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. Mr. Schmeer joined MFC Global (U.S.A.) in 1995 and is Senior Vice President and Managing Director, North American Equities for MFC Global (U.S.A.) as well as Chief Investment Officer of MFC Global (U.S.) Mr. Evans joined John Hancock Advisers, an affiliate of MFC Global (U.S.) in 1986 and is President and Chief Operating Officer of MFC Global (U.S.) with responsibility for all U.S. and international fixed income strategies managed by the firm.

Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Portfolios and their ownership of Portfolio shares, if any.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of JHF II is available in JHF II's annual report to shareholders for the period ended August 31, 2006.

Financial highlights
Financial highlights are not yet available for the Portfolios which are newly organized.


48 PORTFOLIO DETAILS

--------------------------------------------------------------------------------

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Portfolios:

Annual/Semi-Annual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.




To request a free copy of the current annual/semi-annual report or the SAI of JHF II, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com


Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779
(C)2006 JOHN HANCOCK FUNDS, LLC LCIPN 12/06
--------------------------------------------------------------------------------


[LOGO] John Hancock(R)
       the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-------------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
-------------------------------------

[LOGO] John Hancock(R)
       MUTUAL FUNDS

                                                                   John Hancock
                                                       Absolute Return Portfolio
--------------------------------------------------------------------------------
                                            CLASS A, CLASS B AND CLASS C SHARES

--------------------------------------------------------------------------------
Prospectus
12.31.2006
--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

ABSOLUTE RETURN PORTFOLIO                                                      4
--------------------------------------------------------------------------------

YOUR ACCOUNT
--------------------------------------------------------------------------------
Choosing a share class                                                         7
How sales charges are calculated                                               8
Sales charge reductions and waivers                                            8
Opening an account                                                             9
Buying shares                                                                 10
Selling shares                                                                11
Transaction policies                                                          13
Dividends and account policies                                                14
Additional investor services                                                  15

RISKS OF INVESTING IN THE PORTFOLIO                                           16
--------------------------------------------------------------------------------

INFORMATION ABOUT THE UNDERLYING FUNDS
--------------------------------------------------------------------------------
Risks of investing in the Underlying Funds                                    17
Description of Funds                                                          21

PORTFOLIO DETAILS
--------------------------------------------------------------------------------
Business structure                                                            29
Financial highlights                                                          31

FOR MORE INFORMATION                                                  BACK COVER
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

ABSOLUTE RETURN PORTFOLIO
This prospectus provides information about the Absolute Return Portfolio (the "Portfolio"), which is a fund of John Hancock Funds II ("JHF II"). The Portfolio is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolio may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds").

This prospectus relates to the Class A, Class B and Class C shares of the Portfolio. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS
Mutual funds such as the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Portfolio, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC (the "Adviser") is the Portfolio's investment adviser. The Adviser administers the business and affairs of the Portfolios and retains and compensates MFC Global Investment Management (U.S.A) Limited ("MFC Global (U.S.A.)"), the subadviser, to manage the assets of the Portfolio.

The Adviser and the subadviser to the Portfolio are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.




PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------

A concise description of the Portfolio begins on the next page. The description provides the following information:

[GRAPHIC] Goal and strategy
The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.


[GRAPHIC] Past performance
The Portfolio's total return, measured year-by-year and over time.


[GRAPHIC] Principal risks
The major risk factors associated with the Portfolio.


[GRAPHIC] Your expenses
The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

--------------------------------------------------------------------------------
Absolute Return Portfolio
--------------------------------------------------------------------------------
[GRAPHIC] Goal and strategy
GOAL: The Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.

STRATEGY: To pursue this goal, the Portfolio invests in a number of the other Funds of the John Hancock funds complex.

The Portfolio may also invest in the securities of other investment companies and in other types of investments as described below.

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve an average annual total rate of return for the Portfolio that meets or exceeds the Consumer Price Index (All Urban Consumers) plus 6% (before fees) over a long-term time horizon (approximately five to eight years) while attempting to maintain a low probability of negative returns in any 12-month time period. The Adviser and the subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.


--------------------------------------------------------------------------------
[GRAPHIC] Past performance
This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.


4 PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC] Principal risks
The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolio" and "Information about the Underlying Funds."

-   Commodity risk
-   Derivative risk
-   Fund of funds risk
-   Investment company securities risk
-   Non-diversification risk
-   Short sales risk
-   Equity securities risk
-   Foreign securities risk
-   Liquidity risk
-   Fixed-income securities risk
    -   Credit and counterparty risk
    -   Lower rated fixed income securities and high yield securities risk
    -   Interest rate risk
-   Hedging and other strategic transactions risk
-   Management risk


SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class A
CUSIP               41015E726
SEC number          811-21779
Class B
CUSIP               41015E718
SEC number          811-21779
Class C
CUSIP               41015E692
SEC number          811-21779


--------------------------------------------------------------------------------
[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------------------
 Shareholder transaction expenses(1)                             Class A         Class B          Class C
----------------------------------------------------------------------------------------------------------
 Maximum front-end sales charge (load) on purchases as a %
 of purchase price                                                   5.00%            none            none
----------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) as a % of purchase or
 sale price, whichever is less                                     none(2)           5.00%        1.00%(3)
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
 Annual operating expenses(4)                                       Class A         Class B         Class C
 Management fee(5)                                                   0.20%           0.20%           0.20%
----------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                               0.30%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------
 Other expenses                                                      0.55%           0.55%           0.55%
----------------------------------------------------------------------------------------------------------
 Total Portfolio operating expenses                                  1.05%           1.75%           1.75%
----------------------------------------------------------------------------------------------------------
 Contractual expense reimbursement (at least until 12-31-07)(6)      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses                                    0.55%           1.25%           1.25%
----------------------------------------------------------------------------------------------------------
 Underlying Fund expenses(7)                                         0.76%           0.76%           0.76%
----------------------------------------------------------------------------------------------------------
 Net Portfolio operating expenses and Underlying Funds
 operating expenses                                                  1.31%           2.01%           2.01%
 ---------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

---------------------------------------------------
 Expenses                      Year 1      Year 3
---------------------------------------------------
 Class A                        $627         $995
---------------------------------------------------
 Class B with redemption        $704       $1,034
---------------------------------------------------
 Class B without redemption     $204         $734
---------------------------------------------------
 Class C with redemption        $304         $734
---------------------------------------------------
 Class C without redemption     $204         $734
---------------------------------------------------

1   A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How Sales Charges are Calculated."
3 Only if sold within the first year after purchase; see "How Sales Charges are Calculated."
4   Based on estimated expenses for the current fiscal year.
5 The Management Fee has two components: (a) a fee on assets invested in affiliated Funds assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of the Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.
6 The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses to the extent that other expenses exceed 0.05% of the average annual net assets. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.
7 The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."


                                                                    PORTFOLIO  5

--------------------------------------------------------------------------------
Other permitted investments

The Portfolio may:

-   Purchase U.S. government securities and short-term paper.
- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").
- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Portfolio, including exchange traded funds.
-   Purchase domestic and foreign equity and fixed-income securities.
- Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.
- Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.
- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
    Section 12 of the 1940 Act.
- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.
- Make short sales of securities (borrow and sell securities not owned by the Portfolio), either to realize appreciation when a security that the Portfolio does not own declines in value or as a hedge against potential declines in the value of a Portfolio security.
- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Portfolio may use various investment strategies such as hedging and other related transactions. For example, the Portfolio may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Portfolio. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolio also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions Risks" in both the prospectus and the Statement of Additional Information ("SAI").


--------------------------------------------------------------------------------
Management of the Portfolio

Subject to the limitations described above, the Portfolio may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolio. Such adjustments may be made, for example, to increase or decrease the Portfolio's holdings of particular asset classes, to adjust portfolio quality or the duration of fixed-income securities or to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.


--------------------------------------------------------------------------------
Temporary defensive investing

The Portfolio may invest up to 100% of its assets in cash or money market instruments for the purpose of:

-   meeting redemption requests,
-   making other anticipated cash payments, or
- protecting the Portfolio in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

To the extent the Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.


6 PORTFOLIO

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
- A front-end sales charge, as described in the section "How Sales Charges Are Calculated."
-   Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
 Class B
--------------------------------------------------------------------------------
-   No front-end sales charge; all your money goes to work for you right away.
-   Distribution and service (12b-1) fees of 1.00%.
- A contingent deferred sales charge ("CDSC"), as described in the section "How Sales Charges Are Calculated."
- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C
--------------------------------------------------------------------------------
-   No front-end sales charge; all your money goes to work for you right away.
-   Distribution and service (12b-1) fees of 1.00%.
-   A 1.00% CDSC on shares sold within one year of purchase.
- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. John Hancock Signature Services, Inc. ("Signature Services"), the transfer agent for the Portfolio, may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers below).

The retirement plan types listed below not currently invested in Class A, Class B and Class C of John Hancock funds shares are not eligible to purchase Class A, Class B and Class C shares. Such plans may invest only in Class R3, Class R4 and Class R5 shares, which are described in a separate prospectus. Such plans are: retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock funds Class R shares. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) accounts and other individual retirement accounts.

12b-1 fees
Rule 12b-1 fees will be paid to the Portfolio's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers.

Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Portfolio, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Portfolio shares.

Additional payments to financial intermediaries
Shares of the Portfolio are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolio in two principal ways:

-   directly, by the payment of sales commissions, if any; and
-   indirectly, as a result of the Portfolio paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Portfolio's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolio and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolio's net assets, which, as well as benefiting the Portfolio, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Portfolio in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Portfolio, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Portfolio.

The SAI discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolio, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Portfolio, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Portfolio. If your intermediary provides these services, the Adviser or the Portfolio may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolio.


                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
How sales charges are calculated

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                                              As a % of           As a % of your
Your investment                               offering price*     investment
--------------------------------------------------------------------------------
 Up to $49,999                                5.00%               5.26%
--------------------------------------------------------------------------------
 $50,000 - $99,999                            4.50%               4.71%
--------------------------------------------------------------------------------
 $100,000 - $249,999                          3.50%               3.63%
--------------------------------------------------------------------------------
 $250,000 - $499,999                          2.50%               2.56%
--------------------------------------------------------------------------------
 $500,000 - $999,999                          2.00%               2.04%
--------------------------------------------------------------------------------
 $1,000,000 and over                          See below
--------------------------------------------------------------------------------

*Offering price is the NAV per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 or Class I shares of any John Hancock funds. To receive the reduced sales charge, you must tell your broker or financial adviser at the time you purchase the Portfolio's Class A shares about any other John Hancock retail funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Portfolio's Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Portfolio's SAI. You may request an SAI from your broker or financial adviser, access the Portfolio's Web site at www.jhfunds.com, or call Signature Services at 1-800-225-5291.

Investments of $1 million or more
Class A shares are available with no front-end sales charge. There is a CDSC on any Class A shares upon which a commission was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred sales charges on investments of $1 million or more
--------------------------------------------------------------------------------

Your investment                                        CDSC on shares being sold
--------------------------------------------------------------------------------
 First $1M - $4,999,999                                1.00%
--------------------------------------------------------------------------------
 Next $1 - $5M above that                              0.50%
--------------------------------------------------------------------------------
 Next $1 or more above that                            0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and C Shares are offered at their NAV per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

Years after purchase                                   CDSC on shares being sold
--------------------------------------------------------------------------------
 1st year                                              5.00%
--------------------------------------------------------------------------------
 2nd year                                              4.00%
--------------------------------------------------------------------------------
 3rd or 4th year                                       3.00%
--------------------------------------------------------------------------------
 5th year                                              2.00%
--------------------------------------------------------------------------------
 6th year                                              1.00%
--------------------------------------------------------------------------------
 After 6th year                                        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                                   CDSC on shares being sold
--------------------------------------------------------------------------------
 1st year                                              1.00%
--------------------------------------------------------------------------------
 After 1st year                                        none
--------------------------------------------------------------------------------

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.


--------------------------------------------------------------------------------
Sales charge reductions and waivers

Reducing your Class A sales charges
There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.
- Letter of Intention -- lets you purchase Class A shares of a Portfolio over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a Portfolio's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Portfolio agrees to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement account investors is a 48-month Letter of Intention, described in the SAI.
- Combination Privilege -- lets you combine shares of all Portfolios for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


8 YOUR ACCOUNT

Group Investment Program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers
As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-   to make payments through certain systematic withdrawal plans
- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs
- redemptions pursuant to a Portfolio's right to liquidate an account less than $1,000
-   to make certain distributions from a retirement plan
-   because of shareholder death or disability

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege
If you sell shares of a John Hancock retail fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)
- financial representatives utilizing Portfolio shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor
- Portfolio trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)
- individuals transferring assets held in a SIMPLE IRA, SEP, or SAR-SEP invested in John Hancock funds directly to an IRA
- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA
-   individuals recharacterizing assets from an IRA, ROTH IRA, SEP,
- SAR-SEP or Simple IRA invested in John Hancock funds back to the original account type from which it was converted
- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)
- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers
Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)
- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)


--------------------------------------------------------------------------------
Opening an account

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the Portfolio are as follows:
   -   non-retirement account: $1,000
   -   retirement account: $500
   -   group investments: $250
   - Monthly Automatic Accumulation Plan ("MAAP"): $25 to open; you must invest at least $25 a month
   - there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares." You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT
Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Buying shares

          Opening an account                                             Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Make out a check for the investment amount,                -   Make out a check for the investment amount,
              payable to "John Hancock Signature Services,                   payable to "John Hancock Signature Services, Inc."

          -   Deliver the check and your completed                       -   If your account statement has a detachable
              application to your financial representative                   investment slip, please complete in its
              or mail them to Signature Services (address                    entirety. If no slip is available, include a
              below).                                                        note specifying the Portfolio name(s), your
                                                                             share class, your account number and the
                                                                             name(s) in which the account is registered.

                                                                         -   Deliver the check and your investment slip or
                                                                             note to your financial representative or mail
                                                                             them to Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Call your financial representative or                      -   Log on to www.jhfunds.com to process exchanges
              Signature Services to request an exchange.                     between Portfolios.

                                                                         -   Call EASI-Line for automated service 24 hours
                                                                             a day at 1-800-338-8080.

                                                                         -   Call your financial representative or
                                                                             Signature Services to request an exchange.

------------------------------------------------------------------------------------------------------------------------------------
 By wire
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Deliver your completed application to your                 -   Obtain wiring instructions by calling
              financial representative or mail it to                         Signature Services at 1-800-225-5291.
              Signature Services.
                                                                         -   Instruct your bank to wire the amount of your
          -   Obtain your account number by calling your                     investment. Specify the Portfolio name(s), the
              financial representative or Signature                          share class, your account number and the
              Services.                                                      name(s) in which the account is registered.
                                                                             Your bank may charge a fee to wire funds.
          -   Obtain your wiring instructions by calling
              Signature Services. 1-800-225-5291.

          - Instruct your bank to wire the amount of your investment. Specify the Fund name(s), the share class, your account number and the name(s) in which the account is registered.
              Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] See "By exchange" and "By wire."                               -   Verify that your bank or credit union is a
                                                                             member of the Automated Clearing House ("ACH")
                                                                             system.

                                                                         -   Complete the "Bank Information" section on
                                                                             your account application.

                                                                         -   Log on to www.jhfunds.com to initiate
                                                                             purchases using your authorized bank account.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] See "By exchange" and "By wire."                               -   Verify that your bank or credit union is a
                                                                             member of the ACH system.

                                                                         -   Complete the "To Purchase, Exchange or Redeem
                                                                             Shares via Telephone" and "Bank Information"
                                                                             sections on your account application.

                                                                         -   Call EASI-LINE for automated service 24 hours
                                                                             a day at 1-800-338-8080.

                                                                         -   Call Signature Services between 8:00 A.M. and
                                                                             7:00 P.M. Eastern Time on most business days.

                                                                         To open or add to an account using the Monthly
                                                                         Automatic Accumulation Program, see "Additional
                                                                         investor services."

----------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------------


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares

                                                                         To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Accounts of any type.                                      -   Write a letter of instruction or complete a
                                                                             stock power indicating the fund name, your
          -   Sales of any amount.                                           share class, your account number, the name(s)
                                                                             in which the account is registered and the
                                                                             dollar value or number of shares you wish to
                                                                             sell.

                                                                         -   Include all signatures and any additional
                                                                             documents that may be required (see next
                                                                             page).

                                                                         -   Mail the materials to Signature Services.

                                                                         -   A check will be mailed to the name(s) and
                                                                             address in which the account is registered, or
                                                                             otherwise according to your letter of
                                                                             instruction.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Most accounts.                                             -   Log on to www.jhfunds.com to initiate
                                                                             redemptions from your funds.
          -   Sales of up to $100,000.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Most accounts.                                             -   Call EASI-Line for automated service 24 hours
                                                                             a day at 1-800-338-8080.
          -   Sales of up to $100,000.
                                                                         -   Call your financial representative or call
                                                                             Signature Services between 8 A.M. and 7 P.M.
                                                                             Eastern Time on most business days.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer ("EFT")
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Requests by letter to sell any amount.                     -   To verify that the Internet or telephone
                                                                             redemption privilege is in place on an
          -   Requests by Internet or phone to sell up to                    account, or to request the form to add it to
              $100,000.                                                      an existing account, call Signature Services.

                                                                         -   Funds requested by wire will be wired the next
                                                                             business day. A $4 fee will be deducted from
                                                                             your account. Your bank may also charge you a
                                                                             fee for this service.

                                                                         -   Funds requested by EFT are generally available
                                                                             by the second business day. Your bank may
                                                                             charge you a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] -   Accounts of any type.                                      -   Obtain a current prospectus for the fund into
                                                                             which you are exchanging by Internet or by
          -   Sales of any amount.                                           calling your financial representative or
                                                                             Signature Services.

                                                                         -   Log on to www.jhfunds.com to process exchanges
                                                                             between your funds.

                                                                         -   Call EASI-Line for automated service 24 hours
                                                                             a day at 1-800-338-8080.

                                                                         -   Call your financial representative or
                                                                             Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                 YOUR ACCOUNT 11

Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-   your address of record has changed within the past 30 days;
- you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock; or
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.


------------------------------------------------------------------------------------------------------------------------------------
Seller                                                         Requirements for written requests
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts              -   Letter of instruction.
(custodial accounts for minors).                               -   On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.
                                                               -   Medallion signature guarantee, if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner      -   Letter of instruction.
or association accounts.                                       -   Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/
                                                                   organization certification form.
                                                               -   On the letter and the resolution, the signature of the
                                                                   person(s) authorized to sign for the account.
                                                               -   Medallion signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                          -   Letter of instruction.
                                                               -   On the letter, the signature(s) of the trustee(s).
                                                               -   Copy of the trust document certified within the past 12 months or a John Hancock funds trust certification form.
                                                               -   Medallion signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with    -   Letter of instruction signed by surviving tenant.
a deceased co-tenant(s).                                       -   Copy of death certificate.
                                                               -   Medallion signature guarantee, if applicable (see above).
                                                               -   Inheritance tax waiver (if applicable).
------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                              -   Letter of instruction signed by executor.
                                                               -   Copy of order appointing executor, certified within the past
                                                                   12 months.
                                                               -   Medallion signature guarantee, if applicable (see above).
                                                               -   Inheritance tax waiver (if applicable).
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Administrators, conservators, guardians and other sellers      -   Call 1-800-225-5291 for instructions.
or account types not listed above.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------------


12 YOUR ACCOUNT

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for the Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for the Portfolio is calculated based upon the NAVs of the Underlying Funds and other investments in which it invests. The prospectus for the Underlying Funds explain the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.

Buy and sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests
The Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges
You may exchange shares of a class of the Portfolio of JHF II for shares of the same class of any other Fund of JHF II or JHF III or any other John Hancock retail fund which is then offering that class, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a Portfolio with a lower rate. A Portfolio may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading
The Portfolio is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Portfolio can disrupt portfolio investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of the Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolio's NAVs at the conclusion of the delay period. The Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
The Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.


                                                                 YOUR ACCOUNT 13

These exchange limits are subject to the Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Portfolio shareholder accounts and in light of the limitations on the ability of the Portfolio to detect and curtail excessive trading practices, a significant percentage of the Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage the Portfolio. For example, the ability of the Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

Excessive trading risk
To the extent that the Portfolio or its agents are unable to curtail excessive trading practices in the Portfolio, these practices may interfere with the efficient management of the Portfolio, and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of the Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares
The Portfolio does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


--------------------------------------------------------------------------------
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance
-   after any changes of name or address of the registered owner(s)
-   in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends
The Portfolio generally declares and pays income dividends annually. Your income dividends begin accruing the day after payment is received by the Portfolio and continue through the day your shares are actually sold. Capital gains, if any, are distributed annually, typically after the end of the Portfolio's fiscal year.


14 YOUR ACCOUNT

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Portfolio's short-term capital gains are taxable as ordinary income. Dividends from the Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if your investment is not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only)
If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, the Portfolio may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.


--------------------------------------------------------------------------------
Additional investor services

Monthly Automatic Accumulation Program
MAAP lets you set up regular investments from your paycheck or bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-   Complete the appropriate parts of your account application.
- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc."

Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-   Make sure you have at least $5,000 worth of shares in your account.
- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges).
- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans
The Distributor offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Disclosure of portfolio holdings
The Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.


                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
Risks of investing in the Portfolio
--------------------------------------------------------------------------------

Commodity risk
Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Derivatives risk
The Portfolio's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Fund of funds risk
The Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

Investment company securities risk
The Portfolio bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolio is not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolio is non-diversified, the risks associated with non-diversification are lower for the Portfolio because it allocates its assets among multiple Underlying Funds.

Short sales risk
Short sales involve costs and risk. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.


16 RISKS OF INVESTING IN THE PORTFOLIO

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risks of investing in Underlying Funds
By owning shares of Underlying Funds, the Portfolio indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that the Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.

Fixed-income securities risk
Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 17
rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- Risk to principal and income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis. While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less


18 INFORMATION ABOUT THE UNDERLYING FUNDS governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 19

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act, as amended. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."


20 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of Funds
The Portfolio may invest in any of the Funds. The following tables set forth, separately for the fixed income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolio may also invest in other Underlying Funds not described in the chart.

------------------------------------------------------------------------------------------------------------------------------------
Fixed-Income Funds -- John Hancock Funds II
------------------------------------------------------------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                         0.70%               Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                        assets in a diversified mix of debt securities and instruments.
and MFC Global Investment Management
(U.S.), LLC

------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                           0.82%               Seeks total return consisting of income and capital appreciation by
Wells Capital Management, Incorporated                       normally investing in a broad range of investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                         0.79%               Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management                                capital and prudent investment management by investing primarily in
Company LLC                                                  fixed-income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU) and the U.S. dollar.

------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                         0.74%               Seeks high current income by normally investing at least 80% of its
MFC Global Investment Management                             assets in U.S. and foreign fixed-income securities rated BB/Ba or
(U.S.), LLC                                                  lower and their unrated equivalents.

------------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                          0.71%               Seeks to realize an above-average total return over a market cycle of
Western Asset Management Company                             three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund             0.79%               Seeks a high level of current income consistent with the maintenance
Wellington Management Company, LLP                           of principal and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S.
                                                             Government bonds with intermediate to longer term maturities. The Fund may also invest up to 20% of its assets in non-investment grade fixed income securities.

------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                    0.75%               Seeks maximum return, consistent with preservation of capital and
Pacific Investment Management                                prudent investment management, by normally investing at least 80% of
Company LLC                                                  its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                     0.69%               Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                        assets in a diversified mix of debt securities and instruments.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 21

------------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                     0.94%               Seeks a high level of current income with moderate share price
T. Rowe Price Associates, Inc.                               fluctuation. The Fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The Fund normally invests in investment grade corporate, and foreign and emerging market fixed income securities, income-oriented stocks (up to 40% of its assets), short-term securities, asset-backed and mortgage related securities and U.S. Government securities. The Fund may invest up to 40% of its assets in high yield fixed-income securities (commonly known as "junk bonds").

------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                      0.77%               Seeks a high level of total return consistent with preservation of
Western Asset Management Company                             capital by giving its subadviser broad discretion to deploy the Fund's assets among certain segments of the fixed income market in the manner the subadviser believes will best contribute to achieving the Fund's investment goal.

------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                    0.80%               Seeks a high level of current income by normally investing primarily
MFC Global Investment Management                             in: foreign government and corporate debt securities from developed
(U.S.), LLC                                                  and emerging markets; U.S. Government and agency securities; and U.S.
                                                             high yield bonds.

------------------------------------------------------------------------------------------------------------------------------------
Total Bond Market Fund                   0.57%               Seeks to track the performance of the Lehman Brothers Aggregate Index
Declaration Management & Research LLC                        (which represents the U.S. investment grade bond market). The Fund normally invests at least 80% of its assets in securities listed in this Index. The Fund is an intermediate-term bond fund of high and medium credit quality.

------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                        0.77%               Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management                                capital and prudent investment management, by normally investing at
Company LLC                                                  least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          0.72%               Seeks a high level of current income, consistent with preservation of
Western Asset Management Company                             capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S.
                                                             Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                0.82%               Seeks total return with a high level of current income by normally
Wells Capital Management, Incorporated                       investing primarily in below investment-grade debt securities
                                                             (commonly known as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

------------------------------------------------------------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds II
------------------------------------------------------------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                           0.50%               Seeks to approximate the aggregate total return of a broad U.S.
MFC Global Investment Management                             domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                             the S&P 500 Composite Stock Price Index.*

------------------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                        0.82%               Seeks long-term growth of capital by investing primarily in common
Deutsche Investment Management                               stocks and other equity securities within all asset classes (small-,
Americas Inc.                                                mid- and large-cap), primarily those within the Russell 3000 Index.*

------------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                      0.94%               Seeks long-term capital appreciation by normally investing its assets
AIM Capital Management, Inc.                                 principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.


22 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                       0.89%               Seeks capital appreciation by investing in equity securities of U.S.
Lord, Abbett & Co. LLC                                       and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                    0.85%               Seeks to achieve long-term growth of capital (current income is a
T. Rowe Price Associates, Inc.                               secondary objective) by normally investing at least 80% of its total assets in the common stocks of large- and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.

------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                0.79%               Seeks long-term capital growth by investing at least 65% of its total
Jennison Associates LLC                                      assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-
                                                             to-large capitalization companies.

------------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                       0.90%               Seeks long-term growth of capital by normally investing at least 80%
Pzena Investment Management, LLC                             of its net assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.

------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                         0.83%               Seeks long-term capital growth by normally investing primarily in
Legg Mason Capital Management, Inc.                          equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.
------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                      1.05%               Seeks long-term growth of capital by investing in stocks and other
Deutsche Investment Management                               equity securities of medium-sized U.S. companies with strong growth
Americas Inc.                                                potential.

------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                     0.93%               Seeks superior long-term rates of return through capital appreciation
MFC Global Investment Management                             by normally investing primarily in high quality securities and
(U.S.), LLC                                                  convertible instruments of small-cap U.S. companies.

------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund              1.03%               Seeks long-term capital appreciation by investing, under normal market
RCM Capital Management LLC                                   conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*

------------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                       0.85%               Seeks to provide substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                               capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                  0.92%               Seeks growth of capital by normally investing at least 80% of its net
Davis Selected Advisers, L.P.                                assets (plus any borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                   0.81%               Seeks growth of capital by normally investing primarily in common
Davis Selected Advisers, L.P.                                stocks of U.S. companies with market capitalizations of at least $10 billion. The Fund may also invest in U.S. companies with smaller capitalizations.

------------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                   1.00%               Seeks total return, consisting of long-term capital appreciation and
UBS Global Asset Management                                  current income, by investing in equity and fixed income securities of
(Americas) Inc.                                              issuers located within and outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                              1.00%               Seeks long-term capital appreciation by normally investing at least
Templeton Global Advisors Limited                            80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 23

------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                     0.77%               Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                              0.90%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                             1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*

------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                0.90%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                             Index, or in companies with total market capitalizations similar such companies ("small- and mid-cap companies"). The Fund normally invests at least 80% of its assets in investments in small- and mid-cap companies.*

------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                  1.06%               Seeks to achieve a combination of long-term capital appreciation and
Deutsche Investment Management                               current income by investing at least 80% of net assets in equity
Americas Inc.                                                securities of real estate investment trusts ("REIT") and real estate companies including foreign REITs and real estate companies.

------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                     1.15%               Seeks long-term capital appreciation by normally investing at least
T. Rowe Price Associates, Inc.                               80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").

------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund          0.58%               Under normal market conditions, the Fund invests at least 80% of its
SSgA Funds Management, Inc.                                  assets in securities listed in the Morgan Stanley Capital
                                                             International All Country World Excluding U.S. Index (the "MSCI ACW
                                                             ex-US Index"). As of August 31, 2006, the market capitalizations of companies included in the MSCI ACW ex-US Index ranged from $26.3 million to $277.0 billion.

------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                1.10%               Seeks long term capital appreciation by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                       benchmark, the S&P Citigroup Primary Market Index ("PMI") Europe,
                                                             Pacific, Asia Composite ("EPAC") Growth Style Index. The Fund
                                                             typically invests in a diversified portfolio of equity investments from developed markets throughout the world.

------------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         1.00%               Seeks long-term growth of capital by normally investing at least 65%
Marsico Capital Management, LLC                              of its assets in common stocks of foreign companies selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund             1.13%               Seeks long-term capital appreciation by investing primarily in the
Templeton Investment Counsel, LLC                            common stock of smaller companies outside the U.S. and normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small-company securities").

------------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund         1.14%               Seeks long-term capital appreciation by primarily investing its assets
Dimensional Fund Advisors Inc.                               in equity securities of non-U.S. small companies of developed and emerging markets under normal market conditions.

------------------------------------------------------------------------------------------------------------------------------------
International Value Fund                 0.96%               Seeks long-term growth of capital by normally investing primarily in
Templeton Investment Counsel, Inc.                           equity securities of companies located outside the U.S., including emerging markets.


24 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     0.88%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                             1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                           0.82%               Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management                                  current income, by normally investing at least 80% of its net assets
(Americas) Inc.                                              (plus borrowings for investment purposes, if any) in equity securities of U.S. large- capitalization companies.

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     0.88%               Seeks long-term growth of capital by normally investing, primarily in
BlackRock Investment Management, LLC                         a diversified portfolio of equity securities of large-cap companies located in the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                             0.79%               Seeks income and long-term capital appreciation by investing primarily
Grantham, Mayo, Van Otterloo & Co. LLC                       in a diversified mix of common stocks of large- and mid-sized U.S.
and Declaration Management &                                 companies; and bonds with an overall intermediate term average
Research LLC                                                 maturity. The Fund employs a multi- manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund's portfolio.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                       0.56%               Seeks to approximate the aggregate total return of a mid-cap U.S.
MFC Global Investment Management                             domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                             the S&P Mid Cap 400 Index.*

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                       0.91%               Seeks long-term growth of capital by normally investing at least 80%
Wellington Management Company, LLP                           of its net assets (plus any borrowings for investment purposes) in equity securities of medium- sized companies with significant capital appreciation potential. The Fund tends to invest in companies having market capitalizations similar to those of companies included in the
                                                             Russell Midcap Index.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                0.97%               Seeks to provide long-term growth of capital by investing at least 80%
RiverSource Investments, LLC                                 of its net assets in equity securities of medium-sized companies.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                       0.92%               Seeks capital appreciation by normally investing at least 80% of its
Lord, Abbett & Co. LLC                                       net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Midcap
                                                             Index.*

------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                   1.07%               Seeks long-term total return by normally investing primarily in equity
Wellington Management Company, LLP                           and equity- related securities of natural resource-related companies worldwide.

------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                         1.00%               Seeks long-term growth of capital by investing in a diversified
MFC Global Investment Management                             portfolio comprised primarily of common stocks and equity-related
(U.S.A.) Limited                                             securities of corporations domiciled in countries in the Pacific Rim region.

------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                1.39%               Seeks long-term growth of capital by normally investing primarily in
MFC Global Investment Management                             equity securities of U.S companies. The Fund will generally focus on
(U.S.A.) Limited                                             equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                0.80%               Seeks long-term growth of capital by normally investing at least 80%
MFC Global Investment Management                             of its total assets (plus any borrowings for investment purposes) in
(U.S.A.) Limited                                             U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                  0.74%               Seeks long-term capital appreciation by investing primarily in
MFC Global Investment Management                             large-cap U.S. securities with the potential for long-term growth of
(U.S.A.) Limited                                             capital.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 25

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                  0.89%               Seeks to provide long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                               appreciation and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including
                                                             REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund              0.77%               Seeks to achieve a combination of long-term capital appreciation and
Deutsche Investment Management                               current income by normally investing at least 80% of its net assets
Americas Inc.                                                (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies.

------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                1.15%               The Fund invests, under normal market conditions, at least 80% of its
T. Rowe Price Associates, Inc. and RCM                       net assets (plus any borrowing for investment purposes) in the common
Capital Management LLC                                       stocks of companies expected to benefit from the development, advancement and/or use of science and technology. For purposes of satisfying this requirement, common stocks may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                           0.91%               Seeks maximum capital appreciation consistent with reasonable risk to
Independence Investments LLC                                 principal by normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                    1.17%               Seeks long-term capital appreciation by normally investing primarily
Wellington Management Company, LLP                           in small- cap companies believed to offer above average potential for growth in revenues and earnings.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                     0.56%               Seeks to approximate the aggregate total return of a small-cap U.S.
MFC Global Investment Management                             domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                             the Russell 2000 Index.*

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund             1.05%               Seeks long-term capital appreciation by normally investing at least
Munder Capital Management                                    80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000
                                                             Index.*

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     1.17%               Seeks long-term capital appreciation by normally investing at least
Wellington Management Company, LLP                           80% of its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                       1.29%               Seeks long-term capital growth by normally investing primarily in
American Century Investment                                  equity securities of smaller-capitalization U.S. companies. The
Management, Inc.                                             subadviser uses quantitative, computer- driven models to construct the
                                                             Fund's portfolio of stocks.

------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                1.16%               Seeks long-term growth of capital by normally investing at least 80%
AIM Capital Management, Inc.                                 of its assets in securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                 1.07%               Seeks long-term growth of capital by investing primarily in small
T. Rowe Price Associates, Inc.                               companies whose common stocks are believed to be undervalued. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*

------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                       1.04%               Seeks long-term capital growth by normally investing at least 80% of
ClearBridge Advisors, LLC                                    its net assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment do not exceed (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater.


26 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund            0.59%               Seeks to approximate the aggregate total return of a broad U.S.
MFC Global Investment Management                             domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                             the Wilshire 5000 Equity Index.*

------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund          0.74%               Seeks long-term growth of capital by normally investing primarily in
Sustainable Growth Advisers, L.P.                            common stocks of "U.S. Global Leaders" companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                   0.82%               Seeks long-term capital appreciation. The Fund normally invests in
Grantham, Mayo, Van Otterloo & Co. LLC                       securities in the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.
                                                             The Fund normally invests at least 80% of its assets in investments tied economically to the U.S.*

------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                           0.95%               Seeks capital growth and current income (income above that available
Massachusetts Financial Services Company                     from a portfolio invested entirely in equity securities) by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund               0.92%               Seeks long-term capital appreciation by investing primarily (at least
UST Advisers, Inc.                                           65% of its assets) in common stocks of U.S. and foreign companies whose share price in the opinion of the subadviser, do not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company. In choosing investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.

------------------------------------------------------------------------------------------------------------------------------------
Value Fund                               0.98%               Seeks to realize an above-average total return over a market cycle of
Morgan Stanley Investment Management                         three to five years, consistent with reasonable risk, by investing
Inc. d/b/a Van Kampen                                        primarily in equity securities of companies with capitalizations similar to the market capitalizations of companies in the Russell
                                                             Midcap Value Index.*

------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 0.90%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                             Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least
                                                             80% of its assets in securities of small-cap companies.*

------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                               1.02%               Seeks long-term capital growth by normally investing in common stocks
American Century Investment                                  of U.S. and foreign companies that are medium-sized and smaller at the
Management, Inc.                                             time of purchase. The Fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

------------------------------------------------------------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds III
------------------------------------------------------------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                        0.90%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                             1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.


                                       INFORMATION ABOUT THE UNDERLYING FUNDS 27

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                              1.17%               Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                       benchmark, the S&P/Citigroup Primary Market Index ("PMI") World Growth
                                                             Index. The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets.

------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                              1.28%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                             1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                1.56%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                             Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least
                                                             80% of its assets in investments in small-cap companies.

------------------------------------------------------------------------------------------------------------------------------------
International Core Fund                  1.35%               Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                       benchmark, the MSCI EAFE Index. The Fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                1.68%               Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                       benchmark, the S&P/Citigroup Primary Market Index ("PMI") Europe,
                                                             Pacific, Asia Composite ("EPAC") Growth Style Index.* The Fund
                                                             typically invests in a diversified mix of equity investments from developed markets outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     1.34%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                             1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                           1.34%               Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                 0.85%               Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. The Fund typically holds between 40 and 80 stocks.

------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 1.38%               Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                       the Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                             Index, or in companies with total market capitalizations similar such companies ("small-cap companies"). The Fund normally invests at least
                                                             80% of its assets in securities of small-cap companies.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500 Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.


28 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
Portfolio details
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Business structure
The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolio.

The Trustees have the power to change the investment goal of the Portfolio without shareholder approval.

Management fees
The Portfolio pays the Adviser a management fee for its services to the Portfolio. The management fee has two components: (a) a fee on assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Absolute Return Trust, a series of John Hancock Trust (collectively, the "Absolute Return Funds") determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Portfolio.

--------------------------------------------------------------------------------
Advisory Fee on Affiliated Fund Assets
--------------------------------------------------------------------------------

                                                     Between $200
                                      First          million and    Excess over
                                      $200 million   $500 million   $500 million
--------------------------------------------------------------------------------
 Aggregate Net Assets of
 Absolute Return Funds                0.150%         0.1250%        0.100%
--------------------------------------------------------------------------------

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds, determined in accordance with the following schedule and that rate is applied to the Other Assets of the Portfolio.

--------------------------------------------------------------------------------
Advisory Fee on Other Assets
--------------------------------------------------------------------------------

                                                     Between $200
                                      First          million and    Excess over
                                      $200 million   $500 million   $500 million
--------------------------------------------------------------------------------
 Aggregate Net Assets of
 Absolute Return Funds                0.600%         0.575%         0.550%
--------------------------------------------------------------------------------

                                                               --------------
                                                                Shareholders -----------------------|
                                                               --------------                       |
                                                                     |                              |
                                                                     |                              |
            |---                                -----------------------------------------------     |
            |                                            Financial services firms and               |
            |                                                their representatives                  |
            |                                                                                       |
            |                                           Advise current and prospective              |
            |     Distribution and     |-------- shareholders on their Portfolio investments,  -----|
            |   shareholder services   |         often in the context of an overall financial       |
                                                                       plan.                        |
            |                          |        -----------------------------------------------     |
            |                          |                                                            |
            |                          |                                                            |
            |     -------------------------------------------              --------------------------------------------------
            |                 Principal distributor                                          Transfer agent
            |
            |                John Hancock Funds, LLC                              John Hancock Signature Services, Inc.
            |
            |        Markets the Portfolio and distributes                   Handles shareholder services, including record-
            |      shares through selling brokers, financial                keeping and statements, distribution of dividends
            |    planners and other financial representatives.                   and processing of buy and sell requests.
            |---  -------------------------------------------              --------------------------------------------------
                                       |                                                            |
                                       |                                                            |
                                       --------------------------------------------------------------
                                                                       |
--------------------------------     --------------------------------- |  ----------------------------------------             ---|
           Subadviser                       Investment adviser         |                   Custodian                              |
                                                                       |                                                          |
 MFC Global Investment Management         John Hancock Investment      |         State Street Bank & Trust Company                |
        (U.S.A.) Limited                 Management Services, LLC      |             2 Avenue de Lafayette                        |
      200 Bloor Street East                 601 Congress Street        |               Boston, MA 02111                   Asset   |
Toronto, Ontario, Canada MAW 1ES  ---     Boston, MA 02210-2805        |                                               management |
                                                                       |     Holds the Portfolio's assets, settles                |
  Provides portfolio management           Manages the Portfolios'      |    all portfolio trades and collects most                |
         to the Portfolio.                business and investment      |       of the valuation data required for                 |
                                               activities.                         calculating the fund's NAV.                    |
--------------------------------     -------------------------------   |  ----------------------------------------             ---|
              |                                     |                  |                    |
              |                                     |                  |                    |
--------------------------------                    ----------------------------------------
         Sub-subadviser                                                |
                                                                       |
MFC Global Investment Management                       -----------------------------------
         (U.S.) LLC                                                Trustees
     101 Huntington Avenue
     Boston, MA 02199-7603                             Oversee the Portfolio's activities.
                                                       -----------------------------------
  Provides portfolio management
      for the Portfolio
--------------------------------


                                                            PORTFOLIO DETAILS 29

--------------------------------------------------------------------------------
Business Structure

Subadviser
MFC Global (U.S.A.) is the subadviser to the Portfolio and formulates a continuous investment program for the Portfolio consistent with its investment goal and strategies. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC. The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to its investments and the investment decisions made by the adviser or subadviser to an investment company or similar entity which is purchased by the Portfolio.

MFC Global Investment Management (U.S.) LLC ("MFC Global (U.S.)"), an affiliate of MFC Global (U.S.A.), has a sub-subadvisory agreement with MFC Global (U.S.A.). MFC Global (U.S.) assists in providing portfolio management to MFC Global (U.S.A.) in the management of the Portfolio.

This subadviser is compensated by the Adviser, and not by the Portfolio. Similarly, MFC Global (U.S.) is compensated by the subadviser, and not by the Portfolio.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Portfolio or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Portfolio is able from time to time to change Portfolio subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio managers
Steve Orlich (since inception), Mark Schmeer (since inception) and Barry Evans (since inception) are the co-portfolio managers for the Portfolio. Mr. Orlich joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. Mr. Schmeer joined MFC Global (U.S.A.) in 1995 and is Senior Vice President and Managing Director, North American Equities, for MFC Global (U.S.A.) as well as Chief Investment Officer of MFC Global (U.S.). Mr. Evans joined John Hancock Advisers, the sister firm of MFC Global (U.S.) in 1986 and is President and Chief Operating Officer of MFC Global (U.S.) with responsibility for all U.S. and international fixed income strategies managed by the firm.

Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Portfolio and their ownership of Portfolio shares, if any.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Portfolio is available in the Portfolio's annual report to shareholders for the period ended August 31, 2006.


30 FUND DETAILS

--------------------------------------------------------------------------------
Financial highlights
The financial highlights table below for the Portfolio is intended to help investors understand the financial performance of the Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of the Portfolio as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.



--------------------------------------------------------------------------------
Absolute Return Portfolio                                           PERIOD ENDED
--------------------------------------------------------------------------------
CLASS A SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.00
--------------------------------------------------------------------------------
Net investment income(2,3)                                                  0.10
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             0.32
--------------------------------------------------------------------------------
Total from investment operations                                            0.42
--------------------------------------------------------------------------------
Net asset value, end of period                                            $10.42
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                    4.20(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $1
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                       0.55(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                   4.04(8)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3) (%)              5.17(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     --(6)
--------------------------------------------------------------------------------
CLASS B SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.00
--------------------------------------------------------------------------------
Net investment income(2,3)                                                  0.08
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             0.32
--------------------------------------------------------------------------------
Total from investment operations                                            0.40
--------------------------------------------------------------------------------
Net asset value, end of period                                            $10.40
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                    4.00(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $1
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                       1.25(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                   4.73(8)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3) (%)              4.48(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     --(6)
--------------------------------------------------------------------------------
CLASS C SHARES                                                        8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.00
--------------------------------------------------------------------------------
Net investment income(2,3)                                                  0.08
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             0.32
--------------------------------------------------------------------------------
Total from investment operations                                            0.40
--------------------------------------------------------------------------------
Net asset value, end of period                                            $10.40
--------------------------------------------------------------------------------
Total return(4,5) (%)                                                    4.00(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $1
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7)(%)                        1.25(8)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)                   4.73(8)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets(3) (%)              4.48(8)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                     --(6)
--------------------------------------------------------------------------------

(1)  Class A, Class B and Class C shares began operations on 6-26-06.
(2)  Based on the average of the shares outstanding.
(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the period shown.
(6)  Not annualized.
(7) Does not include expenses of the investment companies in which the Portfolio invests.
(8)  Annualized.
(9) Does not take into consideration expense reductions during the period shown.


                                                                 FUND DETAILS 31

--------------------------------------------------------------------------------

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Portfolio:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Portfolio, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI of the Portfolio, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents and other information about the Fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

(C)2006 JOHN HANCOCK FUNDS, LLC AR0PN 12/06
--------------------------------------------------------------------------------


[LOGO] John Hancock(R)
       the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-------------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
-------------------------------------

[LOGO]John Hancock(R)
---------------------
      MUTUAL FUNDS

                                                                   John Hancock
                                                       Absolute Return Portfolio
--------------------------------------------------------------------------------
                                         CLASS R3, CLASS R4 AND CLASS R5 SHARES
--------------------------------------------------------------------------------
Prospectus
12.31.2006
--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

               ABSOLUTE RETURN PORTFOLIO                                      4
               ----------------------------------------------------------------

               YOUR ACCOUNT
               ----------------------------------------------------------------
               Who can buy Class R3, R4 and R5 shares                         7
               Class R3, R4 and R5 shares cost structure                      7
               Opening an account                                             8
               Information for plan participants                              8
               Transaction policies                                           8
               Dividends and account policies                                10
               Additional investor services                                  10

               RISKS OF INVESTING IN THE PORTFOLIO                           11
               ----------------------------------------------------------------

               INFORMATION ABOUT THE UNDERLYING FUNDS
               ----------------------------------------------------------------
               Risks of investing in Underlying Funds                        12
               Description of Funds                                          16

               FUND DETAILS
               ----------------------------------------------------------------
               Business structure                                            24

               FOR MORE INFORMATION                                  BACK COVER
               ----------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

ABSOLUTE RETURN PORTFOLIO

This prospectus provides information about the Absolute Return Portfolio (the "Portfolio"), which is a fund of John Hancock Funds II ("JHF II"). The Portfolio is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolio may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds").

This prospectus relates to the Class R3, Class R4 and Class R5 shares of the Portfolio. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS

Mutual funds such as the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Portfolio, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the Portfolio's investment adviser. The Adviser administers the business and affairs of the Portfolios and retains and compensates MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), the subadviser, to manage the assets of the Portfolio.

The Adviser and the subadviser to the Portfolio are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY
--------------------------------------------------------------------------------
A concise description of the Portfolio begins on the next page. The description provides the following information:

[Graphic] Goal and strategy

The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[Graphic] Past performance
The Portfolio's total return, measured year-by-year and over time.

[Graphic] Principal risks
The major risk factors associated with the fund.

[Graphic] Your expenses
The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

Absolute Return Portfolio
--------------------------------------------------------------------------------

[Graphic] Goal and strategy

GOAL: The Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.

STRATEGY: To pursue this goal, the Portfolio invests in a number of the other Funds of the John Hancock funds complex.

The Portfolio may also invest in the securities of other investment companies and in other types of investments as described below.

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve an average annual total rate of return for the Portfolio that meets or exceeds the Consumer Price Index (All Urban Consumers) plus 6% (before fees) over a long-term time horizon (approximately five to eight years) while attempting to maintain a low probability of negative returns in any 12-month time period. The Adviser and the subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

[Graphic] Past performance

This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

4  PORTFOLIO

[Graphic] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolio" and "Information about the Underlying Funds."

-    Commodity risk
-    Derivative risk
-    Fund of funds risk
-    Investment company securities risk
-    Non-diversification risk
-    Short sales risk
-    Equity securities risk
-    Foreign securities risk
-    Liquidity risk
-    Fixed-income securities risk
     -    Credit and counterparty risk
     -    Lower rated fixed income securities and high yield securities risk
     -    Interest rate risk
-    Hedging and other strategic transactions risk
-    Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class R3
CUSIP                   41015E684
SEC number              811-21779

Class R4
CUSIP                   41015E676
SEC number              811-21779

Class R5
CUSIP                   41015E668
SEC number              811-21779

--------------------------------------------------------------------------------
[Graphic] Your expenses

Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                      Class R3        Class R4      Class R5
--------------------------------------------------------------------------------------------------------------
Management fee(2)                                                   0.20%          0.20%          0.20%
-------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.50%          0.25%          0.00%
-------------------------------------------------------------------------------------------------------------
Service Plan fee(3)                                                 0.15%          0.10%          0.05%
-------------------------------------------------------------------------------------------------------------
Other expenses                                                      0.55%          0.55%          0.55%
-------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                  1.40%          1.10%          0.80%
-------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12-31-07)(4)      0.50%          0.50%          0.50%
-------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                    0.90%          0.60%          0.30%
-------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                               0.76%          0.76%          0.76%
-------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and                                1.66%          1.36%          1.06%
Underlying Fund expenses
-------------------------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

------------------------------------------
Expenses         Year 1         Year 3
------------------------------------------
Class R3         $ 169          $ 628
------------------------------------------
Class R4         $ 138          $ 536
------------------------------------------
Class R5         $ 108          $ 444
------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Funds assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of the Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

(3) Fees paid by the Portfolio to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares.

(4) The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses to the extent that other expenses exceed 0.05% of the average annual net assets. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                    PORTFOLIO  5

--------------------------------------------------------------------------------
Other permitted investments

The Portfolio may:

-    Purchase U.S. government securities and short-term paper.
- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").
- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Portfolio, including exchange traded funds.
-    Purchase domestic and foreign equity and fixed-income securities.
- Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.
- Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.
- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
     Section 12 of the 1940 Act.
- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.
- Make short sales of securities (borrow and sell securities not owned by the Portfolio), either to realize appreciation when a security that the Portfolio does not own declines in value or as a hedge against potential declines in the value of a Portfolio security.
- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Portfolio may use various investment strategies such as hedging and other related transactions. For example, the Portfolio may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Portfolio. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolio also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions Risks" in both the prospectus and the Statement of Additional Information ("SAI").


--------------------------------------------------------------------------------
Temporary defensive investing

The Portfolio may invest up to 100% of its assets in cash or money market instruments for the purpose of:

-    meeting redemption requests,
-    making other anticipated cash payments, or
- protecting the Portfolio in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

To the extent the Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.


--------------------------------------------------------------------------------
Management of the Portfolio

Subject to the limitations described above, the Portfolio may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolio. Such adjustments may be made, for example, to increase or decrease the Portfolio's holdings of particular asset classes, to adjust portfolio quality or the duration of fixed-income securities or to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

6 PORTFOLIO

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Who can buy Class R3, R4 and
R5 shares

Class R3, R4 and R5 shares are available to certain types of investors, as noted below:

- Qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")("529 Plans") distributed by John Hancock or one of its affiliates.
- Retirement Plans ("Retirement Plans") including pension, profit sharing and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.
- Class R shares are available only to Retirement Plans where the shares are held on the books of the Portfolio through omnibus accounts (either at the plan level or at the level of the financial service firm).
- Rollover individual retirement accounts are available for participants whose plans are already invested in Class R3, R4 or R5 shares.
- Retirement Plans and other plans (except 529 Plans) not currently invested in Class A, B and C shares, which are described in a separate prospectus, may invest only in Class R3, R4 and R5 shares.

Class R3, R4 and R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.


--------------------------------------------------------------------------------
Class R3, R4 and R5 shares
cost structure

The Class R3, R4 and R5 shares of the Portfolio are sold without any front-end or deferred sales charges. Each of the R3 and R4 share classes has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares.

--------------------------------------------------------------------------------
Class R3
--------------------------------------------------------------------------------
-    Distribution and service (12b-1) fees of 0.50%.

--------------------------------------------------------------------------------
Class R4
--------------------------------------------------------------------------------
-    Distribution and service (12b-1) fees of 0.25%.

Each Portfolio has adopted Service Plans for the Class R3, R4 and R5 shares which authorize the Portfolio to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Portfolios by Retirement Plans. The service fee is a specified percentage of the average daily net assets of the Portfolio's share class held by plan participants and is 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any plan which may use the Portfolio as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees
Rule 12b-1 fees will be paid to the Portfolios' distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the Portfolio, which have their own expense structure, may be offered in separate prospectuses.

Your broker dealer or agent may charge you a fee to effect transactions in Portfolio shares.

Additional payments to financial intermediaries
Shares of the Portfolio are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolio in two principal ways:

-    directly, by the payment of sales commissions, if any;
-    indirectly, as a result of the Portfolios paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Portfolio's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolio and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolio net assets, which, as well as benefiting the Portfolio, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Portfolio in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Portfolio, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Portfolio.

The SAI discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolio, as well as about fees and/or commissions it charges.

                                                                  YOUR ACCOUNT 7

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Portfolio, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Portfolio. If your intermediary provides these services, the investment adviser or the Portfolio may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolio.


--------------------------------------------------------------------------------
Opening an account

1    Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who Can Buy Class R3, R4 and R5 Shares."

3 Eligible Retirement Plans generally may open an account and purchase Class R3, R4 and R5 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R3, R4 and R5 shares of the Portfolio. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. There is no minimum initial investment for Class R3, R4 and R5 shares. A Retirement Plan participant can obtain a Retirement Plan application or a rollover individual retirement account application from his or her financial representative, plan administrator or by calling John Hancock Signature Services, Inc. ("Signature Services"), JHF II's transfer agent at 1-888-972-8696.


--------------------------------------------------------------------------------
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect the Portfolio as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Portfolio.


--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for the Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for the Portfolio is calculated based upon the NAVs of the Underlying Funds and other investments in which it invests. The prospectus for the Underlying Funds explain the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.

Buy and Sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests
The Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges
You may exchange Class R3, R4 and R5 shares for the same class of other John Hancock funds that are available through your plan, or Money Market Fund Class A shares without paying a sales charge. The registration for both accounts must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R3, R4 and R5 shares.

Excessive trading
The Portfolio is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Portfolio can disrupt investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determines that accepting the order could interfere with the efficient management of the Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolio's NAV at the conclusion of the delay period. The Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

8 YOUR ACCOUNT

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
The Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain Retirement Plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a the Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolio to detect and curtail excessive trading practices, a significant percentage of the Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a the Portfolio. For example, the ability of the Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Portfolio's beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

Excessive trading risk
To the extent that the Portfolio or its agents are unable to curtail excessive trading practices in the Portfolio, these practices may interfere with the efficient management of the Portfolio, and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased Portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities

Any frequent trading strategies may interfere with efficient management of the Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account Information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares
The Portfolios do not issue share certificates. Shares are electronically recorded.

                                                                  YOUR ACCOUNT 9

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


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Dividends and account policies

Account statements
In general, you will receive account statements as follows (for rollover IRA accounts only):

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance;
-    after any changes of name or address of the registered owner(s);
-    in all other circumstances, at least quarterly.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends
The Portfolio generally declares and pays income dividends annually. Capital gains, if any, are distributed annually, typically after the end of the Portfolio's fiscal year.

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge ("CDSC") will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if your investment is not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


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Additional investor services

Disclosure of portfolio holdings
The Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

10 YOUR ACCOUNT

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Risks of investing in the Portfolio
--------------------------------------------------------------------------------

Commodity risk
Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Derivatives risk
The Portfolio's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Fund of funds risk
The Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

Investment company securities risk
The Portfolio bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolio is not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolio is non-diversified, the risks associated with non-diversification are lower for the Portfolio because it allocates its assets among multiple Underlying Funds.

Short sales risk
Short sales involve costs and risk. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.

                                          RISKS OF INVESTING IN THE PORTFOLIO 11

--------------------------------------------------------------------------------
Information about the Underlying Funds
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Risks of investing in Underlying Funds

By owning shares of Underlying Funds, the Portfolio indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that the Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.

Fixed-income securities risk
Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so

12 INFORMATION ABOUT THE UNDERLYING FUNDS rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category
Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk
Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- Risk to principal and income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis. While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social,

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 13
economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

14 INFORMATION ABOUT THE UNDERLYING FUNDS

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act, as amended. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 15

--------------------------------------------------------------------------------
Information about the Underlying Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of Funds

The Portfolio may invest in any of the Funds. The following tables set forth, separately for the fixed income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolio may also invest in other Underlying Funds not described in the chart.

--------------------------------------------------------------------------------
Fixed-Income Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                         0.70%           Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                    assets in a diversified mix of debt securities and instruments.
and MFC Global Investment Management
(U.S.), LLC
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                           0.82%           Seeks total return consisting of income and capital appreciation by
Wells Capital Management, Incorporated                   normally investing in a broad range of investment-grade debt securities.
                                                         The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                         0.79%           Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management                            capital and prudent investment management by investing primarily in
Company LLC                                              fixed-income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU) and the U.S. dollar.
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                         0.74%           Seeks high current income by normally investing at least 80% of its assets
MFC Global Investment Management                         in U.S. and foreign fixed-income securities rated BB/Ba or lower and their
(U.S.), LLC                                              unrated equivalents.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                          0.71%           Seeks to realize an above-average total return over a market cycle of three
Western Asset Management Company                         to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund             0.79%           Seeks a high level of current income consistent with the maintenance of
Wellington Management Company, LLP                       principal and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Fund may also invest up to 20% of its assets in non-investment grade fixed income securities.
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                    0.75%           Seeks maximum return, consistent with preservation of capital and prudent
Pacific Investment Management                            investment management, by normally investing at least 80% of its net assets
Company LLC                                              in inflation-indexed bonds of varying maturities issued by the U.S. and
                                                         non-U.S. governments and by corporations.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                     0.69%           Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                    assets in a diversified mix of debt securities and instruments.

16 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                     0.94%           Seeks a high level of current income with moderate share price fluctuation.
T. Rowe Price Associates, Inc.                           The Fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The Fund normally invests in investment grade corporate, and foreign and emerging market fixed income securities, income-oriented stocks (up to 40% of its assets), short-term securities, asset-backed and mortgage related securities and U.S. Government securities. The Fund may invest up to 40% of its assets in high yield fixed-income securities (commonly known as "junk bonds").
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                      0.77%           Seeks a high level of total return consistent with preservation of capital
Western Asset Management Company                         by giving its subadviser broad discretion to deploy the Fund's assets among certain segments of the fixed income market in the manner the subadviser believes will best contribute to achieving the Fund's investment goal.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                    0.80%           Seeks a high level of current income by normally investing primarily in:
MFC Global Investment Management                         foreign government and corporate debt securities from developed and
(U.S.), LLC                                              emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.
------------------------------------------------------------------------------------------------------------------------------------
Total Bond Market Fund                   0.57%           Seeks to track the performance of the Lehman Brothers Aggregate Index
Declaration Management & Research LLC                    (which represents the U.S. investment grade bond market). The Fund normally invests at least 80% of its assets in securities listed in this Index. The
                                                         Fund is an intermediate-term bond fund of high and medium credit quality.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                        0.77%           Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management                            capital and prudent investment management, by normally investing at least
Company LLC                                              65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          0.72%           Seeks a high level of current income, consistent with preservation of
Western Asset Management Company                         capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                0.82%           Seeks total return with a high level of current income by normally
Wells Capital Management, Incorporated                   investing primarily in below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

--------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                           0.50%           Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                         equity market index by attempting to track the performance of the S&P 500
(U.S.A.) Limited                                         Composite Stock Price Index.*
------------------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                        0.82%           Seeks long-term growth of capital by investing primarily in common stocks
Deutsche Investment Management                           and other equity securities within all asset classes (small-, mid- and
Americas Inc.                                            large-cap), primarily those within the Russell 3000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                      0.94%           Seeks long-term capital appreciation by normally investing its assets
AIM Capital Management, Inc.                             principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 17

------------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                    0.89%              Seeks capital appreciation by investing in equity securities of U.S. and
Lord, Abbett & Co. LLC                                   multinational companies in all capitalization ranges that the subadviser believes are undervalued.
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                 0.85%              Seeks to achieve long-term growth of capital (current income is a secondary
T. Rowe Price Associates, Inc.                           objective) by normally investing at least 80% of its total assets in the common stocks of large- and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund             0.79%              Seeks long-term capital growth by investing at least 65% of its total
Jennison Associates LLC                                  assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to-large capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                    0.90%              Seeks long-term growth of capital by normally investing at least 80% of its
Pzena Investment Management, LLC                         net assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                      0.83%              Seeks long-term capital growth by normally investing primarily in equity
Legg Mason Capital Management, Inc.                      securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.
------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                   1.05%              Seeks long-term growth of capital by investing in stocks and other equity
Deutsche Investment Management                           securities of medium-sized U.S. companies with strong growth potential.
Americas Inc.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                  0.93%              Seeks superior long-term rates of return through capital appreciation by
MFC Global Investment Management                         normally investing primarily in high quality securities and convertible
(U.S.), LLC                                              instruments of small-cap U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund           1.03%              Seeks long-term capital appreciation by investing, under normal market
RCM Capital Management LLC                               conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*
------------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                    0.85%              Seeks to provide substantial dividend income and also long-term capital
T. Rowe Price Associates, Inc.                           appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund               0.92%              Seeks growth of capital by normally investing at least 80% of its net
Davis Selected Advisers, L.P.                            assets (plus any borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least
                                                         50% of its revenues are derived from its provision of financial services.
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                0.81%              Seeks growth of capital by normally investing primarily in common stocks of
Davis Selected Advisers, L.P.                            U.S. companies with market capitalizations of at least $10 billion. The
                                                         Fund may also invest in U.S. companies with smaller capitalizations.
------------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                1.00%              Seeks total return, consisting of long-term capital appreciation and
UBS Global Asset Management                              current income, by investing in equity and fixed income securities of
(Americas) Inc.                                          issuers located within and outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                           1.00%              Seeks long-term capital appreciation by normally investing at least 80% of
Templeton Global Advisors Limited                        its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

18 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                     0.77%           Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                              0.90%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Growth Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                0.90%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-
                                                         and mid-cap companies"). The Fund normally invests at least 80% of its assets in investments in small- and mid-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                  1.06%           Seeks to achieve a combination of long-term capital appreciation and
Deutsche Investment Management                           current income by investing at least 80% of net assets in equity securities
Americas Inc.                                            of real estate investment trusts ("REIT") and real estate companies including foreign REITs and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                     1.15%           Seeks long-term capital appreciation by normally investing at least 80% of
T. Rowe Price Associates, Inc.                           its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund          0.58%           Under normal market conditions, the Fund invests at least 80% of its assets
SSgA Funds Management, Inc.                              in securities listed in the Morgan Stanley Capital International All
                                                         Country World Excluding U.S. Index (the "MSCI ACW ex-US Index"). As of
                                                         August 31, 2006, the market capitalizations of companies included in the
                                                         MSCI ACW ex-US Index ranged from $26.3 million to $277.0 billion.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                1.10%           Seeks long term capital appreciation by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the S&P Citigroup Primary Market Index ("PMI") Europe, Pacific,
                                                         Asia Composite ("EPAC") Growth Style Index. The Fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         1.00%           Seeks long-term growth of capital by normally investing at least 65% of its
Marsico Capital Management, LLC                          assets in common stocks of foreign companies selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund             1.13%           Seeks long-term capital appreciation by investing primarily in the common
Templeton Investment Counsel, LLC                        stock of smaller companies outside the U.S. and normally invests at least
                                                         80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small-company securities").
------------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund         1.14%           Seeks long-term capital appreciation by primarily investing its assets in
Dimensional Fund Advisors Inc.                           equity securities of non-U.S. small companies of developed and emerging markets under normal market conditions.
------------------------------------------------------------------------------------------------------------------------------------
International Value Fund                 0.96%           Seeks long-term growth of capital by normally investing primarily in equity
Templeton Investment Counsel, Inc.                       securities of companies located outside the U.S., including emerging markets.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 19

------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     0.88%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Value Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                           0.82%           Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management                              current income, by normally investing at least 80% of its net assets (plus
(Americas) Inc.                                          borrowings for investment purposes, if any) in equity securities of U.S.
                                                         large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     0.88%           Seeks long-term growth of capital by normally investing, primarily in a
BlackRock Investment Management, LLC                     diversified portfolio of equity securities of large-cap companies located in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                             0.79%           Seeks income and long-term capital appreciation by investing primarily in a
Grantham, Mayo, Van Otterloo & Co. LLC                   diversified mix of common stocks of large- and mid-sized U.S. companies;
and Declaration Management &                             and bonds with an overall intermediate term average maturity. The Fund
Research LLC                                             employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                       0.56%           Seeks to approximate the aggregate total return of a mid-cap U.S. domestic
MFC Global Investment Management                         equity market index by attempting to track the performance of the S&P Mid
(U.S.A.) Limited                                         Cap 400 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                       0.91%           Seeks long-term growth of capital by normally investing at least 80% of its
Wellington Management Company, LLP                       net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Fund tends to invest in companies having market capitalizations similar to those of companies included in the Russell
                                                         Midcap Index.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                0.97%           Seeks to provide long-term growth of capital by investing at least 80% of
RiverSource Investments, LLC                             its net assets in equity securities of medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                       0.92%           Seeks capital appreciation by normally investing at least 80% of its net
Lord, Abbett & Co. LLC                                   assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Midcap Index.*
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                   1.07%           Seeks long-term total return by normally investing primarily in equity and
Wellington Management Company, LLP                       equity-related securities of natural resource-related companies worldwide.
------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                         1.00%           Seeks long-term growth of capital by investing in a diversified portfolio
MFC Global Investment Management                         comprised primarily of common stocks and equity-related securities of
(U.S.A.) Limited                                         corporations domiciled in countries in the Pacific Rim region.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                1.39%           Seeks long-term growth of capital by normally investing primarily in equity
MFC Global Investment Management                         securities of U.S companies. The Fund will generally focus on equity
(U.S.A.) Limited                                         securities of U.S. companies across the three market capitalization ranges of large, mid and small.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                0.80%           Seeks long-term growth of capital by normally investing at least 80% of its
MFC Global Investment Management                         total assets (plus any borrowings for investment purposes) in U.S. mid-cap
(U.S.A.) Limited                                         stocks, convertible preferred stocks, convertible bonds and warrants.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                  0.74%           Seeks long-term capital appreciation by investing primarily in large-cap
MFC Global Investment Management                         U.S. securities with the potential for long-term growth of capital.
(U.S.A.) Limited

20 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                  0.89%           Seeks to provide long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                           appreciation and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund              0.77%           Seeks to achieve a combination of long-term capital appreciation and
Deutsche Investment Management                           current income by normally investing at least 80% of its net assets (plus
Americas Inc.                                            any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                1.15%           The Fund invests, under normal market conditions, at least 80% of its net
T. Rowe Price Associates, Inc. and RCM                   assets (plus any borrowing for investment purposes) in the common stocks of
Capital Management LLC                                   companies expected to benefit from the development, advancement and/or use of science and technology. For purposes of satisfying this requirement, common stocks may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                           0.91%           Seeks maximum capital appreciation consistent with reasonable risk to
Independence Investments LLC                             principal by normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                    1.17%           Seeks long-term capital appreciation by normally investing primarily in
Wellington Management Company, LLP                       small-cap companies believed to offer above average potential for growth in revenues and earnings.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                     0.56%           Seeks to approximate the aggregate total return of a small-cap U.S.
MFC Global Investment Management                         domestic equity market index by attempting to track the performance of the
(U.S.A.) Limited                                         Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund             1.05%           Seeks long-term capital appreciation by normally investing at least 80% of
Munder Capital Management                                its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     1.17%           Seeks long-term capital appreciation by normally investing at least 80% of
Wellington Management Company, LLP                       its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                       1.29%           Seeks long-term capital growth by normally investing primarily in equity
American Century Investment                              securities of smaller-capitalization U.S. companies. The subadviser uses
Management, Inc.                                         quantitative, computer- driven models to construct the Fund's portfolio of stocks.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                1.16%           Seeks long-term growth of capital by normally investing at least 80% of its
AIM Capital Management, Inc.                             assets in securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                 1.07%           Seeks long-term growth of capital by investing primarily in small companies
T. Rowe Price Associates, Inc.                           whose common stocks are believed to be undervalued. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*
------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                       1.04%           Seeks long-term capital growth by normally investing at least 80% of its
ClearBridge Advisors, LLC                                net assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment do not exceed (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 21

------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund            0.59%           Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                         equity market index by attempting to track the performance of the Wilshire
(U.S.A.) Limited                                         5000 Equity Index.*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund          0.74%           Seeks long-term growth of capital by normally investing primarily in common
Sustainable Growth Advisers, L.P.                        stocks of "U.S. Global Leaders" companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                   0.82%           Seeks long-term capital appreciation. The Fund normally invests in
Grantham, Mayo, Van Otterloo & Co. LLC                   securities in the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S.*
------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                           0.95%           Seeks capital growth and current income (income above that available from a
Massachusetts Financial Services Company                 portfolio invested entirely in equity securities) by normally investing at least 80% of its net assets (plus any borrowings for investment purposes)
                                                         in equity and debt securities of domestic and foreign companies in the utilities industry.
------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund               0.92%           Seeks long-term capital appreciation by investing primarily (at least 65%
UST Advisers, Inc.                                       of its assets) in common stocks of U.S. and foreign companies whose share price in the opinion of the subadviser, do not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company. In choosing investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                               0.98%           Seeks to realize an above-average total return over a market cycle of three
Morgan Stanley Investment Management                     to five years, consistent with reasonable risk, by investing primarily in
Inc. d/b/a Van Kampen                                    equity securities of companies with capitalizations similar to the market capitalizations of companies in the Russell Midcap Value Index.*
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 0.90%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                         ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                               1.02%           Seeks long-term capital growth by normally investing in common stocks of
American Century Investment                              U.S. and foreign companies that are medium-sized and smaller at the time of
Management, Inc.                                         purchase. The Fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

--------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds III
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                        0.90%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Value Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

22 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                              1.17%           Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                   the S&P/Citigroup Primary Market Index ("PMI") World Growth Index. The Fund
                                                         typically invests in a diversified portfolio of equity investments from the world's developed markets.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                              1.28%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Growth Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                1.56%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                         ("small-cap companies"). The Fund normally invests at least 80% of its assets in investments in small-cap companies.
------------------------------------------------------------------------------------------------------------------------------------
International Core Fund                  1.35%           Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                   the MSCI EAFE Index. The Fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                1.68%           Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                   the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia
                                                         Composite ("EPAC") Growth Style Index.* The Fund typically invests in a diversified mix of equity investments from developed markets outside the
                                                         U.S.
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     1.34%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Value Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                           1.34%           Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                 0.85%           Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. The Fund typically holds between 40 and 80 stocks.
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 1.38%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                         ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500
     Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 23

--------------------------------------------------------------------------------
Portfolio details
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Business structure

The diagram below shows the basic business structure used by JHF II. The Portfolio is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolio.

The Trustees have the power to change the investment goal of the Portfolio without shareholder approval.

Management fees
The Portfolio pays the Adviser a management fee for its service to the Portfolio. The management fee has two components: (a) a fee on assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Absolute Return Trust, a series of John Hancock Trust (collectively, the "Absolute Return Funds") determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Portfolio.

--------------------------------------------------------------------------------
Advisory Fee on Affiliated Fund Assets
--------------------------------------------------------------------------------

                                         Between $200
                          First          million and    Excess over
                          $200 million   $500 million   $500 million
--------------------------------------------------------------------
Aggregate Net Assets of
Absolute Return Funds     0.150%         0.1250%        0.100%
--------------------------------------------------------------------

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds, determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Portfolio.

--------------------------------------------------------------------------------
Advisory Fee on Other Assets
--------------------------------------------------------------------------------

                                         Between $200
                          First          million and    Excess over
                          $200 million   $500 million   $500 million
--------------------------------------------------------------------
Aggregate Net Assets of
Absolute Return Funds     0.600%         0.575%         0.550%
--------------------------------------------------------------------

                                                               --------------
                                                                Shareholders -----------------------|
                                                               --------------                       |
                                                                     |                              |
                                                                     |                              |
            |---                                -----------------------------------------------     |
            |                                            Financial services firms and               |
            |                                                their representatives                  |
            |                                                                                       |
            |                                           Advise current and prospective              |
            |     Distribution and     |-------- shareholders on their Portfolio investments,  -----|
            |   shareholder services   |         often in the context of an overall financial       |
                                                                       plan.                        |
            |                          |        -----------------------------------------------     |
            |                          |                                                            |
            |                          |                                                            |
            |     -------------------------------------------              --------------------------------------------------
            |                 Principal distributor                                          Transfer agent
            |
            |                John Hancock Funds, LLC                              John Hancock Signature Services, Inc.
            |
            |        Markets the Portfolios and distributes                  Handles shareholder services, including record-
            |      shares through selling brokers, financial                keeping and statements, distribution of dividends
            |    planners  and other financial representatives.                  and processing of buy and sell requests.
            |---  -------------------------------------------              --------------------------------------------------
                                       |                                                            |
                                       |                                                            |
                                       --------------------------------------------------------------
                                                                    |
--------------------------------     --------------------------------- |  ----------------------------------------             ---|
           Subadviser                       Investment adviser         |                   Custodian                              |
                                                                       |                                                          |
 MFC Global Investment Management         John Hancock Investment      |         State Street Bank & Trust Company                |
        (U.S.A.) Limited                 Management Services, LLC      |             2 Avenue de Lafayette                        |
      200 Bloor Street East                 601 Congress Street        |               Boston, MA 02111                   Asset   |
Tortanto, Ontario, Canada MAW 1ES  ---    Boston, MA 02210-2805        |                                               management |
                                                                       |     Holds the Portfolio's assets, settles                |
  Provides portfolio management           Manages the Portfolio's      |    all portfolio trades and collects most                |
          to the Portfolios.              business and investment      |       of the valuation data required for                 |
                                      |        activities.                         calculating the fund's NAV.                    |
--------------------------------     -------------------------------   |  ----------------------------------------             ---|
              |                                     |                  |                    |
              |                                     |                  |                    |
--------------------------------                    ----------------------------------------
        Sub-subadviser                                                 |
                                                                       |
    MFC Global Investment                              -----------------------------------
    Management (U.S.) LLC                                          Trustees
    101 Huntington Avenue
    Boston, MA 02199-7603                              Oversee the Portfolio's activities.
                                                       -----------------------------------
   Provides portfolio management
        to the Portfolio.
--------------------------------

24 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Business structure

Subadviser
MFC Global (U.S.A.) is the subadviser to the Portfolio and formulates a continuous investment program for the Portfolio consistent with its investment goal and strategies. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC. The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to its investments and the investments decisions made by the Adviser or subadviser to an investment company or similar entity which is purchased by the Portfolio.

MFC Global Investment Management (U.S.) LLC ("MFC Global (U.S.)"), an affiliate of MFC Global (U.S.A.), has a sub-subadvisory agreement with MFC Global (U.S.A.). MFC Global (U.S.) assists in providing portfolio management to MFC Global (U.S.A.) in the management of the Portfolio.

The subadviser is compensated by the Adviser, and not by the Portfolio. Similarly, MFC Global (U.S.) is compensated by the subadviser, and not by the Portfolio.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Portfolio or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Portfolio is able from time to time to change Portfolio subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio managers
Steve Orlich (since inception), Mark Schmeer (since inception) and Barry Evans (since inception) are the co-portfolio managers for the Portfolio. Mr. Orlich joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. Mr. Schmeer joined MFC Global (U.S.A.) in 1995 and is Senior Vice President and Managing Director, North American Equities, for MFC Global (U.S.A.) as well as Chief Investment Officer of MFC Global (U.S.). Mr. Evans joined John Hancock Advisers, the sister firm of MFC Global (U.S.) in 1986 and is President and Chief Operating Officer of MFC Global (U.S.) with responsibility for all U.S. and international fixed income strategies managed by the firm.

Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Portfolio and their ownership of Portfolio shares, if any.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Portfolio is available in the Portfolio's annual report to shareholders for the period ended August 31, 2006.

Financial highlights
Financial highlights are not yet available for the Portfolio which is newly organized.

                                                                 FUND DETAILS 25

For more information

Two documents are available that offer further information on the Portfolio:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Portfolio, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report or the SAI of the Portfolio, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com

Or you may view or obtain these documents and other information about the Fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102 (duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

(C)2006 JOHN HANCOCK FUNDS, LLC ARRPN 12/06

[LOGO] John Hancock(R)
---------------------------
       the future  is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

[LOGO] John Hancock(R)
----------------------
       MUTUAL FUNDS


                                                                   John Hancock
                                                       Absolute Return Portfolio
--------------------------------------------------------------------------------

                                                                 CLASS 1 SHARES








--------------------------------------------------------------------------------

Prospectus
12.31.2006


As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

     ABSOLUTE RETURN PORTFOLIO                                                 4
     ---------------------------------------------------------------------------

     YOUR ACCOUNT
     ---------------------------------------------------------------------------
     Class 1 shares cost structure                                             7
     Transaction policies                                                      7
     Dividends and account policies                                            9
     Additional investor services                                             10

     RISKS OF INVESTING IN THE PORTFOLIO                                      11
     ---------------------------------------------------------------------------

     INFORMATION ABOUT THE UNDERLYING FUNDS
     ---------------------------------------------------------------------------
     Risks of investing in Underlying Funds                                   12
     Description of Funds                                                     16

     FUND DETAILS
     ---------------------------------------------------------------------------
     Business structure                                                       24
     Financial highlights                                                     26

     FOR MORE INFORMATION                                             BACK COVER
     ---------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

ABSOLUTE RETURN PORTFOLIO
This prospectus provides information about the Absolute Return Portfolio (the "Portfolio"), which is a fund of John Hancock Funds II ("JHF II"). The Portfolio is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III"), and may also invest in other affiliated funds (each referred to as a "Fund") of the John Hancock funds complex. The Portfolio may also invest in nonaffiliated funds (each referred to as a "Nonaffiliated Underlying Funds"). (Collectively, the Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds").

This prospectus relates to the Class 1 shares of the Portfolio. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS
Mutual funds such as the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Portfolio, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC (the "Adviser") is the Portfolio's investment adviser. The Adviser administers the business and affairs of the Portfolios and retains and compensates MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), the subadviser, to manage the assets of the Portfolio.

The Adviser and the subadviser to the Portfolio are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------
A concise description of the Portfolio begins on the next page. The description provides the following information:


[Graphic]     Goal and strategy

               The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[Graphic]     Past performance

               The Portfolio's total return, measured year-by-year and over time.

[Graphic]     Principal risks

               The major risk factors associated with the Portfolio.

[Graphic]     Your expenses

               The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

Absolute Return Portfolio
--------------------------------------------------------------------------------

[Graphic] Goal and strategy

GOAL: The Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.

STRATEGY: To pursue this goal, the Portfolio invests in a number of the other Funds of the John Hancock fund complex primarily either in equity securities or fixed income securities.

The Portfolio may also invest in the securities of other investment companies and in other types of investments as described below.

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve an average annual total rate of return for the Portfolio that meets or exceeds the Consumer Price Index (All Urban Consumers) plus 6% (before fees) over a long-term time horizon (approximately five to eight years) while attempting to maintain a low probability of negative returns in any 12-month time period. The Adviser and the subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

The Portfolio may invest in various Funds of JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds.

--------------------------------------------------------------------------------
[Graphic] Past performance

This section normally shows how the Portfolio's total return has varied from year to year, along with a broad-based market index for reference. Because the Portfolio has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

4 PORTFOLIO

[Graphic] Principal risks

The principal risks of investing in the Portfolio (which include the risks of any underlying investment company or similar entity purchased by the Portfolio) that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of Investing in the Portfolio" and "Information about the Underlying Funds."

|_|  Commodity risk
|_|  Derivative risk
|_|  Fund of funds risk
|_|  Investment company securities risk
|_|  Non-diversification risk
|_|  Short sales risk
|_|  Equity securities risk
|_|  Foreign securities risk
|_|  Liquidity risk
|_|  Fixed-income securities risk
     |_|  Credit and counterparty risk
     |_| Lower rated fixed income securities and high yield securities risk |_| Interest rate risk
|_|  Hedging and other strategic transactions risk
|_|  Management risk

SUBADVISER

MFC Global (U.S.A.)

FUND CODES

Class 1
CUSIP               41015E742
SEC number          811-21779

--------------------------------------------------------------------------------
[Graphic] Your expenses

Operating expenses are paid from the Portfolio's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                        Class 1
--------------------------------------------------------------------------------
Management fee(2)                                                   0.20%
Distribution and service (12b-1) fees                               0.05%
Other expenses                                                      0.55%
Total Portfolio operating expenses                                  0.80%
Contractual expense reimbursement (at least until 12-31-07)(3)      0.50%
Net Portfolio operating expenses                                    0.30%
Underlying Fund expenses(4)                                         0.82%
Net Portfolio operating expenses and Underlying Fund expenses       1.12%

The hypothetical example below shows what your expenses would be after any contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

-------------------------------
Expenses      Year 1     Year 3
-------------------------------
Class 1     $114       $461

(1)  Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of the Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Portfolio Details -- Management Fees" for further information.

(3) The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses to the extent that other expenses exceed 0.05% of the average annual net assets. This agreement remains in effect until December 31, 2007 and may thereafter be terminated by the Adviser at any time.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among the Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

                                                                    PORTFOLIO  5

--------------------------------------------------------------------------------
Other permitted investments

The Portfolio may:

|_|  Purchase U.S. government securities and short-term paper.
|_| Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").
|_| Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Portfolio, including exchange traded funds.
|_|  Purchase domestic and foreign equity and fixed-income securities.
|_| Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.
|_| Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.
|_| Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
     Section 12 of the 1940 Act.
|_| Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.
|_| Make short sales of securities (borrow and sell securities not owned by the Portfolio), either to realize appreciation when a security that the Portfolio does not own declines in value or as a hedge against potential declines in the value of a Portfolio security.
|_| Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Portfolio may use various investment strategies such as hedging and other related transactions. For example, the Portfolio may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Portfolio. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolio also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transaction Risks" in both the prospectus and the Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
Temporary defensive investing

The Portfolio may invest up to 100% of its assets in cash or money market instruments for the purpose of:

|_|  meeting redemption requests,
|_| making other anticipated cash payments, or |_| protecting the Portfolio in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

To the extent the Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

--------------------------------------------------------------------------------
Management of the Portfolio

Subject to the limitations described above, the Portfolio may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolio. Such adjustments may be made, for example, to increase or decrease the Portfolio's holdings of particular asset classes, to adjust portfolio quality or the duration of fixed-income securities or to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund's subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

6 PORTFOLIO

Your account

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Class 1 shares cost structure

The Class 1 shares of the Portfolio are sold without any front-end or deferred sales charges. The share class has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

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Class 1
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|_|  Distribution and service (12b-1) fees of 0.05%.
|_| Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the "John Hancock Insurance Companies") that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.
|_| The performance and expenses information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use the Portfolio as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees
Rule 12b-1 fees will be paid to the Portfolio's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the Portfolio, which have their own expense structure, may be offered in separate prospectuses.

Your broker dealer or agent may charge you a fee to effect transactions in Portfolio shares.

Additional payments to financial intermediaries
Shares of the Portfolio are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolio in two principal ways:

|_| directly, by the payment of sales commissions, if any; and |_| indirectly, as a result of the Portfolio paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Portfolio shares. The Distributor, agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolio and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolio's net assets, which, as well as benefiting the Portfolio, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Portfolio in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Portfolio, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Portfolio.

The SAI discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolio, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Portfolio, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Portfolio. If your intermediary provides these services, the Adviser or the Portfolio may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolio.

Broker compensation and revenue
sharing arrangements
The John Hancock Insurance Companies and certain of their separate accounts that are exempt from SEC registration may use Class 1 shares of JHF II as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans (the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHF II understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. The Trust also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for the Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for the Portfolio is calculated based upon the NAVs of the Underlying Funds and other investments in which it invests. The prospectus for the

                                                                  YOUR ACCOUNT 7

Underlying Funds explain the circumstances under which those Underlying Funds use fair-value pricing and the effects of doing so.

Buy and sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests
The Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive trading
The Portfolio is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Portfolio can disrupt investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of the Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolio's NAVs at the conclusion of the delay period. The Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
The Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolio to detect and curtail excessive trading practices, a significant percentage of the Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a the Portfolio. For example, the ability of the Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Portfolio's beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

8 YOUR ACCOUNT

Excessive trading risk
To the extent that the Portfolio or its agents are unable to curtail excessive trading practices in the Portfolio, these practices may interfere with the efficient management of the Portfolio, and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

|_| A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
|_| A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
|_| A fund that invests a significant portion of its assets in below investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of the Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares
The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
Dividends and account policies

Dividends
The Portfolio generally declares and pays income dividends annually. Your income dividends begin accruing the day after payment is received by the Portfolio and continue through the day your shares are actually sold. Capital gains, if any, are distributed annually, typically after the end of the Portfolio's fiscal year.

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if your investment is not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Account statements
The Portfolio will provide account statements and other account information to shareholders as provided in participation agreements with the insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

                                                                  YOUR ACCOUNT 9

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Additional investor services

Disclosure of portfolio holdings
The Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

10 YOUR ACCOUNT

Risks of Investing in the Portfolio
--------------------------------------------------------------------------------

Commodity risk
Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Derivatives risk
The Portfolio's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Fund of funds risk
The Portfolio's ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

Investment company securities risk
The Portfolio bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Portfolio is not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified." Although the Portfolio is non-diversified, the risks associated with non-diversification are lower for the Portfolio because it allocates its assets among multiple Underlying Funds.

Short sales risk
Short sales involve costs and risk. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.

                                          RISKS OF INVESTING IN THE PORTFOLIO 11

Information about the Underlying Funds

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Risks of investing in Underlying Funds
By owning shares of Underlying Funds, the Portfolio indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that the Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities which invest primarily in growth securities are subject to these risks.

Fixed-income securities risk
Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so

12 INFORMATION ABOUT THE UNDERLYING FUNDS rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category
Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk
Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

|_| Risk to principal and income Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
|_| Price volatility The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
|_| Liquidity The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
|_| Dependence on subadviser's own credit analysis While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social,

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 13
economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Funds contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

14 INFORMATION ABOUT THE UNDERLYING FUNDS

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
Each Underlying Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

Non-diversification risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act, as amended. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 15

Information about the Underlying Funds

--------------------------------------------------------------------------------
Description of Funds

The Portfolio may invest in any of the Funds. The following tables set forth, separately for the fixed income and the equity Funds of each of JHF II and JHF
III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in JHF II's SAI and in the prospectus for these Funds. The Portfolio may also invest in other Underlying Funds not described in the chart.

--------------------------------------------------------------------------------
Fixed-Income Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                         0.70%           Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                    assets in a diversified mix of debt securities and instruments.
and MFC Global Investment Management
(U.S.), LLC
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                           0.82%           Seeks total return consisting of income and capital appreciation by
Wells Capital Management, Incorporated                   normally investing in a broad range of investment-grade debt securities.
                                                         The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                         0.79%           Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management                            capital and prudent investment management by investing primarily in
Company LLC                                              fixed-income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU) and the U.S. dollar.
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                         0.74%           Seeks high current income by normally investing at least 80% of its assets
MFC Global Investment Management                         in U.S. and foreign fixed-income securities rated BB/Ba or lower and their
(U.S.), LLC                                              unrated equivalents.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                          0.71%           Seeks to realize an above-average total return over a market cycle of three
Western Asset Management Company                         to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund             0.79%           Seeks a high level of current income consistent with the maintenance of
Wellington Management Company, LLP                       principal and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Fund may also invest up to 20% of its assets in non-investment grade fixed income securities.
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                    0.75%           Seeks maximum return, consistent with preservation of capital and prudent
Pacific Investment Management                            investment management, by normally investing at least 80% of its net assets
Company LLC                                              in inflation-indexed bonds of varying maturities issued by the U.S. and
                                                         non-U.S. governments and by corporations.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                     0.69%           Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                    assets in a diversified mix of debt securities and instruments.

16 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                     0.94%           Seeks a high level of current income with moderate share price fluctuation.
T. Rowe Price Associates, Inc.                           The Fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The Fund normally invests in investment grade corporate, and foreign and emerging market fixed income securities, income-oriented stocks (up to 40% of its assets), short-term securities, asset-backed and mortgage related securities and U.S. Government securities. The Fund may invest up to 40% of its assets in high yield fixed-income securities (commonly known as "junk bonds").
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                      0.77%           Seeks a high level of total return consistent with preservation of capital
Western Asset Management Company                         by giving its subadviser broad discretion to deploy the Fund's assets among certain segments of the fixed income market in the manner the subadviser believes will best contribute to achieving the Fund's investment goal.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                    0.80%           Seeks a high level of current income by normally investing primarily in:
MFC Global Investment Management                         foreign government and corporate debt securities from developed and
(U.S.), LLC                                              emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.
------------------------------------------------------------------------------------------------------------------------------------
Total Bond Market Fund                   0.57%           Seeks to track the performance of the Lehman Brothers Aggregate Index
Declaration Management & Research LLC                    (which represents the U.S. investment grade bond market). The Fund normally invests at least 80% of its assets in securities listed in this Index. The
                                                         Fund is an intermediate-term bond fund of high and medium credit quality.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                        0.77%           Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management                            capital and prudent investment management, by normally investing at least
Company LLC                                              65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          0.72%           Seeks a high level of current income, consistent with preservation of
Western Asset Management Company                         capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund                0.82%           Seeks total return with a high level of current income by normally
Wells Capital Management, Incorporated                   investing primarily in below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

--------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds II
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                           0.50%           Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                         equity market index by attempting to track the performance of the S&P 500
(U.S.A.) Limited                                         Composite Stock Price Index.*
------------------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                        0.82%           Seeks long-term growth of capital by investing primarily in common stocks
Deutsche Investment Management                           and other equity securities within all asset classes (small-, mid- and
Americas Inc.                                            large-cap), primarily those within the Russell 3000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                      0.94%           Seeks long-term capital appreciation by normally investing its assets
AIM Capital Management, Inc.                             principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 17

------------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                       0.89%           Seeks capital appreciation by investing in equity securities of U.S. and
Lord, Abbett & Co. LLC                                   multinational companies in all capitalization ranges that the subadviser believes are undervalued.
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                    0.85%           Seeks to achieve long-term growth of capital (current income is a secondary
T. Rowe Price Associates, Inc.                           objective) by normally investing at least 80% of its total assets in the common stocks of large- and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                0.79%           Seeks long-term capital growth by investing at least 65% of its total
Jennison Associates LLC                                  assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to-large capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                       0.90%           Seeks long-term growth of capital by normally investing at least 80% of its
Pzena Investment Management, LLC                         net assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                         0.83%           Seeks long-term capital growth by normally investing primarily in equity
Legg Mason Capital Management, Inc.                      securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.
------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                      1.05%           Seeks long-term growth of capital by investing in stocks and other equity
Deutsche Investment Management                           securities of medium-sized U.S. companies with strong growth potential.
Americas Inc.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                     0.93%           Seeks superior long-term rates of return through capital appreciation by
MFC Global Investment Management                         normally investing primarily in high quality securities and convertible
(U.S.), LLC                                              instruments of small-cap U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund              1.03%           Seeks long-term capital appreciation by investing, under normal market
RCM Capital Management LLC                               conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*
------------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                       0.85%           Seeks to provide substantial dividend income and also long-term capital
T. Rowe Price Associates, Inc.                           appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                  0.92%           Seeks growth of capital by normally investing at least 80% of its net
Davis Selected Advisers, L.P.                            assets (plus any borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least
                                                         50% of its revenues are derived from its provision of financial services.
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                   0.81%           Seeks growth of capital by normally investing primarily in common stocks of
Davis Selected Advisers, L.P.                            U.S. companies with market capitalizations of at least $10 billion. The
                                                         Fund may also invest in U.S. companies with smaller capitalizations.
------------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                   1.00%           Seeks total return, consisting of long-term capital appreciation and
UBS Global Asset Management                              current income, by investing in equity and fixed income securities of
(Americas) Inc.                                          issuers located within and outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                              1.00%           Seeks long-term capital appreciation by normally investing at least 80% of
Templeton Global Advisors Limited                        its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

18 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                     0.77%           Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                              0.90%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Growth Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                0.90%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-
                                                         and mid-cap companies"). The Fund normally invests at least 80% of its assets in investments in small- and mid-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                  1.06%           Seeks to achieve a combination of long- term capital appreciation and
Deutsche Investment Management                           current income by investing at least 80% of net assets in equity securities
Americas Inc.                                            of real estate investment trusts ("REIT") and real estate companies including foreign REITs and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                     1.15%           Seeks long-term capital appreciation by normally investing at least 80% of
T. Rowe Price Associates, Inc.                           its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund          0.58%           Under normal market conditions, the Fund invests at least 80% of its assets
SSgA Funds Management, Inc.                              in securities listed in the Morgan Stanley Capital International All
                                                         Country World Excluding U.S. Index (the "MSCI ACW ex- US Index"). As of
                                                         August 31, 2006, the market capitalizations of companies included in the
                                                         MSCI ACW ex-US Index ranged from $26.3 million to $277.0 billion.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                1.10%           Seeks long term capital appreciation by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the S&P Citigroup Primary Market Index ("PMI") Europe, Pacific,
                                                         Asia Composite ("EPAC") Growth Style Index. The Fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         1.00%           Seeks long-term growth of capital by normally investing at least 65% of its
Marsico Capital Management, LLC                          assets in common stocks of foreign companies selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund             1.13%           Seeks long-term capital appreciation by investing primarily in the common
Templeton Investment Counsel, LLC                        stock of smaller companies outside the U.S. and normally invests at least
                                                         80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small-company securities").
------------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund         1.14%           Seeks long-term capital appreciation by primarily investing its assets in
Dimensional Fund Advisors, Inc.                          equity securities of non-U.S. small companies of developed and emerging markets under normal market conditions.
------------------------------------------------------------------------------------------------------------------------------------
International Value Fund                 0.96%           Seeks long-term growth of capital by normally investing primarily in equity
Templeton Investment Counsel, Inc.                       securities of companies located outside the U.S., including emerging markets.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 19

------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     0.88%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Value Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                           0.82%           Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management                              current income, by normally investing at least 80% of its net assets (plus
(Americas) Inc.                                          borrowings for investment purposes, if any) in equity securities of U.S.
                                                         large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     0.88%           Seeks long-term growth of capital by normally investing, primarily in a
BlackRock Investment Management, LLC                     diversified portfolio of equity securities of large-cap companies located in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                             0.79%           Seeks income and long-term capital appreciation by investing primarily in a
Grantham, Mayo, Van Otterloo & Co. LLC                   diversified mix of common stocks of large- and mid-sized U.S. companies;
and Declaration Management &                             and bonds with an overall intermediate term average maturity. The Fund
Research LLC                                             employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                       0.56%           Seeks to approximate the aggregate total return of a mid-cap U.S. domestic
MFC Global Investment Management                         equity market index by attempting to track the performance of the S&P Mid
(U.S.A.) Limited                                         Cap 400 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                       0.91%           Seeks long-term growth of capital by normally investing at least 80% of its
Wellington Management Company, LLP                       net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Fund tends to invest in companies having market capitalizations similar to those of companies included in the Russell
                                                         Midcap Index.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                0.97%           Seeks to provide long-term growth of capital by investing at least 80% of
RiverSource Investments, LLC                             its net assets in equity securities of medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                       0.92%           Seeks capital appreciation by normally investing at least 80% of its net
Lord, Abbett & Co. LLC                                   assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Midcap Index.*
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                   1.07%           Seeks long-term total return by normally investing primarily in equity and
Wellington Management Company, LLP                       equity-related securities of natural resource-related companies worldwide.
------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                         1.00%           Seeks long-term growth of capital by investing in a diversified portfolio
MFC Global Investment Management                         comprised primarily of common stocks and equity-related securities of
(U.S.A.) Limited                                         corporations domiciled in countries in the Pacific Rim region.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                1.39%           Seeks long-term growth of capital by normally investing primarily in equity
MFC Global Investment Management                         securities of U.S companies. The Fund will generally focus on equity
(U.S.A.) Limited                                         securities of U.S. companies across the three market capitalization ranges of large, mid and small.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                0.80%           Seeks long-term growth of capital by normally investing at least 80% of its
MFC Global Investment Management                         total assets (plus any borrowings for investment purposes) in U.S. mid-cap
(U.S.A.) Limited                                         stocks, convertible preferred stocks, convertible bonds and warrants.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                  0.74%           Seeks long-term capital appreciation by investing primarily in large-cap
MFC Global Investment Management                         U.S. securities with the potential for long-term growth of capital.
(U.S.A.) Limited

20 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                  0.89%           Seeks to provide long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                           appreciation and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund              0.77%           Seeks to achieve a combination of long-term capital appreciation and
Deutsche Investment Management                           current income by normally investing at least 80% of its net assets (plus
Americas Inc.                                            any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                1.15%           The Fund invests, under normal market conditions, at least 80% of its net
T. Rowe Price Associates, Inc. and RCM                   assets (plus any borrowing for investment purposes) in the common stocks of
Capital Management LLC                                   companies expected to benefit from the development, advancement and/or use of science and technology. For purposes of satisfying this requirement, common stocks may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                           0.91%           Seeks maximum capital appreciation consistent with reasonable risk to
Independence Investments LLC                             principal by normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                    1.17%           Seeks long-term capital appreciation by normally investing primarily in
Wellington Management Company, LLP                       small-cap companies believed to offer above average potential for growth in revenues and earnings.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                     0.56%           Seeks to approximate the aggregate total return of a small-cap U.S.
MFC Global Investment Management                         domestic equity market index by attempting to track the performance of the
(U.S.A.) Limited                                         Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund             1.05%           Seeks long-term capital appreciation by normally investing at least 80% of
Munder Capital Management                                its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     1.17%           Seeks long-term capital appreciation by normally investing at least 80% of
Wellington Management Company, LLP                       its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                       1.29%           Seeks long-term capital growth by normally investing primarily in equity
American Century Investment                              securities of smaller-capitalization U.S. companies. The subadviser uses
Management, Inc.                                         quantitative, computer-driven models to construct the Fund's portfolio of stocks.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                1.16%           Seeks long-term growth of capital by normally investing at least 80% of its
AIM Capital Management, Inc.                             assets in securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                 1.07%           Seeks long-term growth of capital by investing primarily in small companies
T. Rowe Price Associates, Inc.                           whose common stocks are believed to be undervalued. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*
------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                       1.04%           Seeks long-term capital growth by normally investing at least 80% of its
ClearBridge Advisors, LLC                                net assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment do not exceed (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 21

------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund              0.59%         Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                         equity market index by attempting to track the performance of the Wilshire
(U.S.A.) Limited                                         5000 Equity Index.*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund            0.74%         Seeks long-term growth of capital by normally investing primarily in common
Sustainable Growth Advisers, L.P.                        stocks of "U.S. Global Leaders" companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                     0.82%         Seeks long-term capital appreciation. The Fund normally invests in
Grantham, Mayo, Van Otterloo & Co. LLC                   securities in the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S.*
------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                             0.95%         Seeks capital growth and current income (income above that available from a
Massachusetts Financial Services Company                 portfolio invested entirely in equity securities) by normally investing at least 80% of its net assets (plus any borrowings for investment purposes)
                                                         in equity and debt securities of domestic and foreign companies in the utilities industry.
------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                 0.92%         Seeks long-term capital appreciation by investing primarily (at least 65%
UST Advisers, Inc.                                       of its assets) in common stocks of U.S. and foreign companies whose share price in the opinion of the subadviser, do not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company. In choosing investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                 0.98%         Seeks to realize an above-average total return over a market cycle of three
Morgan Stanley Investment Management                     to five years, consistent with reasonable risk, by investing primarily in
Inc. d/b/a Van Kampen                                    equity securities of companies with capitalizations similar to the market capitalizations of companies in the Russell Midcap Value Index.*
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                   0.90%         Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                         ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                                 1.02%         Seeks long-term capital growth by normally investing in common stocks of
American Century Investment                              U.S. and foreign companies that are medium-sized and smaller at the time of
Management, Inc.                                         purchase. The Fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

--------------------------------------------------------------------------------
Equity Funds -- John Hancock Funds III
--------------------------------------------------------------------------------

                                         Estimated
Fund and subadviser(s)                   expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                        0.90%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Value Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

22 INFORMATION ABOUT THE UNDERLYING FUNDS

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                              1.17%           Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                   the S&P/Citigroup Primary Market Index ("PMI") World Growth Index. The Fund
                                                         typically invests in a diversified portfolio of equity investments from the world's developed markets.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                              1.28%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Growth Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                1.56%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                         ("small-cap companies"). The Fund normally invests at least 80% of its assets in investments in small-cap companies.
------------------------------------------------------------------------------------------------------------------------------------
International Core Fund                  1.35%           Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                   the MSCI EAFE Index. The Fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                1.68%           Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                   the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia
                                                         Composite ("EPAC") Growth Style Index.* The Fund typically invests in a diversified mix of equity investments from developed markets outside the
                                                         U.S.
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                     1.34%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 1000 Value Index. The Fund typically makes equity investments in
                                                         U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                           1.34%           Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                 0.85%           Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. The Fund typically holds between 40 and 80 stocks.
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 1.38%           Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                   Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                         ("small-cap companies"). The Fund normally invests at least 80% of its assets in securities of small-cap companies.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500
   Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 23

Portfolio details

--------------------------------------------------------------------------------
Business structure

The diagram below shows the basic business structure used by JHF II. The Portfolio is one fund in JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.

The Trustees have the power to change the investment goal of the Portfolio without shareholder approval.

Management fees
The Portfolio pays the Adviser a management fee for its services to the Portfolio. The management fee has two components: (a) a fee on assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Absolute Return Trust, a series of John Hancock Trust (collectively, the "Absolute Return Funds") determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Portfolio.

--------------------------------------------------------------------------------
Advisory fee on affiliated fund assets
--------------------------------------------------------------------------------

                                               Between $200
                                               million and    Excess over
                          First $200 million   $500 million   $500 million
Aggregate Net Assets of
Absolute Return Funds     0.150%               0.1250%        0.100%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds, determined in accordance with the following schedule and that rate is applied to the Other Assets of the Portfolio.

--------------------------------------------------------------------------------
Advisory fee on other assets
--------------------------------------------------------------------------------

                                               Between $200
                                               million and    Excess over
                          First $200 million   $500 million   $500 million
Aggregate Net Assets of
Absolute Return Funds     0.600%               0.575%         0.550%

                                                                +--------------+
                                                                | Shareholders |
                                                                +--------------+

        +------                                  +-----------------------------------------------+
        |                                        |         Financial services firms and          |
        |                                        |            their representatives              |
        |                                        |                                               |
        |                                 +------+     Advise current and prospective share-     |
        |      Distribution and           |      | holders on their Portfolio investments, often |
        |    shareholder services         |      | in the context of an overall financial plan.  |
        |                                 |      +-----------------------------------------------+
        |                                 |
        |                                 |
        |         +-----------------------+-----------------------+   +--------------------------+------------------------+
        |         |            Principal distributor              |   |               Transfer Agent                      |
        |         |           John Hancock Funds, LLC             |   |     John Hancock Signature Services, Inc.         |
        |         |                                               |   |                                                   |
        |         | Markets the Portfolios and distributes shares |   |  Handles shareholder services, including record-  |
        |         |  through selling brokers, financial planners  |   | keeping and statements, distribution of dividends |
        |         |     and other financial representatives.      |   |      and processing of buy and sell requests.     |
        +------   +-----------------------+-----------------------+   +--------------------------+------------------------+
                                          +-------------------------+----------------------------+
+----------------------------------+   +--------------------------+ | +----------------------------------------+             -----+
|            Subadviser            |   |    Investment adviser    | | |                Custodian               |                  |
|                                  |   |                          | | |                                        |                  |
| MFC Global Investment Management |   | John Hancock Investment  | | |    State Street Bank & Trust Company   |                  |
|         (U.S.A.) Limited         |   | Management Services, LLC | | |          2 Avenue de Lafayette         |                  |
|      200 Bloor Street East       |   |   601 Congress Street    | | |            Boston, MA 02111            |      Asset       |
| Toronto, Ontario, Canada M4W 1ES |   |  Boston, MA 02210-2805   | | |                                        |    management    |
|                                  |   |                          | | | Holds the Portfolio's assets, settles  |                  |
|  Provides portfolio management   |   |  Manages the Portfolio's | | | all portfolio trades and collects most |                  |
|        to the Portfolios.        |   |  business and investment | | |   of the valuation data required for   |                  |
+----------------------------------+   |        activities.       | | |    calculating each Portfolio's NAV.   |                  |
                                       +-------------+------------+ | +--------------------+-------------------+             -----+
                                                     |              |                      |
+----------------------------------------+           +--------------+----------------------+
|             Sub-subadviser             |                          |
|                                        |       +------------------+------------------+
|    MFC Global Investment Management    |       |               Trustees              |
|               (U.S.) LLC               |       | Oversee the Portfolio's activities. |
|          101 Huntington Avenue         |       +-------------------------------------+
|         Boston, MA, 02199-7603         |
|                                        |
|     Provides portfolio management      |
|          to the Portfolio.             |
+----------------------------------------+


24 PORTFOLIO DETAILS

--------------------------------------------------------------------------------
Business structure

Subadvisers
MFC Global (U.S.A.) is the subadviser to the Portfolio and formulates a continuous investment program for the Portfolio consistent with its investment goal and strategies. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC. The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to its investments and the investment decisions mabe by the Adviser or subadviser to an investment company or similar entity which is purchased by the Portfolio.

MFC Global Investment Management (U.S.) LLC ("MFC Global (U.S.)"), an affiliate of MFC Global (U.S.A.) has a sub-subadvisory agreement with MFC Global (U.S.A.). MFC Global (U.S.) assists in providing portfolio management to MFC Global (U.S.A.) in the management of the Portfolio.

The subadviser is compensated by the Adviser, and not by the Portfolio. Similarly, MFC Global (U.S.) is compensated by the subadviser, and not by the Portfolio.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Portfolio or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Portfolio is able from time to time to change Portfolio subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio managers
Steve Orlich (since inception), Mark Schmeer (since inception) and Barry Evans (since inception) are the co-portfolio managers for the Portfolio. Mr. Orlich joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. Mr. Schmeer joined MFC Global (U.S.A.) in 1995 and is Senior Vice President and Managing Director, North American Equities, for MFC Global (U.S.A.) as well as Chief Investment Officer of MFC Global (U.S.). Mr. Evans joined John Hancock Advisers, the sister firm of MFC Global (U.S.) in 1986 and is President and Chief Operating Officer of MFC Global (U.S.) with responsibility for all U.S. and international fixed income strategies managed by the firm.

Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Portfolio and their ownership of Portfolio shares, if any.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Portfolio is available in the Portfolio's semi-annual report to shareholders for the period ended August 31, 2006.

                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
Financial highlights

The financial highlights table below for the Portfolio is intended to help investors understand the financial performance of the Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of the Portfolio as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

--------------------------------------------------------------------------------
Absolute Return Portfolio                                      PERIOD ENDED
--------------------------------------------------------------------------------
CLASS 1 SHARES                                                   8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00
Net investment income(2,3)                                           0.10
Net realized and unrealized gain on investments                      0.32
Total from investment operations                                     0.42
Net asset value, end of period                                     $10.42
Total return(4,5) (%)                                                4.20(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $1
Ratio of net expenses to average net assets(7) (%)                   0.30(8)
Ratio of gross expenses to average net assets(7,9) (%)               3.79(8)
Ratio of net investment income to average net assets(3) (%)          5.42(8)
Portfolio turnover (%)                                                 --(6)

(1)  Class 1 shares began operations on 6-26-06.
(2)  Based on the average of the shares outstanding.
(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total return would have been lower had certain expenses not been reduced during the period shown.
(6)  Not annualized.
(7) Does not include expenses of the investment companies in which the Portfolio invests.
(8)  Annualized.
(9) Does not take into consideration expense reductions during the period shown.

26 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Portfolio:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Portfolio, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

(C)2006 JOHN HANCOCK FUNDS, LLC ARPPN 12/06


To request a free copy of the current annual/semiannual report or the SAI of the Portfolio, please contact John Hancock:

By mail: John Hancock Funds II
601 Congress Street
Boston, MA 02210

By phone: 1-800-334-1029

On the Internet: www.jhfunds.com

Or you may view or obtain these documents and other information about the Fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

[LOGO] John Hancock(R)
       the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
----------------------------------

[LOGO] John Hancock(R)
       MUTUAL FUNDS



[LOGO] John Hancock(R)
----------------------
       MUTUAL FUNDS

                                                                John Hancock
                                                       Quantitative All Cap Fund

--------------------------------------------------------------------------------

                                            CLASS A, CLASS B AND CLASS C SHARES

--------------------------------------------------------------------------------
Prospectus
12.31.2006

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

QUANTITATIVE ALL CAP FUND                                                     4
--------------------------------------------------------------------------------

YOUR ACCOUNT
--------------------------------------------------------------------------------
Choosing a share class                                                        6
How sales charges are calculated                                              7
Sales charge reductions and waivers                                           7
Opening an account                                                            8
Buying shares                                                                10
Selling shares                                                               11
Transaction policies                                                         13
Dividends and account policies                                               15
Additional investor services                                                 15

RISKS OF INVESTING IN THE FUND                                               16
--------------------------------------------------------------------------------

FUND DETAILS
--------------------------------------------------------------------------------
Business structure                                                           20
Management biographies                                                       22
Financial highlights                                                         23

FOR MORE INFORMATION                                                 BACK COVER
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

The Quantitative All Cap Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS
Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY
--------------------------------------------------------------------------------

A concise description of the Fund begins on the next page. The description provides the following information:

[GRAPHIC] Goal and strategy
The Fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC] Past performance
The Fund's total return, measured year-by-year and over time.

[GRAPHIC] Principal risks
The major risk factors associated with the Fund.

[GRAPHIC] Your expenses
The overall costs borne by an investor in the Fund, including sales charges and annual expenses.

--------------------------------------------------------------------------------
Quantitative All Cap Fund
--------------------------------------------------------------------------------

[GRAPHIC] Goal and strategy
GOAL: The Fund seeks long-term growth of capital.

STRATEGY: To pursue this goal, the Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of U.S. companies.

The Fund will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), the Fund's subadviser, ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The subadviser will then use fundamental analysis to identify large-, mid- and small-cap companies with strong industry positions, leading market shares, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the Fund's portfolio.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The Fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the Fund.

The Fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information ("SAI").

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

--------------------------------------------------------------------------------
[GRAPHIC] Past Performance
This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

4 FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC] Principal risks
The principal risks of investing in the Fund that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

-    Equity securities risk

-    Fixed-income securities risk

     -    Credit and counterparty risk

-    Foreign securities risk

-    Medium and smaller company risk

-    Hedging and other strategic transactions risk

-    Management risk

SUBADVISER

MFC Global (U.S.A.)

PORTFOLIO MANAGERS

Chris Hensen

Brett Hryb

Harpreet Singh

The portfolio managers share investment strategy and decisions. Each has managed the Fund since inception.

See page 22 for management biographies.

FUND CODES

Class A
Ticker                                                                --
CUSIP                                                                 47803X214
Newspaper                                                             --
SEC number                                                            811-21779

JH fund number                                                        30
Class B
Ticker                                                                --
CUSIP                                                                 47803X198
Newspaper                                                             --
SEC number                                                            811-21779

JH fund number                                                        130
Class C
Ticker                                                                --
CUSIP                                                                 47803X180
Newspaper                                                             --
SEC number                                                            811-21779
JH fund number                                                        530

[GRAPHIC] Your expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund's assets and therefore are paid by shareholders indirectly.

 Shareholder transaction expenses(1)                                Class A    Class B    Class C
Maximum front-end sales charge (load) on purchases as a %
of purchase price                                                    5.00%        none       none
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or
sale price, whichever is less                                        none(2)      5.00%      1.00%(3)
-----------------------------------------------------------------------------------------------------


Annual operating expenses(4)                                        Class A    Class B    Class C
Management fee                                                       0.71%        0.71%      0.71%
--------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                0.30%        1.00%      1.00%
--------------------------------------------------------------------------------------------------
Other expenses                                                       0.88%        0.88%      0.88%
--------------------------------------------------------------------------------------------------
Total Fund operating expenses                                        1.89%        2.59%      2.59%
--------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12/31/07)(5)       0.59%        0.59%      0.59%
--------------------------------------------------------------------------------------------------
Net annual operating expenses                                        1.30%        2.00%      2.00%

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.


 Expenses                                                  Year 1     Year 3
Class A                                                    $   626    $ 1,010
------------------------------------------------------------------------------
Class B
with redemption                                                703      1,049
------------------------------------------------------------------------------
Class B
without redemption                                             203        749
------------------------------------------------------------------------------
Class C
with redemption                                                303        749
------------------------------------------------------------------------------
Class C
without redemption                                             203        749

1    A $4.00 fee will be charged for wire redemptions.

2 Except for investments of $1 million or more; see "How sales charges are calculated."

3 Only if sold within the first year after purchase; see "How Sales Charges are Calculated."

4    Based on estimated expenses for the current fiscal year.

5 The Adviser has contractually agreed to waive advisory fees or reimburse for certain other Fund expenses so that total Fund operating expenses do not exceed 1.30% for Class A, 2.00% for Class B and 2.00% for Class C of the average annual net assets attributable to the respective classes. This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until termination by the Adviser on notice to JHF II.

                                                                         FUND  5

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

- A front-end sales charge, as described in the section "How Sales Charges Are Calculated."
-    Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

-    No front-end sales charge; all your money goes to work for you right away.
-    Distribution and service (12b-1) fees of 1.00%.
- A contingent deferred sales charge ("CDSC"), as described in the section "How Sales Charges Are Calculated."
- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

-    No front-end sales charge; all your money goes to work for you right away.
-    Distribution and service (12b-1) fees of 1.00%.
-    A 1.00% CDSC on shares sold within one year of purchase.
- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. John Hancock Signature Services, Inc. ("Signature Services"), the transfer agent for the Fund, may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see "Sales Charge Reductions and Waivers").

12b-1 fees
Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers.

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-deale or agent may charge you a fee to effect transactions in Fund shares.

Additional payments to financial intermediaries
Shares of the Fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Fund.

The SAI discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

6 YOUR ACCOUNT

--------------------------------------------------------------------------------
How sales charges are calculated
Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                                 As a % of                 As a % of your
Your investment                  offering price*           investment
Up to $49,999                    5.00%                     5.26%
-------------------------------------------------------------------------
$50,000 - $99,999                4.50%                     4.71%
-------------------------------------------------------------------------
$100,000 - $249,999              3.50%                     3.63%
-------------------------------------------------------------------------
$250,000 - $499,999              2.50%                     2.56%
-------------------------------------------------------------------------
$500,000 - $999,999              2.00%                     2.04%
-------------------------------------------------------------------------
$1,000,000 and over              See below
-------------------------------------------------------------------------

*Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 or Class I shares of John Hancock mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the Fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Fund's SAI. You may request an SAI from your broker or financial adviser, access the Fund's Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
--------------------------------------------------------------------------------

Your investment                                            CDSC on shares being sold
First $1M - $4,999,999                                     1.00%
-----------------------------------------------------------------
Next $1 - $5M above that                                   0.50%
-----------------------------------------------------------------
Next $1 or more above that                                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

Years after purchase                                       CDSC
1st year                                                   5.00%
----------------------------------------------------------------
2nd year                                                   4.00%
3rd or 4th year                                            3.00%
5th year                                                   2.00%
6th year                                                   1.00%
After 6th year                                             none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                                       CDSC
1st year                                                   1.00%
----------------------------------------------------------------
After 1st year                                             none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
Sales charge reductions and waivers

Reducing your Class A sales charges
There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.
- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.
- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

                                                                  YOUR ACCOUNT 7

Group Investment Program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers
As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-    to make payments through certain systematic withdrawal plans
- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs
-    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000
- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock
-    to make certain distributions from a retirement plan
-    because of shareholder death or disability

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)
- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor
- Fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)
- individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA
- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA
- individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted
- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)
- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)
- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers
Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)
- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
Opening an account

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
     -    non-retirement account: $1,000
     -    retirement account: $500
     -    group investments: $250
     - Monthly Automatic Accumulation Plan ("MAAP"): $25 to open; you must invest at least $25 a month
     - there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares". You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

8 YOUR ACCOUNT

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Buying shares

              Opening an account                                    Adding to an account
-----------------------------------------------------------------------------------------------------------------------
By check
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Make out a check for the investment amount,      -    Make out a check for the investment amount,
                   payable to "John Hancock Signature Services,          payable to "John Hancock Signature Services,
                   Inc."                                                 Inc."

              -    Deliver the check and your completed             -    Fill out the detachable investment slip from
                   application to your financial representative,         an account statement. If no slip is
                   or mail them to Signature Services (address           available, include a note specifying the fund
                   below).                                               name, your share class, your account number
                                                                         and the name(s) in which the account is
                                                                         registered.

                                                                    -    Deliver the check and your investment slip or
                                                                         note to your financial representative, or
                                                                         mail them to Signature Services (address
                                                                         below).

-----------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Call your financial representative or            -    Log on to www.jhfunds.com to process
                   Signature Services to request an exchange.            exchanges between funds.

                                                                    -    Call EASI-Line for automated service 24 hours
                                                                         a day at 1-800-338-8080.

                                                                    -    Call your financial representative or
                                                                         Signature Services to request an exchange.
-----------------------------------------------------------------------------------------------------------------------
By wire
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Deliver your completed application to your       -    Obtain wiring instructions by calling
                   financial representative, or mail it to               Signature Services at 1-800-225-5291.
                   Signature Services.
                                                                    -    Instruct your bank to wire the amount of your
              -    Obtain your account number by calling your            investment. Specify the fund name, the share
                   financial representative or Signature                 class, your account number and the name(s) in
                   Services.                                             which the account is registered. Your bank
                                                                         may charge a fee to wire funds.
              -    Obtain wiring instructions by calling
                   Signature Services at 1-800-225-5291.

              -    Instruct your bank to wire the amount of your
                   investment. Specify the Fund name, the share
                   class, your account number and the name(s) in
                   which the account is registered. Your bank
                   may charge a fee to wire funds.
-----------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     See "By exchange" and "By wire."                      -    Verify that your bank or credit union is a
                                                                         member of the Automated Clearing House
                                                                         ("ACH") system.

                                                                    -    Complete the "Bank Information" section on
                                                                         your account application.

                                                                    -    Log on to www.jhfunds.com to initiate
                                                                         purchases using your authorized bank account.
-----------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     See "By exchange" and "By wire."                      -    Verify that your bank or credit union is a
                                                                         member of the ACH system.

                                                                    -    Complete the "Bank Information" section on
                                                                         your account application.

                                                                    -    Call EASI-Line for automated service 24 hours
                                                                         a day at 1-800-338-8080.

                                                                    -    Call your financial representative or call
                                                                         Signature Services between 8 A.M. and 7 P.M.
                                                                         Eastern Time on most business days.

                                                                    To open or add to an account using the MAAP, see
                                                                    "Additional Investor Services."

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------

10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares

                                                                    To sell some or all of your shares
-----------------------------------------------------------------------------------------------------------------------
By letter
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Accounts of any type.                            -    Write a letter of instruction or complete a
                                                                         stock power indicating the fund name, your
              -    Sales of any amount.                                  share class, your account number, the name(s)
                                                                         in which the account is registered and the
                                                                         dollar value or number of shares you wish to
                                                                         sell.

                                                                    -    Include all signatures and any additional
                                                                         documents that may be required (see next
                                                                         page).

                                                                    -    Mail the materials to Signature Services.

                                                                    -    A check will be mailed to the name(s) and
                                                                         address in which the account is registered,
                                                                         or otherwise according to your letter of
                                                                         instruction.
-----------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Most accounts.                                   -    Log on to www.jhfunds.com to initiate
                                                                         redemptions from your fund.
              -    Sales of up to $100,000.
-----------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Most accounts.                                   -    Call EASI-Line for automated service 24 hours
                                                                         a day at 1-800-338-8080.
              -    Sales of up to $100,000.
                                                                    -    Call your financial representative or call
                                                                         Signature Services between 8 A.M. and 7 P.M.
                                                                         Eastern Time on most business days.
-----------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Requests by letter to sell any amount.           -    To verify that the Internet or telephone
                                                                         redemption privilege is in place on an
              -    Requests by Internet or phone to sell up to           account, or to request the form to add it to
                   $100,000.                                             an existing account, call Signature Services.

                                                                    -    Funds requested by wire will be wired the
                                                                         next business day. A $4 fee will be deducted
                                                                         from your account. Your bank may also charge
                                                                         you a fee for this service.

                                                                    -    Funds requested by EFT are generally
                                                                         available by the second business day. Your
                                                                         bank may charge you a fee for this service.
-----------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC]     -    Accounts of any type.                            -    Obtain a current prospectus for the fund into
                                                                         which you are exchanging by Internet or by
              -    Sales of any amount.                                  calling your financial representative or
                                                                         Signature Services.

                                                                    -    Log on to www.jhfunds.com to process
                                                                         exchanges between your funds.

                                                                    -    Call EASI-Line for automated service 24 hours
                                                                         a day at 1-800-338-8080.

                                                                    -    Call your financial representative or
                                                                         Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

                                                                 YOUR ACCOUNT 11

Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;
- you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock or
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------
Seller                                                              Requirements for written requests
------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial        -    Letter of instruction.
accounts for minors).
                                                                    -    On the letter, the signatures and titles of
                                                                         all persons authorized to sign for the
                                                                         account, exactly as the account is
                                                                         registered.

                                                                    -    Medallion signature guarantee, if applicable
                                                                         (see above).

Owners of corporate, sole proprietorship, general partner or        -    Letter of instruction.
association accounts.
                                                                    -    Corporate business/organization resolution
                                                                         certified within the past 12 months or a John
                                                                         Hancock funds business/organization
                                                                         certification form.

                                                                    -    On the letter and the resolution, the
                                                                         signature of the person(s) authorized to sign
                                                                         for the account.

                                                                    -    Medallion signature guarantee, if applicable
                                                                         (see above).

Owners or trustees of trust accounts.                               -    Letter of instruction.

                                                                    -    On the letter, the signature(s) of the
                                                                         trustee(s).

                                                                    -    Copy of the trust document certified within
                                                                         the past 12 months or a John Hancock funds
                                                                         trust certification form.

                                                                    -    Medallion signature guarantee, if applicable
                                                                         (see above).

Joint tenancy shareholders with rights of survivorship with         -    Letter of instruction signed by surviving
a deceased co-tenant(s).                                                 tenant.

                                                                    -    Copy of death certificate.

                                                                    -    Medallion signature guarantee, if applicable
                                                                         (see above).

                                                                    -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.                                   -    Letter of instruction signed by executor.

                                                                    -    Copy of order appointing executor, certified
                                                                         within the past 12 months.

                                                                    -    Medallion signature guarantee, if applicable
                                                                         (see above).

                                                                    -    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and other sellers           -    Call 1-800-225-5291 for instructions.
or account types not listed above.

---------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------

12 YOUR ACCOUNT

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for the Fund and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The Fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Board of Trustees. All methods of determining the value of a security used by the Fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its NAV. In those circumstances when the Fund believes the price of the security may be affected, the Fund uses the fair value of the security. In certain circumstances the Fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by the Fund may trade on U.S. holidays and weekends, even though the Fund's shares will not be priced on those days. This may change the Fund's NAV on days when you cannot buy or sell Fund shares. For market prices and quotations, as well as for some fair value methods, the Fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The Fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices
When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests
The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges
You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading
The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determine that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAVs at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

                                                                 YOUR ACCOUNT 13

Limitation on exchange activity
The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

Excessive trading risk
To the extent that the Fund or its agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below investment- grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares
The Fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

14 YOUR ACCOUNT

--------------------------------------------------------------------------------
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance
-    after any changes of name or address of the registered owner(s)
-    in all other circumstances, every quarter

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends
The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only)
If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

--------------------------------------------------------------------------------
Additional investor services

Monthly Automatic Accumulation Program
MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-    Complete the appropriate parts of your account application.
- If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section "Opening an Account." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-    Make sure you have at least $5,000 worth of shares in your account.
- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).
- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans
John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Disclosure of fund portfolio holdings
The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
Risks of investing in the Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even a Fund that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Fund may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. When the fund invests in equity securities which invest primarily in growth securities it is subject to these risks.

Fixed-income securities risk
Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie
Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to

16 RISKS OF INVESTING IN THE FUND
monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- Risk to principal and income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis. While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in

                                               RISKS OF INVESTING IN THE FUND 17
foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain of the funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets and currencies without the Fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's portfolio securities. If the transaction is not successful it could result in a loss to the fund. These transactions may also increase the volatility of an Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk.Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in

18 RISKS OF INVESTING IN THE FUND
its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to funds that invest in the securities of companies with smaller market capitalizations which primarily make investments in companies with smaller or medium-sized market capitalizations.

                                               RISKS OF INVESTING IN THE FUND 19

--------------------------------------------------------------------------------
Fund details
--------------------------------------------------------------------------------

--------------------------------------
Business structure
The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

Management Fee

--------------------------------------------------------------------------------
Management fee schedule
--------------------------------------------------------------------------------

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Quantitative All Cap Trust, a series of John Hancock Trust) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                                                                         Excess over
                                          First $50 million              $50 million
Aggregate Assets of the
Fund and Quantitative All
Cap Trust                                 0.750%                         0.700%

                                                                +--------------+
                                                                | Shareholders |
                                                                +--------------+

        +------                                  +-----------------------------------------------+
        |                                        |         Financial services firms and          |
        |                                        |            their representatives              |
        |                                        |                                               |
        |                                 +------+     Advise current and prospective share-     |
        |      Distribution and           |      |   holders on their Fund investments, often    |
        |    shareholder services         |      | in the context of an overall financial plan.  |
        |                                 |      +-----------------------------------------------+
        |                                 |
        |                                 |
        |         +-----------------------+-----------------------+   +--------------------------+------------------------+
        |         |            Principal distributor              |   |               Transfer Agent                      |
        |         |           John Hancock Funds, LLC             |   |     John Hancock Signature Services, Inc.         |
        |         |                                               |   |                                                   |
        |         |    Markets the Fund and distributes shares    |   |  Handles shareholder services, including record-  |
        |         |  through selling brokers, financial planners  |   | keeping and statements, distribution of dividends |
        |         |     and other financial representatives.      |   |      and processing of buy and sell requests.     |
        +------   +-----------------------+-----------------------+   +--------------------------+------------------------+
                                          +-------------------------+----------------------------+
+----------------------------------+   +--------------------------+ | +----------------------------------------+             -----+
|            Subadviser            |   |    Investment adviser    | | |                Custodian               |                  |
|                                  |   |                          | | |                                        |                  |
| MFC Global Investment Management |   | John Hancock Investment  | | |    State Street Bank & Trust Company   |                  |
|         (U.S.A.) Limited         |   | Management Services, LLC | | |          2 Avenue de Lafayette         |                  |
|      200 Bloor Street East       |   |   601 Congress Street    | | |            Boston, MA 02111            |      Asset       |
| Toronto, Ontario, Canada M4W 1ES |   |  Boston, MA 02210-2805   | | |                                        |    management    |
|                                  |   |                          | | |     Holds the Fund's assets, settles   |                  |
|  Provides portfolio management   |   |     Manages the Fund's   | | | all portfolio trades and collects most |                  |
|          to the Fund.            |   |  business and investment | | |   of the valuation data required for   |                  |
+----------------------------------+   |        activities.       | | |       calculating each Fund's NAV.     |                  |
                                       +-------------+------------+ | +--------------------+-------------------+             -----+
                                                     |              |                      |
                                                     +--------------+----------------------+
                                                                    |
                                                 +------------------+------------------+
                                                 |               Trustees              |
                                                 | Oversee the Portfolio's activities. |
                                                 +-------------------------------------+

20 FUND DETAILS

--------------------------------------------------------------------------------
Business structure

The subadviser
MFC Global Investment Management (U.S.A.) Limited subadvises the Fund. MFC Global (U.S.A.). is a corporation subject to the laws of Canada and is an indirect wholly owned subsidiary of MFC and is an affiliate of the Adviser. As of August 31, 2006, MFC Global (U.S.A.) and its affiliates had total assets under management of approximately $217 billion.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's annual report to shareholders for the period ended August 31, 2006.

                                                                 FUND DETAILS 21

--------------------------------------------------------------------------------
Management biographies
Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any.

Chris Hensen
--------------------------------------------------------------------------------
Vice President and a Senior Portfolio
  Manager of U.S. Equities; joined MFC
  Global (U.S.A.). in 1995.

Brett Hryb
--------------------------------------------------------------------------------
Vice President and a Senior Portfolio
  Manager of U.S. Equities; joined MFC
  Global (U.S.A.). in 1993.

Harpreet Singh
--------------------------------------------------------------------------------
Vice President and a Senior Portfolio
  Manager of U.S. Equities; joined MFC
  Global (U.S.A.). in 2000; previously a
  quantitative analyst at
  Standish, Ayer & Wood Inc.

22  FUND DETAILS

--------------------------------------------------------------------------------
Financial highlights

The financial highlights table below for the Fund is intended to help investors understand the financial performance of the Fund for the past five years (or since inception in the case of a Fund in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial statements of the Fund as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

-------------------------------------------------------------------------------
Quantitative All Cap Fund                                           PERIOD ENDED
-------------------------------------------------------------------------------
CLASS A SHARES                                                           8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 10.00
--------------------------------------------------------------------------------
Net investment income(2)                                                    0.02
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             0.09
--------------------------------------------------------------------------------
Total from investment operations                                            0.11
--------------------------------------------------------------------------------
Net asset value, end of period                                           $ 10.11
--------------------------------------------------------------------------------
Total return(3)(%)                                                          1.10(4,5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $     1
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                             1.07(6)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7)(%)                         5.94(6)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                    1.70(6)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                        21(4)
--------------------------------------------------------------------------------

CLASS B SHARES                                                           8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 10.00
--------------------------------------------------------------------------------
Net investment income(2)                                                    0.01
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             0.10
--------------------------------------------------------------------------------
Total from investment operations                                            0.11
--------------------------------------------------------------------------------
Net asset value, end of period                                           $ 10.11
--------------------------------------------------------------------------------
Total return(3)(%)                                                          1.10(4,5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $     1
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                             1.75(6)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7)(%)                         6.63(6)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                    1.02(6)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                        21(4)
--------------------------------------------------------------------------------

CLASS C SHARES                                                           8-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 10.00
--------------------------------------------------------------------------------
Net investment income(2)                                                    0.01
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             0.10
--------------------------------------------------------------------------------
Total from investment operations                                            0.11
--------------------------------------------------------------------------------
Net asset value, end of period                                           $ 10.11
--------------------------------------------------------------------------------
Total return(3)(%)                                                          1.10(4,5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $     1
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                             1.75(6)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7)(%)                         6.63(6)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                    1.02(6)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                        21(4)
--------------------------------------------------------------------------------

1    Class A shares began operations on 07-28-06.

2    Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4    Not annualized.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6    Annualized.

7 Does not take into consideration expense reductions during the period shown.

                                                                 FUND DETAILS 23

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Fund. The Fund's SAI includes a summary of the Fund's policy regarding disclosure of its portfolio holdings. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semi-annual report or the SAI, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

In addition, you may visit the Fund's Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1040 Act File No. 811-21779

(C)2006 JOHN HANCOCK FUNDS, LLC  300PN 12/06

[LOGO]John Hancock(R)
      the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
----------------------------------

                                                                   John Hancock
                                                       Quantitative All Cap Fund
--------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS I

--------------------------------------------------------------------------------
Prospectus
12.31.2006

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

                    QUANTITATIVE ALL CAP FUND                                 4
                    -----------------------------------------------------------

                    YOUR ACCOUNT
                    -----------------------------------------------------------
                    Who can buy shares                                        6
                    Opening an account                                        6
                    Buying shares                                             7
                    Selling shares                                            8
                    Transaction policies                                     10
                    Dividends and account policies                           12
                    Additional investor services                             12

                    RISKS OF INVESTING IN THE FUND                           13
                    -----------------------------------------------------------

                    FUND DETAILS
                    -----------------------------------------------------------
                    Business structure                                       17
                    Management biographies                                   19
                    Financial highlights                                     20

                    FOR MORE INFORMATION                             BACK COVER
                    -----------------------------------------------------------

Overview
--------------------------------------------------------------------------------

The Quantitative All Cap Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS
Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT
John Hancock Investment Management Services, LLC is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY
--------------------------------------------------------------------------------

A concise description of the Fund begins on the next page. The description provides the following information:

[graphic] Goal and strategy
The Fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[graphic] Past performance
The Fund's total return, measured year-by-year and over time.

[graphic] Principal risks
The major risk factors associated with the Fund.

[graphic] Your expenses
The overall costs borne by an investor in the Fund, including sales charges and annual expenses.

--------------------------------------------------------------------------------
Quantitative All Cap Fund
--------------------------------------------------------------------------------
[graphic] Goal and strategy

GOAL: The Fund seeks long-term growth of capital.

STRATEGY: To pursue this goal, the Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of U.S. companies.

The Fund will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), the Fund's subadviser, ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The subadviser will then use fundamental analysis to identify large-, mid- and small-cap companies with strong industry positions, leading market shares, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the Fund's portfolio.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The Fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the Fund.

The Fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information ("SAI").

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

--------------------------------------------------------------------------------
[graphic] Past performance

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

4  FUND

--------------------------------------------------------------------------------
[graphic] Principal Risks

The principal risks of investing in the Fund that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

- Equity securities risk

- Fixed-income securities risk

  - Credit and counterparty risk

- Foreign securities risk

- Medium and smaller company risk

- Hedging and other strategic transactions risk

- Management risk

SUBADVISER

MFC Global (U.S.A.)

PORTFOLIO MANAGERS

Chris Hensen
Brett Hryb
Harpreet Singh

The portfolio managers share investment strategy and decisions. Each has managed the Fund since inception.

See page 19 for management biographies.

FUND CODES

  Class I
  Ticker                --
  CUSIP                 47803X172
  Newspaper             --
  SEC number            811-21779
  JH fund number        430

--------------------------------------------------------------------------------
[graphic] Your expenses

Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund's assets and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.71%
--------------------------------------------------------------------------------
Other expenses                                                             0.73%
--------------------------------------------------------------------------------
Total Fund operating expenses                                              1.44%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 12/31/07)(1)             0.59%
--------------------------------------------------------------------------------
Net annual operating expenses                                              0.85%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

-------------------------------
 Expenses   Year 1  Year 3
-------------------------------
Class I     $87     $397
-------------------------------

1 The Adviser has contractually agreed to waive advisory fees or reimburse for certain other Fund expenses so that total Fund operating expenses do not exceed 0.85% for Class I average annual net assets. This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until termination by the Adviser on notice to JHF II.

                                                                        FUND   5

--------------------------------------------------------------------------------
Your account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Who can buy shares
Class I shares are offered without any sales charge to certain types of investors, as noted below:

- Retirement and other benefit plans and their participants
- Rollover assets for participants whose plans are invested in the Fund
- Endowment funds and foundations
- Any state, county or city, or its instrumentality, department, authority or agency
- Accounts registered to insurance companies, trust companies and bank trust departments
- Investment companies not affiliated with the Adviser
- Investors who participate in fee-based, wrap and other investment platform programs
- Any entity that is considered a corporation for tax purposes
- Fund trustees and other individuals who are affiliated with the Fund or other John Hancock funds

--------------------------------------------------------------------------------
Opening an account
1 Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who Can Buy Shares".

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. ("Signature Services"), the Fund's transfer agent, at 1-888-972-8696.

5 Make your initial investment using the table "Buying Shares."

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT
Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth, and other information that will allow Signature Services to identify you. You may also be asked to provide information that may help to establish your identity.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the accounts such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

Additional payments to financial intermediaries
Shares of the Fund are primarily sold through financial intermediaries (firms) such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

- directly, by the payment of sales commissions, if any;
- indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and John Hancock Funds, LLC (the "Distributor") may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Fund.

The SAI discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

For estimated expenses of each share class, see "Your Expenses" earlier in this prospectus.

Other classes of shares of the Fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

6  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares

                 Opening an account                                               Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       - Make out a check for the investment amount, payable to          - Make out a check for the investment amount,
                  "John Hancock Signature Services, Inc."                           payable to "John Hancock Signature Services,
                                                                                    Inc."
                - Deliver the check and your completed application to your
                  financial representative, or mail them to Signature Services    - If your account statement has a detachable
                  (address below).                                                  investment slip, please complete it in its
                                                                                    entirety. If no slip is available, include a
                                                                                    note specifying the fund name(s), your share
                                                                                    class, your account number and the name(s) in
                                                                                    which the account is registered.

                                                                                  - Deliver the check and your investment slip or
                                                                                    note to your financial representative, or mail
                                                                                    them to Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       - Call your financial representative or Signature Services to     - Call your financial representative or Signature
                  request an exchange.                                              Services to request an exchange.

                - You may only exchange for shares of other institutional         - You may only exchange for shares of other
                  funds, Class I shares or Money Market Fund Class A shares.        institutional funds, Class I shares or Money
                                                                                    Market Fund Class A shares.

------------------------------------------------------------------------------------------------------------------------------------
 By wire
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       - Deliver your completed application to your financial            - Obtain wiring instructions by calling Signature
                  representative, or mail it to Signature Services.                 Services at 1-888-972-8696.

                - Obtain your account number by calling your financial            - Instruct your bank to wire the amount of your
                  representative or Signature Services.                             investment. Specify the fund name(s), your share
                                                                                    class, your account number and the name(s) in
                - Obtain wiring instructions by calling Signature Services          which the account is registered. Your bank may
                  at 1-888-972-8696.                                                charge a fee to wire funds.

                - Instruct your bank to wire the amount of your investment.
                  Specify the fund name(s), the share class, your account number and the name(s) in which the account is registered.
                  Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       See "By exchange" and "By wire."                                  - Verify that your bank or credit union is a
                                                                                    member of the Automated Clearing House ("ACH")
                                                                                    system.

                                                                                  - Complete the "To Purchase, Exchange or Redeem
                                                                                    Shares via Telephone" and "Bank Information"
                                                                                    sections on your account application.

                                                                                  - Call Signature Services between 8:30 A.M. and
                                                                                    5:00 P.M. Eastern Time on most business days to
                                                                                    verify that these features are in place on your
                                                                                    account.

                                                                                  - Call your financial representative or Signature
                                                                                    Services with the fund name(s), your share
                                                                                    class, your account number, the name(s) in which
                                                                                    the account is registered and the amount of your
                                                                                    investment.

-----------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
-----------------------------------------------------------

                                                                 YOUR ACCOUNT  7

--------------------------------------------------------------------------------
Selling shares

                                                                                  To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       - Sales of any amount.                                            - Write a letter of instruction indicating the
                                                                                    fund name, your account number, your share
                                                                                    class, the name(s) in which the account is
                                                                                    registered and the dollar value or number of
                                                                                    shares you wish to sell.

                                                                                  - Include all signatures and any additional
                                                                                    documents that may be required (see next page).

                                                                                  - Mail the materials to Signature Services.

                                                                                  - A check or wire will be sent according to your
                                                                                    letter of instruction.

                                                                                  - Certain requests will require a Medallion
                                                                                    signature guarantee. Please refer to "Selling
                                                                                    shares in writing."

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       Amounts up to $100,000:                                           - Redemption proceeds of up to $100,000 may be
                - Most accounts.                                                    sent by wire or check. A check will be mailed to
                                                                                    the exact name(s) and address on the account.
                Amounts up to $5 million:
                - Available to the following types of accounts: custodial         - To place your request with a representative at
                  accounts held by banks, trust companies or broker-dealers;        John Hancock funds, call Signature Services
                  endowments and foundations; corporate accounts; group             between 8:30 A.M. and 5:00 P.M. Eastern Time on
                  retirement plans; and pension accounts (excluding IRAs,           most business days or your financial
                  403(b) plans and all John Hancock custodial retirement            representative.
                  accounts.
                                                                                  - Redemption proceeds exceeding $100,000 must be
                                                                                    wired to your designated bank account.

                                                                                  - Redemption proceeds exceeding $100,000 and sent
                                                                                    by check will require a letter of instruction
                                                                                    with a Medallion signature guarantee. Please
                                                                                    refer to "Selling shares in writing."

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       - Requests by letter to sell any amount.                          - To verify that the telephone redemption
                                                                                    privilege is in place on an account, or to
                - Qualified requests by phone to sell up to $5 million              request the forms to add it to an existing
                  (accounts with telephone redemption privileges).                  account, call Signature Services.

                                                                                  - Amounts of $5 million or more will be wired on
                                                                                    the next business day.

                                                                                  - Amounts up to $100,000 may be sent by EFT, wire
                                                                                    or by check. Funds from EFT transactions are
                                                                                    generally available by the second business day.
                                                                                    Your bank may charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[graphic]       - Sales of any amount.                                            - Obtain a current prospectus for the fund into
                                                                                    which you are exchanging by calling your
                                                                                    financial representative or Signature Services.

                                                                                  - You may only exchange for shares of other
                                                                                    Institutional funds, Class I shares or Money
                                                                                    Market Class A shares.

                                                                                  - Call your financial representative or Signature
                                                                                    Services to request an exchange.

8  YOUR ACCOUNT

Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

- your address of record has changed within the past 30 days;
- you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);
- you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts);
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                         Requirements for written requests
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts              - Letter of instruction.
custodial accounts for minors).
                                                               - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

                                                               - Medallion signature guarantee, if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------

Owners of corporate, sole proprietorship, general partner      - Letter of instruction.
or association accounts.
                                                               - Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

                                                               - On the letter and the resolution, the signature of the person(s)
                                                                 authorized to sign for the account.

                                                               - Medallion signature guarantee, if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------

Owners or trustees of trust accounts.                          - Letter of instruction.

                                                               - On the letter, the signature(s) of the trustee(s).

                                                               - Copy of the trust document certified within the past 12 months or a
                                                                 John Hancock funds trust certification form.

                                                                - Medallion signature guarantee, if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------

Joint tenancy shareholders with rights of survivorship         - Letter of instruction signed by surviving tenant.
with a deceased co-tenant(s).
                                                               - Copy of death certificate.

                                                               - Medallion signature guarantee, if applicable (see above).

                                                               - Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------

Executors of shareholder estates.                              - Letter of instruction signed by executor.

                                                               - Copy of order appointing executor, certified within the past 12 months.

                                                               - Medallion signature guarantee, if applicable (see above).

                                                               - Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------

Administrators, conservators, guardians and other sellers      - Call 1-888-972-8696 for instructions.
or account types not listed above.

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
-----------------------------------------------------

                                                                 YOUR ACCOUNT  9

--------------------------------------------------------------------------------
Transaction policies

Valuation of shares
The net asset value ("NAV") per share for the Fund and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The Fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Board of Trustees. All methods of determining the value of a security used by the Fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its NAV. In those circumstances when the Fund believes the price of the security may be affected, the Fund uses the fair value of the security. In certain circumstances the Fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by the Fund may trade on U.S. holidays and weekends, even though the Fund's shares will not be priced on those days. This may change the Fund's NAV on days when you cannot buy or sell Fund shares. For market prices and quotations, as well as for some fair value methods, the Fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The Fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices
When you buy shares, you pay the NAV plus any applicable sales charges as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charge.

Execution of requests
The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges
You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Class A shares. The registrations for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares.

A Fund may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading
The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determine that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAVs at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account-holder level or the underlying shareholder level.

Exchange limitation policies
The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity
The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more,

10  YOUR ACCOUNT
exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent its excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

Excessive trading risk
To the extent that the Fund or its agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund may invest a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
- A fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information
JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charge and take any other steps that it deems reasonable.

Certificated shares
The Fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

                                                                YOUR ACCOUNT  11

--------------------------------------------------------------------------------
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment) that affects your account balance
- after any changes of name or address of the registered owner(s)
- in all other circumstances, at least quarterly

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends
The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge ("CDSC") will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Retirement plans
John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-888-972-8696.

--------------------------------------------------------------------------------
Additional investor services

Disclosure of Fund portfolio holdings
The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

12  YOUR ACCOUNT

--------------------------------------------------------------------------------
Risks of investing in the Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even a Fund that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Fund may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value securities Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

Growth securities Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. When a fund invests primarily in growth securities it is subject to these risks.

Fixed-income securities risk
Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of an Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the

                                              RISKS OF INVESTING IN THE FUND  13
fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- Risk to principal and income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
- Price volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
- Dependence on subadviser's own credit analysis. While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign securities risk Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than a fund investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will

14  RISKS OF INVESTING IN THE FUND
decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging and other strategic transactions risk
Certain Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets and currencies without the Fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an fund's portfolio securities. If the transaction is not successful it could result in a loss to the fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

Liquidity risk
Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management risk
The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it

                                              RISKS OF INVESTING IN THE FUND  15
is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Medium and smaller company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to funds that invest in the securities of companies with smaller market capitalizations which primarily make investments in companies with smaller or medium-sized market capitalizations.

16  RISKS OF INVESTING IN THE FUND

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Fund details
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Business structure
The diagram below shows the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

Management Fee
--------------------------------------------------------------------------------
Management fee schedule
--------------------------------------------------------------------------------

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Quantitative All Cap Trust, a series of John Hancock Trust) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                                                    Excess over
                              First $50 million     $50 million
--------------------------------------------------------------------------
Aggregate Assets of the
Fund and Quantitative All
Cap Trust                     0.750%                0.700%
--------------------------------------------------------------------------

                                                               --------------
                                                                Shareholders -----------------------|
                                                               --------------                       |
                                                                     |                              |
                                                                     |                              |
         |---                                   -----------------------------------------------     |
         |                                               Financial services firms and               |
         |                                                   their representatives                  |
         |                                                                                          |
         |                                              Advise current and prospective              |
         |        Distribution and     |-------- shareholders on their Fund investments, often -----|
         |      shareholder services   |         in the context of an overall financial plan.       |
         |                             |        -----------------------------------------------     |
         |                             |                                                            |
         |                             |                                                            |
         |     ---------------------------------------------           ----------------------------------------------------
         |                 Principal distributor                                             Transfer agent
         |
         |                   John Hancock Funds, LLC                            John Hancock Signature Services, Inc.
         |
         |        Markets the Fund and distributes shares                 Handles shareholder services, including record-
         |      through selling brokers, financial planners              keeping and statements, distribution of dividends
         |         and other financial representatives.                        and processing of buy and sell requests.
         |---  ---------------------------------------------           ----------------------------------------------------
                                       |                                                            |
                                       |                                                            |
                                       --------------------------------------------------------------
                                                                       |
---------------------------------      --------------------------------|  ----------------------------------------             ---|
           Subadviser                         Investment adviser       |                 Custodian                                |
                                                                       |                                                          |
MFC Global Investment Management            John Hancock Investment    |      State Street Bank & Trust Company                   |
        (U.S.A.) Limited                   Management Services, LLC    |           2 Avenue de Lafayette                          |
      200 Bloor Street East                   601 Congress Street      |             Boston, MA 02111                     Asset   |
Toronto, Ontario, Canada MAW 1E5             Boston, MA 02210-2805     |                                               management |
                                                                       |     Holds the Fund's assets, settles                     |
  Provides portfolio management               Manages the Fund's       |   all portfolio trades and collects most                 |
          to the Fund.                     business and investment     |     of the valuation data required for                   |
----------------------------------               activities.           |        calculating each Fund's NAV.                      |
                                      ---------------------------------|  ----------------------------------------             ---|
                                                    |                  |                    |
                                                    |                  |                    |
                                                    ----------------------------------------
                                                                       |
                                                                       |
                                                       -----------------------------------
                                                                    Trustees

                                                          Oversee the Fund's activities.
                                                       -----------------------------------

                                                                FUND DETAILS  17

--------------------------------------------------------------------------------
Business structure

The subadviser
MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.).") subadvises the Fund. MFC Global (U.S.A.). is a corporation subject to the laws of Canada and is an indirect wholly owned subsidiary of MFC and is an affiliate of the Adviser. As of August 31, 2006, MFC Global (U.S.A.). and its affiliates had total assets under management of approximately $217 billion.

Pursuant to an order received from the SEC, the Adviser, subject to Board approval, is permitted to appoint a new subadviser for a fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Advisory and subadvisory contracts
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's annual report to shareholders for the period ended August 31, 2006.

18  FUND DETAILS

--------------------------------------------------------------------------------
Management biographies
Below is an alphabetical list of the portfolio managers for the Quantitative
All Cap Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any.

Chris Hensen
--------------------------------------------------------------------------------
Vice President and a Senior Portfolio
 Manager of U.S. Equities; joined MFC
 Global (U.S.A.). in 1995.

Brett Hryb
--------------------------------------------------------------------------------
Vice President and a Senior Portfolio
 Manager of U.S. Equities; joined MFC
 Global (U.S.A.). in 1993.

Harpreet Singh
--------------------------------------------------------------------------------
Vice President and a Senior Portfolio
 Manager of U.S. Equities; joined MFC
 Global (U.S.A.). in 2000; previously a
 quantitative analyst at
 Standish, Ayer & Wood Inc.

                                                               FUND DETAILS   19

--------------------------------------------------------------------------------
Financial highlights

The financial highlights table below for the Fund is intended to help investors understand the financial performance of the Fund for the past five years (or since inception in the case of a Fund in operation for less than five years). The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial statements of the Fund as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the JHF II's financial statements, in the JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

--------------------------------------------------------------------------------
 Quantitative All Cap Fund                                     PERIOD ENDED
--------------------------------------------------------------------------------
 CLASS I SHARES                                                8-31-06(1)
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
 Net asset value, beginning of period                          $10.00
--------------------------------------------------------------------------------
 Net investment income(2)                                        0.02
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                 0.10
--------------------------------------------------------------------------------
 Total from investment operations                                0.12
--------------------------------------------------------------------------------
 Net asset value, end of period                                $10.12
--------------------------------------------------------------------------------
 Total return(3)(%)                                              1.20(4,5)
--------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in millions)                           $1
--------------------------------------------------------------------------------
 Ratio of net expenses to average net assets (%)                 0.78(6)
--------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets(7) (%)            5.66(6)
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets (%)        1.99(6)
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                            21(5)

1 Class 1 shares began operations on 7-28-06.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

20  FUND DETAILS

--------------------------------------------------------------------------------

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on the Fund:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the Fund. The Fund's SAI includes a summary of the Fund's policy regarding disclosure of its portfolio holdings. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual or the SAI, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

(C)2006 JOHN HANCOCK FUNDS, LLC  301PN 12/06

[LOGO] John Hancock(R)
       the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

---------------------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
---------------------------------------------

                              JOHN HANCOCK FUNDS II

                                CLASS NAV SHARES

Index 500 Fund
Active Bond Fund
All Cap Core Fund
All Cap Growth Fund
All Cap Value Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Classic Value Fund
Core Bond Fund
Core Equity Fund
Dynamic Growth Fund
Emerging Growth Fund
Emerging Small Company Fund
Equity-Income Fund
Financial Services Fund
Fundamental Value Fund
Global Allocation Fund
Global Bond Fund
Global Fund
Global Real Estate Fund
Growth Fund
Growth & Income Fund
Growth Opportunities Fund
Health Sciences Fund
High Income Fund
High Yield Fund
International Equity Index Fund
International Growth Fund
International Opportunities Fund
International Small Cap Fund
International Small Company Fund
International Value Fund
Intrinsic Value Fund
Investment Quality Bond Fund
Large Cap Fund
Large Cap Value Fund
Managed Fund
Mid Cap Index Fund
Mid Cap Stock Fund
Mid Cap Value Equity Fund
Mid Cap Value Fund
Money Market Fund
Natural Resources Fund
Pacific Rim Fund
Quantitative All Cap Fund
Quantitative Mid Cap Fund
Quantitative Value Fund
Real Estate Equity Fund
Real Estate Securities Fund
Real Return Bond Fund
Science & Technology Fund
Short-Term Bond Fund
Small Cap Fund
Small Cap Growth Fund
Small Cap Index Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Fund
Small Company Growth Fund
Small Company Value Fund
Special Value Fund
Spectrum Income Fund
Strategic Bond Fund
Strategic Income Fund
Total Bond Market Fund
Total Return Fund
Total Stock Market Index Fund
U.S. Global Leaders Growth Fund
U.S. Government Securities Fund
U.S. High Yield Bond Fund
U.S. Multi-Sector Fund
Utilities Fund
Value Fund
Value & Restructuring Fund
Value Opportunities Fund
Vista Fund

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such information or representation is given, it should not be relied upon as having been authorized by John Hancock Funds II ("JHF II"), the adviser or any subadvisers to JHF II or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHF II in any state where such offer or sale would be prohibited.

                       Prospectus dated December 31, 2006

                                    CONTENTS

OVERVIEW ........................................................     1
JOHN HANCOCK FUNDS II ...........................................     1
SMALL CAP FUNDS .................................................     7
   EMERGING GROWTH FUND .........................................     7
   EMERGING SMALL COMPANY FUND ..................................     8
   SMALL CAP GROWTH FUND ........................................    10
   SMALL CAP OPPORTUNITIES FUND .................................    12
   SMALL CAP FUND ...............................................    14
   SMALL CAP VALUE FUND .........................................    16
   SMALL COMPANY FUND ...........................................    18
   SMALL COMPANY GROWTH FUND ....................................    20
   SMALL COMPANY VALUE FUND .....................................    21
   SPECIAL VALUE FUND ...........................................    23
   VALUE OPPORTUNITIES FUND .....................................    24
MID CAP FUNDS ...................................................    25
   DYNAMIC GROWTH FUND ..........................................    25
   GROWTH OPPORTUNITIES FUND ....................................    26
   MID CAP STOCK FUND ...........................................    27
   MID CAP VALUE EQUITY FUND ....................................    28
   MID CAP VALUE FUND ...........................................    29
   QUANTITATIVE MID CAP FUND ....................................    31
   VALUE FUND ...................................................    32
   VISTA FUND ...................................................    33
LARGE CAP FUNDS .................................................    35
   ALL CAP CORE FUND ............................................    35
   ALL CAP GROWTH FUND ..........................................    37
   ALL CAP VALUE FUND ...........................................    38
   BLUE CHIP GROWTH FUND ........................................    40
   CAPITAL APPRECIATION FUND ....................................    42
   CLASSIC VALUE FUND ...........................................    44
   CORE EQUITY FUND .............................................    46
   EQUITY-INCOME FUND ...........................................    47
   FUNDAMENTAL VALUE FUND .......................................    49
   GROWTH & INCOME FUND .........................................    50
   GROWTH FUND ..................................................    51
   INTRINSIC VALUE FUND .........................................    52
   LARGE CAP FUND ...............................................    53
   LARGE CAP VALUE FUND .........................................    54
   QUANTITATIVE ALL CAP FUND ....................................    56
   QUANTITATIVE VALUE FUND ......................................    57
   U.S. GLOBAL LEADERS GROWTH FUND ..............................    58
   U.S. MULTI SECTOR FUND .......................................    59
   VALUE & RESTRUCTURING FUND ...................................    60
INTERNATIONAL FUNDS .............................................    61
   GLOBAL FUND ..................................................    61
   INTERNATIONAL GROWTH FUND ....................................    63
   INTERNATIONAL OPPORTUNITIES FUND .............................    65
   INTERNATIONAL SMALL CAP FUND .................................    67
   INTERNATIONAL SMALL COMPANY FUND .............................    68
   INTERNATIONAL VALUE FUND .....................................    70
   PACIFIC RIM FUND .............................................    71
FIXED-INCOME FUNDS ..............................................    73
   ACTIVE BOND FUND .............................................    73

   CORE BOND FUND ...............................................    75
   GLOBAL BOND FUND .............................................    76
   HIGH INCOME FUND .............................................    78
   HIGH YIELD FUND ..............................................    79
   INVESTMENT QUALITY BOND FUND .................................    81
   MONEY MARKET FUND ............................................    83
   REAL RETURN BOND FUND ........................................    85
   SHORT-TERM BOND FUND .........................................    87
   SPECTRUM INCOME FUND .........................................    89
   STRATEGIC BOND FUND ..........................................    91
   STRATEGIC INCOME FUND ........................................    94
   TOTAL RETURN FUND ............................................    96
   U.S. GOVERNMENT SECURITIES FUND ..............................    98
   U.S. HIGH YIELD BOND FUND ....................................   100
HYBRID FUNDS ....................................................   102
   GLOBAL ALLOCATION FUND .......................................   102
   MANAGED FUND .................................................   104
SPECIALTY FUNDS .................................................   106
   FINANCIAL SERVICES FUND ......................................   106
   GLOBAL REAL ESTATE FUND ......................................   108
   HEALTH SCIENCES FUND .........................................   110
   NATURAL RESOURCES FUND .......................................   112
   REAL ESTATE EQUITY FUND ......................................   114
   REAL ESTATE SECURITIES FUND ..................................   116
   SCIENCE & TECHNOLOGY FUND ....................................   118
   UTILITIES FUND ...............................................   120
INDEX FUNDS .....................................................   123
   INDEX 500 FUND ...............................................   123
   TOTAL BOND MARKET FUND .......................................   124
   INTERNATIONAL EQUITY INDEX FUND ..............................   125
   MID CAP INDEX FUND ...........................................   126
   SMALL CAP INDEX FUND .........................................   127
   TOTAL STOCK MARKET INDEX FUND ................................   128
ADDITIONAL INFORMATION ABOUT ....................................   129
THE FUNDS' RISKS AND INVESTMENT POLICIES ........................   129
   RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES ............   129
   ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES ..   136
   Hedging and Other Strategic Transactions .....................   136
YOUR ACCOUNT ....................................................   140
   Class NAV Shares .............................................   140
   Transaction Policies .........................................   140
   Dividends and Account Policies ...............................   142
FUND DETAILS ....................................................   144
   Business Structure ...........................................   144
   Subadviser Information and Management Biographies ............   145
APPENDIX A ......................................................   163
SCHEDULE OF MANAGEMENT FEES .....................................   163
FINANCIAL HIGHLIGHTS ............................................   171
FOR MORE INFORMATION ............................................   172

                                    OVERVIEW

                             JOHN HANCOCK FUNDS II

John Hancock Funds II ("JHF II") is a series trust which is comprised of separate investment funds, (each a "Fund", and collectively the "Funds"). The Funds of JHF II offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, the Funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class NAV shares of the Funds listed above. Class NAV shares are sold to the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio (each a "Portfolio" and collectively the "Portfolios"), which are other funds of the JHF II, and to certain institutional investors.

Investment Management

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II, the Funds and Portfolios. The Adviser administers the business and affairs of JHF II and retains and compensates the investment subadvisers which manage the assets of the Funds and Portfolios. The subadvisers formulate a continuous investment program for the Funds and Portfolios, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

Fund Information:

1. Fees and Expenses for Each Fund

JHF II may issue the NAV Shares. The table below describes the fees and expenses for NAV Shares of each Fund offered through this Prospectus. NAV shares do not charge a sales load or surrender fee and are not subject to any Rule 12b-1 distribution and service fees.

Fund Annual Expenses
(as a percentage of Fund average net assets for the fiscal year ended August 31,
2006)

                                                                 Total Fund
                                      Management   Other         Annual
Class NAV Shares                      Fees         Expenses(4)   Expense
---------------------------------------------------------------------------
Funds:
Index 500 Fund(5)                        0.46%        0.04%        0.50%
Active Bond Fund                         0.60%        0.10%        0.70%
All Cap Core Fund(5)                     0.78%        0.04%        0.82%
All Cap Growth Fund(2)                   0.85%        0.09%        0.94%
All Cap Value Fund                       0.83%        0.06%        0.89%
Blue Chip Growth Fund(1)                 0.81%        0.04%        0.85%
Capital Appreciation Fund(2)             0.74%        0.05%        0.79%
Classic Value Fund(5)                    0.80%        0.10%        0.90%
Core Bond Fund(2)                        0.66%        0.16%        0.82%
Core Equity Fund                         0.79%        0.04%        0.83%
Dynamic Growth Fund(2,5)                 0.95%        0.10%        1.05%
Emerging Growth Fund                     0.80%        0.13%        0.93%
Emerging Small Company Fund(2,7)         0.97%        0.06%        1.03%
Equity-Income Fund(1)                    0.81%        0.04%        0.85%

Financial Services Fund(5)               0.82%        0.10%        0.92%
Fundamental Value Fund                   0.77%        0.04%        0.81%
Global Allocation Fund(5)                0.85%        0.15%        1.00%
Global Bond Fund                         0.70%        0.09%        0.79%
Global Fund(5)                           0.85%        0.15%        1.00%
Global Real Estate Fund(5)               0.94%        0.12%        1.06%
Growth & Income Fund(5)                  0.67%        0.10%        0.77%
Growth Fund(5)                           0.80%        0.10%        0.90%
Growth Opportunities Fund(5)             0.80%        0.10%        0.90%
Health Sciences Fund(1,5)                1.05%        0.10%        1.15%
High Income Fund(5)                      0.68%        0.06%        0.74%
High Yield Fund                          0.66%        0.05%        0.71%
International Equity Index Fund          0.53%        0.05%        0.58%
International Growth Fund(5)             0.90%        0.20%        1.10%
International Opportunities Fund(2)      0.88%        0.12%        1.00%
International Small Cap Fund             0.92%        0.21%        1.13%
International Small Company Fund(5)      0.99%        0.15%        1.14%
International Value Fund(3)              0.82%        0.14%        0.96%
Intrinsic Value Fund(5)                  0.78%        0.10%        0.88%
Investment Quality Bond Fund             0.60%        0.19%        0.79%
Large Cap Fund(2)                        0.76%        0.06%        0.82%
Large Cap Value Fund(2)                  0.82%        0.06%        0.88%
Managed Fund(5)                          0.69%        0.10%        0.79%
Mid Cap Index Fund                       0.48%        0.08%        0.56%
Mid Cap Stock Fund                       0.84%        0.07%        0.91%
Mid Cap Value Equity Fund(5)             0.88%        0.09%        0.97%
Mid Cap Value Fund                       0.85%        0.07%        0.92%
Money Market Fund(5)                     0.48%        0.10%        0.58%
Natural Resources Fund                   1.00%        0.07%        1.07%
Pacific Rim Fund(5)                      0.80%        0.20%        1.00%
Quantitative All Cap Fund(5,8)           0.71%        0.68%        1.39%
Quantitative Mid Cap Fund                0.74%        0.06%        0.80%
Quantitative Value Fund                  0.69%        0.05%        0.74%
Real Estate Equity Fund(5)               0.85%        0.04%        0.89%
Real Estate Securities Fund              0.70%        0.07%        0.77%
Real Return Bond Fund                    0.70%        0.05%        0.75%
Science & Technology Fund(1,5)           1.05%        0.10%        1.15%
Short-Term Bond Fund(5)                  0.59%        0.10%        0.69%
Small Cap Fund                           0.85%        0.06%        0.91%
Small Cap Growth Fund(5)                 1.07%        0.10%        1.17%
Small Cap Index Fund(9)                  0.48%        0.08%        0.56%
Small Cap Opportunities Fund             0.99%        0.06%        1.05%
Small Cap Value Fund(5)                  1.07%        0.10%        1.17%
Small Company Fund                       1.04%        0.25%        1.29%
Small Company Growth Fund                1.01%        0.15%        1.16%
Small Company Value Fund(1)              1.02%        0.05%        1.07%
Special Value Fund(2)                    0.95%        0.09%        1.04%
Spectrum Income Fund(1)                  0.75%        0.19%        0.94%
Strategic Bond Fund(2)                   0.68%        0.09%        0.77%
Strategic Income Fund(5)                 0.70%        0.10%        0.80%
Total Bond Market Fund(5,6)              0.49%        0.08%        0.57%
Total Return Fund                        0.70%        0.07%        0.77%
Total Stock Market Index Fund(5)         0.49%        0.10%        0.59%

U.S. Global Leaders Growth Fund          0.70%        0.04%        0.74%
U.S. Government Securities Fund(2)       0.61%        0.11%        0.72%
U.S. High Yield Bond Fund                0.73%        0.09%        0.82%
U.S. Multi Sector Fund                   0.77%        0.05%        0.82%
Utilities Fund(2,5)                      0.85%        0.10%        0.95%
Value & Restructuring Fund(2)            0.84%        0.08%        0.92%
Value Fund(5)                            0.74%        0.24%        0.98%
Value Opportunities Fund                 0.80%        0.10%        0.90%
Vista Fund(2)                            0.89%        0.13%        1.02%

(1) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee this waiver is based on the combined average daily net assets of the following funds that are managed by T. Rowe Price: for JHF II the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Mid Cap Value Fund, Mid Value Trust, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund, Real Estate Equity Fund; for John Hancock Trust the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust (collectively, the "T. Rowe Portfolios"). Only that portion of the net assets of the Science & Technology Fund and the Science & Technology Trust that are managed by T. Rowe Price are included for purposes of determining the combined average daily net assets of the T. Rowe Portfolios. This waiver may be terminated at any time.

(2) The Advisory fees were changed during the previous fiscal year. Rates shown reflect these new advisory fees.

(3) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for the Fund does not exceed 0.45% of the Fund's average net assets. If such reimbursement were reflected in the table, "Management fee" and "Total Fund operating expenses" would be, respectively, 0.80% and 0.99%. This reimbursement shall continue in effect until terminated by the Adviser on notice to JHF II.

(4) Except for the Funds noted in footnote 6, 7, 8, and 9, the Adviser has voluntarily agreed to reduce its advisory fee or make a payment to reimburse each Fund, in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceeds the expense limits set forth as a percentage of average net assets. These expense limits shall be as follows:
0.05% for the Index 500 Fund and the International Equity Index Fund; 0.075% for the Mid Cap Index Fund and Total Stock Market Index Fund; 0.35% for the Global Fund, Global Bond Fund, Global Real Estate Fund, International Opportunities Fund, International Small Cap Fund, International Small Company Fund, International Value Fund, Overseas Equity Fund, and Pacific Rim Fund; 0.25% for all other Funds except those noted above. This expense reimbursement shall continue in effect until terminated by the Adviser on notice to JHF II.

(5) For Funds that have not started operations or have operations of less than six months as of August 31, 2006, expenses are based on estimates which reflect what actual expenses are expected to be incurred over the next year.

(6) For the Total Bond Market Fund, the Adviser has contractually agreed to limit certain Other Expenses so that certain other Fund level expenses do not exceed 0.075%. If the Advisor did not limit expenses, Other Expenses would be 0.12% and Net Fund Operating Expenses would be 0.61%. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

(7) For the Emerging Small Company Fund, the Adviser has contractually agreed to limit certain Other Expenses so that certain other Fund level expenses do not exceed 0.06%. If the Advisor did not limit expenses, Other Expenses would be 0.23% and Net Fund Operating Expenses would be 1.20%. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

(8) The Adviser has contractually agreed to reduce its advisory fee or make a payment to reimburse the Quantitative All Cap Fund in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceeds the 0.80% of the average net assets. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

(9) For the Small Cap Index Fund, the Adviser has contractually agreed to limit certain Other Expenses so that certain other Fund level expenses do not exceed 0.075%. If the Advisor did not limit expenses, Other Expenses would be 0.10% and Net Fund Operating Expenses would be 0.58%. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

Example of Expenses for Each Fund

The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

Class NAV Shares                    1 Year     3 Years   5 Years   10 Years
---------------------------------------------------------------------------
Funds:
Index 500 Fund                        51         160       280       628
Active Bond Fund                      72         224       390       871
All Cap Core Fund                     84         262       455      1014
All Cap Growth Fund                   96         299       520      1154
All Cap Value Fund                    91         284       493      1096
Blue Chip Growth Fund                 87         271       471      1049
Capital Appreciation Fund             80         251       437       974
Classic Value Fund                    92         287       498      1108
Core Bond Fund                        84         262       456      1015
Core Equity Fund                      85         265       460      1025
Dynamic Growth Fund                  107         334       579      1283
Emerging Growth Fund                  95         296       515      1143
Emerging Small Company Fund          105         364       642      1437
Equity-Income Fund                    87         271       471      1049
Financial Services Fund               94         293       509      1131
Fundamental Value Fund                83         259       450      1002
Global Allocation Fund               102         318       552      1225
Global Bond Fund                      81         252       439       978
Global Fund                          102         318       552      1225
Global Real Estate Fund              108         337       585      1294
Growth & Income Fund                  79         246       428       954
Growth Fund                           92         287       498      1108
Growth Opportunities Fund             92         287       498      1108
Health Sciences Fund                 117         365       633      1398
High Income Fund                      76         237       411       918
High Yield Fund                       73         227       395       883
International Equity Index Fund       59         186       324       726
International Growth Fund            112         350       606      1340

International Opportunities Fund     102        318        552       1223
International Small Cap Fund         115        359        622       1375
International Small Company Fund     116        362        628       1386
International Value Fund              98        306        531       1178
Intrinsic Value Fund                  90        281        488       1084
Investment Quality Bond Fund          81        252        439        978
Large Cap Fund                        84        263        457       1017
Large Cap Value Fund                  89        280        486       1081
Managed Fund                          81        252        439        978
Mid Cap Index Fund                    57        179        313        701
Mid Cap Stock Fund                    93        290        504       1120
Mid Cap Value Equity Fund             99        309        536       1190
Mid Cap Value Fund                    94        293        509       1131
Money Market Fund                     59        186        324        726
Natural Resources Fund               109        340        590       1306
Pacific Rim Fund                     102        318        552       1225
Quantitative All Cap Fund            142        440        761       1669
Quantitative Mid Cap Fund             82        255        444        990
Quantitative Value Fund               76        237        411        918
Real Estate Equity Fund               91        284        493       1096
Real Estate Securities Fund           79        246        428        954
Real Return Bond Fund                 77        240        417        930
Science & Technology Fund            117        365        633       1398
Short-Term Bond Fund                  70        221        384        859
Small Cap Fund                        93        290        504       1120
Small Cap Growth Fund                119        372        644       1420
Small Cap Index Fund                  57        184        322        724
Small Cap Opportunities Fund         107        334        579       1283
Small Cap Value Fund                 119        372        644       1420
Small Company Fund                   131        409        708       1556
Small Company Growth Fund            118        368        638       1409
Small Company Value Fund             109        340        590       1306
Special Value Fund                   106        330        572       1266
Spectrum Income Fund                  96        300        520       1155
Strategic Bond Fund                   79        246        428        954
Strategic Income Fund                 82        255        444        990
Total Bond Market Fund                58        191        336        758
Total Return Fund                     79        246        428        954
Total Stock Market Index Fund         60        189        329        738
U.S. Global Leaders Growth Fund       76        237        411        918
U.S. Government Securities Fund       73        229        399        891
U.S. High Yield Bond Fund             84        262        455       1014
U.S. Multi Sector Fund                84        262        455       1014
Utilities Fund                        97        303        525       1166
Value & Restructuring Fund            94        293        509       1131
Value Fund                           100        312        542       1201
Value Opportunities Fund              92        287        498       1108
Vista Fund                           104        325        564       1250

2. Investment Objectives and Strategies

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information
About the Funds' Risks and Investment Policies".

Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by the JHF II assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix A of the SAI.

3. Principal Risks of Investing in the Funds

Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities, as well as the definition of a non-diversified Fund and the risks associated with such a Fund, are more fully described below under "Additional Information About the Funds' Risks and Investment Policies".

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivative Risk

      -Equity Securities Risk

      -Exchange Traded Funds ("ETFs") Risk

      -Fixed Income Securities Risk

      -Foreign Securities Risk

      -High Portfolio Turnover Risk

      -Index Management Risk

      -Industry or Sector Investing Risk

      -Initial Public Offerings ("IPOs") Risk

      -Investment Company Securities Risk

      -Issuer Risk

      -Liquidity Risk

      -Mortgage-Backed and Asset-Backed Securities Risk

      -Non-Diversified Fund Risk

      -Real Estate Securities Risk

      -Short Sale Risk

      -Small and Medium Size Companies Risk

      -Stripped Securities Risk

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4. Past Performance

These sections under each Fund would normally show how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Funds have less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

5. Portfolio Managers

See "Subadviser Information and Management Biographies" for information relating to the Funds' portfolio managers.

                                SMALL CAP FUNDS

EMERGING GROWTH FUND

Subadviser: MFC Global Investment Management (U.S.), LLC

Investment Objective:    To seek superior long-term rates of return through
                         capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by investing, primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

The Fund will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

The subadviser focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The manager then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the Fund.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The Fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objective of the Fund and as permitted by applicable securities legislation: S&P Depository Receipts, Russell 2000 Growth I shares (or similar types of ETFs), stock index futures contracts and options of stock index futures contracts. Such use would include the hedging of significant cash flows into or out of the Fund.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its net asset value ("NAV") and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk

      -Fixed Income Securities Risk

      -Foreign Securities Risk

      -High Portfolio Turnover Risk

      -Issuer Risk

      -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV     Ticker                   JHEGX
              CUSIP                47803V846
              SEC number           811-21779

EMERGING SMALL COMPANY FUND

Subadviser:  RCM Capital Management LLC

Investment Objective:     To seek long term capital appreciation.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S.
                          companies with smaller capitalizations (which the subadviser defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index) not less than $105 million and not more than $2.375 billion as of August 31, 2006.
                          The capitalization criteria applies at the time of investment. The Fund may also invest up to 15% of its assets in foreign securities including emerging markets. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

The subadviser seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

In addition to traditional research activities, the portfolio managers use Grassroots (sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The subadviser sells securities they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk

      -Foreign Securities Risk

      -High Portfolio Turnover Risk

      -Industry or Sector Investing Risk

      -IPOs Risk

      -Issuer Risk

      -Liquidity Risk

      -Small and Medium Size Companies Risk

The Fund may engage in short-term trading of portfolio securities. A high portfolio turnover rate (100% or more) could produce additional trading costs, which would detract from the Fund's performance.

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV     Ticker                   JHESX
              CUSIP                47803V820

                            SEC number    811-21779

SMALL CAP GROWTH FUND

Subadviser: Wellington Management Company, LLP

Investment Objective:     To seek long-term capital appreciation.

Investment Strategies:    Under normal market conditions, the subadviser will
                          invest, under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small cap companies" are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index ($0.09 billion to $2.9 billion as of October 31, 2006) or the S&P Small Cap 600 Index
                          ($43 million to $3.74 as of October 31, 2006). The
                          Fund invests in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Market capitalizations of companies in the indices change over time; however, the portfolio will not sell a security just because a company has grown or fallen to a market capitalization outside the range of the indices.

The subadviser selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The subadviser looks for companies based on a combination of criteria including one or more of the following:

-Improving market shares and positive financial trends;

-Superior management with significant equity ownership; and

-Attractive valuations relative to earnings growth outlook.

The Fund is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The Fund's sector exposures are broadly diversified, but are primarily a result of stock selection and therefore may vary significantly from the benchmark. The Fund may invest up to 20% of its total assets in foreign securities (with no more than 5% in emerging market securities).

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The Fund may invest in IPOs. The Fund may also purchase each of the following types of securities, but not as a principal investment strategy: U.S. dollar denominated foreign securities, certain ETFs, and certain derivatives (investments whose value is based on an index or other securities).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk (including Growth Investing Risk)

      -Foreign Securities Risk

      -High Portfolio Turnover Risk

      -IPOs Risk

      -Issuer Risk

      -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV      Ticker                     --
               CUSIP                      --
               SEC number          811-21779

SMALL CAP OPPORTUNITIES FUND

Subadviser: Munder Capital Management

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks this
                         objective by investing at least 80% of its net assets
                         (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index ($105 million to $2.375 billion as of August 31, 2006).

The Fund attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of domestic and foreign companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the subadviser considers these factors, among others, in choosing companies:

      -A stable or improving earnings records;

      -Sound finances;

      -Above-average growth prospectus or profitability;

      -Participation in a fast growing industry;

      -Strategic niche position in a specialized market; and

      -Adequate capitalization.

The Fund may, but is not required to, use any or all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". The Fund may write covered call options during especially volatile markets. Even though a Fund will receive the option premium to help protect it against loss, a call option sold by the Fund will expose the Fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

The Fund may use ETFs to manage cash and may invest in other investment companies. The Fund may invest in equity securities of larger capitalization companies in addition to small-capitalization companies. The Fund may invest in real estate investment trusts (REITs).

The Fund's investments in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The Fund's investments in foreign securities also include indirect investments, such as depositary receipts.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk

      -ETFs Risk

      -Foreign Securities Risk

      -High Portfolio Turnover Risk

      -Issuer Risk

      -Small and Medium Size Companies Risk

The Fund may engage in short-term trading of portfolio securities. A high portfolio turnover rate (100% or more) could produce additional trading costs, which would detract from the Fund's performance.

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                    JHSOX
             CUSIP                 47803X883
             SEC number            811-21779

SMALL CAP FUND

Subadviser: Independence Investments LLC

Investment Objective:    To seek maximum capital appreciation consistent with
                         reasonable risk to principal.

Investment Strategies:   Under normal market conditions, the Fund invests, at
                         least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-cap companies whose market capitalization does not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000
                         Index ($105 million to $2.375 billion as of August 31, 2006), and (c) the market capitalization of the companies in the S&P Small Cap 600 Index ($43 million to $3.70 billion as of August 31, 2006).

The subadviser selects securities for the Fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with identifiable catalysts for change. Examples of some of the catalysts the subadviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

The subadviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The subadviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

The Fund may sell a stock, for example, if it reaches the target price set by the subadviser; the subadviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the subadviser decides the earnings expectations or fundamental outlook for the company have deteriorated.

The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: U.S. dollar denominated foreign securities and ADRs, certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

As timing the market is not an important part of the subadviser's investment strategy, cash reserves will normally represent a small portion of the Fund's total assets (under 20%).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-ETFs Risk

-IPOs Risk

-Issuer Risk

-Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV            Ticker               JHSPX
                     CUSIP            47803X560

                     SEC number           811-21779

SMALL CAP VALUE FUND

Subadviser: Wellington Management Company LLP

Investment Objective:     To seek long-term capital appreciation.

Investment Strategies:    Under normal market conditions, the subadviser will
                          invest at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

For the purposes of the Fund, "small cap companies" are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index ($0.09 billion to $2.9 billion as of October 31, 2006) or the S&P Small Cap 600 Index ($43 million to $3.74 billion as of October 31, 2006).

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the subadviser believes have distinct value characteristics based on industry-specific valuation criteria. The subadviser focuses on high quality companies with a proven record of above average rates of profitability that sell at a discount relative to the overall small-cap market.

Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

-Sustainable competitive advantages within a market niche;

-Strong profitability and free cash flows;

-Strong market share positions and trends;

-Quality of and share ownership by management; and

-Financial structures that are more conservative than the relevant industry average.

The Fund's sector exposures are broadly diversified, but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The Fund may invest up to 15% of its total assets in foreign securities (with no more than 5% in emerging market securities).

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", the Fund normally has 10% or less (usually lower) of its total assets invested in cash and cash equivalents.

The Fund's portfolio may invest in IPOs. The Fund may also purchase each of the following types of securities: REITs or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain ETFs, and certain derivatives (investments whose value is based on an index or other securities).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk (including Value Investing Risk)

   -ETFs Risk

   -Foreign Securities Risk

   -IPOs Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

SMALL COMPANY FUND

Subadviser:  American Century Investment Management, Inc.

Investment Objective:     To seek long-term capital growth.

Investment Strategies:    Under normal market conditions, at least 80% of the
                          Fund's net assets (plus any borrowing for investment purposes) will consist of stocks of companies that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P
                          Small Cap 600 Index. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Fund.

The market cap range of this index as of October 31, 2006 was $43 million to $3.74 billion. If the companies in which the Fund invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the subadviser determines that the availability of small-sized companies in which to invest is not adequate to meet the Fund's investment needs, the subadviser may invest up to 20% of the Fund's assets in medium- and larger-sized companies.

The Fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily smaller companies, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a Fund that provides better returns than its benchmark without taking on significant additional risk.

The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of the stock prices generally. When the subadviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as, convertible securities, stock futures contracts or stock index future contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks.

The subadviser generally sells stocks from the Fund's portfolio when the subadviser believes:

-a stock becomes too expensive relative to other stock opportunities;

-a stock's risk parameters outweigh its return opportunity;

-more attractive alternatives are identified; or

-specific events alter a stock's prospects.

The Fund may invest in IPOs. For the risks associated with IPOs, see "Additional Information About the Funds' Risks and Investment Policies -- IPOs Risk." The Fund is authorized to use each of the investment strategies listed under "Additional Investment Policies" including, without limitation, investing in U.S. government securities and entering into short sales. The Fund may also purchase securities of other investment companies, including ETFs, and cash and cash equivalents.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -Fixed Income Securities Risk

   -High Portfolio Turnover Risk

   -IPOs Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                    JHSNX
             CUSIP                 47803X552
             SEC number            811-21779

SMALL COMPANY GROWTH FUND

Subadviser: AIM Capital Management, Inc.

Investment Objective:     To seek long-term growth of capital.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowing for investment purposes) in securities of small-capitalization companies.

The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. As of August 31, 2006, the capitalizations of companies included in the Russell 2000 Index ranged from $0.104 billion to $ 2.375 billion.

The Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

In selecting investments, the subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The subadviser anticipates that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The subadviser allocates investments among fixed-income securities based on its view as to the best values then available in the marketplace. The subadviser considers whether to sell a particular security when any of these factors materially changes.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk

      -Foreign Securities Risk

      -Issuer Risk

      -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                    JHSRX
             CUSIP                 47803X545
             SEC number            811-21779

SMALL COMPANY VALUE FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:     To seek long-term growth of capital.

Investment Strategies:    Under normal market conditions, the Fund will invest
                          at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000
                          Index at the time of purchase ($105 million to $2.375 billion as of August 31, 2006). The Fund invests in small companies whose common stocks are believed to be undervalued.

Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadviser's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

-Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

-Low stock price relative to a company's underlying asset values;

-Above-average dividend yield relative to a company's peers or its own historic norm;

-A plan to improve the business through restructuring; or

-A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities (up to 20% of its net total assets), futures, and options. The Fund may invest in fixed income and convertible securities without regard to quality or rating, including up to 10% of total assets in non-investment grade ("junk bonds") fixed income securities. Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the Fund as much as a fund that invests more of its assets in fixed income securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risks associated therewith.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk (including Value Investing Risk)

      -Fixed Income Securities Risk

      -Foreign Securities Risk

      -Issuer Risk

      -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                    JHSVX
             CUSIP                 47803X842
             SEC number            811-21779

SPECIAL VALUE FUND

Subadviser: ClearBridge Advisors, LLC

Investment Objective:     To seek long-term capital growth.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of the value of its net assets in common stocks and other equity securities of small capitalization U.S. companies. Small capitalized companies are defined as those whose market capitalization at the time of investment is no greater than (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater.

As of October 31, 2006, the market capitalization range of the Russell 2000 Index was $0.09 billion to $2.9 billion. Securities of companies whose market capitalizations no longer meet the definition of smaller capitalized companies after purchase by the fund still will be considered to be securities of small capitalization companies for the purpose of the Fund's 80% investment policy. The size of companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares; debt securities convertible into equity securities; warrants and rights relating to equity securities; and ADRs, EDRs, GDRs and IDRs and ETFs that represent or track small capitalized companies. The Fund may invest up to 20% of the value of its net assets in shares of companies with market capitalizations higher than smaller capitalization companies.

The subadviser emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices, (c) cash flow and (d) rankings).

The subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. (Quantitative parameters are the values used to evaluate investments). In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as:

-Low stock price relative to earnings, book value and cash flow

-High return on invested capital

The subadviser also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus, or the subadviser individual security selection.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk

      -ETF Risk

      -Issuer Risk

      -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                    JHPEX
             CUSIP                 47803X826
             SEC number            811-21779

VALUE OPPORTUNITIES FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by outperforming its benchmark, the Russell 2500 Value Index, and invests at least 80% of its assets in securities of small and mid-cap companies. The Fund typically makes equity investments in U.S. companies that issue stock included in the Russell 2500 Index, and in companies with similar market capitalizations ("small and mid-cap companies").
                         As of August 31, 2006, the average market capitalization of companies in the Russell 2500 Index ranged from $100 million to $6.06 billion. In addition, as of August 31, 2006, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.2 billion, and the median market capitalization was approximately $800 million.

The subadviser uses proprietary research and multiple quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and which trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independent maintained and published by the Frank Russell Company.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk

      -Issuer Risk

      -Liquidity Risk

      -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

                                  MID CAP FUNDS

DYNAMIC GROWTH FUND

Subadviser: Deutsche Investment Management Americas Inc.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets, at the time of investment, in stocks and other equity securities of medium-sized
                         U.S. companies with strong growth potential.

The Fund invests most of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the Russell Mid Cap Growth Index. The subadviser believes these companies contain the greatest concentration of businesses with significant growth prospects.

The subadviser focuses on individual security selection rather than industry selection. The subadviser uses an active process which combines financial analysis with company visits to evaluate management and strategies. The subadviser may invest in internet related companies.

The Fund may invest in convertible securities when it is more advantageous than investing in a company's common stock. The Fund may also invest up to 20% of its net assets in stocks and other securities of companies based outside the U.S.

Investment Process. Company research lies at the heart of the subadviser's investment process. The subadviser uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

The subadviser focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

The subadviser emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

The subadviser generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      -Active Management Risk

      -Credit and Counterparty Risk

      -Derivatives Risk

      -Equity Securities Risk

      -High Portfolio Turnover Risk -Issuer Risk

      -Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

GROWTH OPPORTUNITIES FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal circumstances, the Fund invests at least
                         80% of its net assets, at the time of investment, in investments in small and mid-cap companies and seeks to achieve its objective by outperforming its benchmark, the Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small- and mid-cap companies"). As of August 31, 2006, the average market capitalization of companies in the Russell 2500 Index ranged from $100 million to $6.06 billion. In addition, as of August 31, 2006, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.2 billion, and the median market capitalization was approximately $800 million.

The subadviser uses proprietary research and multiple quantitative models to identify small cap company stocks the subadviser believes have improving fundamentals. The subadviser then narrows the selection to small and mid-cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the manager believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

-Liquidity Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

MID CAP STOCK FUND

Subadviser: Wellington Management Company, LLP

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

For the purposes of the Fund, "medium-sized companies" are those with market capitalizations, at the time of investment, within the collective market capitalization range of companies represented in either the Russell MidCap Index ($1.37 billion to $18.56 billion as of October 31, 2006) or the S&P MidCap 400 Index ($570 million to $11.11 billion as of October 31, 2006).

The subadviser investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the subadviser looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Fund may invest up to 20% of its total assets in foreign securities (with no more than 5% in emerging market securities).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Growth Investing Risk)

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker                    JHMSX
             CUSIP                 47803X586
             SEC number            811-21779

MID CAP VALUE EQUITY FUND

Subadviser: RiverSource Investments, LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (including the amount of any borrowings for investment purposes, if any) in equity securities of medium-sized companies.

Medium-sized companies are those whose market capitalization at the time of purchase fall within the range of the Russell Midcap Value Index. At August 31, 2006, the range of this index was between $1.4 billion and $17.21 billion. The market capitalization range of the index is subject to change. Up to 20% of the net assets of the Fund may be invested in stocks of small or large companies, preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's objectives, the subadviser chooses equity investments by:

-Selecting companies that are undervalued based on a variety of measures, such as price to earnings ratios, price/book ratios, current and projected earnings, current and projected dividends, and historic price levels.

-Identifying companies with growth potential based on:

   -effective management, as demonstrated by overall performance, and

   -financial strength.

In evaluating whether to sell a security, the subadviser considers, among other factors, whether:

-The security is overvalued relative to alternative investments.

-The security has reached the subadviser's price objective.

-The company has met the subadviser's earnings and/or growth expectations.

-The company or the security continues to meet the other standards described above.

The Fund can invest in any economic sector, and at times, it may emphasize one or more particular sectors.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Industry and Sector Risk

-Interest Rate Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    CUSIP                41015E7866
             SEC number            811-21779

MID CAP VALUE FUND

Subadviser: Lord, Abbett & Co. LLC

Investment Objective:    To seek capital appreciation.

Investment Strategies:   The Fund invests primarily in equity securities which
                         it believes to be undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Midcap Index. As of October
                         31, 2006, the market capitalization range of the Russell Midcap Index was $1.37 billion to $18.56 billion. This range varies daily.

The subadviser uses a value approach in managing the Fund. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, the subadviser looks for such factors as:

-Changes in economic and financial environment

-New or improved products or services

-Improved efficiencies resulting from new technologies or changes in distribution

-New or rapidly expanding markets

-Price increases for the company's products or services

-Changes in management or company structure

-Changes in government regulations, political climate or competitive conditions

The Fund may invest up to 10% of its total assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. The subadviser does not consider ADRs and securities of companies domiciled outside the U.S. that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments

At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk -Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV      Ticker         JHMVX
               CUSIP      47803V150

        SEC number       811-21779

QUANTITATIVE MID CAP FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in U.S.
                         mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall Fund volatility and increase performance.

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Rather than a fixed number of "large cap" or "small cap" stocks, Morningstar uses a flexible system that isn't adversely affected by overall movements in the market. Large-cap stocks are defined as the group that accounts for the top 70% of the capitalization of the Morningstar domestic stock universe; mid-cap stocks represent the next 20%; and small-cap stocks represent the balance. The Morningstar stock universe represents approximately 99% of the U.S. market for actively traded stocks. Using this definition, the range for mid market cap in Aug 2006 was $1.796 billion to $10.42 billion.

The subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and the subadviser equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities with strong industry position, leading market share, proven management and a strong balance sheet. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the Fund.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts (ADRs).

The Fund may also invest in fixed income securities including money market instruments.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker           JHQMX
             CUSIP        47803X107
             SEC number   811-21779

VALUE FUND

Subadviser: Morgan Stanley Investment Management Inc. doing business as Van Kampen ("Van Kampen")

Investment Objective:    To realize an above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         attain this objective by investing in equity securities of companies, at the time of investment, with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index ($1.4 billion to $17.21 billion as of August 31, 2006).

The Fund invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The Fund may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs. The Fund may invest up to 15% of its net assets in REITs.

The subadviser's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that the subadviser believes are selling below their intrinsic value and offer the opportunity for growth of capital. The Fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospectus, and attractive valuations. The subadviser may favor securities of companies that are in undervalued industries. The subadviser may purchase stocks that do not pay dividends. The subadviser may also invest the Fund's assets in companies with smaller or larger market capitalizations.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

-Real Estate Securities Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker              --
             CUSIP        47804A833
             SEC number   811-21779

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VISTA FUND

Subadviser: American Century Investment Management, Inc.

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         common stocks of companies that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.

In managing the Fund, the subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy. When determining the size of a company, the subadviser will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

In implementing this strategy, the subadviser uses a bottom-up approach to stock selection. This means that the subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. The subadviser manages the Fund based on the belief that, over the long-term, stock price movements follow growth in earnings and revenue. The subadviser uses its extensive computer database, as well as other primary analytical research tools, to track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The subadviser's principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

Although the subadviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest in securities of foreign companies, including companies in emerging markets. The Fund may also invest in IPOs.

The subadviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the subadviser believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Fund generally limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security can help the Fund's cash assets remain liquid while performing more like stocks.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-IPOs Risk

-Issuer Risk

-Small and Medium Size Companies Risk

In addition, the Fund may buy a large amount of a company's stock quickly, and often will dispose of it quickly if the company's earnings or revenues decline. While the subadviser believes that this strategy provides substantial appreciation over the long term, in the short term it can create a significant amount of price volatility. This volatility may be greater than that of the average stock fund.

Fund Codes

CLASS NAV   Ticker                     JHVTX
            CUSIP                  47803X495

            SEC number             811-21779

                                 LARGE CAP FUNDS

ALL CAP CORE FUND

Subadviser: Deutsche Investment Management Americas Inc.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         common stocks and other equity securities, at the time of investment, within all asset classes (small, mid and large cap) those within the Russell 3000 Index.

The Fund may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

The Fund may also invest in U.S. Government securities.

Investment Philosophy. The subadviser pursues an actively managed, quantitative investment process. The subadviser's investment philosophy is based on three central tenets:

Securities have an intrinsic value from which they deviate over time. The subadviser believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

Quantitative investment models provide an improved framework for selecting miss priced stocks in an unbiased, consistent and repeatable manner.

Quantitative Investment Approach. The subadviser blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. The subadviser's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. The subadviser believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. The subadviser also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

Portfolio Construction and Quantitative Risk Management. The subadviser extensively screens the Russell 3000 universe using multiple investment parameters to identify what the subadviser believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS NAV   Ticker                        --
            CUSIP                         --
            SEC number             811-21779

ALL CAP GROWTH FUND

Subadviser: AIM Capital Management, Inc.

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve this investment objective by investing its assets principally in common stocks of companies that the portfolio managers believe likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long- term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the Fund will be incidental.

The Fund's portfolio is comprised of securities of two basic categories of companies:

-"core" companies, which the subadviser considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

-"earnings acceleration" companies which the subadviser believes are currently enjoying a dramatic increase in profits.

The Fund may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the total assets of the Fund. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

Use of Hedging and Other Strategic Transactions

The Fund may:

-purchase and sell stock index futures contracts,

-purchase options on stock index futures as a hedge against changes in market conditions,

-purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

-write (sell) covered call options (up to 25% of the value of its portfolio's net assets), or

-foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the Fund is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

Fund Codes

CLASS NAV    Ticker                    JHCGX
             CUSIP                 47803V309
             SEC number            811-21779

ALL CAP VALUE FUND

Subadviser: Lord, Abbett & Co. LLC

Investment Objective:    To seek capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         equity securities of U.S. and multinational companies that the subadviser believes are undervalued in all capitalization ranges. The Fund will invest at least
                         50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index. As of October 31, 2006, the market capitalization range of the Russell 1000 Index was $1.37 billion to $432 billion. This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

In selecting investments, the subadviser attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what the subadviser thinks is its full value, or may go down in value, the subadviser's emphasis on large, seasoned company value stocks may limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. The subadviser generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadviser valuation target.

The Fund may invest up to 10% of its net assets in foreign equity securities. The subadviser does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker                    JHCVX
             CUSIP                 47803V507
             SEC number            811-21779

BLUE CHIP GROWTH FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:    To provide long-term growth of capital. Current income
                         is a secondary objective.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in the common stocks of large and medium-sized blue chip growth companies. These are firms that in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

In identifying blue chip companies, the subadviser generally considers the following characteristics:

Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. The subadviser analysts will evaluate the depth and breadth of a company's management experience.

Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

The subadviser evaluates the growth prospects of companies and the industries in which they operate. The subadviser seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects the subadviser belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the subadviser targets will have good prospects for dividend growth.

While most of the assets of the Fund are invested in U.S. common stocks, the Fund may also purchase other types of securities, including, (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its net assets) including ADRs, (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

The Fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the Fund but may include non-investment grade debt securities (junk bonds). The Fund will not purchase a non-investment grade debt security if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Use of Hedging and Other Strategic Transactions The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Fund may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a description of these strategies and of certain risks associated therewith.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Growth Investing Risk)

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

Fund Codes

CLASS NAV    Ticker                    JHBCX
             CUSIP                 47803V705
             SEC number            811-21779

CAPITAL APPRECIATION FUND

Subadviser: Jennison Associates LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 65% of the Fund's total assets in equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large- capitalization companies.

The subadviser follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The subadviser looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the Fund is not likely to receive significant dividend income on its securities.

In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Fund invests include: (i) American Depository Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) REITs and similar securities. (Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that the Fund can convert into the company's common stock or some other equity security).

The Fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and favorably valued.

In addition to the principal strategies discussed above, the Fund may also use the following investment strategies to attempt to increase the Fund's return or protect its assets if market conditions warrant:

-The Fund may make short sales of a security including short sales "against the box."

-The Fund may invest up to 20% of the Fund's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities).

-The Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

-The Fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

-The Fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The Fund may invest in obligations that are not rated, but that the subadviser believes are of comparable quality to these obligations.

-The Fund may invest in repurchase agreements.

The subadviser considers selling or reducing a stock position when, in the opinion of the subadviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Short Sale Risk

Fund Codes

CLASS NAV    Ticker                    JHCPX
             CUSIP                 47803V887
             SEC number            811-21779

CLASSIC VALUE FUND

Subadviser: Pzena Investment Management, LLC.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets, at the time of investment, in domestic equity securities. The Fund may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S.
                         Exchange or the NASDAQ market.

In managing the Fund, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, the subadviser screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that the subadviser believes generally have the following characteristics:

-cheap on the basis of current price to estimated normal level of earnings

-current earnings below normal levels

-a sound plan to restore earnings to normal

-a sustainable business advantage.

Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, the subadviser refines its earnings model and makes its final investment decision.

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the Fund's investments avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in the subadviser's ranking system. The subadviser also will generally sells a security when there are more attractive opportunities or there is a change in company fundamentals.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The subadviser seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the portfolio's cash levels will increase. To the extent the portfolio's cash levels increase, its ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Non-Diversified Funds Risk

In addition, the Fund's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium capitalization stocks.

Fund Codes

CLASS NAV   Ticker                        --
            CUSIP                         --
            SEC number             811-21779

CORE EQUITY FUND

Subadviser: Legg Mason Capital Management, Inc.

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus borrowings for investment purposes, if any) at the time of investment in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

The Fund may also invest in debt securities of companies having one or more of the above characteristics. The Fund may invest up to 20% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Issuer Risk

The subadviser's approach to investing involves the risk that stocks purchased by the subadviser, which the subadviser believes to be undervalued at the time of purchase, may remain undervalued for a significant time period. The subadviser may concentrate much of the Fund's investments in certain market segments, and will, therefore, be more susceptible to factors adversely affecting issuers within that market than would a more diversified portfolio of securities.

Fund Codes

CLASS NAV    Ticker                    JHCRX
             CUSIP                 47803X628
             SEC number            811-21779

EQUITY-INCOME FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:    To provide substantial dividend income and also
                         long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the Fund's net assets (plus any borrowing for investment purposes) in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

The subadviser believes that income can contribute significantly to total return over time and expects the Fund's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The Fund employs a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

The Fund will generally consider companies with the following characteristics:

-established operating histories;

-above-average dividend yield relative to the S&P 500 Index;

-low price/earnings ratios relative to the S&P 500 Index;

-sound balance sheets and other financial characteristics; and

-low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

The Fund may also purchase other types of securities in keeping with its objective, including:

-U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets);

-preferred stocks;

-convertible stocks, bonds, and warrants; and

-futures and options.

The Fund may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the Fund as much as a fund that invests more of its assets in fixed income securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains more complete description of such instruments and the risks associated therewith.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Value Investing Risk)

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

The Fund's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance.

Fund Codes

CLASS NAV     Ticker                   JHEIX
              CUSIP                47803V796
              SEC number           811-21779

FUNDAMENTAL VALUE FUND

Subadviser: Davis Selected Advisers, L.P.

Investment Objective:     To seek growth of capital.

Investment Strategies:    Under normal market conditions, the Fund invests in
                          common stocks of U.S. companies with market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

The subadviser uses the Davis Investment Discipline in managing the Fund's portfolio. The Davis Investment Discipline involves conducting extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

-Proven track record

-Significant personal ownership in business

-Strong balance sheet

-Low cost structure

-High after-tax returns on capital

-High quality of earnings

-Non-obsolescent products / services

-Dominant or growing market share

-Participation in a growing market

-Global presence and brand names

The subadviser's goal is to invest in companies for the long term. The subadviser considers selling a company if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

The Fund may also invest up to 20% of total assets in foreign securities and fixed income securities.

When the Fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk (Financial Services Securities Risk)

-Issuer Risk

Fund Codes

CLASS NAV     Ticker                   JHFLX
              CUSIP                47803V770
              SEC number           811-21779

GROWTH & INCOME FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:     To seek high total return.

Investment Strategies:    Under normal market conditions, the Fund seeks to
                          achieve high total return by outperforming its benchmark, currently the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by S&P's and invests at least
                          80%, at the time of investment, of its net assets in investments tied economically to the U.S.

To pursue this goal, the Fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index.

The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The S&P 500 Index is an index of large capitalization U.S. stocks. As of August 31, 2006, the market capitalizations of companies that issue stocks included in the S&P 500 Index ranged from $1.412 billion to $409.425 billion.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

Fund Codes

CLASS NAV     Ticker                      --
              CUSIP                       --
              SEC number           811-21779

GROWTH FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:     To seek long-term capital appreciation.

Investment Strategies:    Under normal market conditions, the Fund seeks to
                          achieve its objective by outperforming its benchmark and it typically invests in equity investments in U.S.
                          companies whose stocks, at the time of investment, are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index. As of October
                          31, 2006, the market cap range of the Russell 1000
                          Index was $1.37 billion to $432 billion.

The subadviser uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The subadviser then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of August 31, 2006, the market cap range of the Russell 1000 Growth Index was $1.412 billion to $409.425 billion.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

Fund Codes

CLASS NAV     Ticker                      --
              CUSIP                       --
              SEC number           811-21779

INTRINSIC VALUE FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:     To seek long-term capital growth

Investment Strategies:    Under normal market conditions, the Fund seeks to
                          achieve its objective by outperforming its benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks, at the time of investment, are included in the Russell
                          1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index. As of October 31, 2006, the market capitalization range of the Russell 1000 Index was $1.37 billion to $432 billion.

The subadviser uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued or have improving fundamentals and positive sentiment. Generally, these stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of October 31, 2006, the market cap range of the Russell 1000 Value Index was $1.6 billion to $432.11 billion.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

Fund Codes

CLASS NAV     Ticker                      --
              CUSIP                       --
              SEC number           811-21779

LARGE CAP FUND

Subadviser: UBS Global Asset Management (Americas) Inc.

Investment Objective:     To seek to maximize total return, consisting of
                          capital appreciation and current income.

Investment Strategies:    Under normal circumstances, the Fund invests at least
                          80% of its net assets (plus borrowings for investment purposes, if any) at the time of investment in equity securities of U.S. large capitalization companies. The
                          Fund defines large capitalization companies as those with a market capitalization range equal to that of the Fund's benchmark, the Russell 1000 Index. As of
                          October 31, 2006, the market capitalization range of the Russell 1000 Index was $1.37 billion to $432 billion.

In general, the Fund emphasizes large capitalization stocks, but it may also invest up to 20% of its net asset in equities securities of small and intermediate capitalization companies. Investments in equity securities may include dividend-paying securities, common stock and preferred stock, IPOs, ETFs, shares of investment companies, convertible securities, warrants and rights. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage Fund risks.

Securities Selection

In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser assessment of what a security is worth. The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a Fund of stock with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside this range.

The subadviser actively manages the Fund which may, at times, result in a higher than average Fund turnover ratio.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS NAV     Ticker                   JHLPX
              CUSIP                47803X594
              SEC number           811-21779

LARGE CAP VALUE FUND

Subadviser: BlackRock Investment Management, LLC

Investment Objective:     To seek long-term growth of capital.

Investment Strategies:    Under normal market conditions, the Fund will seek to
                          achieve this objective by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. and investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large cap companies.
                          The Fund will seek to outperform the Russell 1000
                          Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

The subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Index. As of August 31, 2006, the capitalization range of the Russell 1000 Value Index was $1.435 billion to $409.425 billion. The Russell 1000 Value Index, a subset of the Russell 1000 Value Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

In selecting securities for the Fund, the subadviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. For each Fund, the Investment Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the Fund.

After the initial screening is done, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Fund will not hold all the stocks in the Russell 1000 Value Index and because a Fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an "index" fund. In seeking to outperform the relevant benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

-Relative price to earnings and price to book ratios

-Stability and quality of earnings

-Earnings momentum and growth

-Weighted median market capitalization of the Fund

-Allocation among the economic sectors of the Fund as compared to the applicable index

-Weighted individual stocks within the applicable index.

The Fund may also invest in securities of foreign issuers that are represented by American Depositary Receipts ("ADRs").

The Fund may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which a Fund may invest.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk, (including Value Investing Risk)

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS NAV     Ticker                   JHCLX
              CUSIP                47803V598
              SEC number           811-21779

QUANTITATIVE ALL CAP FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:     To seek long-term growth of capital.

Investment Strategies:    Under normal market conditions, the Fund seeks to
                          achieve its objective by investing at least 65% of its total assets, at the time of investment, in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

The subadviser ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative Analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data). The management team will then use fundamental analysis to identify large, mid and small cap companies with strong industry position, leading market share, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the Fund.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The Fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the Fund.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV     Ticker                      --
              CUSIP                       --
              SEC number           811-21779

QUANTITATIVE VALUE FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:     To seek long-term capital appreciation.

Investment Strategies:    Under normal market conditions, the Fund seeks to
                          achieve its objective by investing at least 65% of its total assets, at the time of investment, in large-cap
                          U.S. securities with the potential for long-term growth of capital.

The Fund invests in large-cap U.S. securities with the potential for long-term growth of capital. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

The Fund may also invest in foreign securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS NAV     Ticker                   JHQVX
              CUSIP                47803X578
              SEC number           811-21779

U.S. GLOBAL LEADERS GROWTH FUND

Subadviser: Sustainable Growth Advisers, L.P.

Investment Objective:     To seek long-term growth of capital.

Investment Strategies:    Under normal market conditions, the Fund seeks
                          long-term growth of capital by investing in common stocks of "U.S. Global Leaders" companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth. At least 80% of the Fund's net assets (plus any borrowing for investment purposes) at the time of investment will be invested in stocks of companies the subadviser regards as U.S. Global Leaders.

As a result of its investment strategy, the Fund invests in large capitalization companies (companies in the capitalization range of the S&P's 500 Index). The subadviser considers U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:

-Hold leading market share of their relevant industries that result in high profit margins and high investment returns.

-Supply consumable products or services so that their revenue streams are recurring.

The subadviser seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as the subadviser believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

The Fund may invest in other types of equities and foreign stocks.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

In addition, the Fund's management strategy has a significant influence on Fund performance. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to under perform investments that focus on small-or medium capitalization stocks.

Fund Codes

CLASS NAV     Ticker                   JHGUX
              CUSIP                47803X727
              SEC number           811-21779

U.S. MULTI SECTOR FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:     To seek long term capital appreciation.

Investment Strategies:    Under normal market conditions, the Fund seeks total
                          return greater than its benchmark, the Russell 3000
                          Index, and invests at least 80% of its net assets
                          (plus any borrowing for investment purposes) at the time of investment in investments tied economically to the U.S. The Fund normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

The Russell 3000 Index is an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of August 31, 2006, the market capitalizations of companies included in the Russell 3000 Index ranged from $0.104 billion to $409.425 billion.

In managing the Fund, the subadviser uses proprietary research and quantitative models to determine the Fund's selections of securities. These models use rolling multi-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/ REIT) in which the Fund invests.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk

-Issuer Risk

-Real Estate Securities Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV     Ticker                   JHUMX
              CUSIP                47803X487
              SEC number           811-21779

VALUE & RESTRUCTURING FUND

Subadviser: UST Advisers, Inc.

Investment Objective:     To seek long-term capital appreciation.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 65% of its total assets in common stocks of U.S.
                          and foreign companies, at the time of investment, whose share price, in the opinion of the subadviser, does not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

In addition, the Fund's strategy of investing in companies that the subadviser believes will benefit from restructuring or redeployment of assets carries the risk that an anticipated restructuring or business combination may fail to occur or may occur and fail to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Moreover, since the Fund invests in common stocks, it is subject to the risk that if a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Fund Codes

CLASS NAV     Ticker                   JHVSX
              CUSIP                47803X511
              SEC number           811-21779

                               INTERNATIONAL FUNDS

GLOBAL FUND

Subadviser: Templeton Global Advisors Limited

Investment Objective:     To seek long-term capital appreciation.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total net assets will be invested in issuers located in at least three different countries (including the U.S.).

Equity securities include common stocks and preferred stocks. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The Fund may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Please see "Hedging and Other Strategic Transactions -- Swaps, Caps, Floors and Collars in the SAI for further information.

When choosing equity investments for the Fund, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including Emerging Market Risk)

-Issuer Risk

In addition, market timers may target funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

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Fund Codes

CLASS NAV     Ticker                      --
              CUSIP                       --
              SEC number           811-21779

INTERNATIONAL GROWTH FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by outperforming its benchmark, the S&P/ Citigroup Primary Market Europe, Pacific, Asia
                         Composite Growth Style Index. The Fund typically invests in a diversified portfolio of equity investments from developed countries other than the U.S.

The subadviser, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The subadviser applies quantitative and fundamental investment principles to select growth stocks the subadviser believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The subadviser maintains diversification across countries, and tilt the Fund's portfolio in favor of countries that The subadviser believes have the highest growth prospects or that the subadviser believes are most undervalued. The subadviser also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active over weighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark. The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Liquidity Risk

In addition, market timers may target Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --

             SEC number        811-21779

INTERNATIONAL OPPORTUNITIES FUND

Subadviser: Marsico Capital Management, LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 65% of its total assets in common stocks of foreign companies, at the time of investment, that are selected for their long-term growth potential. The Fund invests in companies of any size throughout the world.
                         The Fund invests in issuers from at least three different countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

The Fund normally maintains a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed.

The subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the subadviser in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

Primarily for hedging purposes, the Fund may use options (including options on securities and securities indices), futures, and foreign currency forward contracts.

Under normal market conditions, the Fund may invest up to 10% of its total assets in all types of fixed income securities and up to an additional 5% of its total assets in high-yield bonds and mortgage and asset-backed securities. The Fund may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes. For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing".

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including growth inventory risk)

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Markets Risk)

-High Portfolio Turnover Risk

-Issuer Risk

-Non-Diversified Fund Risk

-Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker                    JHIOX
             CUSIP                 47803X610
             SEC number            811-21779

INTERNATIONAL SMALL CAP FUND

Subadviser: Templeton Investment Counsel, LLC

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund will invest at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

The Fund invests in small company securities in emerging markets. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country. At least 65% of the Fund's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).

When choosing equity investments for this Fund, the subadviser applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profits margins and liquidation value.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Currency Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

-Small and Medium Companies Risk

In addition, market timers may target funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

Fund Codes

CLASS NAV    Ticker                    JHISX
             CUSIP                 47803V697
             SEC number            811-21779

INTERNATIONAL SMALL COMPANY FUND

Subadviser: Dimensional Fund Advisors ("Dimensional")

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests its
                         assets in equity securities of non-U.S. small companies of developed and emerging markets. The Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities of small cap companies in the particular markets in which the Fund invests.

The Fund will invest in a broad and diverse group of readily marketable stocks of small companies associated with developed and emerging markets. The Fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets, including securities listed or traded in the form of International Depositary Receipts, American Depositary Receipts, Global Depository Receipts and other similar securities. Each of these securities may be traded within or outside the issuer's domicile country.

The subadviser determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadviser first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Fund with respect to each country or region. As of August 31, 2006, the maximum market capitalization range of eligible companies was approximately $440 million to $3.9 billion. This threshold will vary by country or region, and dollar amounts will change due to market conditions.

The Fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadviser, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See "Market Capitalization Weighted Approach" below. As a result, the weightings of certain countries in the Fund may vary from their weightings in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Citigroup.

The subadviser will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the Fund and characteristics of each country's market. The subadviser's Investment Committee may authorize other countries for investment in the future and the Fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.

The Fund also may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on the Fund's uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices.

The Fund does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Fund do pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.

Market Capitalization Weighted Approach

The Fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser for a variety of factors. The Fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the stock of a company that meets applicable market capitalization criterion if the subadviser determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    CUSIP                 41015E882
             SEC number            811-21779

INTERNATIONAL VALUE FUND

Subadviser: Templeton Investment Counsel, LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 65% of its total assets at the time of investment in equity securities of companies located outside the U.S., including in emerging markets.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The Fund also invests in American (ADRs), European (EDRs) and Global (GDRs) Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the Fund generally invests up to 15% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

The subadviser's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the subadviser will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Equity Securities Risk

-Fixed-Income Securities

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

In addition, market timers may target funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

Fund Codes

CLASS NAV    Ticker                    JHVIX
             CUSIP                 47803V655
             SEC number            811-21779

PACIFIC RIM FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To achieve long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of Fund securities.

The countries of the Pacific Rim region are:

-Australia

-Pakistan

-New Zealand

-Taiwan

-India

-China

-Philippines

-Thailand

-Hong Kong

-Indonesia

-South Korea

-Singapore

-Malaysia

-Japan

Equity-related securities in which the Fund may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Fund may also invest up to 20% of its net assets in countries outside the Pacific Rim region.

The subadviser's decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. The subadviser will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Use of Hedging and Other Strategic Transactions

The Fund may also purchase and sell the following equity-related financial instruments:

-exchange-listed call and put options on equity indices,

-over-the-counter ("OTC") and exchange-listed equity index futures,

-OTC and exchange-listed call and put options on currencies in the Fund, and

-OTC foreign currency futures contracts on currencies in the Fund.

A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

In addition, since the Fund concentrates its investments in the Pacific Rim region, the Fund will be affected by economic and political events in this area.

In addition, market timers may target Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the

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

Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV    Ticker              --
             CUSIP               --
             SEC number   811-21779

                               FIXED-INCOME FUNDS

ACTIVE BOND FUND

Subadvisers: Declaration Management and Research LLC ("Declaration") and MFC Global Management (U.S.), LLC ("MFC Global (U.S.)")

Investment Objective:    To seek income and capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

The Fund invests its assets in a diversified mix of debt securities and instruments with maturity duration of approximately 4 to 6 years. The investments include, but are not limited to:

-U.S. Treasury and agency securities;

-Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage obligations ("CMOs");

-Corporate bonds, both U.S. and foreign; and

-Foreign government and agency securities.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

65%* Declaration

35%* MFC Global (U.S.)

* Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

The Fund may invest in asset-backed securities if the securities are rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

This allocation methodology may change in the future.

Declaration

Declaration uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. Declaration opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

This portion of the Fund normally has no more than 10% of its total assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated. This portion of the Fund normally has an average credit rating of "A" or "AA."

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", this portion of the Fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

MFC Global (U.S.)

MFC Global (U.S.) uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. MFC Global (U.S.) tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the Fund normally has no more than 25% of its total assets in high yield bonds and may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. This portion of the Fund normally has an average credit rating of "A" or "AA."

The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P or Moody's). Under normal circumstances, no more than 15% of the total assets of the portion of the Fund managed by MFC Global (U.S.) will be invested in asset-backed securities rated less than A by both rating agency.

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" this portion of the Fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

Entire Fund

Use of Hedging and Other Strategic Transactions.

The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. Each subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the Fund. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates. See "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed Securities Risk

In addition, the Fund's portfolio turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the Fund's performance.

Fund Codes

CLASS NAV    Ticker           JHADX
             CUSIP        47803V101
             SEC number   811-21779

CORE BOND FUND

Subadviser: Wells Capital Management, Incorporated

Investment Objective:    To seek total return consisting of income and capital
                         appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the net assets (plus any borrowings for investment purposes) at the time of investment in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities. The subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, the subadviser invests:

-At least 80% of the net assets in investment grade debt securities, including

-Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

-Up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

-Up to 10% of total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the Fund may enter into dollar rolls. The Fund may also enter into reverse repurchase agreements to enhance return. These strategies are further described under "Additional Investment Policies."

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

In addition, the Fund may invest in stripped mortgage-backed securities which have greater interest rate risk than mortgage-backed securities with like maturities, and the Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Fund Codes

CLASS NAV    Ticker           JHCDX
             CUSIP        47803X636
             SEC number   811-21779

GLOBAL BOND FUND

Subadviser: Pacific Investment Management Company LLC

Investment Objective:    To seek to realize maximum total return, consistent
                         with preservation of capital and prudent investment management.

Investment Strategies:   Under normal market conditions, the subadviser seeks to
                         achieve this investment objective by investing at least80% of the Fund's net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts
                         (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non- U.S.
                         currencies or in U.S. dollars.

In selecting securities for the Fund, the subadviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed income securities in which the Fund may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

-securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

-corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-mortgage-backed and other asset-backed securities;

-inflation-indexed bonds issued by both governments and corporations;

-structured notes, including hybrid or "indexed" securities and event-linked bonds,

-loan participations and assignments;

-delayed funding loan and revolving credit facilities;

-bank certificates of deposit, fixed time deposits and bankers' acceptances;

-debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

-repurchase agreements and reverse repurchase agreements;

-obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Depending on the subadviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's total assets. The Fund may invest up to 10% of its total assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The average Fund duration will normally vary within a three to seven year time frame.

Use of Hedging and Other Strategic Transactions

The Fund is authorized to use all of the various investment strategies including:

-purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-purchase and sell futures and options on futures,

-purchase and sell currency or securities on a forward basis,

-enter into interest rate, index, equity, total return, currency and credit default swap agreements.

The Fund may use the above-mentioned strategies to obtain market exposure to the securities in which the Fund primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Liquidity Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Short Sale Risk

Fund Codes

CLASS NAV    Ticker           JHGDX
             CUSIP        47803V754
             SEC number   811-21779

HIGH INCOME FUND

Subadviser: MFC Global Investment Management (U.S.), LLC

Investment Objective:     To seeks high current income, capital appreciation is
                          a secondary goal.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets in U.S. and foreign fixed-income securities at the time of investment rated BB/Ba or lower and their unrated equivalents.
                          These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations. No more than 10% of the Fund's total assets may be invested in securities that are rated in default by S&P's or by Moody's. There is no limit on the Fund's average maturity. The foreign securities in which the Fund may invest include both developed and emerging market securities.

In managing the Fund's portfolio, the subadviser concentrates on industry allocation and securities selection deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The subadviser uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively under-valued. The subadviser looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The Fund typically invests in a broad range of industries.

The Fund may invest in asset-backed securities rated as low as BB. Under normal circumstances, no more than 15% of the asset-backed securities purchased by the Fund will be rated less than A.

The Fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. The Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the SAI. In addition, the Fund may invest up to 20% of its net assets in U.S. and foreign common stocks of companies of any size. In abnormal circumstances, the Fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the Fund might not achieve its goal.

The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including emerging market risk)

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS NAV        CUSIP          41015E601
                 SEC number     811-21779

HIGH YIELD FUND

Subadviser: Western Asset Management Company

Investment Objective:     To realize an above-average total return over a market
                          cycle of three to five years, consistent with reasonable risk.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of it's net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

                            Corporate Bonds, Preferred Stocks and Convertible
                                         Securities Rating Agency
                          ------------------------------------------------------
                                    Moody's               Ba through C
                               Standard & Poor's          BB through D

Non-investment grade securities and are commonly referred to as "junk bonds." The Fund may also invest in investment grade securities.

The Fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the Fund may invest include emerging market securities. The subadviser may utilize futures, swaps and other derivatives in managing the Fund.

The Fund may invest in fixed-and floating-rate loans, generally in the form of loan participations and assignments of such loans.

The Fund normally maintains an average Fund duration of between 3 and 7 years. However, the Fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the Fund's portfolio to changes in interest rates.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Market Risk)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

The Fund may invest up to 100% of its assets in foreign securities, which are generally riskier than investments in U.S. securities, therefore investing in this Fund is riskier than investing in a Fund that invests primarily in U.S. high yield fixed income securities.

In addition, market timers may target Funds with significant investments in high yield securities that are infrequently traded. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS NAV       Ticker             JHHDX
                CUSIP          47803V739

                SEC number     811-21779

INVESTMENT QUALITY BOND FUND

Subadviser: Wellington Management Company, LLP

Investment Objective:     To provide a high level of current income consistent
                          with the maintenance of principal and liquidity.

Investment Strategies:    Under normal market conditions, the subadviser seeks
                          to achieve the Fund's objective by investing at least
                          80% of the Fund's net assets (plus any borrowings for investment purposes) at the time of investment in investment grade bonds. The Fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

The subadviser's investment decisions derive from a three-pronged analysis, including:

-sector analysis,

-credit research, and

-call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Factors considered include:

-relative valuation of available alternatives,

-impact on portfolio yield, quality and liquidity, and

-impact on portfolio maturity and sector weights.

The subadviser attempts to maintain a high, steady and possibly growing income stream.

At least 80% of the Fund's net assets are invested in bonds and debentures, including:

-marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars), including privately placed debt securities, corporate bonds, asset-backed securities and commercial mortgage-backed securities;

-securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing");

-cash and cash equivalent securities which are authorized for purchase by the Money Market Fund; and

-up to 20% of the Fund's net assets in non-U.S. dollar fixed income securities including up to 5% emerging market fixed income securities.

The balance (no more than 20%) of the Fund's net assets may be invested in below investment grade bonds and other securities including privately placed debt securities:

-U.S. and foreign debt securities,

-preferred stocks,

-convertible securities (including those issued in the Euromarket),

-securities carrying warrants to purchase equity securities, and

-non-U.S. dollar fixed income securities subject to the 20% limit set forth above.

In pursuing its investment objective, the Fund may invest up to 20% of its net assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by S&P's (or, if unrated, are deemed of comparable quality as determined by the subadviser). The high yield sovereign debt securities in which the Fund will invest are described below under "Strategic Bond Fund". No minimum rating standard is required for a purchase of high yield securities by the Fund. While the Fund may only invest up to 20% of its net assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the Fund to exceed this 20% maximum.

The Fund normally maintains an average Fund duration of between 3 and 7 years. However, the Fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the Fund's portfolio to changes in interest rates.

The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the Fund will, at most, invest 20% of its net assets in foreign securities, the risks associated with foreign securities will not affect the Fund as much as a Fund that invests more of its assets in foreign securities.

Use of Hedging and Other Strategic Transactions. The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:

-Purchasing and selling options on domestic and foreign securities, securities indexes and currencies,

-Purchasing and selling futures and options on futures,

-Purchasing and selling currency or securities on a forward basis, and

-Entering into interest rate, index, equity, total return, currency and credit default swap agreements.

More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including emerging markets risk)

-Issuer Risk

-Short Sale Risk

Fund Codes

CLASS NAV       Ticker             JHQBX
                CUSIP          47803V630
                SEC number     811-21779

MONEY MARKET FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:     To obtain maximum current income consistent with
                          preservation of principal and liquidity.

Investment Strategies:    The Fund invests in high quality, U.S. dollar
                          denominated money market instruments.

The subadviser may invest the Fund's assets in high quality, U.S. dollar denominated money market instruments of the following types:

-obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the Fund must be payable in U.S. dollars);

-certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance
Fund);

-commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which the subadviser acting pursuant to guidelines established by the Fund's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

-corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

-short-term obligations issued by state and local governmental issuers;

-securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

-repurchase agreements with respect to any of the foregoing obligations.

Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Fund and the note issuer. The subadviser monitors the creditworthiness of the note issuer and its earning power and cash flow. The subadviser will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

All of the Fund's investments will mature in 397 days or less and the Fund maintains a dollar-weighted average Fund maturity of 90 days or less. By limiting the maturity of their investments, the Fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Fund invests only in securities which the Fund's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to maintain, to the extent practicable, a constant per share NAV of $1.00. There is no assurance that the Fund will be able to do so.

The Fund may invest up to 20% of its total assets in any of the U.S. dollar denominated foreign securities described above. The Fund is not authorized to enter into mortgage dollar rolls or warrants.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in this Fund. For example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.

The Fund may invest up to 20% of its total assets in U.S. dollar denominated foreign securities which increases the risk of investing in the Fund as described under "Risks of Investing in Certain Types of Securities." Since the Fund only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Fixed Income Securities Risk

-Foreign Securities Risk

Fund Codes

CLASS NAV       Ticker                --
                CUSIP                 --
                SEC number     811-21779

REAL RETURN BOND FUND

Subadviser: Pacific Investment Management Company LLC

Investment Objective:     To seek maximum real return, consistent with
                          preservation of real capital and prudent investment management.

Investment Strategies:    Under normal market conditions, the Fund seeks to
                          achieve this investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The types of fixed income securities in which the Fund may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

-securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

-corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-mortgage-backed and other asset-backed securities;

-inflation-indexed bonds issued by both governments and corporations;

-structured notes, including hybrid or "indexed" securities and event-linked bonds;

-loan participations and assignments;

-delayed funding loans and revolving credit facilities;

-bank certificates of deposit, fixed time deposits and bankers' acceptances;

-debt securities issued by states or local governments and their agencies, authorities and other government- sponsored enterprises;

-repurchase agreements and reverse repurchase agreements;

-obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"). The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. The average Fund duration will normally vary within three years of the duration of the Lehman Global Real: U.S. TIPS Index.

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

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Use of Hedging and Other Strategic Transactions. The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:

-purchase and selling options on domestic and foreign securities, securities indexes and currencies,

-purchase and selling futures and options on futures,

-purchase and selling currency or securities on a forward basis, and

-enter into interest rate, index, equity, total return, currency and credit default swap agreements.

The Fund may use the above-mentioned strategies to obtain market exposure to the securities in which the Fund primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Non-diversified Fund Risk

-Short Sale Risk

Fund Codes

CLASS NAV       Ticker             JHRRX
                CUSIP          47803X602
                SEC number     811-21779

SHORT-TERM BOND FUND

Subadviser: Declaration Management & Research, LLC

Investment Objective:     To seek income and capital appreciation

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments.
                          The securities and instruments will have an average credit quality rating of "A" or "AA," a weighted average effective maturity between one and three years and no more than 15% of its net assets in high yield bonds

The Fund invests in a diversified mix of debt securities and instruments, including but not limited to:

-U.S. Treasury and Agency securities;

-Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage back securities and collateralized mortgage offerings;

-Corporate bonds, both U.S. and foreign (if dollar-denominated); and

-Foreign governmental and agency securities (if dollar denominated).

The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", the portfolio normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity of the Fund. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

In addition, the Fund invests in a relatively small number issuers which could produce more volatile performance compared to funds that invest in a larger number of issuers. The more concentrated a Fund's portfolio holdings are, the more likely that a specific security's poor performance will hurt the Fund significantly.

The Fund's portfolio turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the Fund's performance.

Fund Codes

CLASS NAV       Ticker                --
                CUSIP                 --

                SEC number     811-21779

SPECTRUM INCOME FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:     To seek a high level of current income with moderate
                          share price fluctuation.

Investment Strategies:    Under normal market conditions, the Fund diversifies
                          its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The Fund invests in a diversified Fund of domestic and international bonds which are chosen across the entire spectrum of government, corporate and mortgage-backed bonds. The Fund will also seek equity income through investments in dividend-paying stocks. Cash reserves will be invested in money market securities and shares of T. Rowe Price money market funds.

Fixed income securities may be of short-, intermediate- and long-term maturities, and will comprise a range of credit qualities with either fixed or floating interest rates. The Fund's fixed income investments will typically include investment grade corporate securities and asset-backed and mortgage-related securities, bank loan participations and assignments, and there is no limit on the Fund's investments in these securities. The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P, Moody's or Fitch). Under normal circumstances, no more than 15% of the asset-backed securities purchased by the subadviser for this Fund will be rated less than A by the three rating agencies. Mortgage-related investments could include mortgage dollar rolls and investments in more volatile stripped mortgage securities and collateralized mortgage obligations. The Fund may invest a substantial portion (up to 40% of its total assets) in below-investment grade fixed income securities (or if unrated, of equivalent quality as determined by the subadviser), commonly known as "junk bonds." Junk bonds involve a higher degree of credit risk and price volatility than other higher-rated fixed income securities. The Fund may invest in U.S. government securities and municipal securities (including Treasury Inflation-Protected Securities or "TIPs"), GNMAs, and other agency-related fixed income securities, and there is no limit on the Fund's investment in these securities. The Fund may also invest up to 45% of its total assets in foreign government and emerging market fixed income securities (excluding Yankee bonds). Foreign currency forwards, options and futures may be used to protect the Fund's foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other securities.

Individual fixed income securities are selected by a team of T. Rowe Price portfolio managers using the firm's fundamental research and credit analysis. In evaluating fixed income securities, the portfolio managers will consider a variety of factors including the issuer's financial condition and operating history, the depth and quality of its management, and its sensitivities to economic conditions. Portfolio managers will also consider the issuer's debt levels and ability to service its outstanding debt, its access to capital markets and external factors such as the economic and political conditions in the issuer's country.

The Fund's equity investments, which will be limited to 40% of total assets, will be selected using a value-oriented investment strategy with a focus on large-cap, dividend-paying common stocks. Preferred stocks and securities convertible into equity securities may also be purchased. The subadviser invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Other than the specific investment limits described above, there is no minimum or maximum percentage of assets which the subadviser will invest in any particular type of fixed income security. In managing the Fund, the subadviser may vary the allocation of the Fund's assets to a particular market segment based on their outlook for, and on the relative valuations of these market segments. When adjusting the allocations to the various markets, the subadviser rice may also weigh such factors as the outlook for the economy and market conditions, both on a global and local (country) basis, corporate earnings, and the yield advantages of one fixed income sector over another. Maturities of the Fund's fixed income investments reflect the manager's outlook for interest rates.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment strategy, the subadviser has the discretion to purchase some securities that do not meet the Fund's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, a debt restructuring or other an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may also hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories or equivalent ratings as determined by the subadviser, maturing in one year or less.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

The Fund is not the same fund as the T. Rowe Price Spectrum Income Fund which is not offered in this prospectus, which invests in other T. Rowe Price mutual funds and not individual securities. The Funds will have different performance because they hold different Fund investments, charge different fees and expenses and the timing of their investments will vary with the size of cash flows into and out of the Funds.

Fund Codes

CLASS NAV       Ticker             JHSTX
                CUSIP          47803X537
                SEC number     811-21779

STRATEGIC BOND FUND

Subadviser: Western Asset Management Company

Investment Objective:     To seek a high level of total return consistent with
                          preservation of capital.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

The Fund's assets may be allocated among the following five sectors of the fixed income market listed below:

-U.S. government obligations,

-investment grade domestic corporate fixed income securities,

-below investment grade or non-investment grade high yield corporate fixed income securities,

-mortgage-backed and asset-backed securities and

-investment grade and below investment grade or non-investment grade high yield international fixed income securities.

The Fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the subadviser. Below investment grade securities are commonly referred to as "junk bonds".

The subadviser will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from a Fund which is invested in these securities without incurring undue risks to principal value. The allocation decisions are based on the subadviser's analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

In making this determination, the subadviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. The subadviser also relies on its own assessment of economic and market conditions both on a global and local (country) basis. The subadviser considers economic factors including current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The Fund's assets may not always be allocated to the highest yielding securities if the subadviser believes that such investments would impair the Fund's ability to preserve shareholder capital. The subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

The types and characteristics of the U.S. government obligations, mortgage-backed and asset-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Fund are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Funds, and in the section entitled "Other Instruments" in the SAI. The types and characteristics of the money market securities purchased by the Fund are similar to the investment objective of the Money Market Fund, to obtain maximum current income consistent with preservation of principal and liquidity. Potential investors should review these other discussions in considering an investment in shares of the Fund. The Fund may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Fund's assets may be invested in foreign securities. The subadviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

The high yield sovereign fixed income securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. The subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

Although the subadviser does not anticipate investing in excess of 75% of the Fund's assets in domestic and developing country fixed income securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. By investing a portion of the Fund's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, the subadviser seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated "C" by Moody's or "CCC" or lower by S&P).

In light of the risks associated with investing in high yield corporate and sovereign debt securities, the subadviser considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

               Corporate Debt Securities                                   Sovereign Debt Instruments
-issuer's financial condition                                     -economic and political conditions within
                                                                  the issuer's country
-issuer's sensitivity to economic conditions and trends           -issuer's external and overall Debt levels,
                                                                  and its ability to pay
-issuer's operating history                                       -principal and interest when due
-experience and track record of the issuer's management           -issuer's access to capital markets and
                                                                  other sources of funding
                                                                  -issuer's debt service payment history

The subadviser also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objective may be more dependent on the subadviser credit analysis than would be the case if it invested in higher quality debt securities.

The Fund may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Whether the Fund achieves its investment objective is significantly dependent on the ability of the subadviser to allocate the Fund effectively among the different investment categories. If the subadviser does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the Fund could be volatile and the value of the Fund may decline.

Investing in foreign securities increases the risk of investing in the Fund. However, the ability of the Fund to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the Fund to the extent it may reduce the Fund's exposure to a single market.

Fund Codes

CLASS NAV       Ticker             JHSBX
                CUSIP          47803X784

                SEC number     811-21779

STRATEGIC INCOME FUND

Subadviser: MFC Global Investment Management (U.S.), LLC

Investment Objective:   To seek a high level of current income.

Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of it assets in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and domestic high yield bonds.

The Fund invests primarily in the following types of securities:

-foreign government and corporate debt securities from developed and emerging markets;

-U.S. Government and agency securities; and

-domestic high yield bonds.

The Fund may also invest in preferred stock and other types of debt securities, including domestic corporate debt securities and mortgage-backed securities.

Although the Fund invests in securities rates as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment grade. There is no limit on the Fund's average maturity.

The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P or Moody's). Under normal circumstances, no more than 15% of the total fund assets will be invested in asset-backed securities rated less than A by both rating agencies.

In managing the Fund, the subadviser allocates assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the subadviser may invest up to 100% of the Fund's assets in any one sector.

Within each sector, the subadviser looks for securities that are appropriate for the overall Fund in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The Fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the Fund may invest up to 10% of net assets in domestic or foreign stocks.

The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including emerging markets)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Fund Codes

CLASS NAV     Ticker              --
              CUSIP               --
              SEC number   811-21779

TOTAL RETURN FUND

Subadviser: Pacific Investment Management Company LLC

Investment Objective:    To seek to realize maximum total return, consistent
                         with preservation of capital and prudent investment management.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve this investment objective by investing at least
                         65% of the its total assets in diversified fixed income instruments of varying maturities.

In selecting securities for the Fund, the subadviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed income securities in which the Fund may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

-securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

-corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-mortgage-backed and other asset-backed securities;

-inflation-indexed bonds issued by both governments and corporations;

-structured notes, including hybrid or "indexed" securities and event-linked bonds;

-loan participations and assignments;

-delayed funding loans and revolving credit facilities;

-bank certificates of deposit, fixed time deposits and bankers' acceptances;

-debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

-repurchase agreements and reverse repurchase agreements;

-obligations of non-U.S governments or their subdivisions, agencies and government-sponsored enterprises; and

-obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The Fund invests in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The average Fund duration will normally vary within a three to six year time frame.

Use of Hedging and Other Strategic Transactions

The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:

-purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-purchase and sell futures and options on futures,

-purchase and sell currency or securities on a forward basis,

-enter into interest rate, index, equity, total return, currency and credit default swap agreements.

The Fund may use the above-mentioned strategies to obtain market exposure to the securities in which the Fund primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Currency Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Short Sale Risk

Fund Codes

CLASS NAV     Ticker           JHTRX
              CUSIP        47803X743
              SEC number   811-21779

U.S. GOVERNMENT SECURITIES FUND

Subadviser: Western Asset Management Company

Investment Objective:   To obtain a high level of current income consistent with
                        preservation of capital and maintenance of liquidity.

Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The Fund may invest up to 20% of its net assets in non-U.S. government securities such as, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset- backed securities, corporate debt securities and money market instruments.

The Fund invests in:

-mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

-U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations) (U.S. Treasury obligations are supported by the full faith and credit of the U.S. government);

-obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

-mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

-futures contracts or financial instruments and indices.

-collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

As noted above, the Fund may invest not only in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as GNMA Certificates and U.S. Treasury obligations, but also in U.S. Government securities that are backed only by their own credit and not the full faith and credit of the U.S. government (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

The Fund must comply with diversification requirements established pursuant to the Internal Revenue Code (the "Code") for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the Fund are subject to the following restrictions:

-no more than 55% of the value of the Fund's gross assets may be represented by any one investment;

-no more than 70% of the value of the Fund's gross assets may be represented by any two investments;

-no more than 80% of the value of the Fund's gross assets may be represented by any three investments; and

-no more than 90% of the value of the Fund's gross assets may be represented by any four investments.

To determine the Fund's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the Fund may not invest more than 55% of the value of its total assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

Use of Hedging and Other Strategic Transactions

The Fund is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the Fund may:

-write covered call options and put options on securities and purchase call and put options on securities,

-write covered call and put options on securities indices and purchase call and put options on securities indices,

-enter into futures contracts on financial instruments and indices, and

-write and purchase put and call options on such futures contracts.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Fixed Income Securities Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Fund Codes

CLASS NAV   Ticker           JHUSX
            CUSIP        47803X693
            SEC number   811-21779

U.S. HIGH YIELD BOND FUND

Subadviser: Wells Capital Management, Incorporated

Investment Objective:   To seek total return with a high level of current income

Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of the Fund's net assets (plus any borrowing for investment purposes) at the time of investment in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

The subadviser actively manages a diversified Fund of below investment grade debt securities (often called "junk bonds" or high yield securities). The subadviser does not manage the Fund to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a "bottom-up" approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments. The subadviser analyzes the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The subadviser research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.

The subadviser purchases securities for the Fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. Wells Capital attempts to invest in high yield securities of issuers who it believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the Fund consists of income earned on the Fund's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Permitted Investments

Under normal circumstances, the subadviser invests:

-At least 80% of the Fund's net assets in corporate debt securities that are below investment grade, including preferred and other convertible securities;

-Up to 15% of total assets in any one industry; and

-Up to 5% of total assets in any one issuer.

The subadviser will generally invest in below investment grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the Fund securities is expected to be at least B- as rated by S&P.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Issuer Risk

In addition, market timers may target Funds with significant investments in high yield securities that are infrequently traded. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

Fund Codes

CLASS NAV    Ticker          JHHLX
             CUSIP        47803X529
             SEC number   811-21779

                                  HYBRID FUNDS

GLOBAL ALLOCATION FUND

Subadviser: UBS Global Asset Management (Americas) Inc.

Investment Objective:   To seek total return, consisting of long-term capital
                        appreciation and current income.

Investment Strategies:  Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities.

The Fund is a multi-asset Fund and invests in each of the major asset classes:
U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.

Within the equity portion of the Fund, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a Fund of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the subadviser's investment decisions with respect to the equity portion of the portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the subadviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the subadviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Fund may invest in both investment grade and high yield (lower-rated) securities.

The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The subadviser actively manages the Fund. As such, increased Fund turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock, preferred stock, IPOs and ETFs. The Fund may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the Fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage Fund risks.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-ETFs Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Markets Risk)

-IPOs Risk

-Issuer Risk

The subadviser allocates the Fund's assets among several asset categories. The risks associated with asset allocation include the risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be over weighted in equity securities when the stock market is falling and the fixed income market is rising.

Fund Codes

CLASS NAV  Ticker             --
           CUSIP              --
           SEC number  811-21779

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MANAGED FUND

Subadvisers: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") and Declaration Management and Research LLC ("Declaration")

Investment Objective:   To seek income and long-term capital appreciation

Investment Strategies:  Under normal market conditions, the Fund invests primarily in a diversified mix of: (a) common stocks of large capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

60%* GMO

40%* Declaration

* Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

This allocation methodology may change in the future.

GMO

In managing its portion of the Fund, GMO seek to outperform its benchmark, currently, the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

GMO typically invests its portion of the Fund in equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. GMO defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, GMO invests at least 80% of its portion of the Fund in investments tied economically to the U.S.

GMO uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what GMO believes to be their fundamental value. GMO also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by GMO and the models it uses may change over time.

GMO intends that its portion of the Fund will be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. GMO in managing its portion of the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

Declaration

Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bond and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. Declaration opportunistically emphasizes bonds with yields in excess of Treasury securities.

Declaration normally has no more than 10% of its bond total assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

Except as otherwise stated under "Temporary Defensive Investing" the portion of the Fund managed by Declaration normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

All Portions of the Fund

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

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

These and other risks are described under "Risks of Investing in Certain Types of Securities" following the Fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Fund Codes

CLASS NAV   Ticker              --
            CUSIP               --
            SEC number   811-21779

                                 SPECIALTY FUNDS

FINANCIAL SERVICES FUND

Subadviser: Davis Selected Advisers, L.P.

Investment Objective:    To seek growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests
                         primarily in common stocks of financial services companies and at least 80% of the Fund's net assets
                         (plus any borrowings for investment purposes) at the time of investment are invested in companies that are principally engaged in financial services.

A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The Fund may also invest in other equity securities and in foreign and fixed income securities.

The subadviser uses the Davis Investment Discipline in managing the Fund's portfolio. The subadviser conducts extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an approximate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

-Proven track record

-Significant personal ownership in business

-Strong balance sheet

-Low cost structure

-High after-tax returns on capital

-High quality of earnings

-Non-obsolescent products/services

-Dominant or growing market share

-Participation in a growing market

-Global presence and brand names

The subadviser's goal is to invest in companies for the long term. The subadviser considers selling a company if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

The Fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

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

-Equity Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk (Financial Services Securities Risk)

-Issuer Risk

The Fund concentrates (that is invests at least 25% or more) its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a Fund which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector.

Fund Codes

CLASS NAV    Ticker              --
             CUSIP               --
             SEC number   811-21779

GLOBAL REAL ESTATE FUND

Subadviser: Deutsche Investment Management Americas Inc. ("DeAM")

Investment Objective:   To seek a combination of long-term capital appreciation
                        and current income.

Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) at the time of investment in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The Fund will be invested in issuers located in at least three different countries, including the United States.

The Fund may invest its assets in short-term debt securities, notes, bonds, securities of companies not principally engaged in real estate, stock index futures contracts and similar instruments and American, European and Global Depositary Receipts.

While DeAM is the subadviser of the Fund, the day-to-day activities of managing the Fund have been delegated to RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF").

A company is considered to be a real estate operating company if, in the opinion of DeAM RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

DeAM RREEF looks for real estate securities it believes will provide superior returns to the Fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, DeAM RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a global network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. DeAM RREEF also considers the effect of the real estate securities markets in general when making investment decisions. DeAM RREEF does not attempt to time the market.

The Fund may realize some short-term gains or losses if DeAM RREEF chooses to sell a security because it believes that one or more of the following is true:

-A security is not fulfilling its investment purpose;

-A security has reached its optimum valuation; or

-A particular company or general economic conditions have changed.

DeAM RREEF's United States fund management team will select all North and South American investments. Foreign investments will be selected by fund management teams within affiliates of DeAM RREEF under common control with Deutsche Bank AG, the indirect parent company of DeAM RREEF. All fund management teams will contribute to the global regional allocation process.

Description of REITs. A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

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

Based on its recent practices, DeAM RREEF expects that the Fund's assets will be invested primarily in equity REITs. In changing market conditions, the Fund may invest in other types of REITs. While a REIT is an entity defined by U.S. tax laws, various countries have created entities similar to REITs.

Temporary Defensive Investing: To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fund may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the Fund is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk

-Interest Rate Risk

-Issuer Risk

-Real Estate Securities Risk

Fund Codes

CLASS NAV    CUSIP        41015E304
             SEC number   811-21779

HEALTH SCIENCES FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:   To seek long-term capital appreciation.

Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

While the Fund may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.

The subadviser's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities, futures, and options in keeping with its objective.

In managing the Fund, the subadviser uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Industry or Sector Investing Risk (including Health Sciences Risk)

-Issuer Risk

The Fund concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The Fund may invest a considerable portion of assets in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products.

Use of Hedging And Other Strategic Transactions The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Fund may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The SAI contains a description of these strategies and of certain risks associated therewith.

Fund Codes

CLASS NAV   Ticker              --
            CUSIP               --
            SEC number   811-21779

NATURAL RESOURCES FUND

Subadviser: Wellington Management Company LLP

Investment Objective:   To seek long-term total return.

Investment Strategies:  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

The Fund seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The Fund invests in four major areas: 1) energy, 2) metals and mining, 3) forest products and 4) other natural resource-based companies which are described below.

Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

Metals and Mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

Forest Products. The forest products sector includes timber, pulp and paper product companies.

Other Natural Resources-Based Companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

The Fund's "normal" allocation across the natural resources sub-sectors is approximately:

60% -- Energy and energy related

30% -- Metals and mining

10% -- Forest products, miscellaneous commodities companies, and non-ferrous metals.

The "normal" sub-sector allocation reflects the subadviser's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The Fund's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

The subadviser uses a value-based approach to invest in a broad range of natural resources sectors. The subadviser utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions the Fund is fully invested.

Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of the subadviser's analysis is understanding the economic and political dynamics of each of these countries. The Fund may invest without limitation in foreign securities. The Fund utilizes currency hedging to protect the value of the Fund's assets when the subadviser deems it advisable to do so.

The subadviser utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the Fund on the basis of relative attractiveness. The subadviser uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

Benchmark. The custom natural resources benchmark will consist of: 60% MSCI World Energy Sources and Equipment & Services, 30% MSCI World Metals and Mining and 10% MSCI World Forest Products & Paper.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Industry or Sector Investing Risk (including Natural Resources Risk)

-Issuer Risk

The Fund concentrates its investments (i.e. invests 25% or more) in natural resource related companies which involves special risks. For example, these companies may be affected by international political and economic developments, energy conservation, success of exploration projects, tax and other government regulations.

Fund Codes

CLASS NAV   Ticker           JHNRX
            CUSIP        47803V135
            SEC number   811-21779

REAL ESTATE EQUITY FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:   To seek long-term growth through a combination of
                        capital appreciation and current income.

Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of net assets (plus any borrowing for investment purposes) at the time of investment in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least 50% of assets to, real estate activities.

The Fund is likely to maintain a substantial portion of assets in REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments. The Fund generally invests in equity REITs. Other investments in the real estate industry may include real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms, finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

The Fund will not own real estate directly and will have no restrictions on the size of companies selected for investment. Up to 20% of Fund net assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms, as well as in companies unrelated to the real estate business.

Stock selection is based on fundamental, bottom-up analysis that generally seeks to identify high-quality companies with both good appreciation prospectus and income-producing potential. Factors considered by the Fund manager in selecting real estate companies include one or more of the following: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company's real estate activities.

In pursing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 25% of total assets), convertible securities, futures, and options, in keeping with the objectives of the Fund. The Fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. The Fund may purchase up to 10% of its total assets in any type of non-investment grade debt securities (or junk bond) including those in default. Fund investments in convertible securities are not subject to this limit. Below investment grade bonds, or junk bonds can be more volatile and have greater risk of default than investment grade bonds.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

REITs. The Fund may invest a substantial portion of its assets in REITs, which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments.

The types of properties owned, and sometimes managed, by REITs include: office buildings, apartment and condominiums, retail properties, industrial and commercial sites, hotels and resorts, health care facilities, manufactured housing, self-storage facilities, leisure properties, special use facilities.

REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. For this reason and others, a fund investing in REITs provides investors with an efficient, low-cost means of diversifying among various types of property in different regions.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk

-Issuer Risk

-Non-Diversified Fund Risk

-Real Estate Securities Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    CUSIP        41015E825
             SEC number   811-21779

REAL ESTATE SECURITIES FUND

Subadviser: Deutsche Investment Management Americas Inc.

Investment Objective:   To seek to achieve a combination of long-term capital
                        appreciation and current income.

Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) at the time of investment in equity securities of REITs and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stock.

While DeAM is the subadviser of the Fund, the day-to-day activities of managing the Fund have been delegated to RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF").

A company is considered to be a real estate company if, in the opinion of DeAM RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

DeAM RREEF looks for real estate securities it believes will provide superior returns to the Fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, DeAM RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM RREEF believes will be the most profitable to the Fund. DeAM RREEF also considers the effect of the real estate securities markets in general when making investment decisions. DeAM RREEF does not attempt to time the market.

Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The Fund may realize some short-term gains or losses if DeAM RREEF chooses to sell a security because it believes that one or more of the following is true:

-A security is not fulfilling its investment purpose;

-A security has reached its optimum valuation; or

-A particular company or general economic conditions have changed.

Based on its recent practices, DeAM RREEF expects that the Fund's assets will be invested primarily in equity REITs. In changing market conditions, the Fund may invest in other types of REITs.

Other Investments. When DeAM RREEF believes that it is prudent, the Fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the Fund's cash assets remain liquid while performing more like stocks).

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

The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Temporary Defensive Investing To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fund may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the Fund is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Industry or Sector Investing Risk

-Issuer Risk

-Non-Diversified Fund Risk

-Real Estate Securities Risk

Fund Codes

CLASS NAV    Ticker           JHREX
             CUSIP        47803X404
             SEC number   811-21779

SCIENCE & TECHNOLOGY FUND

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price") and RCM Capital Management LLC ("RCM")

Investment Objective:     To seek long-term growth of capital. Current income is
                          incidental to the Fund's objective.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

50%* T. Rowe Price

50%* RCM

*Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

This allocation methodology may change in the future.

In managing its portion of the Fund, RCM may enter into short sales including short sales against the box.

Some industries likely to be represented in the Fund include:

-Computers including hardware, software and electronic components

-telecommunications

-media and information services

-environmental services

-e-commerce

-life sciences and health care, including pharmaceuticals, medical devices, and biotechnology

-chemicals and synthetic materials

-defense and aerospace

While most of the Fund's assets are invested in U.S. common stocks, the Fund may also purchase other types of securities, including U.S. and non-U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants in keeping with its objectives.

Stock selection for the Fund generally reflects a growth approach based on an assessment of a company's fundamental prospects for above-average earnings, rather than on a company's size. As a result, Fund holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances. The Fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through IPOs.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

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

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risk associated therewith.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Growth Investing Risk)

-Foreign Securities Risk

-Industry or Sector Investing Risk (including Telecommunications, Health Sciences and Technology Risks)

-Issuer Risk

-Non-Diversified Fund Risk

-Small and Medium Size Companies Risk

The Fund is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly, and a Fund of these securities may be riskier or more volatile in price than one that invests in more market sectors. Due to the Fund's emphasis on science and technology sectors, including Internet-related investments, an investment in the Fund should be considered extremely risky even as compared to other funds that invest primarily in the securities of small companies. Investing in the Fund alone cannot provide a balanced investment program.

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

UTILITIES FUND

Subadviser: Massachusetts Financial Services Company

Investment Objective:     To seek capital growth and current income (income
                          above that available from a Fund invested entirely in equity securities).

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities of companies in the utilities industry.
                          Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the Fund invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region. Companies in the utilities industry include: (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and (ii) companies engaged in telecommunications, including telephone, cellular, telegraph, satellite, microwave, cable television and other communications media.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The subadviser uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of structure of a debt instrument and its features may also be considered.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

As noted above, the Fund's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-a fixed income stream, and

-the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

Fixed Income Investments. The Fund invests in the following fixed income securities:

-corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to but not including 20% of its net assets in lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing -- Lower Rated Fixed Income Securities" for further information on these securities).

-mortgage-backed securities and asset-backed securities, (see "Other Risks of Investing -- Asset Backed Securities/Mortgage Backed Securities" for further information on these securities).

-U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage

Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be charted or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

Foreign Securities. The Fund may not exceed 35% of its net assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

-Equity securities of foreign companies in the utilities industry,

-Fixed income securities of foreign companies in the utilities industry,

-Fixed income securities issued by foreign governments.

The Fund may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

General. The Fund may also invest to a limited extent in: (a) municipal bonds,
(b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities, (f) indexed/structured securities and (g) repurchase agreements, (h) short-term instruments and (i) when-issued securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the SAI.

The Fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Markets Risk)

-High Portfolio Turnover Risk

-Industry or Sector Investing Risk (including Utilities Risk)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Non-Diversified Funds Risk

The fund's performance will be closely tied to the performance of issuers in a limited number of industries. Issuers in a single industry can react similarly to market, economic, political or regulatory conditions and developments. As a result, the fund's performance could be more volatile than the performance of more broadly-diversified funds.

Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

                                   INDEX FUNDS

INDEX 500 FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:     To approximate the aggregate total return of a
                          broad-based U.S. domestic equity market index.

Investment Strategies:    Under normal market conditions, the Fund seeks to
                          approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund's investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index. As of August 31, 2006, the market capitalizations of companies included in the S&P 500
                          Index ranged from $1.412 billion to $409.425 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

Use of Hedging and Other Strategic Transactions

The Fund may invest in futures contracts and Depository Receipts. The Fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk -Equity Securities Risk

-Index Management Risk

-Issuer Risk

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

TOTAL BOND MARKET FUND

Subadviser: Declaration Management & Research, LLC

Investment Objective:     Seeks to track the performance of the Lehman Brothers
                          Aggregate Bond Index (the "Lehman Index") (which represents the U.S. investment grade bond market).

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities listed in this index.

The Fund attempts to match the performance of the Lehman Index by holding a representative sample of the securities that comprise the Lehman Index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track the Lehman Index, typically will be unable to match the performance of the index exactly. The Lehman Index composition may change from time to time. The subadviser will reflect those changes in the composition of the Fund as soon as practicable.

The Fund is an intermediate term bond fund of high and medium credit quality.

The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

-U.S. Treasury and agency securities;

-Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

-Corporate bonds, both U.S. and foreign (if dollar denominated); and

-Foreign government and agency securities (if dollar denominated).

The Fund may purchase other types of investments that are not in the Lehman Index. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

The Fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Index Management Risk

-Interest Rate Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                 47803M184
             SEC number            811-21779

INTERNATIONAL EQUITY INDEX FUND

Subadviser: SSgA Funds Management, Inc.

Investment Objective:     Seeks to track the performance of a broad-based equity
                          index of foreign companies, primarily in developed countries and, to a lesser extent, in emerging market countries.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities listed in the Morgan Stanley Capital
                          International All Country World Excluding U.S. Index
                          (the "MSCI ACW ex-US Index"). As of August 31, 2006, the market capitalizations of companies included in the MSCI ACW ex- US Index ranged from $26.3 million to $277 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the MSCI ACW ex-US Index by holding all, or a representative sample, of the securities that comprise the index. However, an index Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

The subadviser employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly the same proportion as represented by the index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the index. The index composition changes from time to time. The subadviser will reflect those changes in the composition of the Fund as soon as practicable.

The Fund is normally fully invested. The subadviser invests in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain ETFs, cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Foreign Securities Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

MID CAP INDEX FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:     Seeks to approximate the aggregate total return of a
                          mid cap U.S. domestic equity market index.

Investment Strategies:    Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 400 Mid
                          Cap Index and (b) securities (which may or may not be included in the S&P Mid Cap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index. As of October 31, 2006, the market capitalizations of companies included in the S&P 400 Mid Cap Index ranged from $570 million to
                          $11.11 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the S&P 400 Mid Cap Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

The Fund may invest in futures contracts and Depository Receipts. The Fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

-Small and Medium Size Company Risk

Fund Codes
CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

SMALL CAP INDEX FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:     Seeks to approximate the aggregate total return of a
                          small cap U.S. domestic equity market index.

Investment Strategies:    Under normal market conditions, the Fund invests, at
                          least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell
                          2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index. As of October 31, 2006, the market capitalizations of companies included in the Russell 2000 Index ranged from $0.09 billion to $2.9 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the Russell 2000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

TOTAL STOCK MARKET INDEX FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:     Seeks to approximate the aggregate total return of a
                          broad U.S. domestic equity market index.

Investment Strategies:    Under normal market conditions, the Fund invests, at
                          least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Dow Jones
                          Wilshire 5000 Index and (b) securities (which may or may not be included in the Dow Jones Wilshire 5000
                          Index) that the subadviser believes as a group will behave in a manner similar to the index. As of August
                          31, 2006, the market capitalizations of companies included in the Dow Jones Wilshire 5000 Index ranged from less than $50 million to $399 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the Dow Jones Wilshire 5000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS NAV    Ticker                       --
             CUSIP                        --
             SEC number            811-21779

                          ADDITIONAL INFORMATION ABOUT
                    THE FUNDS' RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active Management Risk

The Funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

Credit and Counterparty Risk

Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivative Risk

See "Hedging and Other Strategic Transactions" below.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will under perform value stocks.

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Exchange Traded Funds (ETFs) Risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed Income Securities Risk

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment Grade Fixed Income Securities in the Lowest Rating Category. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's), commonly known as "junk" bonds. The principal risks of investing in these securities are as follows:

-Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

-Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

-Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

-Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

-Additional Risks Regarding Lower Rated Corporate Fixed Income Securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in

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economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

-Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign Securities Risk

The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

-Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

-Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

-Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

-Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

-Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

-Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

High Portfolio Turnover Risk

A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

Index Management Risk

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Certain factors may cause a Fund to track its target index less closely. For example, a subadviser may select securities that are not fully representative of the index, and the Fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the Fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or Sector Investing Risk

When a Fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a Fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Industry. A Fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential antitrust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory

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environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Technology Related Risk. A Fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described below under "Small and Medium Sized Companies."

Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (IPOs) Risk

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment Company Securities Risk

Each Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. See "Risk Factors -- Fund of Funds Risk" in the SAI for further information regarding investments in other investments companies.

Issuer Risk

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity Risk

A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to

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liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the

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underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-Diversified Fund Risk

Definition of Non-Diversified. Any Fund that is non-diversified is only limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the Fund's own investment restrictions and the diversification requirements of the Code. In contrast, a diversified Fund may not, as to 75% of its assets, invest more than five percent of its total assets in the securities of one issuer, or own more than ten percent of the outstanding voting securities, of any one issuer.

Risks. Since a non-diversified Fund may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified Fund may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

Real Estate Securities Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

   -Declines in the value of real estate;

   -Risks related to general and local economic conditions;

   -Possible lack of availability of mortgage funds;

   -Overbuilding;

   -Extended vacancies of properties;

   -Increased competition;

   -Increases in property taxes and operating expenses;

   -Change in zoning laws;

   -Losses due to costs resulting from the clean-up of environmental problems;

   -Liability to third parties for damages resulting from environmental problems;

   -Casualty or condemnation losses;

   -Limitations on rents;

   -Changes in neighborhood values and the appeal of properties to tenants; and

   -Changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

Short Sale Risk

See "Short Sales" under "Additional Information About the Funds' Investment Policies".

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Small and Medium Size Companies Risk

Small or Unseasoned Companies:

-Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

-Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

-Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

-Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

-Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies:

-Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Stripped Securities Risk

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES

Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

Investment Grade Debt Securities

Investment grade debt securities are securities of an issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. (or, if unrated, of comparable quality as determined by the subadviser).

Foreign Repurchase Agreements

A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Hedging and Other Strategic Transactions

The Funds are authorized to use a variety of hedging or other strategic investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used are described below:

-exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

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-financial futures contracts (including stock index futures),

-interest rate transactions*,

-currency transactions**,

-swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

-structured notes, including hybrid or "index" securities.

*A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

**A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in this prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.

Hedging and Other Strategic Transactions may be used for the following purposes:

-to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-to protect a Fund's unrealized gains in the value of its securities,

-to facilitate the sale of a Fund's securities for investment purposes,

-to manage the effective maturity or duration of a Fund's securities,

-to establish a position in the derivatives markets as a method of gaining exposure to a particular market, or

-to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

Illiquid Securities

Each Fund is precluded from investing in excess of 15% of its respective net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

The Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. The Funds bear the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

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Loan Participations

The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

Short Sales

The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

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U.S. Government Securities

The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

Warrants

The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

When-Issued Securities/Forward Commitments

In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. These terms mean that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Fund will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

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

                                  YOUR ACCOUNT

Class NAV Shares

The Class NAV shares of the Funds are sold without any front-end or deferred sales charges and are not subject to any Rule 12b-1 distribution and service fees.

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other Funds of JHF II and JHF III. Class NAV shares are also sold to certain institutional investors.

Other classes of shares of the Funds, which have their own expense structures, may be offered in separate prospectuses.

Transaction Policies

Valuation of Shares. The NAV per share for the Funds and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Securities held by a Fund are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

Generally, trading in (i) non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is calculating its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares") which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

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

Money market instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Purchase and Redemption Prices. When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

Execution of Requests. The Funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive Trading. The Funds are intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if a Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund's portfolio or otherwise not be in a Fund's best interest in light of unusual trading activity related to your account. In the event a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAVs at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange Limitation Policies. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on Exchange Activity. The Funds, through their agents, undertakes to use its best efforts to exercise their right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a Fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that Fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since Funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

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

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a Fund will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

Excessive Trading Risk. To the extent that a Fund or its agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund's portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in Fund transactions. Increased Fund transactions and use of the line of credit would correspondingly increase a Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any Fund, certain types of Funds are more likely than others to be targets of excessive trading. For example:

-A Fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

-A Fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.

-A Fund that invests a significant portion of its assets in below-investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities.

-Any frequent trading strategies may interfere with efficient management of a Fund's portfolio. A Fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a Fund that invests in highly liquid securities. These risks would be less significant, for example, in a Fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of a Fund shares held by other shareholders.

Dividends and Account Policies

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Dividends. Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of a Fund or paid in cash.

Account Statements. The Funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

Disclosure of Fund portfolio holdings. The Funds' Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Funds will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Funds. In addition, the ten largest holdings of the Funds will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Funds files their Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Funds' Form N-CSR and Form N-Q will contain the Funds' entire portfolio holdings as of the applicable calendar quarter end.

Broker Compensation and Revenue Sharing Arrangements

NAV shares of the Funds are sold to the JHF II Portfolios and may in the future be sold to other JHF II Portfolios.

John Hancock Funds, LLC, the distributor of the Portfolios (the "Distributor"), pays compensation to broker-dealers for the sale of shares of the Portfolios. The Distributor may also pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statement of additional information for the JHF II Portfolios. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through the Adviser's profit on the advisory fee on the Funds.

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                                  FUND DETAILS

Business Structure

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Funds.

The Trustees have the power to change the respective investment goal of each of the Funds without shareholder approval.

The Trustees have the power to change the focus of the investment policy of each of the Funds that provides for the investment of a specified percentage of its assets in particular securities or geographic regions without shareholder approval. Particular Funds will provide written notice to shareholders at least 60 days prior to a change in their 80% investment policy, as required under the 1940 Act and disclosed in the SAI.

                                  Shareholders
               Distribution and                                Financial services firms and
             shareholder services                                  their representatives

                                              Advise current and prospective shareholders on their Fund
                                                     investments, often in the context
                                                     of an overall financial plan.

          Principal distributor                                        Transfer agent

          John Hancock Funds, LLC                                 John Hancock Signature
                                                                        Services, Inc.
 Markets the Funds and distributes shares
through selling brokers, financial planners       Handles shareholder services, including recordkeeping and
   and other financial representatives.       statements, distribution of dividends and processing of buy and sell requests.
           Investment adviser
         John Hancock Investment                                           Custodian
         Management Services, LLC                              State Street Bank & Trust Company
           601 Congress Street                                       2 Avenue de Lafayette
          Boston, MA 02210-2805                                        Boston, MA 02111

Manages the Funds business and investment     Holds the Funds' assets, settles all portfolio trades and collects
                activities.                   most of the valuation data required for calculating each Fund's
                                                                           NAV.

               Subadviser

Provides portfolio management to the Funds

                                    Trustees
                         Oversee the Funds' activities.

Management Fees. As full compensation for its services, the Adviser receives a fee from each Fund.

The fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund include the net assets of the Fund and the net assets of one or more other John

Hancock Fund Complex funds (or portions thereof) that have the same subadviser as the Fund. If a Fund and such other Fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a Fund. The fee for each Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of a Fund at the close of business on the previous business day of a Fund.

The schedule of the annual percentage rates of the management fees for the Funds are set forth in Appendix A hereto.

A discussion regarding the basis of the Board of Trustees' approving the investment advisory and subadvisory contracts of the Funds is available in the Funds' annual report to shareholders for the period ended August 31, 2006.

Subadviser Information and Management Biographies

The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHF II. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHF II with respect to the implementation of such programs.

Subadvisory Fees. Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

Additional information about each portfolio manager including compensation, other accounts managed and Fund holdings is found in the SAI.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a Fund is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

AIM Capital Management, Inc. ("AIM")

AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

   Fund                                     Portfolio Managers
   ----                                     -------------------
   All Cap Growth Fund* .................   Lanny H. Sachnowitz
                                            Kirk L. Anderson
                                            James G. Birdsall
                                            Robert J. Lloyd

   Small Company Growth Fund** ..........   Juliet S. Ellis
                                            Juan R. Hartsfield

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

* The portfolio managers for the All Cap Growth Fund are assisted by the subadviser's Large/Multi-Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the subadviser. Team members provide research support and make securities recommendations, but do not have day-today management responsibilities, with respect to the Fund's portfolio.

** The portfolio managers for the Small Company Growth Fund are similarly assisted by the subadviser's Small Cap Core/ Growth Team.

-Kirk L. Anderson. Portfolio Manager; associated with AIM and/or its affiliates since 1994.

-James G. Birdsall. Portfolio Manager; associated with AIM and/or its affiliates since 1995.

-Juliet S. Ellis. Senior Portfolio Manager; associated with AIM and/or its affiliates since 2004; formerly a Managing Director of JPMorgan Fleming Asset Management.

-Juan R. Hartsfield. Portfolio Manager; associated with AIM and/or its affiliates since 2004; formerly a co-portfolio manager in the JPMorgan Fleming Asset Management.

-Robert J. Lloyd. Portfolio Manager; associated with AIM/and or its affiliates since 2000; formerly an employee of American Electric Power (1997-2000).

-Lanny H. Sachnowitz. Senior Portfolio Manager; associated with AIM/and or its affiliates since 1987. As the lead manager for the All Cap Growth Fund, Mr. Sachnowitz generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

-Ronald S. Sloan (lead manager). Senior Portfolio Manager; joined AIM in 1998; formerly, President of Verissimo Research & Management, Inc. (1993 to 1998).

American Century Investment management, Inc. ("American Century")

American Century has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

   Fund                                     Portfolio Managers
   ----                                     -------------------
   Small Company Fund ...................   William Martin
                                            Wilhelmine von Turk
                                            Thomas P. Vaiana
                                            Brian Ertley

   Vista Fund ...........................   Glen A. Fogle
                                            David M. Holland

-Glenn A. Fogle. Senior Vice President and Senior Portfolio Manager; joined American Century in 1990; a portfolio manager since 1993.

-David M. Holland. Vice President and Portfolio Manager; joined American Century in 1998; a portfolio manager since 2004.

-William Martin. Senior Vice President and Senior Portfolio Manager; joined American Century in 1989; a portfolio manager since 2004.

-Wilhelmine von Turk. Vice President and Senior Portfolio Manager; joined American Century in November 1995; a portfolio manager in 2000.

-Thomas P. Vaiana. Portfolio Manager; joined American Century in February 1997; a portfolio manager in 2000.

-Brian Ertley. Portfolio Manager and Senior Quantitative Analyst; joined American Century in 1998; a portfolio manager in 2006.

BlackRock Investment Management, LLC ("BlackRock")

BlackRock's offices are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. BlackRock is owned approximately 49% by ML & Co., approximately 34% by The PNC Financial Services Group, Inc. ("PNC") and approximately 17% by employees and public shareholders. PNC is a diversified financial services organization with headquarters at 249 Fifth Avenue, One PNC Plaza, Pittsburgh, Pennsylvania 15222. ML & Co. is a financial services holding company with offices at World Financial Center, North Tower, 250 Vesey Street, New York, NY 10080. ML & Co. and PNC may be deemed "controlling persons" (as defined in the 1940 Act) of BIM because of

                                       146

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their ownership of the voting securities of BlackRock or their power to exercise a controlling influence over its management or policies.

   Fund                                       Portfolio Manager
   ----                                       -----------------
   Large Cap Value Fund ...................   Robert Doll

-Robert Doll. Senior Portfolio Manager; Vice Chairman and Director of BlackRock, Inc., and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates from 2005 to 2006; President and Chief Investment Officer of MLIM and Fund Asset Management, L.P. from 2001 to 2006.

ClearBridge Advisors, LLC ("ClearBridge")

ClearBridge, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Special Value Fund                         Peter J. Hable

-Peter J. Hable is a Managing Director and Senior Portfolio Manager at ClearBridge Advisors. Mr. Hable has 23 years of investment industry experience. Presently, Mr. Hable is the fund manager for Legg Mason Partners Small Cap Value Fund and co-manager for Legg Mason Partners Fundamental Value Fund. Peter earned a BS in Economics from Southern Methodist University and an MBA from Wharton School at the University of Pennsylvania.

Davis Selected Advisers, L.P. ("Davis")

Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Financial Services Fund ................   Christopher C. Davis
                                              Kenneth Charles Feinberg

   Fundamental Value Fund .................   Christopher C. Davis
                                              Kenneth Charles Feinberg

-Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

-Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

Declaration Management & Research, LLC ("Declaration")

Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117 and is an indirect wholly owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Active Bond Fund .......................   Peter Farley
                                              James E. Shallcross

   Managed Fund ...........................   Peter Farley

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

                                              James E. Shallcross

   Short-Term Bond Fund                       Peter Farley
                                              James E. Shallcross

   Total Bond Market Fund                     Peter Farley
                                              James E. Shallcross

-Peter Farley. Vice President; joined Declaration in 1996.

-James E. Shallcross. Senior Vice President; joined Declaration in 1991.

Deutsche Investment Management Americas Inc. ("DeAM")

DeAM, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

DeAM RREEF, located at The Hancock Building, 875 N. Michigan Ave, 41st Floor, Chicago, IL 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation. DeAM RREEF has provided real estate investment management services to institutional investors since 1975.

RREEF Global Advisers Limited ("RREEF GA"), whose registered address is Winchester House, 1 Great Winchester Street, London, EC2N 2DB, is a wholly owned subsidiary of Deutsche Asset Management Group Limited, the holding company of the UK asset management businesses comprising, RREEF Limited, DB Absolute Return Strategies Limited and RREEF GA, It is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. The UK asset management business has provided real estate investment management services to institutional investors for over 20 years.

Deutsche Investments Australia Limited, an investment management affiliate of DeAM located ate Level 21, 83 Clarence Street, Sydney Australia, NSW 2000. Deutsche Investments Australia Limited has been a registered investment adviser since 2000.

Deutsche Asset Management (Hong Kong) Limited, an investment management affiliate of DeAM located at 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong. Deutsche Asset Management (Hong Kong) Limited has provided investment management services since 1999.

Deutsche Asset Management International GMBH, an investment management affiliate of DeAM located at Mainzer Landstrasse 178-190, Frankfurt AM Main, Germany, 60327. Deutsche Asset Management International GMBH has been a registered investment adviser since 1983.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   All Cap Core Fund ......................   Julie Abbett
                                              Jin Chen
                                              Robert Wang

   Dynamic Growth Fund ....................   Robert Janis

   Global Real Estate Fund ................   John F. Robertson
                                              Daniel Ekins
                                              John Hammond
                                              Kurt Klauditz
                                              William Leung
                                              John W. Vojticeck

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

   Real Estate Securities Fund ............   Jerry W. Ehlinger
                                              John F. Robertson
                                              John W. Vojticek
                                              Asad Kazim

-Julie Abbett. Director and Senior Portfolio Manager for Global Quantitative Equity; joined DeAM in 2000; previously a consultant with equity trading services for BARRA, Inc. and a product developer at FactSet Research.

-Jin Chen. Director and Senior Portfolio Manager for Global Quantitative Equity
- Joined DeAM in 1999, previously a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in U.S. large and small cap equities at Thomas White Asset Management.

-Daniel Ekins, Managing Director; joined DeAM in 1997.

-Robert Wang. Managing Director and Global head of Quantitative Strategies - Joined DeAM in 1995 as senior fixed-income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed-income, derivatives and foreign exchange products.

-Jerry W. Ehlinger. Managing Director - Joined DeAM in 2004 after 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and at Morgan Stanley as senior research associate covering REITS.

-John Hammond, Managing Director; joined DeAM in 2004 and has over 13 years of industry experience.

-Robert Janis. Managing Director; joined DeAM in 2004; previously portfolio manager for 10 years at Credit Suisse Asset Management (or its predecessor, Warburg Pincus Asset Management).

-John F. Robertson, CFA, Managing Director, head of North American Real Estate Securities; joined DeAM in 1997.

-John W. Vojticek. Partner - Re-joined DeAM in September 2004. Prior to that, Mr. Vojticek was a Principal at KG Redding and Associates and Managing Director of DeAM.

-Asad Kazim. Vice President of DeAM - Joined DeAM in 2002 and has over six years of industry experience, formerly as a Financial Analyst at Clarion CRA Securities.

-Kurt Klauditz, Director and Head of Liquid Assets and Financing; joined DeAM in 2000 and has over 15 years of industry experience.

-William Leung, Vice President; joined DeAM in 2000 after spending three years with Merrill Lynch and one year at UBS Warburg primarily focusing on equity research in Hong Kong and China.

Dimensional Fund Advisors ("Dimensional")

Dimensional was organized in May 1981 as "Dimensional Fund Advisors, Inc.", a Delaware corporation, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

As the subadviser, Dimensional is responsible for the Fund's asset management. The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment decisions for the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Fund including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Fund.

Fund                                       Portfolio Manager
----                                       -----------------
International Small Company Fund .......   Karen E. Umland

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

-Karen E. Umland, Vice President; joined Dimensional in 1993.

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

GMO, with offices at 40 Rowes Wharf, Boston, Massachusetts 02110, is a private company founded in 1977 that provides investment advisory services to, among others, the GMO Funds. As of September 30, 2006, GMO managed on a worldwide basis more than $127 billion for institutional investors such as pension plans, endowments and foundations.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Growth Fund ............................   U.S. Quantitative Investment Division
   Growth & Income Fund ...................   U.S. Quantitative Investment Division
   Growth Opportunities Fund ..............   U.S. Quantitative Investment Division
   International Growth Fund ..............   International Quantitative Investment Division
   Intrinsic Value Fund ...................   U.S. Quantitative Investment Division
   Managed Fund ...........................   U.S. Quantitative Investment Division
   U.S. Multi Sector Fund .................   U.S. Quantitative Investment Division
   Value Opportunities Fund ...............   U.S. Quantitative Investment Division

U.S. Quantitative Division. Day-to-day management of the Fund is the responsibility of the Division. The Division's members work collaboratively to manage the Fund, and no one person is primarily responsible for day-to-day management. The senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the fund is:

-Sam Wilderman. Joined GMO in 1996 and has served as co-director of U.S. equity management since 2005.

Mr. Wilderman allocates responsibility for portions of the Fund to various members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the Fund's portfolio, and monitors cash flows.

International Quantitative Division. Day-to-day management of the Fund is the responsibility of the Division. The Division's members work collaboratively to manage the Fund, and no one person is primarily responsible for day-to-day management. The member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the fund is:

-Dr. Thomas Hancock. Senior member of the Division; joined GMO in 1995. Dr. Hancock allocates responsibility for portions of the Fund to various members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the Fund's portfolio, and monitors cash flows.

Independence Investment LLC ("Independence")

Independence is located at 53 State Street, Boston, Massachusetts 02109 and is a subsidiary of Convergent Capital Management LLC ("Convergent"). Convergent is located at 190 South LaSalle Street, Chicago, Illinois, and is a subsidiary of City National Corporation, a publicly traded financial services company located at 555 South Flower Street, Los Angeles, California.

   Fund                                       Portfolio Manager
   ----                                       -----------------
   Small Cap Fund .........................   Charles S. Glovsky

-Charles S. Glovsky. Senior Vice President and Director of Small Cap strategies; joined Independence in 2000; previously worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner.

Jennison Associates LLC ("Jennison")

Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets.

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

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Capital Appreciation Fund ..............   Michael A. Del Balso
                                              Kathleen A. McCarragher
                                              Spiros Segalas

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since October 2005.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Fund since October 2005.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since October 2005.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Legg Mason Capital Management, Inc. ("Legg Mason")

Legg Mason traces its history to 1982, is a subsidiary of Legg Mason, Inc., a global asset management firm structured as a holding company, and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason serves as the investment manager for several domestic and offshore equity mutual funds.

   Fund                                       Portfolio Manager
   ----                                       -----------------
   Core Equity Fund .......................   Mary Chris Gay*

* Bill Miller, Chief Investment Officer of Legg Mason, manages a master portfolio that serves as a model for the Core Equity Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows and other considerations.

-Mary Chris Gay. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989. She is currently a Senior Vice President for Legg Mason and manages several domestic and international mutual funds and pooled investment vehicles.

Lord, Abbett & Co. LLC ("Lord Abbett")

Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   All Cap Value Fund .....................   Robert P. Fetch
                                              Howard E. Hansen

   Mid Cap Value Fund .....................   Howard E. Hansen
                                              Edward K. von der Linde

-Robert P. Fetch. Partner and Director - Small-Cap Value; joined Lord Abbett in 1995.

-Howard E. Hansen. Partner and Portfolio Manager - Mid Cap Value; joined Lord Abbett in 1995.

-Edward K. von der Linde. Partner and Director - Mid Cap Value; joined Lord Abbett in 1988.

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

Marsico Capital Management, LLC ("Marsico")

Marsico, located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in September 1997 as a registered investment adviser. Marsico provides investment management services to other mutual funds, institutional accounts and private accounts. Thomas F. Marsico is the founder and CEO of the firm. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

   Fund                                       Portfolio Manager
   ----                                       -----------------
   International Opportunities Fund ........  James G. Gendelman

-James G. Gendelman. Portfolio Manager; joined Marsico in 2000; previously Vice President of International Sales for Goldman, Sachs & Co.

Massachusetts Financial Services Company ("MFS")

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Utilities Fund .........................   Robert D. Persons
                                              Maura A. Shaughnessy

-Robert D. Persons. Vice President, focusing primarily on debt securities; joined MFS in 2000.

-Maura A. Shaughnessy. Senior Vice President, focusing primarily on equities; joined MFS in 1991.

MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")

A Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") and is an affiliate of the Adviser. JHFS is a subsidiary of MFC based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

   Fund                                       Portfolio Manager
   ----                                       -----------------
   Emerging Growth Fund ...................   Henry E. Mehlman
                                              Alan E. Norton

   Active Bond Fund .......................   Barry H. Evans
                                              Howard C. Greene
                                              Jeffrey N. Given

   Strategic Income Fund ..................   Daniel S. Janis, III
                                              John F. Iles
                                              Barry H. Evans

   High Income Fund .......................   Arthur N. Calavritinos

-Henry E. Mehlman. Vice President; joined MFC Global (U.S.) in 2002, previously a Senior Portfolio Manager at The Colony Group.

-Alan E. Norton. Senior Vice President; joined MFC Global (U.S.) in 2002, previously a Senior Portfolio Manager at The Colony Group.

-Howard C. Greene. Senior Vice President; joined John Hancock in 2002; previously a Vice President of Sun Life Financial Services Company of Canada.

-Daniel S. Janis, III. Vice President; joined John Hancock in 1999; previously a senior risk manager at BankBoston (1997 to 1999).

-John F. Iles. Vice President, joined MFC Global (U.S.) in December, 2005. Prior to joining MFC Global Investment Management, Mr. Iles was a Vice President at John Hancock. He joined John Hancock in 1999.

-Barry H. Evans. Senior Vice President, joined MFC Global (U.S.) in 2005, he is Chief Fixed Income Officer, Chief Operating Officer and a member of the Senior Investment Policy Committee. Prior to joining MFC Global

Investment Management, he was a Senior Vice President and Chief Income Officer of John Hancock. He joined John Hancock in 1986.

-Arthur N. Calavritinos, Vice President; joined MFC Global (U.S.) in 1988.

-Jeffrey N. Given, Vice President; joined MFC Global (U.S.) in 1993.

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the funds of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Index 500 Fund .........................   Carson Jen
                                              Narayan Ramani

   Money Market Fund ......................   Maralyn Kobayashi
                                              Faisal Rahman

   Mid Cap Index Fund .....................   Carson Jen
                                              Narayan Ramani

   Pacific Rim Fund .......................   Pauline Dan

   Quantitative All Cap Fund ..............   Harpreet Singh
                                              Chris Hensen
                                              Brett Hryb

   Quantitative Mid Cap Fund ..............   Norman Ali
                                              Rhonda Chang

   Quantitative Value Fund ................   Chris Hensen
                                              Brett Hryb
                                              Harpreet Singh

   Small Cap Index Fund ...................   Carson Jen
                                              Narayan Ramani

   Total Stock Market Index Fund ..........   Carson Jen
                                              Narayan Ramani

-Noman Ali. Assistant Vice President and Portfolio Manager, U.S. Equity, at Manulife Financial; joined MFC Global (U.S.A.) in 1999.

-Rhonda Chang. Portfolio Manager; joined MFC Global (U.S.A.) in 1994 as research analyst with the U.S. equity team; formerly an investment analyst with AIG Global Investors.

-Pauline Dan. Portfolio Manager, responsible for Greater China and Hong Kong equity portfolios; joined an affiliate of MFC Global (U.S.A.) in 2004; previously Director of Balanced Investments at AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong).

-Chris Hensen. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

-Brett Hryb. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1993.

-Carson Jen. Vice President, Index Operations, at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1997.

- Maralyn Kobayashi, Vice President and Senior Portfolio Manager of Money Market Fund; joined MFC Global (U.S.A.) in 1981.

-Faisal Rahman CFA, Portfolio Manager joined MFC Global (U.S.A.) in 2001.

-Narayan Ramani. Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

-Harpreet Singh. Vice President and Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 2000; previously a quantitative analyst at Standish, Ayer & Wood Inc.

Morgan Stanley Investment Management Inc. doing business as Van Kampen ("Van Kampen")

Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Van Kampen," has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of MSIM. MSIM also does business in certain instances using the name "Miller Anderson."

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Value Fund .............................   Thomas Bastian
                                              James Gilligan (Lead Manager)
                                              James Roeder
                                              Sergio Marcheli
                                              Vince Vizachero

-Thomas Bastian. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio manager at Eagle Asset Management.

-James Gilligan. Portfolio Manager; joined Van Kampen in 1985.

-James Roeder. Portfolio Manager; joined Van Kampen in 1999.

-Sergio Marcheli. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio specialist at Van Kampen.

-Vince Vizachero. Portfolio Manager; joined Van Kampen in 2001; previously an analyst at Fidelity.

Munder Capital Management ("Munder")

Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Small Cap Opportunities Fund ...........   Robert E. Crosby
                                              Julie R. Hollinshead
                                              John P. Richardson

-Robert E. Crosby. Senior Portfolio Manager; joined Munder in 1993.

-Julie R. Hollinshead. Senior Portfolio Manager; joined Munder in 1995.

-John P. Richardson. Director, Small-Cap Equity, and Senior Portfolio Manager; one of the founders of Munder, having joined the firm shortly after its inception in 1985.

Pacific Investment Management Company LLC ("PIMCO")

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660, is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Global Bond Fund .......................   Sudi Mariappa

   Real Return Bond Fund ..................   John B. Brynjolfsson

   Total Return Fund ......................   William H. Gross

John B. Brynjolfsson, CFA

Mr. Brynjolfsson is a Managing Director, portfolio manager and head of the PIMCO Real Return Bond Fund. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr.

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

Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities. He has twenty-one years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

William H. Gross, CFA

Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with PIMCO for more than thirty-three years. He is the author of numerous articles on the bond market and has frequently appeared in national publications and media. He has thirty-six years of investment experience and holds a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

Sudi Mariappa

Mr. Mariappa is a Managing Director and head of global portfolio management, with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO in 2000, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa's prior experience included positions at Sumitomo Finance International PLC, Long Term Capital Management, and Salomon Brothers in San Francisco and Tokyo, where he was Director of Fixed Income Arbitrage. He holds both a bachelor's degree in chemical engineering and an MBA from Cornell University.

Pzena Investment Management, LLC ("Pzena")

Pzena, located at 120 West 45th Street, 20th Floor, New York, New York 10036, is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of August 31, 2006, the majority interest in Pzena was owned by the firm's five managing principals:

Richard S. Pzena          Managing Principal, CEO, Co-Chief Investment Officer
John P. Goetz             Managing Principal, Co-Chief Investment Officer
William L. Lipsey         Managing Principal, Marketing & Client Services
Amerlia Jones             Managing Principal, Operations & Administration

      In addition, sixteen additional employees owned interests in the firm as of August 31, 2006. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Classic Value Fund .....................   Richard S. Pzena
                                              John P. Goetz
                                              Antonio DeSpirito, III

-Richard S. Pzena. Managing Principal, CEO, Co-Chief Investment Officer and Founder of Pzena; joined Pzena in 1995.

-John P. Goetz. Managing Principal & Co-Chief Investment Officer; joined Pzena in 1996.

-Antonio DeSpirito, III. Principal; joined Pzena in 1996 as a Senior Research Analyst.

RCM Capital Management LLC ("RCM")

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM is wholly owned by RCM US Holdings LLC ("US Holdings"). US Holdings is a Delaware limited liability company this is wholly owned by Allianz Global Investors AG ("AGI"). AGI, in turn, is owned by Allianz AG ("Allianz").

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Emerging Small Company Fund ............   Thomas J. Ross
                                              Louise M. Laufersweiler
   Science & Technology Fund ..............   Walter C. Price
                                              Hauchen Chen

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-Thomas J. Ross (since May 2006). Director, Chief Investment Officer and Senior
Portfolio Manager of RCM. Mr. Ross has senior portfolio management responsibilities for both the U.S. and International Small Cap strategies. Prior to joining RCM in 2001, he was a senior analyst and portfolio manager with Dresdner Bank's dit-Deutscher Investment Trust subsidiary in Frankfurt, Germany for 10 years, managing a variety of global portfolios. He has over 22 years' experience encompassing equity research and portfolio management.

-Louise M. Laufersweiler, CFA (since May, 2006). Director, Deputy Chief Investment Officer and Senior Portfolio Manager of RCM. She has senior portfolio management responsibilities for both mid-cap and small-cap equity strategies and is Chief Investment Officer for RCM Mid-Cap and Deputy Chief Investment Officer for RCM U.S. Small Cap.

Walter C. Price, CFA (since 2006). Mr. Price is a Senior Analyst for the Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.

Huachen Chen, CFA (since 2006). Mr. Chen is a Senior Portfolio Manager of RCM. He joined RCM in 1984 and since 1990 had extensive portfolio responsibilities for technology and capital goods stocks.

RiverSource Investments, LLC ("RiverSource")

RiverSource, located at 200 Ameriprise Financial Center, Minneapolis, Minnesota, 55474, is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering services for clients' asset accumulation, income management and protection needs for over 110 years. RiverSource manages investments for itself, the RiverSource funds and other affiliates. For institutional clients, RiverSource and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Mid Cap Value Equity Fund ..............   Steve Schroll
                                              Laton Spahr
                                              Warren Spitz
                                              Paul Stocking

-Steve Schroll, Portfolio Manager; joined RiverSource in 1998 as a Senior Security Analyst.

-Laton Spahr, CFA, Portfolio Manager; joined RiverSource in 2001 as a Security Analyst; previously worked as a Sector Analyst for Holland Capital Management from 2000 to 2001.

-Warren Spitz, Senior Portfolio Manager; joined RiverSource in 2000.

-Paul Stocking, Associate Portfolio Manager, joined RiverSource in 1995 as a Senior Equity Analyst.

SSgA Funds Management, Inc. ("SSgA FM")

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2006, the SSgA FM had over $129 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up SSgA, the investment management arm of State Street Corporation. With over $1.6 trillion under management as of September 30, 2006, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

   Fund                                       Portfolio Manager
   ----                                       -----------------
   International Equity Index Fund .........  Jeffrey Beach
                                              Thomas Coleman

Jeffrey Beach. Principal; joined SSgA FM in 1986.
Thomas Coleman. Principal; joined SSgA FM in 1998.

Sustainable Growth Advisers, L.P. ("SGA")

SGA is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. It was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn.

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   Fund                                       Portfolio Managers
   ----                                       ------------------
   U.S. Global Leaders Growth Fund ........   George P. Fraise
                                              Gordon M. Marchand
                                              Robert L. Rohn

-George P. Fraise. Principal; joined SGA in 2003; previously executive vice president of Yeager, Wood & Marshall, Inc. (2000-2003) and a portfolio manager at Scudder Kemper Investments (1997-2000).

-Gordon M. Marchand. Principal; joined SGA in 2003; previously chief financial and operating officer of Yeager, Wood & Marshall, Inc. (1984-2003).

-Robert L. Rohn. Principal; joined SGA in 2003; previously an analyst and portfolio manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and Chairman of W.P. Stewart Inc.'s Management Committee (1992 to 2003). From 1988 through 1991 he was Vice President with Yeager, Wood and Marshall, Inc., where he was a member of the Investment Policy Committee.

Templeton Global Advisors Limited ("Templeton Global")

Templeton Global is located at Box N-7759, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   Global Fund ............................   Jeffrey A. Everett
                                              Murdo Murchison
                                              Lisa Myers

-Jeffrey A. Everett. President; Chief Investment Officer -- Retail for the Templeton Global Equity Group; joined Templeton in 1989

-Murdo Murchison. Executive Vice President; joined Templeton in 1993.

-Lisa Myers. Vice President; joined Templeton in 1996.

Templeton Investment Counsel, LLC ("Templeton")

Templeton is located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

   Fund                                       Portfolio Managers
   ----                                       ------------------
   International Small Cap Fund ...........   Tucker Scott
                                              Cindy Sweeting
                                              Peter Nori
                                              Neil Devlin

   International Value Fund ...............   Tucker Scott
                                              Cindy Sweeting
                                              Peter Nori
                                              Neil Devlin

-Tucker Scott. Senior Vice President; joined Templeton in 1996; previously worked at Aeltus Investment Management.

-Cindy Sweeting. Executive Vice President and Director of Research; joined Templeton in 1997.

-Peter Nori, Executive Vice President, joined Templeton in 1994; previously worked at Franklin since 1987.

-Neil Devlin, Senior Vice President, joined Templeton in 2006; previously worked at Boston Partners since 2000.

T. Rowe Price Associates, Inc.

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of June 30, 2006, T. Rowe Price and its affiliates managed over $293.7 billion for over eight million individual and institutional investor accounts.

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   Fund                                          Portfolio Managers
   ----                                          ------------------
   Blue Chip Growth Fund .....................   Larry J. Puglia

   Equity-Income Fund ........................   Brian C. Rogers

   Health Sciences Fund ......................   Kris H. Jenner

   Science & Technology Fund .................   Michael F. Sola

   Small Company Value Fund ..................   Preston G. Athey

   Spectrum Income Fund ......................   Team*

   Real Estate Equity Fund ...................   David Lee

*Team. The Spectrum Income Fund is managed by an investment advisory committee that has day- to-day responsibility in managing the fund's portfolio and developing and executing the fund's investment program.

-Preston G. Athey. Vice President; joined T. Rowe Price in 1978.

-Kris H. Jenner. Vice President; joined T. Rowe Price in 1997; previously a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School (1995-1997).

-Larry J. Puglia. Vice President; joined T. Rowe Price in 1990.

-Brian C. Rogers. Vice President; joined T. Rowe Price in 1982.

-Michael F. Sola. Vice President; joined T. Rowe Price in 1995 as a technology analyst and has been managing investments since 1997.

-David Lee, Vice President; joined T. Rowe Price in 1993.

Edmund M. Notzon III is Chairman of the Spectrum Income Fund Investment Advisory Committee and is responsible for implementing and monitoring the fund's overall investment strategy, as well as the allocation of the fund's assets. Mr. Notzon joined T. Rowe Price in 1989 and is a Vice President and Senior Portfolio Manager.

The Committee members with the most significant responsibilities for managing the funds assets are:

-Daniel O. Shackelford. Vice President and chairman of the T. Rowe Price Fixed Income Strategy Committee; joined T. Rowe Price in 1999; responsible for the fund's investment grade bond investments.

-Mark J. Vaselkiv. Vice President and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management; joined T. Rowe Price in 1988; responsible for the fund's investments in high-yield debt securities.

-Ian Kelson. Vice President of T. Rowe Price International; responsible for the fund's high-quality international bond investments joined T. Rowe Price in 2000; prior thereto was head of fixed income for Morgan Grenfell/ DeAM.

-Brian Rogers. Chief Investment Officer; joined T. Rowe Price in 1982; responsible for the fund's dividend-paying common stock and value stock investments.

-Connie Bavely. Vice President; joined T. Rowe Price in 1998; responsible for the fund's mortgage-backed and mortgage-related investments.

UBS Global Asset Management (Americas) Inc. ("UBS")

UBS, which is located at One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

   Fund                                          Portfolio Managers
   ----                                          ------------------
   Global Allocation Fund ....................   Brian D. Singer

   Large Cap Fund ............................   John Leonard
                                                 Thomas Cole
                                                 Thomas Digenan
                                                 Scott Hazen

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Brian D. Singer is the lead portfolio manager for the Global Allocation Fund.
Mr. Singer has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the portfolio invests. Mr. Singer, as lead portfolio manager and coordinator for management of the portfolio, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.

Brian D. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management. Mr. Singer has been a Managing Director of UBS Global Asset Management since 1990.

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Large Cap Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

UST Advisers, Inc. ("USTAI")
----------------------------

USTAI is a wholly-owned subsidiary of United States Trust Company, National Association ("USTCNA"), a national banking association. USTCNA is a wholly-owned subsidiary of U.S. Trust Corporation, which in turn is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"), both of which are financial holding companies. Charles R. Schwab is the founder, Chairman, Director and a significant shareholder of Schwab and, as a result of these positions and share ownership, may be deemed to be a controlling person of Schwab and its subsidiaries. USTAI has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

    Fund                                             Portfolio Managers
    ----                                             ------------------
    Value & Restructuring Fund ...............       David J. Williams
                                                     Timothy Evnin
                                                     John McDermott

-David J. Williams. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987. Primarily responsible for the day-to-day management of the fund.

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

-Timothy Evnin. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987.

-John McDermott. Managing Director and Portfolio Manager; joined U.S. Trust in 1996.

Wellington Management Company LLP ("Wellington Management")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

   Fund                                          Portfolio Managers
   ----                                          ------------------
   Investment Quality Bond Fund ..............   Richard T. Crawford, II, CFA
                                                 Thomas L. Pappas, CFA
                                                 Christopher L. Gootkind, CFA

   Mid Cap Stock Fund ........................   Michael T. Carmen, CFA, CPA
                                                 Mario E. Abularach, CFA

   Natural Resources Fund ....................   Karl E. Bandtel
                                                 James A. Bevilacqua

   Small Cap Growth Fund .....................   Steven C. Angeli, CFA
                                                 Mario E. Aularach, CFA
                                                 Stephen Mortimer

   Small Cap Value Fund ......................   Timothy J. McCormack, CFA
                                                 Stephen T. O'Brien, CFA
                                                 Shaun F. Pedersen

-Mario E. Abularach, CFA. Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2001.

-Steven C. Angeli, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1994.

-Karl E. Bandtel. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1990.

-James A. Bevilacqua. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1994.

-Michael T. Carmen, CFA, CPA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1999.

-Richard T. Crawford, II, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 1994.

-Christopher L. Gootkind, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellingthon Management as an investment professional in 2000.

-Timothy J. McCormack, CFA. Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 2000.

-Stephen Mortimer. Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 2001.

-Stephen T. O'Brien, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1983.

-Thomas L. Pappas, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1987.

-Shaun F. Pedersen. Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2004; previously an investment professional at Thomas Weisel Asset Management (2001-2004).

Wells Capital Management, Incorporated ("Wells Capital")

Wells Capital, located at 525 Market St., San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and

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is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in
1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S.

   Fund                                          Portfolio Managers
   ----                                          ------------------
   Core Bond Fund ............................   Marie Chandoha
                                                 William Stevens

   U.S. High Yield Bond Fund .................   Phil Susser
                                                 Roger Wittlin

-Marie Chandoha. Senior Portfolio Manager and co-head of the Montgomery Fixed Income team at Wells Capital; joined Wells Capital in 2003; previously senior portfolio manager and co-head of the Fixed Income Team at Montgomery Asset Management.

-William Stevens. Senior Portfolio Manager and co-head of the Montgomery Fixed Income team at Wells Capital; joined Wells Capital in 2003; previously founded the Fixed Income team of Montgomery Asset Management in 1992.

-Phil Susser is a Portfolio Manager in the Sutter High Yield Fixed Income team at Wells Capital Management; joined Sutter as a research analyst in 2001; previously worked at Deutsche Bank Securities Inc. as an associate research analyst.

-Roger Wittlin. Senior Managing Director of the Sutter High Yield Fixed Income team at Wells Capital Management; joined Sutter in 2000; previously worked at Goldman Sachs, Deutsche Bank and Morgan Stanley.

Western Asset Management Company ("Western")

Western is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios for large institutional clients, an activity the firm has pursued for over 30 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western's 847employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of June 30, 2006, Western's current client base totals 751, representing 46 countries, 1,377 accounts, and $513.1 billion in assets.

   Fund                                          Portfolio Managers
   ----                                          ------------------
   U.S. Government Securities Fund ...........   S. Kenneth Leech
                                                 Steven A. Walsh
                                                 Mark S. Lindbloom
                                                 Ronald D. Mass
                                                 Frederick R. Marki

   High Yield Fund ...........................   S. Kenneth Leech
                                                 Steven A. Walsh
                                                 Mike Buchanan
                                                 Timothy J. Settel
                                                 Ian R. Edmonds

   Strategic Bond Fund .......................   S. Kenneth Leech
                                                 Steven A. Walsh
                                                 Keith J. Gardner
                                                 Matthew C. Duda
                                                 Mike Buchanan

-S. Kenneth Leech. Chief Investment Officer, joined Western in 1990. Prior to joining Western, Mr. Leech worked at Greenwich Capital Markets Portfolio Manager, 1988-1990; The First Boston Corporation Fixed Income Manager, 1980-1988 and National Bank of Detroit Portfolio Manager, 1977-1980.

-Steven A. Walsh. Deputy Chief Investment Officer, joined Western in 1991. Prior to Western, Mr. Walsh worked at Security Pacific Investment Managers, Inc. Portfolio Manager, 1989-1991 and Atlantic Richfield Company Portfolio Manager, 1981-1988.

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-Mark S. Lindbloom. Portfolio Manager, joined Western in 2006. Prior to Western,
Mr. Lindbloom worked for Citigroup Asset Management Portfolio Manager,
1986-2005; Brown Brothers Harriman & Co. Portfolio Manager, 1981-1986 and The
New York Life Insurance Company Analyst, 1979-1981.

-Ronald D. Mass. Portfolio Manager/Research Analyst, joined Western in 1991. Prior to Western, Mr. Mass worked for The First Boston Corporation Research Associate, 1987-1990 and The First Boston Corporation Research Associate, 1987-1990.

-Frederick R. Marki. Senior Portfolio Manager, joined Western in 2005. Prior to Western, Mr. Marki worked for Citigroup Asset Management Senior Portfolio Manager, 1991-2005; UBS Portfolio Manager, 1989-1991; Merrill Lynch Vice President, 1985-1989 and Federal Reserve Bank Assistant Economist, 1983-1985.

-Michael C. Buchanan. Portfolio Manager, joined Western in 2005. Prior to Western, Mr. Buchanan worked for Credit Suisse Asset Management Managing Director, Head of U.S. Credit Products, 2003-2005; Janus Capital Management Executive Vice President, Portfolio Manager, 2003; BlackRock Financial Management Managing Director, Head of High Yield Trading, 1998-2003 and Conseco Capital Management Vice President, Portfolio Manager, 1990-1998.

-Timothy J. Settel. Portfolio Manager/Research Analyst, joined Western in 2001. Prior to Western, Mr. Settel worked for Lazard Freres & Co. Portfolio Manager, 1995-2001 and Bear Stearns Mortgage Analyst, 1993-1995.

-Ian R. Edmonds. Research Analyst, joined Western in 1994. Prior to Western Mr. Edmonds worked for Bacon & Woodrow Actuary, 1990-1994.

-Keith J. Gardner. Portfolio Manager/Research Analyst, joined Western in 1994. Prior to Western, Mr. Gardner worked for Legg Mason, Inc. Portfolio Manager, 1992-1994; T. Rowe Price Associates, Inc. Portfolio Manager, 1985-1992 and Salomon Brothers, Inc. Research Analyst, 1983-1985.

-Matthew C. Duda. Research Analyst, joined Western in 2001. Prior to Western, Mr. Duda worked for Credit Suisse-First Boston Corporation Vice President and Investment Strategist, 1997-2001; Union Bank of Switzerland Investment Strategist and Research Associate, 1997-1997; Lehman Brothers Investment Strategist and Research Associate, 1996-1997; New York City Economic Development Corporation Graduate Research Associate, 1995-1996 and Merrill Lynch & Co. Emerging Markets Debt Analyst, 1993-1995.

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                                   APPENDIX A

                           SCHEDULE OF MANAGEMENT FEES
                           ---------------------------

Set forth below is the schedule of the annual percentage rates of the management fees for the Funds. As stated above, the advisory or management fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "Aggregate Net Assets" of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

Funds and Annual Percentage Rates of Aggregate Net Assets

Index 500 Fund: 0.470% -- first $500 million; and 0.460% -- excess over $500 million

(Aggregate Net Assets include the net assets of the Fund and the 500 Index Trust, a series of John Hancock Trust)

Active Bond Fund: 0.600% -- at all asset levels

All Cap Core Fund: 0.800% -- first $500 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the All Cap Core Trust, a series of John Hancock Trust)

All Cap Growth Fund: 0.850% -- first $500 million; 0.825% -- between $500 million and $1 billion; and 0.800% -- excess over $1 billion.

All Cap Value Fund: 0.850% -- first $250 million; 0.800% -- next $250 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the All Cap Value Trust, a series of John Hancock Trust)

Blue Chip Growth Fund: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Blue Chip Growth Trust, a series of John Hancock Trust)

Capital Appreciation Fund: 0.850% -- first $300 million; 0.800% -- between $300 million and $500 million; 0.700% -- between $500 million and $1 billion; and 0.670% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Capital Appreciation Trust, a series of John Hancock Trust)

Classic Value Fund: 0.800% -- at all asset levels.

Core Bond Fund: 0.690% -- first $200 million; 0.640% -- next $200 million; and 0.570% -- excess over $400 million.

(Aggregate Net Assets include the net assets of the Fund and the Core Bond Trust, a series of John Hancock Trust)

Core Equity Fund: 0.850% -- first $350 million; and 0.750% -- excess over $350 million.

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(Aggregate Net Assets include the net assets of the Fund and the Core Equity
Trust, a series of John Hancock Trust)

Dynamic Growth Fund: 0.900% -- first $250 million; 0.850% -- next $250 million; 0.825% -- next $250 million; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Dynamic Growth Trust, a series of John Hancock Trust)

Emerging Growth Fund: 0.800% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Emerging Growth Trust, a series of John Hancock Trust)

Emerging Small Company Fund: 0.970 % -- first $500 million; and 0.900% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Emerging Small Company Trust, a series of John Hancock Trust)

Equity-Income Fund: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Equity-Income Trust, a series of John Hancock Trust)

Financial Services Fund: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Financial Services Trust, a series of John Hancock Trust)

Fundamental Value Fund: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Fundamental Value Trust, a series of John Hancock Trust)

Global Allocation Fund: 0.850% -- first $500 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Global Allocation Trust, a series of John Hancock Trust)

Global Bond Fund: 0.700% -- at all asset levels.

Global Fund: 0.850% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, the Global Trust, a series of John Hancock Trust, the International Value Fund, a series of JHF II and the International Value Trust, a series of John Hancock Trust)

Global Real Estate Fund: 0.950% -- first $500 million; 0.925% -- next $250 million; and 0.900% -- excess over $750 million.

(Aggregate Net Assets include the net assets of the Fund and the Global Real Estate Trust, a series of John Hancock Trust)

Growth & Income Fund: 0.675% -- at all asset levels.

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(Aggregate Net Assets include the net assets of the Fund, that portion of the
Managed Fund of JHF II that is subadvised by GMO., the Growth & Income Trust, a series of John Hancock Trust, that portion of the Managed Trust, another series of John Hancock Trust, that is subadvised by GMO., and the U.S. Core Fund, a series of John Hancock Funds III)

Growth Fund: 0.800% -- first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Growth Trust, a series of John Hancock Trust, and the Growth Fund, a series of John Hancock Funds III)

Growth Opportunities Fund: 0.800% -- first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Growth Opportunities Trust, a series of John Hancock Trust, and the Growth Opportunities Fund, a series of John Hancock Funds III)

Health Sciences Fund: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Health Sciences Trust, a series of John Hancock Trust)

High Income Fund: 0.725% -- first $150 million; 0.675% -- between $150 million and $500 million; 0.650% -- between $500 million and $2.5 billion; and 0.600% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the High Yield Trust, a series of John Hancock Trust)

High Yield Fund: 0.700% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the High Yield Trust, a series of John Hancock Trust)

International Equity Index Fund: 0.550% -- first $100 million; and 0.530% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the International Equity Index Trust A, a series of John Hancock Trust)

International Growth Fund: 0.920% -- first $100 million; 0.895% -- next $900 million; and 0.880% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, the International Growth Trust, a series of John Hancock Trust, and the International Growth Fund, a series of John Hancock Funds III)

International Opportunities Fund: 0.900% -- first $750 million; 0.850% -- between $750 million and $1.5 billion; and 0.800% -- excess over $1.5 billion.

(The advisory fee rate is based on Aggregate Net Assets which include the net assets of: the International Opportunities Fund, a series of the Trust, and the International Opportunities Trust, a series of John Hancock Trust).

International Small Cap Fund: 1.050% -- first $200 million; 0.950% -- next $300 million; and 0.850% -- excess over $500 million

(Aggregate Net Assets include the net assets of the Fund and the International Small Cap Trust, a series of John Hancock Trust)

International Small Company Fund: 1.030% -- first $100 million; and 0.980% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the International Small Company Trust, a series of John Hancock Trust)

International Value Fund: 0.950% -- first $200 million; 0.850% -- next $300 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund, the International Value Trust, a series of John Hancock Trust, the Global Fund, a series of JHF II and the Global Trust, a series of John Hancock Trust)

Intrinsic Value Fund: 0.780% -- first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Intrinsic Value Trust, a series of John Hancock Trust, and the Intrinsic Value Fund, a series of John Hancock Funds III)

Investment Quality Bond Fund: 0.600% -- first $500 million; and 0.550% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Investment Quality Bond Trust, a series of John Hancock Trust)

Large Cap Fund: 0.780% -- first $250 million; 0.730% -- next $250 million; 0.680% -- next $250 million; and 0.650% -- excess over $750 million.

(Aggregate Net Assets include the net assets of the Fund, the Strategic Opportunities Trust and the Large Cap Trust, each a series of John Hancock Trust)

Large Cap Value Fund: 0.825% -- first $500 million; 0.800% -- next $500 million; 0.775% -- next $500 million; 0.720% -- next $500 million; and 0.700% -- excess over $2 billion.

(Aggregate Net Assets include the net assets of the Fund and the Large Cap Value Trust, a series of John Hancock Trust)

Managed Fund: 0.690% -- at all asset levels.

Mid Cap Index Fund: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Index Trust, a series of John Hancock Trust)

Mid Cap Stock Fund: 0.875% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Stock Trust, a series of John Hancock Trust)

Mid Cap Value Equity Fund: 0.875% -- first $250 million; and 0.850% -- next $250 million; 0.825% -- next $500 million; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Value Equity Trust, a series of John Hancock Trust)

Mid Cap Value Fund: 0.900% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Value Trust, a series of John Hancock Trust)

Money Market Fund: 0.500% -- first $500 million; and 0.470% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Money Market Trust, a series of John Hancock Trust)

Natural Resources Fund: 1.050% -- first $50 million; and 1.000% -- excess over $50 million.

(Aggregate Net Assets include the net assets of the Fund and the Natural Resources Trust, a series of John Hancock Trust)

Pacific Rim Fund: 0.800% -- first $500 million; and 0.700% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Pacific Rim Trust, a series of John Hancock Trust)

Quantitative All Cap Fund: 0.750% -- first $50 million; and 0.700% -- excess over $50 million.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative All Cap Trust, a series of John Hancock Trust)

Quantitative Mid Cap Fund: 0.750% -- first $200 million; and 0.650% -- excess over $200 million.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative Mid Cap Trust, a series of John Hancock Trust)

Quantitative Value Fund: 0.700% -- first $500 million; 0.650% -- next $500 million; and 0.600% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative Value Trust, a series of John Hancock Trust)

Real Estate Equity Fund: 0.875% -- first $250 million; 0.850% -- next $250 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Real Estate Trust, a series of John Hancock Trust)

Real Estate Securities Fund: 0.700% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Real Estate Securities Trust, a series of John Hancock Trust)

Real Return Bond Fund: 0.700% -- at all asset levels.

Science & Technology Fund: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Science & Technology Trust, a series of John Hancock Trust)

Short-Term Bond Fund: 0.600% -- first $100 million; 0.575% -- next $150 million; and 0.550% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund and the Short-Term Bond Trust, a series of John Hancock Trust)

Small Cap Fund: 0.850% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Trust, a series of John Hancock Trust)

Small Cap Growth: 1.100% -- first $100 million; and 1.050% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Growth Trust, a series of John Hancock Trust)

Small Cap Index Fund: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Index Trust, a series of John Hancock Trust)

Small Cap Opportunities Fund: 1.000% -- first $500 million; and 0.950% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Opportunities Trust, a series of John Hancock Trust)

Small Cap Value Fund: 1.100% -- first $100 million; and 1.050% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Value Trust, a series of John Hancock Trust)

Small Company Fund: 1.050% -- first $125 million; and 1.000% -- excess over $125 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Company Trust, a series of John Hancock Trust)

Small Company Growth Fund: 1.050% -- first $250 million; and 1.000% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund. However, the applicable rate is 1.000% of all net assets of the Fund when the aggregate net assets of the following exceed $1 billion: the Fund and All Cap Growth Fund of the JHF II, and the Small Company Growth Trust and All Cap Growth Trust of John Hancock Trust.

Small Company Value Fund: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Company Value Trust, a series of John Hancock Trust)

Special Value Fund: 0.950% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Special Value Trust, a series of John Hancock Trust)

Spectrum Income Fund: 0.800% -- first $250 million; and 0.725% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund and the Spectrum Income Trust, a series of John Hancock Trust)

Strategic Bond Fund: 0.700% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Strategic Bond Trust, a series of John Hancock Trust)

Strategic Income Fund: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Strategic Income Trust, a series of John Hancock Trust)

Total Bond Market Fund: 0.490% -- first $500 million; and 0.470% -- excess over $500 million.

Total Return Fund: 0.700% -- at all asset levels.

Total Stock Market Index Fund: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Total Stock Market Index Trust, a series of John Hancock Trust)

U.S. Global Leaders Growth Fund: 0.7125% -- first $500 million; and 0.675% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Global Leaders Growth Trust, a series of John Hancock Trust)

U.S. Government Securities Fund: 0.620% -- first $500 million; and 0.550% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Government Securities Trust, a series of John Hancock Trust)

U.S. High Yield Bond Fund: 0.750% -- first $200 million; and 0.720% -- excess over $200 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. High Yield Bond Trust, a series of John Hancock Trust)

U.S. Multi Sector Fund: 0.780% -- first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Multi Sector Trust, a series of John Hancock Trust)

Utilities Fund: 0.825% -- first $300 million; 0.825% -- next $300 million; 0.800% -- next $300 million; 0.775% -- next $600 million; and 0.700% -- excess over $1.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the Utilities Trust, a series of John Hancock Trust)

Value & Restructuring Fund: .825% -- first $500 million; 0.800% -- next $500 million; and 0.775% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Value & Restructuring Trust, a series of John Hancock Trust)

Value Fund: 0.750% -- first $200 million; 0.725% -- next $300 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Value Trust, a series of John Hancock Trust)

Value Opportunities Fund: 0.800% -- first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the Value Opportunities Trust, a series of John Hancock Trust, and the Value Opportunities Fund, a series of John Hancock Funds III)

Vista Fund: 0.900% -- first $200 million; 0.850% -- next $200 million; 0.825% --
next $600 million; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Vista Trust, a series of John Hancock Trust)

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

The financial highlights table below for each Fund is intended to help investors understand the financial performance of the Fund for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Fund portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Fund portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of Fund as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Active Bond                                      All Cap Core
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $     9.58                                         $   10.00
Net investment income (loss)(h)                                           0.35                                              0.05
Net realized and unrealized gain (loss) on investments                   (0.06)                                            (0.13)
Total from investment operations                                          0.29                                             (0.08)
Less distributions
From net investment income                                               (0.27)                                               --
                                                                         (0.27)                                               --
Net asset value, end of period                                      $     9.60                                         $    9.92
Total return(k) (%)                                                       3.09(m)                                          (0.80)(m)
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      399                                         $     284
Ratio of net expenses to average net assets (%)                           0.70(r)                                           0.84(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 4.30(r)                                           1.42(r)
Portfolio turnover (%)                                                     406(m)                                             86(m)

a Class NAV shares began operations on 10-27-05.                                  a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares  outstanding.
k Assumes dividend reinvestment.                                                  m Not annualized.
m Not annualized.                                                                 r Annualized.
r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                All Cap Growth                                     All Cap Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    15.51                                         $   13.80
Net investment income (loss)(h)                                           0.02                                              0.12
Net realized and unrealized gain (loss) on investments                    0.93                                              1.91
Total from investment operations                                          0.95                                              2.03
Less distributions
From net investment income                                               (0.01)                                            (0.03)
                                                                         (0.01)                                            (0.03)
Net asset value, end of period                                      $    16.45                                         $   15.80
Total return(k,l) (%)                                                     6.11(m)                                          14.69(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      123                                         $     195
Ratio of net expenses to average net assets (%)                           0.95(r)                                           0.89(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.14(r)                                           0.88(r)
Portfolio turnover (%)                                                     106(m)                                             48(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
m Not annualized.                                                                 l The Adviser/Subadviser voluntarily paid Class
r Annualized.                                                                       NAV $410,290 for a potential lost investment
                                                                                    opportunity. Excluding this payment, the total
                                                                                    return would have been 14.45%.
                                                                                  m Not annualized.
                                                                                  r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Blue Chip Growth                              Capital Appreciation
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    16.51                                         $    9.20
Net investment income (loss)(h)                                           0.09                                              0.01
Net realized and unrealized gain (loss) on investments                    1.22                                              0.24
Total from investment operations                                          1.31                                              0.25
Less distributions
From net investment income                                               (0.02)                                               --
                                                                         (0.02)                                               --
Net asset value, end of period                                      $    17.80                                         $    9.45
Total return(k,l) (%)                                                     7.90(m)                                           2.72(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    1,088                                         $     393
Ratio of net expenses to average net assets (%)                           0.83(r)                                           0.83(r)
Ratio of gross expenses to average net assets(p) (%)                      0.85(r)                                             --
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.58(r)                                           0.15(r)
Portfolio turnover (%)                                                      28(m)                                             57(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  m Not annualized.
l Total returns would have been lower had certain expenses not                    r Annualized.
  been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Core Bond                                       Core Equity
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    12.50                                         $   13.77
Net investment income (loss)(h)                                           0.46                                                --(j)
Net realized and unrealized gain (loss) on investments                   (0.11)                                             0.50
Total from investment operations                                          0.35                                              0.50
Less distributions
From net investment income                                               (0.34)                                               --
                                                                         (0.34)                                               --
Net asset value, end of period                                      $    12.51                                         $   14.27
Total return(k) (%)                                                       2.90(m)                                           3.63(m)
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      197                                         $     584
Ratio of net expenses to average net assets (%)                           0.83(r)                                           0.83(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 4.24(r)                                          (0.01)(r)
Portfolio turnover (%)                                                     436(m)                                             13(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  j Less than $0.01 per share.
m Not annualized.                                                                 m Not annualized.
r Annualized.                                                                     r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Emerging Growth                            Emerging Small Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    16.35                                         $   29.40
Net investment income (loss)(h)                                          (0.03)                                            (0.04)
Net realized and unrealized gain (loss) on investments                    2.02                                             (0.39)
Total from investment operations                                          1.99                                             (0.43)
Net asset value, end of period                                      $    18.34                                         $   28.97
Total return(l) (%)                                                      12.17(m)                                          (1.46)(m)
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $       51                                                --(n)
Ratio of net expenses to average net assets (%)                           0.93r                                             1.08(r)
Ratio of gross expenses to average net assets(p) (%)                        --                                              1.76(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                (0.20)(r)                                         (0.71)(r)
Portfolio turnover (%)                                                     206(m)                                            207(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 6-26-06.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
m Not annualized.                                                                 l Total returns would have been lower had certain
r Annualized.                                                                       expenses not been reduced during the period
                                                                                    shown.
                                                                                  m Not annualized.
                                                                                  n Less than $500,000.
                                                                                  p Does not take into consideration expense
                                                                                    reductions during the period shown.
                                                                                  r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Equity-Income                                 Fundamental Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    16.01                                         $   14.31
Net investment income (loss)(h)                                           0.27                                              0.13
Net realized and unrealized gain (loss) on investments                    1.89                                              1.42
Total from investment operations                                          2.16                                              1.55
Less distributions
From net investment income                                               (0.06)                                            (0.03)
                                                                         (0.06)                                            (0.03)
Net asset value, end of period                                      $    18.11                                         $   15.83
Total return(k,l) (%)                                                    13.54(m)                                          10.87(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      535                                         $     695
Ratio of net expenses to average net assets (%)                           0.84(r)                                           0.81(r)
Ratio of gross expenses to average net assets(p) (%)                      0.85(r)                                             --
Ratio of net investment income (loss) to
   average net assets (%)                                                 1.75(r)                                           1.00(r)
Portfolio turnover (%)                                                      39(m)                                              8(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
l Total returns would have been lowered had certain expenses                      m Not annualized.
  not been reduced during the period shown.                                       r Annualized.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Global Bond                                Global Real Estate
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    14.52                                         $   10.00
Net investment income (loss)(h)                                           0.45                                              0.06
Net realized and unrealized gain (loss) on investments                   (0.09)                                             0.24
Total from investment operations                                          0.36                                              0.30
Less distributions
From net investment income                                               (0.09)                                               --
                                                                         (0.09)                                               --
Net asset value, end of period                                      $    14.79                                         $   10.30
Total return(k) (%)                                                       2.48(m)                                           3.00(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      554                                         $     355
Ratio of net expenses to average net assets (%)                           0.79(r)                                           1.09(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 3.56(r)                                           1.65(r)
Portfolio turnover (%)                                                     248(m)                                             87(m)

a Class NAV shares began operations on 10-15-05.                                 a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.                                h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                 m Not annualized.
m Not annualized.                                                                r Annualized.
r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   High Income                                        High Yield
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    10.00                                         $   10.06
Net investment income (loss)(h)                                           0.23                                              0.66
Net realized and unrealized gain (loss) on investments                   (0.25)                                            (0.03)
Total from investment operations                                         (0.02)                                             0.63
Less distributions
From net investment income                                               (0.11)                                            (0.61)
                                                                         (0.11)                                            (0.61)
Net asset value, end of period                                      $     9.87                                         $   10.08
Total return(k) (%)                                                      (0.14)(m)                                          6.49(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      289                                         $   1,144
Ratio of net expenses to average net assets (%)                           0.77(r)                                           0.71(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 6.73(r)                                           7.36(r)
Portfolio turnover (%)                                                      76(m)                                             83(m)

a Class NAV shares began operations on 4-28-06.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                 k Assumes dividend reinvestment.
m Not annualized.                                                                m Not annualized.
r Annualized.                                                                    r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    International Equity Index                       International Opportunities
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(b)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    15.59                                         $   13.72
Net investment income (loss)(h)                                           0.41                                              0.10
Net realized and unrealized gain (loss) on investments                    3.17                                              3.04
Total from investment operations                                          3.58                                              3.14
Less distributions
From net investment income                                               (0.20)                                            (0.70)
                                                                         (0.20)                                            (0.70)
Net asset value, end of period                                      $    18.97                                         $   16.16
Total return(k,l) (%)                                                    23.16(m)                                          23.51(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      308                                         $     552
Ratio of net expenses to average net assets (%)                           0.58(r)                                           1.02(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 2.78(r)                                           0.73(r)
Portfolio turnover (%)                                                      11(m)                                             99(m)

b Class NAV shares began operations on 10-29-05.                                 a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                 k Assumes dividend reinvestment.
m Not annualized.                                                                l The Adviser/Subadviser voluntarily paid Class
r Annualized.                                                                      NAV $3,937,220 for a potential lost investment
                                                                                   opportunity. Excluding this payment, the total
                                                                                   return would have been 22.62%.
                                                                                 m Not annualized.
                                                                                 r Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                       International Small Cap                       International Small Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    18.45                                         $   10.00
Net investment income (loss)(h)                                           0.25                                              0.04
Net realized and unrealized gain (loss) on investments                    2.29                                             (0.71)
Total from investment operations                                          2.54                                             (0.67)
Less distributions
From net investment income                                               (0.04)                                               --
                                                                         (0.04)                                               --
Net asset value, end of period                                      $    20.95                                         $    9.33
Total return(k) (%)                                                      13.80(m)                                          (6.70)(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      359                                         $     221
Ratio of net expenses to average net assets (%)                           1.13(r)                                           1.14(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 1.43(r)                                           1.37(r)
Portfolio turnover (%)                                                      89(m)                                             57(m)

a Class NAV shares began operations on 10-15-05.                                 a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.                                h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                 m Not annualized.
m Not annualized.                                                                r Annualized.
r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           International Value                           Investment Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   15.16                                         $   11.83
Net investment income (loss)(h)                                           0.47                                              0.46
Net realized and unrealized gain (loss) on investments                    2.30                                             (0.16)
Total from investment operations                                          2.77                                              0.30
Less distributions
From net investment income                                               (0.05)                                            (0.38)
                                                                         (0.05)                                            (0.38)
Net asset value, end of period                                       $   17.88                                         $   11.75
Total return(k,l) (%)                                                    18.35(m)                                           2.68(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     836                                         $      93
Ratio of net expenses to average net assets (%)                           0.94(r)                                           0.79(r)
Ratio of gross expenses to average net assets(p) (%)                      0.96(r)                                             --
Ratio of net investment income (loss) to
   average net assets (%)                                                 3.21(r)                                           4.51(r)
Portfolio turnover (%)                                                      59(m)                                             35(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been               m Not annualized.
  reduced during the period shown.                                                r Annualized.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Large Cap                                   Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   13.26                                         $   20.33
Net investment income (loss)(h)                                           0.12                                              0.17
Net realized and unrealized gain (loss) on investments                    1.31                                              2.56
Total from investment operations                                          1.43                                              2.73
Less distributions
From net investment income                                               (0.02)                                            (0.05)
                                                                         (0.02)                                            (0.05)
Net asset value, end of period                                       $   14.67                                         $   23.01
Total return(k) (%)                                                      10.79(m)                                          13.43(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     192                                         $     234
Ratio of net expenses to average net assets (%)                           0.88(r)                                           0.89(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.95(r)                                           0.89(r)
Portfolio turnover (%)                                                      24(m)                                             54(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
m Not annualized.                                                                 m Not annualized.
r Annualized.                                                                     r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Mid Cap Core                                     Mid Cap Index
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(b)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   15.90                                         $   16.85
Net investment income (loss)(h)                                           0.14                                              0.17
Net realized and unrealized gain (loss) on investments                    1.24                                              1.38
Total from investment operations                                          1.38                                              1.55
Less distributions
From net investment income                                               (0.02)                                            (0.03)
                                                                         (0.02)                                            (0.03)
Net asset value, end of period                                       $   17.26                                         $   18.37
Total return(k,l) (%)                                                     8.68(m)                                           9.20(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     294                                         $     172
Ratio of net expenses to average net assets (%)                           0.93(r)                                           0.56(r)
Ratio of gross expenses to average net assets(p) (%)                        --                                              0.56(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.95(r)                                           1.14(r)
Portfolio turnover (%)                                                     115(m)                                             10(m)

a Class NAV shares began operations on 10-15-05.                                  b Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
m Not annualized.                                                                 l Total returns would have been lower had certain
r Annualized.                                                                       expenses not been reduced during the
                                                                                    period shown.
                                                                                  m Not annualized.
                                                                                  p Does not take into consideration expense
                                                                                    reductions during the period shown.
                                                                                  r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Mid Cap Stock                                     Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   13.87                                         $   17.63
Net investment income (loss)(h)                                          (0.04)                                             0.12
Net realized and unrealized gain (loss) on investments                    2.02                                              1.15
Total from investment operations                                          1.98                                              1.27
Less distributions
From net investment income                                                  --(j)                                          (0.03)
From net realized gain                                                   (0.02)                                            (0.01)
                                                                         (0.02)                                            (0.04)
Net asset value, end of period                                       $   15.83                                         $   18.86
Total return(k,l) (%)                                                    14.27(m)                                           7.18(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     194                                         $      50
Ratio of net expenses to average net assets (%)                           0.91(r)                                           0.92(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                (0.26)(r)                                          0.70(r)
Portfolio turnover (%)                                                     104(m)                                             74(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
j Less than $0.01 per share.                                                      k Assumes dividend reinvestment.
k Assumes dividend reinvestment.                                                  m Not annualized.
l The Adviser/Subadviser voluntarily paid Class NAV $847,342 for a                r Annualized.
  potential lost investment opportunity. Excluding this payment, the total return would have been 13.77%.
m Not annualized.
r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Mid Cap Value Equity                                 Natural Resources
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    10.00                                         $   28.60
Net investment income (loss)(h)                                           0.03                                              0.33
Net realized and unrealized gain (loss) on investments                   (0.38)                                             6.71
Total from investment operations                                         (0.35)                                             7.04
Less distributions
From net investment income                                                  --                                             (0.04)
                                                                                                                           (0.04)

Net asset value, end of period                                       $    9.65                                         $   35.60
Total return(k) (%)                                                      (3.50)(m)                                         24.62(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $      98                                         $     692
Ratio of net expenses to average net assets (%)                           1.02(r)                                           1.07(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.79(r)                                           1.11(r)
Portfolio turnover (%)                                                      24(m)                                             71(m)

a Class NAV shares began operations on 4-28-06.                                   a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
m Not annualized.                                                                 k Assumes dividend reinvestment.
r Annualized.                                                                     m Not annualized.
                                                                                  r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Quantitative Mid Cap                                Quantitative Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   13.71                                         $   14.09
Net investment income (loss)(h)                                           0.03                                              0.24
Net realized and unrealized gain (loss) on investments                    0.59                                              2.29
Total from investment operations                                          0.62                                              2.53
Less distributions
From net investment income                                                  --(j)                                          (0.06)
From net realized gain                                                   (0.01)                                               --(j)
                                                                         (0.01)                                            (0.06)
Net asset value, end of period                                       $   14.32                                         $   16.56
Total return(k) (%)                                                       4.51(m)                                          17.98(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $      50                                         $     362
Ratio of net expenses to average net assets (%)                           0.80(r)                                           0.74(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.20(r)                                           1.73(r)
Portfolio turnover (%)                                                     119(m)                                            127(m)

a Class NAV shares began operations on 10-27-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
j Less than $0.01 per share.                                                      j Less than $0.01 per share.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
m Not annualized.                                                                 m Not annualized.
r Annualized.                                                                     r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Real Estate Equity                                  Real Return Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   10.00                                         $   13.43
Net investment income (loss)(h)                                           0.08                                              0.55
Net realized and unrealized gain (loss) on investments                    0.91                                             (0.26)
Total from investment operations                                          0.99                                              0.29
Less distributions
From net investment income                                                  --                                             (0.40)
From net realized gain                                                      --                                                --(j)
                                                                            --                                             (0.40)
Net asset value, end of period                                       $   10.99                                         $   13.32
Total return (%)(l)                                                       9.90(m)                                           2.32(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     275                                         $     684
Ratio of net expenses to average net assets (%)                           0.90(r)                                           0.75(r)
Ratio of gross expenses to average net assets(p) (%)                      0.92(r)                                             --
Ratio of net investment income (loss) to
   average net assets (%)                                                 2.29(r)                                           4.75(r)
Portfolio turnover (%)                                                      50(m)                                            216(m)

a Class NAV shares began operations on 4-28-06.                                   a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
l Total returns would have been lower had certain expenses not been               j Less than $0.01 per share.
  reduced during period shown.                                                    k Assumes dividend reinvestment.
m Not annualized.                                                                 m Not annualized.
p Does not take into consideration expense reductions during period shown.        r Annualized.
r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Small Cap                                   Small Cap Index
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   13.61                                         $   14.05
Net investment income (loss)(h)                                          (0.03)                                             0.12
Net realized and unrealized gain (loss) on investments                    0.46                                              1.80
Total from investment operations                                          0.43                                              1.92
Less distributions
From net investment income                                                  --                                             (0.02)
                                                                            --                                             (0.02)
Net asset value, end of period                                       $   14.04                                         $   15.95
Total return(k,l) (%)                                                     3.16(m)                                          13.69(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     240                                         $     125
Ratio of net expenses to average net assets (%)                           0.91(r)                                           0.56(r)
Ratio of gross expenses to average net assets(p) (%)                        --                                              0.58(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                (0.27)(r)                                          0.92(r)
Portfolio turnover (%)                                                      53(m)                                             40(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
m Not annualized.                                                                 k Assumes dividend reinvestment.
r Annualized.                                                                     l Total returns would have been lower had certain
                                                                                    expenses not been reduced during the
                                                                                    periods shown.
                                                                                  m Not annualized.
                                                                                  p Does not take into consideration expense
                                                                                    reductions during the period shown.
                                                                                  r Annualized.

--------------------------------------------------------------------------------
John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Small Cap
                                                                 Opportunities                                     Small Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   21.26                                           $ 15.16
Net investment income (loss)(h)                                           0.22                                             (0.04)
Net realized and unrealized gain (loss) on investments                    1.71                                              0.32
Total from investment operations                                          1.93                                              0.28
Less distributions
From net investment income                                               (0.05)                                               --
From net realized gain                                                      --(j)                                             --
                                                                         (0.05)                                               --
Net asset value, end of period                                       $   23.14                                           $ 15.44
Total return(k) (%)                                                       9.09(m)                                           1.85(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     217                                           $    87
Ratio of net expenses to average net assets (%)                           1.05(r)                                           1.29(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 1.05(r)                                          (0.31)(r)
Portfolio turnover (%)                                                      59(m)                                            110(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
j Less than $0.01 per share.                                                      m Not annualized.
k Assumes dividend reinvestment.                                                  r Annualized.
m Not annualized.
r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Small Company Growth                               Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   10.00                                           $ 21.06
Net investment income (loss)(h)                                          (0.08)                                             0.11
Net realized and unrealized gain (loss) on investments                    1.17                                              2.51
Total from investment operations                                          1.09                                              2.62
Less distributions
From net investment income                                                  --                                             (0.05)
                                                                            --                                             (0.05)
Net asset value, end of period                                       $   11.09                                           $ 23.63
Total return(k,l) (%)                                                    10.90(m)                                          12.44(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $      74                                           $   239
Ratio of net expenses to average net assets (%)                           1.16(r)                                           1.05(r)
Ratio of gross expenses to average net assetsp (%)                          --                                              1.07(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                (0.83)(r)                                          0.53(r)
Portfolio turnover (%)                                                      49(m)                                             12(m)

a Class NAV shares began operations on 10-29-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
m Not annualized.                                                                 k Assumes dividend reinvestment.
r Annualized.                                                                     l Total returns would have been lower had certain
                                                                                    expenses not been reduced during the
                                                                                    period shown.
                                                                                  m Not annualized.
                                                                                  p Does not take into consideration expense
                                                                                    reductions during the period shown.
                                                                                  r Annualized.

--------------------------------------------------------------------------------
John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Special Value                                   Spectrum Income
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   18.66                                           $ 10.00
Net investment income (loss)(h)                                           0.08                                              0.35
Net realized and unrealized gain (loss) on investments                    1.80                                              0.19
Total from investment operations                                          1.88                                              0.54
Less distributions
From net investment income                                               (0.02)                                            (0.27)
                                                                         (0.02)                                            (0.27)
Net asset value, end of period                                       $   20.52                                           $ 10.27
Total return(k,l) (%)                                                    10.06(m)                                           5.47(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     124                                           $   764
Ratio of net expenses to average net assets (%)                           1.07(r)                                           0.93(r)
Ratio of gross expenses to average net assets(p) (%)                        --                                              0.94r
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.44(r)                                           4.15(r)
Portfolio turnover (%)                                                      26(m)                                            123(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
m Not annualized.                                                                 l Total returns would have been lower had certain
r Annualized.                                                                       expenses not been reduced during the periods
                                                                                    shown.
                                                                                  m Not annualized.
                                                                                  p Does not take into consideration expense
                                                                                    reductions during the period shown.
                                                                                  r Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                Strategic Bond                                  Strategic Income
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   11.83                                           $ 10.00
Net investment income (loss)(h)                                           0.51                                              0.14
Net realized and unrealized gain (loss) on investments                   (0.04)                                            (0.01)
Total from investment operations                                          0.47                                              0.13
Less distributions
From net investment income                                               (0.53)                                            (0.07)
From net realized gain                                                      --(j)                                             --
                                                                         (0.53)                                            (0.07)
Net asset value, end of period                                       $   11.77                                           $ 10.06
Total return(k) (%)                                                       4.22(m)                                           1.37(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     270                                           $   281
Ratio of net expenses to average net assets (%)                           0.77(r)                                           0.86(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 4.88(r)                                           4.18(r)
Portfolio turnover (%)                                                     192(m)                                             65(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
j Less than $0.01 per share.                                                      k Assumes dividend reinvestment.
k Assumes dividend reinvestment.                                                  m Not annualized.
m Not annualized.                                                                 r Annualized.
r Annualized.

--------------------------------------------------------------------------------
John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Strategic Value                                      Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   10.25                                           $ 13.67
Net investment income (loss)(h)                                           0.10                                              0.47
Net realized and unrealized gain (loss) on investments                    0.57                                             (0.05)
Total from investment operations                                          0.67                                              0.42
Less distributions
From net investment income                                               (0.02)                                            (0.34)
                                                                         (0.02)                                            (0.34)
Net asset value, end of period                                       $   10.90                                           $ 13.75
Total return(k) (%)                                                       6.52(m)                                           3.18(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     139                                           $ 1,041
Ratio of net expenses to average net assets (%)                           0.92(r)                                           0.77(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 1.10(r)                                           3.95(r)
Portfolio turnover (%)                                                      42(m)                                            398(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
m Not annualized.                                                                 m Not annualized.
r Annualized.                                                                     r Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   U.S. Global                                   U.S. Government
                                                                Leaders Growth                                        Securities
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   12.80                                           $ 13.51
Net investment income (loss)(h)                                           0.06                                              0.44
Net realized and unrealized gain (loss) on investments                   (0.17)                                            (0.06)
Total from investment operations                                         (0.11)                                            0.38
Less distributions
From net investment income                                               (0.01)                                            (0.33)
From net realized gain                                                      --                                                --(j)
                                                                         (0.01)                                            (0.33)
Net asset value, end of period                                       $   12.68                                           $ 13.56
Total return(k) (%)                                                      (0.88)(m)                                          2.91(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     452                                           $   161
Ratio of net expenses to average net assets (%)                           0.74(r)                                           0.73(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 0.52(r)                                           3.75(r)
Portfolio turnover (%)                                                      17(m)                                            100(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  j Less than $0.01 per share.
m Not annualized.                                                                 k Assumes dividend reinvestment.
r Annualized.                                                                     m Not annualized.
                                                                                  r Annualized.

--------------------------------------------------------------------------------
John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. High Yield Bond                                 U.S. Multi Sector
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   12.74                                           $ 10.00
Net investment income (loss)(h)                                           0.80                                              0.09
Net realized and unrealized gain (loss) on investments                    0.02                                              0.33
Total from investment operations                                          0.82                                              0.42
Less distributions
From net investment income                                               (0.51)                                            (0.01)
                                                                         (0.51)                                            (0.01)
Net asset value, end of period                                       $   13.05                                           $ 10.41
Total return(k) (%)                                                       6.58(m)                                           4.25(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     288                                           $ 1,227
Ratio of net expenses to average net assets (%)                           0.82(r)                                           0.82(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 7.06(r)                                           1.01(r)
Portfolio turnover (%)                                                     108(m)                                            116(m)

a Class NAV shares began operations on 10-15-05.                                  a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  k Assumes dividend reinvestment.
m Not annualized.                                                                 m Not annualized.
r Annualized.                                                                     r Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Value & Restructuring                                             Vista
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class NAV                                         Class NAV
Period ended                                                           8-31-06(a)                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   10.00                                           $ 10.00
Net investment income (loss)(h)                                           0.12                                             (0.01)
Net realized and unrealized gain (loss) on investments                    0.99                                              0.71
Total from investment operations                                          1.11                                              0.70
Less distributions
From net investment income                                               (0.03)                                               --
                                                                         (0.03)                                               --
Net asset value, end of period                                       $   11.08                                           $ 10.70
Total return(k) (%)                                                      11.07(m)                                           7.00(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in millions)                              $     296                                           $   123
Ratio of net expenses to average net assets (%)                           0.92(r)                                           1.04(r)
Ratio of net investment income (loss) to
   average net assets (%)                                                 1.33(r)                                          (0.15)(r)
Portfolio turnover (%)                                                      17(m)                                            205(m)

a Class NAV shares began operations on 10-29-05.                                  a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.                                 h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                  m Not annualized.
m Not annualized.                                                                 r Annualized.
r Annualized.

                              FOR MORE INFORMATION

 The following document is available that offers further information on JHF II:

                    Statement of Additional Information (SAI)

Annual/Semi Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Funds. The Fund's SAI includes a summary of the Fund's policy regarding disclosure of portfolio holdings. The current annual report, when available, is included in the SAI. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

                         By mail: John Hancock Funds II
                              601 Congress Street
                                Boston, MA 02210

                            By phone: 1-800-344-1029

                        On the Internet: www.jhfunds.com

 Or You May View or Obtain These Documents and Other Information About the Fund
                                 from the SEC:

                        By mail: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

        In person: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-551-8090

                    By electronic request: publicinfo@sec.gov
                           (duplicating fee required)

                          On the Internet: www.sec.gov

                           1940 Act File No. 811-21779

                          [JOHN HANCOCK FUNDS II LOGO]

                              JOHN HANCOCK FUNDS II

                                 CLASS 1 SHARES

Index 500 Fund
Active Bond Fund
All Cap Core Fund
All Cap Growth Fund
All Cap Value Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Classic Value Fund
Core Bond Fund
Core Equity Fund
Dynamic Growth Fund
Emerging Growth Fund
Emerging Small Company Fund
Equity-Income Fund
Financial Services Fund
Fundamental Value Fund
Global Allocation Fund
Global Bond Fund
Global Fund
Global Real Estate Fund
Growth Fund
Growth & Income Fund
Growth Opportunities Fund
Health Sciences Fund
High Income Fund
High Yield Fund
International Equity Index Fund
International Growth Fund
International Opportunities Fund
International Small Cap Fund
International Small Company Fund
International Value Fund
Intrinsic Value Fund
Investment Quality Bond Fund
Large Cap Fund
Large Cap Value Fund
Managed Fund
Mid Cap Index Fund
Mid Cap Stock Fund
Mid Cap Value Equity Fund
Mid Cap Value Fund
Money Market Fund
Natural Resources Fund
Pacific Rim Fund
Quantitative All Cap Fund
Quantitative Mid Cap Fund
Quantitative Value Fund
Real Estate Equity Fund
Real Estate Securities Fund
Real Return Bond Fund
Science & Technology Fund
Short-Term Bond Fund
Small Cap Fund
Small Cap Growth Fund
Small Cap Index Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Fund
Small Company Growth Fund
Small Company Value Fund
Special Value Fund
Spectrum Income Fund
Strategic Bond Fund
Strategic Income Fund
Total Bond Market Fund
Total Return Fund
Total Stock Market Index Fund
U.S. Global Leaders Growth Fund
U.S. Government Securities Fund
U.S. High Yield Bond Fund
U.S. Multi-Sector Fund
Utilities Fund
Value Fund
Value & Restructuring Fund
Value Opportunities Fund
Vista Fund

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such information or representation is given, it should not be relied upon as having been authorized by John Hancock Funds II ("JHF II"), the adviser or any subadvisers to JHF II or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHF II in any state where such offer or sale would be prohibited.

                       Prospectus dated December 31, 2006

                                    CONTENTS

OVERVIEW ..................................................................    1
JOHN HANCOCK FUNDS II .....................................................    1
SMALL CAP FUNDS ...........................................................    8
   EMERGING GROWTH FUND ...................................................    8
   EMERGING SMALL COMPANY FUND ............................................    9
   SMALL CAP GROWTH FUND ..................................................   11
   SMALL CAP OPPORTUNITIES FUND ...........................................   13
   SMALL CAP FUND .........................................................   15
   SMALL CAP VALUE FUND ...................................................   17
   SMALL COMPANY FUND .....................................................   19
   SMALL COMPANY GROWTH FUND ..............................................   21
   SMALL COMPANY VALUE FUND ...............................................   22
   SPECIAL VALUE FUND .....................................................   24
   VALUE OPPORTUNITIES FUND ...............................................   26
MID CAP FUNDS .............................................................   27
   DYNAMIC GROWTH FUND ....................................................   27
   GROWTH OPPORTUNITIES FUND ..............................................   28
   MID CAP STOCK FUND .....................................................   29
   MID CAP VALUE EQUITY FUND ..............................................   30
   MID CAP VALUE FUND .....................................................   31
   QUANTITATIVE MID CAP FUND ..............................................   33
   VALUE FUND .............................................................   34
   VISTA FUND .............................................................   35
LARGE CAP FUNDS ...........................................................   37
   ALL CAP CORE FUND ......................................................   37
   ALL CAP GROWTH FUND ....................................................   39
   ALL CAP VALUE FUND .....................................................   40
   BLUE CHIP GROWTH FUND ..................................................   42
   CAPITAL APPRECIATION FUND ..............................................   44
   CLASSIC VALUE FUND .....................................................   46
   CORE EQUITY FUND .......................................................   48
   EQUITY-INCOME FUND .....................................................   49
   FUNDAMENTAL VALUE FUND .................................................   51
   GROWTH & INCOME FUND ...................................................   52
   GROWTH FUND ............................................................   53
   INTRINSIC VALUE FUND ...................................................   54
   LARGE CAP FUND .........................................................   55
   LARGE CAP VALUE FUND ...................................................   56
   QUANTITATIVE ALL CAP FUND ..............................................   58
   QUANTITATIVE VALUE FUND ................................................   59
   U.S. GLOBAL LEADERS GROWTH FUND ........................................   60
   U.S. MULTI SECTOR FUND .................................................   61
   VALUE & RESTRUCTURING FUND .............................................   62
INTERNATIONAL FUNDS .......................................................   63
   GLOBAL FUND ............................................................   63
   INTERNATIONAL GROWTH FUND ..............................................   65
   INTERNATIONAL OPPORTUNITIES FUND .......................................   67
   INTERNATIONAL SMALL CAP FUND ...........................................   69
   INTERNATIONAL SMALL COMPANY FUND .......................................   70
   INTERNATIONAL VALUE FUND ...............................................   72
   PACIFIC RIM FUND .......................................................   73
FIXED-INCOME FUNDS ........................................................   75
   ACTIVE BOND FUND .......................................................   75

   CORE BOND FUND ........................................................    77
   GLOBAL BOND FUND ......................................................    78
   HIGH INCOME FUND ......................................................    80
   HIGH YIELD FUND .......................................................    81
   INVESTMENT QUALITY BOND FUND ..........................................    83
   MONEY MARKET FUND .....................................................    85
   REAL RETURN BOND FUND .................................................    87
   SHORT-TERM BOND FUND ..................................................    89
   SPECTRUM INCOME FUND ..................................................    91
   STRATEGIC BOND FUND ...................................................    93
   STRATEGIC INCOME FUND .................................................    96
   TOTAL RETURN FUND .....................................................    98
   U.S. GOVERNMENT SECURITIES FUND .......................................   100
   U.S. HIGH YIELD BOND FUND .............................................   102
HYBRID FUNDS .............................................................   104
   GLOBAL ALLOCATION FUND ................................................   104
   MANAGED FUND ..........................................................   106
SPECIALTY FUNDS ..........................................................   108
   FINANCIAL SERVICES FUND ...............................................   108
   GLOBAL REAL ESTATE FUND ...............................................   110
   HEALTH SCIENCES FUND ..................................................   112
   NATURAL RESOURCES FUND ................................................   114
   REAL ESTATE EQUITY FUND ...............................................   116
   REAL ESTATE SECURITIES FUND ...........................................   118
   SCIENCE & TECHNOLOGY FUND .............................................   120
   UTILITIES FUND ........................................................   122
INDEX FUNDS ..............................................................   125
   INDEX 500 FUND ........................................................   125
   TOTAL BOND MARKET FUND ................................................   126
   INTERNATIONAL EQUITY INDEX FUND .......................................   127
   MID CAP INDEX FUND ....................................................   128
   SMALL CAP INDEX FUND ..................................................   129
   TOTAL STOCK MARKET INDEX FUND .........................................   130
ADDITIONAL INFORMATION ABOUT .............................................   131
THE FUNDS' RISKS AND INVESTMENT POLICIES .................................   131
   RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES .....................   131
   ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES ...........   138
   Hedging and Other Strategic Transactions ..............................   138
YOUR ACCOUNT .............................................................   142
   Class 1 Shares ........................................................   142
   Dividends and Account Policies ........................................   145
FUND DETAILS .............................................................   146
   Business Structure ....................................................   146
   Subadviser Information and Management Biographies .....................   147
APPENDIX A ...............................................................   165
SCHEDULE OF MANAGEMENT FEES ..............................................   165
FINANCIAL HIGHLIGHTS .....................................................   173
FOR MORE INFORMATION .....................................................   174

                                    OVERVIEW

                              JOHN HANCOCK FUNDS II

John Hancock Funds II ("JHF II") is a series trust which is comprised of separate investment funds, (each a "Fund", and collectively the "Funds"). The Funds of JHF II offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, the Funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class 1 shares of the Funds listed above. Class 1 shares are sold only to certain insurance company separate accounts.

The Funds listed below have commenced operations for Class 1 shares.

Active Bond Fund
All Cap Growth Fund
All Cap Value Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Core Bond Fund
Core Equity Fund
Emerging Growth Fund
Emerging Small Company Fund
Equity - Income Fund
Fundamental Value Fund
Global Bond Fund
High Yield Fund
International Opportunities Fund
International Value Fund
Int'l Small Cap Fund
Investment Quality Bond Fund
Large Cap Fund
Large Cap Value Fund
Mid Cap Stock Fund
Mid Cap Value Fund
Natural Resources Fund
Quantitative Mid Cap Fund
Quantitative Value Fund
Real Estate Securities Fund
Real Return Bond Fund
Small Cap Fund
Small Cap Opportunities Fund
Small Company Fund
Small Company Value Fund
Special Value Fund
Strategic Bond Fund
Total Return Fund
US Global Leaders Growth Fund
US Government Securities Fund
US High Yield Bond Fund

Investment Management

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II, the Funds and Portfolios. The Adviser administers the business and affairs of JHF II and retains and compensates the investment subadvisers which manage the assets of the Funds and Portfolios. The subadvisers formulate a continuous investment program for the Funds and Portfolios, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

Fund Information:

1. Fees and Expenses for Each Fund

JHF II may issue the Class 1 Shares. The table below describes the fees and expenses for Class 1 Shares of each Fund offered through this Prospectus.

Fund Annual Expenses
(as a percentage of Fund average net assets for the fiscal year ended August 31,
2006)

                                                                                Total Fund
                                         Management  12B-1        Other         Annual
Class 1 Shares                           Fees        Expenses     Expenses(4)   Expense
-------------------------------------------------------------------------------------------
Funds:
Index 500 Fund(5)                           0.46%      0.05%         0.04%        0.55%
Active Bond Fund                            0.60%      0.05%         0.10%        0.75%
All Cap Core Fund(5)                        0.78%      0.05%         0.04%        0.87%
All Cap Growth Fund(2)                      0.85%      0.05%         0.09%        0.99%
All Cap Value Fund                          0.83%      0.05%         0.06%        0.94%
Blue Chip Growth Fund(1)                    0.81%      0.05%         0.04%        0.90%
Capital Appreciation Fund(2)                0.74%      0.05%         0.05%        0.84%
Classic Value Fund(5)                       0.80%      0.05%         0.10%        0.95%
Core Bond Fund(2)                           0.66%      0.05%         0.16%        0.87%
Core Equity Fund                            0.79%      0.05%         0.04%        0.88%
Dynamic Growth Fund(2,5)                    0.95%      0.05%         0.10%        1.10%
Emerging Growth Fund                        0.80%      0.05%         0.13%        0.98%
Emerging Small Company Fund(2,7)            0.97%      0.05%         0.06%        1.08%
Equity-Income Fund(1)                       0.81%      0.05%         0.04%        0.90%
Financial Services Fund(5)                  0.82%      0.05%         0.10%        0.97%
Fundamental Value Fund                      0.77%      0.05%         0.04%        0.86%
Global Allocation Fund(5)                   0.85%      0.05%         0.15%        1.05%
Global Bond Fund                            0.70%      0.05%         0.09%        0.84%
Global Fund(5)                              0.85%      0.05%         0.15%        1.05%
Global Real Estate Fund(5)                  0.94%      0.05%         0.12%        1.11%
Growth & Income Fund(5)                     0.67%      0.05%         0.10%        0.82%
Growth Fund(5)                              0.80%      0.05%         0.10%        0.95%
Growth Opportunities Fund(5)                0.80%      0.05%         0.10%        0.95%
Health Sciences Fund(1,5)                   1.05%      0.05%         0.10%        1.20%
High Income Fund(5)                         0.68%      0.05%         0.06%        0.79%
High Yield Fund                             0.66%      0.05%         0.05%        0.76%
International Equity Index Fund             0.53%      0.05%         0.05%        0.63%
International Growth Fund(5)                0.90%      0.05%         0.20%        1.15%
International Opportunities Fund(2)         0.88%      0.05%         0.12%        1.05%
International Small Cap Fund                0.92%      0.05%         0.21%        1.18%
International Small Company Fund(5)         0.99%      0.05%         0.15%        1.19%
International Value Fund(3)                 0.82%      0.05%         0.14%        1.01%
Intrinsic Value Fund(5)                     0.78%      0.05%         0.10%        0.93%
Investment Quality Bond Fund                0.60%      0.05%         0.19%        0.84%
Large Cap Fund(2)                           0.76%      0.05%         0.06%        0.87%
Large Cap Value Fund(2)                     0.82%      0.05%         0.06%        0.93%
Managed Fund(5)                             0.69%      0.05%         0.10%        0.84%
Mid Cap Index Fund                          0.48%      0.05%         0.08%        0.61%
Mid Cap Stock Fund                          0.84%      0.05%         0.07%        0.96%
Mid Cap Value Equity Fund(5)                0.88%      0.05%         0.09%        1.02%
Mid Cap Value Fund                          0.85%      0.05%         0.07%        0.97%
Money Market Fund(5)                        0.48%      0.05%         0.10%        0.63%
Natural Resources Fund                      1.00%      0.05%         0.07%        1.12%
Pacific Rim Fund(5)                         0.80%      0.05%         0.20%        1.05%
Quantitative All Cap Fund(5,8)              0.71%      0.05%         0.68%        1.44%
Quantitative Mid Cap Fund                   0.74%      0.05%         0.06%        0.85%
Quantitative Value Fund                     0.69%      0.05%         0.05%        0.79%
Real Estate Equity Fund(5)                  0.85%      0.05%         0.04%        0.94%
Real Estate Securities Fund                 0.70%      0.05%         0.07%        0.82%
Real Return Bond Fund                       0.70%      0.05%         0.05%        0.80%
Science & Technology Fund(1,5)              1.05%      0.05%         0.10%        1.20%
Short-Term Bond Fund(5)                     0.59%      0.05%         0.10%        0.74%
Small Cap Fund                              0.85%      0.05%         0.06%        0.96%

Small Cap Growth Fund(5)                    1.07%      0.05%         0.10%       1.22%
Small Cap Index Fund(9)                     0.48%      0.05%         0.08%       0.61%
Small Cap Opportunities Fund                0.99%      0.05%         0.06%       1.10%
Small Cap Value Fund(5)                     1.07%      0.05%         0.10%       1.22%
Small Company Fund                          1.04%      0.05%         0.25%       1.34%
Small Company Growth Fund                   1.01%      0.05%         0.15%       1.21%
Small Company Value Fund(1)                 1.02%      0.05%         0.05%       1.12%
Special Value Fund(2)                       0.95%      0.05%         0.09%       1.09%
Spectrum Income Fund(1)                     0.75%      0.05%         0.19%       0.99%
Strategic Bond Fund(2)                      0.68%      0.05%         0.09%       0.82%
Strategic Income Fund(5)                    0.70%      0.05%         0.10%       0.85%
Total Bond Market Fund(5,6)                 0.49%      0.05%         0.08%       0.62%
Total Return Fund                           0.70%      0.05%         0.07%       0.82%
Total Stock Market Index Fund(5)            0.49%      0.05%         0.10%       0.64%
U.S. Global Leaders Growth Fund             0.70%      0.05%         0.04%       0.79%
U.S. Government Securities Fund(2)          0.61%      0.05%         0.11%       0.77%
U.S. High Yield Bond Fund                   0.73%      0.05%         0.09%       0.87%
U.S. Multi Sector Fund                      0.77%      0.05%         0.05%       0.87%
Utilities Fund(2,5)                         0.85%      0.05%         0.10%       1.00%
Value & Restructuring Fund(2)               0.84%      0.05%         0.08%       0.97%
Value Fund(5)                               0.74%      0.05%         0.24%       1.03%
Value Opportunities Fund                    0.80%      0.05%         0.10%       0.95%
Vista Fund(2)                               0.89%      0.05%         0.13%       1.07%

(1) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee this waiver is based on the combined average daily net assets of the following funds that are managed by T. Rowe Price: for JHF II the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Mid Cap Value Fund, Mid Value Trust, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund, Real Estate Equity Fund; for John Hancock Trust the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust (collectively, the "T. Rowe Portfolios"). Only that portion of the net assets of the Science & Technology Fund and the Science & Technology Trust that are managed by T. Rowe Price are included for purposes of determining the combined average daily net assets of the T. Rowe Portfolios. This waiver may be terminated at any time.

(2) The Advisory fees were changed during the previous fiscal year. Rates shown reflect these new advisory fees.

(3) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for the Fund does not exceed 0.45% of the Fund's average net assets. If such reimbursement were reflected in the table, "Management fee" and "Total Fund operating expenses" would be, respectively, 0.85% and 1.04%. This reimbursement shall continue in effect until terminated by the Adviser on notice to JHF II.

(4) Except for the Funds noted in footnote 6, 7, 8 and 9, the Adviser has voluntarily agreed to reduce its advisory fee or make a payment to reimburse each Fund, in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceeds the expense limits set forth as a percentage of average net assets. These expense limits shall be as follows:
0.05% for the Index 500 Fund and the International Equity Index Fund; 0.075% for the Mid Cap Index Fund and Total Stock Market Index Fund; 0.35% for the Global Fund, Global Bond Fund, Global Real Estate Fund, International Opportunities Fund, International Small Cap Fund, International Small Company Fund, International Value Fund, Overseas Equity Fund, and Pacific Rim Fund; 0.25% for all other Funds except those noted above. This expense reimbursement shall continue in effect until terminated by the Adviser on notice to JHF II.

(5) For Funds that have not started operations or have operations of less than six months as of August 31, 2006, expenses are based on estimates which reflect what actual expenses are expected to be incurred over the next year.

(6) For the Total Bond Market Fund, the Adviser has contractually agreed to limit certain Other Expenses so that certain other Fund level expenses do not exceed 0.075%. If the Advisor did not limit expenses, Other Expenses would be 0.12% and Net Fund Operating Expenses would be 0.66%. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

(7) For the Emerging Small Company Fund, the Adviser has contractually agreed to limit certain Other Expenses so that certain other Fund level expenses do not exceed 0.06%. If the Advisor did not limit expenses, Other Expenses would be 0.23% and Net Fund Operating Expenses would be 1.25%. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

(8) The Adviser has contractually agreed to reduce its advisory fee or make a payment to reimburse the Quantitative All Cap Fund in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceeds the 0.80% of the average net assets. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

(9) For the Small Cap Index Fund, the Adviser has contractually agreed to limit certain Other Expenses so that certain other Fund level expenses do not exceed 0.075%. If the Advisor did not limit expenses, Other Expenses would be 0.10% and Net Fund Operating Expenses would be 0.63%. This reimbursement shall continue in effect until December 31, 2007 and then after until terminated by the Adviser on notice to JHF II.

Example of Expenses for Each Fund

The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

Class 1 Shares                              1 Year   3 Years  5 Years   10 Years
--------------------------------------------------------------------------------
Funds:
Index 500 Fund                                56       176      307        689
Active Bond Fund                              77       240      417        930
All Cap Core Fund                             89       278      482       1073
All Cap Growth Fund                          101       315      547       1212
All Cap Value Fund                            96       300      520       1155
Blue Chip Growth Fund                         92       287      498       1108
Capital Appreciation Fund                     85       267      464       1034
Classic Value Fund                            97       303      525       1166
Core Bond Fund                                89       278      483       1074
Core Equity Fund                              90       281      488       1084
Dynamic Growth Fund                          112       350      606       1340
Emerging Growth Fund                         100       312      542       1201
Emerging Small Company Fund                  110       379      669       1494
Equity-Income Fund                            92       287      498       1108
Financial Services Fund                       99       309      536       1190

Fundamental Value Fund                        88       274      477       1061
Global Allocation Fund                       107       334      579       1283
Global Bond Fund                              86       268      466       1037
Global Fund                                  107       334      579       1283
Global Real Estate Fund                      113       353      612       1352
Growth & Income Fund                          84       262      455       1014
Growth Fund                                   97       303      525       1166
Growth Opportunities Fund                     97       303      525       1166
Health Sciences Fund                         122       381      660       1455
High Income Fund                              81       252      439        978
High Yield Fund                               78       243      422        942
International Equity Index Fund               64       202      351        786
International Growth Fund                    117       365      633       1398
International Opportunities Fund             107       334      579       1281
International Small Cap Fund                 120       375      649       1432
International Small Company Fund             121       378      654       1443
International Value Fund                     103       322      558       1236
Intrinsic Value Fund                          95       296      515       1143
Investment Quality Bond Fund                  86       268      466       1037
Large Cap Fund                                89       278      484       1076
Large Cap Value Fund                          95       295      513       1139
Managed Fund                                  86       268      466       1037
Mid Cap Index Fund                            62       195      340        762
Mid Cap Stock Fund                            98       306      531       1178
Mid Cap Value Equity Fund                    104       325      563       1248
Mid Cap Value Fund                            99       309      536       1190
Money Market Fund                             64       202      351        786
Natural Resources Fund                       114       356      617       1363
Pacific Rim Fund                             107       334      579       1283
Quantitative All Cap Fund                    147       456      787       1724
Quantitative Mid Cap Fund                     87       271      471       1049
Quantitative Value Fund                       81       252      439        978
Real Estate Equity Fund                       96       300      520       1155
Real Estate Securities Fund                   84       262      455       1014
Real Return Bond Fund                         82       255      444        990
Science & Technology Fund                    122       381      660       1455
Short-Term Bond Fund                          76       237      411        918
Small Cap Fund                                98       306      531       1178
Small Cap Growth Fund                        124       387      670       1477
Small Cap Index Fund                          62       200      349        784
Small Cap Opportunities Fund                 112       350      606       1340
Small Cap Value Fund                         124       387      670       1477
Small Company Fund                           136       425      734       1613
Small Company Growth Fund                    123       384      665       1466
Small Company Value Fund                     114       356      617       1363
Special Value Fund                           111       345      599       1324
Spectrum Income Fund                         101       315      547       1213
Strategic Bond Fund                           84       262      455       1013
Strategic Income Fund                         87       271      471       1049
Total Bond Market Fund                        63       207      364        818
Total Return Fund                             84       262      455       1014
Total Stock Market Index Fund                 65       205      357        798
U.S. Global Leaders Growth Fund               81       252      439        978

U.S. Government Securities Fund              78        245      426        951
U.S. High Yield Bond Fund                    89        278      482       1073
U.S. Multi Sector Fund                       89        278      482       1073
Utilities Fund                              102        318      552       1225
Value & Restructuring Fund                   99        309      536       1190
Value Fund                                  105        328      569       1259
Value Opportunities Fund                     97        303      525       1166
Vista Fund                                  109        341      591       1308

2. Investment Objectives and Strategies

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Risks and Investment Policies".

Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by the JHF II assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix A of the SAI.

3. Principal Risks of Investing in the Funds

Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities, as well as the definition of a non-diversified Fund and the risks associated with such a Fund, are more fully described below under "Additional Information About the Funds' Risks and Investment Policies".

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivative Risk

   -Equity Securities Risk

   -Exchange Traded Funds ("ETFs") Risk

   -Fixed Income Securities Risk

   -Foreign Securities Risk

   -High Portfolio Turnover Risk

   -Index Management Risk

   -Industry or Sector Investing Risk

   -Initial Public Offerings ("IPOs") Risk

   -Investment Company Securities Risk

   -Issuer Risk

   -Liquidity Risk

   -Mortgage-Backed and Asset-Backed Securities Risk

   -Non-Diversified Fund Risk

   -Real Estate Securities Risk

   -Short Sale Risk

   -Small and Medium Size Companies Risk

   -Stripped Securities Risk

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4. Past Performance

These sections under each Fund would normally show how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Funds have less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

5. Portfolio Managers

See "Subadviser Information and Management Biographies" for information relating to the Funds' portfolio managers.

                                 SMALL CAP FUNDS

EMERGING GROWTH FUND

Subadviser: MFC Global Investment Management (U.S.), LLC

Investment Objective:    To seek superior long-term rates of return through
                         capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by investing, primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

The Fund will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

The subadviser focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The manager then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the Fund.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The Fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objective of the Fund and as permitted by applicable securities legislation: S&P Depository Receipts, Russell 2000 Growth I shares (or similar types of ETFs), stock index futures contracts and options of stock index futures contracts. Such use would include the hedging of significant cash flows into or out of the Fund.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its net asset value ("NAV") and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -Fixed Income Securities Risk

   -Foreign Securities Risk

   -High Portfolio Turnover Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JIEGX
                     CUSIP                47803V838
                     SEC number           811-21779

EMERGING SMALL COMPANY FUND

Subadviser: RCM Capital Management LLC

Investment Objective:    To seek long term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S.
                         companies with smaller capitalizations (which the subadviser defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index) not less than $105 million and not more than $2.375 billion as of August 31, 2006. The capitalization criteria applies at the time of investment. The Fund may also invest up to 15% of its assets in foreign securities including emerging markets. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

The subadviser seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

In addition to traditional research activities, the portfolio managers use Grassroots (sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The subadviser sells securities they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -Foreign Securities Risk

   -High Portfolio Turnover Risk

   -Industry or Sector Investing Risk

   -IPOs Risk

   -Issuer Risk

   -Liquidity Risk

   -Small and Medium Size Companies Risk

The Fund may engage in short-term trading of portfolio securities. A high portfolio turnover rate (100% or more) could produce additional trading costs, which would detract from the Fund's performance.

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes
CLASS 1              Ticker                   JIEOX
                     CUSIP                47803V812
                     SEC number           811-21779

SMALL CAP GROWTH FUND

Subadviser: Wellington Management Company, LLP

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the subadviser will
                         invest, under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small cap companies" are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index
                         ($0.09 billion to $2.9 billion as of October 31, 2006) or the S&P Small Cap 600 Index ($43 million to $3.74 as of October 31, 2006). The Fund invests in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Market capitalizations of companies in the indices change over time; however, the portfolio will not sell a security just because a company has grown or fallen to a market capitalization outside the range of the indices.

The subadviser selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The subadviser looks for companies based on a combination of criteria including one or more of the following:

-Improving market shares and positive financial trends;

-Superior management with significant equity ownership; and

-Attractive valuations relative to earnings growth outlook.

The Fund is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The Fund's sector exposures are broadly diversified, but are primarily a result of stock selection and therefore may vary significantly from the benchmark. The Fund may invest up to 20% of its total assets in foreign securities (with no more than 5% in emerging market securities).

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The Fund may invest in IPOs. The Fund may also purchase each of the following types of securities, but not as a principal investment strategy: U.S. dollar denominated foreign securities, certain ETFs, and certain derivatives (investments whose value is based on an index or other securities).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk (including Growth Investing Risk)

   -Foreign Securities Risk

   -High Portfolio Turnover Risk

   -IPOs Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

SMALL CAP OPPORTUNITIES FUND

Subadviser: Munder Capital Management

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks this
                         objective by investing at least 80% of its net assets
                         (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index ($105 million to $2.375 billion as of August 31, 2006).

The Fund attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of domestic and foreign companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the subadviser considers these factors, among others, in choosing companies:

-A stable or improving earnings records;

-Sound finances;

-Above-average growth prospectus or profitability;

-Participation in a fast growing industry;

-Strategic niche position in a specialized market; and

-Adequate capitalization.

The Fund may, but is not required to, use any or all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". The Fund may write covered call options during especially volatile markets. Even though a Fund will receive the option premium to help protect it against loss, a call option sold by the Fund will expose the Fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

The Fund may use ETFs to manage cash and may invest in other investment companies. The Fund may invest in equity securities of larger capitalization companies in addition to small-capitalization companies. The Fund may invest in real estate investment trusts (REITs).

The Fund's investments in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The Fund's investments in foreign securities also include indirect investments, such as depositary receipts.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -ETFs Risk

   -Foreign Securities Risk

   -High Portfolio Turnover Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

The Fund may engage in short-term trading of portfolio securities. A high portfolio turnover rate (100% or more) could produce additional trading costs, which would detract from the Fund's performance.

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes
CLASS 1              Ticker                   JISOX
                     CUSIP                47803X875
                     SEC number           811-21779

SMALL CAP FUND

Subadviser: Independence Investments LLC

Investment Objective:    To seek maximum capital appreciation consistent with
                         reasonable risk to principal.

Investment Strategies:   Under normal market conditions, the Fund invests, at
                         least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-cap companies whose market capitalization does not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000
                         Index ($105 million to $2.375 billion as of August 31, 2006), and (c) the market capitalization of the companies in the S&P Small Cap 600 Index ($43 million to $3.70 billion as of August 31, 2006).

The subadviser selects securities for the Fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with identifiable catalysts for change. Examples of some of the catalysts the subadviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

The subadviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The subadviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

The Fund may sell a stock, for example, if it reaches the target price set by the subadviser; the subadviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the subadviser decides the earnings expectations or fundamental outlook for the company have deteriorated.

The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: U.S. dollar denominated foreign securities and ADRs, certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

As timing the market is not an important part of the subadviser's investment strategy, cash reserves will normally represent a small portion of the Fund's total assets (under 20%).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-ETFs Risk

-IPOs Risk

-Issuer Risk

-Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JISPX
                     CUSIP                47803X800

                     SEC number           811-21779

SMALL CAP VALUE FUND

Subadviser: Wellington Management Company LLP

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the subadviser will
                         invest at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

For the purposes of the Fund, "small cap companies" are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index ($0.09 billion to $2.9 billion as of October 31, 2006) or the S&P Small Cap 600 Index ($43 million to $3.74 billion as of October 31, 2006).

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the subadviser believes have distinct value characteristics based on industry-specific valuation criteria. The subadviser focuses on high quality companies with a proven record of above average rates of profitability that sell at a discount relative to the overall small-cap market.

Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

-Sustainable competitive advantages within a market niche;

-Strong profitability and free cash flows;

-Strong market share positions and trends;

-Quality of and share ownership by management; and

-Financial structures that are more conservative than the relevant industry average.

The Fund's sector exposures are broadly diversified, but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The Fund may invest up to 15% of its total assets in foreign securities (with no more than 5% in emerging market securities).

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", the Fund normally has 10% or less (usually lower) of its total assets invested in cash and cash equivalents.

The Fund's portfolio may invest in IPOs. The Fund may also purchase each of the following types of securities: REITs or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain ETFs, and certain derivatives (investments whose value is based on an index or other securities).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk (including Value Investing Risk)

   -ETFs Risk

   -Foreign Securities Risk

   -IPOs Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

SMALL COMPANY FUND

Subadviser: American Century Investment Management, Inc.

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, at least 80% of the
                         Fund's net assets (plus any borrowing for investment purposes) will consist of stocks of companies that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P
                         Small Cap 600 Index. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Fund.

The market cap range of this index as of October 31, 2006 was $43 million to $3.74 billion. If the companies in which the Fund invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the subadviser determines that the availability of small-sized companies in which to invest is not adequate to meet the Fund's investment needs, the subadviser may invest up to 20% of the Fund's assets in medium- and larger-sized companies.

The Fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily smaller companies, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a Fund that provides better returns than its benchmark without taking on significant additional risk.

The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of the stock prices generally. When the subadviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as, convertible securities, stock futures contracts or stock index future contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks.

The subadviser generally sells stocks from the Fund's portfolio when the subadviser believes:

-a stock becomes too expensive relative to other stock opportunities;

-a stock's risk parameters outweigh its return opportunity;

-more attractive alternatives are identified; or

-specific events alter a stock's prospects.

The Fund may invest in IPOs. For the risks associated with IPOs, see "Additional Information About the Funds' Risks and Investment Policies -- IPOs Risk." The Fund is authorized to use each of the investment strategies listed under "Additional Investment Policies" including, without limitation, investing in U.S. government securities and entering into short sales. The Fund may also purchase securities of other investment companies, including ETFs, and cash and cash equivalents.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -Fixed Income Securities Risk

   -High Portfolio Turnover Risk

   -IPOs Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JISNX
                     CUSIP                47803X867
                     SEC number           811-21779

SMALL COMPANY GROWTH FUND

Subadviser: AIM Capital Management, Inc.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) in securities of small-capitalization companies.

The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. As of August 31, 2006, the capitalizations of companies included in the Russell 2000 Index ranged from $0.104 billion to $2.375 billion.

The Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

In selecting investments, the subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The subadviser anticipates that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The subadviser allocates investments among fixed-income securities based on its view as to the best values then available in the marketplace. The subadviser considers whether to sell a particular security when any of these factors materially changes.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -Foreign Securities Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JISRX
                     CUSIP                47803X859
                     SEC number           811-21779

SMALL COMPANY VALUE FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund will invest at
                         least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000
                         Index at the time of purchase ($105 million to $2.375 billion as of August 31, 2006). The Fund invests in small companies whose common stocks are believed to be undervalued.

Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadviser's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

-Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

-Low stock price relative to a company's underlying asset values;

-Above-average dividend yield relative to a company's peers or its own historic norm;

-A plan to improve the business through restructuring; or

-A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities (up to 20% of its net total assets), futures, and options. The Fund may invest in fixed income and convertible securities without regard to quality or rating, including up to 10% of total assets in non-investment grade ("junk bonds") fixed income securities. Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the Fund as much as a fund that invests more of its assets in fixed income securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risks associated therewith.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Value Investing Risk)

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JISVX
                     CUSIP                47803X834
                     SEC number           811-21779

SPECIAL VALUE FUND

Subadviser:  ClearBridge Advisors, LLC

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the value of its net assets in common stocks and other equity securities of small capitalization U.S. companies. Small capitalized companies are defined as those whose market capitalization at the time of investment is no greater than (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000
                         Index for the previous 12 months, whichever is greater.

As of October 31, 2006, the market capitalization range of the Russell 2000 Index was $0.09 billion to $2.9 billion. Securities of companies whose market capitalizations no longer meet the definition of smaller capitalized companies after purchase by the fund still will be considered to be securities of small capitalization companies for the purpose of the Fund's 80% investment policy. The size of companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares; debt securities convertible into equity securities; warrants and rights relating to equity securities; and ADRs, EDRs, GDRs and IDRs and ETFs that represent or track small capitalized companies. The Fund may invest up to 20% of the value of its net assets in shares of companies with market capitalizations higher than smaller capitalization companies.

The subadviser emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices, (c) cash flow and (d) rankings).

The subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. (Quantitative parameters are the values used to evaluate investments). In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as:

-Low stock price relative to earnings, book value and cash flow

-High return on invested capital

The subadviser also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus, or the subadviser individual security selection.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -ETF Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JIPEX
                     CUSIP                47803X818
                     SEC number           811-21779

VALUE OPPORTUNITIES FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by outperforming its benchmark, the Russell 2500 Value Index, and invests at least 80% of its assets in securities of small and mid-cap companies. The Fund typically makes equity investments in U.S. companies that issue stock included in the Russell 2500 Index, and in companies with similar market capitalizations ("small and mid-cap companies").
                         As of August 31, 2006, the average market capitalization of companies in the Russell 2500 Index ranged from $100 million to $6.06 billion. In addition, as of August 31, 2006, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.2 billion, and the median market capitalization was approximately $800 million.

The subadviser uses proprietary research and multiple quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and which trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independent maintained and published by the Frank Russell Company.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -Issuer Risk

   -Liquidity Risk

   -Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in small-cap securities. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

                                  MID CAP FUNDS

DYNAMIC GROWTH FUND

Subadviser: Deutsche Investment Management Americas Inc.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets, at the time of investment, in stocks and other equity securities of medium-sized
                         U.S. companies with strong growth potential.

The Fund invests most of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the Russell Mid Cap Growth Index. The subadviser believes these companies contain the greatest concentration of businesses with significant growth prospects.

The subadviser focuses on individual security selection rather than industry selection. The subadviser uses an active process which combines financial analysis with company visits to evaluate management and strategies. The subadviser may invest in internet related companies.

The Fund may invest in convertible securities when it is more advantageous than investing in a company's common stock. The Fund may also invest up to 20% of its net assets in stocks and other securities of companies based outside the U.S.

Investment Process. Company research lies at the heart of the subadviser's investment process. The subadviser uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

The subadviser focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

The subadviser emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

The subadviser generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

   -Active Management Risk

   -Credit and Counterparty Risk

   -Derivatives Risk

   -Equity Securities Risk

   -High Portfolio Turnover Risk

   -Issuer Risk

   -Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

GROWTH OPPORTUNITIES FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal circumstances, the Fund invests at least
                         80% of its net assets, at the time of investment, in investments in small and mid-cap companies and seeks to achieve its objective by outperforming its benchmark, the Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small- and mid-cap companies"). As of August 31, 2006, the average market capitalization of companies in the Russell 2500 Index ranged from $100 million to $6.06 billion. In addition, as of August 31, 2006, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.2 billion, and the median market capitalization was approximately $800 million.

The subadviser uses proprietary research and multiple quantitative models to identify small cap company stocks the subadviser believes have improving fundamentals. The subadviser then narrows the selection to small and mid-cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the manager believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

-Liquidity Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

MID CAP STOCK FUND

Subadviser: Wellington Management Company, LLP

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

For the purposes of the Fund, "medium-sized companies" are those with market capitalizations, at the time of investment, within the collective market capitalization range of companies represented in either the Russell MidCap Index ($1.37 billion to $18.56 billion as of October 31, 2006) or the S&P MidCap 400 Index ($570 million to $11.11 billion as of October 31, 2006).

The subadviser investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the subadviser looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Fund may invest up to 20% of its total assets in foreign securities (with no more than 5% in emerging market securities).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Growth Investing Risk)

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                   JIMSX
                     CUSIP                47803V168
                     SEC number           811-21779

MID CAP VALUE EQUITY FUND

Subadviser: RiverSource Investments, LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (including the amount of any borrowings for investment purposes, if any) in equity securities of medium-sized companies.

Medium-sized companies are those whose market capitalization at the time of purchase fall within the range of the Russell Midcap Value Index. At August 31, 2006, the range of this index was between $1.4 billion and $17.21 billion. The market capitalization range of the index is subject to change. Up to 20% of the net assets of the Fund may be invested in stocks of small or large companies, preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's objectives, the subadviser chooses equity investments by:

-Selecting companies that are undervalued based on a variety of measures, such as price to earnings ratios, price/book ratios, current and projected earnings, current and projected dividends, and historic price levels.

-Identifying companies with growth potential based on:

      -effective management, as demonstrated by overall performance, and

      -financial strength.

In evaluating whether to sell a security, the subadviser considers, among other factors, whether:

-The security is overvalued relative to alternative investments.

-The security has reached the subadviser's price objective.

-The company has met the subadviser's earnings and/or growth expectations.

-The company or the security continues to meet the other standards described above.

The Fund can invest in any economic sector, and at times, it may emphasize one or more particular sectors.

Principal Risks of Investing in this Fund
The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Industry and Sector Risk

-Interest Rate Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              CUSIP               41015E7874
                     SEC number          811-21779

MID CAP VALUE FUND

Subadviser: Lord, Abbett & Co. LLC

Investment Objective:    To seek capital appreciation.

Investment Strategies:   The Fund invests primarily in equity securities which
                         it believes to be undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Midcap Index. As of October
                         31, 2006, the market capitalization range of the Russell Midcap Index was $1.37 billion to $18.56 billion. This range varies daily.

The subadviser uses a value approach in managing the Fund. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, the subadviser looks for such factors as:

-Changes in economic and financial environment

-New or improved products or services

-Improved efficiencies resulting from new technologies or changes in distribution

-New or rapidly expanding markets

-Price increases for the company's products or services

-Changes in management or company structure

-Changes in government regulations, political climate or competitive conditions

The Fund may invest up to 10% of its total assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. The subadviser does not consider ADRs and securities of companies domiciled outside the U.S. that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments

At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                   JIMVX
                     CUSIP                47803V143

                     SEC number           811-21779

QUANTITATIVE MID CAP FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in U.S.
                         mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall Fund volatility and increase performance.

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Rather than a fixed number of "large cap" or "small cap" stocks, Morningstar uses a flexible system that isn't adversely affected by overall movements in the market. Large-cap stocks are defined as the group that accounts for the top 70% of the capitalization of the Morningstar domestic stock universe; mid-cap stocks represent the next 20%; and small-cap stocks represent the balance. The Morningstar stock universe represents approximately 99% of the U.S. market for actively traded stocks. Using this definition, the range for mid market cap in Aug 2006 was $1.796 billion to $10.42 billion.

The subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and the subadviser equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities with strong industry position, leading market share, proven management and a strong balance sheet. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the Fund.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts (ADRs).

The Fund may also invest in fixed income securities including money market instruments.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                   JIQMX
                     CUSIP                47803X206
                     SEC number           811-21779

VALUE FUND

Subadviser: Morgan Stanley Investment Management Inc. doing business as Van Kampen ("Van Kampen")

Investment Objective:    To realize an above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         attain this objective by investing in equity securities of companies, at the time of investment, with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index ($1.4 billion to $17.21 billion as of August 31, 2006).

The Fund invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The Fund may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs. The Fund may invest up to 15% of its net assets in REITs.

The subadviser's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that the subadviser believes are selling below their intrinsic value and offer the opportunity for growth of capital. The Fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospectus, and attractive valuations. The subadviser may favor securities of companies that are in undervalued industries. The subadviser may purchase stocks that do not pay dividends. The subadviser may also invest the Fund's assets in companies with smaller or larger market capitalizations.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

-Real Estate Securities Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

VISTA FUND

Subadviser: American Century Investment Management, Inc.

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         common stocks of companies that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.

In managing the Fund, the subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy. When determining the size of a company, the subadviser will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

In implementing this strategy, the subadviser uses a bottom-up approach to stock selection. This means that the subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. The subadviser manages the Fund based on the belief that, over the long-term, stock price movements follow growth in earnings and revenue. The subadviser uses its extensive computer database, as well as other primary analytical research tools, to track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The subadviser's principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

Although the subadviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest in securities of foreign companies, including companies in emerging markets. The Fund may also invest in IPOs.

The subadviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the subadviser believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Fund generally limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security can help the Fund's cash assets remain liquid while performing more like stocks.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-IPOs Risk

-Issuer Risk

-Small and Medium Size Companies Risk

In addition, the Fund may buy a large amount of a company's stock quickly, and often will dispose of it quickly if the company's earnings or revenues decline. While the subadviser believes that this strategy provides substantial appreciation over the long term, in the short term it can create a significant amount of price volatility. This volatility may be greater than that of the average stock fund.

Fund Codes

CLASS 1              Ticker                   JIVTX
                     CUSIP                47803X651

                     SEC number           811-21779

                                 LARGE CAP FUNDS

ALL CAP CORE FUND

Subadviser: Deutsche Investment Management Americas Inc.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         common stocks and other equity securities, at the time of investment, within all asset classes (small, mid and large cap) those within the Russell 3000 Index.

The Fund may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

The Fund may also invest in U.S. Government securities.

Investment Philosophy. The subadviser pursues an actively managed, quantitative investment process. The subadviser's investment philosophy is based on three central tenets:

Securities have an intrinsic value from which they deviate over time. The subadviser believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

Quantitative investment models provide an improved framework for selecting miss priced stocks in an unbiased, consistent and repeatable manner.

Quantitative Investment Approach. The subadviser blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. The subadviser's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. The subadviser believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. The subadviser also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

Portfolio Construction and Quantitative Risk Management. The subadviser extensively screens the Russell 3000 universe using multiple investment parameters to identify what the subadviser believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                41015E775
                     SEC number           811-21779

ALL CAP GROWTH FUND

Subadviser: AIM Capital Management, Inc.

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve this investment objective by investing its assets principally in common stocks of companies that the portfolio managers believe likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the Fund will be incidental.

The Fund's portfolio is comprised of securities of two basic categories of companies:

-"core" companies, which the subadviser considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

-"earnings acceleration" companies which the subadviser believes are currently enjoying a dramatic increase in profits.

The Fund may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the total assets of the Fund. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

Use of Hedging and Other Strategic Transactions

The Fund may:

-purchase and sell stock index futures contracts,

-purchase options on stock index futures as a hedge against changes in market conditions,

-purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

-write (sell) covered call options (up to 25% of the value of its portfolio's net assets), or

-foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the Fund is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                   JICGX
                     CUSIP                47803V408
                     SEC number           811-21779

ALL CAP VALUE FUND

Subadviser: Lord, Abbett & Co. LLC

Investment Objective:    To seek capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         equity securities of U.S. and multinational companies that the subadviser believes are undervalued in all capitalization ranges. The Fund will invest at least
                         50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index. As of October 31, 2006, the market capitalization range of the Russell 1000 Index was $1.37 billion to $432 billion. This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

In selecting investments, the subadviser attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what the subadviser thinks is its full value, or may go down in value, the subadviser's emphasis on large, seasoned company value stocks may limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. The subadviser generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadviser valuation target.

The Fund may invest up to 10% of its net assets in foreign equity securities. The subadviser does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                   JICVX
                     CUSIP                47803V606

                     SEC number           811-21779

BLUE CHIP GROWTH FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:    To provide long-term growth of capital. Current income
                         is a secondary objective.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in the common stocks of large and medium-sized blue chip growth companies. These are firms that in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

In identifying blue chip companies, the subadviser generally considers the following characteristics:

Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. The subadviser analysts will evaluate the depth and breadth of a company's management experience.

Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

The subadviser evaluates the growth prospects of companies and the industries in which they operate. The subadviser seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects the subadviser belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the subadviser targets will have good prospects for dividend growth.

While most of the assets of the Fund are invested in U.S. common stocks, the Fund may also purchase other types of securities, including, (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its net assets) including ADRs, (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

The Fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the Fund but may include non-investment grade debt securities (junk bonds). The Fund will not purchase a non-investment grade debt security if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Use of Hedging and Other Strategic Transactions The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Fund may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a description of these strategies and of certain risks associated therewith.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Growth Investing Risk)

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                   JIBCX
                     CUSIP                47803V804
                     SEC number           811-21779

CAPITAL APPRECIATION FUND

Subadviser: Jennison Associates LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 65% of the Fund's total assets in equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

The subadviser follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The subadviser looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the Fund is not likely to receive significant dividend income on its securities.

In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Fund invests include: (i) American Depository Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) REITs and similar securities. (Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that the Fund can convert into the company's common stock or some other equity security).

The Fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and favorably valued.

In addition to the principal strategies discussed above, the Fund may also use the following investment strategies to attempt to increase the Fund's return or protect its assets if market conditions warrant:

-The Fund may make short sales of a security including short sales "against the box."

-The Fund may invest up to 20% of the Fund's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities).

-The Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

-The Fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

-The Fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The Fund may invest in obligations that are not rated, but that the subadviser believes are of comparable quality to these obligations.

-The Fund may invest in repurchase agreements.

The subadviser considers selling or reducing a stock position when, in the opinion of the subadviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Short Sale Risk

Fund Codes

CLASS 1              Ticker                   JICPX
                     CUSIP                47803V879
                     SEC number           811-21779

CLASSIC VALUE FUND

Subadviser: Pzena Investment Management, LLC.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets, at the time of investment, in domestic equity securities. The Fund may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S.
                         Exchange or the NASDAQ market.

In managing the Fund, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, the subadviser screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that the subadviser believes generally have the following characteristics:

-cheap on the basis of current price to estimated normal level of earnings

-current earnings below normal levels

-a sound plan to restore earnings to normal

-a sustainable business advantage.

Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, the subadviser refines its earnings model and makes its final investment decision.

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the Fund's investments avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in the subadviser's ranking system. The subadviser also will generally sells a security when there are more attractive opportunities or there is a change in company fundamentals.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The subadviser seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the portfolio's cash levels will increase. To the extent the portfolio's cash levels increase, its ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Non-Diversified Funds Risk

In addition, the Fund's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium capitalization stocks.

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

CORE EQUITY FUND

Subadviser: Legg Mason Capital Management, Inc.

Investment Objective:    To seek long-term capital growth.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus borrowings for investment purposes, if any) at the time of investment in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

The Fund may also invest in debt securities of companies having one or more of the above characteristics. The Fund may invest up to 20% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Issuer Risk

The subadviser's approach to investing involves the risk that stocks purchased by the subadviser, which the subadviser believes to be undervalued at the time of purchase, may remain undervalued for a significant time period. The subadviser may concentrate much of the Fund's investments in certain market segments, and will, therefore, be more susceptible to factors adversely affecting issuers within that market than would a more diversified portfolio of securities.

Fund Codes

CLASS 1              Ticker                   JICRX
                     CUSIP                47803V853
                     SEC number           811-21779

EQUITY-INCOME FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:    To provide substantial dividend income and also
                         long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the Fund's net assets (plus any borrowing for investment purposes) in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

The subadviser believes that income can contribute significantly to total return over time and expects the Fund's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The Fund employs a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

The Fund will generally consider companies with the following characteristics:

-established operating histories;

-above-average dividend yield relative to the S&P 500 Index;

-low price/earnings ratios relative to the S&P 500 Index;

-sound balance sheets and other financial characteristics; and

-low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

The Fund may also purchase other types of securities in keeping with its objective, including:

-U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets);

-preferred stocks;

-convertible stocks, bonds, and warrants; and

-futures and options.

The Fund may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the Fund as much as a fund that invests more of its assets in fixed income securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains more complete description of such instruments and the risks associated therewith.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Value Investing Risk)

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

The Fund's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance.

Fund Codes

CLASS 1              Ticker                   JIEMX
                     CUSIP                47803V788
                     SEC number           811-21779

FUNDAMENTAL VALUE FUND

Subadviser: Davis Selected Advisers, L.P.

Investment Objective:    To seek growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         common stocks of U.S. companies with market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

The subadviser uses the Davis Investment Discipline in managing the Fund's portfolio. The Davis Investment Discipline involves conducting extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

-Proven track record

-Significant personal ownership in business

-Strong balance sheet

-Low cost structure

-High after-tax returns on capital

-High quality of earnings

-Non-obsolescent products / services

-Dominant or growing market share

-Participation in a growing market

-Global presence and brand names

The subadviser's goal is to invest in companies for the long term. The subadviser considers selling a company if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

The Fund may also invest up to 20% of total assets in foreign securities and fixed income securities.

When the Fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk (Financial Services Securities Risk)

-Issuer Risk

Fund Codes

CLASS 1              Ticker                   JIFVX
                     CUSIP                47803V762
                     SEC number           811-21779

GROWTH & INCOME FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek high total return.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve high total return by outperforming its benchmark, currently the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by S&P's and invests at least
                         80%, at the time of investment, of its net assets in investments tied economically to the U.S.

To pursue this goal, the Fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index.

The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The S&P 500 Index is an index of large capitalization U.S. stocks. As of August 31, 2006, the market capitalizations of companies that issue stocks included in the S&P 500 Index ranged from $1.412 billion to $409.425 billion.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

GROWTH FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by outperforming its benchmark and it typically invests in equity investments in U.S.
                         companies whose stocks, at the time of investment, are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index. As of October
                         31, 2006, the market cap range of the Russell 1000
                         Index was $1.37 billion to $432 billion.

The subadviser uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The subadviser then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of August 31, 2006, the market cap range of the Russell 1000 Growth Index was $1.412 billion to $409.425 billion.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

INTRINSIC VALUE FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long-term capital growth

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by outperforming its benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks, at the time of investment, are included in the Russell
                         1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index. As of October 31, 2006, the market capitalization range of the Russell 1000 Index was $1.37 billion to $432 billion.

The subadviser uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued or have improving fundamentals and positive sentiment. Generally, these stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Benchmark. The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of October 31, 2006, the market cap range of the Russell 1000 Value Index was $1.6 billion to $432.11 billion.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

LARGE CAP FUND

Subadviser: UBS Global Asset Management (Americas) Inc.

Investment Objective:    To seek to maximize total return, consisting of capital
                         appreciation and current income.

Investment Strategies:   Under normal circumstances, the Fund invests at least
                         80% of its net assets (plus borrowings for investment purposes, if any) at the time of investment in equity securities of U.S. large capitalization companies. The
                         Fund defines large capitalization companies as those with a market capitalization range equal to that of the Fund's benchmark, the Russell 1000 Index. As of October
                         31, 2006, the market capitalization range of the Russell 1000 Index was $1.37 billion to $432 billion.

In general, the Fund emphasizes large capitalization stocks, but it may also invest up to 20% of its net asset in equities securities of small and intermediate capitalization companies. Investments in equity securities may include dividend-paying securities, common stock and preferred stock, IPOs, ETFs, shares of investment companies, convertible securities, warrants and rights. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage Fund risks.

Securities Selection

In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser assessment of what a security is worth. The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a Fund of stock with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside this range.

The subadviser actively manages the Fund which may, at times, result in a higher than average Fund turnover ratio.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                   JILPX
                     CUSIP                47803X614
                     SEC number           811-21779

LARGE CAP VALUE FUND

Subadviser: BlackRock Investment Management, LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund will seek to
                         achieve this objective by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. and investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large cap companies. The Fund will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

The subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Index. As of August 31, 2006, the capitalization range of the Russell 1000 Value Index was $1.435 billion to $409.425 billion. The Russell 1000 Value Index, a subset of the Russell 1000 Value Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

In selecting securities for the Fund, the subadviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. For each Fund, the Investment Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the Fund.

After the initial screening is done, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Fund will not hold all the stocks in the Russell 1000 Value Index and because a Fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an "index" fund. In seeking to outperform the relevant benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

-Relative price to earnings and price to book ratios

-Stability and quality of earnings

-Earnings momentum and growth

-Weighted median market capitalization of the Fund

-Allocation among the economic sectors of the Fund as compared to the applicable index

-Weighted individual stocks within the applicable index.

The Fund may also invest in securities of foreign issuers that are represented by American Depositary Receipts ("ADRs").

The Fund may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which a Fund may invest.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk, (including Value Investing Risk)

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                   JICZX
                     CUSIP                47803V580
                     SEC number           811-21779

QUANTITATIVE ALL CAP FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by investing at least 65% of its total assets, at the time of investment, in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

The subadviser ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative Analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data). The management team will then use fundamental analysis to identify large, mid and small cap companies with strong industry position, leading market share, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the Fund.

The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The Fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the Fund.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

QUANTITATIVE VALUE FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by investing at least 65% of its total assets, at the time of investment, in large-cap
                         U.S. securities with the potential for long-term growth of capital.

The Fund invests in large-cap U.S. securities with the potential for long-term growth of capital. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

The Fund may also invest in foreign securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                   JIQVX
                     CUSIP                47803X305
                     SEC number           811-21779

U.S. GLOBAL LEADERS GROWTH FUND

Subadviser: Sustainable Growth Advisers, L.P.

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund seeks
                         long-term growth of capital by investing in common stocks of "U.S. Global Leaders" companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth. At least 80% of the Fund's net assets (plus any borrowing for investment purposes) at the time of investment will be invested in stocks of companies the subadviser regards as U.S. Global Leaders.

As a result of its investment strategy, the Fund invests in large capitalization companies (companies in the capitalization range of the S&P's 500 Index). The subadviser considers U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:

-Hold leading market share of their relevant industries that result in high profit margins and high investment returns.

-Supply consumable products or services so that their revenue streams are recurring.

The subadviser seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as the subadviser believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

The Fund may invest in other types of equities and foreign stocks.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

In addition, the Fund's management strategy has a significant influence on Fund performance. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to under perform investments that focus on small-or medium capitalization stocks.

Fund Codes

CLASS 1              Ticker                   JIGUX
                     CUSIP                47803X719
                     SEC number           811-21779

U.S. MULTI SECTOR FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks total
                         return greater than its benchmark, the Russell 3000
                         Index, and invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in investments tied economically to the U.S.
                         The Fund normally invests in securities in the Wilshire
                         5000 Stock Index, an independently maintained and published equity index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

The Russell 3000 Index is an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of August 31, 2006, the market capitalizations of companies included in the Russell 3000 Index ranged from $0.104 billion to $409.425 billion.

In managing the Fund, the subadviser uses proprietary research and quantitative models to determine the Fund's selections of securities. These models use rolling multi-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/ REIT) in which the Fund invests.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk

-Issuer Risk

-Real Estate Securities Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                47803X644
                     SEC number           811-21779

VALUE & RESTRUCTURING FUND

Subadviser: UST Advisers, Inc.

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 65% of its total assets in common stocks of U.S.
                         and foreign companies, at the time of investment, whose share price, in the opinion of the subadviser, does not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

In addition, the Fund's strategy of investing in companies that the subadviser believes will benefit from restructuring or redeployment of assets carries the risk that an anticipated restructuring or business combination may fail to occur or may occur and fail to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Moreover, since the Fund invests in common stocks, it is subject to the risk that if a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Fund Codes

CLASS 1              Ticker                   JIVSX
                     CUSIP                47803X699
                     SEC number           811-21779

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                         INTERNATIONAL FUNDS
GLOBAL FUND

Subadviser: Templeton Global Advisors Limited

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total net assets will be invested in issuers located in at least three different countries (including the U.S.).

Equity securities include common stocks and preferred stocks. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The Fund may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Please see "Hedging and Other Strategic Transactions -- Swaps, Caps, Floors and Collars in the SAI for further information.

When choosing equity investments for the Fund, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including Emerging Market Risk)

-Issuer Risk

In addition, market timers may target funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

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Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

INTERNATIONAL GROWTH FUND

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Objective:    To seek long term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve its objective by outperforming its benchmark, the S&P/ Citigroup Primary Market Europe, Pacific, Asia
                         Composite Growth Style Index. The Fund typically invests in a diversified portfolio of equity investments from developed countries other than the U.S.

The subadviser, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The subadviser applies quantitative and fundamental investment principles to select growth stocks the subadviser believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The subadviser maintains diversification across countries, and tilt the Fund's portfolio in favor of countries that The subadviser believes have the highest growth prospects or that the subadviser believes are most undervalued. The subadviser also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the subadviser and the models used may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active over weighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark. The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Liquidity Risk

In addition, market timers may target Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --

                     SEC number           811-21779

INTERNATIONAL OPPORTUNITIES FUND

Subadviser: Marsico Capital Management, LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 65% of its total assets in common stocks of foreign companies, at the time of investment, that are selected for their long-term growth potential. The Fund invests in companies of any size throughout the world.
                         The Fund invests in issuers from at least three different countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

The Fund normally maintains a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed.

The subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the subadviser in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

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

Primarily for hedging purposes, the Fund may use options (including options on securities and securities indices), futures, and foreign currency forward contracts.

Under normal market conditions, the Fund may invest up to 10% of its total assets in all types of fixed income securities and up to an additional 5% of its total assets in high-yield bonds and mortgage and asset-backed securities. The Fund may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes. For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing".

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including growth inventory risk)

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Markets Risk)

-High Portfolio Turnover Risk

-Issuer Risk

-Non-Diversified Fund Risk

-Small and Medium Size Companies Risk

In addition, market timers may target Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JIIOX
                     CUSIP                47803V713
                     SEC number           811-21779

INTERNATIONAL SMALL CAP FUND

Subadviser: Templeton Investment Counsel, LLC

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund will invest at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

The Fund invests in small company securities in emerging markets. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country. At least 65% of the Fund's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).

When choosing equity investments for this Fund, the subadviser applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profits margins and liquidation value.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Currency Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

-Small and Medium Companies Risk

In addition, market timers may target funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

Fund Codes

CLASS 1              Ticker                   JIIMX
                     CUSIP                47803V689
                     SEC number           811-21779

INTERNATIONAL SMALL COMPANY FUND

Subadviser: Dimensional Fund Advisors ("Dimensional")

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests its
                         assets in equity securities of non-U.S. small companies of developed and emerging markets. The Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities of small cap companies in the particular markets in which the Fund invests.

The Fund will invest in a broad and diverse group of readily marketable stocks of small companies associated with developed and emerging markets. The Fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets, including securities listed or traded in the form of International Depositary Receipts, American Depositary Receipts, Global Depository Receipts and other similar securities. Each of these securities may be traded within or outside the issuer's domicile country.

The subadviser determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadviser first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Fund with respect to each country or region. As of August 31, 2006, the maximum market capitalization range of eligible companies was approximately $440 million to $3.9 billion. This threshold will vary by country or region, and dollar amounts will change due to market conditions.

The Fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadviser, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See "Market Capitalization Weighted Approach" below. As a result, the weightings of certain countries in the Fund may vary from their weightings in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Citigroup.

The subadviser will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the Fund and characteristics of each country's market. The subadviser's Investment Committee may authorize other countries for investment in the future and the Fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.

The Fund also may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on the Fund's uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices.

The Fund does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Fund do pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.

Market Capitalization Weighted Approach

The Fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser for a variety of factors. The Fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the stock of a company that meets applicable market capitalization criterion if the subadviser determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              CUSIP                41015E700
                     SEC number           811-21779

INTERNATIONAL VALUE FUND

Subadviser: Templeton Investment Counsel, LLC

Investment Objective:    To seek long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 65%of its total assets at the time of investment in equity securities of companies located outside the U.S., including in emerging markets.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The Fund also invests in American (ADRs), European (EDRs) and Global (GDRs) Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the Fund generally invests up to 15% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

The subadviser's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the subadviser will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Equity Securities Risk

-Fixed-Income Securities

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

In addition, market timers may target funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

Fund Codes

CLASS 1              Ticker                   JIVIX
                     CUSIP                47803V648
                     SEC number           811-21779

PACIFIC RIM FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To achieve long-term growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of Fund securities.

The countries of the Pacific Rim region are:

-Australia

-Pakistan

-New Zealand

-Taiwan

-India

-China

-Philippines

-Thailand

-Hong Kong

-Indonesia

-South Korea

-Singapore

-Malaysia

-Japan

Equity-related securities in which the Fund may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Fund may also invest up to 20% of its net assets in countries outside the Pacific Rim region.

The subadviser's decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. The subadviser will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Use of Hedging and Other Strategic Transactions

The Fund may also purchase and sell the following equity-related financial instruments:

-exchange-listed call and put options on equity indices,

-over-the-counter ("OTC") and exchange-listed equity index futures,

-OTC and exchange-listed call and put options on currencies in the Fund, and

-OTC foreign currency futures contracts on currencies in the Fund.

A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

In addition, since the Fund concentrates its investments in the Pacific Rim region, the Fund will be affected by economic and political events in this area.

In addition, market timers may target Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While the

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

Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

                               FIXED-INCOME FUNDS

ACTIVE BOND FUND

Subadvisers: Declaration Management and Research LLC ("Declaration") and MFC Global Management (U.S.), LLC ("MFC Global (U.S.)")

Investment Objective:    To seek income and capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

The Fund invests its assets in a diversified mix of debt securities and instruments with maturity duration of approximately 4 to 6 years. The investments include, but are not limited to:

-U.S. Treasury and agency securities;

-Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage obligations ("CMOs");

-Corporate bonds, both U.S. and foreign; and

-Foreign government and agency securities.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

65%* Declaration

35%* MFC Global (U.S.)

* Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

The Fund may invest in asset-backed securities if the securities are rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

This allocation methodology may change in the future.

Declaration

Declaration uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. Declaration opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

This portion of the Fund normally has no more than 10% of its total assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated. This portion of the Fund normally has an average credit rating of "A" or "AA."

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", this portion of the Fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

MFC Global (U.S.)

MFC Global (U.S.) uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. MFC Global (U.S.) tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the Fund normally has no more than 25% of its total assets in high yield bonds and may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. This portion of the Fund normally has an average credit rating of "A" or "AA."

The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P or Moody's). Under normal circumstances, no more than 15% of the total assets of the portion of the Fund managed by MFC Global (U.S.) will be invested in asset-backed securities rated less than A by both rating agency.

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" this portion of the Fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

Entire Fund

Use of Hedging and Other Strategic Transactions.

The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. Each subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the Fund. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates. See "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed Securities Risk

In addition, the Fund's portfolio turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the Fund's performance.

Fund Codes

CLASS 1              Ticker                   JIADX
                     CUSIP                47803V200
                     SEC number           811-21779

CORE BOND FUND

Subadviser: Wells Capital Management, Incorporated

Investment Objective:    To seek total return consisting of income and capital
                         appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the net assets (plus any borrowings for investment purposes) at the time of investment in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities. The subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.


Permitted Investments

Under normal circumstances, the subadviser invests:

-At least 80% of the net assets in investment grade debt securities, including

-Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

-Up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

-Up to 10% of total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the Fund may enter into dollar rolls. The Fund may also enter into reverse repurchase agreements to enhance return. These strategies are further described under "Additional Investment Policies."

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

In addition, the Fund may invest in stripped mortgage-backed securities which have greater interest rate risk than mortgage-backed securities with like maturities, and the Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Fund Codes

CLASS 1              Ticker                  JICDX
                     CUSIP               47803V861
                     SEC number          811-21779

GLOBAL BOND FUND

Subadviser: Pacific Investment Management Company LLC

Investment Objective:    To seek to realize maximum total return, consistent
                         with preservation of capital and prudent investment management.

Investment Strategies:   Under normal market conditions, the subadviser seeks to
                         achieve this investment objective by investing at least
                         80% of the Fund's net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars.

In selecting securities for the Fund, the subadviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed income securities in which the Fund may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

-securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

-corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-mortgage-backed and other asset-backed securities;

-inflation-indexed bonds issued by both governments and corporations;

-structured notes, including hybrid or "indexed" securities and event-linked bonds,

-loan participations and assignments;

-delayed funding loan and revolving credit facilities;

-bank certificates of deposit, fixed time deposits and bankers' acceptances;

-debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

-repurchase agreements and reverse repurchase agreements;

-obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Depending on the subadviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's total assets. The Fund may invest up to 10% of its total assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The average Fund duration will normally vary within a three to seven year time frame.

Use of Hedging and Other Strategic Transactions

The Fund is authorized to use all of the various investment strategies including:

-purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-purchase and sell futures and options on futures,

-purchase and sell currency or securities on a forward basis,

-enter into interest rate, index, equity, total return, currency and credit default swap agreements.

The Fund may use the above-mentioned strategies to obtain market exposure to the securities in which the Fund primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Liquidity Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Short Sale Risk

Fund Codes

CLASS 1              Ticker                   JIGDX
                     CUSIP                47803V747
                     SEC number           811-21779

HIGH INCOME FUND

Subadviser: MFC Global Investment Management (U.S.), LLC

Investment Objective:    To seeks high current income, capital appreciation is a
                         secondary goal.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets in U.S. and foreign fixed-income securities at the time of investment rated
                         BB/Ba or lower and their unrated equivalents. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations. No more than 10% of the Fund's total assets may be invested in securities that are rated in default by S&P's or by Moody's. There is no limit on the Fund's average maturity. The foreign securities in which the Fund may invest include both developed and emerging market securities.

In managing the Fund's portfolio, the subadviser concentrates on industry allocation and securities selection deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The subadviser uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively under-valued. The subadviser looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The Fund typically invests in a broad range of industries.

The Fund may invest in asset-backed securities rated as low as BB. Under normal circumstances, no more than 15% of the asset-backed securities purchased by the Fund will be rated less than A.

The Fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. The Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the SAI. In addition, the Fund may invest up to 20% of its net assets in U.S. and foreign common stocks of companies of any size. In abnormal circumstances, the Fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the Fund might not achieve its goal.

The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Market Risk)

-High Portfolio Turnover Risk

-Issuer Risk

Fund Codes

CLASS 1              CUSIP              41015E403
                     SEC number         811-21779

HIGH YIELD FUND

Subadviser: Western Asset Management Company

Investment Objective:    To realize an above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of it's net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

                  Corporate Bonds, Preferred Stocks and Convertible Securities
                                         Rating Agency
                  ------------------------------------------------------------
                              Moody's                       Ba through C
                              Standard & Poor's             BB through D

Non-investment grade securities and are commonly referred to as "junk bonds." The Fund may also invest in investment grade securities.

The Fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the Fund may invest include emerging market securities. The subadviser may utilize futures, swaps and other derivatives in managing the Fund.

The Fund may invest in fixed-and floating-rate loans, generally in the form of loan participations and assignments of such loans.

The Fund normally maintains an average Fund duration of between 3 and 7 years. However, the Fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the Fund's portfolio to changes in interest rates.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Market Risk)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

The Fund may invest up to 100% of its assets in foreign securities, which are generally riskier than investments in U.S. securities, therefore investing in this Fund is riskier than investing in a Fund that invests primarily in U.S. high yield fixed income securities.

In addition, market timers may target Funds with significant investments in high yield securities that are infrequently traded. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so. See "Transaction Policies."

Fund Codes

CLASS 1              Ticker                   JIHDX
                     CUSIP                47803V689

                     SEC number           811-21779

INVESTMENT QUALITY BOND FUND

Subadviser: Wellington Management Company, LLP

Investment Objective:    To provide a high level of current income consistent
                         with the maintenance of principal and liquidity.

Investment Strategies:   Under normal market conditions, the subadviser seeks to
                         achieve the Fund's objective by investing at least 80% of the Fund's net assets (plus any borrowings for investment purposes) at the time of investment in investment grade bonds. The Fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

The subadviser's investment decisions derive from a three-pronged analysis, including:

-sector analysis,

-credit research, and

-call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Factors considered include:

-relative valuation of available alternatives,

-impact on portfolio yield, quality and liquidity, and

-impact on portfolio maturity and sector weights.

The subadviser attempts to maintain a high, steady and possibly growing income stream.

At least 80% of the Fund's net assets are invested in bonds and debentures, including:

-marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars), including privately placed debt securities, corporate bonds, asset-backed securities and commercial mortgage-backed securities;

-securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing");

-cash and cash equivalent securities which are authorized for purchase by the Money Market Fund; and

-up to 20% of the Fund's net assets in non-U.S. dollar fixed income securities including up to 5% emerging market fixed income securities.

The balance (no more than 20%) of the Fund's net assets may be invested in below investment grade bonds and other securities including privately placed debt securities:

-U.S. and foreign debt securities,

-preferred stocks,

-convertible securities (including those issued in the Euromarket),

-securities carrying warrants to purchase equity securities, and

-non-U.S. dollar fixed income securities subject to the 20% limit set forth above.

In pursuing its investment objective, the Fund may invest up to 20% of its net assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by S&P's (or, if unrated, are deemed of comparable quality as determined by the subadviser). The high yield sovereign debt securities in which the Fund will invest are described below under "Strategic Bond Fund". No minimum rating standard is required for a purchase of high yield securities by the Fund. While the Fund may only invest up to 20% of its net assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the Fund to exceed this 20% maximum.

The Fund normally maintains an average Fund duration of between 3 and 7 years. However, the Fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the Fund's portfolio to changes in interest rates.

The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the Fund will, at most, invest 20% of its net assets in foreign securities, the risks associated with foreign securities will not affect the Fund as much as a Fund that invests more of its assets in foreign securities.

Use of Hedging and Other Strategic Transactions. The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:

-Purchasing and selling options on domestic and foreign securities, securities indexes and currencies,

-Purchasing and selling futures and options on futures,

-Purchasing and selling currency or securities on a forward basis, and

-Entering into interest rate, index, equity, total return, currency and credit default swap agreements.

More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including emerging markets risk)

-Issuer Risk

-Short Sale Risk

Fund Codes

CLASS 1              Ticker                  JIQBX
                     CUSIP               47803V622
                     SEC number          811-21779

MONEY MARKET FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To obtain maximum current income consistent with
                         preservation of principal and liquidity.

Investment Strategies:   The Fund invests in high quality, U.S. dollar
                         denominated money market instruments.

The subadviser may invest the Fund's assets in high quality, U.S. dollar denominated money market instruments of the following types:

-obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the Fund must be payable in U.S. dollars);

-certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance
Fund);

-commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which the subadviser acting pursuant to guidelines established by the Fund's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

-corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

-short-term obligations issued by state and local governmental issuers;

-securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

-repurchase agreements with respect to any of the foregoing obligations.

Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Fund and the note issuer. The subadviser monitors the creditworthiness of the note issuer and its earning power and cash flow. The subadviser will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

All of the Fund's investments will mature in 397 days or less and the Fund maintains a dollar-weighted average Fund maturity of 90 days or less. By limiting the maturity of their investments, the Fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Fund invests only in securities which the Fund's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to maintain, to the extent practicable, a constant per share NAV of $1.00. There is no assurance that the Fund will be able to do so.

The Fund may invest up to 20% of its total assets in any of the U.S. dollar denominated foreign securities described above. The Fund is not authorized to enter into mortgage dollar rolls or warrants.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in this Fund. For example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.

The Fund may invest up to 20% of its total assets in U.S. dollar denominated foreign securities which increases the risk of investing in the Fund as described under "Risks of Investing in Certain Types of Securities." Since the Fund only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Fixed Income Securities Risk

-Foreign Securities Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                47803X271
                     SEC number           811-21779

REAL RETURN BOND FUND

Subadviser: Pacific Investment Management Company LLC

Investment Objective:    To seek maximum real return, consistent with
                         preservation of real capital and prudent investment management.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve this investment objective by investing at least
                         80% of its net assets (plus borrowings for investment purposes) at the time of investment in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The types of fixed income securities in which the Fund may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

-securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

-corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-mortgage-backed and other asset-backed securities;

-inflation-indexed bonds issued by both governments and corporations;

-structured notes, including hybrid or "indexed" securities and event-linked bonds;

-loan participations and assignments;

-delayed funding loans and revolving credit facilities;

-bank certificates of deposit, fixed time deposits and bankers' acceptances;

-debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

-repurchase agreements and reverse repurchase agreements;

-obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"). The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. The average Fund duration will normally vary within three years of the duration of the Lehman Global Real: U.S. TIPS Index.

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Use of Hedging and Other Strategic Transactions. The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:

-purchase and selling options on domestic and foreign securities, securities indexes and currencies,

-purchase and selling futures and options on futures,

-purchase and selling currency or securities on a forward basis, and

-enter into interest rate, index, equity, total return, currency and credit default swap agreements.

The Fund may use the above-mentioned strategies to obtain market exposure to the securities in which the Fund primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Non-diversified Fund Risk

-Short Sale Risk

Fund Codes

CLASS 1              Ticker                   JIRRX
                     CUSIP                47803X701
                     SEC number           811-21779

SHORT-TERM BOND FUND

Subadviser: Declaration Management & Research, LLC

Investment Objective:    To seek income and capital appreciation

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of "A" or "AA," a weighted average effective maturity between one and three years and no more than 15% of its net assets in high yield bonds

The Fund invests in a diversified mix of debt securities and instruments, including but not limited to:

-U.S. Treasury and Agency securities;

-Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage back securities and collateralized mortgage offerings;

-Corporate bonds, both U.S. and foreign (if dollar-denominated); and

-Foreign governmental and agency securities (if dollar denominated).

The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing", the portfolio normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity of the Fund. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

In addition, the Fund invests in a relatively small number issuers which could produce more volatile performance compared to funds that invest in a larger number of issuers. The more concentrated a Fund's portfolio holdings are, the more likely that a specific security's poor performance will hurt the Fund significantly.

The Fund's portfolio turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the Fund's performance.

Fund Codes

CLASS 1              Ticker                         --
                     CUSIP                          --

                     SEC number              811-21779

SPECTRUM INCOME FUND

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective:    To seek a high level of current income with moderate
                         share price fluctuation.

Investment Strategies:   Under normal market conditions, the Fund diversifies
                         its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The Fund invests in a diversified Fund of domestic and international bonds which are chosen across the entire spectrum of government, corporate and mortgage-backed bonds. The Fund will also seek equity income through investments in dividend-paying stocks. Cash reserves will be invested in money market securities and shares of T. Rowe Price money market funds.

Fixed income securities may be of short-, intermediate- and long-term maturities, and will comprise a range of credit qualities with either fixed or floating interest rates. The Fund's fixed income investments will typically include investment grade corporate securities and asset-backed and mortgage-related securities, bank loan participations and assignments, and there is no limit on the Fund's investments in these securities. The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P, Moody's or Fitch). Under normal circumstances, no more than 15% of the asset-backed securities purchased by the subadviser for this Fund will be rated less than A by the three rating agencies. Mortgage-related investments could include mortgage dollar rolls and investments in more volatile stripped mortgage securities and collateralized mortgage obligations. The Fund may invest a substantial portion (up to 40% of its total assets) in below-investment grade fixed income securities (or if unrated, of equivalent quality as determined by the subadviser), commonly known as "junk bonds." Junk bonds involve a higher degree of credit risk and price volatility than other higher-rated fixed income securities. The Fund may invest in U.S. government securities and municipal securities (including Treasury Inflation-Protected Securities or "TIPs"), GNMAs, and other agency-related fixed income securities, and there is no limit on the Fund's investment in these securities. The Fund may also invest up to 45% of its total assets in foreign government and emerging market fixed income securities (excluding Yankee bonds). Foreign currency forwards, options and futures may be used to protect the Fund's foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other securities.

Individual fixed income securities are selected by a team of T. Rowe Price portfolio managers using the firm's fundamental research and credit analysis. In evaluating fixed income securities, the portfolio managers will consider a variety of factors including the issuer's financial condition and operating history, the depth and quality of its management, and its sensitivities to economic conditions. Portfolio managers will also consider the issuer's debt levels and ability to service its outstanding debt, its access to capital markets and external factors such as the economic and political conditions in the issuer's country.

The Fund's equity investments, which will be limited to 40% of total assets, will be selected using a value-oriented investment strategy with a focus on large-cap, dividend-paying common stocks. Preferred stocks and securities convertible into equity securities may also be purchased. The subadviser invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Other than the specific investment limits described above, there is no minimum or maximum percentage of assets which the subadviser will invest in any particular type of fixed income security. In managing the Fund, the subadviser may vary the allocation of the Fund's assets to a particular market segment based on their outlook for, and on the relative valuations of these market segments. When adjusting the allocations to the various markets, the subadviser rice may also weigh such factors as the outlook for the economy and market conditions, both on a global and local (country) basis, corporate earnings, and the yield advantages of one fixed income sector over another. Maturities of the Fund's fixed income investments reflect the manager's outlook for interest rates.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment strategy, the subadviser has the discretion to purchase some securities that do not meet the Fund's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, a debt restructuring or other an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may also hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories or equivalent ratings as determined by the subadviser, maturing in one year or less.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

The Fund is not the same fund as the T. Rowe Price Spectrum Income Fund which is not offered in this prospectus, which invests in other T. Rowe Price mutual funds and not individual securities. The Funds will have different performance because they hold different Fund investments, charge different fees and expenses and the timing of their investments will vary with the size of cash flows into and out of the Funds.

Fund Codes

CLASS 1              Ticker                   JISTX
                     CUSIP                47803X792
                     SEC number           811-21779

STRATEGIC BOND FUND

Subadviser: Western Asset Management Company

Investment Objective:    To seek a high level of total return consistent with
                         preservation of capital.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

The Fund's assets may be allocated among the following five sectors of the fixed income market listed below:

-U.S. government obligations,

-investment grade domestic corporate fixed income securities,

-below investment grade or non-investment grade high yield corporate fixed income securities,

-mortgage-backed and asset-backed securities and

-investment grade and below investment grade or non-investment grade high yield international fixed income securities.

The Fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the subadviser. Below investment grade securities are commonly referred to as "junk bonds".

The subadviser will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from a Fund which is invested in these securities without incurring undue risks to principal value. The allocation decisions are based on the subadviser's analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

In making this determination, the subadviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. The subadviser also relies on its own assessment of economic and market conditions both on a global and local (country) basis. The subadviser considers economic factors including current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The Fund's assets may not always be allocated to the highest yielding securities if the subadviser believes that such investments would impair the Fund's ability to preserve shareholder capital. The subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

The types and characteristics of the U.S. government obligations, mortgage-backed and asset-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Fund are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Funds, and in the section entitled "Other Instruments" in the SAI. The types and characteristics of the money market securities purchased by the Fund are similar to the investment objective of the Money Market Fund, to obtain maximum current income consistent with preservation of principal and liquidity. Potential investors should review these other discussions in considering an investment in shares of the Fund. The Fund may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Fund's assets may be invested in foreign securities. The subadviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

The high yield sovereign fixed income securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. The subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

Although the subadviser does not anticipate investing in excess of 75% of the Fund's assets in domestic and developing country fixed income securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. By investing a portion of the Fund's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, the subadviser seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated "C" by Moody's or "CCC" or lower by S&P).

In light of the risks associated with investing in high yield corporate and sovereign debt securities, the subadviser considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

                 Corporate Debt Securities                                 Sovereign Debt Instruments
-issuer's financial condition                                     -economic and political conditions within
                                                                  the issuer's country
-issuer's sensitivity to economic conditions and trends           -issuer's external and overall Debt levels,
                                                                  and its ability to pay
-issuer's operating history                                       -principal and interest when due
-experience and track record of the issuer's management           -issuer's access to capital markets and
                                                                  other sources of funding
                                                                  -issuer's debt service payment history

The subadviser also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objective may be more dependent on the subadviser credit analysis than would be the case if it invested in higher quality debt securities.

The Fund may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Whether the Fund achieves its investment objective is significantly dependent on the ability of the subadviser to allocate the Fund effectively among the different investment categories. If the subadviser does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the Fund could be volatile and the value of the Fund may decline.

Investing in foreign securities increases the risk of investing in the Fund. However, the ability of the Fund to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the Fund to the extent it may reduce the Fund's exposure to a single market.

Fund Codes

CLASS 1              Ticker               JISBX
                     CUSIP            47803X776

                     SEC number       811-21779

STRATEGIC INCOME FUND

Subadviser: MFC Global Investment Management (U.S.), LLC

Investment Objective:    To seek a high level of current income.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of it assets in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and domestic high yield bonds.

The Fund invests primarily in the following types of securities:

-foreign government and corporate debt securities from developed and emerging markets;

-U.S. Government and agency securities; and

-domestic high yield bonds.

The Fund may also invest in preferred stock and other types of debt securities, including domestic corporate debt securities and mortgage-backed securities.

Although the Fund invests in securities rates as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment grade. There is no limit on the Fund's average maturity.

The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P or Moody's). Under normal circumstances, no more than 15% of the total fund assets will be invested in asset-backed securities rated less than A by both rating agencies.

In managing the Fund, the subadviser allocates assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the subadviser may invest up to 100% of the Fund's assets in any one sector.

Within each sector, the subadviser looks for securities that are appropriate for the overall Fund in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The Fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the Fund may invest up to 10% of net assets in domestic or foreign stocks.

The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance).

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including emerging markets)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

TOTAL RETURN FUND

Subadviser: Pacific Investment Management Company LLC

Investment Objective:    To seek to realize maximum total return, consistent
                         with preservation of capital and prudent investment management.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         achieve this investment objective by investing at least
                         65% of the its total assets in diversified fixed income instruments of varying maturities.

In selecting securities for the Fund, the subadviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed income securities in which the Fund may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

-securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

-corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-mortgage-backed and other asset-backed securities;

-inflation-indexed bonds issued by both governments and corporations;

-structured notes, including hybrid or "indexed" securities and event-linked bonds;

-loan participations and assignments;

-delayed funding loans and revolving credit facilities;

-bank certificates of deposit, fixed time deposits and bankers' acceptances;

-debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

-repurchase agreements and reverse repurchase agreements;

-obligations of non-U.S governments or their subdivisions, agencies and government-sponsored enterprises; and

-obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The Fund invests in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The average Fund duration will normally vary within a three to six year time frame.

Use of Hedging and Other Strategic Transactions

The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:

-purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-purchase and sell futures and options on futures,

-purchase and sell currency or securities on a forward basis,

-enter into interest rate, index, equity, total return, currency and credit default swap agreements.

The Fund may use the above-mentioned strategies to obtain market exposure to the securities in which the Fund primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Currency Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Short Sale Risk

Fund Codes

CLASS 1              Ticker                   JITRX
                     CUSIP                47803X735
                     SEC number           811-21779

U.S. GOVERNMENT SECURITIES FUND

Subadviser: Western Asset Management Company

Investment Objective:    To obtain a high level of current income consistent
                         with preservation of capital and maintenance of liquidity.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the Fund's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The Fund may invest up to 20% of its net assets in non-U.S. government securities such as, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

The Fund invests in:

-mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

-U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations) (U.S. Treasury obligations are supported by the full faith and credit of the U.S. government);

-obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

-mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

-futures contracts or financial instruments and indices.

-collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

As noted above, the Fund may invest not only in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as GNMA Certificates and U.S. Treasury obligations, but also in U.S. Government securities that are backed only by their own credit and not the full faith and credit of the U.S. government (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

The Fund must comply with diversification requirements established pursuant to the Internal Revenue Code (the "Code") for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the Fund are subject to the following restrictions:

-no more than 55% of the value of the Fund's gross assets may be represented by any one investment;

-no more than 70% of the value of the Fund's gross assets may be represented by any two investments;

-no more than 80% of the value of the Fund's gross assets may be represented by any three investments; and

-no more than 90% of the value of the Fund's gross assets may be represented by any four investments.

To determine the Fund's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the Fund may not invest more than 55% of the value of its total assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

Use of Hedging and Other Strategic Transactions

The Fund is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the Fund may:

-write covered call options and put options on securities and purchase call and put options on securities,

-write covered call and put options on securities indices and purchase call and put options on securities indices,

-enter into futures contracts on financial instruments and indices, and

-write and purchase put and call options on such futures contracts.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Fixed Income Securities Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Fund Codes

CLASS 1              Ticker                   JIUSX
                     CUSIP                47803X685
                     SEC number           811-21779

U.S. HIGH YIELD BOND FUND

Subadviser: Wells Capital Management, Incorporated

Investment Objective:    To seek total return with a high level of current
                         income

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of the Fund's net assets (plus any borrowing for investment purposes) at the time of investment in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities
                         (sometimes referred to as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

The subadviser actively manages a diversified Fund of below investment grade debt securities (often called "junk bonds" or high yield securities). The subadviser does not manage the Fund to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a "bottom-up" approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments. The subadviser analyzes the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The subadviser research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.

The subadviser purchases securities for the Fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. Wells Capital attempts to invest in high yield securities of issuers who it believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the Fund consists of income earned on the Fund's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Permitted Investments

Under normal circumstances, the subadviser invests:

-At least 80% of the Fund's net assets in corporate debt securities that are below investment grade, including preferred and other convertible securities;

-Up to 15% of total assets in any one industry; and

-Up to 5% of total assets in any one issuer.

The subadviser will generally invest in below investment grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the Fund securities is expected to be at least B- as rated by S&P.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Issuer Risk

In addition, market timers may target Funds with significant investments in high yield securities that are infrequently traded. The Fund may invest significant amounts in such securities. While the Fund will seek to identify and prevent such trading no assurance can be given that the Fund will be successful in doing so.

Fund Codes

CLASS 1              Ticker                   JIHLX
                     CUSIP                47803X677
                     SEC number           811-21779

                                  HYBRID FUNDS

GLOBAL ALLOCATION FUND

Subadviser: UBS Global Asset Management (Americas) Inc.

Investment Objective:    To seek total return, consisting of long-term capital
                         appreciation and current income.

Investment Strategies:   Under normal market conditions, the Fund invests in
                         equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities.

The Fund is a multi-asset Fund and invests in each of the major asset classes:
U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.

Within the equity portion of the Fund, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a Fund of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the subadviser's investment decisions with respect to the equity portion of the portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the subadviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the subadviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Fund may invest in both investment grade and high yield (lower-rated) securities.

The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to

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interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The subadviser actively manages the Fund. As such, increased Fund turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock, preferred stock, IPOs and ETFs. The Fund may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the Fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage Fund risks.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-ETFs Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Markets Risk)

-IPOs Risk

-Issuer Risk

The subadviser allocates the Fund's assets among several asset categories. The risks associated with asset allocation include the risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be over weighted in equity securities when the stock market is falling and the fixed income market is rising.

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

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MANAGED FUND

Subadvisers: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") and Declaration Management and Research LLC ("Declaration")

Investment Objective:    To seek income and long-term capital appreciation

Investment Strategies:   Under normal market conditions, the Fund invests
                         primarily in a diversified mix of: (a) common stocks of large capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

60%* GMO

40%* Declaration

*Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

This allocation methodology may change in the future.

GMO

In managing its portion of the Fund, GMO seek to outperform its benchmark, currently, the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

GMO typically invests its portion of the Fund in equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. GMO defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, GMO invests at least 80% of its portion of the Fund in investments tied economically to the U.S.

GMO uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what GMO believes to be their fundamental value. GMO also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by GMO and the models it uses may change over time.

GMO intends that its portion of the Fund will be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. GMO in managing its portion of the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

Declaration

Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bond and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. Declaration opportunistically emphasizes bonds with yields in excess of Treasury securities.

Declaration normally has no more than 10% of its bond total assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

Except as otherwise stated under "Temporary Defensive Investing" the portion of the Fund managed by Declaration normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

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All Portions of the Fund

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-High Portfolio Turnover Risk

-Issuer Risk

These and other risks are described under "Risks of Investing in Certain Types of Securities" following the Fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

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                                 SPECIALTY FUNDS

FINANCIAL SERVICES FUND

Subadviser: Davis Selected Advisers, L.P.

Investment Objective:    To seek growth of capital.

Investment Strategies:   Under normal market conditions, the Fund invests
                         primarily in common stocks of financial services companies and at least 80% of the Fund's net assets
                         (plus any borrowings for investment purposes) at the time of investment are invested in companies that are principally engaged in financial services.

A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The Fund may also invest in other equity securities and in foreign and fixed income securities.

The subadviser uses the Davis Investment Discipline in managing the Fund's portfolio. The subadviser conducts extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an approximate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

-Proven track record

-Significant personal ownership in business

-Strong balance sheet

-Low cost structure

-High after-tax returns on capital

-High quality of earnings

-Non-obsolescent products/services

-Dominant or growing market share

-Participation in a growing market

-Global presence and brand names

The subadviser's goal is to invest in companies for the long term. The subadviser considers selling a company if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

The Fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

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

-Equity Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk (Financial Services Securities Risk)

-Issuer Risk

The Fund concentrates (that is invests at least 25% or more) its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a Fund which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector.

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

GLOBAL REAL ESTATE FUND

Subadviser: Deutsche Investment Management Americas Inc. ("DeAM")

Investment Objective:    To seek a combination of long-term capital appreciation
                         and current income.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of net assets (plus any borrowings for investment purposes) at the time of investment in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S.
                         and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The Fund will be invested in issuers located in at least three different countries, including the United States.

The Fund may invest its assets in short-term debt securities, notes, bonds, securities of companies not principally engaged in real estate, stock index futures contracts and similar instruments and American, European and Global Depositary Receipts.

While DeAM is the subadviser of the Fund, the day-to-day activities of managing the Fund have been delegated to RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF").

A company is considered to be a real estate operating company if, in the opinion of DeAM RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

DeAM RREEF looks for real estate securities it believes will provide superior returns to the Fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, DeAM RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a global network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. DeAM RREEF also considers the effect of the real estate securities markets in general when making investment decisions. DeAM RREEF does not attempt to time the market.

The Fund may realize some short-term gains or losses if DeAM RREEF chooses to sell a security because it believes that one or more of the following is true:

-A security is not fulfilling its investment purpose;

-A security has reached its optimum valuation; or

-A particular company or general economic conditions have changed.

DeAM RREEF's United States fund management team will select all North and South American investments. Foreign investments will be selected by fund management teams within affiliates of DeAM RREEF under common control with Deutsche Bank AG, the indirect parent company of DeAM RREEF. All fund management teams will contribute to the global regional allocation process.

Description of REITs. A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

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

Based on its recent practices, DeAM RREEF expects that the Fund's assets will be invested primarily in equity REITs. In changing market conditions, the Fund may invest in other types of REITs. While a REIT is an entity defined by U.S. tax laws, various countries have created entities similar to REITs.

Temporary Defensive Investing: To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fund may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the Fund is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk

-Interest Rate Risk

-Issuer Risk

-Real Estate Securities Risk

Fund Codes

CLASS 1              CUSIP                41015E106
                     SEC number           811-21779

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

HEALTH SCIENCES FUND

Subadviser:  T. Rowe Price Associates, Inc.

Investment Objective:    To seek long-term capital appreciation.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

While the Fund may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

The subadviser's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities, futures, and options in keeping with its objective.

In managing the Fund, the subadviser uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Industry or Sector Investing Risk (including Health Sciences Risk)

-Issuer Risk

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

The Fund concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The Fund may invest a considerable portion of assets in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products.

Use of Hedging And Other Strategic Transactions The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Fund may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The SAI contains a description of these strategies and of certain risks associated therewith.

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

NATURAL RESOURCES FUND

Subadviser: Wellington Management Company LLP

Investment Objective:    To seek long-term total return.

Investment Strategies:   Under normal market conditions, the Fund will invest at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

The Fund seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The Fund invests in four major areas: 1) energy, 2) metals and mining, 3) forest products and 4) other natural resource-based companies which are described below.

Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

Metals and Mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

Forest Products. The forest products sector includes timber, pulp and paper product companies.

Other Natural Resources-Based Companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

The Fund's "normal" allocation across the natural resources sub-sectors is approximately:

60% -- Energy and energy related

30% -- Metals and mining

10% -- Forest products, miscellaneous commodities companies, and non-ferrous metals.

The "normal" sub-sector allocation reflects the subadviser's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The Fund's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

The subadviser uses a value-based approach to invest in a broad range of natural resources sectors. The subadviser utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions the Fund is fully invested.

Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of the subadviser's analysis is understanding the economic and political dynamics of each of these countries. The Fund may invest without limitation in foreign securities. The Fund utilizes currency hedging to protect the value of the Fund's assets when the subadviser deems it advisable to do so.

The subadviser utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the Fund on the basis of relative attractiveness. The subadviser uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

Benchmark. The custom natural resources benchmark will consist of: 60% MSCI World Energy Sources and Equipment & Services, 30% MSCI World Metals and Mining and 10% MSCI World Forest Products & Paper.

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

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Foreign Securities Risk (including emerging market risk)

-Industry or Sector Investing Risk (including Natural Resources Risk)

-Issuer Risk

The Fund concentrates its investments (i.e. invests 25% or more) in natural resource related companies which involves special risks. For example, these companies may be affected by international political and economic developments, energy conservation, success of exploration projects, tax and other government regulations.

Fund Codes

CLASS 1              Ticker                   JINRX
                     CUSIP                47803V127
                     SEC number           811-21779

REAL ESTATE EQUITY FUND

Subadviser:  T. Rowe Price Associates, Inc.

Investment Objective:    To seek long-term growth through a combination of
                         capital appreciation and current income.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of net assets (plus any borrowing for investment purposes) at the time of investment in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least 50% of assets to, real estate activities.

The Fund is likely to maintain a substantial portion of assets in REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments. The Fund generally invests in equity REITs. Other investments in the real estate industry may include real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms, finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

The Fund will not own real estate directly and will have no restrictions on the size of companies selected for investment. Up to 20% of Fund net assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms, as well as in companies unrelated to the real estate business.

Stock selection is based on fundamental, bottom-up analysis that generally seeks to identify high-quality companies with both good appreciation prospectus and income-producing potential. Factors considered by the Fund manager in selecting real estate companies include one or more of the following: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company's real estate activities.

In pursing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 25% of total assets), convertible securities, futures, and options, in keeping with the objectives of the Fund. The Fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. The Fund may purchase up to 10% of its total assets in any type of non-investment grade debt securities (or junk bond) including those in default. Fund investments in convertible securities are not subject to this limit. Below investment grade bonds, or junk bonds can be more volatile and have greater risk of default than investment grade bonds.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

REITs. The Fund may invest a substantial portion of its assets in REITs, which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments.

The types of properties owned, and sometimes managed, by REITs include: office buildings, apartment and condominiums, retail properties, industrial and commercial sites, hotels and resorts, health care facilities, manufactured housing, self-storage facilities, leisure properties, special use facilities.

REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. For this reason and others, a fund investing in REITs provides investors with an efficient, low-cost means of diversifying among various types of property in different regions.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Industry or Sector Investing Risk

-Issuer Risk

-Non-Diversified Fund Risk

-Real Estate Securities Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              CUSIP                41015E841
                     SEC number           811-21779

REAL ESTATE SECURITIES FUND

Subadviser:  Deutsche Investment Management Americas Inc.

Investment Objective:    To seek to achieve a combination of long-term capital
                         appreciation and current income.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of net assets (plus any borrowings for investment purposes) at the time of investment in equity securities of REITs and real estate companies.
                         Equity securities include common stock preferred stock and securities convertible into common stock.

While DeAM is the subadviser of the Fund, the day-to-day activities of managing the Fund have been delegated to RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF").

A company is considered to be a real estate company if, in the opinion of DeAM RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

DeAM RREEF looks for real estate securities it believes will provide superior returns to the Fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, DeAM RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM RREEF believes will be the most profitable to the Fund. DeAM RREEF also considers the effect of the real estate securities markets in general when making investment decisions. DeAM RREEF does not attempt to time the market.

Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The Fund may realize some short-term gains or losses if DeAM RREEF chooses to sell a security because it believes that one or more of the following is true:

-A security is not fulfilling its investment purpose;

-A security has reached its optimum valuation; or

-A particular company or general economic conditions have changed.

Based on its recent practices, DeAM RREEF expects that the Fund's assets will be invested primarily in equity REITs. In changing market conditions, the Fund may invest in other types of REITs.

Other Investments. When DeAM RREEF believes that it is prudent, the Fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the Fund's cash assets remain liquid while performing more like stocks).

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The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Temporary Defensive Investing To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fund may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the Fund is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Industry or Sector Investing Risk

-Issuer Risk

-Non-Diversified Fund Risk

-Real Estate Securities Risk

Fund Codes

CLASS 1              Ticker                   JIREX
                     CUSIP                47803X503
                     SEC number           811-21779

SCIENCE & TECHNOLOGY FUND

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price") and RCM Capital Management LLC ("RCM")

Investment Objective:    To seek long-term growth of capital. Current income is
                         incidental to the Fund's objective.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:
50%* T. Rowe Price
50%* RCM

*Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

This allocation methodology may change in the future.

In managing its portion of the Fund, RCM may enter into short sales including short sales against the box.

Some industries likely to be represented in the Fund include:

-Computers including hardware, software and electronic components

-telecommunications

-media and information services

-environmental services

-e-commerce

-life sciences and health care, including pharmaceuticals, medical devices, and biotechnology

-chemicals and synthetic materials

-defense and aerospace

While most of the Fund's assets are invested in U.S. common stocks, the Fund may also purchase other types of securities, including U.S. and non-U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants in keeping with its objectives.

Stock selection for the Fund generally reflects a growth approach based on an assessment of a company's fundamental prospects for above-average earnings, rather than on a company's size. As a result, Fund holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances. The Fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through IPOs.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

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

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risk associated therewith.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk (including Growth Investing Risk)

-Foreign Securities Risk

-Industry or Sector Investing Risk (including Telecommunications, Health Sciences and Technology Risks)

-Issuer Risk

-Non-Diversified Fund Risk

-Small and Medium Size Companies Risk

The Fund is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly, and a Fund of these securities may be riskier or more volatile in price than one that invests in more market sectors. Due to the Fund's emphasis on science and technology sectors, including Internet-related investments, an investment in the Fund should be considered extremely risky even as compared to other funds that invest primarily in the securities of small companies. Investing in the Fund alone cannot provide a balanced investment program.

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

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

UTILITIES FUND

Subadviser:  Massachusetts Financial Services Company

Investment Objective:    To seek capital growth and current income (income above
                         that available from a Fund invested entirely in equity securities).

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities of companies in the utilities industry.
                         Securities in the utilities industry may include equity and debt securities of domestic and foreign companies
                         (including emerging markets).

The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the Fund invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region. Companies in the utilities industry include: (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and (ii) companies engaged in telecommunications, including telephone, cellular, telegraph, satellite, microwave, cable television and other communications media.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The subadviser uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of structure of a debt instrument and its features may also be considered.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

As noted above, the Fund's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-a fixed income stream, and

-the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

Fixed Income Investments. The Fund invests in the following fixed income securities:

-corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to but not including 20% of its net assets in lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing -- Lower Rated Fixed Income Securities" for further information on these securities).

-mortgage-backed securities and asset-backed securities, (see "Other Risks of Investing -- Asset Backed Securities/Mortgage Backed Securities" for further information on these securities).

-U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage

Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be charted or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

Foreign Securities. The Fund may not exceed 35% of its net assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

-Equity securities of foreign companies in the utilities industry,

-Fixed income securities of foreign companies in the utilities industry,

-Fixed income securities issued by foreign governments.

The Fund may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

General. The Fund may also invest to a limited extent in: (a) municipal bonds,
(b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities, (f) indexed/structured securities and (g) repurchase agreements, (h) short-term instruments and (i) when-issued securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the SAI.

The Fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Fixed Income Securities Risk

-Foreign Securities Risk (including Emerging Markets Risk)

-High Portfolio Turnover Risk

-Industry or Sector Investing Risk (including Utilities Risk)

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

-Non-Diversified Funds Risk

The fund's performance will be closely tied to the performance of issuers in a limited number of industries. Issuers in a single industry can react similarly to market, economic, political or regulatory conditions and developments. As a result, the fund's performance could be more volatile than the performance of more broadly-diversified funds.

Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

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

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

                                  INDEX FUNDS

INDEX 500 FUND

Subadviser:  MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    To approximate the aggregate total return of a
                         broad-based U.S. domestic equity market index.

Investment Strategies:   Under normal market conditions, the Fund seeks to
                         approximate the aggregate total return of a broad-based
                         U.S. domestic equity market index. To pursue this goal, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund's investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index. As of August
                         31, 2006, the market capitalizations of companies included in the S&P 500 Index ranged from $1.412 billion to $409.425 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

Use of Hedging and Other Strategic Transactions

The Fund may invest in futures contracts and Depository Receipts. The Fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

TOTAL BOND MARKET FUND

Subadviser: Declaration Management & Research, LLC

Investment Objective:    Seeks to track the performance of the Lehman Brothers
                         Aggregate Bond Index (the "Lehman Index") (which represents the U.S. investment grade bond market).

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities listed in this index.

The Fund attempts to match the performance of the Lehman Index by holding a representative sample of the securities that comprise the Lehman Index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track the Lehman Index, typically will be unable to match the performance of the index exactly. The Lehman Index composition may change from time to time. The subadviser will reflect those changes in the composition of the Fund as soon as practicable.

The Fund is an intermediate term bond fund of high and medium credit quality.

The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

-U.S. Treasury and agency securities;

-Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage- backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

-Corporate bonds, both U.S. and foreign (if dollar denominated); and

-Foreign government and agency securities (if dollar denominated).

The Fund may purchase other types of investments that are not in the Lehman Index. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

The Fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Fixed Income Securities Risk

-Foreign Securities Risk

-Index Management Risk

-Interest Rate Risk

-Issuer Risk

-Mortgage-Backed and Asset-Backed Securities Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                       --
                     SEC number           811-21779

INTERNATIONAL EQUITY INDEX FUND

Subadviser:  SSgA Funds Management, Inc.

Investment Objective:    Seeks to track the performance of a broad-based equity
                         index of foreign companies, primarily in developed countries and, to a lesser extent, in emerging market countries.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities listed in the Morgan Stanley Capital
                         International All Country World Excluding U.S. Index
                         (the "MSCI ACW ex-US Index"). As of August 31, 2006, the market capitalizations of companies included in the MSCI ACW ex-US Index ranged from $26.3 million to $277 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the MSCI ACW ex-US Index by holding all, or a representative sample, of the securities that comprise the index. However, an index Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

The subadviser employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly the same proportion as represented by the index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the index. The index composition changes from time to time. The subadviser will reflect those changes in the composition of the Fund as soon as practicable.

The Fund is normally fully invested. The subadviser invests in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain ETFs, cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Foreign Securities Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                47803X362
                     SEC number           811-21779

MID CAP INDEX FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    Seeks to approximate the aggregate total return of a
                         mid cap U.S. domestic equity market index.

Investment Strategies:   Under normal market conditions, the Fund invests at
                         least 80% net of its assets (plus any borrowings for purposes) at the time of investment investment in (a) the common stocks that are included in the S&P 400 Mid
                         Cap Index and (b) securities (which may or may not be included in the S&P Mid Cap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index. As of October 31, 2006, the market capitalizations of companies included in the S&P
                         400 Mid Cap Index ranged from $570 million to $11.11 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the S&P 400 Mid Cap Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

The Fund may invest in futures contracts and Depository Receipts. The Fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the SAI.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

-Small and Medium Size Company Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                47803X347
                     SEC number           811-21779

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

SMALL CAP INDEX FUND

Subadviser:  MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    Seeks to approximate the aggregate total return of a
                         small cap U.S. domestic equity market index.

Investment Strategies:   Under normal market conditions, the Fund invests, at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000
                         Index and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index. As of October 31, 2006, the market capitalizations of companies included in the Russell
                         2000 Index ranged from $0.09 billion to $2.9 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the Russell 2000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                47803X321
                     SEC number           811-21779

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

TOTAL STOCK MARKET INDEX FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited

Investment Objective:    Seeks to approximate the aggregate total return of a
                         broad U.S. domestic equity market index.

Investment Strategies:   Under normal market conditions, the Fund invests, at
                         least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Dow Jones
                         Wilshire 5000 Index and (b) securities (which may or may not be included in the Dow Jones Wilshire 5000
                         Index) that the subadviser believes as a group will behave in a manner similar to the index. As of August
                         31, 2006, the market capitalizations of companies included in the Dow Jones Wilshire 5000 Index ranged from less than $50 million to $399 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the Dow Jones Wilshire 5000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk

-Derivatives Risk

-Equity Securities Risk

-Index Management Risk

-Issuer Risk

-Small and Medium Size Companies Risk

Fund Codes

CLASS 1              Ticker                      --
                     CUSIP                47803X297
                     SEC number           811-21779

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                          ADDITIONAL INFORMATION ABOUT
                    THE FUNDS' RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active Management Risk

The Funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

Credit and Counterparty Risk

Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivative Risk

See "Hedging and Other Strategic Transactions" below.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will under perform value stocks.

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Exchange Traded Funds (ETFs) Risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed Income Securities Risk

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment Grade Fixed Income Securities in the Lowest Rating Category. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's), commonly known as "junk" bonds. The principal risks of investing in these securities are as follows:

-Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

-Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

-Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

-Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

-Additional Risks Regarding Lower Rated Corporate Fixed Income Securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in

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economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

-Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Foreign Securities Risk

The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

-Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

-Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

-Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

-Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

-Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

-Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

High Portfolio Turnover Risk

A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

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Index Management Risk

Certain factors may cause a Fund to track its target index less closely. For example, a subadviser may select securities that are not fully representative of the index, and the Fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the Fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or Sector Investing Risk

When a Fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a Fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Industry. A Fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory

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environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Technology Related Risk. A Fund investing in technology companies, including companies engaged in Internet- related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described below under "Small and Medium Sized Companies."

Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (IPOs) Risk

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment Company Securities Risk

Each Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. See "Risk Factors -- Fund of Funds Risk" in the SAI for further information regarding investments in other investments companies.

Issuer Risk

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity Risk

A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to

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liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage- backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the

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underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-Diversified Fund Risk

Definition of Non-Diversified. Any Fund that is non-diversified is only limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the Fund's own investment restrictions and the diversification requirements of the Code. In contrast, a diversified Fund may not, as to 75% of its assets, invest more than five percent of its total assets in the securities of one issuer, or own more than ten percent of the outstanding voting securities, of any one issuer.

Risks. Since a non-diversified Fund may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified Fund may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

Real Estate Securities Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

-Declines in the value of real estate;

-Risks related to general and local economic conditions;

-Possible lack of availability of mortgage funds;

-Overbuilding;

-Extended vacancies of properties;

-Increased competition;

-Increases in property taxes and operating expenses;

-Change in zoning laws;

-Losses due to costs resulting from the clean-up of environmental problems;

-Liability to third parties for damages resulting from environmental problems;

-Casualty or condemnation losses;

-Limitations on rents;

-Changes in neighborhood values and the appeal of properties to tenants; and

-Changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

Short Sale Risk

See "Short Sales" under "Additional Information About the Funds' Investment Policies".

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Small and Medium Size Companies Risk

Small or Unseasoned Companies:

-Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

-Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

-Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

-Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

-Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies:

-Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Stripped Securities Risk

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES

Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

Investment Grade Debt Securities

Investment grade debt securities are securities of an issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. (or, if unrated, of comparable quality as determined by the subadviser).

Foreign Repurchase Agreements

A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Hedging and Other Strategic Transactions

The Funds are authorized to use a variety of hedging or other strategic investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used are described below:

-exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

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-financial futures contracts (including stock index futures),

-interest rate transactions*,

-currency transactions**,

-swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

-structured notes, including hybrid or "index" securities.

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

**A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in this prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.

Hedging and Other Strategic Transactions may be used for the following purposes:

-to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-to protect a Fund's unrealized gains in the value of its securities,

-to facilitate the sale of a Fund's securities for investment purposes,

-to manage the effective maturity or duration of a Fund's securities,

-to establish a position in the derivatives markets as a method of gaining exposure to a particular market, or

-to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

Illiquid Securities

Each Fund is precluded from investing in excess of 15% of its respective net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

The Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. The Funds bear the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

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Loan Participations

The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

Short Sales

The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

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U.S. Government Securities

The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

Warrants

The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

When-Issued Securities/Forward Commitments

In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. These terms mean that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Fund will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

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                                  YOUR ACCOUNT

Class 1 Shares

The Class 1 shares of the Funds are sold without any front-end or deferred sales charges. The share class has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

Class 1 Shares

Distribution and service (12b-1) fees of 0.05%.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use a Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the Funds, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer may receive a percentage of these fees. In addition, the John Hancock Funds, LLC (the "Distributor") may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Transaction Policies

Valuation of Shares. The NAV per share for the Funds and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Securities held by a Fund are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

Generally, trading in (i) non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is calculating its NAV. In view of these factors, it is likely that Funds investing significant

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

amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares") which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Money market instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Purchase and Redemption Prices. When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

Execution of Requests. The Funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive Trading. The Funds are intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if a Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund's portfolio or otherwise not be in a Fund's best interest in light of unusual trading activity related to your account. In the event a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAVs at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange Limitation Policies. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

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Limitation on Exchange Activity. The Funds, through their agents, undertakes to use its best efforts to exercise their right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a Fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that Fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since Funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a Fund will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

Excessive Trading Risk. To the extent that a Fund or its agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund's portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in Fund transactions. Increased Fund transactions and use of the line of credit would correspondingly increase a Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any Fund, certain types of Funds are more likely than others to be targets of excessive trading. For example:

-A Fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

-A Fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets

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that occur subsequent to the close of the primary market for such securities.
Each Fund may have significant investments in foreign securities.

-A Fund that invests a significant portion of its assets in below-investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities.

-Any frequent trading strategies may interfere with efficient management of a Fund's portfolio. A Fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a Fund that invests in highly liquid securities. These risks would be less significant, for example, in a Fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of a Fund shares held by other shareholders.

Dividends and Account Policies

Dividends. Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of a Fund or paid in cash.

Account Statements. The Funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

Disclosure of Fund portfolio holdings. The Funds' Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Funds will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Funds. In addition, the ten largest holdings of the Funds will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Funds files their Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Funds' Form N-CSR and Form N-Q will contain the Funds' entire portfolio holdings as of the applicable calendar quarter end.

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                                  FUND DETAILS

Business Structure

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Funds.

The Trustees have the power to change the respective investment goal of each of the Funds without shareholder approval.

The Trustees have the power to change the focus of the investment policy of each of the Funds that provides for the investment of a specified percentage of its assets in particular securities or geographic regions without shareholder approval. Particular Funds will provide written notice to shareholders at least 60 days prior to a change in their 80% investment policy, as required under the 1940 Act and disclosed in the SAI.

                                  Shareholders

             Distribution and                                      Financial services firms and
           shareholder services                                        their representatives

                                                     Advise current and prospective shareholders on their Fund
                                                                 investments, often in the context
                                                                   of an overall financial plan.

           Principal distributor                                          Transfer agent

          John Hancock Funds, LLC                                     John Hancock Signature
                                                                          Services, Inc.

 Markets the Funds and distributes shares            Handles shareholder services, including recordkeeping and
through selling brokers, financial planners       statements, distribution of dividends and processing of buy and
   and other financial representatives.                                   sell requests.

            Investment adviser                                               Custodian

          John Hancock Investment                                State Street Bank & Trust Company
         Management Services, LLC                                      2 Avenue de Lafayette
            601 Congress Street                                          Boston, MA 02111
           Boston, MA 02210-2805
                                                Holds the Funds' assets, settles all portfolio trades and collects
 Manages the Funds business and investment        most of the valuation data required for calculating each Fund's
                activities.                                                    NAV.

                Subadviser

Provides portfolio management to the Funds

                                    Trustees
                         Oversee the Funds' activities.

Management Fees. As full compensation for its services, the Adviser receives a fee from each Fund.

The fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund include the net assets of the Fund and the net assets of one or more other John

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

Hancock Fund Complex funds (or portions thereof) that have the same subadviser as the Fund. If a Fund and such other Fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a Fund. The fee for each Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of a Fund at the close of business on the previous business day of a Fund.

The schedule of the annual percentage rates of the management fees for the Funds are set forth in Appendix A hereto.

A discussion regarding the basis of the Board of Trustees' approving the investment advisory and subadvisory contracts of the Funds is available in the Funds' annual report to shareholders for the period ended August 31, 2006.

Subadviser Information and Management Biographies

The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHF II. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHF II with respect to the implementation of such programs.

Subadvisory Fees. Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

Additional information about each portfolio manager including compensation, other accounts managed and Fund holdings is found in the SAI.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a Fund is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

AIM Capital Management, Inc. ("AIM")

AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

    Fund                                                Portfolio Managers
    ----                                                ------------------
    All Cap Growth Fund* ..........................     Lanny H. Sachnowitz
                                                        Kirk L. Anderson
                                                        James G. Birdsall
                                                        Robert J. Lloyd

    Small Company Growth Fund** ...................     Juliet S. Ellis
                                                        Juan R. Hartsfield

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

* The portfolio managers for the All Cap Growth Fund are assisted by the subadviser's Large/Multi-Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the subadviser. Team members provide research support and make securities recommendations, but do not have day-today management responsibilities, with respect to the Fund's portfolio.

** The portfolio managers for the Small Company Growth Fund are similarly assisted by the subadviser's Small Cap Core/ Growth Team.

-Kirk L. Anderson. Portfolio Manager; associated with AIM and/or its affiliates since 1994.

-James G. Birdsall. Portfolio Manager; associated with AIM and/or its affiliates since 1995.

-Juliet S. Ellis. Senior Portfolio Manager; associated with AIM and/or its affiliates since 2004; formerly a Managing Director of JPMorgan Fleming Asset Management.

-Juan R. Hartsfield. Portfolio Manager; associated with AIM and/or its affiliates since 2004; formerly a co-portfolio manager in the JPMorgan Fleming Asset Management.

-Robert J. Lloyd. Portfolio Manager; associated with AIM/and or its affiliates since 2000; formerly an employee of American Electric Power (1997-2000).

-Lanny H. Sachnowitz. Senior Portfolio Manager; associated with AIM/and or its affiliates since 1987. As the lead manager for the All Cap Growth Fund, Mr. Sachnowitz generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

-Ronald S. Sloan (lead manager). Senior Portfolio Manager; joined AIM in 1998; formerly, President of Verissimo Research & Management, Inc. (1993 to 1998).

American Century Investment management, Inc. ("American Century")

American Century has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

    Fund                                        Portfolio Managers
    ----                                        ------------------
    Small Company Fund .....................    William Martin
                                                Wilhelmine von Turk
                                                Thomas P. Vaiana
                                                Brian Ertley

    Vista Fund .............................    Glen A. Fogle
                                                David M. Holland

-Glenn A. Fogle. Senior Vice President and Senior Portfolio Manager; joined American Century in 1990; a portfolio manager since 1993.

-David M. Holland. Vice President and Portfolio Manager; joined American Century in 1998; a portfolio manager since 2004.

-William Martin. Senior Vice President and Senior Portfolio Manager; joined American Century in 1989; a portfolio manager since 2004.

-Wilhelmine von Turk. Vice President and Senior Portfolio Manager; joined American Century in November 1995; a portfolio manager in 2000.

-Thomas P. Vaiana. Portfolio Manager; joined American Century in February 1997; a portfolio manager in 2000.

-Brian Ertley. Portfolio Manager and Senior Quantitative Analyst; joined American Century in 1998; a portfolio manager in 2006.

BlackRock Investment Management, LLC ("BlackRock")

BlackRock's offices are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. BlackRock is owned approximately 49% by ML & Co., approximately 34% by The PNC Financial Services Group, Inc. ("PNC") and approximately 17% by employees and public shareholders. PNC is a diversified financial services organization with headquarters at 249 Fifth Avenue, One PNC Plaza, Pittsburgh, Pennsylvania 15222. ML & Co. is a financial services holding company with offices at World Financial Center, North Tower, 250 Vesey Street, New York, NY 10080. ML & Co. and PNC may be deemed "controlling persons" (as defined in the 1940 Act) of BIM because of

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their ownership of the voting securities of BlackRock or their power to exercise a controlling influence over its management or policies.

    Fund                                         Portfolio Manager
    ----                                         -----------------
    Large Cap Value Fund ...................     Robert Doll

-Robert Doll. Senior Portfolio Manager; Vice Chairman and Director of BlackRock, Inc., and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates from 2005 to 2006; President and Chief Investment Officer of MLIM and Fund Asset Management, L.P. from 2001 to 2006.

ClearBridge Advisors, LLC ("ClearBridge")

ClearBridge, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Special Value Fund .....................     Peter J. Hable

-Peter J. Hable is a Managing Director and Senior Portfolio Manager at ClearBridge Advisors. Mr. Hable has 23 years of investment industry experience. Presently, Mr. Hable is the fund manager for Legg Mason Partners Small Cap Value Fund and co-manager for Legg Mason Partners Fundamental Value Fund. Peter earned a BS in Economics from Southern Methodist University and an MBA from Wharton School at the University of Pennsylvania.

Davis Selected Advisers, L.P. ("Davis")

Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Financial Services Fund ................     Christopher C. Davis
                                                 Kenneth Charles Feinberg

    Fundamental Value Fund .................     Christopher C. Davis
                                                 Kenneth Charles Feinberg

-Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

-Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

Declaration Management & Research, LLC ("Declaration")

Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117 and is an indirect wholly owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Active Bond Fund .......................     Peter Farley
                                                 James E. Shallcross

    Managed Fund ...........................     Peter Farley

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

                                                 James E. Shallcross

    Short-Term Bond Fund                         Peter Farley
                                                 James E. Shallcross

    Total Bond Market Fund                       Peter Farley
                                                 James E. Shallcross

-Peter Farley.  Vice President; joined Declaration in 1996.

-James E. Shallcross.  Senior Vice President; joined Declaration in 1991.

Deutsche Investment Management Americas Inc. ("DeAM")

DeAM, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

DeAM RREEF, located at The Hancock Building, 875 N. Michigan Ave, 41st Floor, Chicago, IL 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation. DeAM RREEF has provided real estate investment management services to institutional investors since 1975.

RREEF Global Advisers Limited ("RREEF GA"), whose registered address is Winchester House, 1 Great Winchester Street, London, EC2N 2DB, is a wholly owned subsidiary of Deutsche Asset Management Group Limited, the holding company of the UK asset management businesses comprising, RREEF Limited, DB Absolute Return Strategies Limited and RREEF GA, It is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. The UK asset management business has provided real estate investment management services to institutional investors for over 20 years.

Deutsche Investments Australia Limited, an investment management affiliate of DeAM located ate Level 21, 83 Clarence Street, Sydney Australia, NSW 2000. Deutsche Investments Australia Limited has been a registered investment adviser since 2000.

Deutsche Asset Management (Hong Kong) Limited, an investment management affiliate of DeAM located at 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong. Deutsche Asset Management (Hong Kong) Limited has provided investment management services since 1999.

Deutsche Asset Management International GMBH, an investment management affiliate of DeAM located at Mainzer Landstrasse 178-190, Frankfurt AM Main, Germany, 60327. Deutsche Asset Management International GMBH has been a registered investment adviser since 1983.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    All Cap Core Fund ......................     Julie Abbett
                                                 Jin Chen
                                                 Robert Wang

    Dynamic Growth Fund ....................     Robert Janis

    Global Real Estate Fund ................     John F. Robertson
                                                 Daniel Ekins
                                                 John Hammond
                                                 Kurt Klauditz
                                                 William Leung
                                                 John W. Vojticeck

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    Real Estate Securities Fund ............     Jerry W. Ehlinger
                                                 John F. Robertson
                                                 John W. Vojticek
                                                 Asad Kazim

-Julie Abbett. Director and Senior Portfolio Manager for Global Quantitative Equity; joined DeAM in 2000; previously a consultant with equity trading services for BARRA, Inc. and a product developer at FactSet Research.

-Jin Chen. Director and Senior Portfolio Manager for Global Quantitative Equity
- Joined DeAM in 1999, previously a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in U.S. large and small cap equities at Thomas White Asset Management.

-Daniel Ekins, Managing Director; joined DeAM in 1997.

-Robert Wang. Managing Director and Global head of Quantitative Strategies - Joined DeAM in 1995 as senior fixed-income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed-income, derivatives and foreign exchange products.

-Jerry W. Ehlinger. Managing Director - Joined DeAM in 2004 after 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and at Morgan Stanley as senior research associate covering REITS.

-John Hammond, Managing Director; joined DeAM in 2004 and has over 13 years of industry experience.

-Robert Janis. Managing Director; joined DeAM in 2004; previously portfolio manager for 10 years at Credit Suisse Asset Management (or its predecessor, Warburg Pincus Asset Management).

-John F. Robertson, CFA, Managing Director, head of North American Real Estate Securities; joined DeAM in 1997.

-John W. Vojticek. Partner - Re-joined DeAM in September 2004. Prior to that, Mr. Vojticek was a Principal at KG Redding and Associates and Managing Director of DeAM.

-Asad Kazim. Vice President of DeAM - Joined DeAM in 2002 and has over six years of industry experience, formerly as a Financial Analyst at Clarion CRA Securities.

-Kurt Klauditz, Director and Head of Liquid Assets and Financing; joined DeAM in 2000 and has over 15 years of industry experience.

-William Leung, Vice President; joined DeAM in 2000 after spending three years with Merrill Lynch and one year at UBS Warburg primarily focusing on equity research in Hong Kong and China.

Dimensional Fund Advisors ("Dimensional")

Dimensional was organized in May 1981 as "Dimensional Fund Advisors, Inc.", a Delaware corporation, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

As the subadviser, Dimensional is responsible for the Fund's asset management. The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment decisions for the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Fund including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Fund.

Fund                                         Portfolio Manager
----                                         -----------------
International Small Company Fund .......     Karen E. Umland

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

-Karen E. Umland, Vice President; joined Dimensional in 1993.

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

GMO, with offices at 40 Rowes Wharf, Boston, Massachusetts 02110, is a private company founded in 1977 that provides investment advisory services to, among others, the GMO Funds. As of September 30, 2006, GMO managed on a worldwide basis more than $127 billion for institutional investors such as pension plans, endowments and foundations.

Fund                                         Portfolio Managers
----                                         ------------------
Growth Fund ............................     U.S. Quantitative Investment Division
Growth & Income Fund ...................     U.S. Quantitative Investment Division
Growth Opportunities Fund ..............     U.S. Quantitative Investment Division
International Growth Fund ..............     International Quantitative Investment Division
Intrinsic Value Fund ...................     U.S. Quantitative Investment Division
Managed Fund ...........................     U.S. Quantitative Investment Division
U.S. Multi Sector Fund .................     U.S. Quantitative Investment Division
Value Opportunities Fund ...............     U.S. Quantitative Investment Division

U.S. Quantitative Division. Day-to-day management of the Fund is the responsibility of the Division. The Division's members work collaboratively to manage the Fund, and no one person is primarily responsible for day-to-day management. The senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the fund is:

-Sam Wilderman. Joined GMO in 1996 and has served as co-director of U.S. equity management since 2005.

Mr. Wilderman allocates responsibility for portions of the Fund to various members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the Fund's portfolio, and monitors cash flows.

International Quantitative Division. Day-to-day management of the Fund is the responsibility of the Division. The Division's members work collaboratively to manage the Fund, and no one person is primarily responsible for day-to-day management. The member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the fund is:

-Dr. Thomas Hancock. Senior member of the Division; joined GMO in 1995. Dr. Hancock allocates responsibility for portions of the Fund to various members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the Fund's portfolio, and monitors cash flows.

Independence Investment LLC ("Independence")

Independence is located at 53 State Street, Boston, Massachusetts 02109 and is a subsidiary of Convergent Capital Management LLC ("Convergent"). Convergent is located at 190 South LaSalle Street, Chicago, Illinois, and is a subsidiary of City National Corporation, a publicly traded financial services company located at 555 South Flower Street, Los Angeles, California.

    Fund                                         Portfolio Manager
    ----                                         ------------------
    Small Cap Fund .........................     Charles S. Glovsky

-Charles S. Glovsky. Senior Vice President and Director of Small Cap strategies; joined Independence in 2000; previously worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner.

Jennison Associates LLC ("Jennison")

Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets.

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

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Capital Appreciation Fund ..............     Michael A. Del Balso
                                                 Kathleen A. McCarragher
                                                 Spiros Segalas

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since October 2005.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Fund since October 2005.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since October 2005.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Legg Mason Capital Management, Inc. ("Legg Mason")

Legg Mason traces its history to 1982, is a subsidiary of Legg Mason, Inc., a global asset management firm structured as a holding company, and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason serves as the investment manager for several domestic and offshore equity mutual funds.

    Fund                                         Portfolio Manager
    ----                                         -----------------
    Core Equity Fund .......................     Mary Chris Gay*

* Bill Miller, Chief Investment Officer of Legg Mason, manages a master portfolio that serves as a model for the Core Equity Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows and other considerations.

-Mary Chris Gay. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989. She is currently a Senior Vice President for Legg Mason and manages several domestic and international mutual funds and pooled investment vehicles.

Lord, Abbett & Co. LLC ("Lord Abbett")

Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    All Cap Value Fund .....................     Robert P. Fetch
                                                 Howard E. Hansen

    Mid Cap Value Fund .....................     Howard E. Hansen
                                                 Edward K. von der Linde

-Robert P. Fetch. Partner and Director - Small-Cap Value; joined Lord Abbett in 1995.

-Howard E. Hansen. Partner and Portfolio Manager - Mid Cap Value; joined Lord Abbett in 1995.

-Edward K. von der Linde. Partner and Director - Mid Cap Value; joined Lord Abbett in 1988.

Marsico Capital Management, LLC ("Marsico")

Marsico, located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in September 1997 as a registered investment adviser. Marsico provides investment management services to other mutual funds, institutional accounts and private accounts. Thomas F. Marsico is the founder and CEO of the firm. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

    Fund                                         Portfolio Manager
    ----                                         ------------------
    International Opportunities Fund .......     James G. Gendelman

-James G. Gendelman. Portfolio Manager; joined Marsico in 2000; previously Vice President of International Sales for Goldman, Sachs & Co.

Massachusetts Financial Services Company ("MFS")

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Utilities Fund .........................     Robert D. Persons
                                                 Maura A. Shaughnessy

-Robert D. Persons. Vice President, focusing primarily on debt securities; joined MFS in 2000.

-Maura A. Shaughnessy. Senior Vice President, focusing primarily on equities; joined MFS in 1991.

MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")

A Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") and is an affiliate of the Adviser. JHFS is a subsidiary of MFC based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

    Fund                                         Portfolio Manager
    ----                                         -----------------
    Emerging Growth Fund ...................     Henry E. Mehlman
                                                 Alan E. Norton

    Active Bond Fund .......................     Barry H. Evans
                                                 Howard C. Greene
                                                 Jeffrey N. Given

    Strategic Income Fund ..................     Daniel S. Janis, III
                                                 John F. Iles
                                                 Barry H. Evans

    High Income Fund .......................     Arthur N. Calavritinos

-Henry E. Mehlman. Vice President; joined MFC Global (U.S.) in 2002, previously a Senior Portfolio Manager at The Colony Group.

-Alan E. Norton. Senior Vice President; joined MFC Global (U.S.) in 2002, previously a Senior Portfolio Manager at The Colony Group.

-Howard C. Greene. Senior Vice President; joined John Hancock in 2002; previously a Vice President of Sun Life Financial Services Company of Canada.

-Daniel S. Janis, III. Vice President; joined John Hancock in 1999; previously a senior risk manager at BankBoston (1997 to 1999).

-John F. Iles. Vice President, joined MFC Global (U.S.) in December, 2005. Prior to joining MFC Global Investment Management, Mr. Iles was a Vice President at John Hancock. He joined John Hancock in 1999.

-Barry H. Evans. Senior Vice President, joined MFC Global (U.S.) in 2005, he is Chief Fixed Income Officer, Chief Operating Officer and a member of the Senior Investment Policy Committee. Prior to joining MFC Global

Investment Management, he was a Senior Vice President and Chief Income Officer of John Hancock. He joined John Hancock in 1986.

-Arthur N. Calavritinos, Vice President; joined MFC Global (U.S.) in 1988.

-Jeffrey N. Given, Vice President; joined MFC Global (U.S.) in 1993.

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the funds of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Index 500 Fund .........................     Carson Jen
                                                 Narayan Ramani

    Money Market Fund ......................     Maralyn Kobayashi
                                                 Faisal Rahman

    Mid Cap Index Fund .....................     Carson Jen
                                                 Narayan Ramani

    Pacific Rim Fund .......................     Pauline Dan

    Quantitative All Cap Fund ..............     Harpreet Singh
                                                 Chris Hensen
                                                 Brett Hryb

    Quantitative Mid Cap Fund ..............     Norman Ali
                                                 Rhonda Chang

    Quantitative Value Fund ................     Chris Hensen
                                                 Brett Hryb
                                                 Harpreet Singh

    Small Cap Index Fund ...................     Carson Jen
                                                 Narayan Ramani

    Total Stock Market Index Fund ..........     Carson Jen
                                                 Narayan Ramani

-Noman Ali. Assistant Vice President and Portfolio Manager, U.S. Equity, at Manulife Financial; joined MFC Global (U.S.A.) in 1999.

-Rhonda Chang. Portfolio Manager; joined MFC Global (U.S.A.) in 1994 as research analyst with the U.S. equity team; formerly an investment analyst with AIG Global Investors.

-Pauline Dan. Portfolio Manager, responsible for Greater China and Hong Kong equity portfolios; joined an affiliate of MFC Global (U.S.A.) in 2004; previously Director of Balanced Investments at AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong).

-Chris Hensen. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

-Brett Hryb. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1993.

-Carson Jen. Vice President, Index Operations, at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1997.

- Maralyn Kobayashi, Vice President and Senior Portfolio Manager of Money Market Fund; joined MFC Global (U.S.A.) in 1981.

-Faisal Rahman CFA, Portfolio Manager joined MFC Global (U.S.A.) in 2001.

-Narayan Ramani. Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

-Harpreet Singh. Vice President and Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 2000; previously a quantitative analyst at Standish, Ayer & Wood Inc.

Morgan Stanley Investment Management Inc. doing business as Van Kampen ("Van Kampen")

Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Van Kampen," has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of MSIM. MSIM also does business in certain instances using the name "Miller Anderson."

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Value Fund .............................     Thomas Bastian
                                                 James Gilligan (Lead Manager)
                                                 James Roeder
                                                 Sergio Marcheli
                                                 Vince Vizachero

-Thomas Bastian. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio manager at Eagle Asset Management.

-James Gilligan. Portfolio Manager; joined Van Kampen in 1985.

-James Roeder. Portfolio Manager; joined Van Kampen in 1999.

-Sergio Marcheli. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio specialist at Van Kampen.

-Vince Vizachero. Portfolio Manager; joined Van Kampen in 2001; previously an analyst at Fidelity.

Munder Capital Management ("Munder")

Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Small Cap Opportunities Fund ...........     Robert E. Crosby
                                                 Julie R. Hollinshead
                                                 John P. Richardson

-Robert E. Crosby. Senior Portfolio Manager; joined Munder in 1993.

-Julie R. Hollinshead. Senior Portfolio Manager; joined Munder in 1995.

-John P. Richardson. Director, Small-Cap Equity, and Senior Portfolio Manager; one of the founders of Munder, having joined the firm shortly after its inception in 1985.

Pacific Investment Management Company LLC ("PIMCO")

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660, is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Global Bond Fund .......................     Sudi Mariappa

    Real Return Bond Fund ..................     John B. Brynjolfsson

    Total Return Fund ......................     William H. Gross

John B. Brynjolfsson, CFA

Mr. Brynjolfsson is a Managing Director, portfolio manager and head of the PIMCO Real Return Bond Fund. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr.

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Brynjolfsson joined PIMCO in 1989, previously having been associated with
Charles River Associates and JP Morgan Securities. He has twenty-one years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

William H. Gross, CFA

Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with PIMCO for more than thirty-three years. He is the author of numerous articles on the bond market and has frequently appeared in national publications and media. He has thirty-six years of investment experience and holds a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

Sudi Mariappa

Mr. Mariappa is a Managing Director and head of global portfolio management, with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO in 2000, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa's prior experience included positions at Sumitomo Finance International PLC, Long Term Capital Management, and Salomon Brothers in San Francisco and Tokyo, where he was Director of Fixed Income Arbitrage. He holds both a bachelor's degree in chemical engineering and an MBA from Cornell University.

Pzena Investment Management, LLC ("Pzena")

Pzena, located at 120 West 45th Street, 20th Floor, New York, New York 10036, is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of August 31, 2006, the majority interest in Pzena was owned by the firm's five managing principals:

Richard S. Pzena           Managing Principal, CEO, Co-Chief Investment Officer
John P. Goetz              Managing Principal, Co-Chief Investment Officer
William L. Lipsey          Managing Principal, Marketing & Client Services
Amerlia Jones              Managing Principal, Operations & Administration

In addition, sixteen additional employees owned interests in the firm as of August 31, 2006. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Classic Value Fund .....................     Richard S. Pzena
                                                 John P. Goetz
                                                 Antonio DeSpirito, III

-Richard S. Pzena. Managing Principal, CEO, Co-Chief Investment Officer and Founder of Pzena; joined Pzena in 1995.-John P. Goetz. Managing Principal & Co-Chief Investment Officer; joined Pzena in 1996.

-Antonio DeSpirito, III. Principal; joined Pzena in 1996 as a Senior Research Analyst.

RCM Capital Management LLC ("RCM")

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM is wholly owned by RCM US Holdings LLC ("US Holdings"). US Holdings is a Delaware limited liability company this is wholly owned by Allianz Global Investors AG ("AGI"). AGI, in turn, is owned by Allianz AG ("Allianz").

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Emerging Small Company Fund ............     Thomas J. Ross
                                                 Louise M. Laufersweiler
    Science & Technology Fund                    Walter C. Price
                                                 Hauchen Chen

-Thomas J. Ross (since May 2006). Director, Chief Investment Officer and Senior Portfolio Manager of RCM. Mr. Ross has senior portfolio management responsibilities for both the U.S. and International Small Cap strategies. Prior to joining RCM in 2001, he was a senior analyst and portfolio manager with Dresdner Bank's dit-Deutscher

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Investment Trust subsidiary in Frankfurt, Germany for 10 years, managing a variety of global portfolios. He has over 22 years' experience encompassing equity research and portfolio management.

-Louise M. Laufersweiler, CFA (since May, 2006). Director, Deputy Chief Investment Officer and Senior Portfolio Manager of RCM. She has senior portfolio management responsibilities for both mid-cap and small-cap equity strategies and is Chief Investment Officer for RCM Mid-Cap and Deputy Chief Investment Officer for RCM U.S. Small Cap.

Walter C. Price, CFA (since 2006). Mr. Price is a Senior Analyst for the Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.

Huachen Chen, CFA (since 2006). Mr. Chen is a Senior Portfolio Manager of RCM. He joined RCM in 1984 and since 1990 had extensive portfolio responsibilities for technology and capital goods stocks.

RiverSource Investments, LLC ("RiverSource")

RiverSource, located at 200 Ameriprise Financial Center, Minneapolis, Minnesota, 55474, is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering services for clients' asset accumulation, income management and protection needs for over 110 years. RiverSource manages investments for itself, the RiverSource funds and other affiliates. For institutional clients, RiverSource and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration.

Fund                                         Portfolio Managers
----                                         ------------------
Mid Cap Value Equity Fund ..............     Steve Schroll
                                             Laton Spahr
                                             Warren Spitz
                                             Paul Stocking

-Steve Schroll, Portfolio Manager; joined RiverSource in 1998 as a Senior Security Analyst.

-Laton Spahr, CFA, Portfolio Manager; joined RiverSource in 2001 as a Security Analyst; previously worked as a Sector Analyst for Holland Capital Management from 2000 to 2001.

-Warren Spitz, Senior Portfolio Manager; joined RiverSource in 2000.

-Paul Stocking, Associate Portfolio Manager, joined RiverSource in 1995 as a Senior Equity Analyst.

SSgA Funds Management, Inc. ("SSgA FM")

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2006, the SSgA FM had over $129 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up SSgA, the investment management arm of State Street Corporation. With over $1.6 trillion under management as of September 30, 2006, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

    Fund                                         Portfolio Manager
    ----                                         -----------------
    International Equity Index Fund ........     Jeffrey Beach
                                                 Thomas Coleman

Jeffrey Beach. Principal; joined SSgA FM in 1986.
Thomas Coleman. Principal; joined SSgA FM in 1998.

Sustainable Growth Advisers, L.P. ("SGA")

SGA is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. It was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    U.S. Global Leaders Growth Fund ........     George P. Fraise
                                                 Gordon M. Marchand
                                                 Robert L. Rohn

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-George P. Fraise. Principal; joined SGA in 2003; previously executive vice president of Yeager, Wood & Marshall, Inc. (2000-2003) and a portfolio manager at Scudder Kemper Investments (1997-2000).

-Gordon M. Marchand. Principal; joined SGA in 2003; previously chief financial and operating officer of Yeager, Wood & Marshall, Inc. (1984-2003).

-Robert L. Rohn. Principal; joined SGA in 2003; previously an analyst and portfolio manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and Chairman of W.P. Stewart Inc.'s Management Committee (1992 to 2003). From 1988 through 1991 he was Vice President with Yeager, Wood and Marshall, Inc., where he was a member of the Investment Policy Committee.

Templeton Global Advisors Limited ("Templeton Global")

Templeton Global is located at Box N-7759, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Global Fund ............................     Jeffrey A. Everett
                                                 Murdo Murchison
                                                 Lisa Myers

-Jeffrey A. Everett. President; Chief Investment Officer -- Retail for the Templeton Global Equity Group; joined Templeton in 1989

-Murdo Murchison. Executive Vice President; joined Templeton in 1993.

-Lisa Myers. Vice President; joined Templeton in 1996.

Templeton Investment Counsel, LLC  ("Templeton")

Templeton is located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    International Small Cap Fund ...........     Tucker Scott
                                                 Cindy Sweeting
                                                 Peter Nori
                                                 Neil Devlin

    International Value Fund ...............     Tucker Scott
                                                 Cindy Sweeting
                                                 Peter Nori
                                                 Neil Devlin

-Tucker Scott. Senior Vice President; joined Templeton in 1996; previously worked at Aeltus Investment Management.

-Cindy Sweeting. Executive Vice President and Director of Research; joined Templeton in 1997.

-Peter Nori, Executive Vice President, joined Templeton in 1994; previously worked at Franklin since 1987.

-Neil Devlin, Senior Vice President, joined Templeton in 2006; previously worked at Boston Partners since 2000.

T. Rowe Price Associates, Inc.

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of June 30, 2006, T. Rowe Price and its affiliates managed over $293.7 billion for over eight million individual and institutional investor accounts.

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    Fund                                         Portfolio Managers
    ----                                         ------------------
    Blue Chip Growth Fund ..................     Larry J. Puglia

    Equity-Income Fund .....................     Brian C. Rogers

    Health Sciences Fund ...................     Kris H. Jenner

    Science & Technology Fund ..............     Michael F. Sola

    Small Company Value Fund ...............     Preston G. Athey

    Spectrum Income Fund ...................     Team*

    Real Estate Equity Fund ................     David Lee

*Team. The Spectrum Income Fund is managed by an investment advisory committee that has day- to-day responsibility in managing the fund's portfolio and developing and executing the fund's investment program.

-Preston G. Athey. Vice President; joined T. Rowe Price in 1978.

-Kris H. Jenner. Vice President; joined T. Rowe Price in 1997; previously a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School (1995-1997).

-Larry J. Puglia. Vice President; joined T. Rowe Price in 1990.

-Brian C. Rogers. Vice President; joined T. Rowe Price in 1982.

-Michael F. Sola. Vice President; joined T. Rowe Price in 1995 as a technology analyst and has been managing investments since 1997.

-David Lee, Vice President; joined T. Rowe Price in 1993.

Edmund M. Notzon III is Chairman of the Spectrum Income Fund Investment Advisory Committee and is responsible for implementing and monitoring the fund's overall investment strategy, as well as the allocation of the fund's assets. Mr. Notzon joined T. Rowe Price in 1989 and is a Vice President and Senior Portfolio Manager.

The Committee members with the most significant responsibilities for managing the funds assets are:

-Daniel O. Shackelford. Vice President and chairman of the T. Rowe Price Fixed Income Strategy Committee; joined T. Rowe Price in 1999; responsible for the fund's investment grade bond investments.

-Mark J. Vaselkiv. Vice President and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management; joined T. Rowe Price in 1988; responsible for the fund's investments in high-yield debt securities.

-Ian Kelson. Vice President of T. Rowe Price International; responsible for the fund's high-quality international bond investments joined T. Rowe Price in 2000; prior thereto was head of fixed income for Morgan Grenfell/ DeAM.

-Brian Rogers. Chief Investment Officer; joined T. Rowe Price in 1982; responsible for the fund's dividend-paying common stock and value stock investments.

-Connie Bavely. Vice President; joined T. Rowe Price in 1998; responsible for the fund's mortgage-backed and mortgage-related investments.

UBS Global Asset Management (Americas) Inc. ("UBS")

UBS, which is located at One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Global Allocation Fund .................     Brian D. Singer

    Large Cap Fund .........................     John Leonard
                                                 Thomas Cole
                                                 Thomas Digenan
                                                 Scott Hazen

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Brian D. Singer is the lead portfolio manager for the Global Allocation Fund.
Mr. Singer has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the portfolio invests. Mr. Singer, as lead portfolio manager and coordinator for management of the portfolio, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.

Brian D. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management. Mr. Singer has been a Managing Director of UBS Global Asset Management since 1990.

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Large Cap Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

UST Advisers, Inc. ("USTAI")

USTAI is a wholly-owned subsidiary of United States Trust Company, National Association ("USTCNA"), a national banking association. USTCNA is a wholly-owned subsidiary of U.S. Trust Corporation, which in turn is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"), both of which are financial holding companies. Charles R. Schwab is the founder, Chairman, Director and a significant shareholder of Schwab and, as a result of these positions and share ownership, may be deemed to be a controlling person of Schwab and its subsidiaries. USTAI has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

    Fund                                         Portfolio Managers
    ----                                         ------------------
    Value & Restructuring Fund .............     David J. Williams
                                                 Timothy Evnin
                                                 John McDermott

-David J. Williams. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987. Primarily responsible for the day-to-day management of the fund.

-Timothy Evnin. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987.

-John McDermott. Managing Director and Portfolio Manager; joined U.S. Trust in 1996.

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Wellington Management Company LLP ("Wellington Management")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

      Fund                                         Portfolio Managers
      ----                                         ------------------
      Investment Quality Bond Fund .............   Richard T. Crawford, II, CFA
                                                   Thomas L. Pappas, CFA
                                                   Christopher L. Gootkind, CFA

      Mid Cap Stock Fund .......................   Michael T. Carmen, CFA, CPA
                                                   Mario E. Abularach, CFA

      Natural Resources Fund ...................   Karl E. Bandtel
                                                   James A. Bevilacqua

      Small Cap Growth Fund ....................   Steven C. Angeli, CFA
                                                   Mario E. Aularach, CFA
                                                   Stephen Mortimer

      Small Cap Value Fund .....................   Timothy J. McCormack, CFA
                                                   Stephen T. O'Brien, CFA
                                                   Shaun F. Pedersen

-Mario E. Abularach, CFA. Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2001.

-Steven C. Angeli, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1994.

-Karl E. Bandtel. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1990.

-James A. Bevilacqua. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1994.

-Michael T. Carmen, CFA, CPA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1999.

-Richard T. Crawford, II, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 1994.

-Christopher L. Gootkind, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellingthon Management as an investment professional in 2000.

-Timothy J. McCormack, CFA. Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 2000.

-Stephen Mortimer. Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 2001.

-Stephen T. O'Brien, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1983.

-Thomas L. Pappas, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1987.

-Shaun F. Pedersen. Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2004; previously an investment professional at Thomas Weisel Asset Management (2001-2004).

Wells Capital Management, Incorporated ("Wells Capital")

Wells Capital, located at 525 Market St., San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S.

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      Fund                                                    Portfolio Managers
      ----                                                    ------------------
      Core Bond Fund ......................................   Marie Chandoha
                                                              William Stevens

      U.S. High Yield Bond Fund ...........................   Phil Susser
                                                              Roger Wittlin

-Marie Chandoha. Senior Portfolio Manager and co-head of the Montgomery Fixed Income team at Wells Capital; joined Wells Capital in 2003; previously senior portfolio manager and co-head of the Fixed Income Team at Montgomery Asset Management.

-William Stevens. Senior Portfolio Manager and co-head of the Montgomery Fixed Income team at Wells Capital; joined Wells Capital in 2003; previously founded the Fixed Income team of Montgomery Asset Management in 1992.

-Phil Susser is a Portfolio Manager in the Sutter High Yield Fixed Income team at Wells Capital Management; joined Sutter as a research analyst in 2001; previously worked at Deutsche Bank Securities Inc. as an associate research analyst.

-Roger Wittlin. Senior Managing Director of the Sutter High Yield Fixed Income team at Wells Capital Management; joined Sutter in 2000; previously worked at Goldman Sachs, Deutsche Bank and Morgan Stanley.

Western Asset Management Company ("Western")

Western is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios for large institutional clients, an activity the firm has pursued for over 30 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western's 847employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of June 30, 2006, Western's current client base totals 751, representing 46 countries, 1,377 accounts, and $513.1 billion in assets.

      Fund                                                    Portfolio Managers
      ----                                                    ------------------
      U.S. Government Securities Fund .....................   S. Kenneth Leech
                                                              Steven A. Walsh
                                                              Mark S. Lindbloom
                                                              Ronald D. Mass
                                                              Frederick R. Marki

      High Yield Fund .....................................   S. Kenneth Leech
                                                              Steven A. Walsh
                                                              Mike Buchanan
                                                              Timothy J. Settel
                                                              Ian R. Edmonds

      Strategic Bond Fund .................................   S. Kenneth Leech
                                                              Steven A. Walsh
                                                              Keith J. Gardner
                                                              Matthew C. Duda
                                                              Mike Buchanan

-S. Kenneth Leech. Chief Investment Officer, joined Western in 1990. Prior to joining Western, Mr. Leech worked at Greenwich Capital Markets Portfolio Manager, 1988-1990; The First Boston Corporation Fixed Income Manager, 1980-1988 and National Bank of Detroit Portfolio Manager, 1977-1980.

-Steven A. Walsh. Deputy Chief Investment Officer, joined Western in 1991. Prior to Western, Mr. Walsh worked at Security Pacific Investment Managers, Inc. Portfolio Manager, 1989-1991 and Atlantic Richfield Company Portfolio Manager, 1981-1988.

-Mark S. Lindbloom. Portfolio Manager, joined Western in 2006. Prior to Western, Mr. Lindbloom worked for Citigroup Asset Management Portfolio Manager, 1986-2005; Brown Brothers Harriman & Co. Portfolio Manager, 1981-1986 and The New York Life Insurance Company Analyst, 1979-1981.

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-Ronald D. Mass. Portfolio Manager/Research Analyst, joined Western in 1991.
Prior to Western, Mr. Mass worked for The First Boston Corporation Research Associate, 1987-1990 and The First Boston Corporation Research Associate, 1987-1990.

-Frederick R. Marki. Senior Portfolio Manager, joined Western in 2005. Prior to Western, Mr. Marki worked for Citigroup Asset Management Senior Portfolio Manager, 1991-2005; UBS Portfolio Manager, 1989-1991; Merrill Lynch Vice President, 1985-1989 and Federal Reserve Bank Assistant Economist, 1983-1985.

- Michael C. Buchanan. Portfolio Manager, joined Western in 2005. Prior to Western, Mr. Buchanan worked for Credit Suisse Asset Management Managing Director, Head of U.S. Credit Products, 2003-2005; Janus Capital Management Executive Vice President, Portfolio Manager, 2003; BlackRock Financial Management Managing Director, Head of High Yield Trading, 1998-2003 and Conseco Capital Management Vice President, Portfolio Manager, 1990-1998.

- Timothy J. Settel. Portfolio Manager/Research Analyst, joined Western in 2001. Prior to Western, Mr. Settel worked for Lazard Freres & Co. Portfolio Manager, 1995-2001 and Bear Stearns Mortgage Analyst, 1993-1995.

-Ian R. Edmonds. Research Analyst, joined Western in 1994. Prior to Western Mr. Edmonds worked for Bacon & Woodrow Actuary, 1990-1994.

-Keith J. Gardner. Portfolio Manager/Research Analyst, joined Western in 1994. Prior to Western, Mr. Gardner worked for Legg Mason, Inc. Portfolio Manager, 1992-1994; T. Rowe Price Associates, Inc. Portfolio Manager, 1985-1992 and Salomon Brothers, Inc. Research Analyst, 1983-1985.

-Matthew C. Duda. Research Analyst, joined Western in 2001. Prior to Western, Mr. Duda worked for Credit Suisse-First Boston Corporation Vice President and Investment Strategist, 1997-2001; Union Bank of Switzerland Investment Strategist and Research Associate, 1997-1997; Lehman Brothers Investment Strategist and Research Associate, 1996-1997; New York City Economic Development Corporation Graduate Research Associate, 1995-1996 and Merrill Lynch & Co. Emerging Markets Debt Analyst, 1993-1995.

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                                   APPENDIX A

                           SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Funds. As stated above, the advisory or management fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "Aggregate Net Assets" of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

Funds and Annual Percentage Rates of Aggregate Net Assets

Index 500 Fund: 0.470% -- first $500 million; and 0.460% -- excess over $500 million

(Aggregate Net Assets include the net assets of the Fund and the 500 Index Trust, a series of John Hancock Trust)

Active Bond Fund: 0.600% -- at all asset levels

All Cap Core Fund: 0.800% -- first $500 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the All Cap Core Trust, a series of John Hancock Trust)

All Cap Growth Fund: 0.850% -- first $500 million; 0.825% -- between $500 million and $1 billion; and 0.800% -- excess over $1 billion.

All Cap Value Fund: 0.850% -- first $250 million; 0.800% -- next $250 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the All Cap Value Trust, a series of John Hancock Trust)

Blue Chip Growth Fund: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Blue Chip Growth Trust, a series of John Hancock Trust)

Capital Appreciation Fund: 0.850% -- first $300 million; 0.800% -- between $300 million and $500 million; 0.700% -- between $500 million and $1 billion; and 0.670% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Capital Appreciation Trust, a series of John Hancock Trust)

Classic Value Fund: 0.800% -- at all asset levels.

Core Bond Fund: 0.690% -- first $200 million; 0.640% -- next $200 million; and 0.570% -- excess over $400 million.

(Aggregate Net Assets include the net assets of the Fund and the Core Bond Trust, a series of John Hancock Trust)

Core Equity Fund: 0.850% -- first $350 million; and 0.750% -- excess over $350 million.

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(Aggregate Net Assets include the net assets of the Fund and the Core Equity
Trust, a series of John Hancock Trust)

Dynamic Growth Fund: 0.900% -- first $250 million; 0.850% -- next $250 million; 0.825% -- next $250 million; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Dynamic Growth Trust, a series of John Hancock Trust)

Emerging Growth Fund: 0.800% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Emerging Growth Trust, a series of John Hancock Trust)

Emerging Small Company Fund: 0.970 % -- first $500 million; and 0.900% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Emerging Small Company Trust, a series of John Hancock Trust)

Equity-Income Fund: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Equity-Income Trust, a series of John Hancock Trust)

Financial Services Fund: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Financial Services Trust, a series of John Hancock Trust)

Fundamental Value Fund: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Fundamental Value Trust, a series of John Hancock Trust)

Global Allocation Fund: 0.850% -- first $500 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Global Allocation Trust, a series of John Hancock Trust)

Global Bond Fund: 0.700% -- at all asset levels.

Global Fund: 0.850% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, the Global Trust, a series of John Hancock Trust, the International Value Fund, a series of JHF II and the International Value Trust, a series of John Hancock Trust)

Global Real Estate Fund: 0.950% -- first $500 million; 0.925% -- next $250 million; and 0.900% -- excess over $750 million.

(Aggregate Net Assets include the net assets of the Fund and the Global Real Estate Trust, a series of John Hancock Trust)

Growth & Income Fund: 0.675% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund, that portion of the Managed Fund of JHF II that is subadvised by GMO., the Growth & Income Trust, a series of John Hancock Trust, that portion of the Managed Trust, another series of John Hancock Trust, that is subadvised by GMO., and the U.S. Core Fund, a series of John Hancock Funds III)

Growth Fund: 0.800% -- first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Growth Trust, a series of John Hancock Trust, and the Growth Fund, a series of John Hancock Funds III)

Growth Opportunities Fund: 0.800% -- first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Growth Opportunities Trust, a series of John Hancock Trust, and the Growth Opportunities Fund, a series of John Hancock Funds III)

Health Sciences Fund: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Health Sciences Trust, a series of John Hancock Trust)

High Income Fund: 0.725% -- first $150 million; 0.675% -- between $150 million and $500 million; 0.650% -- between $500 million and $2.5 billion; and 0.600% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the High Yield Trust, a series of John Hancock Trust)

High Yield Fund: 0.700% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the High Yield Trust, a series of John Hancock Trust)

International Equity Index Fund: 0.550% -- first $100 million; and 0.530% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the International Equity Index Trust A, a series of John Hancock Trust)

International Growth Fund: 0.920% -- first $100 million; 0.895% -- next $900 million; and 0.880% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, the International Growth Trust, a series of John Hancock Trust, and the International Growth Fund, a series of John Hancock Funds III)

International Opportunities Fund: 0.900% -- first $750 million; 0.850% -- between $750 million and $1.5 billion; and 0.800% -- excess over $1.5 billion.

(The advisory fee rate is based on Aggregate Net Assets which include the net assets of: the International Opportunities Fund, a series of the Trust, and the International Opportunities Trust, a series of John Hancock Trust).

International Small Cap Fund: 1.050% -- first $200 million; 0.950% -- next $300 million; and 0.850% -- excess over $500 million

(Aggregate Net Assets include the net assets of the Fund and the International Small Cap Trust, a series of John Hancock Trust)

International Small Company Fund: 1.030% -- first $100 million; and 0.980% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the International Small Company Trust, a series of John Hancock Trust)

International Value Fund: 0.950% -- first $200 million; 0.850% -- next $300 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund, the International Value Trust, a series of John Hancock Trust, the Global Fund, a series of JHF II and the Global Trust, a series of John Hancock Trust)

Intrinsic Value Fund: 0.780% -- first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Intrinsic Value Trust, a series of John Hancock Trust, and the Intrinsic Value Fund, a series of John Hancock Funds III)

Investment Quality Bond Fund: 0.600% -- first $500 million; and 0.550% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Investment Quality Bond Trust, a series of John Hancock Trust)

Large Cap Fund: 0.780% -- first $250 million; 0.730% -- next $250 million; 0.680% -- next $250 million; and 0.650% -- excess over $750 million.

(Aggregate Net Assets include the net assets of the Fund, the Strategic Opportunities Trust and the Large Cap Trust, each a series of John Hancock Trust)

Large Cap Value Fund: 0.825% -- first $500 million; 0.800% -- next $500 million; 0.775% -- next $500 million; 0.720% -- next $500 million; and 0.700% -- excess over $2 billion.

(Aggregate Net Assets include the net assets of the Fund and the Large Cap Value Trust, a series of John Hancock Trust)

Managed Fund: 0.690% -- at all asset levels.

Mid Cap Index Fund: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Index Trust, a series of John Hancock Trust)

Mid Cap Stock Fund: 0.875% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Stock Trust, a series of John Hancock Trust)

Mid Cap Value Equity Fund: 0.875% -- first $250 million; and 0.850% -- next $250 million; 0.825% -- next $500 million; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Value Equity Trust, a series of John Hancock Trust)

Mid Cap Value Fund: 0.900% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Value Trust, a series of John Hancock Trust)

Money Market Fund: 0.500% -- first $500 million; and 0.470% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Money Market Trust, a series of John Hancock Trust)

Natural Resources Fund: 1.050% -- first $50 million; and 1.000% -- excess over $50 million.

(Aggregate Net Assets include the net assets of the Fund and the Natural Resources Trust, a series of John Hancock Trust)

Pacific Rim Fund: 0.800% -- first $500 million; and 0.700% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Pacific Rim Trust, a series of John Hancock Trust)

Quantitative All Cap Fund: 0.750% -- first $50 million; and 0.700% -- excess over $50 million.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative All Cap Trust, a series of John Hancock Trust)

Quantitative Mid Cap Fund: 0.750% -- first $200 million; and 0.650% -- excess over $200 million.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative Mid Cap Trust, a series of John Hancock Trust)

Quantitative Value Fund: 0.700% -- first $500 million; 0.650% -- next $500 million; and 0.600% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative Value Trust, a series of John Hancock Trust)

Real Estate Equity Fund: 0.875% -- first $250 million; 0.850% -- next $250 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Real Estate Trust, a series of John Hancock Trust)

Real Estate Securities Fund: 0.700% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Real Estate Securities Trust, a series of John Hancock Trust)

Real Return Bond Fund: 0.700% -- at all asset levels.

Science & Technology Fund: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Science & Technology Trust, a series of John Hancock Trust)

Short-Term Bond Fund: 0.600% -- first $100 million; 0.575% -- next $150 million; and 0.550% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund and the Short-Term Bond Trust, a series of John Hancock Trust)

Small Cap Fund: 0.850% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Trust, a series of John Hancock Trust)

Small Cap Growth: 1.100% -- first $100 million; and 1.050% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Growth Trust, a series of John Hancock Trust)

Small Cap Index Fund: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Index Trust, a series of John Hancock Trust)

Small Cap Opportunities Fund: 1.000% -- first $500 million; and 0.950% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Opportunities Trust, a series of John Hancock Trust)

Small Cap Value Fund: 1.100% -- first $100 million; and 1.050% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Value Trust, a series of John Hancock Trust)

Small Company Fund: 1.050% -- first $125 million; and 1.000% -- excess over $125 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Company Trust, a series of John Hancock Trust)

Small Company Growth Fund: 1.050% -- first $250 million; and 1.000% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund. However, the applicable rate is 1.000% of all net assets of the Fund when the aggregate net assets of the following exceed $1 billion: the Fund and All Cap Growth Fund of the JHF II, and the Small Company Growth Trust and All Cap Growth Trust of John Hancock Trust.

Small Company Value Fund: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Company Value Trust, a series of John Hancock Trust)

Special Value Fund: 0.950% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Special Value Trust, a series of John Hancock Trust)

Spectrum Income Fund: 0.800% -- first $250 million; and 0.725% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund and the Spectrum Income Trust, a series of John Hancock Trust)

Strategic Bond Fund: 0.700% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Strategic Bond Trust, a series of John Hancock Trust)

Strategic Income Fund: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Strategic Income Trust, a series of John Hancock Trust)

Total Bond Market Fund: 0.490% -- first $500 million; and 0.470% -- excess over $500 million.

Total Return Fund: 0.700% -- at all asset levels.

Total Stock Market Index Fund: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Total Stock Market Index Trust, a series of John Hancock Trust)

U.S. Global Leaders Growth Fund: 0.7125% -- first $500 million; and 0.675% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Global Leaders Growth Trust, a series of John Hancock Trust)

U.S. Government Securities Fund: 0.620% -- first $500 million; and 0.550% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Government Securities Trust, a series of John Hancock Trust)

U.S. High Yield Bond Fund: 0.750% -- first $200 million; and 0.720% -- excess over $200 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. High Yield Bond Trust, a series of John Hancock Trust)

U.S. Multi Sector Fund: 0.780% -- first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Multi Sector Trust, a series of John Hancock Trust)

Utilities Fund: 0.825% -- first $300 million; 0.825% -- next $300 million; 0.800% -- next $300 million; 0.775% -- next $600 million; and 0.700% -- excess over $1.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the Utilities Trust, a series of John Hancock Trust)

Value & Restructuring Fund: .825% -- first $500 million; 0.800% -- next $500 million; and 0.775% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Value & Restructuring Trust, a series of John Hancock Trust)

Value Fund: 0.750% -- first $200 million; 0.725% -- next $300 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Value Trust, a series of John Hancock Trust)

Value Opportunities Fund: 0.800% -- first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the Value Opportunities Trust, a series of John Hancock Trust, and the Value Opportunities Fund, a series of John Hancock Funds III)

Vista Fund: 0.900% -- first $200 million; 0.850% -- next $200 million; 0.825% --
next $600 million; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Vista Trust, a series of John Hancock Trust)

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

The financial highlights table below for each Fund is intended to help investors understand the financial performance of the Fund for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Fund portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Fund portfolio (assuming reinvestment of all dividends and distributions).

The financial statements of the Fund as of August 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II's financial statements, in JHF II's annual report which has been incorporated by reference into the SAI and is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
                                                                Active Bond                                         All Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                               Class 1
Period ended                                                        8-31-06(a)                                            8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    9.61                                             $   15.50
Net investment income (loss)(h)                                        0.36                                                  0.01
Net realized and unrealized gain (loss) on investments                (0.11)                                                 0.93
Total from investment operations                                       0.25                                                  0.94
Less distributions
From net investment income                                            (0.26)                                                (0.01)
                                                                      (0.26)                                                (0.01)
Net asset value, end of period                                    $    9.60                                             $   16.43
Total return(k) (%)                                                    2.68(m)                                               6.05(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      37                                             $      32
Ratio of net expenses to average net assets (%)                        0.79(r)                                               1.00(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              4.27(r)                                               0.08(r)
Portfolio turnover (%)                                                  406(m)                                                106(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 All Cap Value                                     Blue Chip Growth
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                               Class 1
Period ended                                                        8-31-06(a)                                            8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   13.84                                             $   16.53
Net investment income (loss)(h)                                        0.11                                                  0.08
Net realized and unrealized gain (loss) on investments                 1.91                                                  1.22
Total from investment operations                                       2.02                                                  1.30
Less distributions
From net investment income                                            (0.02)                                                (0.01)
                                                                      (0.02)                                                (0.01)
Net asset value, end of period                                    $   15.84                                             $   17.82
Total return(k,l) (%)                                                 14.64(m)                                               7.88(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      21                                             $     185
Ratio of net expenses to average net assets (%)                        0.94(r)                                               0.88(r)
Ratio of gross expenses to average net assets(p) (%)                     --                                                  0.90(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.80(r)                                               0.51(r)
Portfolio turnover (%)                                                   48(m)                                                 28(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
l The Adviser/Subadviser voluntarily paid Class 1 $46,991 for a                 l Total returns would have been lower had certain
  potential lost investment opportunity. Excluding this payment,                  expenses not been reduced during the
  the total return would have been 14.38%.                                        period shown.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   p Does not take into consideration expense
                                                                                  reductions during the period shown.
                                                                                r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Capital Appreciation                                            Core Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    9.20                                             $  12.51
Net investment income (loss)(h)                                        0.01                                                 0.47
Net realized and unrealized gain (loss) on investments                 0.23                                                (0.12)
Total from investment operations                                       0.24                                                 0.35
Less distributions
From net investment income                                               --                                                (0.34)
                                                                         --                                                (0.34)
Net asset value, end of period                                    $    9.44                                             $  12.52
Total return(k) (%)                                                    2.61(m)                                              2.86(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      68                                             $      1
Ratio of net expenses to average net assets (%)                        0.88(r)                                              0.88(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.10(r)                                              4.39(r)
Portfolio turnover (%)                                                   57(m)                                               436(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
m Not annualized.                                                               k Assumes dividend reinvestment.
r Annualized.                                                                   m Not annualized.
                                                                                r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                Core Equity                                      Emerging Growth
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   13.76                                             $  16.35
Net investment income (loss)(h)                                       (0.01)                                               (0.04)
Net realized and unrealized gain (loss) on investments                 0.50                                                 2.03
Total from investment operations                                       0.49                                                 1.99
Net asset value, end of period                                    $   14.25                                             $  18.34
Total return (%)                                                       3.56(m)                                             12.17(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      12                                             $    120
Ratio of net expenses to average net assets (%)                        0.88(r)                                              0.98(r)
Ratio of net investment income (loss) to
   average net assets (%)                                             (0.04)(r)                                            (0.26)(r)
Portfolio turnover (%)                                                   13(m)                                               206(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Emerging Small Company                                        Equity-Income
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   28.17                                             $  16.03
Net investment income (loss)(h)                                       (0.16)                                                0.26
Net realized and unrealized gain (loss) on investments                 0.96                                                 1.90
Total from investment operations                                       0.80                                                 2.16
Less distributions
From net investment income                                               --                                                (0.06)
                                                                         --                                                (0.06)
Net asset value, end of period                                    $   28.97                                             $  18.13
Total return(k,l) (%)                                                  2.84(m)                                             13.52(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      52                                             $    183
Ratio of net expenses to average net assets (%)                        1.13(r)                                              0.89(r)
Ratio of gross expenses to average net assets(p) (%)                   1.30(r)                                              0.90(r)
Ratio of net investment income (loss) to
   average net assets (%)                                             (0.57)(r)                                             1.68(r)
Portfolio turnover (%)                                                  207(m)                                                39(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
l Total returns would have been lower had certain expenses not been             k Assumes dividend reinvestment.
  reduced during the period shown.                                              l Total returns would have been lowered had
m Not annualized.                                                                 certain expenses not been reduced during the
p Does not take into consideration expense reductions during the period shown.    period shown.
r Annualized.                                                                   m Not annualized.
                                                                                p Does not take into consideration expense
                                                                                  reductions during the period shown.
                                                                                r Annualized.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Fundamental Value                                          Global Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   14.34                                             $  14.56
Net investment income (loss)(h)                                        0.13                                                 0.44
Net realized and unrealized gain (loss) on investments                 1.42                                                (0.08)
Total from investment operations                                       1.55                                                 0.36
Less distributions
From net investment income                                            (0.03)                                               (0.09)
                                                                      (0.03)                                               (0.09)
Net asset value, end of period                                    $   15.86                                             $  14.83
Total return(k) (%)                                                   10.83(m)                                              2.46(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      67                                             $     41
Ratio of net expenses to average net assets (%)                        0.86(r)                                              0.84(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.93(r)                                              3.42(r)
Portfolio turnover (%)                                                    8(m)                                               248(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 High Yield                              International Opportunities
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   10.10                                             $  13.71
Net investment income (loss)(h)                                        0.65                                                 0.11
Net realized and unrealized gain (loss) on investments                (0.03)                                                3.01
Total from investment operations                                       0.62                                                 3.12
Less distributions
From net investment income                                            (0.60)                                               (0.70)
                                                                      (0.60)                                               (0.70)
Net asset value, end of period                                    $   10.12                                             $  16.13
Total return(k,l) (%)                                                  6.41(m)                                             23.36(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      44                                             $      9
Ratio of net expenses to average net assets (%)                        0.76(r)                                              1.07(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              7.22(r)                                              0.78(r)
Portfolio turnover (%)                                                   83(m)                                                99(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               l The Adviser/Subadviser voluntarily paid Class 1
r Annualized.                                                                     $11,316 for a potential lost investment
                                                                                  opportunity. Excluding this payment, the total
                                                                                  return would have been 23.19%.
                                                                                m Not annualized.
                                                                                r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    International Small Cap                                 International Stock
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                             Class 1
Period ended                                                        8-31-06(a)                                          8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   18.48                                            $  11.95
Net investment income (loss)(h)                                        0.27                                                0.28
Net realized and unrealized gain (loss) on investments                 2.24                                                2.32
Total from investment operations                                       2.51                                                2.60
Less distributions
From net investment income                                            (0.04)                                              (0.28)
From net realized gain                                                   --                                               (0.45)
                                                                      (0.04)                                              (0.73)
Net asset value, end of period                                    $   20.95                                            $  13.82
Total return(k) (%)                                                   13.58(m)                                            22.19(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      37                                            $     79
Ratio of net expenses to average net assets (%)                        1.18(r)                                             1.12(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              1.55(r)                                             2.44(r)
Portfolio turnover (%)                                                   89(m)                                              196(m,x)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.
                                                                                x Includes redemption-in-kind activity. Refer to
                                                                                  Merger of International Stock footnote 1.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        International Value                              Investment Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   15.20                                             $  11.84
Net investment income (loss)(h)                                        0.46                                                 0.46
Net realized and unrealized gain (loss) on investments                 2.30                                                (0.16)
Total from investment operations                                       2.76                                                 0.30
Less distributions
From net investment income                                            (0.05)                                               (0.38)
                                                                      (0.05)                                               (0.38)
Net asset value, end of period                                    $   17.91                                             $  11.76
Total return(k,l) (%)                                                 18.22(m)                                              2.64(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $     134                                             $     35
Ratio of net expenses to average net assets (%)                        0.99(r)                                              0.84(r)
Ratio of gross expenses to average net assets(p) (%)                   1.01(r)                                                --
Ratio of net investment income (loss) to
   average net assets (%)                                              3.17(r)                                              4.42(r)
Portfolio turnover (%)                                                   59(m)                                                35(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
l Total returns would have been lower had certain                               m Not annualized.
  expenses not been reduced during the period shown.                            r Annualized.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Large Cap                                      Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   13.26                                             $  20.31
Net investment income (loss)(h)                                        0.11                                                 0.23
Net realized and unrealized gain (loss) on investments                 1.31                                                 2.48
Total from investment operations                                       1.42                                                 2.71
Less distributions
From net investment income                                            (0.01)                                               (0.05)
                                                                      (0.01)                                               (0.05)
Net asset value, end of period                                    $   14.67                                             $  22.97
Total return(k) (%)                                                   10.73(m)                                             13.33(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $       2                                             $    105
Ratio of net expenses to average net assets (%)                        0.93(r)                                              0.98(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.86(r)                                              1.24(r)
Portfolio turnover (%)                                                   24(m)                                                54(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Mid Cap Core                                        Mid Cap Stock
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   15.90                                              $ 13.86
Net investment income (loss)(h)                                        0.13                                                (0.04)
Net realized and unrealized gain (loss) on investments                 1.25                                                 2.01
Total from investment operations                                       1.38                                                 1.97
Less distributions
From net investment income                                            (0.02)                                                  --
From net realized gain                                                   --                                                (0.02)
                                                                      (0.02)                                               (0.02)
Net asset value, end of period                                    $   17.26                                              $ 15.81
Total return(k,l) (%)                                                  8.67(m)                                             14.20(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      11                                              $   107
Ratio of net expenses to average net assets (%)                        0.98(r)                                              0.96(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.88(r)                                             (0.30)(r)
Portfolio turnover (%)                                                  115(m)                                               104(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               l The Adviser/Subadviser voluntarily paid Class 1
r Annualized.                                                                     $510,149 for a potential lost investment
                                                                                  opportunity. Excluding this payment, the total
                                                                                  return would have been 13.67%.
                                                                                m Not annualized.
                                                                                r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Mid Cap Value                                    Natural Resources
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   17.65                                             $  28.70
Net investment income (loss)(h)                                        0.11                                                 0.34
Net realized and unrealized gain (loss) on investments                 1.15                                                 6.70
Total from investment operations                                       1.26                                                 7.04
Less distributions
From net investment income                                            (0.03)                                               (0.03)
From net realized gain                                                (0.01)                                                  --
                                                                      (0.04)                                               (0.03)
Net asset value, end of period                                    $   18.87                                             $  35.71
Total return(k) (%)                                                    7.11(m)                                             24.55(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      93                                             $     81
Ratio of net expenses to average net assets (%)                        0.97(r)                                              1.12(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.63(r)                                              1.13(r)
Portfolio turnover (%)                                                   74(m)                                                71(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Quantitative Mid Cap                                   Quantitative Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   13.55                                             $  14.09
Net investment income (loss)(h)                                        0.02                                                 0.22
Net realized and unrealized gain (loss) on investments                 0.76                                                 2.31
Total from investment operations                                       0.78                                                 2.53
Less distributions
From net investment income                                               --(j)                                             (0.06)
From net realized gain                                                (0.01)                                                  --(j)
                                                                      (0.01)                                               (0.06)
Net asset value, end of period                                    $   14.32                                             $  16.56
Total return(k) (%)                                                    5.74(m)                                             17.98(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $     133                                             $     96
Ratio of net expenses to average net assets (%)                        0.85(r)                                              0.79(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.12(r)                                              1.62(r)
Portfolio turnover (%)                                                  119(m)                                               127(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
j Less than $0.01 per share.                                                    j Less than $0.01 per share.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Real Estate Securities                                     Real Return Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   23.03                                             $  13.52
Net investment income (loss)(h)                                        0.64                                                 0.53
Net realized and unrealized gain (loss) on investments                 6.46                                                (0.24)
Total from investment operations                                       7.10                                                 0.29
Less distributions
From net investment income                                            (0.16)                                               (0.40)
From net realized gain                                                (0.03)                                                  --(j)
                                                                      (0.19)                                               (0.40)
Net asset value, end of period                                    $   29.94                                             $  13.41
Total return(k) (%)                                                   30.96(m)                                              2.27(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $     171                                             $     17
Ratio of net expenses to average net assets (%)                        0.82(r)                                              0.80(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              2.76(r)                                              4.52(r)
Portfolio turnover (%)                                                  199(m)                                               216(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                j Less than $0.01 per share.
m Not annualized.                                                               k Assumes dividend reinvestment.
r Annualized.                                                                   m Not annualized.
                                                                                r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Small Cap                              Small Cap Opportunities
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   13.60                                             $  21.36
Net investment income (loss)(h)                                       (0.03)                                                0.21
Net realized and unrealized gain (loss) on investments                 0.45                                                 1.72
Total from investment operations                                       0.42                                                 1.93
Less distributions
From net investment income                                               --                                                (0.05)
From net realized gain                                                   --                                                   --(j)
                                                                         --                                                (0.05)
Net asset value, end of period                                    $   14.02                                             $  23.24
Total return(r) (%)                                                    3.09(m)                                              9.04(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $       1                                             $     30
Ratio of net expenses to average net assets (%)                        0.96(r)                                              1.10(r)
Ratio of net investment income (loss) to
   average net assets (%)                                             (0.27)(r)                                             1.01(r)
Portfolio turnover (%)                                                   53(m)                                                59(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
m Not annualized.                                                               j Less than $0.01 per share.
r Annualized.                                                                   k Assumes dividend reinvestment.
                                                                                m Not annualized.
                                                                                r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Small Company                                  Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   15.15                                             $  21.09
Net investment income (loss)(h)                                       (0.06)                                                0.10
Net realized and unrealized gain (loss) on investments                 0.33                                                 2.52
Total from investment operations                                       0.27                                                 2.62
Less distributions
From net investment income                                               --                                                (0.05)
                                                                         --                                                (0.05)
Net asset value, end of period                                    $   15.42                                             $  23.66
Total return(k,l) (%)                                                  1.78(m)                                             12.41(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $       6                                             $    149
Ratio of net expenses to average net assets (%)                        1.34(r)                                              1.10(r)
Ratio of gross expenses to average net assets(p) (%)                     --                                                 1.12(r)
Ratio of net investment income (loss) to
   average net assets (%)                                             (0.40)(r)                                             0.46(r)
Portfolio turnover (%)                                                  110(m)                                                12(m)

a Class 1 shares began operations on 10-15-05.                                   a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                                h Based on the average of the shares outstanding.
m Not annualized.                                                                k Assumes dividend reinvestment.
r Annualized.                                                                    l Total returns would have been lower had certain
                                                                                   expenses not been reduced during the period
                                                                                   shown.
                                                                                 m Not annualized.
                                                                                 p Does not take into consideration expense
                                                                                   reductions during the period shown.
                                                                                 r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Special Value                                       Strategic Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   18.66                                             $  11.85
Net investment income (loss)(h)                                        0.06                                                 0.51
Net realized and unrealized gain (loss) on investments                 1.79                                                (0.04)
Total from investment operations                                       1.85                                                 0.47
Less distributions
From net investment income                                            (0.01)                                               (0.53)
From net realized gain                                                   --                                                   --(j)
                                                                      (0.01)                                               (0.53)
Net asset value, end of period                                    $   20.50                                             $  11.79
Total return(k) (%)                                                    9.91(m)                                              4.18(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $       4                                             $     42
Ratio of net expenses to average net assets (%)                        1.12(r)                                              0.82(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.35(r)                                              4.88(r)
Portfolio turnover (%)                                                   26(m)                                               192(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                j Less than $0.01 per share.
m Not annualized.                                                               k Assumes dividend reinvestment.
r Annualized.                                                                   m Not annualized.
                                                                                r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Strategic Value                                         Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   10.29                                             $  13.70
Net investment income (loss)(h)                                        0.09                                                 0.46
Net realized and unrealized gain (loss) on investments                 0.58                                                (0.04)
Total from investment operations                                       0.67                                                 0.42
Less distributions
From net investment income                                            (0.02)                                               (0.34)
                                                                      (0.02)                                               (0.34)
Net asset value, end of period                                    $   10.94                                             $  13.78
Total return(k) (%)                                                    6.47(m)                                              3.14(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      14                                             $    118
Ratio of net expenses to average net assets (%)                        0.97(r)                                              0.82(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.98(r)                                              3.85(r)
Portfolio turnover (%)                                                   42(m)                                               398(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                k Assumes dividend reinvestment.
m Not annualized.                                                               m Not annualized.
r Annualized.                                                                   r Annualized.

--------------------------------------------------------------------------------

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 U.S. Global Leaders Growth                           U.S. Government Securities
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1                                              Class 1
Period ended                                                        8-31-06(a)                                           8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   12.79                                             $  13.54
Net investment income (loss)(h)                                        0.05                                                 0.44
Net realized and unrealized gain (loss) on investments                (0.17)                                               (0.07)
Total from investment operations                                      (0.12)                                                0.37
Less distributions
From net investment income                                            (0.01)                                               (0.32)
From net realized gain                                                   --                                                   --(j)
                                                                      (0.01)                                               (0.32)
Net asset value, end of period                                    $   12.66                                             $  13.59
Total return(k) (%)                                                   (0.97)(m)                                             2.87(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $      25                                             $     43
Ratio of net expenses to average net assets (%)                        0.79(r)                                              0.78(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              0.44(r)                                              3.67(r)
Portfolio turnover (%)                                                   17(m)                                               100(m)

a Class 1 shares began operations on 10-15-05.                                  a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.                               h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.                                                j Less than $0.01 per share.
m Not annualized.                                                               k Assumes dividend reinvestment.
r Annualized.                                                                   m Not annualized.
                                                                                r Annualized.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       U.S. High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class 1
Period ended                                                        8-31-06(a)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   12.74
Net investment income (loss)(h)                                        0.80
Net realized and unrealized gain (loss) on investments                 0.02
Total from investment operations                                       0.82
Less distributions
From net investment income                                            (0.51)
                                                                      (0.51)

Net asset value, end of period                                    $   13.05
Total return(k) (%)                                                    6.55(m)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $       2
Ratio of net expenses to average net assets (%)                        0.87(r)
Ratio of net investment income (loss) to
   average net assets (%)                                              7.12(r)
Portfolio turnover (%)                                                  108(m)

a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

                              FOR MORE INFORMATION

 The following document is available that offers further information on JHF II:

                    Statement of Additional Information (SAI)

Annual/Semi Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Funds. The Fund's SAI includes a summary of the Fund's policy regarding disclosure of portfolio holdings. The current annual report, when available, is included in the SAI. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

                         By mail: John Hancock Funds II
                               601 Congress Street
                                Boston, MA 02210

                            By phone: 1-800-344-1029

                        On the Internet: www.jhfunds.com

 Or You May View or Obtain These Documents and Other Information About the Fund
                                  from the SEC:

                        By mail: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

        In person: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-551-8090

                    By electronic request: publicinfo@sec.gov
                           (duplicating fee required)

                          On the Internet: www.sec.gov

                           1940 Act File No. 811-21779

                          [JOHN HANCOCK FUNDS II LOGO]

                              JOHN HANCOCK FUNDS II

                       Statement of Additional Information
                                December 31, 2006

Index 500 Fund
Absolute Return Portfolio
Active Bond Fund
All Cap Core Fund
All Cap Growth Fund
All Cap Value Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Classic Value Fund
Core Bond Fund
Core Equity Fund
Dynamic Growth Fund
Emerging Growth Fund
Emerging Small Company Fund
Equity-Income Fund
Financial Services Fund
Fundamental Value Fund
Global Allocation Fund
Global Bond Fund
Global Fund
Global Real Estate Fund
Growth Fund
Growth & Income Fund
Growth Opportunities Fund
Health Sciences Fund
High Income Fund
High Yield Fund
International Equity Index Fund
International Growth Fund
International Opportunities Fund
International Small Cap Fund
International Small Company Fund
International Value Fund
Intrinsic Value Fund
Investment Quality Bond Fund
Large Cap Fund
Large Cap Value Fund
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2045 Portfolio
Lifecycle 2050 Portfolio
Lifecycle Retirement Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Managed Fund
Mid Cap Index Fund
Mid Cap Stock Fund
Mid Cap Value Equity Fund
Mid Cap Value Fund
Money Market Fund
Natural Resources Fund
Pacific Rim Fund
Quantitative All Cap Fund
Quantitative Mid Cap Fund
Quantitative Value Fund
Real Estate Equity Fund
Real Estate Securities Fund
Real Return Bond Fund
Science & Technology Fund
Short-Term Bond Fund
Small Cap Fund
Small Cap Growth Fund
Small Cap Index Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Fund
Small Company Growth Fund
Small Company Value Fund
Special Value Fund
Spectrum Income Fund
Strategic Bond Fund
Strategic Income Fund
Total Bond Market Fund
Total Return Fund
Total Stock Market Index Fund
U.S. Global Leaders Growth Fund
U.S. Government Securities Fund
U.S. High Yield Bond Fund
U.S. Multi-Sector Fund
Utilities Fund
Value Fund
Value & Restructuring Fund
Value Opportunities Fund
Vista Fund

This Statement of Additional Information ("SAI") provides information about the series of John Hancock Funds II ("JHF II"). JHF II consists of funds of funds, which are the Absolute Return Portfolio, the Lifecycle Portfolios and the Lifestyle Portfolios (each referred to as a "Portfolio"). Each of the Portfolios is a "fund of funds" which invests in a number of other affiliated underlying funds of JHF II and may also invest in other funds for which the JHF II's investment adviser or any of its affiliates serves as investment adviser (each referred to as a "Fund"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, JHF II's investment adviser ("Nonaffiliated Underlying Funds") (Collectively, affiliated underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). The information in this SAI is in addition to the information that is contained in the Portfolios' and Funds' prospectuses dated December 31, 2006. Each of the Portfolios and Funds is a separate series of JHF II.

This SAI is not a prospectus. It should be read in conjunction with the prospectuses for JHF II. Copies of JHF II's prospectuses (collectively, the "Prospectus") can be obtained free of charge by contacting:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                        1-(800)-225-5291, www.jhfunds.com

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                                TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK FUNDS II .....................................    3
INVESTMENT POLICIES .......................................................    3
RISK FACTORS ..............................................................   21
HEDGING AND OTHER STRATEGIC TRANSACTIONS ..................................   30
INVESTMENT RESTRICTIONS ...................................................   41
PORTFOLIO TURNOVER ........................................................   44
THOSE RESPONSIBLE FOR MANAGEMENT ..........................................   46
SHAREHOLDERS OF JHF II ....................................................   51
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES .....................   64
DISTRIBUTION AGREEMENTS ...................................................   72
SALES COMPENSATION ........................................................   81
NET ASSET VALUE ...........................................................   86
ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5, 1
AND CLASS NAV SHARES ......................................................   93
SPECIAL REDEMPTIONS .......................................................   93
ADDITIONAL SERVICES AND PROGRAMS ..........................................   94
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES ...........................   95
DESCRIPTION OF FUND SHARES ................................................   95
ADDITIONAL INFORMATION CONCERNING TAXES ...................................   96
PORTFOLIO BROKERAGE .......................................................   99
TRANSFER AGENT SERVICES ...................................................  103
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................  103
CUSTODY OF PORTFOLIO SECURITIES ...........................................  103
CODES OF ETHICS ...........................................................  103
APPENDIX A - DEBT SECURITY RATINGS ........................................  A-1
APPENDIX B - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS ............  B-1
APPENDIX C - PORTFOLIO MANAGER INFORMATION ................................  C-1
APPENDIX D - PROXY VOTING POLICIES AND PROCEDURES .........................  D-1

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ORGANIZATION OF JOHN HANCOCK FUNDS II

JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds and Portfolios are a series of JHF II.

John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the investment adviser to JHF II and each of the Funds and Portfolios. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$370 billion (US$332 billion) as of June 30, 2006.

MFC trades as 'MFC' on the Toronto Stock Exchange, New York Stock Exchange and Philippine Stock Exchange, and under '0945' on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund and Portfolio are described in the Prospectus. Unless otherwise indicated in the applicable Prospectus or SAI, the investment objective and policies of the Funds and Portfolios may be changed without shareholder approval. Each Fund and Portfolio may invest in the types of instruments described below, unless otherwise indicated in the applicable Prospectus or SAI.

Money Market Instruments

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes, except that the U.S. Government Securities Fund may not invest in Canadian and Provincial Government and Crown Agency Obligations. In the case of Special Value Fund, in addition to investing in money market instruments for temporary defensive purposes, the Fund may also invest in money market instruments when opportunities for capital growth do not appear attractive.

U.S. Government And Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (the "GNMA") which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

-Student Loan Marketing Association;

-Federal Home Loan Banks;

-Federal Intermediate Credit Banks; and

-Federal National Mortgage Association.

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

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Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Municipal Obligations

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from Federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service

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("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown Agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-Export Development Corporation;

-Farm Credit Corporation;

-Federal Business Development Bank; and

-Canada Post Corporation.

In addition, certain Crown Agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-provincial railway corporation;

-provincial hydroelectric or power commission or authority;

-provincial municipal financing corporation or agency; and

-provincial telephone commission or authority.

Any Canadian obligation acquired will be payable in U.S. dollars.

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Certificates Of Deposit, Time Deposits And Bankers' Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value ("NAV") is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

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A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

-Federal Reserve System member bank;

-primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division; or

-broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Foreign Repurchase Agreements

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which certain Funds (as indicated) and/or Portfolios, (except the Lifestyle Portfolios), may directly invest consistent with their investment objectives and policies.

Warrants

Each of the Fund (except the Money Market Fund) and Portfolios (except the Lifestyle Portfolios) may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Each Fund and/or Portfolio (excluding the Lifestyle Portfolios) may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and

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interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund's NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-one-year, three-year and five-year constant maturity Treasury Bill rates;

-three-month or six-month Treasury Bill rates;

-11th District Federal Home Loan Bank Cost of Funds;

-National Median Cost of Funds; or

-one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-mortgage bankers;

-commercial banks;

-investment banks;

-savings and loan associations; and

-special purpose subsidiaries of the foregoing.

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Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Federal Home Loan Mortgage Corporation, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund's net assets. See "Other Investments - Illiquid Securities."

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

                                        9

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As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, is expected to contribute to a fund's relatively stable NAV.

In addition to the stripped mortgage securities described above, each of the Strategic Bond Fund, High Yield Fund and Value Fund may invest in similar securities such as Super Principal Only ("SPO") and Levered Interest Only ("LIO") which are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions.

Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

Inverse Floaters. Each of the Strategic Bond Fund, High Income Fund, High Yield Fund and Value Fund may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a fund's net assets. See "Other Investments - Illiquid Securities."

Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under "Asset-Backed Securities."

Asset-Backed Securities

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus disclosure for a Fund/Portfolio, a fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A Fund or Portfolio

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

investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies."

Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-liquidity protection; and

-default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

-"senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

-creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

-"over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Debt Obligations. A fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments;
(ii) the quality of the collateral may decline in value or default; (iii) the Funds and/or Portfolios (excluding Lifestyle Portfolios) may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon Securities, Deferred Interest Bonds And Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The Funds and Portfolios (excluding Lifestyle Portfolios) also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies."

Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans And Other Direct Debt Instruments

A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

High Yield (High Risk) Domestic Corporate Debt Securities

High yield U.S. corporate debt securities in which a fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The fund may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

Brady Bonds

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

-the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

-bonds issued at a discount from face value (generally known as discount bonds);

-bonds bearing an interest rate which increases over time; and

-bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invest are likely to be acquired at a discount.

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

Sovereign Debt Obligations

A fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Indexed Securities

A fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

-prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"); or

-an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

-debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

-preferred stock with dividend rates determined by reference to the value of a currency; or

-convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter ("OTC") market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

ADRs, EDRs, GDRs and IDRs

A fund may invest in American Depository Receipts, European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts ("ADRs," "EDRs," "GDRs," and "IDRs," respectively) as described in their investment policies.

Securities of foreign issuers may include ADRs, EDRs, GDRs, and IDRs. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

Variable And Floating Rate Obligations

A fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Exchange Traded Funds ("ETFs")

A fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies.

Lending Securities

A fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such fund's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

A fund anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with NYSE rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) a fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

When-Issued Securities/Forward Commitments

In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a fund's total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a fund will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

Mortgage Dollar Rolls

A fund (except the Money Market Fund and Lifestyle Portfolios) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV per share.

Illiquid Securities

No fund (except the Money Market Fund), may invest more than 15% (10% for Money Market Fund) of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Fund may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to, (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.

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Rule 144A Securities are Excluded from the Limitation on Illiquid Securities.
Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees' oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund's investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Money Market Fund, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund's subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity. The Money Market Fund intends, therefore, to treat
Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund's subadviser will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Fund, subject to the Trustees' oversight.

Short Sales

A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

A fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund or Portfolio may be required to pay in connection with a short sale.

Investment In Other Investment Companies

A fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by Federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment

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companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by Federal securities laws.

Loan Participations And Assignments

A fund may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Index-Related Securities ("Equity Equivalents")

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P's Depository Receipts (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities compromising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

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The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

Fixed Income Securities

A fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. ("S&P"). Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

Market Capitalization Weighted Approach

A fund's structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the Fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or
(iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

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Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectuses, by owning shares of the Underlying Funds, each Portfolio indirectly invests in the securities and instruments held by the Underlying Funds and bears the same risks as those in which it invests. To the extent a Portfolio invests in securities or instruments directly, the Portfolio will be subject to the same risks.

Non-Diversified

The Portfolios and certain of the Funds in which the Portfolios invest are non-diversified.

Definition of Non-Diversified. Any fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by a fund's own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed-Income Securities

Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income

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

security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Investment Grade Fixed-Income Securities In The Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadviser's Own Credit Analysis. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

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Investment Company Securities

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

Fund of Funds Risk Factors

Each Portfolio is a fund of funds and may invest in shares of the Underlying Funds. The following discussion provides information on the risks of investing in a Portfolio.

As permitted by Section 12 of the 1940 Act, the Portfolios invest in Underlying Funds and may reallocate or rebalance assets among the Underlying Funds.

From time to time, one or more of the Underlying Funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a Portfolio ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global U.S.A."). Shareholders should note that Rebalancings may affect the Underlying Funds. The Underlying Funds subject to redemptions by a Portfolio may find it necessary to sell securities; and the Underlying Funds that receive additional cash from a Portfolio will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Portfolio owns, redeems, or invests in, a substantial portion of an Underlying Fund. Rebalancings could affect the Underlying Funds which could adversely affect their performance and, therefore, the performance of the Portfolios.

Both the Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of each Portfolio. However, there is no guarantee that the Adviser and MFC Global U.S.A. will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Funds:

1. The Underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Funds.

3. When a Portfolio owns a substantial portion of an Underlying Fund, a large redemption by the Portfolio could cause that Underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in the Underlying Funds subject to large redemptions if sales of securities results in capital gains.

Both the Portfolios and the Funds are managed by the Adviser. MFC Global U.S.A., which is an affiliate of the Adviser, is the subadviser to each Portfolio and to certain of the Funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Portfolios and the Funds and MFC Global U.S.A. has the responsibility to manage both the Portfolios and certain of the Funds. The Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of each Portfolio.

With respect to Rebalancings, shareholders should also note that MFC Global U.S.A. as the subadviser to both the Portfolios and certain of the Funds, may appear to have incentive to allocate more Portfolio assets to those Funds that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all Underlying Funds although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global U.S.A. The Adviser will monitor MFC Global U.S.A.'s allocation of Portfolio assets to the Funds to attempt to ensure that assets are not allocated to other MFC Global U.S.A. subadvised portfolios unless it is in the best interest of the Portfolio to do so. In addition, prior to appointing MFC Global U.S.A. as subadviser to a Fund, the Board of Trustees will consider the affiliation between the Adviser and MFC Global U.S.A. as one of its factors in approving such appointment.

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Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

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

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

-declines in the value of real estate;

-risks related to general and local economic conditions;

-possible lack of availability of mortgage funds;

-overbuilding;

-extended vacancies of properties;

-increased competition;

-increases in property taxes and operating expenses;

-change in zoning laws;

-losses due to costs resulting from the clean-up of environmental problems;

-liability to third parties for damages resulting from environmental problems;

-casualty or condemnation losses;

-limitations on rents;

-changes in neighborhood values and the appeal of properties to tenants; and

-changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts ("REITs") including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both Federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

Initial Public Offerings ("IPOs")

A fund may invest a portion of their assets in shares of IPOs, consistent with their investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

A fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Fannie Mae, the FHLBs and the Freddie Mac.

High Yield (High Risk) Securities

General. A fund may invest in high yield (high risk) securities, consistent with their investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a fund invests primarily in fixed-income securities, the NAV of the fund's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.

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

Less liquid secondary markets may also affect a fund's ability to sell securities at their fair value. A fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund's assets invested in illiquid securities may increase.

Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose Funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

-the obligor's balance of payments, including export performance;

-the obligor's access to international credits and investments;

-fluctuations in interest rates; and

-the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against

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

the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

-reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

-obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. These securities are rated Caa or lower by Moody's or CCC or lower by S&P. These securities are considered to have the following characteristics:

-extremely poor prospects of ever attaining any real investment standing;

-current identifiable vulnerability to default;

-unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

-are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

-are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a fund, consistent with their investment objectives and policies, are described below:

-exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-financial futures contracts (including stock index futures);

-interest rate transactions*;

-currency transactions**;

-swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

-structured notes, including hybrid or "index" securities.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

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

Hedging and Other Strategic Transactions may be used for the following purposes:

-to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

-to protect a fund's unrealized gains in the value of its securities;

-to facilitate the sale of a fund's securities for investment purposes;

-to manage the effective maturity or duration of a fund's securities;

-to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

-to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under "Use of Segregated and Other Special Accounts."

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund's income. Similarly, the sale of put options can also provide fund gains.

Covering of Options. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and

Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

-insufficient trading interest in certain options;

-restrictions on transactions imposed by an exchange;

-trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

-interruption of the normal operations of the OCC or an exchange;

-inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

-a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OCT options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC's staff, OTC options purchased by a fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

General Characteristics of Futures Contracts and Options on Futures Contracts

A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

-as a hedge against anticipated interest rate, currency or market changes;

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-for duration management;

-for risk management purposes; and

-to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle", such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market
(net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Use Will Be Consistent with Applicable Regulatory Requirements. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund's securities.

Stock Index Futures

Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

-In connection with a fund's investment in common stocks, a fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

-A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund's pending investment in such stocks when they do become available.

-Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a fund.

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-A fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the funds will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

Options on Securities Indices and Other Financial Indices

A fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

Yield Curve Options

A fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be "covered." A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amounts of the fund's liability under the option written by the fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

-forward currency contracts;

-exchange-listed currency futures contracts and options thereon;

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-exchange-listed and OTC options on currencies; and

-currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "Swap Agreements and Options on Swap Agreements". A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

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Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

Risk of Currency Transactions. Currency transactions are subject to risks different from other Fund transactions, as discussed below under "Risk Factors." If a Fund or Portfolio enters into a currency hedging transaction, the Fund or Portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's objective.

Swap Agreements and Options on Swap Agreements

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The fund may also enter into options on swap agreements ("Swap Options").

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund's investment objectives and general investment polices, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for

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paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund may also enter into Swap Options. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a "net basis". Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of a fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a fund's investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund's total assets.

A fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

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Whether a fund's use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Eurodollar Instruments

A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are

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available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk of Hedging and Other Strategic Transactions

Hedging and Other Strategic Transactions have special risks associated with them, including:

-possible default by the counterparty to the transaction;

-markets for the securities used in these transactions could be illiquid; and

-to the extent the subadviser's assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a fund's NAV, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

-option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

-options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

-The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

-Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

-Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

-Proxy hedging involves determining the correlation between various currencies. If the subadviser's determination of this correlation is incorrect, a fund's losses could be greater than if the proxy hedging were not used.

-Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

-foreign governmental actions affecting foreign securities, currencies or other instruments;

-less stringent regulation of these transactions in many countries as compared to the United States;

-the lack of clearing mechanisms and related guarantees in some countries for these transactions;

-more limited availability of data on which to make trading decisions than in the United States;

-delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

-the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

-lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHF II is subject in implementing the investment policies of the Funds and Portfolios: (a) fundamental and (b) nonfundamental. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees of a Fund and Portfolios without shareholder approval.

When submitting an investment restriction change to the holders of the Fund or Portfolio's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular Fund or Portfolio if a majority of the outstanding voting securities of the Fund or Portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or Portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the JHF II.

Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.

Fundamental

A Fund or Portfolio may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a Fund or Portfolio is specifically excepted by the terms of a restriction, each Fund or Portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Fund, Real Estate Securities Fund, Utilities Fund, Natural Resources Fund, Real Estate Equity Fund and Global Real Estate Fund. (The Funds and Portfolios have determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Fund.)

-The Natural Resources Fund will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

-For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

-For purposes of the concentration policy the Lifestyle Portfolios, Absolute Return Portfolio, Lifecycle Portfolios and any other fund of funds will look through to the portfolio holdings of the Underlying Funds in which they invest and will aggregate the holdings of the Underlying Funds to determine concentration in a particular industry in accordance with the above policy. For purposes of this policy only those Underlying Funds that are part of the John Hancock family of funds will be aggregated; the Lifestyle Portfolios, Absolute Return Portfolio, Lifecycle Portfolios and any other fund of funds will not aggregate underlying fund holdings, if any, in non-John Hancock funds.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund or Portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund or Portfolio, except that up to 25% of the value of each Fund or Portfolio's total assets may be invested without regard to these restrictions. The Global Real Estate Fund, Absolute Return Portfolio, Lifecycle Portfolios, Core Equity Fund, U.S. Global Leaders Growth Fund, Utilities Fund, Health Sciences Fund, Global Bond Fund, Real Estate Securities Fund, Natural Resources Fund, Real Return Bond Fund, Financial Services Fund, Growth Fund, Intrinsic Value Fund, U.S. Multi Sector Fund, Growth Opportunities Fund and the Lifestyle Portfolios are not subject to these restrictions.

(3) Borrow money, except that each Fund or Portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund or Portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings), and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Fund or Portfolio may be considered an underwriter under the 1933 Act in selling Fund or Portfolio securities.

(5) Purchase or sell real estate, except that each Fund or Portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds or Portfolios other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each Fund or Portfolio other than the Money Market Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each Fund or Portfolio other than the Money Market Fund and U.S. Government Securities Fund may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

The Absolute Return Portfolio and Lifecycle Portfolios may purchase or sell commodities or commodity contracts, except that the Portfolios may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and the Portfolios may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Absolute Return Portfolio and Lifecycle Portfolios may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Absolute Return Portfolio and Lifecycle Portfolios indirectly may invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7) Lend money to other persons, except by the purchase of obligations in which the Fund or Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions and hedging and other strategic transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions, and hedging and other strategic transactions will not be deemed to involve loans of securities.

Non-Fundamental

Unless a Fund or Portfolio is specifically excepted by the terms of a restriction, each Fund or Portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable, except that the Money Market Fund may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Purchase securities for the purpose of exercising control or management.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by a fund, except in an amount of not more than 10%* of the value of the fund's total assets and then only to secure borrowings permitted by restrictions (3) and
(10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

*33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology, Total Return, International Value, Mid Cap Stock, Health Sciences, Financial Services, All Cap Value, Quantitative Mid Cap, Utilities, Mid Cap Value, Fundamental Value, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities, Small Company, Core Equity, Quantitative Value, U.S. Global Leaders Growth, Strategic Income, International Equity Index, Small Cap Value, Active Bond, Short-Term Bond, Managed, Large Cap, International Opportunities, Core Bond, U.S. High Yield Bond and Small Cap Funds; 15% in the case of the International Small Cap and Growth Funds; 50% in the case of the Value Fund.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Fund where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser's assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund's investment portfolio, resulting from market fluctuations or other changes in a fund's total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

Additional Investment Restrictions

Money Market Fund

In addition to the above policies, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Fund will, among other things, not purchase the securities of any issuer if it would cause:

-more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

-more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

-more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

Investment Restrictions that May be Changed Only on 60 Days' Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of the Funds named below is subject to change only upon 60 days' prior notice to shareholders; refer to the Prospectus for each Fund's "Investment Strategies":

Active Bond Fund
Blue Chip Growth Fund
Core Bond Fund
Core Equity Fund
Emerging Small Company Fund
Equity-Income Fund
Financial Services Fund
Global Bond Fund
Global Fund
Global Real Estate Fund
Health Sciences Fund
High Yield Fund
Index 500 Fund
International Equity Index Fund
International Small Company Fund
International Small Cap Fund
Investment Quality Bond Fund
Large Cap Fund
Large Cap Value Fund
Mid Cap Index Fund
Mid Cap Stock Fund
Mid Cap Value Fund
Mid Cap Value Equity Fund
Natural Resources Fund
Pacific Rim Fund
Quantitative Mid Cap Fund
Real Estate Equity Fund
Real Estate Securities Fund
Real Return Bond Fund
Science & Technology Fund
Short-Term Bond Fund
Small Cap Fund
Small Cap Growth Fund
Small Cap Index Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Fund
Small Company Growth Fund
Small Company Value Fund
Strategic Bond Fund
Total Bond Market Fund
Total Stock Market Index Fund
U.S. Global Leaders Growth Fund
U.S. Government Securities Fund
U.S. High Yield Bond Fund
U.S. Multi Sector Fund
Utilities Fund

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. No portfolio turnover rate can be calculated for the Money Market Fund due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the funds of JHF II for the fiscal year ended August 31, 2006 were as follows:

Portfolio                                    2006
---------------------------------------------------------------
Index 500 Fund                               N/A
Absolute Return Portfolio                    N/A
Active Bond Fund                             406%
All Cap Core Fund                            86%
All Cap Growth Fund                          106%
All Cap Value Fund                           48%
Blue Chip Growth Fund                        28%
Capital Appreciation Fund                    57%
Classic Value Fund                           N/A
Core Bond Fund                               436%
Core Equity Fund                             13%
Dynamic Growth Fund                          N/A
Emerging Growth Fund                         206%
Emerging Small Company Fund                  207%

Equity-Income Fund                           39%
Financial Services Fund                      N/A
Fundamental Value Fund                       8%
Global Allocation Fund                       N/A
Global Bond Fund                             248%
Global Fund                                  N/A
Global Real Estate Fund                      87%
Growth & Income Fund                         N/A
Growth Fund                                  N/A
Growth Opportunities Fund                    N/A
Health Sciences Fund                         N/A
High Income Fund                             76%
High Yield Fund                              83%
International Equity Index Fund              11%
International Growth Fund                    N/A
International Opportunities Fund             99%
International Small Cap Fund                 89%
International Small Company Fund             57%
International Stock Fund                     196%
International Value Fund                     59%
Intrinsic Value Fund                         N/A
Investment Quality Bond Fund                 35%
Large Cap Fund                               24%
Large Cap Value Fund                         54%
Lifecycle 2010 Portfolio                     N/A
Lifecycle 2015 Portfolio                     N/A
Lifecycle 2020 Portfolio                     N/A
Lifecycle 2025 Portfolio                     N/A
Lifecycle 2030 Portfolio                     N/A
Lifecycle 2035 Portfolio                     N/A
Lifecycle 2040 Portfolio                     N/A
Lifecycle 2045 Portfolio                     N/A
Lifecycle 2050 Portfolio                     N/A
Lifecycle Retirement Portfolio               N/A
Lifestyle Aggressive Portfolio               23%
Lifestyle Balanced Portfolio                 23%
Lifestyle Conservative Portfolio             20%
Lifestyle Growth Portfolio                   26%
Lifestyle Moderate Portfolio                 24%
Managed Fund                                 N/A
Mid Cap Core Fund                            115%
Mid Cap Index Fund                           10%
Mid Cap Stock Fund                           104%
Mid Cap Value Equity Fund                    24%
Mid Cap Value Fund                           74%
Money Market Fund                            N/A
Natural Resources Fund                       71%
Pacific Rim Fund                             N/A
Quantitative All Cap Fund                    21%

Quantitative Mid Cap Fund                    119%
Quantitative Value Fund                      127%
Real Estate Equity Fund                      50%
Real Estate Securities Fund                  199%
Real Return Bond Fund                        216%
Science & Technology Fund                    N/A
Short-Term Bond Fund                         N/A
Small Cap Fund                               53%
Small Cap Growth Fund                        N/A
Small Cap Index Fund                         40%
Small Cap Opportunities Fund                 59%
Small Cap Value Fund                         N/A
Small Company Fund                           110%
Small Company Growth Fund                    49%
Small Company Value Fund                     12%
Special Value Fund                           26%
Spectrum Income Fund                         123%
Strategic Bond Fund                          192%
Strategic Income Fund                        65%
Strategic Value Fund                         42%
Total Bond Market Fund                       N/A
Total Return Fund                            398%
Total Stock Market Index Fund                N/A
U.S. Global Leaders Growth Fund              17%
U.S. Government Securities Fund              100%
U.S. High Yield Bond Fund                    108%
U.S. Multi-Sector Fund                       116%
Utilities Fund                               N/A
Value & Restructuring Fund                   17%
Value Fund                                   N/A
Value Opportunities Fund                     N/A
Vista Fund                                   205%

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF II, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Funds or Portfolios (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and Portfolios and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the funds, John Hancock Funds, LLC (the "Distributor"). The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations. Each Trustee oversees all Funds and Portfolios of JHF II, and some Trustees also oversee other funds in the John Hancock fund complex. As of August 31, 2006, the John Hancock fund complex consisted of 262 funds (including separate series of series mutual funds): JHF II (97 funds), John Hancock Funds III (10 funds); John Hancock Trust (102 funds); and 53 other John Hancock funds (the "John Hancock Fund Complex").

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of Funds
Name, Address             Position(s) Held    Principal Occupation(s) and other                  in Fund Complex
And Birth Year            with Fund (1)       Directorships During Past 5 Years                  Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------
Charles L. Bardelis       Trustee             President and Executive Officer, Island                  209
601 Congress Street       (since 2005)        Commuter Corp. (Marine Transport).
Boston, MA  02210
Born: 1941                                    Trustee of John Hancock Trust (since 1988).

Peter S. Burgess          Trustee             Consultant (financial, accounting and auditing           209
601 Congress Street       (since 2005)        matters (since 1999);  Certified Public
Boston, MA  02210                             Accountant;  Partner, Arthur Andersen (prior to
Born: 1942                                    1999).

                                              Director of the following publicly traded
                                              companies: PMA Capital Corporation (since 2004)
                                              and Lincoln Educational Services Corporation
                                              (since 2004).

                                              Trustee of John Hancock Trust (since 2005).

Elizabeth G. Cook         Trustee             Expressive Arts Therapist, Massachusetts                 209
601 Congress Street       (since 2005)        General Hospital (September 2001 to present);
Boston, MA  02210                             Expressive Arts Therapist, Dana Farber Cancer
Born: 1937                                    Institute (September 2000 to January 2004);
                                              President, The Advertising Club of Greater
                                              Boston.

                                              Trustee of John Hancock Trust (since 2005).

Hassell H. McClellan      Trustee             Associate Professor, The Wallace E. Carroll              209
601 Congress Street       (since 2005)        School of Management, Boston College.
Boston, MA 02210
Born: 1945                                    Trustee of John Hancock Trust (since 2005).

James. M. Oates           Trustee             Managing Director, Wydown Group (financial               209
601 Congress Street,      (since 2005)        consulting firm)(since 1994);  Chairman,
Boston, MA  02210-2801                        Emerson Investment Management, Inc. (since
Born: 1946                                    2000); Chairman, Hudson Castle Group, Inc.
                                              (formerly IBEX Capital Markets, Inc.)
                                              (financial services company) (since 1997).
                                              Director of the following publicly traded
                                              companies:  Stifel Financial (since 1996);
                                              Investor Financial Services Corporation (since
                                              1995); and Connecticut River Bancorp, Director
                                              (since 1998). Director, Phoenix Mutual Funds
                                              (since 1988; overseeing 20 portfolios).

                                              Trustee of John Hancock Trust  (since 2004).

(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

JHF II from time to time changes subadvisers or engages new subadvisers to the portfolios. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During 2005 and 2006, the following disinterested Trustee (or one of his immediate family members) owned shares (the value of which exceeded $60,000) of a subadviser (or their controlling parent company). Prior to joining the Board in June 2005, Peter S. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc and

Salomon Brothers Asset Management Limited as of the time of the purchase by Mr. Burgess).

      Interested Trustee

--------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of Funds
Name, Address             Position(s) Held    Principal Occupation(s) and other                  in Fund Complex
and Birth Year            with Fund           Directorships During Past 5 Years                  Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------
James R. Boyle (1)        Trustee             President, John Hancock Annuities; Executive             262
601 Congress Street       (since 2005)        Vice President, John Hancock Life Insurance
Boston, MA  02210                             Company (since June, 2004); President U.S.
Born: 1959                                    Annuities; Senior Vice President, The
                                              Manufacturers Life Insurance Company (U.S.A)
                                              (prior to 2004).

(1) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with MFC (or its affiliates), the ultimate controlling parent of the Adviser.

Principal Officers who are not Trustees

--------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of Funds
Name, Address             Position(s) Held    Principal Occupation(s) and other                  in Fund Complex
and Birth Year            with Fund           Directorships During Past 5 Years                  Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------
Keith Hartstein (1)       President           Senior Vice President, Manulife Financial                 N/A
601 Congress Street       (since 2005)        Corporation (since 2004); Director, President
Boston, MA  02210                             and Chief Executive Officer, the Adviser, The
Born: 1956                                    Berkeley Group, John Hancock Funds, LLC (since
                                              2005); Director, MFC Global Investment
                                              Management (U.S.), LLC ("MFC Global (U.S.)")
                                              (since 2005); Director, John Hancock Signature
                                              Services, Inc. (since 2005); President and
                                              Chief Executive Officer, John Hancock
                                              Investment Management Services, LLC (since
                                              2006); President and Chief Executive Officer,
                                              John Hancock Funds II, John Hancock Funds III,
                                              and John Hancock Trust; Director, Chairman and
                                              President, NM Capital Management, Inc. (since
                                              2005); Chairman, Investment Company Institute
                                              Sales Force Marketing Committee (since 2003);
                                              Director, President and Chief Executive
                                              Officer, MFC Global (U.S.) (2005-2006);
                                              Executive Vice President, John Hancock Funds,
                                              LLC (until 2005).

John Vrysen (1)           Chief Financial     Executive Vice President and Chief Financial              N/A
601 Congress Street       Officer             Officer, John Hancock Funds, LLC, July 2005 to
Boston, MA  02210         (since 2005)        present;  Senior Vice President and General
Born: 1955                                    Manager, Fixed Annuities, John Hancock
                                              Financial Services, September 2004 to July
                                              2005; Executive Vice President, Operations,
                                              Manulife Wood Logan, July 2000 to September
                                              2004.

Francis V. Knox, Jr. (1)  Chief Compliance    Vice President and Chief Compliance Officer,              N/A
Born: 1947                Officer             John Hancock Investment Management

                          (Since 2005)        Services, LLC, the Adviser and MFC Global
                                              (U.S.) (since 2005); Chief Compliance Officer,
                                              John Hancock Funds, John Hancock Funds II,
                                              John Hancock Funds III and John Hancock Trust
                                              (since 2005); Vice President and Assistant
                                              Treasurer, Fidelity Group of Funds (until
                                              2004); Vice President and Ethics & Compliance
                                              Officer, Fidelity Investments (until 2001).

Gordon Shone (1)          Treasurer           Treasurer, John Hancock Funds (since 2006);               N/A
601 Congress Street       (Since 2005)        John Hancock Funds II, John Hancock Funds III
Boston, MA  02210                             and John Hancock Trust (since 2005); Vice
Born: 1956                                    President and Chief Financial Officer, John
                                              Hancock Trust (2003-2005); Senior Vice
                                              President, John Hancock Life Insurance Company
                                              (U.S.A.) (since 2001); Vice President, John
                                              Hancock Investment Management Services, Inc.
                                              and John Hancock Advisers, LLC (since 2006),
                                              The Manufacturers Life Insurance Company
                                              (U.S.A.) (1998 to 2000).

Thomas M. Kinzler(1)      Secretary and       Vice President and Counsel for John Hancock               N/A
601 Congress Street       Chief Legal         Life Insurance Company (U.S.A.) (since 2006);
Boston, MA  02110         Officer             Secretary and Chief Legal Officer, John Hancock
Born: 1955                (since 2006)        Funds, John Hancock Funds II, John Hancock
                                              Funds III and John Hancock Trust (since 2006);
                                              Vice President and Associate General Counsel
                                              for Massachusetts Mutual Life Insurance Company
                                              (1999-2006); Secretary and Chief Legal Counsel
                                              for MML Series Investment Fund (2000-2006);
                                              Secretary and Chief Legal Counsel for
                                              MassMutual Institutional Funds (2000-2004);
                                              Secretary and Chief Legal Counsel for
                                              MassMutual Select Funds and MassMutual Premier
                                              Funds (2004-2006).

(1)   Affiliated with the Adviser.

Board Committees

At its initial meeting on August 23, 2005, the Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Oates); (ii) a Nominating Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees (Ms. Cook and Mr. McClellan) (the interested Trustees may serve as ex-officio members); and (iv) three Investment Committees, each composed solely of Independent Trustees (with the interested Trustees and the President of JHF II serving as ex-officio members in certain cases). For the fiscal year ended August 31, 2006, the Audit Committee, Compliance Committee and each of the Investment Committees held six (6) meetings; the Nominating Committee held one (1) meeting.

Audit Committee. The Audit Committee reviews the internal and external accounting and auditing procedures of JHF II and, among other things, considers the selection of independent accountants for JHF II, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on the independent accountants' independence.

Nominating Committee. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by JHF II shareholders or group annuity contract owners investing in JHF II through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or group annuity contract owners may be submitted to the Secretary of JHF II at 601 Congress Street, Boston, Massachusetts 02210, along with relevant biographical information.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds and Portfolios, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, group annuity contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

Compliance Committee. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHF II, including the annual report of the Chief Compliance Officer of JHF II regarding its compliance program, matters relating to the pricing of the Funds and Portfolios, the Codes of Ethics of JHF II, the Adviser, the subadviser and regulatory changes.

Investment Committees. Each of the Investment Committee's subcommittees reviews investment performance and other matters relating to a particular group of Funds and Portfolios and the subadvisers to those Funds and Portfolios

Compensation of Trustees and Officers

The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Each Trustee is paid a $7,500 quarterly retainer, plus $4,000 for attendance at each quarterly meeting. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Board chairman receives a $10,000 annual retainer. JHF II does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the officers listed above, the President is furnished to JHF II pursuant to the Advisory Agreement described below and receives no compensation from JHF II. The other named officers receive compensation from JHF II, but none is expected to receive compensation from JHF II for the current fiscal year in excess of $60,000. The officers of JHF II may spend only a portion of their time on the affairs of JHF II.

                             Compensation Table (1)

                                                    Total Compensation from
                                                            JHF II
                        Total Compensation from    and the John Hancock Fund
Name of Trustee                  JHF II                   Complex (2)
---------------------------------------------------------------------------
Independent Trustees

Charles L. Bardelis             $45,000                    $147,600

Peter S. Burgess                $45,000                    $147,600

Elizabeth Cook                  $45,000                    $147,600

Hassell H. McClellan            $45,000                    $147,600

James M. Oates                  $53,334                    $193,434

Interested Trustee

James R. Boyle                     $0                         $0

(1) Compensation received for services as a Trustee. JHF II does not have a pension or retirement plan for any of its Trustees or officers. In addition, JHF II does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the Funds in the John Hancock Fund Complex that participates in the Plan.

(2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the fiscal year ended August 31, 2006.

Trustee Ownership of Shares of the Funds

The table below lists the amount of securities of each Fund and Portfolio beneficially owned by each Trustee as of December 11, 2006 (excluding those portfolios that had not yet commenced operations on December 11, 2006). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                                                                                                 Affiliated
Portfolio                                                     Independent Trustees                                 Trustee
------------------------------------------------------------------------------------------------------------------------------
                                   Charles L.                      Elizabeth G.   Hassell H.
                                   Bardelis     Peter S. Burgess       Cook       McClellan    James M. Oates   James M. Boyle
------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                        N/A              N/A             N/A            N/A            N/A              N/A

Absolute Return Portfolio              A                A               A              A              A                A

Active Bond Fund                      N/A              N/A             N/A            N/A            N/A              N/A

All Cap Core Fund                     N/A              N/A             N/A            N/A            N/A              N/A

All Cap Growth Fund                   N/A              N/A             N/A            N/A            N/A              N/A

All Cap Value Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Blue Chip Growth Fund                 N/A              N/A             N/A            N/A            N/A              N/A

Capital Appreciation Fund             N/A              N/A             N/A            N/A            N/A              N/A

Classic Value Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Core Bond Fund                        N/A              N/A             N/A            N/A            N/A              N/A

Core Equity Fund                      N/A              N/A             N/A            N/A            N/A              N/A

Dynamic Growth Fund                   N/A              N/A             N/A            N/A            N/A              N/A

Emerging Growth Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Emerging Small Company Fund           N/A              N/A             N/A            N/A            N/A              N/A

Equity-Income Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Financial Services Fund               N/A              N/A             N/A            N/A            N/A              N/A

Fundamental Value Fund                N/A              N/A             N/A            N/A            N/A              N/A

Global Allocation Fund                N/A              N/A             N/A            N/A            N/A              N/A

Global Bond Fund                      N/A              N/A             N/A            N/A            N/A              N/A

Global Fund                           N/A              N/A             N/A            N/A            N/A              N/A

Global Real Estate Fund               N/A              N/A             N/A            N/A            N/A              N/A

Growth & Income Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Growth Fund                           N/A              N/A             N/A            N/A            N/A              N/A

Growth Opportunities Fund             N/A              N/A             N/A            N/A            N/A              N/A

Health Sciences Fund                  N/A              N/A             N/A            N/A            N/A              N/A

High Income Fund                      N/A              N/A             N/A            N/A            N/A              N/A

High Yield Fund                       N/A              N/A             N/A            N/A            N/A              N/A

International Equity Index Fund       N/A              N/A             N/A            N/A            N/A              N/A

International Growth Fund             N/A              N/A             N/A            N/A            N/A              N/A

International Opportunities Fund      N/A              N/A             N/A            N/A            N/A              N/A

International Small Cap Fund          N/A              N/A             N/A            N/A            N/A              N/A

International Small Company Fund      N/A              N/A             N/A            N/A            N/A              N/A

International Value Fund              N/A              N/A             N/A            N/A            N/A              N/A

Intrinsic Value Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Investment Quality Bond Fund          N/A              N/A             N/A            N/A            N/A              N/A

Large Cap Fund                        N/A              N/A             N/A            N/A            N/A              N/A

Large Cap Value Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Lifecycle 2010 Portfolio               A                A               A              A              A                A

Lifecycle 2015 Portfolio               A                A               A              A              A                A

Lifecycle 2020 Portfolio               A                A               A              A              A                A

Lifecycle 2025 Portfolio               A                A               A              A              A                A

Lifecycle 2030 Portfolio               A                A               A              A              A                A

Lifecycle 2035 Portfolio               A                A               A              A              A                A

Lifecycle 2040 Portfolio               A                A               A              A              A                A

Lifecycle 2045 Portfolio               A                A               A              A              A                A

Lifecycle 2050 Portfolio              N/A              N/A             N/A            N/A            N/A              N/A

Lifecycle Retirement Portfolio         A                A               A              A              A                A

Lifestyle Aggressive Portfolio         A                A               A              A              D                A

Lifestyle Balanced Portfolio           A                A               A              A              A                A

Lifestyle Conservative Portfolio       A                A               A              A              A                A

Lifestyle Growth Portfolio             A                A               A              A              A                A

Lifestyle Moderate Portfolio           A                A               A              A              A                A

Managed Fund                          N/A              N/A             N/A            N/A            N/A              N/A

Mid Cap Index Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Mid Cap Stock Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Mid Cap Value Equity Fund             N/A              N/A             N/A            N/A            N/A              N/A

Mid Cap Value Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Money Market Fund                     N/A              N/A             N/A            N/A            N/A              N/A

Natural Resources Fund                N/A              N/A             N/A            N/A            N/A              N/A

Pacific Rim Fund                      N/A              N/A             N/A            N/A            N/A              N/A

Quantitative All Cap Fund              A                A               A              A              A                A

Quantitative Mid Cap Fund             N/A              N/A             N/A            N/A            N/A              N/A

Quantitative Value Fund               N/A              N/A             N/A            N/A            N/A              N/A

Real Estate Equity Fund               N/A              N/A             N/A            N/A            N/A              N/A

Real Estate Securities Fund           N/A              N/A             N/A            N/A            N/A              N/A

Real Return Bond Fund                 N/A              N/A             N/A            N/A            N/A              N/A

Science & Technology Fund             N/A              N/A             N/A            N/A            N/A              N/A

Short-Term Bond Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Small Cap Fund                        N/A              N/A             N/A            N/A            N/A              N/A

Small Cap Growth Fund                 N/A              N/A             N/A            N/A            N/A              N/A

Small Cap Index Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Small Cap Opportunities Fund          N/A              N/A             N/A            N/A            N/A              N/A

Small Cap Value Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Small Company Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Small Company Growth Fund             N/A              N/A             N/A            N/A            N/A              N/A

Small Company Value Fund              N/A              N/A             N/A            N/A            N/A              N/A

Special Value Fund                    N/A              N/A             N/A            N/A            N/A              N/A

Spectrum Income Fund                  N/A              N/A             N/A            N/A            N/A              N/A

Strategic Bond Fund                   N/A              N/A             N/A            N/A            N/A              N/A

Strategic Income Fund                 N/A              N/A             N/A            N/A            N/A              N/A

Total Bond Market Fund                N/A              N/A             N/A            N/A            N/A              N/A

Total Return Fund                     N/A              N/A             N/A            N/A            N/A              N/A

Total Stock Market Index Fund         N/A              N/A             N/A            N/A            N/A              N/A

U.S. Global Leaders Growth Fund       N/A              N/A             N/A            N/A            N/A              N/A

U.S. Government Securities Fund       N/A              N/A             N/A            N/A            N/A              N/A

U.S. High Yield Bond Fund             N/A              N/A             N/A            N/A            N/A              N/A

U.S. Multi-Sector Fund                N/A              N/A             N/A            N/A            N/A              N/A

Utilities Fund                        N/A              N/A             N/A            N/A            N/A              N/A

Value Fund                            N/A              N/A             N/A            N/A            N/A              N/A

Value & Restructuring Fund            N/A              N/A             N/A            N/A            N/A              N/A

Value Opportunities Fund              N/A              N/A             N/A            N/A            N/A              N/A

Vista Fund                            N/A              N/A             N/A            N/A            N/A              N/A

*Information about Board approval of the Advisory and subadvisory agreements is available in the Annual/semi-annual reports.

SHAREHOLDERS OF JHF II

As of November 30, 2006, all the Class 1 shares were held by John Hancock Life Insurance Company (U.S.A.) (JHLICO U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New
York) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act. All the Class NAV shares are held by the five Lifestyle Portfolios, the ten Lifecycle Portfolios and the one Absolute Return Portfolio.

JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of November 30, 2006, the Trustees and officers of each Fund, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each Fund.

As of November 30, 2006 the following shareholders owned of record 5% or more of the outstanding Class NAV shares and/or Class 1 shares of the Funds indicated below:

                   Share                                                                         Number of     Percentage
Portfolio Name     Class   Shareholder Name               Address                                Shares        of Ownership
---------------------------------------------------------------------------------------------------------------------------
Lifestyle          A       PATTERSON & CO FBO THE         1525 WEST WT HARRIS BLVD               105294.5440           8.18
Conservative               ROBERT E MORRIS COMPANY        CHARLOTTE NC 28288-0001
Portfolio

Lifestyle          B       MLPF& S FOR THE SOLE BENEFIT   4800 DEER LAKE DRIVE EAST 2ND FL       225416.5390          11.82
Balanced                   OF ITS CUSTOMERS               JACKSONVILLE FL 32246-6484
Portfolio

Lifestyle          B       CITIGROUP GLOBAL MARKETS INC   333 WEST 34TH STREET NEW YORK           96378.3470           5.05
Balanced                                                  NY 10001-2402
Portfolio

Lifestyle          B       MLPF& S FOR THE SOLE BENEFIT   4800 DEER LAKE DRIVE EAST 2ND FL        46188.0460           9.72
Moderate                   OF ITS CUSTOMERS               JACKSONVILLE FL 32246-6484
Portfolio

Lifestyle          B       RBC DAIN RAUSCHER CUST JAMES   9314 RAINTREE DR S COLUMBUS IN          16377.9860           6.12
Conservative               W BREEDEN IRA                  47201-9108
Portfolio

Lifestyle          R5      NFS LLC FEBO SOUTH TEXAS       2100 REGIONAL MEDICAL DR WHARTON        74165.3380          54.31
Growth Portfolio           MEDICAL CLINICS 40             TX 77488-9719

Lifestyle          R5      SEI PRIVATE TRUST COMPANY      1 FREEDOM VALLEY DR OAKS PA             10763.4170           7.88
Growth Portfolio                                          19456

Lifestyle          R5      COUNSEL TRUST FBO LIFESOURCE   336 4TH AVE STE 5 PITTSBURGH PA          9304.2900           6.81
Growth Portfolio           UPPER MIDWEST ORGAN            15222-2004

Lifestyle          R5      HEARTRUCO                      1202 27TH ST S FARGO ND                  8603.5740           6.30
Growth Portfolio                                          58103-2365

Lifestyle          R5      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300 DENVER CO            8232.5420           6.03
Growth Portfolio           LOREN D STARK INC 401(K)       80202-3531

Lifestyle          R5      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9 BOSTON MA           7490.6370           5.49
Growth Portfolio           ATTN: KELLY A CONWAY           02210-2804

Lifestyle          R5      NFS LLC FEBO SOUTH TEXAS       2100 REGIONAL MEDICAL DR WHARTON        73448.7630          71.17
Balanced                   MEDICAL CLINICS 40             TX 77488-9719
Portfolio

Lifestyle          R5      LUBBOCK NATIONAL BANK          PO BOX 6100                             10046.0130           9.73
Balanced                                                  LUBBOCK TX 79493-6100
Portfolio

Lifestyle          R5      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7490.6370           7.26
Balanced                   ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R5      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     21346.8930          53.56
Aggressive                 LOREN D STARK INC 401(K)       DENVER CO 80202-3531
Portfolio

Lifestyle          R5      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7917.6560          19.86
Aggressive                 ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R5      COUNSEL TRUST FBO LIFESOURCE   336 4TH AVE STE 5                        5307.8310          13.32
Aggressive                 UPPER MIDWEST ORGAN            PITTSBURGH PA 15222-2004
Portfolio

Lifestyle          R5      COUNSEL TRUST FBO LIFESOURCE   336 4TH AVE STE 5                        2394.4300           6.01
Aggressive                 UPPER MIDWEST ORGAN            PITTSBURGH PA 15222-2004
Portfolio

Lifestyle          R5      NFS LLC FEBO SOUTH TEXAS       2100 REGIONAL MEDICAL DR                32402.3390          58.20
Moderate                   MEDICAL CLINICS 40             WHARTON TX 77488-9719
Portfolio

Lifestyle          R5      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7727.9750          13.88
Moderate                   ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R5      WILMINGTON TRUST COMP CUST     PO BOX 8971                              4640.9450           8.34
Moderate                   FBO EPLAN SERVICES INC GROUP   WILMINGTON DE 19899-8971
Portfolio                  TRUST PLAN

Lifestyle          R5      NFS LLC FEBO TEXAS TOTAL       1880 N MAIN ST                           3592.2030           6.45
Moderate                   CARE INC 401K                  VIDOR TX 77662-3018
Portfolio

Lifestyle          R5      NFS LLC FEBO MICHAEL NOEL      9055 KATY FWY STE 200                    3348.2400           6.01
Moderate                                                  HOUSTON TX 77024-1629
Portfolio

Lifestyle          R5      NFS LLC FEBO SOUTH TEXAS       2100 REGIONAL MEDICAL DR                12089.5010          47.22
Conservative               MEDICAL CLINICS 40             WHARTON TX 77488-9719
Portfolio

Lifestyle          R5      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7598.7840          29.68
Conservative               ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R5      WILMINGTON TRUST COMP CUST     PO BOX 8971                              2215.6400           8.65
Conservative               FBO EPLAN SERVICES INC GROUP   WILMINGTON DE 19899-8971
Portfolio                  TRUST PLAN

Lifestyle          R5      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      1537.6560           6.01
Conservative               ALEXANDER & KIENAST, INC       DENVER CO 80202-3531
Portfolio

Lifestyle          C       MLPF& S FOR THE SOLE BENEFIT   4800 DEER LAKE DRIVE EAST 2ND FL      1050127.8000          11.83
Growth Portfolio           OF ITS CUSTOMERS               JACKSONVILLE FL 32246-6484

Lifestyle          C       CITIGROUP GLOBAL MARKETS INC   333 WEST 34TH STREET                   730658.5870           8.23
Growth Portfolio                                          NEW YORK NY 10001-2402

Lifestyle          C       MLPF& S FOR THE SOLE BENEFIT   4800 DEER LAKE DRIVE EAST 2ND FL      1463997.3560          19.06
Balanced                   OF ITS CUSTOMERS               JACKSONVILLE FL 32246-6484
Portfolio

Lifestyle          C       CITIGROUP GLOBAL MARKETS INC   333 WEST 34TH STREET                   227455.5130           9.56
Aggressive                                                NEW YORK NY 10001-2402
Portfolio

Lifestyle          C       MLPF& S FOR THE SOLE BENEFIT   4800 DEER LAKE DRIVE EAST 2ND FL       199705.8830           8.39
Aggressive                 OF ITS CUSTOMERS               JACKSONVILLE FL 32246-6484
Portfolio

Lifestyle          C       MLPF& S FOR THE SOLE BENEFIT   4800 DEER LAKE DRIVE EAST 2ND FL       367080.1420          19.79
Moderate                   OF ITS CUSTOMERS               JACKSONVILLE FL 32246-6484
Portfolio

Lifestyle          C       MLPF& S FOR THE SOLE BENEFIT   4800 DEER LAKE DRIVE EAST 2ND FL       220735.6510          24.61
Conservative               OF ITS CUSTOMERS               JACKSONVILLE FL 32246-6484
Portfolio

Lifestyle          C       CITIGROUP GLOBAL MARKETS INC   333 WEST 34TH STREET                    61382.5580           6.84
Conservative                                              NEW YORK NY 10001-2402
Portfolio

Lifestyle          R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     6802.7210          84.06
Growth Portfolio           CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifestyle          R       MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      1289.9710          15.94
Growth Portfolio           ANN MORROW & ASSOCIATES        DENVER CO 80202-3531

Lifestyle          R       MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      9810.5400          58.54
Balanced                   GREATSTONE DEVELOPMENT         DENVER CO 80202-3531
Portfolio

Lifestyle          R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     6949.4010          41.46
Balanced                   CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7087.1720         100.00
Aggressive                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7342.5900         100.00
Moderate                   CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7357.9630         100.00
Conservative               CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R3      NFS LLC FEBO VIRGINIA R        60 K ST STE 2                           44783.8240          19.91
Growth Portfolio           MCCOURT TTEE                   SOUTH BOSTON MA 02127-1617

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     42477.5730          18.88
Growth Portfolio           ALLEGRA NETWORK LLC EMPLOYEE   DENVER CO 80202-3531
                           SAVING

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     29163.2600          12.96
Growth Portfolio           GRAPHITE SALES INC PROFIT      DENVER CO 80202-3531
                           SHARING

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     24721.1840          10.99
Growth Portfolio           GSC ENTERPRISES 401K PLAN      DENVER CO 80202-3531

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     13866.1420           6.16
Growth Portfolio           GILA RIVER HEALTH CARE         DENVER CO 80202-3531
                           CORPORATION

Lifestyle          R3      PERSHING LLC                   PO BOX 2052                            113057.8920          38.24
Balanced                                                  JERSEY CITY NJ 07303-2052
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     37287.0430          12.61
Balanced                   GSC ENTERPRISES 401K PLAN      DENVER CO 80202-3531
Portfolio

Lifestyle          R3      NFS LLC FEBO VIRGINIA R        60 K ST STE 2                           29362.2740           9.93
Balanced                   MCCOURT TTEE                   SOUTH BOSTON MA 02127-1617
Portfolio

Lifestyle          R3      AST TTEE FBO CONSULTANTS IN    2800 N CENTRAL AVE STE 900              28756.8450           9.73
Balanced                   BLOOD DISORDERS                PHOENIX AZ 85004-1037
Portfolio

Lifestyle          R3      MG TRUSTCO TTEE HAMPSHIRE CO   700 17TH ST STE 300                     18080.5240           6.12
Balanced                   INC                            DENVER CO 80202-3531
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     37723.0500          34.20
Aggressive                 GRAPHITE SALES INC PROFIT      DENVER CO 80202-3531
Portfolio                  SHARING

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     17278.9640          15.66
Aggressive                 GILA RIVER HEALTH CARE         DENVER CO 80202-3531
Portfolio                  CORPORATION

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      8142.3150           7.38
Aggressive                 CENTRAL FLORIDA ENT            DENVER CO 80202-3531
Portfolio                  ASSOCIATES

Lifestyle          R3      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7917.6560           7.18
Aggressive                 ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      6292.7490           5.70
Aggressive                 GSC ENTERPRISES 401K PLAN      DENVER CO 80202-3531
Portfolio

Lifestyle          R3      COUNSEL TRUST FBO RYSAR        336 FOURTH AVENUE                        6157.3690           5.58
Aggressive                 PROPERTIES INC 401 K PROFIT    PITTSBURGH PA 15222-2011
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                     17232.0190          25.01
Moderate                   SUPERIOR FOUNDATION INC        DENVER CO 80202-3531
Portfolio

Lifestyle          R3      NFS LLC FEBO VIRGINIA R        60 K ST STE 2                           11515.9820          16.71
Moderate                   MCCOURT TTEE                   SOUTH BOSTON MA 02127-1617
Portfolio

Lifestyle          R3      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7727.9750          11.22
Moderate                   ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      6282.8060           9.12
Moderate                   GSC ENTERPRISES 401K PLAN      DENVER CO 80202-3531
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      6151.7330           8.93
Moderate                   GRAPHITE SALES INC PROFIT      DENVER CO 80202-3531
Portfolio                  SHARING

Lifestyle          R3      ORCHARD TRUST COMPANY TTEE     8515 E ORCHARD RD # 2T2                  5060.7570           7.34
Moderate                   FBO EMPLOYEE BENEFITS CLIENTS  GREENWOOD VLG CO 80111-5002
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      3960.4180           5.75
Moderate                   CENTRAL FLORIDA ENT            DENVER CO 80202-3531
Portfolio                  ASSOCIATES

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      3470.5220           5.04
Moderate                   GILA RIVER HEALTH CARE         DENVER CO 80202-3531
Portfolio                  CORPORATION

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      8334.3280          28.11
Conservative               SUPERIOR FOUNDATION INC        DENVER CO 80202-3531
Portfolio

Lifestyle          R3      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7598.7840          25.63
Conservative               ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      5690.1610          19.19
Conservative               ALLEGRA NETWORK LLC EMPLOYEE   DENVER CO 80202-3531
Portfolio                  SAVING

Lifestyle          R3      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      2584.1860           8.72
Conservative               NAYLOR COMMERCIAL INTERIORS    DENVER CO 80202-3531
Portfolio                  401K

Lifestyle          R4      CHARLES SCHWAB & CO INC        101 MONTGOMERY ST                      187780.1420          42.55
Growth Portfolio           MUTUAL FUNDS DEPT              SAN FRANCISCO CA 94104-4151

Lifestyle          R4      COUNSEL TRUST FBO SOUTH LAKE   336 4TH AVE STE 5                      184532.2150          41.81
Growth Portfolio           HOSPITAL INC SAVING            PITTSBURGH PA 15222-2004

Lifestyle          R4      CHARLES SCHWAB TRUSTCO CUST    215 FREMONT ST FL 6                    224967.9100          36.03
Balanced                   GREAT PLAINS COMMUNICATIONS    SAN FRANCISCO CA 94105-2323
Portfolio                  401K

Lifestyle          R4      COUNSEL TRUST FBO SOUTH LAKE   336 4TH AVE STE 5                      156751.7490          25.11
Balanced                   HOSPITAL INC SAVING            PITTSBURGH PA 15222-2004
Portfolio

Lifestyle          R4      CHARLES SCHWAB & CO INC        101 MONTGOMERY ST                      122432.5980          19.61
Balanced                   MUTUAL FUNDS DEPT              SAN FRANCISCO CA 94104-4151
Portfolio

Lifestyle          R4      CHARLES SCHWAB & CO INC        101 MONTGOMERY ST                       59999.1930          36.47
Aggressive                 MUTUAL FUNDS DEPT              SAN FRANCISCO CA 94104-4151
Portfolio

Lifestyle          R4      COUNSEL TRUST FBO SOUTH LAKE   336 4TH AVE STE 5                       58352.1920          35.47
Aggressive                 HOSPITAL INC SAVING            PITTSBURGH PA 15222-2004
Portfolio

Lifestyle          R4      MG TRUST COMPANY CUST FBO      700 17TH ST STE 300                      8320.5420           5.06
Aggressive                 KURTZ HOMES 401K PSP           DENVER CO 80202-3531
Portfolio

Lifestyle          R4      CHARLES SCHWAB & CO INC        101 MONTGOMERY ST                       62506.5700          42.92
Moderate                   MUTUAL FUNDS DEPT              SAN FRANCISCO CA 94104-4151
Portfolio

Lifestyle          R4      COUNSEL TRUST FBO SOUTH LAKE   336 4TH AVE STE 5                       52242.5660          35.87
Moderate                   HOSPITAL INC SAVING            PITTSBURGH PA 15222-2004
Portfolio

Lifestyle          R4      COUNSEL TRUST FBO              336 FOURTH AVENUE                        8949.3370           6.15
Moderate                   PRO-GRAPHICS COMMUNICATIONS    PITTSBURGH PA 15222-2011
Portfolio                  IN

Lifestyle          R4      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7727.9750           5.31
Moderate                   ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R4      CHARLES SCHWAB & CO INC        101 MONTGOMERY ST                       25057.5190          39.25
Conservative               MUTUAL FUNDS DEPT              SAN FRANCISCO CA 94104-4151
Portfolio

Lifestyle          R4      COUNSEL TRUST FBO UNITY        235 SAINT CHARLES WAY STE 100           14179.9310          22.21
Conservative               PHYSICIAN GROUP 401K PLAN      YORK PA 17402-4693
Portfolio

Lifestyle          R4      INVESTORS BANK & TRUST FBO     4 MANHATTANVILLE RD                      8120.9920          12.72
Conservative               VARIOUS RETIREMENT PLANS       PURCHASE NY 10577-2139
Portfolio

Lifestyle          R4      JOHN HANCOCK ADVISERS LLC      601 CONGRESS ST FL 9                     7598.7840          11.90
Conservative               ATTN: KELLY A CONWAY           BOSTON MA 02210-2804
Portfolio

Lifestyle          R4      COUNSEL TRUST FBO              336 FOURTH AVENUE                        4578.5180           7.17
Conservative               PRO-GRAPHICS COMMUNICATIONS    PITTSBURGH PA 15222-2011
Portfolio                  IN

Lifestyle          R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     6802.7210         100.00
Growth Portfolio           CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifestyle          R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     6953.6400         100.00
Balanced                   CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7087.1720         100.00
Aggressive                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7347.0950         100.00
Moderate                   CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7362.4900         100.00
Conservative               CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     6802.7210         100.00
Growth Portfolio           CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifestyle          R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     6957.8490          99.01
Balanced                   CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7087.1720          94.18
Aggressive                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R2      MG TRUST COMPANY CUST          700 17TH ST STE 300                       437.7380           5.82
Aggressive                 PREFERED DISPLAY INC           DENVER CO 80202-3531
Portfolio

Lifestyle          R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7351.5710          99.57
Moderate                   CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifestyle          R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                     7366.9800          99.80
Conservative               CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifecycle 2010     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2010     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2010     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2010     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2010     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2010     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2015     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2015     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2015     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2015     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2015     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2015     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2020     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2020     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2020     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2020     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2020     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2020     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2025     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2025     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2025     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2025     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2025     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2025     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2030     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2030     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2030     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2030     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2030     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2030     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2035     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2035     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2035     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2035     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2035     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2035     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2040     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2040     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2040     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2040     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2040     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2040     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2045     R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2045     R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2045     R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2045     R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2045     R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle 2045     R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Portfolio                  CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804

Lifecycle          R       JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Retirement                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifecycle          R1      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Retirement                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifecycle          R2      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Retirement                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifecycle          R3      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Retirement                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifecycle          R4      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Retirement                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

Lifecycle          R5      JOHN HANCOCK LIFE INSURANCE    601 CONGRESS ST FL 9                    10000.0000         100.00
Retirement                 CO USA ATTN: KELLY A CONWAY    BOSTON MA 02210-2804
Portfolio

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

The Advisory Agreement

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of each Fund and Portfolio's operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds and Portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the Funds and Portfolios, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds and Portfolios); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Funds and Portfolios, computed separately for each. The fee for each Fund and Portfolio is stated as an annual percentage of the current value of the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund and Portfolio include the net assets of the Fund and in most cases the net assets of one or more other Funds (or portions thereof), but in each case only for the period during which the subadviser to the Fund also serves as the subadviser to the other Fund(s) (or portions thereof). The fee for each Fund or Portfolio is based on the applicable annual rate for it which for each day is equal to (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each Fund or Portfolio is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund or Portfolio. The management fees each Fund and Portfolio currently is obligated to pay the Adviser are as set forth in the Prospectus.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

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

For the fiscal year ended August 31, 2006, the aggregate investment advisory fee paid by JHF II under the fee schedule then in effect, absent the expense limitation provision, was $125,428,606, and was allocated among the Funds and Portfolios as follows:

Portfolio                          2006
---------------------------------------------
Index 500 Fund                     $        0
Absolute Return Portfolio          $    1,851
Active Bond Fund                   $1,993,572
All Cap Core Fund                  $  696,524
All Cap Growth Fund                $1,067,591
All Cap Value Fund                 $1,361,949
Blue Chip Growth Fund              $7,797,684
Capital Appreciation Fund          $2,309,140
Classic Value Fund                 $        0
Core Bond Fund                     $1,009,020
Core Equity Fund                   $3,425,926
Dynamic Growth Fund                $        0
Emerging Growth Fund               $1,183,968
Emerging Small Company Fund        $  492,869
Equity-Income Fund                 $5,312,140
Financial Services Fund            $        0
Fundamental Value Fund             $4,358,268
Global Allocation Fund             $        0
Global Bond Fund                   $3,204,729
Global Fund                        $        0
Global Real Estate Fund            $1,054,022
Growth & Income Fund               $        0
Growth Fund                        $        0
Growth Opportunities Fund          $        0
Health Sciences Fund               $        0
High Income Fund                   $  630,943
High Yield Fund                    $7,302,813
International Equity Index Fund    $1,006,407
International Growth Fund          $        0
International Opportunities Fund   $3,501,613
International Small Cap Fund       $3,650,938
International Small Company Fund   $  691,238
International Value Fund           $6,610,387
Intrinsic Value Fund               $        0
Investment Quality Bond Fund       $  606,718
Large Cap Fund                     $1,179,335
Large Cap Value Fund               $1,388,690
Lifecycle 2010 Portfolio           $        0
Lifecycle 2015 Portfolio           $        0
Lifecycle 2020 Portfolio           $        0
Lifecycle 2025 Portfolio           $        0
Lifecycle 2030 Portfolio           $        0
Lifecycle 2035 Portfolio           $        0
Lifecycle 2040 Portfolio           $        0
Lifecycle 2045 Portfolio           $        0

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

Lifecycle 2050 Portfolio           $        0
Lifecycle Retirement Portfolio     $        0
Lifestyle Aggressive Portfolio     $  793,633
Lifestyle Balanced Portfolio       $2,203,879
Lifestyle Conservative Portfolio   $  365,900
Lifestyle Growth Portfolio         $2,324,445
Lifestyle Moderate Portfolio       $  603,786
Managed Fund                       $        0
Mid Cap Index Fund                 $  407,633
Mid Cap Stock Fund                 $1,961,977
Mid Cap Value Equity Fund          $  267,535
Mid Cap Value Fund                 $1,341,196
Money Market Fund                  $        0
Natural Resources Fund             $5,990,651
Pacific Rim Fund                   $        0
Quantitative All Cap Fund          $    3,295
Quantitative Mid Cap Fund          $1,165,041
Quantitative Value Fund            $2,222,866
Real Estate Equity Fund            $  755,255
Real Estate Securities Fund        $2,822,723
Real Return Bond Fund              $3,735,458
Science & Technology Fund          $        0
Short-Term Bond Fund               $        0
Small Cap Fund                     $1,508,791
Small Cap Growth Fund              $        0
Small Cap Index Fund               $  337,795
Small Cap Opportunities Fund       $2,050,099
Small Cap Value Fund               $        0
Small Company Fund                 $  740,735
Small Company Growth Fund          $  538,487
Small Company Value Fund           $3,103,883
Special Value Fund                 $  925,399
Spectrum Income Fund               $4,104,485
Strategic Bond Fund                $2,413,625
Strategic Income Fund              $  642,275
Total Bond Market Fund             $        0
Total Return Fund                  $6,231,441
Total Stock Market Index Fund      $        0
U.S. Global Leaders Growth Fund    $2,448,474
U.S. Government Securities Fund    $1,032,998
U.S. High Yield Bond Fund          $1,287,281
U.S. Multi-Sector Fund             $6,923,232
Utilities Fund                     $        0
Value & Restructuring Fund         $1,514,336
Value Fund                         $        0
Value Opportunities Fund           $        0
Vista Fund                         $  821,661

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The Subadvisory Agreements

Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the sub-subadvisory agreement with Western Asset Management Company Limited ("WAMCL") and the Deutsche Subadvisory Consulting Agreement, the subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of JHF II's Board of Trustees and the Adviser. (In the case of the WAMCL sub-subadvisory agreement and the Deutsche Subadvisory Consulting Agreement and the MFC Global (U.S.) sub-subadvisory agreement, the activities of the subadviser are also subject to the supervision of Western Asset Management Company and MFC Global U.S.A.. The subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Portfolios, Deutsche Investment Management Americas Inc. ("DeAM") does not purchase and sell securities but rather provides information and services to MFC Global U.S.A. to assist MFC Global U.S.A. in this process as noted below). Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

Subadvisory Fees. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for each Fund. In respect of the sub-subadvisory agreements and the subadvisory consulting agreement, the fees are paid by the subadviser to the entity providing the consulting services as described below.

DeAM Subadvisory Consulting Agreement for the Portfolios. The Prospectuses refer to a subadvisory consulting agreement between MFC Global U.S.A. and DeAM for the provision of subadvisory consulting services to MFC Global U.S.A. in regards to the Portfolios. A portion of the subadvisory fee paid to MFC Global U.S.A. by the Adviser is paid by MFC Global U.S.A. to DeAM. The Portfolios do not incur any expenses in connection with DeAM's services other than the advisory fee.

The information and services DeAM provides to MFC Global U.S.A. pursuant to the Subadvisory Consulting Agreement for the Portfolios are as follows:

DeAM will provide MFC Global U.S.A. the following information and services as may be requested by MFC Global U.S.A. from time to time:

-calculate the probability that the subadvisers to the non-Portfolios outperform their performance benchmarks;

-perform statistical performance analysis of historical manager returns for managers that MFC Global U.S.A. would like to include in its potential line up on a quarterly basis;

-using DeAM's proprietary optimization technology, DeAM will seek to optimize the Portfolios investments consistent with the performance objective specified by the subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Portfolio, and any constraints that MFC Global U.S.A. may specify on allocations to non-Portfolios) on a quarterly basis; and

-consult with MFC Global U.S.A. to explain proposed allocations on a quarterly basis and review past performance of the Portfolios provided that DeAM is given information on the performance of these Portfolios and the actual allocations implemented.

MFC Global U.S. Sub-Subadvisory Agreement. The Prospectus refers to a sub-subadvisory agreement between MFC Global U.S. and MFC Global U.S.A., affiliates, under which MFC Global (U.S.) serves as sub-subadviser for the Lifecycle Retirement Portfolio and Absolute Return Portfolio. Under that agreement, MFC Global U.S. provides certain investment advisory services to MFC Global U.S.A. with its management of the Portfolios.

WAMCL Sub-Subadvisory Agreement. The Prospectus refers to a sub-subadvisory agreement between Western Asset Management Company and WAMCL which is subject to certain conditions as set forth in the Prospectus. Under that agreement WAMCL provides certain investment advisory services to Western Asset Management Company relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Fund and the High Yield Fund.

Fee Paid to WAMCL. Western Asset Management Company pays WAMCL, as full compensation for all services provided under the sub-subadvisory agreement, a portion of its subadvisory fee. JHF II does not incur any expenses in connection with WAMCL's services other than the advisory fee.

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

Davis Administrative Service Agreement. The Adviser entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis paid the Adviser an administrative service fee of .05% of the average net assets of the Fundamental Value Fund and the Financial Services Fund for administrative and investor support services provided by the Adviser to these Funds. This agreement was terminated effective October 16, 2005. For the year ended December 31, 2005, Davis paid the Adviser $431,806 under this agreement.

Business Arrangement Between the Adviser and Grantham, Mayo, Van Otterloo & Co., LLC ("GMO"). GMO is the subadviser to a number of Funds of JHF II, including the U.S. Multi Sector Fund. As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not JHF II or the U.S. Multi Sector Fund) will pay GMO $1 million if the GMO subadvisory agreement for the U.S. Multi Sector Fund is terminated within a five year period from the date of its effectiveness.

The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to the U.S. Multi Sector Fund and its shareholders, it will not recommend to the Board of Trustees to terminate the subadvisory agreement for the U.S. Multi Sector Fund or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Substantially similar agreements (with varying amounts to be paid upon termination) apply with respect to certain other John Hancock funds that are or will be advised by the Adviser and subadvised by GMO. The Funds are not a party to any of these arrangements, and they are not binding upon the Funds, or the Board of Trustees. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of GMO subadvisory agreements, including the subadvisory agreement for the U.S. Multi Sector Fund, for as long as the termination provisions described above remain in effect. In approving the Advisory Agreement and the GMO subadvisory agreement for the U.S. Multi Sector Fund, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

Business Arrangement Between MFC and Independence Investments LLC. As of May 31, 2006, Independence Investments LLC ("New Independence"), a subsidiary of Convergent Capital Management LLC ("Convergent"), is the subadviser to the Small Cap Fund. New Independence has replaced Independence Investment LLC ("Old Independence"), a subsidiary of MFC, as subadviser to the Small Cap Fund. New Independence is the successor to substantially all of the business operations of Old Independence and assumed substantially all the assets and certain of the liabilities of Old Independence pursuant to an agreement between Old Independence, New Independence, the parent of Convergent and a subsidiary of MFC.

In consideration for the transfer of assets and liabilities of Old Independence to New Independence as described above, Convergent paid MFC a specified amount at closing. MFC will also receive additional consideration on certain anniversary dates of the closing to the extent the revenue received by New Independence from the management of proprietary accounts of MFC and its affiliates or accounts for which MFC or its affiliates act as investment adviser, including the Fund, meet certain revenue targets. Consequently, while these contingent payments are not dependent upon the approval or continuation of the subadvisory agreement with respect to the Small Cap Fund, the revenues earned by New Independence as a result of its subadvisory relationship with the Small Cap Fund would count towards the revenue target necessary for MFC to earn the contingent payments. Nothing in the arrangements between MFC and Convergent imposes any limitations upon the rights of the Adviser, the Small Cap Fund's investment adviser, to recommend termination of the subadvisory agreement with New Independence. However, these arrangements present certain conflicts of interest because MFC, as the ultimate parent entity of the Adviser, has a financial incentive to influence the Adviser to support the continuation of the subadvisory agreement with New Independence for the periods for which contingent payments may be made to MFC. In approving the new subadvisory agreement with New Independence, the Board of Trustees of JHF II, including the Independent Trustees, are aware of and considered these potential conflicts of interest. Notwithstanding the potential conflicts of interest, the Board concluded that approval of the subadvisory agreement was in the best interest of the Fund's shareholders.

Affiliated Subadvisers. Both the Adviser and the subadvisers listed below are controlled by MFC:

MFC Global Investment Management (U.S.A.) Limited,
Declaration Management & Research LLC, and
MFC Global Investment Management (U.S.), LLC
(collectively, "Affiliated subadvisers").

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

Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each Fund subadvised by an Affiliated Subadviser, MFC will benefit not only from the net advisory fee retained by the Adviser but also from the subadvisory fee paid by the Adviser to the affiliated subadviser. Consequently, MFC may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisers to manage the Funds; and (ii) the allocation of the assets of the Lifestyle Portfolios, the Absolute Return Portfolio and the Lifecycle Portfolios to the Funds having affiliated subadvisers. However, both the Adviser in recommending to the Board of Trustees the appointment or continued service of Affiliated Subadvisers and MFC Global U.S.A. in allocating the assets of the Portfolios, have a fiduciary duty to act in the best interests of the Funds and their shareholders. In addition, under JHF II's "Manager of Managers" exemptive order received from the SEC, JHF II is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to a Fund (in the case of a new Fund, the initial sole shareholder of the Fund, an affiliate of the Adviser and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Additional Information Applicable To Subadvisory Agreements

Term of Each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all of the Funds of JHF II.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any Fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such Fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.

Termination of the Agreements. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the relevant Fund. The following parties may terminate the agreements:

-the Board of Trustees of a Fund;

-with respect to any Fund, a majority of the outstanding voting securities of such Fund;

-the Adviser; and

-the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.

Under certain circumstances, the termination of the subadvisory agreement with GMO with respect to the U.S. Multi-Sector Fund within five years of its effective date may result in the payment to GMO by the Adviser (and not by the Funds or the U.S. Multi Sector Fund) of a termination fee. See "The Subadvisory Agreements - Business Arrangement Between the Adviser and GMO" above.

Amendments to the Agreements. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable Fund, the Adviser or the subadviser.

The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of JHF II.

As noted under "Subadvisory Arrangements" in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

Amount of Subadvisory Fees Paid. For the fiscal year ended August 31, 2006, the Adviser paid aggregate subadvisory fees of $52,817,283, and was allocated among the Funds and Portfolios as follows:

Portfolio                          2006
---------------------------------------------
Index 500 Fund                     $        0
Absolute Return Portfolio          $    1,388
Active Bond Fund                   $  498,403
All Cap Core Fund                  $  295,699
All Cap Growth Fund                $  509,512
All Cap Value Fund                 $  619,256
Blue Chip Growth Fund              $3,449,307
Capital Appreciation Fund          $  981,964
Classic Value Fund                 $        0
Core Bond Fund                     $  330,210
Core Equity Fund                   $1,464,681
Dynamic Growth Fund                $        0
Emerging Growth Fund               $  517,986
Emerging Small Company Fund        $  268,573
Equity-Income Fund                 $2,354,051
Financial Services Fund            $        0
Fundamental Value Fund             $1,800,344
Global Allocation Fund             $        0
Global Bond Fund                   $1,144,546
Global Fund                        $        0
Global Real Estate Fund            $  551,348
Growth & Income Fund               $        0
Growth Fund                        $        0
Growth Opportunities Fund          $        0
Health Sciences Fund               $        0
High Income Fund                   $  217,292
High Yield Fund                    $2,332,956
International Equity Index Fund    $  159,447
International Growth Fund          $        0
International Opportunities Fund   $1,753,126
International Small Cap Fund       $1,860,571
International Small Company Fund   $  377,982
International Value Fund           $2,832,338
Intrinsic Value Fund               $        0
Investment Quality Bond Fund       $  151,291
Large Cap Fund                     $  530,028
Large Cap Value Fund               $  638,616
Lifecycle 2010 Portfolio           $        0
Lifecycle 2015 Portfolio           $        0

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

Lifecycle 2020 Portfolio           $        0
Lifecycle 2025 Portfolio           $        0
Lifecycle 2030 Portfolio           $        0
Lifecycle 2035 Portfolio           $        0
Lifecycle 2040 Portfolio           $        0
Lifecycle 2045 Portfolio           $        0
Lifecycle 2050 Portfolio           $        0
Lifecycle Retirement Portfolio     $        0
Lifestyle Aggressive Portfolio     $  372,119
Lifestyle Balanced Portfolio       $1,033,747
Lifestyle Conservative Portfolio   $  171,688
Lifestyle Growth Portfolio         $1,090,153
Lifestyle Moderate Portfolio       $  283,278
Managed Fund                       $        0
Mid Cap Index Fund                 $   26,640
Mid Cap Stock Fund                 $  909,806
Mid Cap Value Equity Fund          $  129,946
Mid Cap Value Fund                 $  634,741
Money Market Fund                  $        0
Natural Resources Fund             $3,299,220
Pacific Rim Fund                   $        0
Quantitative All Cap Fund          $    1,202
Quantitative Mid Cap Fund          $  454,554
Quantitative Value Fund            $  773,292
Real Estate Equity Fund            $  360,272
Real Estate Securities Fund        $1,008,115
Real Return Bond Fund              $1,334,092
Science & Technology Fund          $        0
Short-Term Bond Fund               $        0
Small Cap Fund                     $  710,019
Small Cap Growth Fund              $        0
Small Cap Index Fund               $   24,458
Small Cap Opportunities Fund       $1,116,519
Small Cap Value Fund               $        0
Small Company Fund                 $  420,651
Small Company Growth Fund          $  296,168
Small Company Value Fund           $1,740,509
Special Value Fund                 $  502,251
Spectrum Income Fund               $1,606,836
Strategic Bond Fund                $  817,386
Strategic Income Fund              $  237,982
Total Bond Market Fund             $        0
Total Return Fund                  $2,225,515
Total Stock Market Index Fund      $        0
U.S. Global Leaders Growth Fund    $  866,337
U.S. Government Securities Fund    $  286,739
U.S. High Yield Bond Fund          $  498,821
U.S. Multi-Sector Fund             $2,822,051

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

Utilities Fund                     $        0
Value & Restructuring Fund         $  710,675
Value Fund                         $        0
Value Opportunities Fund           $        0
Vista Fund                         $  410,586

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements of the Funds and Portfolios is available in the annual report to shareholders for the period ended August 31, 2006.

Other Services

Proxy Voting. Each Fund's proxy voting policies and procedures (the "JHF II's Procedures") delegate to the subadviser of each Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote or not vote such proxies in the best interests of the Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. Complete descriptions of the JHF II's Procedures and the proxy voting procedures of each of the subadvisers are set forth in Appendix D to this SAI.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a Fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, JHF II's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers' proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix D. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although the subadvisers have a duty to vote all proxies on behalf of the Fund it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the Fund to vote the proxies. The subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available
(1) without charge, at www.jhfunds.com or upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC's Web site at www.sec.gov.

DISTRIBUTION AGREEMENTS

Each Fund has a Distribution Agreement with John Hancock Funds, LLC, the Distributor. Under the agreement, the Distributor is obligated to use its best efforts to sell shares of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisers ("Selling Firms") that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of the Funds and Portfolios that are continually offered at NAV next determined, plus any applicable sales charge, if any. In connection with the sale of fund shares, the Distributor and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B and Class C shares, the Selling Firm receives compensation immediately but the Distributor is compensated on a deferred basis.

JHF II's Trustees adopted Distribution Plans with respect to each class of shares (other than Class NAV shares) pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the Funds and Portfolios will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, 0.75% for Class R shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.00% for Class R5 shares, and 0.05% for Class 1 of the fund's average daily net assets attributable to shares of the respective class of shares. However, the service fees will not exceed 0.25% of the fund's average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to the Distributor. The Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares 12b-1 Plans may also be used for certain shareholder and administrative services.

The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.

Pursuant to the 12b-1 Plans, at least quarterly, the Distributor provides the Adviser with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The 12b-1 Plans provide that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that it may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of each fund's outstanding shares of the applicable class upon 60 days' written notice to the Distributor. The 12b-1 Plans further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant fund which has voting rights with respect to the 12b-1 Plans. The 12b-1 Plans provide that no material amendment to the 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the relevant fund. The holders of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares have exclusive voting rights with respect to the 12b-1 Plans applicable to their class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable classes of shares of each Fund.

Class NAV shares and Class 5 shares of the Fund are not subject to any 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class NAV shares and Class 5 shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under the 12b-1 Plan for any other class of shares.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Fund in proportion to the relative NAV of the participating Fund.

The 12b-1 Plan recognizes that the Adviser may use its management fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plan.

The Fund has also adopted a separate Service Plan with respect to each of its Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the "Service Plan"). The Service Plan authorizes a fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Funds a service fee of up to a specified percentage of the funds' average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R, 0.25% for Class R1, 0.25% for Class R2, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds;
(d) addressing plan participant questions regarding their accounts and the Funds; and (e) other services related to servicing such retirement plans.

During the fiscal year ended August 31, 2006, the following amounts were paid pursuant to each Fund's Rule 12b-1 Plan:

                                                            Distribution
                                              Service Fee   Payment to the
Fund                           Share Class    Payments      Distributor
--------------------------------------------------------------------------------
Index 500 Fund

                               Class 1        $  0          $        0

Absolute Return Portfolio

                               Class 1        $  0          $      115

                               Class A        $  0          $      694

                               Class B        $  0          $    2,313

                               Class C        $  0          $    2,313

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Active Bond Fund

                               Class 1        $  0          $   15,760

All Cap Core Fund

                               Class 1        $  0          $        0

All Cap Growth Fund

                               Class 1        $  0          $   15,173

All Cap Value Fund

                               Class 1        $  0          $    8,264

Blue Chip Growth Fund

                               Class 1        $  0          $   57,505

Capital Appreciation Fund

                               Class 1        $  0          $   15,920

Classic Value Fund

                               Class 1        $  0          $        0

Core Bond Fund

                               Class 1        $  0          $      197

Core Equity Fund

                               Class 1        $  0          $    3,825

Dynamic Growth Fund

                               Class 1        $  0          $        0

Emerging Growth Fund

                               Class 1        $  0          $   55,258

Emerging Small Company Fund

                               Class 1        $  0          $   24,196

Equity-Income Fund

                               Class 1        $  0          $   74,395

Financial Services Fund

                               Class 1        $  0          $        0

Fundamental Value Fund

                               Class 1        $  0          $   25,295

Global Allocation Fund

                               Class 1        $  0          $        0

Global Bond Fund

                               Class 1        $  0          $   17,044

Global Fund

                               Class 1        $  0          $        0

Global Real Estate Fund

                               Class 1        $  0          $        0

Growth & Income Fund

                               Class 1        $  0          $        0

Growth Fund

                               Class 1        $  0          $        0

Growth Opportunities Fund

                               Class 1        $  0          $        0

Health Sciences Fund

                               Class 1        $  0          $        0

High Income Fund

                               Class 1        $  0          $        0

High Yield Fund

                               Class 1        $  0          $   17,540

International Equity Index
Fund

                               Class 1        $  0          $        0

International Growth Fund

                               Class 1        $  0          $        0

International Opportunities
Fund

                               Class 1        $  0          $    1,474

                               Class NAV      $  0          $        0

International Small Cap Fund

                               Class 1        $  0          $   15,239

International Small Company
Fund

                               Class 1        $  0          $        0

International Value Fund

                               Class 1        $  0          $   51,118

Intrinsic Value Fund

                               Class 1        $  0          $        0

Investment Quality Bond Fund

                               Class 1        $  0          $   14,495

Large Cap Fund

                               Class 1        $  0          $      619

Large Cap Value Fund

                               Class 1        $  0          $    9,860

Lifecycle 2010 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2015 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2020 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2025 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2030 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2035 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2040 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2045 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle 2050 Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifecycle Retirement
Portfolio

                               Class 1        $  0          $        0

                               Class I        $  0          $        0

                               Class A        $  0          $        0

                               Class B        $  0          $        0

                               Class C        $  0          $        0

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $        0

                               Class R4       $  0          $        0

                               Class R5       $  0          $        0

Lifestyle Aggressive
Portfolio

                               Class 1        $  0          $  926,110

                               Class 5        $  0          $        0

                               Class A        $  0          $   39,384

                               Class B        $  0          $   34,257

                               Class C        $  0          $   84,676

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $ 18          $    1,208

                               Class R4       $209          $    1,246

                               Class R5       $  7          $        0

Lifestyle Balanced Portfolio

                               Class 1        $  0          $2,574,645

                               Class 5        $  0          $        0

                               Class A        $  0          $   83,686

                               Class B        $  0          $   74,189

                               Class C        $  0          $  268,990

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $    3,157

                               Class R4       $640          $    4,770

                               Class R5       $  5          $        0

Lifestyle Conservative
Portfolio

                               Class 1        $  0          $  428,677

                               Class 5        $  0          $        0

                               Class A        $  0          $   13,028

                               Class B        $  0          $   10,235

                               Class C        $  0          $   24,052

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $      621

                               Class R4       $ 11          $      449

                               Class R5       $  1          $        0

Lifestyle Growth Portfolio

                               Class 1        $  0          $2,709,706

                               Class 5        $  0          $        0

                               Class A        $  0          $  114,180

                               Class B        $  0          $   86,746

                               Class C        $  0          $  314,958

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  2          $    2,096

                               Class R4       $691          $    3,569

                               Class R5       $ 28          $        0

Lifestyle Moderate Portfolio

                               Class 1        $  0          $  705,964

                               Class 5        $  0          $        0

                               Class A        $  0          $   24,411

                               Class B        $  0          $   18,261

                               Class C        $  0          $   55,889

                               Class R        $  0          $        0

                               Class R1       $  0          $        0

                               Class R2       $  0          $        0

                               Class R3       $  0          $    1,158

                               Class R4       $185          $    1,070

                               Class R5       $  2          $        0

Managed Fund

                               Class 1        $  0          $        0

Mid Cap Index Fund

                               Class 1        $  0          $        0

Mid Cap Stock Fund

                               Class 1        $  0          $   44,627

Mid Cap Value Fund

                               Class 1        $  0          $   38,297

Money Market Fund

                               Class 1        $  0          $        0

Natural Resources Fund

                               Class 1        $  0          $   27,442

Pacific Rim Fund

                               Class 1        $  0          $        0

Quantitative All Cap Fund

                               Class 1        $  0          $        0

                               Class A        $  0          $      318

                               Class B        $  0          $    1,059

                               Class C        $  0          $    1,059

Quantitative Mid Cap Fund

                               Class 1        $  0          $   60,479

Quantitative Value Fund

                               Class 1        $  0          $   39,356

Real Estate Equity Fund

                               Class 1        $  0          $        0

Real Estate Securities Fund

                               Class 1        $  0          $   63,532

Real Return Bond Fund

                               Class 1        $  0          $    6,833

Science & Technology Fund

                               Class 1        $  0          $        0

Short-Term Bond Fund

                               Class 1        $  0          $        0

Small Cap Fund

                               Class 1        $  0          $      200

Small Cap Growth Fund

                               Class 1        $  0          $        0

Small Cap Index Fund

                               Class 1        $  0          $        0

Small Cap Opportunities Fund

                               Class 1        $  0              12,006

Small Cap Value Fund

                               Class 1        $  0          $        0

Small Company Fund

                               Class 1        $  0          $    2,597

Small Company Growth Fund

                               Class 1        $  0          $        0

Small Company Value Fund

                               Class 1        $  0          $   62,990

Special Value Fund

                               Class 1        $  0          $    1,342

Spectrum Income Fund

                               Class 1        $  0          $        0

Strategic Bond Fund

                               Class 1        $  0          $   17,194

Strategic Income Fund

                               Class 1        $  0          $        0

Total Bond Market Fund

                               Class 1        $  0          $        0

Total Return Fund

                               Class 1        $  0          $   49,340

Total Stock Market Index Fund

                               Class 1        $  0          $        0

U.S. Global Leaders Growth
Fund

                               Class 1        $  0          $   10,226

U.S. Government Securities
Fund

                               Class 1        $  0          $   19,925

U.S. High Yield Bond Fund

                               Class 1        $  0          $      349

U.S. Multi-Sector Fund

                               Class 1        $  0          $        0

Utilities Fund

                               Class 1        $  0          $        0

Value & Restructuring Fund

                               Class 1        $  0          $        0

Value Fund

                               Class 1        $  0          $        0

Value Opportunities Fund

                               Class 1        $  0          $        0

Vista Fund

                               Class 1        $  0          $        0

SALES COMPENSATION

As part of their business strategy, the Funds and Portfolios, along with the Distributor, pays compensation to Selling Firms that sell the Funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund's assets and (2), in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and the 12b-1 fees are detailed in the Prospectus and under "Distribution Agreements," "Initial Sales Charge on Class A Shares" and "Deferred Sales Charge on Class B and Class C Shares" in this SAI. For Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

Initial compensation. Whenever you make an investment in Class A, Class B or Class C shares of a Fund, the Selling Firm receives a reallowance/payment/commission as described in the section "First Year Broker or Other Selling Firm Compensation." The Selling Firm also receives the first year's 12b-1 service fee at that time.

Annual Compensation. For Class A, Class B and Class C shares of a Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.75% of its average daily net assets. For Classes R1 and R3 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.50% of its average daily net assets. For Classes R2 and R4 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.25% of its average daily net assets. See the table below for the "Selling Firm receives 12b-1 service fees". These service and distribution fees are paid quarterly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.

Selling Firms receive service and distribution fees if, for the preceding quarter (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the fund.

Additional Payments to Financial Intermediaries. Shares of the Funds and Portfolios are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to promote the sale of the funds' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor's promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the National Association of Securities Dealers, Inc. ("NASD") have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment:

1st Global Capital Corp.
A. G.  Edwards & Sons, Inc.
AIG Financial Advisors, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Berthel, Fisher & Company Financial Services, Inc.

BNY Investment Center Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
Ferris, Baker, Watts Incorporated
First Tennessee Brokerage, Inc.
H.D. Vest Investment Services
ING Financial Partners, Inc.
Investacorp, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W. L. Lyons, Inc.
Lincoln Financial Advisors Corporation
Linsco/Private Ledger Corp.
Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
National Planning Corporation
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.
Securities America, Inc.
Signator Investors, Inc.
Stifel, Nicolaus & Company, Incorporated
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
UVEST Financial Services, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC

The Distributor also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds and Portfolios. The Distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Funds and Portfolios for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial

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

intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, the Distributor may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds and Portfolios. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by Federal or state laws or any self-regulatory agency, such as the NASD. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the Adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the funds.

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

              First Year Broker or Other Selling Firm Compensation

                                   Investor pays
                                   sales charge     Selling Firm     Selling Firm
                                   (% of offering   receives         receives 12b-1    Total Selling Firm
Class A investments                price)           commission (1)   service fee (2)   compensation (3)(4)
Up to $49,999                      5.00%            4.01%            0.25%             4.25%
$50,000 - $99,999                  4.50%            3.51%            0.25%             3.75%
$100,000 - $249,999                3.50%            2.61%            0.25%             2.85%
$250,000 - $499,999                2.50%            1.86%            0.25%             2.10%
$500,000 - $999,999                2.00%            1.36%            0.25%             1.60%

Investments of Class A shares of
$1 million or more (5)
First $1M-$4,999,999                                0.75%            0.25%             1.00%
Next $1-$5M above that                              0.25%            0.25%             0.50%
Next $1 or more above that                          0.00%            0.25%             0.25%

Class B investments

All amounts                          --             3.75%            0.25%             4.00%

Class C investments

All amounts                          --             0.75%            0.25%             1.00%

Class R investments (6)

All amounts                        0.00%            0.00%            0.75%             0.75%

Class R1 investments (6)

All amounts                        0.00%            0.00%            0.50%             0.50%

Class R2 investments (6)

All amounts                        0.00%            0.00%            0.25%             0.25%

Class R3 investments (6)

All amounts                        0.00%            0.00%            0.50%             0.50%

Class R4 investments (6)

All amounts                        0.00%            0.00%            0.25%             0.25%

Class R5 investments

All amounts                        0.00%            0.00%            0.00%             0.00%

Class 1 investments (7)

All amounts                        0.00%            0.00%            0.00%             0.00%

Class I investments

All amounts                        0.00%            0.00%            0.00%             0.00%

Class 5 investments

All amounts                        0.00%            0.00%            0.00%             0.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears. For Class R, R1, R2, R3 and R4 shares, the Selling Firm receives 12b-1 fees effective at the time of purchase as a % of average daily assets (paid quarterly in arrears). See "Distribution Contracts" for description of Class R, R1, R2, R3 and R4 Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

(6) For purchases of Class R, R1, R2, R3, and R4, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee paid quarterly in arrears.

(7) John Hancock Funds, LLC may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Portfolios. This payment may be up to 0.15% of the amount invested.

Contingent deferred sales charge ("CDSC") revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the NAV of a fund's shares, the following procedures are utilized wherever applicable.

For purposes of calculating the NAV per share of each fund, investment transactions are accounted for on a "trade date plus one basis" (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Except for the types of securities described below, securities held by the funds will be valued as follows:

-Securities which are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

-Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

-Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

-For the Absolute Return Portfolio and Lifecycle Portfolios, interests in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a fund's interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund's interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund's valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

-Shares of the Underlying Funds held by the Lifestyle Portfolios are valued at their NAV as described in the Prospectus under "Valuation of Shares."

Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

Debt Instruments with Remaining Maturities of 60 Days or less. All Instruments Held by the Money Market Fund. Debt instruments with a remaining maturity of 60 days or less held by each of the funds, other than the Money Market Fund, and all instruments held by the Money Market Fund, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Money Market Fund - Rule 2a-7. The Money Market Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Fund is only permitted to purchase securities that the subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Fund will invest only in obligations that have remaining maturities of 397 days or less.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant NAV of $1.00 per share. The procedures also include a directive to the Adviser that requires that to determine NAV per share based upon available market quotations, the Money Market Fund shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Fund, of the fair value of securities held by the Money Market Fund.

In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in NAV, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees

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

believe the extent of any deviation from the Money Market Fund's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

-redeeming shares in kind;

-selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund;

-withholding or reducing dividends;

-utilizing a NAV per share based on available market quotations; or

-investing all cash in instruments with a maturity on the next business day.

The Money Market Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the NAV at $1.00 per share.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

Refer to Appendix B of this SAI for JHF II's policy regarding disclosure of portfolio holdings.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A, Class B and Class C shares of the Funds and Portfolios are offered at a price equal to their NAV plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a fund's best interest.

The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class I shares of the John Hancock funds owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).

In Order To Receive The Reduced Sales Charge, The Investor Must Notify His Or Her Financial Adviser And/Or The Financial Adviser Must Notify the Fund's Transfer Agent, John Hancock Signature Services, Inc. ("Signature Services") At The Time Of Purchase Of The Class A Shares, About Any Other John Hancock Mutual Funds Owned By The Investor, The Investor's Spouse And Their Children Under The Age Of 21 Living In The Same Household (See "Combination And Accumulation Privilege" Below). This Includes Investments Held In A Retirement Account, An Employee Benefit Plan Or At A Broker Or Financial Adviser Other Than The One Handling Your Current Purchase. Signature Services Will Credit The Combined Value, At The Current Offering Price, Of All Eligible Accounts To Determine Whether You Qualify For A Reduced Sales Charge On Your Current Purchase. Signature Services Will Automatically Link Certain Accounts Registered In The Same Client Name, With The Same Taxpayer Identification Number, For The Purpose Of Qualifying You For Lower Initial Sales Charge Rates. You Must Notify Signature Services And Your Broker-Dealer (Financial Adviser) At The Time Of Purchase Of Any Eligible Accounts Held By Your Spouse Or Children Under 21, Living In The Same Household In Order To Insure These Assets Are Linked To Your Accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

-A Trustee or officer of a fund; a Director or officer of the Adviser and its affiliates, subadvisers or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above;

-A broker, dealer, financial planner, consultant, registered investment adviser, trust company or retirement plan

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

administrator that has entered into a signed agreement with John Hancock funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients;

-Individuals transferring assets held in a SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to an IRA;

-Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to a ROTH IRA;

-Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or Simple IRA invested in John Hancock funds back to the original account type from which it was converted.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

-A member of a class action lawsuit against insurance companies who is investing settlement proceeds;

-Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information;

-Retirement plans investing through the PruSolutions (TM) program; or

-Participants in certain qualified tuition programs under Section 529 of the Code ("529 Plans") that have a signed agreement with the John Hancock Funds Complex. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in sections 401(a), 403(b), 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and
(4) agrees to allow sales materials of the Funds in its mailings to its members at a reduced or no cost to the Distributor.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Each fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These individual retirement accounts include traditional, Roth IRAs and Coverdell ESAs, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) accounts. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's NAV per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per shares (50 x 12)          $  600.00

- *Minus Appreciation ($12 - $10) x 100 shares                          (200.00)

- Minus proceeds of 10 shares not subject to CDSC
  (dividend reinvestment)                                               (120.00)

- Amount subject to CDSC                                              $  280.00

* The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

-Redemptions made pursuant to a Fund's right to liquidate your account if you own shares worth less than $1,000.

-Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

-Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

-Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

-Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

-Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

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

-Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

-Redemptions of Class A shares by retirement plans that invested through the PruSolutions (SM) program.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the
Code) unless otherwise noted.

-Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

-Returns of excess contributions made to these plans.

-Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following chart for some examples.

                      401 (a) Plan
                      (401 (k), MPP,
                      PSP) 457 &
Type of               408 (SEPs &                                        IRA, IRA
Distribution          Simple IRAs)     403 (b)          457              Rollover          Non-retirement
-----------------------------------------------------------------------------------------------------------
Death or Disability   Waived           Waived           Waived           Waived            Waived

Over 70 1/2           Waived           Waived           Waived           Waived for        12% of account
                                                                         required          value annually
                                                                         minimum           in periodic
                                                                         distributions*    payments
                                                                         or 12% of
                                                                         account value
                                                                         annually in
                                                                         periodic
                                                                         payments.

Between 59 1/2 and    Waived           Waived           Waived           Waived for Life   12% of account
70 1/2                                                                   Expectancy or     value annually
                                                                         12% of account    in periodic
                                                                         value annually    payments
                                                                         in periodic
                                                                         payments.

Under 59 1/2          Waived for       Waived for       Waived for       Waived for        12% of account
(Class B and Class    annuity          annuity          annuity          annuity           value annually
C only)               payments (72t)   payments (72t)   payments (72t)   payments (72t)    in periodic
                      or 12% of        or 12% of        or 12% of        or 12% of         payments
                      account value    account value    account value    account value
                      annually in      annually in      annually in      annually in
                      periodic         periodic         periodic         periodic
                      payments.        payments.        payments.        payments.

Loans                 Waived           Waived           N/A              N/A               N/A

Termination of Plan   Not Waived       Not Waived       Not Waived       Not Waived        N/A

Hardships             Waived           Waived           Waived           N/A               N/A

                      401 (a) Plan
                      (401 (k), MPP,
                      PSP) 457 &
Type of               408 (SEPs &                                        IRA, IRA
Distribution          Simple IRAs)     403 (b)          457              Rollover          Non-retirement
-----------------------------------------------------------------------------------------------------------
Qualified Domestic    Waived           Waived           Waived           N/A               N/A
Relations Orders

Termination of        Waived           Waived           Waived           N/A               N/A
Employment
Before Normal
Retirement Age

Return of Excess      Waived           Waived           Waived           Waived            N/A

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5, 1 AND CLASS NAV SHARES

Class R, R1, R2, R3, R4 and R5 and 5 shares are available to 592 Plans distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock Class R shares funds. Class 5 shares are only available through 529 Plans. Retirement Plans do not include retail and institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs, individual 403(b) plans and other individual retirement plans.

Class 1 shares are sold only to certain exempt separate accounts of JHLIC (U.S.A.) and JHLIC of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio; the ten Lifecycle Portfolios of JHF II: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio; and the Absolute Return Portfolio. Each of the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio is a fund of funds which invests in various other Funds of JHF II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund's NAV.

JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the "Procedures") to facilitate the efficient and cost effective movement of Fund assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as each fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of fund securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

-the distribution is effected through a pro rata distribution of the distributing fund's portfolio securities;

-the distributed securities are valued in the same manner as they are in computing the Fund's NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

-the Trustees of the fund, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the Fund.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. JHF II permits exchanges of shares of any class for shares of the same class in any other fund within John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I, R, R1, R2, R3, R4 and R5 shares for the same Class of other John Hancock funds or John Hancock Money Market Fund Class A. Investors may exchange shares from Class I, R, R1, R2, R3, R4 or R5 shares into Class A shares of the Money Market Fund.

Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the fund to a non-John Hancock investment, the one-year CDSC applies.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss. See "Additional Information Concerning Taxes."

Systematic Withdrawal Plan. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

-The investments will be drawn on or about the day of the month indicated.

-The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

-The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement Or Reinvestment Privilege. If Signature Services and financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of a fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Additional Information Concerning Taxes".

Retirement plans participating in Merrill Lynch's or The Princeton Retirement Group, Inc.'s servicing programs:

-Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

-For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the funds and/or the Distributor.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of each Fund and Portfolio. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of ninety five (95) series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen (14) classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1 and Class 5. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, no fund has the intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the funds. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each fund reserves the right to reject any application which conflicts with the fund's internal policies or the policies of any regulatory authority. JHF II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

JHF II believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund of JHF II does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no fund will be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.

A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership which would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships which derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a fund from its investment in a qualified publicly traded partnership which invests in commodities or commodity-linked derivatives will be income satisfying the regulated investment company 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a fund investing in such partnership would not be income satisfying the regulated investment company 90% test for the fund's taxable year. In such event, the fund could fail to qualify as a regulated investment company if its income that is not regulated investment company qualifying income exceeds 10% of its gross income for the taxable year.

If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.

The Code was amended in 2004 to allow regulated investment companies to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a regulated investment company investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a regulated investment company, a fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a regulated investment company is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company distribution requirements and would be taken into account for purposes of the 4% excise tax.

To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund's assets may be invested in securities (other than United States government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Investment Policies -- Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a "passive foreign investment company" (a "PFIC"), the fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the fund. The subadvisers have no formula for the distribution of the fund's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:

-price, dealer spread or commission, if any;

-the reliability, integrity and financial condition of the broker-dealer;

-size of the transaction;

-difficulty of execution;

-brokerage and research services provided; and

-confidentiality and anonymity.

Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the fund and any other accounts managed by the subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadviser and its affiliates receive such services.

As noted above, a subadviser may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

-the value of securities;

-the advisability of purchasing or selling securities;

-the availability of securities or purchasers or sellers of securities; and

-analyses and reports concerning (a) issuers, (b) industries, (c) securities,
(d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

To the extent research services are used by the subadvisers, such services would tend to reduce such party's expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for funds of JHF II, which may not be used in connection with a Fund, will also be available for the benefit of other funds managed by the subadvisers.

Allocation of Trades by the Subadvisers. The subadvisers manage a number of accounts other than the Funds of JHF II. Although investment determinations for the funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the fund believes that its participation in such transactions on balance will produce better overall results for the fund.

Affiliated Underwriting Transactions by the Subadvisers. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participate. These procedures prohibit a fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

Brokerage Commissions Paid. For the fiscal year ended August 31, 2006, each Fund paid brokerage commissions in connection with portfolio transactions of $18,997,166, which were incurred by the Portfolios and Funds as follows:

Portfolio                                           2006
--------------------------------------------------------
Index 500 Fund                                         -
Absolute Return Portfolio                    $        80
Active Bond Fund                                       -
All Cap Core Fund                            $ 175279.65
All Cap Growth Fund                          $ 322111.93
All Cap Value Fund                           $ 196377.49
Blue Chip Growth Fund                        $  580782.2
Capital Appreciation Fund                    $  526185.6
Classic Value Fund                                     -
Core Bond Fund                                         -
Core Equity Fund                             $ 314435.47
Dynamic Growth Fund                                    -
Emerging Growth Fund                         $ 855424.53
Emerging Small Company Fund                  $ 207127.97
Equity-Income Fund                           $ 318072.23
Financial Services Fund                                -
Fundamental Value Fund                       $ 350097.54
Global Allocation Fund                                 -
Global Bond Fund                             $  120096.4
Global Fund                                            -
Global Real Estate Fund                      $ 1749607.5
Growth & Income Fund                                   -
Growth Fund                                            -
Growth Opportunities Fund                              -
Health Sciences Fund                                   -
High Income Fund                             $   96675.8
High Yield Fund                              $     67.15
International Equity Index Fund              $ 191743.07
International Growth Fund                    $1001370.99
International Opportunities Fund             $1432547.26
International Small Cap Fund                 $ 778183.16
International Small Company Fund             $ 404226.76
International Value Fund                     $1570833.52
Intrinsic Value Fund                                   -
Investment Quality Bond Fund                 $    1899.7
Large Cap Fund                               $  173737.1
Large Cap Value Fund                         $ 117419.79

Lifecycle 2010 Portfolio                               -
Lifecycle 2015 Portfolio                               -
Lifecycle 2020 Portfolio                               -
Lifecycle 2025 Portfolio                               -
Lifecycle 2030 Portfolio                               -
Lifecycle 2035 Portfolio                               -
Lifecycle 2040 Portfolio                               -
Lifecycle 2045 Portfolio                               -
Lifecycle 2050 Portfolio                               -
Lifecycle Retirement Portfolio                         -
Lifestyle Aggressive Portfolio                         -
Lifestyle Balanced Portfolio                           -
Lifestyle Conservative Portfolio                       -
Lifestyle Growth Portfolio                             -
Lifestyle Moderate Portfolio                           -
Managed Fund                                           -
Mid Cap Value Equity Fund                    $ 93,397.22
Mid Cap Index Fund                           $  33336.03
Mid Cap Stock Fund                           $ 615004.75
Mid Cap Value Fund                           $ 256059.74
Money Market Fund                                      -
Natural Resources Fund                       $ 471784.99
Pacific Rim Fund                                       -
Quantitative All Cap Fund                    $   7623.56
Quantitative Mid Cap Fund                    $ 377496.11
Quantitative Value Fund                      $ 883559.78
Real Estate Equity Fund                      $ 211955.92
Real Estate Securities Fund                  $ 775630.81
Real Return Bond Fund                        $  23935.25
Science & Technology Fund                              -
Short-Term Bond Fund                                   -
Small Cap Fund                               $ 445553.03
Small Cap Growth Fund                                  -
Small Cap Index Fund                         $  43976.84
Small Cap Opportunities Fund                 $ 302293.07
Small Cap Value Fund                                   -
Small Company Fund                                136114
Small Company Growth Fund                    $ 102707.15
Small Company Value Fund                     $ 214082.88
Special Value Fund                           $ 113082.83
Spectrum Income Fund                         $  57054.18
Strategic Bond Fund                          $  95677.58
Strategic Income Fund                        $  10857.57
Total Bond Market Fund                                 -
Total Return Fund                            $ 119038.75
Total Stock Market Index Fund                          -

U.S. Global Leaders Growth Fund              $ 493802.85
U.S. Government Securities Fund              $   7872.01
U.S. High Yield Bond Fund                    $   5611.31
U.S. Multi-Sector Fund                       $1118320.34
Utilities Fund                                         -
Value & Restructuring Fund                   $ 271062.18
Value Fund                                             -
Value Opportunities Fund                               -
Vista Fund                                   $ 225892.46

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., Signature Services, 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 5 shares of the Funds and Portfolios. Each Fund and Portfolio pays Signature Services monthly a fee which is based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account, $0.00 for each Class I and Class 5 shareholder account and $15.00 for each Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shareholder account. The fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, B, C, R, R1, R2, R3, R4 and R5 shares. For Class A, B, C, R, R1, R2, R3, R4 and R5 shares, the fund also pays certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative NAVs. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the funds. For such shareholders, Signature Services does not charge its account fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the JHF II as of fiscal year ended August 31, 2006, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

REPORTS TO SHAREHOLDERS

The financial statements of the Funds and Portfolios for fiscal year ended August 31, 2006 are incorporated herein by reference from each fund's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

CUSTODY OF PORTFOLIO SECURITIES

State Street Bank and Trust Company, ("State Street") 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds' and Portfolios' assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

JHF II, the Adviser, the Distributor and each subadviser to the Funds and Portfolios have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a fund.

APPENDIX A

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.
o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC
o For  issuers  and  performing  obligations,  default  is a  real  possibility.
Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC
o For issuers and performing obligations, default of some kind appears probable.
o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C
o For issuers and performing obligations, default is imminent.
o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1
This  designation  indicates that the degress of safety regarding timely payment
is  strong.   Those  issues   determined  to  possess  extremely  strong  safety
characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated `B' are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings
Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor's

Short-Term Issue
A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

APPENDIX B

                             ADOPTED AUGUST 23, 2005

                              JOHN HANCOCK FUNDS II
                             JOHN HANCOCK FUNDS III

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of John Hancock Funds II and John Hancock Funds III (individually, the "Trust" and collectively, the "Trusts") to provide Nonpublic Information regarding portfolio holdings of the Trusts to Nonaffiliated Persons of the Trusts only in the limited circumstances noted below. It is also the policy of the Trusts only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons, on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trusts consider Nonpublic Information regarding portfolio holdings of the Trusts to be confidential and the intent of this policy is to guard against selective disclosure of such information in a manner that would not be in the best interests of shareholders of the Trusts.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the prospectuses of the Trusts or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) the Trusts, (b) the Trusts' investment adviser or principal underwriter or any affiliate of either entity, (c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser, (e) the Trusts' custodian and (f) the Trusts' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

            DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS

Subject to the pre-approval of the Trusts' Chief Compliance Officer, the Trusts or their adviser or principal underwriter or any of their subadvisers (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

1. RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the Trust's adviser or principal underwriter, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

6. INSTITUTIONAL TRADERS

Nonpublic Information regarding Trust portfolio holdings (for example, aggregated lists of all fixed income holdings - names only) may be provided to institutional traders to assist in research and trade execution if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.

7. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

             DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS

The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

                       RESOLUTION OF CONFLICTS OF INTEREST

If the Trust or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Trust shareholders.

                POSTING OF TRUST PORTFOLIO HOLDINGS ON A WEBSITE

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

                                CHANGES TO POLICY

Any material changes to this policy must be approved by the Trusts' Board of Trustees.

                    REPORTS TO THE TRUST'S BOARD OF TRUSTEES

The CCO shall report any material issues that may arise under this policy to the Trusts' Board of Trustees no later than the Board meeting following the arising of the issue.

         APPLICABILITY OF POLICY TO THE TRUSTS' ADVISER AND SUBADVISERS

This policy shall apply to the Trusts' Adviser and each of its subadvisers.

         APPENDIX A TO POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

I. Employees* of John Hancock Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of the Trusts, the Trusts' investment adviser, John Hancock Investment Management Services LLC or the Trusts' principal underwriter, John Hancock Distributors LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to either of the Trust.

III. Employees* of the Trusts' custodian who provide services to either of the Trust.

IV. Employees* and partners of the Trusts' certified public accounting firm who provide services to either of the Trust.

* Includes temporary employees

APPENDIX C

PORTFOLIO MANAGER INFORMATION

                         A I M CAPITAL MANAGEMENT, INC.
                               All Cap Growth Fund
                            Small Company Growth Fund

The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of August 31, 2006:

----------------------- --------------- --------------------------- --------------------------- --------------------------
                         Dollar Range
                              of
  Portfolio Manager      Investments     Other Registered Mutual     Other Pooled Investment
                           in Each           Funds (assets in          Vehicles (assets in          Other Accounts(2)
                           Fund(1)              millions)                   millions)              (assets in millions)
----------------------- --------------- --------------------------- --------------------------- --------------------------
                                        Number of       Assets      Number of       Assets       Number of      Assets
                                         Accounts                    Accounts                    Accounts
--------------------------------------------------------------------------------------------------------------------------
                                                   All Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Kirk L. Anderson            None            8         $10,447.9         1           $57.9          None         None
----------------------- -------------- ------------ --------------- ----------- --------------- ----------- --------------
James G. Birdsall           None            8         $10,968.0         1           $57.9          None         None
----------------------- -------------- ------------ --------------- ----------- --------------- ----------- --------------
Robert J. Lloyd             None            7         $12,260.2         1           $57.9          None         None
----------------------- -------------- ------------ --------------- ----------- --------------- ----------- --------------
Lanny H. Sachnowitz         None            7         $10,027.9         1           $57.9          None         None
--------------------------------------------------------------------------------------------------------------------------
                                                Small Company Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Juliet S. Ellis             None            6          $2,928.4        None          None          None         None
----------------------- -------------- ------------ --------------- ----------- --------------- ----------- --------------
Juan R. Hartsfield          None            6          $2,928.4        None          None          None         None
----------------------- -------------- ------------ --------------- ----------- --------------- ----------- --------------

Potential Conflicts of Interest

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

---------------------------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

>> The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

>> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

>> With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

>> Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


Description of Compensation Structure

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

>> Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

>> Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

>> Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

>> Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

>> Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                               Small Company Fund
                                   Vista Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table.


                 Other Accounts Managed (As of August 31, 2006)

                                                                            Other Accounts
                               Registered Investment Other Pooled           (e.g., separate
                               Companies (e.g.,      Investment Vehicles    accounts
                               other American        e.g., commingled       and corporate
                               Century funds         trusts and 529         accounts including
                               and American Century  education              incubation strategies,
                               subadvised funds)     savings plan accounts) corporate money)
--------------------------------------------------------------------------------------------------
                                          Vista Fund
--------------------------------------------------------------------------------------------------
Mr. Fogle    Number of Other             5                     0                    2
             Accounts Managed
             Assets in Other       $2,764,381,210             N/A              $113,585,989
             Accounts Managed

Mr. Hollond  Number of Other             5                     0                    2
             Accounts Managed
             Assets in Other       $2,764,381,210             N/A              $113,585,989
             Accounts Managed
--------------------------------------------------------------------------------------------------
                                      Small Company Fund
--------------------------------------------------------------------------------------------------
Mr. Ertley   Number of Other             7                     0                    2
             Accounts Managed
             Assets in Other       $2,254,101,690             N/A              $289,397,522
             Accounts Managed

Mr. Martin   Number of Other             14                    0                    3
             Accounts Managed
             Assets in Other       $7,494,353,919             N/A              $299,804,694
             Accounts Managed

Mr. Vaiana   Number of Other             12                    0                    3
             Accounts Managed
             Assets in Other       $6,409,398,154             N/A              $299,804,694
             Accounts Managed

Ms. von Turk Number of Other             6                     0                    2
             Accounts Managed
             Assets in Other       $2,239,004,163             N/A              $289,397,522
             Accounts Managed

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple funds when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, fund teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

DESCRIPTION OF COMPENSATION STRUCTURE

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Company Fund. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Vista Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Fund Shares. The portfolio managers of the Vista Fund did not own any shares of the Vista Fund as of August 31, 2006. The portfolio managers of the Small Company Fund did not own any shares of the Small Company Fund as of August 31, 2006.

                      BlackRock Investment Management, LLC

                              Large Cap Value Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006)
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

           NUMBER OF OTHER ACCOUNTS MANAGED              NUMBER OF ACCOUNTS AND ASSETS FOR
                                                                      WHICH
           AND ASSETS BY ACCOUNT TYPE                    ADVISORY FEE IS PERFORMANCE-BASED
   ----------------------------------------------  ----------------------------------------------
 NAME OF                     REGISTERED      OTHER POOLED        REGISTERED            OTHER            POOLED
 INVESTMENT                  ADVISER AND      INVESTMENT         INVESTMENT         INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER            COMPANIES        VEHICLES        OTHER ACCOUNTS       COMPANIES          VEHICLES      OTHER ACCOUNTS
 -------------              ------------     ------------      --------------       -----------       ----------     --------------
                                 20               8                  #                   #                #                 1
 Bob Doll                 $11,743,970,595   $9,132,004,270          $0                  $0               $0           $225,905,706

POTENTIAL CONFLICTS OF INTEREST

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Funds and also for other clients advised by BlackRock Investment Management, LLC ("BIM") and its affiliates, including other client accounts managed by a Fund's portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Fund may differ from the results achieved by other clients of BIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BIM to be equitable to each. BIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of BIM and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio manager has responsibilities for managing accounts in addition to the Funds, the portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) BIM or the portfolio manager may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) the portfolio manager owns an interest in one fund or account he or she manages and not another.

DESCRIPTION OF COMPENSATION STRUCTURE

The Portfolio manager compensation program of BlackRock, Inc. and its affiliates ("BlackRock") is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

                              COMPENSATION PROGRAM

The elements of total compensation for BlackRock portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the funds that they manage.

                                   BASE SALARY

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                         PERFORMANCE-BASED COMPENSATION

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. Due to Mr. Doll's unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, portfolio manager's compensation can be based on BlackRock's investment performance, financial results of BlackRock, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management.

                                   CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                                   STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock, Inc. stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future BlackRock, Inc. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock, Inc. shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance therefore have a direct incentive to protect BlackRock's reputation for integrity.

                                 OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

                            CLEARBRIDGE ADVISORS, LLC
                               Special Value Fund


PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

                     ASSETS UNDER MANAGEMENT (IN BILLIONS)                 NUMBER OF ACCOUNTS
                 -----------------------------------------      -----------------------------------------
                   REGISTERED   OTHER POOLED                   REGISTERED   OTHER POOLED
 PORTFOLIO         INVESTMENT    INVESTMENT                    INVESTMENT    INVESTMENT
 MANAGER            COMPANIES     ACCOUNTS    OTHER   TOTAL    COMPANIES      ACCOUNTS     OTHER   TOTAL
 ---------         ----------   ------------  -----   -----    ----------   ------------   -----   -----
 Peter Hable          9.69          0.37      11.92   23.97        20            2        84,593  84,615

Portfolio Manager Compensation

ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

PORTFOLIO MANAGER DISCLOSURE


Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

                          DAVIS SELECTED ADVISERS, L.P.
                             Financial Services Fund
                             Fundamental Value Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None, however both portfolio managers have over $1 million invested in Davis Funds which are managed in a similar fashion as the Financial Services Fund and Fundamental Value Fund.

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

Christopher Davis served as portfolio managers for (i) 29 registered investment companies with approximately $68 billion in total net assets, (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets, and approximately 45 thousand other accounts (primarily managed money/wrap accounts) with approximately $13.5 billion in total net assets.

Kenneth Feinberg served as portfolio managers for (i) 29 registered investment companies with approximately $68 billion in total net assets, (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets, and approximately 45 thousand other accounts (primarily managed money/wrap accounts) with approximately $13.5 billion in total net assets.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

- The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected Advisers has adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the portfolios, Davis Selected Advisers determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Selected Advisers other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected Advisers may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

- Finally, substantial investment of Davis Selected Advisers or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected Advisers has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Selected Advisers does not receive an incentive based fee on any account.

DESCRIPTION OF COMPENSATION STRUCTURE

Kenneth Feinberg's compensation as a Davis Selected Advisers employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected Advisers' profits, (iii) awards of equity ("Units") in Davis Selected Advisers including Units, options on Units, and/or phantom Units, and
(iv) an incentive plan whereby Davis Selected Advisers purchases shares in selected funds managed by Davis Selected Advisers. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Selected Advisers' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' annual compensation as an employee and general partner of Davis Selected Advisers consists of a base salary. Davis Selected Advisers' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                              Short-Term Bond Fund
                             Total Bond Market Fund
                                Active Bond Fund
                                  Managed Fund


PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

The portfolio managers of the Active Bond Fund, Short-Term Bond Fund, Total Bond Market Fund and Managed Fund are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of August 31, 2006, James E. Shallcross and Peter M. Farley served as portfolio managers for (a) 6 registered investment company with approximately $3201 million in total net assets, (b) 2other pooled investment vehicles with approximately $114 million in total net assets, and (c) approximately 15 other accounts with approximately $3,005 million in total net assets.

POTENTIAL CONFLICTS OF INTEREST

Each of the accounts managed by James E. Shallcross and Peter M. Farley seeks income and capital appreciation by investing primarily in a diversified mix of debt securities. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, fees, expenses and cash flows. Declaration has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Declaration an incentive based fee.

DESCRIPTION OF COMPENSATION STRUCTURE

The compensation of James E. Shallcross and Peter M. Farley as Declaration employees consists of (i) a competitive base salary, (ii) eligibility for a discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iii) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (iv) eligibility for marketing incentives pursuant to the incentive compensation plan.

                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
                                All Cap Core Fund
                               Dynamic Growth Fund
                           Real Estate Securities Fund
                             Global Real Estate Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (as of the Fund's most recent fiscal year end): None


All Cap Core Fund

Compensation of Portfolio Managers

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and  return
objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.


Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

--------------------------------------------------------------------------------
                 Name of                               Dollar Range of
             Portfolio Manager                        Fund Shares Owned
--------------------------------------------------------------------------------
Jin Chen                                                      0
--------------------------------------------------------------------------------
Julie Abbett                                                  0
--------------------------------------------------------------------------------
Robert Wang                                                   0
--------------------------------------------------------------------------------


Conflicts of Interest
In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

------------------- -------------- ------------------ ------------------ -------------------
Name of Portfolio   Number of      Total Assets of    Number of          Total Assets of
Manager             Registered     Registered         Investment         Performance-
                    Investment     Investment         Company Accounts   Based Fee Accounts
                    Companies      Companies          with Performance
                                                      Based Fee
------------------- -------------- ------------------ ------------------ -------------------
Jin Chen            4              $1,387,253,973     0                  0
------------------- -------------- ------------------ ------------------ -------------------
Julie Abbett        4              $1,387,253,973     0                  0
------------------- -------------- ------------------ ------------------ -------------------
Robert Wang         22             $6,489,379,197     0                  0
------------------- -------------- ------------------ ------------------ -------------------

Other Pooled Investment Vehicles Managed:

------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio   Number of        Total Assets of         Number of Pooled     Total Assets of
Manager             Pooled           Pooled Investment       Investment Vehicle   Performance-
                    Investment       Vehicles                Accounts with        Based Fee Accounts
                    Vehicles                                 Performance-Based
                                                             Fee
------------------- ---------------- ----------------------- -------------------- -------------------
Jin Chen            0                0                       0                    0
------------------- ---------------- ----------------------- -------------------- -------------------
Julie Abbett        0                0                       0                    0
------------------- ---------------- ----------------------- -------------------- -------------------
Robert Wang         6                $294,394,561            1                    $129,137,308
------------------- ---------------- ----------------------- -------------------- -------------------

Other Accounts Managed:

------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio   Number of        Total Assets of Other   Number of Other      Total Assets of
Manager             Other Accounts   Accounts                Accounts with        Performance-
                                                             Performance- Based   Based Fee Accounts
                                                             Fee
------------------- ---------------- ----------------------- -------------------- -------------------
Jin Chen            5                $822,475,020            0                    0
------------------- ---------------- ----------------------- -------------------- -------------------
Julie Abbett        3                $461,379,247            0                    0
------------------- ---------------- ----------------------- -------------------- -------------------
Robert Wang         43               $6,273,622,683          2                    $89,095,973
------------------- ---------------- ----------------------- -------------------- -------------------

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.


o In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The subadvisor and its affiliates and the investment team of the Fund manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


Dynamic Growth Fund

Compensation of Portfolio Managers

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award.

As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and  return
objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.


In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.


Fund Ownership of Portfolio Manager
The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio manager in the Fund including investments by immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.


--------------------------------------  -----------------------------
              Name of                         Dollar Range of
          Portfolio Manager                  Fund Shares Owned
--------------------------------------  -----------------------------
Robert Janis                                        0
--------------------------------------  -----------------------------


Conflicts of Interest
In addition to managing the assets of the Fund, the Fund's portfolio manager may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.


Other SEC Registered Investment Companies Managed:

------------------------- ------------------- -------------------- ------------------- -------------------
Name of Portfolio         Number of           Total Assets of      Number of           Total Assets of
Manager                   Registered          Registered           Investment          Performance-
                          Investment          Investment           Company Accounts    Based Fee Accounts
                          Companies           Companies            with Performance
                                                                   Based Fee
------------------------- ------------------- -------------------- ------------------- -------------------
Robert Janis              5                   $3,032,969,037       0                   0
------------------------- ------------------- -------------------- ------------------- -------------------

Other Pooled Investment Vehicles Managed:

------------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio         Number of        Total Assets of         Number of Pooled     Total Assets of
Manager                   Pooled           Pooled Investment       Investment Vehicle   Performance-
                          Investment       Vehicles                Accounts with        Based Fee Accounts
                          Vehicles                                 Performance-Based
                                                                   Fee
------------------------- ---------------- ----------------------- -------------------- -------------------
Robert Janis              2                $1,869,191              0                    0
------------------------- ---------------- ----------------------- -------------------- -------------------


Other Accounts Managed:

------------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio         Number of        Total Assets of Other   Number of Other      Total Assets of
Manager                   Other Accounts   Accounts                Accounts with        Performance-
                                                                   Performance- Based   Based Fee Accounts
                                                                   Fee
------------------------- ---------------- ----------------------- -------------------- -------------------
Robert Janis              2                $173,240,802            0                    0
------------------------- ---------------- ----------------------- -------------------- -------------------

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio manager and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:


  o Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

  o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.


o In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The subadvisor and its affiliates and the investment team of the Fund manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio manager. The subadvisor has established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


Global Real Estate Fund

Compensation of Portfolio Managers

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and  return
objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.


In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.


-----------------------------------  -------------------------------------
            Name of                            Dollar Range of
        Portfolio Manager                     Fund Shares Owned
-----------------------------------  -------------------------------------
Kurt Klauditz                                          0
-----------------------------------  -------------------------------------
John Vojticek                                          0
-----------------------------------  -------------------------------------
John Robertson                                         0
-----------------------------------  -------------------------------------
John Hammond                                           0
-----------------------------------  -------------------------------------
William Leung                                          0
-----------------------------------  -------------------------------------
Daniel Ekins                                           0
--------------------------------------------------------------------------


Conflicts of Interest
In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

------------------------- ------------------ --------------------- ------------------- -------------------
Name of Portfolio         Number of          Total Assets of       Number of           Total Assets of
Manager                   Registered         Registered            Investment          Performance-
                          Investment         Investment Companies  Company Accounts    Based Fee Accounts
                          Companies                                with Performance
                                                                   Based Fee
------------------------- ------------------ --------------------- ------------------- -------------------
Kurt Klauditz             3                  $138,700,000          0                   0
------------------------- ------------------ --------------------- ------------------- -------------------
John Vojticek             7                  $3,449,415,373        0                   0

------------------------- ------------------ --------------------- ------------------- -------------------
John Robertson            7                  $3,449,415,373        0                   0

------------------------- ------------------ --------------------- ------------------- -------------------
John Hammond              2                  $138,700,000          0                   0
------------------------- ------------------ --------------------- ------------------- -------------------
William Leung             2                  $100,132,680          0                   0

------------------------- ------------------ --------------------- ------------------- -------------------
Daniel Ekins              1                  $33,127,497           0                   0

------------------------- ------------------ --------------------- ------------------- -------------------

Other Pooled Investment Vehicles Managed:

--------------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio           Number of        Total Assets of         Number of Pooled     Total Assets of
Manager                     Pooled           Pooled Investment       Investment Vehicle   Performance-
                            Investment       Vehicles                Accounts with        Based Fee Accounts
                            Vehicles                                 Performance-Based
                                                                     Fee
--------------------------- ---------------- ----------------------- -------------------- -------------------
Kurt Klauditz               1                $60,000,000             1                    $60,000,000
--------------------------- ---------------- ----------------------- -------------------- -------------------
John Vojticek               4                $347,362,248            2                    $59,205,113

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Robertson              4                $347,362,248            2                    $59,205,113

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Hammond                4                $116,700,000            2                    $75,100,000
--------------------------- ---------------- ----------------------- -------------------- -------------------
William Leung               2                $22,792,031             0                    0

--------------------------- ---------------- ----------------------- -------------------- -------------------
Daniel Ekins                3                $565,902,330            0                    0

--------------------------- ---------------- ----------------------- -------------------- -------------------


Other Accounts Managed:

--------------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio           Number of        Total Assets of Other   Number of Other      Total Assets of
Manager                     Other Accounts   Accounts                Accounts with        Performance-
                                                                     Performance- Based   Based Fee Accounts
                                                                     Fee
--------------------------- ---------------- ----------------------- -------------------- -------------------
Kurt Klauditz               0                0                       0                    0
--------------------------- ---------------- ----------------------- -------------------- -------------------
John Vojticek               49               $5,911,423,925          3                    $669,646,303

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Robertson              49               $5,911,423,925          3                    $669,646,303

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Hammond                1                $38,800,000             0                    0
--------------------------- ---------------- ----------------------- -------------------- -------------------
William Leung               0                0                       0                    0
--------------------------- ---------------- ----------------------- -------------------- -------------------
Daniel Ekins                12               $923,168,552            2                    $145,558,147
--------------------------- ---------------- ----------------------- -------------------- -------------------

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:


o Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.


o In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The subadvisor and its affiliates and the investment team of the Fund manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


Real Estate Securities Fund

Compensation of Portfolio Managers

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and  return
objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

------------------------------ ------------------------------------
            Name of                     Dollar Range of
        Portfolio Manager              Fund Shares Owned
------------------------------ ------------------------------------
Asad Kazim (US)                               0
------------------------------ ------------------------------------
Jerome Ehlinger (US)                          0
------------------------------ ------------------------------------
John Vojticek (US)                            0
------------------------------ ------------------------------------
John Robertson (US)                           0
------------------------------ ------------------------------------

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.


Other SEC Registered Investment Companies Managed:

------------------------- ------------------- -------------------- ------------------- -------------------
Name of Portfolio         Number of           Total Assets of      Number of           Total Assets of
Manager                   Registered          Registered           Investment          Performance-
                          Investment          Investment           Company Accounts    Based Fee Accounts
                          Companies           Companies            with Performance
                                                                   Based Fee
------------------------- ------------------- -------------------- ------------------- -------------------
Asad Kazim                6                        $3,278,926,411  0                   0
------------------------- ------------------- -------------------- ------------------- -------------------
Jerome Ehlinger           6                        $3,278,926,411  0                   0
------------------------- ------------------- -------------------- ------------------- -------------------
John Vojticek             7                        $3,414,875,077  0                   0

------------------------- ------------------- -------------------- ------------------- -------------------
John Robertson            7                        $3,414,875,077  0                   0

------------------------- ------------------- -------------------- ------------------- -------------------

Other Pooled Investment Vehicles Managed:

--------------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio           Number of        Total Assets of         Number of Pooled     Total Assets of
Manager                     Pooled           Pooled Investment       Investment Vehicle   Performance-
                            Investment       Vehicles                Accounts with        Based Fee Accounts
                            Vehicles                                 Performance-Based
                                                                     Fee
--------------------------- ---------------- ----------------------- -------------------- -------------------
Asad Kazim                  4                          $347,362,248  2                           $59,205,113

--------------------------- ---------------- ----------------------- -------------------- -------------------
Jerome Ehlinger             4                          $347,362,248  2                           $59,205,113

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Vojticek               4                          $347,362,248  2                           $59,205,113

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Robertson              4                          $347,362,248  2                           $59,205,113

--------------------------- ---------------- ----------------------- -------------------- -------------------

Other Accounts Managed:

--------------------------- ---------------- ----------------------- -------------------- -------------------
Name of Portfolio           Number of        Total Assets of Other   Number of Other      Total Assets of
Manager                     Other Accounts   Accounts                Accounts with        Performance-
                                                                     Performance- Based   Based Fee Accounts
                                                                     Fee
--------------------------- ---------------- ----------------------- -------------------- -------------------
Asad Kazim                  49                       $5,911,423,925  3                          $669,646,303

--------------------------- ---------------- ----------------------- -------------------- -------------------
Jerome Ehlinger             49                       $5,911,423,925  3                          $669,646,303

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Vojticek               49                       $5,911,423,925  3                          $669,646,303

--------------------------- ---------------- ----------------------- -------------------- -------------------
John Robertson              49                       $5,911,423,925  3                          $669,646,303

--------------------------- ---------------- ----------------------- -------------------- -------------------

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:


o Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The subdvisor and its affiliates and the investment team of the Funds manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

                            DIMENSIONAL FUND ADVISORS

                        International Small Company Fund

Portfolio Managers

In accordance with the team approach used to manage the International Small Cap Fund (the "Portfolio"), the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of
Dimensional Funds Advisors LP ("Dimensional"). The portfolio managers and portfolio traders also make daily decisions regarding the Portfolio, including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Portfolio.

Investments in Each Portfolio

As of August 31, 2006, neither Ms. Umland nor her immediate family held any ownership interests in the Portfolio.

Description of Compensation Structure

Dimensional's portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually. Each portfolio manager's compensation consists of the following:

o Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

o Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The bonus is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

Other Managed Accounts

In addition to the Portfolio, Ms. Umland oversees the daily management of (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which Ms. Umland has primary oversight responsibility.

       Number of Accounts Managed and Total Assets by Category
       As of August 31, 2006

     o 24 U.S. registered mutual funds with approximately $30,080 million in total assets under management.

     o 4 unregistered pooled investment vehicles with approximately $471 million in total assets under management.

     o 7 other accounts with approximately $2,443 million in total assets under management.

       (None of the accounts have performance based fees.)

Potential Conflict of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

o Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

o Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

o Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

o Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

o Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the Account of that client over the Portfolio or Accounts that the portfolio manager manages.

o Investment in a Portfolio. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which they have portfolio management responsibilities

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                 GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

                                   Growth Fund
                            Growth Opportunities Fund
                            International Growth Fund
                              Intrinsic Value Fund
                                  Managed Fund
                             U.S. Multi Sector Fund
                            Value Opportunities Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS
The information provided is as of the date of August 31, 2006.


----------------- ------------------------------------ ---------------------------------- -------------------------------------
 Senior Member      Registered investment companies    Other pooled investment vehicles        Separate accounts managed
                   managed (including non-GMO mutual         managed (world-wide)                     (world-wide)
                    fund subadvisory relationships)

----------------- ------------------------------------ ---------------------------------- -------------------------------------
                   Number of        Total assets        Number of       Total assets       Number of        Total assets
                   accounts                             accounts                           accounts

----------------- ------------ ----------------------- ------------ --------------------- ------------ ------------------------
Thomas Hancock        11         $17,625,856,949.07         5        $2,299,424,328.46        34         $10,593,865,523.89
----------------- ------------ ----------------------- ------------ --------------------- ------------ ------------------------
Sam Wilderman         25         $21,327,937,215.49         6        $1,931,424,594.07        23          $3,317,199,633.95
----------------- ------------ ----------------------- ------------ --------------------- ------------ ------------------------
                    Registered investment companies    Other pooled investment vehicles        Separate accounts managed
                   managed for which GMO receives a     managed (world-wide) for which    (world-wide) for which GMO receives
                   performance-based fee (including    GMO receives a performance-based         a performance-based fee
                    non-GMO mutual fund subadvisory                   fee
                            relationships)

                  ------------------------------------ ---------------------------------- -------------------------------------
                   Number of        Total assets        Number of       Total assets       Number of        Total assets
                   accounts                             accounts                           accounts

----------------- ------------ ----------------------- ------------ --------------------- ------------ ------------------------
Thomas Hancock         0                 0                  0                0                 6          $1,993,630,374.41
----------------- ------------ ----------------------- ------------ --------------------- ------------ ------------------------
Sam Wilderman          3         $4,692,176,003.23          5        $1,909,281,015.28         7          $1,534,334,311.05
----------------- ------------ ----------------------- ------------ --------------------- ------------ ------------------------

The information provided is as of August 31, 2006.


DESCRIPTION OF MATERIAL CONFLICTS: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

DESCRIPTION OF THE STRUCTURE OF, AND THE METHOD USED TO DETERMINE, THE COMPENSATION OF EACH MEMBER OF THE FUND'S PORTFOLIO MANAGEMENT TEAM: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

                          Independence Investments LLC
                                 Small Cap Fund

Portfolio Managers. The Portfolio Manager of the Small Cap Fund is Charles S. Glovsky.

Under Other Accounts Managed. As of August 31, 2006, Charles S. Glovsky served as portfolio manager for two other registered investment companies with approximately $ 446 million in total net assets, six pooled investment vehicles with approximately $86 million in total net assets and approximately 31 other accounts with approximately $ 646 million in total net assets.

Potential Conflicts of Interest . Each of the accounts managed by Charles S. Glovsky uses a bottom up selection process that focuses on stocks of statistically undervalued yet promising companies that are believed likely to show improving fundamental prospects with identifiable catalysts for change. Each account invests primarily in equity securities issued by small or mid capitalization companies. While these accounts have many similarities, the investment performance of accounts with similar strategies will be different due to differences in guidelines, fees, expenses and cash flows. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Independence an incentive based fee.

Compensation  of  Portfolio  Managers.  Independence  has  adopted  a system  of compensation for portfolio managers and others involved in the investment process that seeks to align the financial interests of the investment professionals with both those of Independence, through incentive payments based in part upon the Independence's financial performance, and also those of their clients and the shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those accounts. Independence's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to Independence and not on the basis of specific funds or accounts managed by the investment professional.

Charles S. Glovsky's compensation as an Independence employee consists of (i) a competitive base salary, (ii) a bonus payable pursuant to an employment arrangement, (iii) eligibility for an additional discretionary bonus pursuant to an incentive compensation plan (iv) equity ownership, and (v) eligibility for marketing incentives pursuant to the incentive compensation plan.

Under the investment compensation plan, investment professionals are eligible for an annual bonus, which is contingent on organizational goals. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving favorable investment performance and other qualitative factors. Any bonus under the plan is completely discretionary. Company profitability and investment performance are among the factors generally used in determining the size of the overall bonus pool and/or the particular bonuses paid to individual portfolio managers under the plan.

Ownership of Shares of Small Cap Fund.

Charles S. Glovsky does not own any shares of the Small Cap Fund.

                             JENNISON ASSOCIATES LLC
                            Capital Appreciation Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF AUGUST 31, 2006)

To be confirmed

OTHER MANAGED ACCOUNTS (AS OF AUGUST 31, 2006)

08/31/2006

DEL BALSO, MICHAEL

                               Number of Accounts+     Total Assets+ (Thousands)
                               -------------------     -------------------------
Registered Investment Companies          13                   9,638,451
Other Pooled Investment Vehicles          5                   1,442,347
Other Accounts*                          17                   1,232,979
                                         --                  ----------
        Total                            35                  12,313,778

08/31/2006

SEGALAS, SPIROS

                               Number of Accounts+     Total Assets+ (Thousands)
                               -------------------     -------------------------
Registered Investment Companies          16                  20,466,312
Other Pooled Investment Vehicles                                307,009
Other Accounts                           11                   2,725,601
                                         --                  ----------
        Total                            29                  23,498,922

08/31/2006

MCCARRAGHER, KATHLEEN A.

                               Number of Accounts+     Total Assets+ (Thousands)
                               -------------------     -------------------------
Registered Investment Companies          12                   8,006,531
Other Pooled Investment Vehicles          3                     334,140
Other Accounts                           47                   2,725,601
                                         --                  ----------
        Total                            62                  13,742,815


+ None of the accounts managed are subject to performance fees.

* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

POTENTIAL CONFLICTS OF INTEREST

In managing other funds (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

DESCRIPTION OF COMPENSATION STRUCTURE

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. In addition, some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors will be reviewed for each portfolio manager:

[ ] One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

[ ] Historical and long-term business potential of the product strategies;

[ ] Qualitative factors such as teamwork and responsiveness; and

[ ] Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                                Core Equity Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

As of August 31, 2006, Ms. Gay served as portfolio manager for six registered investment companies with $3.12 billion in total assets and nineteen other pooled investment vehicles with $7.73 billion in total assets. One of the pooled investment vehicles has a performance based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

DESCRIPTION OF COMPENSATION STRUCTURE

The Portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

The Portfolio manager is also eligible to receive other employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason, Inc. 401(k) and profit sharing program, and participation in other Legg Mason, Inc. deferred compensation plans.

                             LORD, ABBETT & CO. LLC
                               All Cap Value Fund
                               Mid Cap Value Fund

INVESTMENT MANAGERS

As stated in the Prospectus, Lord, Abbett & Co. LLC ("Lord Abbett") uses a team of investment managers and analysts acting together to manage the investments of All Cap Value Fund and Mid Cap Value Fund (each, a "Fund" and collectively, the "Funds").

Robert P. Fetch, and Howard B. Hansen head the All Cap Value Fund team and are primarily and jointly responsible for the day-to-day management of All Cap Value Fund.

Edward K. von der Linde heads the team of Mid Cap Value Fund team and the other senior member is Howard Hansen. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of Mid Cap Value Fund.

The following table indicates for each Fund as of August 31, 2006: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories in the table below, a footnote to the table provides the number of accounts and the total assets in such accounts with respect to which the management fee is based on the performance of the account. The Registered Investment Companies category includes those U.S. registered investment companies (i.e., mutual funds) that are managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective
investment  funds,  offshore  funds  and  domestic   non-registered   investment
vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category includes Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. The data shown below are approximate.


                              --------------------------  ---------------------------  ----------------------------
                                 Registered Investment     Other Pooled Investment
                                       Companies                   Vehicles                  Other Accounts
                              --------------------------  ---------------------------  ----------------------------
           Portfolio Manager   Number of   Total assets    Number of  Total assets      Number of   Total assets
  Fund          Name            Accounts   (in millions)    Accounts  (in millions)      Accounts   (in millions)
-------   ------------------  ----------   -------------   ---------- -------------     ----------   -------------
All Cap
 Value    Robert P. Fetch          4         $7,066.2          1          $223.0          1,030*      $2,711.5*
          Howard E. Hansen         12        $16,094.0         2          $266.0          4,461**     $2,977.1**

Mid Cap   Edward K.
 Value    von der Linde            11        $13,872.8         1          $43.0            4,454       $2,286.4
          Howard E. Hansen         12        $16,167.0         2          $266.0          4,461**     $2,977.1**

* Included in the number of accounts ands total assets are 2 accounts with respect to which the management fee for each such account is based on the performance of the account; such accounts total approximately $545 million in total assets, or less than 1% of Lord Abbett's total assets under management.

** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals $459 million in total assets, or less than 1% of Lord Abbett's total assets under management


Conflicts of interest may arise in connection with the investment manager's management of the Funds' investment portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures, including Policies and Procedures for Evaluating Best Execution of Equity Transactions and Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside (i.e., nonpublic) information. Lord Abbett is not affiliated with any full service broker-dealer and, therefore, does not execute any Fund transactions through such as entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the Funds' investment portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The levels of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can. be a substantial percentage of compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis versus both the appropriate style benchmarks and the appropriate peer group rankings. Finally, a component of the bonus reflects the leadership and management of the investment team. The evaluation does not follow a formulaic approach, but ratter is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund. The data is as of August 31, 2006. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.


Fund          Portfolio               $1 --         $10,001 --   $50,001 --   $100,001     $500,001 --    Over
             Manager Name      None   $10,000       $50,000      $100,000     -- $500,000  $1,000,000     $1,000,000
----       ----------------    ----   -------       ----------   ----------   -----------  -----------    ----------
All Cap
 Value     Robert P. Fetch      X          -             -            -            -             -             -
           Howard E. Hansen     X          -             -            -            -             -             -

Mid Cap    Edward K.
  Value    von der Linde        X          -             -            -            -             -             -
           Howard E. Hansen     X          -             -            -            -             -             -

                        MARSICO CAPITAL MANAGEMENT , LLC
                        International Opportunities Fund



Portfolio Manager Disclosure

1.

     For any portfolio managed by a team or committee, the name of each committee member (or if there are more than five, the five persons with the most significant responsibility). In addition, appropriate five-year biographical information for each member of the committee disclosed should be provided in accordance with Item 5 of Form N-1A.

     James G. Gendelman is the portfolio manager of the John Hancock Funds II International Opportunities Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.


2. For each portfolio manager for the Trust, please provide the following in accordance with Item 15 of Form N-1A:

     a. Other Accounts Managed. The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category (a) registered investment companies, (b) other pooled investment vehicles, and (c) other accounts (as defined in Item 15).

          As of August 31, 2006, Mr. Gendelman managed: (a) 14 other registered investment companies with total assets of $6,995,420,000, (b) 0 accounts for other pooled investment vehicles with total assets of $0, and (c) 8 other accounts with total assets of $503,793,000.


     b. Number of Accounts and Total Assets. For each of the categories in a. above, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

          Mr. Gendelman managed no accounts that are subject to a fee under which compensation was based on a share of the capital gains upon or capital appreciation of the account.

     c. Material Conflicts. A description of any material conflicts of interest that may arise in connection with the portfolio manager's management of the fund's investment, on the one hand, and the investments of the other accounts list in a. above , on the other.
          (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

          Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

          Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

          As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

     d. Portfolio Manager Compensation. The structure of, and the method used to determine the compensation of each portfolio manager.

MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

          In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

     e. Ownership of Securities. For each portfolio manager state the dollar range of equity securities Fund (s) beneficially owned by the portfolio manager using the ranges noted in Item 15.

None. (MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.)

                MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
                                 Utilities Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

--------------------------- ------------------------------ ------------------------------ ------------------------------
    Portfolio Manager           Registered Investment         Other Pooled Investment            Other Accounts
                                      Companies                      Vehicles
--------------------------- ------------------------------ ------------------------------ ------------------------------
                              Number of     Total Assets     Number of     Total Assets     Number of     Total Assets
                               Accounts                      Accounts                       Accounts
--------------------------- --------------- -------------- -------------- --------------- -------------- ---------------

                                                    Utilities Fund

------------------------------------------------------------------------------------------------------------------------
Maura A. Shaughnessy              5         $4.2 billion         0              0               0              0
--------------------------- --------------- -------------- -------------- --------------- -------------- ---------------
Robert D. Persons                 10        $6.1 billion         1         $270 million         0              0
--------------------------- --------------- -------------- -------------- --------------- -------------- ---------------

POTENTIAL CONFLICTS OF INTEREST

MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

DESCRIPTION OF COMPENSATION STRUCTURE

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

- Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

- The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to fund performance over a three-year time period with lesser consideration given to fund performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

- The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

                  MFC Global Investment Management (U.S.), LLC
                            Absolute Return Portfolio
                                Active Bond Fund
                              Emerging Growth Fund
                                High Income Fund
                         Lifecycle Retirement Portfolio
                              Strategic Income Fund


Portfolio Managers and Other Accounts Managed. The portfolio managers of the Active Bond Fund are Barry H. Evans, Howard C. Greene and Jeffrey N. Given . As of August 31, 2006, each portfolio manager managed the following other accounts:


 -------------------------------------------------------------------------------------------------------------------------
      Portfolio                                              Other Accounts Managed by the Portfolio Manager
     Manager Name              Fund                                     (as of August  31, 2006)
 -------------------------------------------------------------------------------------------------------------------------
  Barry H. Evans         Active Bond Fund        Other Registered Investment Companies:  Five (5) funds with total assets of $2.9 billion.

                                                 Other Pooled Investment Vehicles:  Two (2) accounts with total assets of $98.5 million

                                                 Other Accounts:  One hundred and Twenty Nine (129) accounts with total assets of approximately $5.4 billion.
 -------------------------------------------------------------------------------------------------------------------------
  Howard C. Greene       Active Bond Fund        Other Registered Investment Companies:  Three (3) funds with total assets of $765 million.

                                                 Other Pooled Investment Vehicles:  None

                                                 Other Accounts:  Twenty Two(22) accounts with total assets of  approximately $4.6 billion.
 -------------------------------------------------------------------------------------------------------------------------
  Jeffrey N. Given       Active Bond Fund        Other Registered Investment Companies:  Five (5) funds with total assets of $1.2 billion.

                                                 Other Pooled Investment Vehicles: None

                                                 Other Accounts:  Twenty Two (22) accounts with total
                                                 assets of approximately $4.6 billion.
 ---------------------------------------------------------------------------------------------------------------------------


MFC Global Investment Management (U.S.), LLC , ("MFC Global (U.S.)") does not generally receive a fee based upon the investment performance of the accounts reflected in the table above, except that, with respect to Barry H. Evans, Howard C. Greene, and Jeffrey N. Given , MFC Global (U.S.) receives a performance-based fee with respect to one (1) Other Account with total assets of approximately $404 million as of August 31, 2006.

The portfolio managers of the Strategic Income Fund are: Barry H. Evans,  Daniel
S. Janis, III and John F. Iles. As of August 31, 2006, each portfolio manager managed the following other accounts:


-------------------------------------------------------------------------------------------------------------------------
     Portfolio                                              Other Accounts Managed by the Portfolio Manager
    Manager Name              Fund                                     (as of August  31, 2006)
-------------------------------------------------------------------------------------------------------------------------
 Barry H. Evans       Strategic Income Fund        Other Registered Investment Companies:  Five (5) funds with total assets of $2.6 billion.

                                                   Other Pooled Investment Vehicles:  Two (2) accounts with
                                                   total assets of $98.5 million

                                                   Other Accounts:  One Hundred and Twenty Nine (129) accounts with total assets of approximately $5.4 billion.
---------------------------------------------------------------------------------------------------------------------------
 Daniel S.            Strategic Income Fund        Other Registered Investment Companies:  None
 Janis, III
                                                   Other Pooled Investment Vehicles:  Two (2) accounts with total assets of approximately $99.2 million.

                                                   Other Accounts:  Four (4) accounts with total assets of
                                                   approximately $699 million.
-------------------------------------------------------------------------------------------------------------------------
 John F. Iles         Strategic Income Fund        Other Registered Investment Companies:  One (1) fund with total assets of approximately $249 million.

                                                   Other Pooled Investment Vehicles:  Two (2) accounts with total assets of approximately $99.2 million.

                                                   Other Accounts:  Two (2) accounts with total assets of
                                                   approximately $624.5 million.
---------------------------------------------------------------------------------------------------------------------------------

The portfolio manager of the Absolute Return Portfolio is Barry H. Evans. As of August 31, 2006, each portfolio manager managed the following other accounts:

-------------------------------------------------------------------------------------------------------------------------
     Portfolio                                              Other Accounts Managed by the Portfolio Manager
    Manager Name              Fund                                     (as of August  31, 2006)
-------------------------------------------------------------------------------------------------------------------------
 Barry H. Evans       Absolute Return Portfolio    Other Registered Investment Companies:  Five (5) funds with total assets of $2.6 billion.

                                                   Other Pooled Investment Vehicles:  Two (2) accounts with
                                                   total assets of $98.5 million

                                                   Other Accounts:  One Hundred and Twenty Nine (129)
                                                   accounts with total assets of approximately $5.4 billion.
-------------------------------------------------------------------------------------------------------------------------

The portfolio manager of the Lifecycle Retirement Portfolio is Barry H. Evans. As of August 31, 2006, each portfolio manager managed the following other accounts:

-------------------------------------------------------------------------------------------------------------------------
     Portfolio                                              Other Accounts Managed by the Portfolio Manager
    Manager Name              Fund                                     (as of August  31, 2006)
-------------------------------------------------------------------------------------------------------------------------
 Barry H. Evans       Lifecycle Retirement Portfolio   Other Registered Investment Companies:  Five (5) funds with total assets of $2.6 billion.

                                                       Other Pooled Investment Vehicles:  Two (2) accounts
                                                       with total assets of $98.5 million

                                                       Other Accounts:  One Hundred and Twenty Nine (129)
                                                       accounts with total assets of approximately $5.4 billion.
-------------------------------------------------------------------------------------------------------------------------

The portfolio manager of the Emerging Growth Fund is Alan E. Norton and Henry E. Mehlman. As of August 31, 2006, each portfolio manager managed the following other accounts:

-------------------------------------------------------------------------------------------------------------------------
     Portfolio                                              Other Accounts Managed by the Portfolio Manager
    Manager Name              Fund                                     (as of August  31, 2006)
-------------------------------------------------------------------------------------------------------------------------
 Alan E. Norton, CFA       Emerging Growth Fund        Other Registered Investment Companies:  Three (3) funds with total assets of $877 million.
                                                       Other Pooled Investment Vehicles: None

                                                       Other Accounts:  Seven (7) accounts with total assets of
                                                       approximately $33 million.
---------------------------------------------------------------------------------------------------------------------
 Henry E. Mehlman, CFA     Emerging Growth Fund        Other Registered Investment Companies:  Three (3) funds with total assets of $877 million.

                                                       Other Pooled Investment Vehicles: None

                                                       Other Accounts:  Seven (7) accounts with total assets of
                                                       approximately $33 million.

-------------------------------------------------------------------------------------------------------------------------

The portfolio manager of the High Income Fund is Arthur N. Calavritinos. As of August 31, 2006, each portfolio manager managed the following other accounts:

-------------------------------------------------------------------------------------------------------------------------
     Portfolio                                              Other Accounts Managed by the Portfolio Manager
    Manager Name              Fund                                     (as of August  31, 2006)
-------------------------------------------------------------------------------------------------------------------------
Arthur N. Calavritinos, CFA   JHF II High Income Fund:  One (1) fund with total assets of $867 million.
                                                        Other Pooled Investment Vehicles:  None
                                                        Other Accounts:  One (1) account with total assets of
                                                        approximately $300 million.

MFC Global (U.S.) does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, MFC Global (U.S.) does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. MFC Global (U.S.) has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. MFC Global (U.S.) has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Structure of Compensation" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. MFC Global (U.S.) has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, MFC Global (U.S.) 's policies generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, MFC Global (U.S.) will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MFC Global (U.S.) receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Structure of Compensation" below. MFC Global (U.S.) receives a performance-based fee with respect to one of the accounts managed by the portfolio managers of Active Bond Fund.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. MFC Global (U.S.) imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MFC Global (U.S.) seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Structure of Compensation . MFC Global (U.S,) has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At MFC Global (U.S.) , the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of MFC Global (U.S.) . A limited number of senior portfolio managers, who serve as officers of both MFC Global (U.S.) and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial . The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. MFC Global (U.S.) seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of MFC Global (U.S.) and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan.

Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

The Profitability of MFC Global (U.S.) : The profitability of MFC Global (U.S.) and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of MFC Global (U.S.) .

Non-Investment Performance: The more intangible contributions of an investment professional to MFC Global (U.S.) business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

MFC Global (U.S.) also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of MFC Global (U.S.) and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Ownership of Trust Shares.  Neither Barry H. Evans, Howard C. Greene nor Jeffrey
N. Given own any shares of the Active Bond Fund, the High Income Fund or the Emerging Growth Fund. Neither Barry H. Evans, Daniel S. Janis, III nor John F. Iles own any shares of the Strategic Income Fund. Barry H. Evans does not own any shares of the Lifecycle Retirement Portfolio nor the Absolute Return Portfolio.

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                                 ("MFC GLOBAL")
                                 Index 500 Fund
                            Absolute Return Portfolio
                              Lifestyle Portfolios
                              Lifecycle Portfolios
                               Mid Cap Index Fund
                                Money Market Fund
                                Pacific Rim Fund
                            Quantitative All Cap Fund
                            Quantitative Mid Cap Fund
                             Quantitative Value Fund
                              Small Cap Index Fund
                          Total Stock Market Index Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

                                                                  Total
                         Registered   Assets        Pooled        Assets                            Assets       Assets
                         Investment   Managed       Investment    Managed                           Managed      Managed
        Trust            Company      ($ US         Vehicle       ($ US            Other            ($ US        ($ US
       Manager           Accounts     millions)     Accounts      millions)       Accounts          millions)    millions)
                                                                 (Worldwide)                       (Worldwide)
 -----------------       ----------   ---------     ----------    ---------       --------          ---------   ---------
 Carson Jen &
 Narayan Ramani                  8    $  4114.4          2         $367.8                                         $4482.2

 Pauline Dan                     5    $   850.3                                                                    $850.3

 Harpreet Singh, Chris
 Hensen & Brett Hryb&            3    $  1108.6          4         $905.8                                         $2014.4

 Rhonda Chang &
 Noman Ali                       4    $   290.1                                                                    $290.1

 Steve Orlich                   11    $ 37650.2                                                                  $37650.2

 Maralyn Kobayashi
 & Faisal Rahman                 4    $  4161.4          1         $272.0                                         $4433.4

 Mark Schmeer                    2    $     5.2                                                                      $5.2


POTENTIAL CONFLICTS OF INTEREST

While funds managed by each of the portfolio managers may have many similarities, MFC Global (U.S.A.) has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

DESCRIPTION OF COMPENSATION STRUCTURE

MFC Global (U.S.A.) portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance based bonus and participation in equity ownership reflects to the seniority and role of each portfolio manager. MFC Global (U.S.A.) to ensure retention through competitive compensation that rewards both individual and team performance. The overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys. By maximizing the performance bonus at the top of the second quartile, this structure ensures that the portfolio managers do not incur undue risk in the funds they manage.

                MORGAN STANLEY INVESTMENT MANAGEMENT (VAN KAMPEN)
                                   Value Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

James Gilligan managed 20 mutual funds with a total of approximately $34.2 billion in assets; no pooled investment vehicles other than mutual funds; and 3 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $597 million in assets.

James Roeder managed 20 mutual funds with a total of approximately $34.2 billion in assets; no pooled investment vehicles other than mutual funds; and 3, other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $597 million in assets.

Vincent E. Vazachero managed 20 mutual funds with a total of approximately $34.2 billion in assets; no pooled investment vehicles other than mutual funds; and 3 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $597 million in assets.

Thomas Bastian managed 20 mutual funds with a total of approximately $34.2 billion in assets; no pooled investment vehicles other than mutual funds; and 3 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $597 million in assets.

Sergio Marcheli managed 20 mutual funds with a total of approximately $34.2 billion in assets; no pooled investment vehicles other than mutual funds; and 3 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $597 million in assets.

POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it receives from the Value Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Value Fund. The adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

DESCRIPTION OF COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

- Cash Bonus;

- Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

- Voluntary Equity Incentive  Compensation  Program (VEICP) awards--a  voluntary
program  that   permits   employees  to  elect  to  defer  a  portion  of  their
discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by fund management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Investment Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

                            MUNDER CAPITAL MANAGEMENT
                          Small Cap Opportunities Fund


PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

                         Registered                 Pooled                                          Total
                         Investment   Assets        Investment    Assets                            Assets       Assets
        Fund             Company      Managed       Vehicle       Managed         Other             Managed      Managed*
       Manager           Accounts     ($ millions)  Accounts      ($ millions)    Accounts         ($ millions) ($ millions)
  -----------------      ----------   -----------   ----------    -----------     --------          -----------  ----------
 John P. Richardson          6        $2,442.6         22          $1,041.8         19                $80.2        $3,564.6
 Julie R. Hollinshead        6        $2,442.6         20            $785.9         12                $65.1        $3,293.5
 Robert E. Crosby            8        $2,526.8         24            $800.8         30               $163.2        $3,490.8

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

POTENTIAL CONFLICTS OF INTEREST

     As indicated in the table above, Munder's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

  o Potential Conflicts Relating to the Interests of Portfolio Management Teams and Munder: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

     If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund's trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

  o Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team, Munder or Pierce Street, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

     Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder or Pierce Street will achieve their intended result.

DESCRIPTION OF COMPENSATION STRUCTURE

The compensation package for portfolio managers of Munder has historically consisted of three elements: base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests.

Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys. Munder also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan which includes an employer contribution.

Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, Munder considers variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to the account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.

Munder's long-term equity plans effectively expired in late 2004 and early 2005. While no new equity interests can be granted under these plans, all directors and senior portfolio managers have a material number of vested and unvested ownership interests which supports retention of these key individuals in the short run.

                      PACIFIC INVESTMENT MANAGEMENT COMPANY

                                Global Bond Fund
                              Real Return Bond Fund
                                Total Return Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

                         Registered                 Pooled
                         Investment   Assets        Investment    Assets                           Assets
        Fund             Company      Managed       Vehicle       Managed         Other            Managed*
       Manager           Accounts     ($ millions)  Accounts      ($ millions)    Accounts        ($ millions)
  -----------------      ----------   -----------   ----------    -----------     --------         ----------
 Bill Gross                  33       131,472.13        20           7,160.26        63            39,414.09
 John B. Brynjolfsson        18        40,001.26        18           2,543.11        49            12,389.69
 Sudi Mariappa                9         9,357.48        44           5,385.04        81            12,232.93


Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.


Portfolio Manager Compensation
PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:
o 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;
o Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
o    Amount and nature of assets managed by the portfolio manager;
o Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
o Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
o Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
o    Contributions to asset retention, gathering and client satisfaction;
o    Contributions to mentoring, coaching and/or supervising; and
o    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

                        PZENA INVESTMENT MANAGEMENT, LLC
                               Classic Value Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are Richard S. Pzena, John P. Goetz and Antonio De Spirito, III.

OTHER ACCOUNTS MANAGED (As of August 31, 2006)
--------------------   -----------   ------------   --------------  ------------

In addition to the Fund Mr. Pzena managed 10 other registered investment companies, with $8.12 billon in total assets under management; 84 pooled investment vehicles other than registered investment companies, with $2.54 billon in total assets under management (of those 84 pooled investment vehicles, 1 account with total assets under management of $36.9 million charge a performance fee); and 318 other accounts, with $8.42 billon total assets under management (of those 318 other accounts, 11 accounts with total assets under management of $1,776.5 million charge performance fees).

In addition to the Fund Mr. Goetz managed 12 other registered investment companies, with $8.15 billon in total assets under management; 91 pooled investment vehicles other than registered investment companies, with $3.26 billon in total assets under management (of those 91 pooled investment vehicles, 1 account with total assets under management of $36.9 million charge a performance fee); and 320 other accounts, with $8.55 billon total assets under management (of those 320 other accounts, 11 accounts with total assets under management of $1,776.5 million charge performance fees).

In addition to the Fund Mr. Despirito managed 9 other registered investment companies, with $8.1 billon in total assets under management; 4 pooled investment vehicles other than registered investment companies, with $911 million in total assets under management (of those 4 pooled investment vehicles, 0 charge a performance fee); and 100 other accounts, with $3.53 billon total assets under management (of those 100 other accounts, 7 accounts with $974.8 million total assets under management charge performance fees).

(1) Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of 8/31/06, the firm manages $23.2 billion in assets for 571 separate accounts under seven separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value, All-Cap Value, International Value and Global Value. Investment decisions for each strategy are made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. The specific investment team for the Large Cap Value strategy (which manages the Classic Value Trust) as of August 31, 2006 was as follows:

                 Richard S. Pzena John Goetz and Tony De Spirito

POTENTIAL CONFLICTS OF INTEREST

In Pzena Investment Management's view, conflicts of interest may arise in managing the Fund's portfolio investments, on the one hand, and the portfolios of Pzena Investment Management's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena Investment Management's policy or procedure for handling them. Although Pzena Investment Management has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises. The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena Investment Management seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena Investment Management has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, we may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having NASD restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena Investment Management determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena Investment Management will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena Investment Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena Investment Management may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other. Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena Investment Management has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Pzena Investment
Management's Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of Pzena Investment Management's full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by Pzena Investment Management, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person's contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of Pzena Investment Management's principals, affiliates or employees or their immediate family which are managed by Pzena Investment Management) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts' securities holdings may also pose certain conflicts. Pzena Investment Management has identified the following areas of concern: (1) Where Pzena Investment Management manages the assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more Accounts; (2) Where Pzena Investment Management manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where Pzena Investment Management had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. Pzena Investment Management's proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists. Pzena Investment Management manages some Accounts under performance based fee arrangements. Pzena Investment

Management recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena Investment Management generally requires portfolio decisions to be made on a product specific basis. Pzena Investment Management also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena Investment Management requires average pricing of all aggregated orders. Finally, Pzena Investment Management has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

STRUCTURE OF COMPENSATION.

Portfolio managers and other investment professionals at Pzena Investment Management are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena Investment Management avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy.

Ultimately, equity ownership is the primary tool used by Pzena Investment Management for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in Pzena Investment Management of each member of the investment team who makes investment decisions for the Classic Value Trust is as follows:

 Richard S. Pzena   Greater than 25% but less than 50%
 John P. Goetz      Greater than 10% but less than 25%
 Tony De Spirito    Less than 5%


OWNERSHIP OF TRUST SHARES. None of the Portfolio Managers of the Classic Value Trust own any shares of this portfolio.

                           RCM Capital Management LLC

                           Emerging Small Company Fund
                            Science & Technology Fund


                               Portfolio Managers

Emerging Small Company Fund: Thomas Ross and Louise Laufersweiler
Science & Technology Fund: Walter Price and Huachen Chen

                             Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the John Hancock Funds II that were managed by RCM Capital
Management LLC ("RCM") portfolio managers as of October 2, 2006, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance.


------------------ ------------- --------------- ------------ ------------ -------------- -----------------
                                                                           Other
                                                                           Registered      Other
                                                 Other         Other       Investment     Registered
Portfolio Manager  Other Pooled   Other Pooled   Accounts     Accounts     Cos            Investment cos
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
                   #              $              #             $           #               $
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Walter Price                  3   $ 70.90                 14   $181.20                13   $2,072.22
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Huachen Chen                  3   $ 70.90                 12   $167.20                13   $2,072.22
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Thomas Ross                   5   $193.36                 12   $346.50                 3   $  205.75
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Louise
Laufersweiler                 0   $ -                      6   $548.50                 1   $   60.05
------------------ ------------- --------------- ------------ ------------ -------------- -----------------

Description of Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

     o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

Pallas Investment Partners, L.P. ("Pallas") and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas
Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program. RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock  Appreciation  Rights. Key members of RCM's investment staff are allocated
Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

Securities Ownership

Emerging Small Company Fund
Thomas Ross-None
Louise Laufersweiler-None

                          RiverSource Investments, LLC

                            Mid Cap Value Equity Fund

The following information is as of August 31, 2006

-----------------------------------------------------------------------------------------------------------------------

                             Other Accounts Managed (excluding the fund)
-----------------------------------------------------------------------------------------------------------------------
                                                                            Ownership
                             Number                                        (of Shares of     Potential
                             and type      Approximate       Performance    Mid Cap Value    Conflicts   Structure of
Fund      Portfolio Manager  of account*   Total Net Assets  Based Accounts Equity Fund      of Interest Compensation
--------- ------------------ ------------- ----------------- -------------- ---------------- ----------- --------------

          Warren Spitz       6 RICs,       $12.9 B                          None

          Steve Schroll                                                     None
                             1 PIV         $0.14B            5 RICs                             (1)           (2)
          Laton Spahr                                        ($12.8 B)      None
                             2 Others      $0.11B
          Paul Stocking(b)                                                  None
-----------------------------------------------------------------------------------------------------------------------


* RIC refers to a Registered Investment Company; PIV refers to a Polled Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Stocking began managing the fund August. 1, 2006, therefore reporting information is as of August. 31, 2006.


Potential Conflicts of Interest

(1) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicles whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee.
Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

Structure of Compensation

(2) Portfolio manager  compensation is typically comprised of (i) a base salary,
(ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three year) pre-tax performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

                     SSgA FUNDS MANAGEMENT, INC. ("SSgA FM")
                         International Equity Index Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

The Fund is managed by the Global Structured  Products Team.  Portfolio managers
Jeffrey  Beach  and  Thomas   Coleman   jointly  and  primarily  have  the  most
responsibility for the day-to-day management of the Fund.

Other Accounts Managed as of August 31, 2006:

-------------------- --------------------- --------- ---------------------- ----------- -------------------- ---------
                     Registered Inv.
Porfolio Mgr*        Company                         Pooled Accounts                    Other Accounts
-------------------- --------------------- --------- ---------------------- ----------- -------------------- ---------
Team managed         AUM (Billions)          $28.32  AUM (Billions)            $264.08  AUM (Billions)         $86.83
                     --------------------- --------- ---------------------- ----------- -------------------- ---------
                     #accounts                 44**  #accounts                   384**  #accounts               106**
-------------------- --------------------- --------- ---------------------- ----------- -------------------- ---------

*Please note that our passive assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM.
**There are no account assets based upon performance.



POTENTIAL CONFLICTS OF INTEREST

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

DESCRIPTION OF COMPENSATION STRUCTURE

The compensation of SSgA's FM investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliate State Street Global Advisors. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

                        SUSTAINABLE GROWTH ADVISERS, L.P.
                         U.S. Global Leaders Growth Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
Gordon M. Marchand owns approximately $200,000 of the U.S. Global Leaders Growth Fund and Robert L. Rohn owns approximately $40,000 of the U.S. Global Leaders Growth Fund.

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

Gordon Marchand,  George Fraise and Robert Rohn served as portfolio managers for
(i) 6 registered investment companies with approximately $3.0 billion in total net assets, (ii) 4 wrap programs with approximately $43 million in total net assets, and 3 other accounts with approximately $22 million in total net assets. None of these accounts have performance based advisory fees.

POTENTIAL CONFLICTS OF INTEREST

Each of the accounts managed by Messrs. Marchand, Fraise and Rohn have only one investment strategy - U.S. large cap growth equity.

While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows. Sustainable Growth Advisers has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

DESCRIPTION OF COMPENSATION STRUCTURE

Sustainable Growth Advisers, LP is wholly by its associates. All equity participants including the firm's three Principals/Portfolio managers are compensated based on the net profits of the firm.

                        TEMPLETON GLOBAL ADVISORS LIMITED
                                   Global Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August  31, 2006):
None

OTHER MANAGED ACCOUNTS (As of  August 31, 2006)

Messrs. Everett and Murchison and Ms. Myers managed the following other accounts:


----------------------------------- ---------------- --------------------- ----------------------------------------------
Name of Portfolio Manager           Type of                 Number         Total Assets Managed in
                                    Account                                Account (US MIL) 8/31/06
----------------------------------- ---------------- --------------------- ----------------------------------------------
Jeffrey A. Everett                  Registered                5                              $59,096.4
                                    Investment
                                    Company
----------------------------------- ---------------- --------------------- ----------------------------------------------
                                    Other Pooled
                                    Investments               10                             $16,060.2
----------------------------------- ---------------- --------------------- ----------------------------------------------
                                    Other Accounts            9                              $1,798.9
----------------------------------- ---------------- --------------------- ----------------------------------------------
Murdo Murchinson, CFA               Registered
                                    Investment
                                    Company                   6                              $62,159.6
----------------------------------- ---------------- --------------------- ----------------------------------------------
                                    Other Pooled
                                    Investments               5                              $2,879.8
----------------------------------- ---------------- --------------------- ----------------------------------------------
                                    Other Accounts            8                              $1,847.3
----------------------------------- ---------------- --------------------- ----------------------------------------------
Lisa Myers, JD, CFA                 Registered
                                    Investment
                                    Company                   5                              $59,096.4
----------------------------------- ---------------- --------------------- ----------------------------------------------
                                    Other Pooled
                                    Investments               8                              $2,879.8
----------------------------------- ---------------- --------------------- ----------------------------------------------
                                    Other Accounts            11                             $1,847.3
----------------------------------- ---------------- --------------------- ----------------------------------------------

None of these accounts pay a performance based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Global Advisors Limited seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located anywhere in the world. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, fund holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary Each portfolio manager is paid a base salary.

     Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     o Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     o Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     o Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

                       TEMPLETON INVESTMENT COUNSEL, INC.
                          International Small Cap Fund
                            International Value Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of  August 31, 2006)

Tucker Scott, Cindy Sweeting, Peter Nori and Neil Devlin managed the following other accounts:

----------------------------------- ------------------- ----------------------------------- -----------------------------
Name of Portfolio Manager           Type of                      Number                     Total Assets Managed in
                                    Account                                                 Account (US MIL) 8/31/06
----------------------------------- ------------------- ----------------------------------- -----------------------------
Tucker Scott, CFA                   Registered                          11                            $9,264.6
                                    Investment
                                    Company
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Pooled
                                    Investments                          4                            $1,424.2
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Accounts                      18                            $3,183.4
----------------------------------- ------------------- ----------------------------------- -----------------------------
Cindy Sweeting, CFA                 Registered
                                    Investment
                                    Company                              6                            $9,880.6
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Pooled
                                    Investments                          1                              $126.5
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Accounts                      22                            $3.575.8
----------------------------------- ------------------- ----------------------------------- -----------------------------
Peter Nori, CFA                     Registered
                                    Investment
                                    Company                              6                           $10,610.9
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Pooled
                                    Investments                          4                            $1,186.7
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Accounts                      26                            $4,729.4
----------------------------------- ------------------- ----------------------------------- -----------------------------
Neil Devlin                         Registered
                                    Investment
                                    Company                              1                            $2,767.1
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Pooled
                                    Investments                         10                           $10,098.6
----------------------------------- ------------------- ----------------------------------- -----------------------------
                                    Other Accounts                       1                               $80.8
----------------------------------- ------------------- ----------------------------------- -----------------------------

None of these accounts pay a performance based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Investment Counsel LLC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, fund holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE


Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary Each portfolio manager is paid a base salary.

     Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     o Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     o Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     o Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

                         T. Rowe Price Associates, Inc.

                              Blue Chip Growth Fund
                               Equity-Income Fund
                        Health Sciences Fund (not active)
                             Real Estate Equity Fund
                     Science & Technology Fund (not active)
                            Small Company Value Fund
                              Spectrum Income Fund

As of August 31, 2006, the portfolio managers managed the following accounts.

                                                        NUMBER OF                 TOTAL
 Preston G. Athey, CFA, CIC                             Accounts
 Small Company Value Fund                                                         Assets*
                                                                               (in millions)
 >> registered investment companies: .............          7                    $6,973.6
                                                    ---------------------    -----------------
 >> other pooled investment vehicles:.............          3                       $39.9
                                                    ---------------------    -----------------
 >> other accounts:...............................          8                      $704.2
                                                    ---------------------    -----------------


                                                        NUMBER OF                 TOTAL
 Kris H. Jenner M.D., D. Phil                           Accounts
 Health Sciences Fund                                                           Assets*
                                                                             (in millions)
 >> registered investment companies: .............          4                    $2,058.7
                                                    ---------------------    -----------------
 >> other pooled investment vehicles:.............          3                     $314.5
                                                    ---------------------    -----------------
 >> other accounts:...............................          1                      $24.9
                                                    ---------------------    -----------------


                                                        NUMBER OF                 TOTAL
 Larry J. Puglia, CFA, CPA                              Accounts
 Blue Chip Growth Fund                                                          Assets*
                                                                             (in millions)
 >> registered investment companies: .............       11                   $12,976.6

                                                    ---------------------    -----------------
 >> other pooled investment vehicles:.............        3                       $614.1
                                                    ---------------------    -----------------
 >> other accounts:...............................       13                     $1,286.8
                                                    ---------------------    -----------------

                                                        NUMBER OF                 TOTAL
 Brian C. Rogers, CFA, CIC                              Accounts                  Assets*
 Equity-Income Fund                                                             (in millions)
 Spectrum Income Fund
 >> registered investment companies: .............       14                      $27,831.0
                                                    ---------------------    -----------------
 >> other pooled investment vehicles:.............        1                         $485.4
                                                    ---------------------    -----------------
 >> other accounts:...............................       17                       $1,476.
                                                    ---------------------    -----------------


                                                        NUMBER OF                 TOTAL
 Michael F. Sola, CFA                                   Accounts
 Science & Technology Fund                                                        Assets*
                                                                                (in millions)
 >> registered investment companies: .............        3                       $3,915.0
                                                    ---------------------    -----------------
 >> other pooled investment vehicles:.............        0                              0
                                                    ---------------------    -----------------
 >> other accounts:...............................        0                              0
                                                    ---------------------    -----------------


                                                        NUMBER OF                 TOTAL
 David M. Lee, CFA                                      Accounts
 Real Estate Equity Fund                                                          Assets*
                                                                                (in millions)
 >> registered investment companies: .............        3                       $2,224.0
                                                    ---------------------    -----------------
 >> other pooled investment vehicles:.............        0                              0
                                                    ---------------------    -----------------
  >> other accounts:...............................       0                              0
                                                    ---------------------    -----------------


                                                        NUMBER OF                 TOTAL
 Edmund M. Notzon, III                                  Accounts                  Assets**
 Spectrum Income Fund                                                           (in millions)

 >> registered investment companies: .............       23                      $26,168.9

 >> other pooled investment vehicles:.............       55                       $2,666.4

 >> other accounts:...............................       22                       $2,504.9

                                                        NUMBER OF                 TOTAL
 Daniel O. Shackelford                                  Accounts                  Assets*
 Spectrum Income Fund                                                           (in millions)

 >> registered investment companies: .............        6               $4,556,720,416

 >> other pooled investment vehicles:.............        0                            0

 >> other accounts:...............................        6               $1,545,277,260



                                                        NUMBER OF                 TOTAL
 Mark J. Vaselkiv                                       Accounts                  Assets*
 Spectrum Income Fund                                                           (in millions)

 >> registered investment companies: .............       10                       $4,587.2

 >> other pooled investment vehicles:.............        7                       $2,562.0

 >> other accounts:...............................       13                       $1,660.0


                                                        NUMBER OF                 TOTAL
 Ian Kelson                                             Accounts                  Assets*
 Spectrum Income Fund                                                           (in millions)

 >> registered investment companies: .............        4                       $2,456.3

 >> other pooled investment vehicles:.............        4                         $372.4

 >> other accounts:...............................        2                          $45.7


                                                        NUMBER OF                 TOTAL
 Connie Bavely                                          Accounts                  Assets*
 Spectrum Income Fund                                                           (in millions)

 >> registered investment companies: .............            6                   $1,505.3

 >> other pooled investment vehicles:.............            0                        0

 >> other accounts:...............................            1                     $218.1


*Total assets are based on T. Rowe Price internal records as of August 31, 2006. **Includes assets of underlying registered investment companies and other portfolios in fund-of-funds where Mr. Notzon is the lead portfolio manager.

Please be advised that the portfolio managers named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Funds' investments and the investments of the other account(s) included this response.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation", T. Rowe Price portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio Manager Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio managers.

Ownership of Shares of Trust Portfolios Managed. None of the portfolio managers beneficially own any shares of the Trust portfolios managed by the portfolio manager.

                           UBS GLOBAL ASSET MANAGEMENT

                             Global Allocation Fund
                                 Large Cap Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)


                                                 Registered Investment        Other Pooled
Portfolio Manager (Funds managed)                      Companies           Investment Vehicles        Other Accounts
--------------------------------                 ---------------------     -------------------        --------------
                                                            Assets                   Assets                   Assets
                                                            Managed                  Managed                  Managed
                                                            (in                      (in                      (in
                                                  Number    millions)     Number     millions)     Number     millions)
John C. Leonard (Large Cap Fund)                    14        $2,701        71       $18,718(1)      14       $1,703(2)

Thomas M. Cole (Large Cap Fund)                     14        $2,701        71       $18,718(1)      17       $1,701(2)

Thomas Digenan (Large Cap Fund)                     14        $2,701        71       $18,718(1)      20       $1,698(2)

Scott Hazen (Large Cap Fund)                        14        $2,701        71       $18,718(1)      10       $1,696(2)

Brian Singer (Global Allocation Fund)               7         $8,466        10       $8,838(3)       28       $3,073

(1) Three of these accounts with approximately $2 billion has an advisory fee based upon the performance of the account
(2) One of these accounts with approximately with $249 million has an advisory fee based upon the performance of the account.
(3) One of these accounts with approximately with $184 million has an advisory fee based upon the performance of the account.


POTENTIAL CONFLICTS OF INTEREST
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

DESCRIPTION OF COMPENSATION STRUCTURE
The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

 o Competitive salary, benchmarked to maintain competitive compensation opportunities.
 o  Annual bonus, tied to individual contributions and investment performance.
 o  UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

UBS AG equity. Senior investment professionals, including each portfolio manager, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

                               UST Advisers, Inc.
                           Value & Restructuring Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None


OTHER MANAGED ACCOUNTS (August 31, 2006 date)

Fund Manager             Registered                                                                 Total
                         Investment  Assets        Pooled       Assets                  Assets      Assets
                         Company     Managed       Investment   Managed     Other       Managed     Managed
                         Accounts    ($millions)*  Vehicles     ($millions) Accounts    ($millions) ($millions)
------------             ----------  ------------  ----------   ----------- --------    ----------- -----------
David J. Williams, CFA        2          $7,302.0      0              $0.0   246        $1,146.0     8,448.0
Timothy Evnin                 3          $7,535.0      0              $0.0   255          $781.5     8,316.4
John McDermott, CFA           3          $7,535.0      0              $0.0   136          $310.4     7,845.3


*UST Advisers, Inc. is a wholly-owned subsidiary of United States Trust Company, National Association. The Portfolio Managers are dual employees of UST Advisers and of its parent, United States Trust Company, National Association (Collectively known as the "Adviser").

** Mr. Williams is primarily responsible for the day-to-day management of the Excelsior Value & Restructuring Fund's Portfolio. He has served as the Fund's Portfolio manager or co-manager since the Fund's inception in 1992. Mr. Evnin has co-managed the Fund since 2002, and Mr. McDermott joined as a co-manager of the Fund in July 2005.

***Mr. Evnin and Mr. McDermott have co-managed the Excelsior Mid Cap Value & Restructuring Fund, valued at $350.6 million, since August 2000.

DESCRIPTION OF COMPENSATION STRUCTURE

Each Portfolio Manager receives compensation from the Adviser in connection with his management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser's senior management for asset management and human resources (for ease of reference, the "Compensation Committee") based upon a number of factors, including the Portfolio Manager's experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his base salary. For each Portfolio Manager the bonus may consist of two components. The first component is a discretionary component ("Discretionary Bonus") determined as a percentage of the Portfolio Manager's base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser's profitability, the size of the eligible bonus pool and the Portfolio Manager's experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of the Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus ("Performance Bonus"). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the "Bonus Accounts") as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

-------------------------------------------------------------------------------------------------------------
Portfolio Manager                  Bonus Account(s)                          Index Benchmark(s)
-------------------------------------------------------------------------------------------------------------
David J. Williams     Excelsior Value & Restructuring Fund      Lipper Multi-Cap Core Equity Funds Average
-------------------------------------------------------------------------------------------------------------
Timothy Evnin         Excelsior Mid Cap Value Fund              Lipper Mid-Cap Core Equity Funds Average
-------------------------------------------------------------------------------------------------------------
John McDermott        Excelsior Mid Cap Value Fund              Lipper Mid-Cap Core Equity Funds Average
-------------------------------------------------------------------------------------------------------------

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a "target bonus factor", which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager's responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor - and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager's total assets under management. The schedule's asset ranges and multiples are determined at the discretion of the Compensation Committee.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Mr. Evnin and McDermott, the Fund does not serve as the Bonus Account for determining the amount of their Performance Bonus. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, they may have an incentive to favor their Bonus Account to the disadvantage of his other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser's profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Adviser than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                          Investment Quality Bond Fund
                               Mid Cap Stock Fund
                             Natural Resources Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

The following tables show information regarding other accounts managed by the portfolio manager:

Richard T. Crawford, II, portfolio manager for the Investment Quality Bond Fund.

TABLE HEADINGS NEED TO BE ADJUSTED FOR ALL PMs.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                          Assets
              Number of        Assets          Number of         (in $       Number of           (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts          millions)*
              ---------   ----------------     ---------       ----------    ---------         ----------
 All Accounts     6            791.4               6             691.4          20               774.9

 Accounts where advisory
  fee is based on account
  performance (Subset of
  above)          0              0                 0               0             2               626.8

* Assets are rounded to the nearest one hundred thousand dollars.

Christopher L. Gootkind, portfolio manager for the Investment Quality Bond Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                          Assets
              Number of        Assets          Number of         (in $       Number of           (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts          millions)*
              ---------   ----------------     ---------       ----------    ---------         ----------
 All Accounts     7         19,344.1               0               0             6                 2.5

 Accounts where advisory
  fee is based on account
  performance (Subset of
  above)          2         14,878.1               0               0             0                 0


* Assets are rounded to the nearest one hundred thousand dollars.

Thomas L. Pappas, portfolio manager for the Investment Quality Bond Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     2         23,604.8               3             970.7          37            10,903.2

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             0                 0


* Assets are rounded to the nearest one hundred thousand dollars.

Mario E. Abularach, portfolio manager for the Mid Cap Stock Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     9          5,438.0               2              88.0          11               676.0

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             1               150.2


* Assets are rounded to the nearest one hundred thousand dollars.

Michael T. Carmen, portfolio manager for the Mid Cap Stock Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     5          3,510.0               9             616.8          16               221.6

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0.0               4             304.3           0                 0.0

* Assets are rounded to the nearest one hundred thousand dollars.

Karl E. Bandtel, portfolio manager for the Natural Resources Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     4         10,257.1              19            9,840.9         20               517.4

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 8            5,427.1          0                 0


* Assets are rounded to the nearest one hundred thousand dollars.

James A. Bevilacqua, portfolio manager for the Natural Resources Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     4         10,257.1              19            9840.9          17               486.3

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 8           5,427.1           0                 0


* Assets are rounded to the nearest one hundred thousand dollars.

Mario E. Abularach, portfolio manager for the Small Cap Growth Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts    10          5,738.9               2              88.0          11               676.0

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             1               150.2

* Assets are rounded to the nearest one hundred thousand dollars.

Steven C. Angeli, portfolio manager for the Small Cap Growth Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                               Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     6          2,046.1               4             140.8          31             1,121.2

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             1               150.2


* Assets are rounded to the nearest one hundred thousand dollars.

Stephen Mortimer, portfolio manager for the Small Cap Growth Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     8          3,538.1               1              86.4          14               640.7

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             1               150.2


* Assets are rounded to the nearest one hundred thousand dollars.

Timothy T. McCormack, portfolio manager for the Small Cap Value Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     7            929.5               3             210.8          30               962.0

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             1                62.6

* Assets are rounded to the nearest one hundred thousand dollars.

Stephen T. O'Brien, portfolio manager for the Small Cap Value Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     7            929.5               3             210.8          24               969.9

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             1                62.6


* Assets are rounded to the nearest one hundred thousand dollars.

Shaun F. Pedersen, portfolio manager for the Small Cap Value Fund.

                                           OTHER POOLED INVESTMENT
            OTHER REGISTERED INVESTMENT COMPANIES                     VEHICLES              OTHER ACCOUNTS
 ---------------------------------------------------------      -----------------------     ----------------
                                                                Assets                         Assets
              Number of        Assets          Number of         (in $       Number of          (in $
              Accounts     (in $ millions)*    Accounts        millions)*    Accounts         millions)*
              ---------   ----------------     ---------       ----------    ---------        ----------
 All Accounts     7            929.5               3             210.8          18               961.4

 Accounts where advisory
    fee is based on account
    performance (Subset of
    above)        0              0                 0               0             1                62.6


* Assets are rounded to the nearest one hundred thousand dollars.

POTENTIAL CONFLICTS OF INTEREST

Individual Investment Professionals at Wellington Management manage multiple funds for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage funds in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment

Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Bandtel, Bevilacqua and Carmen also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

DESCRIPTION OF COMPENSATION STRUCTURE

Each Fund pays Wellington Management a fee based on the assets under management of the Funds as set forth in an Investment Sub-Advisory Agreement between Wellington Management and the Adviser with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the each Fund. The following information relates to the fiscal year ended August 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other fund managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the relevant Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Fixed income Investment Professionals' incentives on the relevant Fund are based solely on the revenues earned by Wellington Management, and are not directly linked to the performance of the account. Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli, Bandtel, Bevilacqua, Carmen, O'Brien, and Pappas are partners of Wellington Management.

 FUND                          INCENTIVE BENCHMARK(S) / PEER GROUPS
 ------------------            ------------------------------------
 Mid Cap Stock Fund            Russell Mid Cap Growth Index/ Lipper Mid Cap
                               Growth Average

 Natural Resources Fund        MSCI S&P World Energy Index/MSCI S&P World Metals
                               & Mining Index/MSCI S&P World Paper, Forest
                               Products Index

 Small Cap Growth Fund         Russell 2000 Growth Index

 Small Cap Value Fund          Russell 2000 Value Index

 Investment Quality Bond Fund  Not Applicable

                     WELLS CAPITAL MANAGEMENT, INCORPORATED
                                ("WELLS CAPITAL")

                                 Core Bond Fund
                            U.S. High Yield Bond Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2004)

Core Bond Fund

Mr. Stevens served as portfolio manager for (i) 9 registered investment companies with approximately $5.7 billion in total net assets, (ii) 3 other pooled investment vehicles with approximately $1.0 billion in total net assets, and approximately 46 other accounts with approximately $8.4 billion in total net assets.

Ms. Chandoha served as portfolio managers for (i) 8 registered investment companies with approximately $5.2 billion in total net assets, (ii) 3 other pooled investment vehicles with approximately $1.0 billion in total net assets, and approximately 43 other accounts with approximately $8.4 billion in total net assets.

U.S. High Yield Bond Fund

Roger Wittlin served as portfolio managers for (i) 3 registered investment companies with approximately $696.1 million in total net assets, (ii) 4 other pooled investment vehicles with approximately $836.5 million in total net assets, and approximately 23 other accounts with approximately $1.2 billion in total net assets.

Phil Susser served as portfolio managers for (i) 3 registered investment companies with approximately $696.1 million in total net assets, (ii) 4 other pooled investment vehicles with approximately $836.5 million in total net assets, and approximately 27 other accounts with approximately $1.2 billion in total net assets.


POTENTIAL CONFLICTS OF INTEREST

As an investment adviser, Wells Capital has fiduciary responsibilities to act in the best interests of its clients. Such duties include: reasonable and independent basis for its investment advice, seeking best price execution for clients' securities transactions, ensuring that the investment advice is suitable to the client's objectives, and refraining from engaging in personal securities transactions inconsistent with client interests.

Wells Capital has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

All of the accounts managed by the portfolio managers of the U.S. High Yield Bond Fund seek to maximize total return with a high level of current income in below investment-grade bonds. The process is bottom-up with a focus on credit analysis of individual securities rated primarily below BBB. The objective is to outperform the Merrill Lynch U.S. High Yield Master II Index. All client accounts are managed similarly in the Sutter High Yield strategy. Fund holdings and performance results between small and large account sizes are very similar but will differ slightly. Return and fund holding dispersion may occur due to slight security allocation imperfections, the "ramping-up" of new clients, and other account- specific considerations. No dispersion exists from individual portfolio manager decisions as all funds are executed on a team approach and are executed across all accounts based on suitability.

All of the  accounts  managed by the  portfolio  managers  of the Core Bond Fund utilize a bottom up security selection process to identify investment opportunities from a universe of high-grade liquid bonds. The manager employs a broad array of fixed income securities, including U.S. Government, corporate, mortgage-backed and asset-backed securities and CMOs in the investment process. To minimize dispersion among accounts, and to the extent possible, securities or types of securities purchased or sold are allocated across all the accounts by their respective asset sizes. Nonetheless, changing or significantly different fund sizes can produce some dispersion.

Wells Capital has adopted fixed income compliance procedures and policies to manage potential conflicts of interest such as allocation of investment opportunities. No advisory account will be favored over any other advisory account. Investment opportunities within a strategy generally are allocated pro-rata, either based on an individual security or groupings of similar securities, subject to investment guidelines and overall risk targets. Allocations of individual securities and security types between investment strategies generally are based on meeting targeted risk objectives. Trades frequently are made to rebalance funds that have experienced cash flows and are not allocated pro-rata.

DESCRIPTION OF COMPENSATION STRUCTURE

Wells Capital Management has a comprehensive and competitive compensation program. Wells Capital Management surveys our industry annually to reassess the standing of critical components including salary points, cash bonus incentives, and deferred compensation. Wells Capital Management custom tailors personal scorecards to measure positive contributions to relative investment results. Well Capital Management presets ranges so incentive opportunities are known and measured continually. Wells Capital Management may additionally utilize "revenue share" programs to reward outstanding performance and to retain outstanding people.

Compensation for portfolio managers is focused on annual and historical investment performance as compared to the fund's objectives, contribution to client retention and business relationships, and asset growth. Research analysts are also evaluated based on the performance of the sectors that they cover in the fund and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' funds as measured by the performance metrics described here.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients' and provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program that helps to retain and attract the caliber of investment talent that we believe characterizes Wells Capital Management's investment teams.

                        Western Asset Management Company
                                ("Western Asset")

                                 High Yield Fund
                               Strategic Bond Fund
                         U.S. Government Securities Fund

Portfolio Managers

                                 High Yield Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds manages the portfolio.

                               Strategic Bond Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew C. Duda, manages the portfolio.

                         U.S. Government Securities Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Ron Mass and Fredrick Marki manages the portfolio.

Other Accounts

As of June 30, 2006, in addition to the High Yield, Strategic Bond and U.S. Government Securities Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:


Michael C. Buchanan

--------------------------- ---------------- --------------------- --------------------- --------------------
                                                                    Number of Accounts   Assets Managed for
                               Number of                            Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
     Type of Account            Managed      Total Assets Managed   Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment             17            7,232,393,768               0                     0
Companies
--------------------------- ---------------- --------------------- --------------------- --------------------
Other pooled investment            2            2,168,784,365               0                     0
vehicles
--------------------------- ---------------- --------------------- --------------------- --------------------
Other accounts                    11            1,181,227,644               0                     0
--------------------------- ---------------- --------------------- --------------------- --------------------

Matthew C. Duda

--------------------------- ---------------- --------------------- --------------------- --------------------
                                                                    Number of Accounts   Assets Managed for
                               Number of                            Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
     Type of Account            Managed      Total Assets Managed   Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment              5             705,222,787                0                     0
Companies
--------------------------- ---------------- --------------------- --------------------- --------------------
Other pooled investment            3            1,877,802,296               0                     0
vehicles
--------------------------- ---------------- --------------------- --------------------- --------------------
Other accounts                     4             368,357,457                1                $12,689,770
--------------------------- ---------------- --------------------- --------------------- --------------------

Ian R. Edmonds

--------------------------- ---------------- --------------------- --------------------- --------------------
                                                                    Number of Accounts   Assets Managed for
                               Number of                            Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
     Type of Account            Managed      Total Assets Managed   Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment              0                  0                     0                     0
Companies
---------------------------- --------------- --------------------- --------------------- --------------------
Other pooled investment            0                  0                     0                     0
vehicles
---------------------------- --------------- --------------------- --------------------- --------------------
Other accounts                     1             114,069,003                0                     0
---------------------------- --------------- --------------------- --------------------- --------------------


Keith J. Gardner

--------------------------- ---------------- --------------------- --------------------- --------------------
                                                                    Number of Accounts   Assets Managed for
                               Number of                            Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
     Type of Account            Managed      Total Assets Managed   Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment              5             705,222,787                0                     0
Companies
--------------------------- ---------------- --------------------- --------------------- --------------------
Other pooled investment            3            1,877,802,296               0                     0
vehicles
--------------------------- ---------------- --------------------- --------------------- --------------------
Other accounts                     4             368,357,457                1                $12,689,770
--------------------------- ---------------- --------------------- --------------------- --------------------


S. Kenneth Leech

--------------------------- --------------- ---------------------- -------------------- ---------------------
                                                                    Number of Accounts   Assets Managed for
                               Number of                            Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
     Type of Account            Managed      Total Assets Managed   Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment             90           42,387,766,585               0                    0
Companies
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other pooled investment           20           21,883,056,264               0                    0
vehicles
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other accounts                   886           215,592,136,523             48              13,452,273,934
--------------------------- --------------- ---------------------- -------------------- ---------------------


Mark Lindbloom

--------------------------- ---------------- --------------------- --------------------- --------------------
                                                                    Number of Accounts   Assets Managed for
                               Number of                            Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
     Type of Account            Managed      Total Assets Managed   Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment              7            2,919,610,772               0                     0
Companies
--------------------------- ---------------- --------------------- --------------------- --------------------
Other pooled investment            0                  0                     0                     0
vehicles
--------------------------- ---------------- --------------------- --------------------- --------------------
Other accounts                    24            3,890,685,723               2                966,687,099
--------------------------- ---------------- --------------------- --------------------- --------------------

Frederick Marki

--------------------------- ---------------- --------------------- --------------------- --------------------
     Type of Account           Number of     Total Assets Managed   Number of Accounts   Assets Managed for
                                                                    Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
                                Managed                             Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment              0                  0                     0                     0
Companies
--------------------------- ---------------- --------------------- --------------------- --------------------
Other pooled investment            0                  0                     0                     0
vehicles
--------------------------- ---------------- --------------------- --------------------- --------------------
Other accounts                     3            1,319,207,686               1               1,200,471,322
--------------------------- ---------------- --------------------- --------------------- --------------------


Ronald D. Mass

--------------------------- ---------------- --------------------- --------------------- --------------------
     Type of Account           Number of     Total Assets Managed   Number of Accounts   Assets Managed for
                                                                    Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
                                Managed                             Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment              1             166,472,600                0                     0
Companies
--------------------------- ---------------- --------------------- --------------------- --------------------
Other pooled investment            0                  0                     0                     0
vehicles
--------------------------- ---------------- --------------------- --------------------- --------------------
Other accounts                    10            5,031,193,698               3               1,055,431,081
--------------------------- ---------------- --------------------- --------------------- --------------------


Timothy J. Settel

---------------------------- --------------- -------------------- --------------------- ---------------------
     Type of Account           Number of     Total Assets Managed   Number of Accounts   Assets Managed for
                                                                    Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
                                Managed                             Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment              0                  0                    0
Companies
---------------------------- --------------- -------------------- --------------------- ---------------------
Other pooled investment            0                  0                    0                     0
vehicles
---------------------------- --------------- -------------------- --------------------- ---------------------
Other accounts                     0                  0                    0                     0
---------------------------- --------------- -------------------- --------------------- ---------------------

Stephen A. Walsh

--------------------------- ---------------- --------------------- --------------------- --------------------
     Type of Account           Number of     Total Assets Managed   Number of Accounts   Assets Managed for
                                                                    Managed for which    which Advisory Fee
                               Accounts                              Advisory Fee is             is
                                Managed                             Performance-Based     Performance-Based
--------------------------- ---------------- --------------------- --------------------- --------------------
Registered Investment             90           42,387,766,585               0                    0
Companies
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other pooled investment           20           21,883,056,264               0                    0
vehicles
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other accounts                   886           215,592,136,523             48              13,452,273,934
--------------------------- --------------- ---------------------- -------------------- ---------------------

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection.

Portfolio managers may be privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western Asset determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western Assets has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis. A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

Compensation of Portfolio Managers

With respect to the compensation of the portfolio managers, the Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadvisr, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of June 30, 2006:

 Portfolio Manager    Dollar Range of Portfolio Securities Beneficially Owned
 -----------------    -------------------------------------------------------

 Michael C. Buchanan                     None
 Matthew C. Duda                         None
 Ian R. Edmonds                          None
 Keith J. Gardner                        None
 S. Kenneth Leech                        None
 Mark Lindbloom                          None
 Frederick Marki                         None
 Ronald D. Mass                          None
 Timothy J. Settel                       None
 Stephen A. Walsh                        None

APPENDIX D

                                                                  September 2005

                              John Hancock Funds II
                             John Hancock Funds III
                      Proxy Voting Policies and Procedures



                                Table of Contents

I.       Delegation of Proxy Voting to Subadvisers
A.       Delegation
B.       Proxy Voting Policies and Procedures
C.       Underlying Funds

II.      Material Conflicts of Interest

III. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting Record. Disclosure of Proxy Voting Procedures
A. Disclosure of Procedures in the Statement of Additional Information of the Trust
B.       Disclosure in Annual and Semi-Annual Report
C.       Filing of Proxy Voting Record on Form N-PX

IV.      Annual Approval of Proxy Voting Policies and Procedures


                                      * * *

I.   Delegation of Proxy Voting to Subadvisers

A.   Delegation

     The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

B.   Proxy Voting Procedures

     Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

C.   Underlying Funds

     With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II.  Material Conflicts of Interest

     If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

     If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting Record. Disclosure of Proxy Voting Procedures

A. Disclosure of Policies and Procedures in the Statement of Additional Information

     The Trusts shall disclose in their Statements of Additional Information a summary of their Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trusts may instead include the actual Subadviser Proxy Voting Procedures in the Statements of Additional Information.)

B.   Disclosure in Annual and Semi-Annual Report

     The Trusts shall disclose in their annual and semi-annual shareholder reports that:

          a) a description of the Trusts' proxy voting policies and procedures and
          b) the Trusts' proxy voting record for the most recent 12 month period ending June 30th, are available:
               1. on the SEC's website,  and
               2. without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

C.   Filing of Proxy Voting Record on Form N-PX

     The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

IV.  Annual Approval of Proxy Voting Procedures

     The Trusts' proxy voting policies and procedures shall be re-approved by the Trusts' Boards of Trustees at least annually.

                           AIM Capital Management Inc.


                          PROXY POLICIES AND PROCEDURES
                          (As Amended October 1, 2005)

A.   Proxy Policies
     Each of A I M  Advisors,  Inc.,  A I M  Capital  Management,  Inc.  and AIM
     Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

  I. Boards Of Directors

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;
     o Attend less than 75 percent of the board and committee meetings without a valid excuse;
     o It is not clear that the director will be able to fulfill his function;o Implement or renew a dead-hand or modified dead-hand poison pill;
     o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;
     o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o Management's track record;
     o Portfolio manager's assessment;

     o Qualifications of director nominees (both slates);
     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
     o Background to the proxy contest.

 II. Independent Registered Public Accounting Firm

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:
     o It is not clear that the auditors will be able to fulfill their function;
     o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or
     o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs
     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.
     o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.
     o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.
     o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.
     o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
     o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV.  Corporate Matters
     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.
     o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.
     o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.
     o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

 V.  Shareholder Proposals
     Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.
     o We will generally abstain from shareholder social and environmental proposals.
     o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.
     o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.
     o We will generally vote for proposals to lower barriers to shareholder action.
     o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.  Other
     o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.
     o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.
     o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.
     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   Proxy Committee Procedures
     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.
     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider. In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:
1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.
2. AIM will not publicly announce its voting intentions and the reasons therefore.
3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   Business/Disaster Recovery
     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   Restrictions Affecting Voting
     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   Conflicts of Interest
     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.
     If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report. If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.
     F. Fund of Funds When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

 G.  Conflict In These Policies
     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                          American Century Investments

                              PROXY VOTING POLICIES

American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the "Adviser") are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.

General Principles

In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A.   Routine Matters

1.   Election of Directors
     a. Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

     b. Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     c. Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

     d. Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

     e. Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

2.   Ratification of Selection of Auditors
     The Adviser will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.


B.   Equity-Based Compensation Plans
     The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

     The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

     Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

     The Adviser will generally vote against the adoption of plans or plan amendments that:

     o provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);

     o reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

     o establish restriction periods shorter than three years for restricted stock grants;

     o do not reasonably associate awards to performance of the company; and

     o are excessively dilutive to the company.


C.   Anti-Takeover Proposals
     In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.


1.   Cumulative Voting
     The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.


2.   Staggered Board
     If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.


3.   "Blank Check" Preferred Stock
     Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock.
     However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.


4.   Elimination of Preemptive Rights
     When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

     While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.


5.   Non-targeted Share Repurchase
     A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.


6.   Increase in Authorized Common Stock
     The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.


7.   "Supermajority" Voting Provisions or Super Voting Share Classes
     A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.


8.   "Fair Price" Amendments
     This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.


9.   Limiting the Right to Call Special Shareholder Meetings.
     The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.  Poison Pills or Shareholder Rights Plans
     Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

     The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.

     We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.


11.  Golden Parachutes
     Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.


12.  Reincorporation
     Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

     We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.


13.  Confidential Voting
     Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

     Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

14.  Opting In or Out of State Takeover Laws
     State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.


C.   Other Matters

  1. Shareholder  Proposals  Involving  Social,  Moral or Ethical Matters

     The Adviser will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser's clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

     Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.


2.   Anti-Greenmail Proposals
     "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.


3.   Indemnification
     The Adviser will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.


4.   Non-Stock Incentive Plans
     Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.


5.   Director Tenure
     These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.


6.   Directors' Stock Options Plans
     The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.


7.   Director Share Ownership
     The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Adviser's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser's clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

          ************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Adviser's staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

                                Original 6/1/1989

                                Original 6/1/1989

                               Revised 12/05/1991

                                Revised 2/15/1997

                                Revised 8/1/1999

                                Revised 7/1/2003

                               Revised 12/13/2005

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                      Proxy Voting Policies and Procedures

     These  Proxy  Voting  Policies  and  Procedures  ("Policy")  for  BlackRock
Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

     When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.


------------------------------------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.






------------------------------------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I.   Scope of Committee Responsibilities
     The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

     The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

     While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time



------------------------------------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

     The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

     The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

     To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants,  and  other  institutional  investors.  The  services  provided  to
BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.








------------------------------------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II.  Special Circumstances

     Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

     Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

     Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

     As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

     Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

 o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

 o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.








------------------------------------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

     The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  #       VOTE and DESCRIPTION
--------------------------------------------------------------------------------
  A.1     FOR nominees for director of United States companies in
          uncontested elections, except for nominees who
                o  have missed at least two meetings and, as a result,
                   attended less than 75% of meetings of the Board of
                   Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
                o  voted to implement or renew a "dead-hand" poison pill
                o  ignored a shareholder proposal that was approved by
                   either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
                o| failed to act on takeover offers where the majority of the
                   shareholders have tendered their shares
                o  are corporate insiders who serve on the audit,
                   compensation or nominating committees or on a full
                   Board that does not have such committees composed
                   exclusively of independent directors
                o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
                o  sit on more than six boards of public companies
--------------------------------------------------------------------------------
  A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
  A.3     FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
  A.4     AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  A.5     AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
  A.6     FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
  A.7     FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
  A.8     FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
  A.9     AGAINST shareholder proposals seeking additional
          representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
  A.10    AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
  A.11    FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
  A.12    AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
  A.13    FOR proposals requiring a majority of independent directors on a
          Board of Directors
--------------------------------------------------------------------------------
  A.14    FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
  A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
  A.16    AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
  A.17    FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
  A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
  A.19    FOR proposals permitting shareholder ability to nominate
          directors directly
--------------------------------------------------------------------------------
  A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
  A.21    FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
  A.22    AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

     B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  B.1     FOR approval of independent auditors, except for
               auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
               on a case-by-case basis, auditors who in the Committee's
               opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
  B.2     FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
  B.3     FOR approving internal statutory auditors
--------------------------------------------------------------------------------
  B.4     FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

     C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  C.1     IN ACCORDANCE WITH THE RECOMMENDATION OF ISS
          on compensation plans if the ISS recommendation is based solely
          ----------------------------------------------------------------------
          on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
  C.2     FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
  C.3     AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
  C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
  C.5     AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
  C.6     FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
  C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
  C.8     AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
  C.9     FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
  C.10    AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
  C.11    AGAINST option plans or grants that apply to directors or
          employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
  C.12    FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

     D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
  D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
  D.3     FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
  D.4     FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
  D.5     FOR management proposals to denominate or authorize
          denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
  D.6     FOR proposals requiring a company to expense stock options
          (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

     E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  E.1     AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
  E.2     FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
  E.3     FOR proposals seeking to have poison pills submitted to
          shareholders for ratification
--------------------------------------------------------------------------------
  E.4     FOR management proposals to change the company's name
--------------------------------------------------------------------------------

     F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  F.1     AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
  F.2     FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
  F.3     FOR proposals concerning accepting or approving financial
          statements and statutory reports
--------------------------------------------------------------------------------
  F.4 FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
  F.5     FOR proposals approving the allocation of income and the
          dividend
--------------------------------------------------------------------------------
  F.6     FOR proposals seeking authorization to file required
          documents/other formalities
--------------------------------------------------------------------------------
  F.7     FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
  F.8     FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
  F.9     FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
  F.10    FOR proposals to permit "virtual" shareholder meetings over the
          Internet
--------------------------------------------------------------------------------
  F.11    AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

     G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  G.1     FOR nominees for director of mutual funds in uncontested
          elections, except for nominees who
               have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
               are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
               on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
  G.2     FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
  G.3     AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
  G.4     FOR proposals to establish a master-feeder structure or
          authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
  G.5     AGAINST a shareholder proposal for the establishment of a
          director ownership requirement
--------------------------------------------------------------------------------
  G.6     FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

     H. Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

--------------------------------------------------------------------------------
  H.1     AGAINST proposals seeking to have companies adopt
          international codes of conduct
--------------------------------------------------------------------------------
  H.2     AGAINST proposals seeking to have companies provide non-
          required reports on:
          |X|  environmental liabilities;
          |X|  bank lending policies;
          |X|  corporate political contributions or activities;
          |X|  alcohol advertising and efforts to discourage drinking by
                minors;
          |X|  costs and risk of doing business in any individual country;
          |X|   involvement in nuclear defense systems
--------------------------------------------------------------------------------
  H.3     AGAINST proposals requesting reports on Maquiladora
          operations or on CERES principles
--------------------------------------------------------------------------------
  H.4     AGAINST proposals seeking implementation of the CERES
          principles
--------------------------------------------------------------------------------

                                Notice to Clients

     BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.














------------------------------------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

               Concerning ClearBridge Advisors (1) (Clearbridge)
                      Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.
ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are

---------------------------
(1) ClearBridge Advisors comprises ClearBridge Advisors, LLC (formerly CAM North America, LLC), ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the name of Smith Barney Fund Management LLC and its affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                           Davis Selected Advisers, LP

                               ("Davis Advisors")
                      Proxy Voting Policies and Procedures

                           Amended as of June 2, 2006


Table of Contents

I.   Introduction
II.  Guiding Principles
III. Fiduciary Duties of Care and Loyalty
IV.  Detailed Proxy Voting Policies
V.   Ensuring Proxies are Voted
VI.  Identifying and Resolving Potential Conflicts of Interest
VII. Proxy Oversight Group
VIII.Shareholder Activism
IX. Obtaining Copies of Davis Advisors' Proxy Voting Policies and Procedures and/or How Proxies Were Voted
X.   Summary of Proxy Voting Policies and Procedures
XI.  Records
XII. Amendments
     Exhibit A, "Detailed Proxy Voting Policies"

I. Introduction
Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.


II. Guiding Principles
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, "Detailed Proxy Voting Policies" provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.


III. Fiduciary Duties of Care and Loyalty Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of "care" and "loyalty":

     (1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

     (2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to Davis Advisors' own interests.


IV. Detailed Proxy Voting Policies
Section II, "Guiding Principles" describe Davis Advisors' pre-determined proxy voting policies. Exhibit A, Detailed Proxy Voting Policies provides greater insight into specific factors which Davis Advisors may sometimes consider.


V. Ensuring Proxies are Voted
The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.

Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of Davis Advisors' responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors' contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.


Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

Practical Limitations Relating To Proxy Voting While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

Errors by Proxy Administrators. Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis' Advisors' control to prevent or correct.

Record of Voting
The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.



VI. Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest
A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients, Davis Advisors will consider:

     (1) Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

     (2) Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.


Identifying Potential Conflicts of Interest
The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. A conflict will be deemed material If (i) Davis Advisors' clients control more than 2 1/2% of the voting company's eligible vote; and (ii) more than 2 1/2% of Davis Advisors' assets under management are controlled by the voting company. If either part of this two part test is not met, then the conflict will be presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.


Resolving Potential Conflicts of Interest
The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1) Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;
(2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;
(3)  Davis Advisors may obtain guidance from an independent third party;
(4)  The potential conflict may be immaterial; or
(5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.


VII. Proxy Oversight Group
Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1)  Establishes,  amends,  and interprets proxy voting policies and procedures;
     and
(2)  Resolves conflicts of interest identified by the Compliance Department.


Composition of the Proxy Oversight Group
The following are the members of the Proxy Oversight Group. Davis Advisors':
(1) A Proxy Analyst as designated by the Chief Investment Officer from time to time;
(2)  Davis Advisors' Chief Compliance Officer; and
(3)  Davis Advisors' Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.


VIII. Shareholder Activism
Davis Advisors' fiduciary duties to its clients do not necessarily require Davis Advisors to become a "shareholder activist." As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors' clients.


IX. Obtaining Copies of Davis Advisors' Proxy Voting Policies and Procedures and/or How Proxies Were Voted
Davis Advisors' clients may obtain a copy of Davis Advisors' Proxy Voting Policies and Procedures and/or a record of how their own proxies were voted by writing to:
     Davis Selected Advisers, L.P.
     Attn: Chief Compliance Officer
     2949 East Elvira Road, Suite 101
     Tucson, Arizona, 85706

Information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds' website (http://www.davisfunds.com, http://www.selectedfunds.com, and http://www.clipperfund.com) and also on the SEC's website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.


X. Summary of Proxy Voting Policies and Procedures
Davis Advisors shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of Davis Advisors' Proxy Voting Policies and Procedures. This summary shall be included in Davis Advisors' Form ADV Part II, which is delivered to all new clients.


XI. Records
Davis Advisors' Chief Compliance Officer shall retain for the legally required periods the following records:
     (a) Copies of Davis Advisors' Proxy Voting Policies and Procedures and each amendment thereof;
     (b) Proxy statements received regarding client securities;
     (c) Records of votes Davis Advisors cast on behalf of clients;
     (d) Records of written client requests for proxy voting information and Davis Advisors' response; and
     (e) Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.


XII. Amendments
Davis Advisors' Proxy Oversight Group may amend these Proxy Voting Policies and Procedures from time to time. Clients shall be notified of material changes.

                                   Exhibit A
                          Davis Selected Advisers, L.P.
                         Detailed Proxy Voting Policies

                            As Amended: June 2, 2006

The Guiding Principles control Davis Advisors' Proxy Voting. Davis Advisors attempts to votes proxies in conformance with the Guiding Principles articulated in Section II of the Proxy Voting Policies and Procedures.

Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

I.       The Board of Directors
II.      Executive Compensation
III.     Tender Offer Defenses
IV.      Proxy Contests
V.       Proxy Contest Defenses
VI.      Auditors
VII.     Miscellaneous Governance Provisions
VIII.    State of Incorporation
IX.      Mergers and Corporate Restructuring
X.       Social and Environmental Issues
XI.      Capital Structure



                            I. The Board of Directors

A.   Voting on Director Nominees in Uncontested Elections

     (1) We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. In assessing a director's performance in selecting and evaluating management, the primary consideration is the company's long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles may include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

     (2) In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.
     (3) Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.
     (4) In voting on director nominees, we may also consider the following factors in order of importance:

     (i) long-term corporate performance:;
     (ii) nominee's business background and experience;
     (iii) nominee's investment in the company:
     (iv) nominee's ethical track record:
     (v) whether a poor record of long term performance resulted from poor management or from factors outside of managements control:
     (vi) corporate governance provisions and takeover activity (discussed in Sections III and IV):
     (vii) interlocking directorships: and
     (viii) other relevant information


B.   Majority Voting.

     We will generally vote for proposals that require a majority vote standard whereby directors must submit their resignation for consideration by the board of directors when they receive less than a majority of the vote cast.

     We will review on a case-by-case basis proposals that require directors to receive greater than a majority of the vote cast in order to remain on the board.

C.   Cumulative Voting.

     We may either support or vote against cumulative voting depending on the specific facts and circumstances.

B.   Classification/Declassification of the Board

     We generally vote against proposals to classify the board.

     We generally vote for proposals to repeal classified boards and to elect all directors annually.

                           II. Executive Compensation

A. Stock Options, Bonus Plans.

In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?
          o Performance below that of the S&P 500.
          o Performance below a pre-selected group of competitors.
          o Performance below the company's cost of equity capital.
     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies. We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

B.   Positive Compensation Practices.

Examples of the positive compensation practices we look for in both selecting companies and deciding how to cast our proxy votes include:

     (1)  A   high   proportion   of   compensation   derived   from   variable,
     performance-based incentives;
     (2) Incentive formulas that cut both ways , allowing for outsized pay for outsized performance but ensuring undersized pay when performance is poor;

     (3) Base salaries that are not excessive;
     (4) Company-wide stock-based compensation grants that are capped at reasonable levels to limit dilution;
     (5) Stock-based compensation that appropriately aligns management incentives with shareholders, with a strong preference for equity plans that have a cost-of-capital charge or escalating strike price feature as opposed to ordinary restricted stock or plain vanilla options;
     (6) Appropriate performance targets and metrics, spelled out in detail in advance of the performance period;
     (7) Full and clear disclosure of all forms of management compensation and stock ownership (including full listing of the dollar value of perquisites, value of CEO change of control and termination provisions, pensions, and detail on management's direct ownership of stock vs. option holdings, ideally presented in a format that is easy to compare and tally rather than tucked away in footnotes);
     (8) Compensation committee members with the experience and wherewithal to make the tough decisions that frequently need to be made in determining CEO compensation;
     (9) Policies that require executives to continue holding a meaningful portion of their equity compensation after vesting/exercise;
     (10) Appropriate cost allocation of charges for stock-based compensation;
     (11) Thoughtful evaluation of the present value tradeoff between options, restricted stock and other types of compensation; and
     (12) Compensation targets that do not seek to provide compensation above the median of the peer group for mediocre performance. We believe this has contributed to the unacceptably high rates of CEO pay inflation.


                           III. Tender Offer Defenses

A.   Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B.   Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote
requirement   embedded  in  the   provision  is  no  more  than  a  majority  of
disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.   Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.   Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.   Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F.   Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.   Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.   White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. Proxy Contests

A.   Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     o long-term financial performance of the target company relative to its industry
     o  management's track record
     o  background to the proxy contest
     o  qualifications of director nominees (both slates)
     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
     o  stock ownership positions

B.   Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.



                           V. Proxy Contest Defenses

A.   Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B.   Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.   Cumulative Voting

See discussion under "The Board of Directors".

D.   Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.   Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F.   Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.



VI.  Auditors

A.   Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,
     o Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits).


                    VII. Miscellaneous Governance Provisions

A.   Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B.   Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.   Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.


D.   Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E.   Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F.   Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G.   Director and Officer Indemnification and Liability Protection

Proposals   concerning  director  and  officer   indemnification  and  liability
protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H.   Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I.   Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.


J.   Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K.   Establish/Amend Nominee Qualifications

We  vote   case-by-case   on  proposals   that   establish  or  amend   director
qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

L.   Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

M.   OBRA-Related Compensation Proposals

o Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

o Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

N.   Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

O.   Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

P.   Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

Q.   401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

R.   Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.


We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.


We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

S.   Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.


We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. State of Incorporation

A.   Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.   Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.


                    IX. Mergers and Corporate Restructurings

A.   Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

     o   anticipated financial and operating benefits
     o   offer price (cost vs. premium)
     o   prospects of the combined companies
     o   how the deal was negotiated
     o   changes in corporate governance and their impact on shareholder rights

B.   Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.   Spin-offs
Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.   Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.   Liquidations
Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.   Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.   Changing Corporate Name

We will generally vote for changing the corporate name.


                       X. Social and Environmental Issues

Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

                              XI. Capital Structure

A.   Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote against the proposal.

B.   Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C.   Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D.   Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E.   Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F.   Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

     o Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
     o Change in Control - Will the transaction result in a change in control of the company?
     o Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.   Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.   Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders.
     o It is not designed to preserve the voting power of an insider or significant shareholder.

J.   Issue Stock for Use with Rights Plan
We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.   Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


We will generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L.   Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M.   Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes  on   proposals   to   implement  a  reverse   stock  split  that  do  not
proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.


N.   Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.


O.   Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

                      Declaration Management & Research LLC
                       Proxy Voting Policy and Procedures


Declaration Management & Research LLC ("Declaration") is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

I.   General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Chief Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.


II.  Process

     At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

     We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.


III. Conflicts of Interest

     We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security. We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships(1) or material personal/family relationships(2) with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Chief Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

     The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

     Declaration is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a public company. It is our general policy not to acquire or hold MFC stock on behalf of our clients. However, in the event that a client were to hold MFC stock in a portfolio which we managed, and we were responsible for voting a MFC proxy on behalf of the client, the Committee would decide how to vote the MFC proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

     It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

----------------------------------
(1) For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Declaration's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

(2)For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

     If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.


      Adopted 07/03
      Revised 09/04

                                  Deutsche Bank

                            Deutsche Asset Management
                 2006 U.S. Proxy Voting Policies and Procedures








                                                              Deutsche Bank logo
                                       5

-------------------------------------------------------------------
Effective Date:                           May 5, 2003
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Approver:                                 John Robbins
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Owner:                                    DeAM Compliance
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Functional Applicability:                 Asset Management
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Geographic Applicability:                 U.S.
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Last Reviewed Date:                       February 22, 2006
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Last Revision Date:                       March 03, 2006
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Next Review Date:                         February 2007
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Version:                                  5
-------------------------------------------------------------------


I.   INTRODUCTION

     Deutsche Asset Management (DeAM)(3) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  DEAM'S PROXY VOTING RESPONSIBILITIES

     Proxy votes are the property of DeAM's advisory clients.(4) As such, DeAM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. DeAM has delegated responsibility for affecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party

----------------------------------
(1) DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Vendor Oversight and the Proxy Voting Sub-Committee votes proxies, as listed on Exhibit 1.

(2) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

     proxy voting specialist. ISS votes DeAM's advisory clients' proxies in accordance with DeAM's proxy guidelines or DeAM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DeAM will notify ISS to carry out those instructions. Where no specific instruction exists, DeAM will follow the procedures in voting the proxies set forth in this document.

     DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

     1. Proxy voting activities are conducted in the best economic interest of clients

     DeAM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DeAM in good faith after appropriate review.

     2. The Proxy Voting Sub-Committee

     The Proxy Voting Sub-Committee (the "PVSC") is an internal working group established by DeAM's Investment Risk Oversight Committee pursuant to a written charter. The PVSC is responsible for overseeing DeAM's proxy voting activities, including:

          (i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how DeAM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

          (ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of DeAM's clients; and

          (iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below):

     DeAM's Proxy Vendor Oversight, a function of DeAM's Asset Management Operations Group, is responsible for coordinating with ISS to administer DeAM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

     Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion; however, DeAM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below).


IV.  PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1. The PVSC's Proxy Voting Guidelines

     The Guidelines set forth the PVSC's standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

     The PVSC will review the Guidelines as necessary to support the best economic interests of DeAM's clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefor, and the PVSC Chair will ask PVSC members whether anyone outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.

     The Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

2.   Specific proxy voting decisions made by the PVSC

     The Proxy Vendor Oversight will refer to the PVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or
     (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

     Additionally, if, the Proxy Vendor Oversight, the PVSC Chair or any member of the PVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVSC Chair and/or the Proxy Vendor Oversight.(5)

     If the Proxy Vendor Oversight refers a proxy proposal to the PVSC or the PVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

     The PVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVSC's voting determination.

3.   Certain proxy votes may not be cast

     In some cases, the PVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, it is DeAM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders

------------------------------
(3) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the PVSC Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVSC Chair distributes to DeAM portfolio managers and DeAM research analysts.

     so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

     The Proxy Vendor Oversight will coordinate with the PVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.   Conflict of Interest Procedures

     A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the PVSC votes proxies,(6) the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients.(7)

     Independence of the PVSC. As a matter of Compliance policy, the PVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

     Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. Promptly upon a

-------------------------------
(4) As mentioned above, the PVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(5) The Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

     determination that a vote shall be presented to the PVSC, the PVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC's decision on the particular vote at issue.

     The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

     Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC chair.

     If notified that DeAM has a material conflict of interest as described above, the PVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chair shall do so in accordance with the procedures set forth below.

     Procedures to be followed by the PVSC. At the beginning of any discussion regarding how to vote any proxy, the PVSC Chair (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

     The PVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client, has: (i) requested that DeAM, the Proxy Vendor Oversight (or any member thereof) or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DeAM, the Proxy Vendor Oversight(or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

     If any such incidents are reported to the PVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC whether anyone should be recused from the proxy voting process, or whether DeAM should seek instructions as to how to vote the proxy at issue from ISS or, if time permits, affected clients. These inquiries and discussions will be properly reflected in the PVSC's minutes.

     Duty to Report. Any DeAM employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client to influence, how DeAM votes its proxies has a duty to disclose the existence of the situation to the PVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

     Recusal of Members. The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

     If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three PVSC voting members remaining, the PVSC Chair will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

     B. Investment Companies and Affiliated Public Companies

     Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

     Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).


     C. Other Procedures That Limit Conflicts of Interest

     DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     o Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and

          Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

     Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the PVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.   RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

     o The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

     o Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     o Analyst worksheets created for stock option plan and share increase analyses

     o Proxy Edge print-screen of actual vote election.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the PVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVSC also will  create and  maintain  appropriate  records  documenting  its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than six years from the end of the fiscal year during which the last entry was made on such record, the first three years in an appropriate DeAM office.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     o The name of the issuer of the portfolio security;

     o The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     o The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     o The shareholder meeting date;

     o A brief identification of the matter voted on;

     o Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     o How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     o Whether the company cast its vote for or against management.

VI.  THE PVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The PVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVSC's minutes.


Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

     Deutsche Asset Management Inc.
     Deutsche Investment Management Americas Inc.
     Investment Company Capital Corp.
     Deutsche Asset Management International GMBH
     DB Investment Managers, Inc.
     Deutsche Investment Australia Limited
     RREEF America
     Deutsche Asset Management (Japan) Limited
     Deutsche Asset Management (Asia) Limited
     Deutsche Investment Trust Company Limited
     DB Absolute Return Strategies Limited
     Deutsche Bank Trust Company Americas
     Deutsche Bank National Trust Companyo
     DWS Trust Company
     RREEF Global Advisers Limited*
     Deutsche Asset Management Hong Kong Limited*




--------------------------------
o Entity would act in accord with this Policy only on behalf of DeAM clients.
* Registration in process as of February 28, 2006.

                                                                    Attachment A



                             Deutsche Bank Americas
                                    New York

                            Deutsche Asset Management
                        2006 U.S. Proxy Voting Guidelines

                            As Amended March 03, 2006






                                                              Deutsche Bank logo

--------------------------------------------------------------------------------
Effective Date:                         May 5, 2003
--------------------------------------------------------------------------------
Approver:                               Theresa Gusman, as chairperson of the
                                        Proxy Voting Sub-Committee
--------------------------------------------------------------------------------
Owner:                                  DeAM Compliance
--------------------------------------------------------------------------------
Functional Applicability:               Asset Management
--------------------------------------------------------------------------------
Geographic Applicability:               U.S.
--------------------------------------------------------------------------------
Last Reviewed Date:                     March 29, 2005
--------------------------------------------------------------------------------
Last Revision Date:                     March 03, 2006
--------------------------------------------------------------------------------
Next Review Date:                       February 2006
--------------------------------------------------------------------------------
Version:                                4
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.   BOARD OF DIRECTORS AND EXECUTIVES........................................17

   A. Election of Directors...................................................17
   B. Classified Boards of Directors..........................................17
   C. Board and Committee Independence........................................17
   D. Liability and Indemnification of Directors..............................18
   E. Qualifications of Directors.............................................18
   F. Removal of Directors and Filling of Vacancies...........................18
   G. Proposals to Fix the Size of the Board....................................
   H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

II.  CAPITAL STRUCTURE........................................................19

   A. Authorization of Additional Shares......................................19
   B. Authorization of "Blank Check" Preferred Stock..........................19
   C. Stock Splits/Reverse Stock Splits.......................................19
   D. Dual Class/Supervoting Stock............................................19
   E. Large Block Issuance....................................................20
   F. Recapitalization into a Single Class of Stock...........................20
   G. Share Repurchases.......................................................20
   H. Reductions in Par Value.................................................20

III.    CORPORATE GOVERNANCE ISSUES...........................................20

   A. Confidential Voting.....................................................20
   B. Cumulative Voting.......................................................21
   C. Supermajority Voting Requirements.......................................21
   D. Shareholder Right to Vote...............................................21

IV.     COMPENSATION..........................................................21

   A. Executive and Director Stock Option Plans...............................22
   B. Employee Stock Option/Purchase Plans....................................22
   C. Golden Parachutes.......................................................23
   D. Proposals to Limit Benefits or Executive Compensation...................23
   E. Option Expensing........................................................23

V.   ANTI-TAKEOVER RELATED ISSUES.............................................23

   A. Shareholder Rights Plans ("Poison Pills")...............................23
   B. Reincorporation.........................................................24
   C. Fair-Price Proposals....................................................24
   D. Exemption from state takeover laws......................................24
   E. Non-financial Effects of Takeover Bids..................................24

VI.     MERGERS & ACQUISITIONS................................................24

VII.    SOCIAL & POLITICAL ISSUES.............................................25

   A.   Labor & Human Rights..................................................25
   B.   Environmental Issues..................................................25
   C.   Diversity & Equality..................................................25
   D.   Health & Safety.......................................................26
   E.   Government/Military...................................................26
   F.   Tobacco...............................................................26

VIII.   MISCELLANEOUS ITEMS...................................................27

   A. Ratification of Auditors................................................27
   B. Limitation of non-audit services provided by independent auditor........27
   C. Audit firm rotation.....................................................27
   D. Transaction of Other Business...........................................27
   E. Motions to Adjourn the Meeting..........................................28
   F. Bundled Proposals.......................................................28
   G. Change of Company Name..................................................28
   H. Proposals Related to the Annual Meeting.................................28
   I.   Investment Company Proxies............................................28
   J.   International Proxy Voting............................................29

--------------------------------------------------------------------------------

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives

A.   Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy  contest:   In  a  proxy  contest  involving  election  of  directors,   a
case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (PVSC) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.   Board and Committee Independence

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation,  audit,
nominating,   or  other  similar  committees  be  comprised  of  independent  or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

D.   Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.   Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing  only   incumbent   directors  to  fill   vacancies  can  serve  as  an
anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.   Proposals to Fix the Size of the Board

DeAM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.   Proposals to Restrict Chief Executive Officer's Service on Multiple Boards

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure

A.   Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.  "For"  proposals  mandating   shareholder  approval  of  blank  check  stock
placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.   Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVSC as set forth in DeAM's Proxy Policies and Procedures. Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale:   Stock   issuances  must  be  reviewed  in  light  of  the  business circumstances leading to the request and the potential impact on shareholder value.

F.   Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.   Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.   Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues

A.   Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.   Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.   Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4) The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B.   Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

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                                      D-86
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Rationale:  ESOPs and ESPP's  encourage  rank-and-file  employees  to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C.   Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

D.   Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"

1. Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E.   Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues

A.   Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

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                                      D-87

B.   Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.   Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

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                                      D-88
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VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.   Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.   Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C.   Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

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                                      D-89
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2.  DeAM  policy  is also to vote  "against"  proposals  to adopt  the Mac Bride
Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D.   Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E.   Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F.   Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

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Rationale:  Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

4. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.Miscellaneous Items


A.   Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.   Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.   Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.


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Rationale:  This is a routine item to allow  shareholders  to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.   Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.   Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.   Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.   Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals


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for  which  a  DeAM-advised   investment   company  solicits  proxies  from  its
shareholders.  As reflected in the Guidelines,  proxies  solicited by closed-end
(and  open-end)   investment   companies  are  voted  in  accordance   with  the
pre-determined guidelines of an independent third-party.

J.   International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.


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                                      D-93
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Effective Date: October 27, 2006                                CONFIDENTIAL AND
                                                                     PROPRIETARY

                      PROXY VOTING POLICIES AND PROCEDURES

                         DIMENSIONAL FUND ADVISORS INC.
                         DIMENSIONAL FUND ADVISORS LTD.
                              DFA AUSTRALIA LIMITED

Introduction

Dimensional is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). Dimensional controls Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA") (Dimensional, DFAL and DFAA are collectively referred to as the "Advisors"). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under ERISA.

The following Proxy Voting Policies and Procedures (the "Procedures") will apply to proxies voted by the Advisors on behalf of clients to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the "40 Act"), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional
Emerging Markets Value Fund Inc. (together, the "Dimensional Investment Companies"). The Advisors believe that these Procedures are reasonably designed to meet their goal of ensuring that the Advisors vote proxies in a manner consistent with the best interests of their clients.

Procedures for Voting Proxies

The Investment Committee (the "Committee") at Dimensional is generally responsible for overseeing each Advisor's proxy voting process. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to vote proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors ("Authorized Persons"). The Committee may modify these Procedures from time to time to meet the goal of these Procedures.

Generally, the Advisors analyze proxy statements on behalf of their clients and vote proxies in accordance with the Procedures and the Proxy Voting Guidelines (the "Guidelines," attached as Exhibit A to these Procedures). Therefore, an Advisor generally will not vote differently for different clients except when a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will vote the client's proxies pursuant to the client's guidelines. An Advisor generally will not recall securities on loan in order to vote proxies. However, with respect to an Advisor's duties to vote proxies on behalf of a portfolio or Master Fund, the Advisor shall be entitled to recall securities on loan if a material event is determined.

                                                                Dimensional Logo

International Proxy Voting

     While the Advisors utilize the Procedures and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

     With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes; (v) arranging for a proxy to vote locally in person; and (vi) fees charged by custody banks for providing certain services with regard to voting proxies. The Advisors do not vote proxies of non-U.S. companies if it is determined that the estimated costs associated with proxy voting outweigh any anticipated economic benefit of voting.(8) The Advisors determine whether to vote proxies of non-U.S. companies on a portfolio by portfolio basis, and to the extent it is appropriate, the Advisors generally implement uniform voting procedures for all proxies of a country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisors' decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxies exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

     Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, most proxies that the Advisors receive on behalf of their clients will be voted in accordance with the predetermined Procedures and Guidelines. Therefore, the proxy votes should not result from any conflicts of interest.

     In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines, and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon; disclose any personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

-----------------------------
(1) As the SEC has stated, "There may even be times when refraining from voting a proxy is in the client's best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client...For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person." See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it "interprets ERISA 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries." See Department of Labor Release 19,971, CCH, 22,485-23 to 22,485-24 (1994).


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

     If the Committee member determines that there is no material conflict of interest involving the Advisor or affiliated persons of the Advisor, the Committee member may approve voting the proxy contrary to the Guidelines, so long as the Committee member believes such a vote would be in the best interests of the client. If the Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the material conflict to the client and vote the proxy in accordance with the direction of the client.(9) If the client has not provided the Advisor with voting instructions within a reasonable time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will vote the proxy in accordance with the Guidelines.

Availability of Proxy Voting Information and Recordkeeping

     Each Advisor will inform its clients on how to obtain information regarding the Advisor's vote of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting process and policies and will inform its clients of how they can obtain a copy of the complete Procedures upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

     The Advisors will also keep records of the following items: (i) their proxy voting policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at its principal office.

Disclosure

     Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of Procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the Procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities Inc. (DFAS") or an affiliate of Dimensional or DFAS.

     The semi-annual reports of the Dimensional Investment Companies shall indicate that the Procedures are available: (i) by calling a toll-free number; or (ii) on the SEC's website. If a request for the Procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

--------------------------
(2) In the case of a client that is a Dimensional Investment Company, a Committee member will determine if any conflict of interest may exist, regardless of whether the conflict is material. If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the conflict to the Dimensional Investment Company's Board of Directors/Trustees or an authorized Committee of the Board and vote the proxy in accordance with the direction of such Board or Committee.

     Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

                                                                       EXHIBIT A

                             PROXY VOTING GUIDELINES

     These Guidelines summarize the Advisors' positions on various issues and give a general indication as to how the Advisors will vote proxies on each issue. The Committee has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually vote proxies in accordance with the Guidelines. However an Advisor reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter (which analysis will be documented in writing), the Advisor believes that a client's best interests would be served by such a vote. To the extent that the Guidelines do not cover potential voting issues, an Advisor will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

Each Advisor Generally Votes FOR:

     (a) Routine business decisions. Routine business decisions include, but are not limited to, the following:

     o  Stock splits
     o  Setting the number of directors
     o  Election of non-directors (clerks, secretaries, etc.)
     o  Changing par value of equity
     o  Adopting accounting changes, reducing stated capital accounts
     o  Name change
     o  Preemptive rights

     (b) Reverse anti-takeover amendments. These amendments are typically brought to the ballot by a current shareholder or by the directors at the urging of an influential shareholder or creditor. The Advisor votes "for" reversing anti-takeover amendments except in cases where a current shareholder may adversely benefit from the elimination of such provision. For example, a shareholder that owns more than 50% of the outstanding shares would typically stand to benefit by a removal of a supermajority provision.

     (c) Auditors. The Advisor votes "for" auditors recommended by management.

     (d) Directors. The Advisor votes "for all nominees." In cases where the Advisor has voted "against" a proposal contrary to the directors' recommendations, the Advisor will vote to "withhold all nominees" in order to get the attention of the directors and, in cases where the Advisor represents a shareholder of size, persuade the directors to alter or eliminate the offending proposals. If, however, the Advisor has voted "for" a shareholder proposal that the board of directors opposed, the Advisor will not automatically vote "against" the directors.

     (e) Indemnification of Directors. The Advisor votes "for" establishing or increasing indemnification and against eliminating or reducing it.

     (f) Elimination/limitation of Directors' liability. The Advisor votes "for" eliminating or reducing directors' liability.

     (g) Equal access to the proxy. The Advisor votes "for" equal access to the proxy.

     (h) Right to act by written consent and hold special meetings. The Advisor votes "for" the right to act by written consent of the shareholders and to hold special meetings of the shareholders.

     (i) Separation of audit and consulting responsibilities. The Advisor votes "for" the separation of audit and consulting responsibilities.

     (j) Confidential voting. The Advisor votes "for" confidential voting proposals.

Each Advisor Generally Votes AGAINST:

     (a) Reincorporation to facilitate takeover defense. Where a company is reincorporating in response to or in anticipation of a possible takeover, and there does not appear to be any reasonable business purpose (unrelated to the takeover defense) for reincorporation, the Advisor will vote "against" the proposal.

     (b) Issue of new class of common stock with unequal voting rights. The Advisor will vote "against" this proposal since the Advisor can assume that "enhanced voting" stock would invariably give some party undue control over the company without a proportional capital investment.

     (c) Adoption of fair price amendments. The Advisor will vote "against" adoption of fair price amendments since fair price amendments allow the company (and its board of directors) to determine whether an offer for the company's stock is "fair" to the shareholders of the stock. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

     (d) Establishment of a classified Board of Directors. A classified (or staggered) board is considered an anti-takeover measure and, as such, the Advisor votes "against" it. Normally, the entire slate of directors stands for re-election at each annual meeting of shareholders. In the case of a classified board, the directors typically have terms of 2 or 3 years, resulting in only 2 or 3 directors being up for re-election year. This prohibits an outside slate of directors (i.e. hostile bidders) from gaining control of the board at one meeting.

     (e) Elimination of cumulative voting. Cumulative voting is a standard shareholder voting right. It allows shareholders to cast all of their votes "for" any combination of director candidates. Elimination of this right is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

     (f) Establishing/increasing preferred stock. Because of its potentially confusing "hybrid" nature, preferred stocks were once used almost exclusively to the detriment of common stockholders. Therefore, the Advisor has historically voted "against" their establishment. More recently, preferred stocks have become a more legitimate source of raising capital, and thus, the Advisor has been willing to consider each case, including conversions of various forms of debt or equity into preferred stock or vice versa, separately. However, in proxy voting, the most prevalent form of preferred stock proposal remains a "blank check". Although not normally labeled as such in proxy materials, a blank check preferred stock is typically characterized as preferred stock issuable with "terms and conditions deemed reasonable by the board of directors at the time of issuance." The Advisor votes "against" blank check preferred stock proposals.

     (g)  Other   anti-takeover   amendments.   The  Advisor   votes   "against"
     anti-takeover amendments.

     (h) Super majority provisions. Typically, a super majority provision mandates that any proposal brought before a vote of the company's shareholders would require some stated percentage greater than 50% (usually 2/3 or 66%) in order to pass and would essentially allow a shareholder with 35% (for example) veto power over all votes of shareholders. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

Each Advisor Considers INDIVIDUALLY:

     (a) Increase in authorized common stock. If the company seeks to increase its authorized common stock, and the increase more than doubles the company's shares outstanding, the Advisor will vote "against" the proposal, except if: (1) the company needs the shares for a stock split, the Advisor will make an adjustment and recalculate if the increase will "double" the adjusted number of outstanding shares; or (2) the company states a specific need, such as to issue additional shares for a financing arrangement, a payment to a large creditor, the purposes of avoiding financial difficulty, or a merger (to name a few reasonable needs), then the Advisor would vote "for" the increase, provided it was not excessive in light of the company's needs.

     (b) Establish/increase stock option plan. If the proposal would encompass more than 10% of the company's shares outstanding (not shares authorized), the Advisor will vote "against" the proposal unless the company presents a strong argument for the option plan.

     (c) Reorganization/merger agreements. Oftentimes, the Advisor will act as a shareholder to both parties to a merger--the acquiror (who will survive the merger/acquisition) and the acquiree (who will merge away -- cease to exist). If this is the case, the two votes will be consistent. Whether the Advisor acts on behalf of a shareholder in the acquiror or the acquiree or both, the Advisor will review recent trading activity, news stories and, at times, will discuss the proposal directly with the parties involved. If the merger announcement causes a drastic reduction in the price of the stock in which the Advisor acts on behalf of the shareholder, further investigation may be conducted. The vote may depend, among other things, on whether the conversion ratio, in cash or in stock, would roughly equal the current market value of the stock.

     (d) Dissident proxy battle. When current shareholders put themselves up for election against the incumbent board of directors or conduct a consent solicitation challenging the board's recommendation, they are considered dissidents in a proxy battle (or fight or war). Typically, the Advisor will receive substantial information from both sides. In order for the Advisor to vote "for" the dissidents' proposal, the dissidents must present a strong argument against current management and must have a clearly defined plan of action.

     (e) Other employee compensation plans. These are plans other than stock option plans. These plans typically "sell" the company's stock to the beneficiaries for a stated price. Also included in this category is the issuance of shares to individuals in return for services rendered. For example, board members may receive shares annually for their services, or executives may receive shares as compensation for meeting performance targets. The Advisor votes "against" plans that exceed 20% of the outstanding shares of the company's stock. If the plan is a purchase plan, the Advisor votes "against" such plan if it offers the company's stock at a "price" lower than 85% of fair market value as defined in the company's proxy statement.

     (f) Various shareholder amendments. Other than shareholder proposals to reverse anti-takeover provisions (which is covered in the section entitled "Reverse anti-takeover amendments" above), the Advisor considers these proposals individually and generally votes "against" requests for disclosure, divestiture mandates, and miscellaneous political requests (requests related to tobacco, alcohol, Northern Ireland, etc.).

     (g)  Issues  related  to  independent  directors.   The  Advisor  considers
     individually issues related to independent directors.

     (h) Proposals not specified above. The Advisor will consider these individually based on relevant, appropriate information known to the Advisor.

                                   * * * * * *

                       Merrill Lynch Investment Managers


                      Proxy Voting Policies and Procedures





                                     as of
                                  July 7, 2005

                                Table of Contents

                                                                            Page
Introduction...................................................................1

Scope of Committee Responsibilities............................................3

Committee Membership...........................................................5

Special Circumstances..........................................................6

Voting Guidelines..............................................................9

      Boards of Directors.....................................................10

      Auditors................................................................12

      Compensation and Benefits...............................................13

      Capital Structure.......................................................14

      Corporate Charter and By-Laws...........................................15

      Corporate Meetings......................................................16

      Investment Companies....................................................17

      Environmental and Social Issues.........................................18

Notice to Clients.............................................................19

                       Merrill Lynch Investment Managers
                      Proxy Voting Policies and Procedures

     Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P. and Merrill Lynch Investment Managers LLC (collectively, "MLIM") are each U.S.-based investment advisers(1) that are registered pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") with the U.S. Securities and Exchange Commission, and that serve as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to MLIM's clients. Certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

     When MLIM votes proxies for a client that has delegated to MLIM proxy voting authority, MLIM acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. MLIM is therefore subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that MLIM considers the interests of its clients, and not the interests of MLIM, when voting proxies and that real (or perceived) material conflicts that may arise

-----------------------
(1) These policies do not apply to MLIM's non-U.S.-based affiliates, including those that are registered under the Advisers Act.
(2) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.
(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While MLIM is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a MLIM client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through MLIM as investment adviser, MLIM encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than MLIM.

between MLIM's interest and those of MLIM's clients are properly addressed and resolved.(6)

     Advisers Act Rule 206(4)-6 was adopted by the SEC in early 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has adopted these policies and procedures and formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM and its clients.(7)



-------------------------
(6) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM's Chief Compliance Officer or General Counsel.
(7) Subject to the Proxy Voting Policies of Merrill Lynch Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Trust Company FSB trust accounts managed by personnel dually-employed by MLIM.

I.   Scope of Committee Responsibilities

     The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(8)

     The Committee shall establish MLIM's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(9) As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issue. MLIM believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common MLIM position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(10)

-------------------------
(8) The Committee may delegate day-to-day administrative responsibilities to other MLIM personnel and/or outside service providers, as appropriate.
(9) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliate Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).
(10) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client or otherwise. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

     While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies over which MLIM exercises voting authority in a uniform manner for all MLIM clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for MLIM's clients, on how best to maximize economic value in respect of a particular investment.

     The Committee will also be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(11) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts) and the Advisers Act. Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

     The Committee shall be assisted by other MLIM personnel, as may be appropriate. In particular, the Committee has delegated to the "Middle Office" unit of MLIM Operations responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Middle Office unit of MLIM Operations shall do this by interfacing between (1) the Committee and (2) custodians, accountants and other service providers to MLIM and its clients. The Middle Office unit of MLIM Operations shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

     To assist MLIM in voting proxies, the Committee may retain the services of a firm providing such services. MLIM has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

-----------------------------
(11) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II.  Committee Membership

     The Committee will be chaired by a senior MLIM investment professional (the "MLIM CIO") chosen by the MLIM Americas Business Management Committee (or other group consisting of MLIM's senior executives that may succeed such committee). The MLIM CIO will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional appointed by the MLIM CIO. The Committee shall consist of portfolio managers and investment analysts appointed by the MLIM CIO who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the MLIM CIO deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department selected by the General Counsel of MLIM will be non-voting members of the Committee, one who shall serve as the Committee's Secretary and principal legal counsel and the other who shall serve as Assistant Secretary.

     The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's other affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM might be asked to do so).

III. Special Circumstances

     Routine Consents. MLIM may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by MLIM clients. MLIM will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible MLIM investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which MLIM clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

     Securities on Loan. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing ("MLGSF") (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(12) MLIM believes that each client has a right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a manner that satisfies such client. If a client has determined to participate in a securities lending program, MLIM should therefore defer to the client's determination that securities lending is beneficial to the account and not attempt to seek recalls solely for the purpose of voting routine proxies. Consequently, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan because MLIM does not have the contractual right to recall such securities on loan from an unaffiliated lending agent for purposes of voting proxies. When MLIM manages an account for a client that employs MLGSF as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan unless the MLIM portfolio manager responsible for the account or the Committee has determined that voting the proxy is in the client's best interest and has requested MLGSF to recall the security in a timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

     Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

-------------------------
(12) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

     As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

     Proxies  Relating to MLIM  Affiliates and MLIM Clients.  From time to time,
MLIM may be required to vote proxies in respect of an issuer that is an affiliate of MLIM (a "MLIM Affiliate"), or a money management or other client of MLIM (a "MLIM Client").(13) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

     o if circumstances permit,(14) the Committee shall use its best efforts to have clients of MLIM that hold MLIM Affiliate or MLIM Client securities in their accounts(15) informed of the potential conflict and their right to direct MLIM's vote, withdraw MLIM's voting authority and/or appoint an independent voting fiduciary, in respect of such holdings;

     o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving MLIM Affiliates and MLIM Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a MLIM Affiliate or a MLIM Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients;
---------------------------
(13) Such issuers may include investment companies for which MLIM provides investment advisory, administrative and/or other services. MLIM also may be required to vote proxies in respect of issuers that are clients of MLIM's broker-dealer affiliates. MLIM may or may not be aware of the relationship in such cases. In either event, MLIM's Ethical Wall policies (supra note 6) shall apply. In addition, in circumstances in which the client relationship is widely known to MLIM personnel and, in the opinion of the Secretary of the Proxy Committee, presents a potential material conflict, the Secretary of the Proxy Committee may advise the Committee to treat the client of an affiliated broker-dealer similarly to a MLIM client for purposes of the policies and procedures described herein.
(14) Circumstances may not permit MLIM to inform clients of a potential conflict for practical reasons (e.g., lack of time) or legal reasons (e.g., if MLIM cannot communicate the nature of the conflict without also communicating nonpublic information).
(15) In the case of an investment company advised by MLIM, it shall be sufficient for MLIM to inform a representative of the Board of Directors in accordance with procedures adopted by the investment company from time to time.

     o if the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the MLIM CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the MLIM CIO. The MLIM CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the MLIM Client or Affiliate and whose job evaluations would not be affected by MLIM's relationship with the MLIM Client or Affiliate (or failure to retain such relationship); and
     o the subcommittee shall determine whether and how to vote all proxies on behalf of MLIM's clients or, if the proxy matter is, in the subcommittee's judgment, akin to an investment decision, defer to MLIM portfolio managers, provided that, if the subcommittee determines to alter MLIM's normal voting guidelines or, on matters where MLIM's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to MLIM on that matter, no proxies relating to the MLIM Client or Affiliate may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with MLIM's fiduciary duties.

IV.  Voting Guidelines

     The Committee has determined that it is appropriate and in the best interests of MLIM's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.   Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

  ----- ------------------------------------------------------------------------
  #     VOTE and DESCRIPTION
  ----- ------------------------------------------------------------------------
  A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
        o      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
        o      voted to implement or renew a "dead-hand" poison pill
        o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for  two consecutive years
        o failed to act on takeover offers where the majority of the shareholders have tendered their shares
        o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
        o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
        o      sit on more than six boards of public companies
  ----- ------------------------------------------------------------------------
  A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
  ----- ------------------------------------------------------------------------
  A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
  ----- ------------------------------------------------------------------------
  A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
  ----- ------------------------------------------------------------------------

  ----- ------------------------------------------------------------------------
  A.5   AGAINST proposals supporting cumulative voting
  ----- ------------------------------------------------------------------------
  A.6   FOR proposals eliminating cumulative voting
  ----- ------------------------------------------------------------------------
  A.7   FOR proposals supporting confidential voting
  ----- ------------------------------------------------------------------------
  A.8   FOR proposals seeking election of supervisory board members
  ----- ------------------------------------------------------------------------
  A.9   AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
  ----- ------------------------------------------------------------------------
  A.10  AGAINST shareholder proposals for term limits for directors
  ----- ------------------------------------------------------------------------
  A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
  ----- ------------------------------------------------------------------------
  A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
  ----- ------------------------------------------------------------------------
  A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
  ----- ------------------------------------------------------------------------
  A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
  ----- ------------------------------------------------------------------------
  A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
  ----- ------------------------------------------------------------------------
  A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
  ----- ------------------------------------------------------------------------
  A.17  FOR proposals to elect account inspectors
  ----- ------------------------------------------------------------------------
  A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
  ----- ------------------------------------------------------------------------
  A.19  FOR proposals permitting shareholder ability to nominate directors directly
  ----- ------------------------------------------------------------------------
  A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
  ----- ------------------------------------------------------------------------
  A.21  FOR proposals permitting shareholder ability to remove directors directly
  ----- ------------------------------------------------------------------------
  A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
  ----- ------------------------------------------------------------------------

B.   Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

  ---- -------------------------------------------------------------------------
  B.1  FOR approval of independent auditors, except for
       o    auditors that have a financial interest in, or material
            association with, the company they are auditing, and are therefore believed by the Committee not to be independent
       o    auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
       o    on a case-by-case basis, auditors who in the Committee's
            opinion provide a significant amount of non-audit services to the company
  ---- -------------------------------------------------------------------------
  B.2  FOR proposals seeking authorization to fix the remuneration of auditors
  ---- -------------------------------------------------------------------------
  B.3  FOR approving internal statutory auditors
  ---- -------------------------------------------------------------------------
  B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
  ---- -------------------------------------------------------------------------

C.   Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

  ---- -------------------------------------------------------------------------
  C.1  IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
  ---- -------------------------------------------------------------------------
  C.2  FOR proposals to eliminate retirement benefits for outside directors
  ---- -------------------------------------------------------------------------
  C.3  AGAINST proposals to establish retirement benefits for outside directors
  ---- -------------------------------------------------------------------------
  C.4 FOR proposals approving the remuneration of directors or of supervisory board members
  ---- -------------------------------------------------------------------------
  C.5  AGAINST proposals to reprice stock options
  ---- -------------------------------------------------------------------------
  C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
  ---- -------------------------------------------------------------------------
  C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
  ---- -------------------------------------------------------------------------
   C.8  AGAINST proposals seeking to pay outside directors only in stock
  ---- -------------------------------------------------------------------------
   C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
  ---- -------------------------------------------------------------------------
   C.10 AGAINST proposals to ban all future stock or stock option grants to executives
  ---- -------------------------------------------------------------------------
  C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
  ---- -------------------------------------------------------------------------
   C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
  ---- -------------------------------------------------------------------------

D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

  ---- -------------------------------------------------------------------------
  D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
  ---- -------------------------------------------------------------------------
  D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
  ---- -------------------------------------------------------------------------
  D.3  FOR management proposals approving share repurchase programs
  ---- -------------------------------------------------------------------------
  D.4  FOR management proposals to split a company's stock
  ---- -------------------------------------------------------------------------
  D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
  ---- -------------------------------------------------------------------------
  D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
  ---- -------------------------------------------------------------------------

E.   Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

  ---- -------------------------------------------------------------------------
  E.1  AGAINST proposals seeking to adopt a poison pill
  ---- -------------------------------------------------------------------------
  ---- -------------------------------------------------------------------------
  E.2  FOR proposals seeking to redeem a poison pill
  ---- -------------------------------------------------------------------------
  ---- -------------------------------------------------------------------------
  E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
  ---- -------------------------------------------------------------------------
  ---- -------------------------------------------------------------------------
  E.4  FOR management proposals to change the company's name
  ---- -------------------------------------------------------------------------

F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

  ----- ------------------------------------------------------------------------
  F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
  ----- ------------------------------------------------------------------------
  F.2   FOR proposals designating two shareholders to keep minutes of the meetin
  ----- ------------------------------------------------------------------------
   F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
  ----- ------------------------------------------------------------------------
  F.4 FOR proposals approving the discharge of management and the supervisory board
  ----- ------------------------------------------------------------------------
  F.5   FOR  proposals approving the allocation of income and the dividend
  ----- ------------------------------------------------------------------------
  F.6 FOR proposals seeking authorization to file required documents/other formalities
  ----- ------------------------------------------------------------------------
  F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
  ----- ------------------------------------------------------------------------
  F.8   FOR proposals appointing inspectors of elections
  ----- ------------------------------------------------------------------------
  F.9   FOR proposals electing a chair of the meeting
  ----- ------------------------------------------------------------------------
  F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
  ----- ------------------------------------------------------------------------
  F.11  AGAINST proposals to require rotating sites for shareholder meetings
  ----- ------------------------------------------------------------------------

G.   Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which MLIM provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

     The Committee's general policy is to vote:

  ---- -------------------------------------------------------------------------
  G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
       o    have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
       o    ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
       o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
       o    on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
  ---- -------------------------------------------------------------------------
  G.2  FOR the establishment of new series or classes of shares
  ---- -------------------------------------------------------------------------
  G.3  AGAINST proposals to change a fund's investment objective to nonfundamental
  ---- -------------------------------------------------------------------------
  G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
  ---- -------------------------------------------------------------------------
  G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
  ---- -------------------------------------------------------------------------
  G.6  FOR classified boards of closed-end investment companies
  ---- -------------------------------------------------------------------------

H.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

  ---- -------------------------------------------------------------------------
  H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
  ---- -------------------------------------------------------------------------
  H.2  AGAINST  proposals seeking to have companies provide non-required reports on:
       o    environmental liabilities;
       o    bank lending policies;
       o    corporate political contributions or activities;
       o    alcohol advertising and efforts to discourage drinking by
            minors;
       o    costs and risk of doing business in any individual country;
       o    involvement in nuclear defense systems
  ---- -------------------------------------------------------------------------
  H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
  ---- -------------------------------------------------------------------------
  H.4  AGAINST proposals seeking implementation of the CERES principles
  ---- -------------------------------------------------------------------------

                                Notice to Clients

     MLIM will make records of any proxy vote it has made on behalf of a client available to such client upon request.(16) MLIM will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who has, in writing, expressed an interest in receiving updates.




---------------------------
(16) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, MLIM Proxy Voting Committee, Legal Advisory Department, Merrill Lynch Investment Managers, 800 Scudders Mill Road, Plainsboro, NJ 08536.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.  Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2) ensure that proxies are voted and submitted in a timely manner;

     (3) handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5) maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2. Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.   Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2) a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.


VI.  Reporting

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective:  August 6, 2003

                       ISS Proxy Voting Guidelines Summary


The following is a concise summary of ISS's proxy voting policy guidelines.

1.   Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent
     o Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual
review   by   outside   directors   of  CEO   pay.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders
     o It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o Historic trading patterns
     o Rationale for the repricing
     o Value-for-value exchange
     o Option vesting
     o Term of the option
     o Exercise price
     o Participation


Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
     o Purchase price is at least 85 percent of fair market value
     o Offering period is 27 months or less, and
     o Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

              Concise Summary of ISS Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
o there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o there are serious concerns about the accounts presented or the audit procedures used;
o the auditors are being changed without explanation; or
o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o questions exist concerning any of the statutory auditors being appointed; or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless:
     o there are clear concerns about the past performance of the company or the board; or
     o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

Director Compensation
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
     o there are serious questions about actions of the board or management for the year in question; or
     o legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.


Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
     o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:
Vote FOR share repurchase plans, unless:
     o clear evidence of past abuse of the authority is available; or
     o the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:
     o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
     o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities or result in significant costs being incurred with little or no benefit.

                                   EXHIBIT A
                                   ---------

                          Independence Investments LLC

Proxy Voting Policy and Procedures


At Independence we recognize that many decisions regarding proxy voting may affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our principles and our process for voting proxies on securities held in client accounts where Independence has discretion to vote the proxies.

I.   General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our general policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority nor do we generally accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies and, in limited instances, certain clients such as labor unions may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances, in which case we will not have voting discretion but will vote in accordance with the client's direction. Other clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

We maintain a set of proxy voting guidelines that describe in greater detail how we generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. The guidelines are available to clients upon request. We will from time to time review this proxy voting policy and our guidelines and may adopt changes from time to time. Clients may contact the Compliance Office by calling 617-228-8603 or via e-mail at compliance@independence.com for a copy of our current guidelines or to obtain a record of how we voted the proxies for their account.

II.  Process
At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are generally responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate.

We currently use Glass Lewis & Co. ("Glass Lewis") to monitor and complete the proxy voting process for our equity portfolio holdings. Glass Lewis is responsible for ascertaining that proxies are received, voted and sent back on a timely basis, as well as maintaining all of the proxy voting records with respect to our clients' holdings. Each day we send Glass Lewis our complete list of portfolio holdings. Glass Lewis notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. Glass Lewis also provides us with recommendations for voting, based on criteria that we have approved. Our analysts will consider Glass Lewis' recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and Glass Lewis completes the voting process.

III.  Limitations on Exercising Right to Vote
We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our client, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

Certain of our clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because we generally are not aware of when a security may be on loan, we do not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and we may not be able fully to reconcile the securities held at record date with the securities actually voted.

IV. Conflicts of Interest

We manage the assets of various public and private company clients, and invest in the equity securities of certain public companies on behalf of our clients.(1) We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we

---------------------------
(1) It is Independence's general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

have material business relationships(27) or material personal/family relationships(28) with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee ("the Committee"). The Committee consists of the Chief Operating Officer, the Director of Research and the members of the Compliance Office. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom we have a material business relationship, and requiring analysts to screen the proxies identified by Glass Lewis against such list and to bring such conflicts, and any other conflicts of which they are aware, to the attention of the Committee. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee, or the analyst responsible for voting the proxy, actually knows of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

Independence is an indirect majority owned subsidiary of City National Corporation ("CNC"), a public company. It is our general policy not to acquire or hold CNC stock on behalf of our clients. However, in the event that a client were to hold CNC stock in a portfolio which we manage, and we were responsible for voting a CNC proxy on behalf of the client, the Committee would decide on how to vote the CNC proxy. The Committee would, in most cases, base its proxy voting decision according to the guidance provided by Glass Lewis. The Committee will document the rationale for its decision.

It is Independence's policy not to accept any input from any other person or entity, including its affiliates when voting proxies for any security. In the event that an Independence employee was contacted by any affiliate, or any other person or entity, other than Glass Lewis or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Office and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

--------------------------
(2) For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Independence's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

(3) For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) personal and/or family relationships between any Independence employee who is involved in the proxy voting process (e.g., analyst, portfolio manager, and/or members of the Proxy Voting Committee, as applicable) or senior executives, and directors or senior executives of issuers for which the adviser may vote proxies, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with a member of the Compliance Office, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.










Adopted 5/06

                              JENNISON ASSOCIATES
                       PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------

I.   Introduction

     Jennison Associates LLC (the "Adviser") has adopted the following "Proxy Voting Policy and Procedures" ("Policy"), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as "Investment Professionals") who are responsible for discharging the Adviser's proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser's clients(1).

II.  Statement of Policy

     It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies as the valuation impact far outweighs the benefit of voting.


III. Procedures

     A. Account Set-up and Review

     Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client's investment advisory contract with the Adviser. Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this

------------------------
(1) In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser's standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client's proxies and vote in accordance with a client's own guidelines (collectively, "Client Guidelines"). Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated Investment Professionals within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established with the proper guidelines (when client is not adopting Jennison's Guidelines) before investment discretionary activity commences.

     Proxy Voting

     1. Guidelines for Recurring Issues

     The Adviser has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless, the Adviser's Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

     2. Use of Third Party Proxy Service

     In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service
- to assist it in researching and voting proxies. ISS helps investors research the financial implications of proxy proposals and cast votes on behalf of the investor. The Adviser will utilize the research (for purposes of establishing guidelines) and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation (at the Adviser's request only if one does not already exist) to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Adviser's duty to vote proxies in the best interest of its clients. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to vote these proxies in accordance with such modified guidelines. ISS will cast votes in accordance with the Adviser's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client's Guidelines.

     3. Review of Recommendations

     The Adviser's Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation - as determined by either the Guidelines or Client's Guidelines ("Recommendation"). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The
Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, if any, as further discussed below. The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

     o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;
     o If the cost of voting the proxy outweighs the possible benefit (such as security lending, see 5. below); or
     o If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

     4. Addressing Material Conflicts of Interest

     There may be instances where the interest of the adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients ("Material Conflict"). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

     o Manages the issuer's or proponent's pension plan;
     o Administers the issuer's or proponent's employee benefit plan;
     o Provides brokerage, underwriting, insurance or banking services to the issuer or proponent; or
     o Manages money for an employee group.

     Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

     o An executive of the issuer or proponent;
     o A director of the issuer or proponent;
     o A person who is a candidate to be a director of the issuer;
     o A participant in the proxy contest; or
     o A proponent of a proxy proposal.

     Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

     The Adviser may adopt such processes it deems necessary to identify Material Conflicts. Prior to overriding a Recommendation, the Investment Professional (or other designated personnel) must complete the Proxy Voting Documentation Form, attached as Exhibit A, and submit it to Compliance for determination as to whether a potential Material Conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted. If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Adviser's Proxy Voting Committee, the portfolio manager or analyst may vote or override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Adviser's Proxy Voting Committee for consideration. The Adviser's Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the vote or override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party to either vote or provide a recommendation as to how to vote (such as ISS) or obtaining voting instructions from clients.

     In considering the proxy vote and potential Material Conflict, the Adviser's Proxy Voting Committee may review the following factors, including but not limited to:

     o Whether the issuer is a client of the Adviser.
     o The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.
     o The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.
     o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.
     o Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.
     o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

     In cases where a Material Conflict has been identified, the Proxy Voting Documentation Form will be completed by the Investment Professional responsible for casting the proxy vote, such as when the Adviser is voting a proxy on behalf of its clients where the issuer is also a client of the Adviser or an affiliated entity. The Adviser's Proxy Voting Committee reviews all such proxy voting decisions. In addition, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

     5. Lending

     Jennison may pre-identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or ISS to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.


     C. Proxy Voting Committee

     The Adviser's Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above. (2) The Adviser's Proxy Voting Committee will have the following responsibilities:

     o Review potential Material Conflicts and decide (by majority vote) whether to approve the vote or override requests made by portfolio management.
     o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.
     o Recommend and adopt changes to the Policy as needed.
     o Annually review all overrides by portfolio management.
     o Annually review ISS reports to determine voting consistency with guidelines and this Policy.
     o Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS's services.
     o Review the Adviser's voting record (or applicable summaries of the voting record).
     o Review sub-advisers' voting records, if applicable, (or applicable summaries of the voting records).
     o Oversee compliance with the regulatory disclosure requirements.
     o Report annually, or more frequently upon request, to the investment company boards for mutual funds managed by Jennison on proxy voting matters, including:
      -   Overrides of Recommendations
      -   Proxy Voting Committee action on potential Material Conflicts
      -   Any changes to the Policy or Guidelines
      -   Comments on the proxy voting records for the funds
      -   Compliance with disclosure requirements
      -   Compliance reports as to reviews by Compliance of overrides

III. Compliance Monitoring

     The Adviser's Chief Compliance Officer shall be responsible for the administration of this Policy. Compliance will periodically sample data from business areas impacted by this Policy. The data will be reviewed to ensure compliance with the Policy. All information obtained during this review, including any analysis performed, shall be retained and signed by the person who conducted such review.

     This Policy will be reviewed annually for adequacy and effectiveness.

     A. Monitoring of Overrides

----------------------
(2) The Adviser's Proxy Voting Committee will initially consist of Compliance, Legal and applicable investment professionals. The participation of three members of the Adviser's Proxy Voting Committee in any meeting will constitute a quorum.

     Compliance will periodically review ISS reports of overrides to confirm that proper override and conflict checking procedures were followed.

     B. Supervisory Review

     The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Vote Override Form.

     C. Compliance Reporting to Fund Boards

     Each quarter upon request, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as sub-adviser all proxy votes involving the relevant mutual fund in which the Adviser has either resolved a Material Conflict or overridden a Recommendation involving a Material Conflict and participation of the Adviser's Proxy Voting Committee. The Adviser shall provide copies of all Proxy Voting Documentation Forms to the management companies of mutual funds sub-advised by Jennison.

     Annually, the Adviser's Proxy Voting Committee upon request will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the Policy or Adviser's Guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.  Client Reporting

     A. Disclosure to Advisory Clients

     The Adviser will also provide a copy of this Policy and the Adviser's Guidelines upon request from a client.

     The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for any twelve month period of the following year. The report will be produced by ISS and will generally contain the following information:

     o  The name of the issuer of the security:
     o  The security's exchange ticker symbol;
     o  The security's CUSIP number;
     o  The shareholder meeting date;
     o  A brief identification of the matter voted on;
     o  Whether the matter was proposed by the issuer or by a security holder;
     o  Whether the Adviser cast a vote on the matter;
     o  How the Adviser voted; and
     o  Whether the Adviser voted for or against management.

     B. Investment Company Disclosures

     The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported to the mutual fund management company so as to meet their filing of Form N-PX no later than August 31 of each year by providing access to such reports prepared byISS.

V.   Recordkeeping

     Either the Adviser or ISS as indicated below will maintain the following records:

     o A copy of the Policy and Guidelines (Adviser or client specific guidelines);

     o A copy of each proxy statement received by the Adviser regarding client securities (ISS);

     o    A record of each vote cast by the Adviser on behalf of a client (ISS);

     o A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);

     o A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

     o Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

VI.  Certifications

     All new Investment Professionals prior to engaging in the activity described herein, must certify, substantially in the form as attached hereto as Exhibit B, that they have read and understand this Proxy Voting Policy and Procedures and they will comply with such procedures.

     All existing employees, subsequent to each fiscal year, must certify within a reasonable time period that they have read, understand and have complied with this Proxy Voting Policy and Procedures for the previous fiscal year then ended, as described in Exhibit C attached hereto.

VII. Policies and Procedures Revisions

     This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.

Attachments:

Exhibit A - Proxy Voting Documentation Form

Exhibit B - Certification of Compliance and Understanding of Proxy Voting Policy
            and Procedures (New Employees)

Exhibit C - Certification of Compliance with Proxy Voting Policy and Procedures
            (Existing Employees)

                                    Exhibit A

                           PROXY VOTING DOCUMENTATION

The following issuer is included on the list of potential conflicts as determined by the PIM Proxy Committee. A copy of all documentation supporting the voting decision(s) are to be attached to this form, including a copy/list of the proxy matter(s).

Name of issuer:   __________________________________________
Contractual name of related client:         ____________________________

PROXY INFORMATION:
Date proxy received:                        ____________
Date proxy voted:                           ____________
Date of meeting:                            ____________
Asset Management Unit:                      ____________
Aggregate AMU holdings in issuer:           ____________
Percentage of issuer's shares outstanding:  ____________

CLIENT SERVICE:
Date of last client service visit:          ______________
(If within past 12 months)
Were matters of issuer's proxy discussed?   ______________
(If yes, attach a summary of this discussion)

ANALYST INFORMATION:
Date of last analyst visit to issuer:        ______________
(If within past 12 months)
Were matters of the issuer's proxy discussed? ______________
(If yes, attach a summary of this discussion)

Were there any other influences considered outside of the normal proxy decision process typically followed by the Asset Manager? _______ If yes, please describe.
________________________________________________________________________________

Does the Asset Manager believe that it voted the proxy for the above issuer in what it believes to be in the best economic interest of its client(s)? _______

Name:___________________________                   Date:______________
Title: _________________________
________________________________________________________________________________

Dennis Kass: _______________________________       Date:______________
Chief Executive Officer*

Stephanie Willis:_____________________________     Date:______________
Chief Compliance Officer*

* signature required only if voting against policy

                                    EXHIBIT B

              Certification of Compliance With and Understanding of
                       Proxy Voting Policy and Procedures
                                (New Employees )






     I, _____________________, [ name ]_______________,[ title ], hereby certify that I have read and understand the Proxy Voting Policy and Procedures and that I will comply with such procedures.










                               Signed by:_________________________

                               Title:_____________________________

                               Print Name: _________________________

                               Employment Date:  __________________

                               Date:  ______________________________

                                    EXHIBIT C

              Certification of Compliance With and Understanding of
                       Proxy Voting Policy and Procedures
                                (New Employees )


     I, ____________________, [ name ] _______________ [ title ], hereby certify that I have read, understand and have complied with the Proxy Voting Policy and Procedures for the fiscal period ended December 31, 200_.










                               Signed by:_________________________

                               Title:_____________________________

                               Print Name: _________________________

                               Date:  ______________________________

JENNISON'S DOMESTIC PROXY VOTING GUIDELINES


ELECT DIRECTORS ISSUE CODE 1000


Vote FOR Directors in uncontested elections

The board of directors is in the best position to assess the corporation's needs and to recruit individuals whose skills and experience will help the company elect and monitor the performance of a strong management team.

WITHHOLD votes from any director nominee who has attended less than 75 percent of the board and committee meetings that he or she was scheduled to attend during the previous fiscal year.

Companies need directors who are fully committed to their responsibilities as representatives of the company's owners - the shareholders. To be effective representatives, directors need to attend scheduled meetings, voice their concerns and cast their votes. When directors do not attend meetings, they are unable to contribute to board discussions and deliberations, for which directors are paid. Absentee directors are not fulfilling their fiduciary duties to shareholders. Setting the threshold at 75 percent of the scheduled meetings allows for unexpected emergencies and occasional conflicts. It is also the level that SEC guidelines require a company to disclose in the annual proxy statement.

--------------------------------------------------------------------------------

CONTESTED ELECTION OF DIRECTORS ISSUE CODE 1001


Case by Case

--------------------------------------------------------------------------------

RATIFY SELECTION OF AUDITORS ISSUE CODE 1010

Vote FOR management's selection of accountants to audit the corporation's books and records, unless we are aware of a significant controversy in a particular case (i.e. Arthur Andersen in 2002).

We  will  vote  for   management's   selection  of   accountants  to  audit  the
corporation's books and records, unless we are aware of significant controversy in a particular case.

--------------------------------------------------------------------------------

APPROVE NAME CHANGE ISSUE CODE 1020

Vote FOR a management proposal to change the company's name.

A corporation's management, subject to review by its board of directors, is responsible for running the day-to-day operations of its businesses. Management is best able to judge whether the corporation's name adequately and accurately reflects the business goals of the company.

--------------------------------------------------------------------------------

APPROVE OTHER BUSINESS ISSUE CODE 1030

Vote AGAINST management proposals to approve other business.

Giving management "carte blanche" to vote a proxy undermines the proxy system. Shareholders deserve the opportunity to consider all specific voting items that come up for a vote at a meeting. To simply give away that right because a voting item has, for one reason or another, been omitted from the proxy card could empower management to vote for a proposal that the shareholders would not support.

If a voting matter should arise after the mailing date or during the meeting, the meeting should, if necessary, be postponed and the company should mail supplementary proxy materials so that shareholders may make an informed decision on the proposal.

--------------------------------------------------------------------------------

ADJOURN MEETING ISSUE CODE 1035

Vote FOR a management proposal to adjourn the meeting.

Management is in the best position to evaluate the importance of each issue and if the company would benefit by taking additional time to solicit votes. Adjourning the meeting to a later time will save the company the cost of calling another meeting to decide on the issue

--------------------------------------------------------------------------------

APPROVE TECHNICAL AMENDMENTS ISSUE CODE 1040

Vote FOR a management proposal to make technical amendments to the charter and/or bylaws.

For this guideline, technical amendments include restatements to omit spelling or grammatical errors, elimination of references to classes of stock that are no longer outstanding or applicable, or restatement of the business purpose it if such restatement does not alter the company's purpose. They do not include amendments that could affect shareholder rights or claims on the company or that could be deemed to be anti-takeover measures. The charters of many companies require shareholder approval to restate or amend the company's charter or bylaws. In instances in which shareholder rights are no affected by the restatement, such as a restatement to eliminate grammatical errors, or to change the company's domicile within a state, the restatement is simply a technicality and should be supported because an accurate charter and bylaw is necessary to conduct business.

--------------------------------------------------------------------------------

APPROVE FINANCIAL STATEMENTS ISSUE CODE 1050

Vote FOR a management proposals to approve the company's financial statements for the fiscal year.

This is a routine proposal to be voted in support of management. A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Corporation laws in many countries require firms to present the previous year's accounts to shareholders at the annual meeting.

Vote AGAINST IF it discharges the directors from responsibility for decisions taken over the year.

--------------------------------------------------------------------------------

INCREASE AUTHORIZED COMMON STOCK ISSUE CODE 1100

Vote FOR a management proposal to increase authorized common stock.

We will generally vote FOR an increase in authorized shares, unless it is determined that the increased shares are likely to be used for anti-takeover purposes. If an increase in authorized shares is part of a takeover defense or is considered "excessive" (JALLC determines "excessive" to be more than a 300% dilution), we normally will vote AGAINST an increase.

These proposals are often necessary for the normal operation of an issuer's business. Consequently, a vote in favor is generally recommended.

--------------------------------------------------------------------------------

DECREASE AUTHORIZED COMMON STOCK ISSUE CODE 1101

Vote FOR a management proposal to decrease authorized common stock.

A corporation's management team, subject to review by its board of directors, is responsible for day-to-day operations and strategic planning for the corporation. Management is best qualified to judge the corporation's current and future requirements for capital.

--------------------------------------------------------------------------------

AMEND AUTHORIZED COMMON STOCK ISSUE CODE 1102

Vote CASE-BY-CASE to amend authorized common stock.

--------------------------------------------------------------------------------

APPROVE COMMON STOCK ISSUANCE ISSUE CODE 1103

Vote FOR a management proposal to approve the issuance of authorized common stock.

Vote AGAINST a management proposal to approve the issuance of common stock IF the proposed issuance creates potential dilution of more that 300% of total outstanding voting power before the stock issuance.

--------------------------------------------------------------------------------

APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS 1104

Vote CASE BY CASE

--------------------------------------------------------------------------------

AUTHORIZE PREFERRED STOCK ISSUE CODE 1110

Vote FOR a management proposal to authorize preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to authorize preferred stock IF the board has asked for the unlimited right to set the terms and conditions for the class and may issue the shares for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

--------------------------------------------------------------------------------

INCREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1111

Vote FOR a management proposal to increase authorized preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to increase authorized preferred stock IF the proposed increase creates potential dilution of more than 300% of authorized preferred shares.

Vote AGAINST a management proposal to increase the authorized preferred stock IF the board has asked for (or currently has) the unlimited right to set the terms and conditions of the preferred stock and may issue it for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

--------------------------------------------------------------------------------

DECREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1112

Vote FOR a management proposal to decrease authorized preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for additional capital.

--------------------------------------------------------------------------------

CANCEL SERIES OF PREFERRED STOCK ISSUE CODE 1113

Vote FOR a management proposal to cancel a class or series of preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Typically these preferred shares have already been redeemed by the company.

--------------------------------------------------------------------------------

AMEND AUTHORIZED PREFERRED STOCK ISSUE CODE 1114

Vote FOR a management proposal to amend preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Limiting the ability of management and the board to amend preferred stock is unnecessary and may reduce the corporation's ability to meet its capital needs.

--------------------------------------------------------------------------------

APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK ISSUE CODE 1115

Vote FOR a management proposal to issue preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with the ability to raise additional capital without diluting common shareholders' equity interests. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to approve the issuance of preferred stock IF the voting power represented by the proposed issuance creates potential dilution of more than 300% of the total outstanding voting power before the stock issuance. Vote AGAINST a management proposal to issue preferred stock IF the shares are issued with voting rights superior to those available to other shareholders.

--------------------------------------------------------------------------------

ELIMINATE PREEMPTIVE RIGHTS ISSUE CODE 1120

Vote CASE-BY-CASE on a management proposal to eliminate preemptive rights.

--------------------------------------------------------------------------------

RESTORE PREEMPTIVE RIGHT ISSUE CODE 1121

Vote CASE-BY-CASE on a management proposal to restore preemptive rights.

--------------------------------------------------------------------------------

AUTHORIZE DUAL CLASS STOCK ISSUE CODE 1130

Vote AGAINST a management proposal to authorize dual class common stock

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

--------------------------------------------------------------------------------

ELIMINATE DUAL CLASS STOCK ISSUE CODE 1131

Vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

--------------------------------------------------------------------------------

AMEND DUAL CLASS STOCK ISSUE CODE 1132

Vote AGAINST a management proposal to amend authorized dual class or multiple classes of common stock.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

--------------------------------------------------------------------------------

INCREASE AUTHORIZED DUAL CLASS STOCK ISSUE CODE 1133

Vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stocks.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.


--------------------------------------------------------------------------------

APPROVE SHARE REPURCHASE ISSUE CODE 1140

Vote FOR a management proposal to approve share repurchase.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital and the means for raising such capital.

--------------------------------------------------------------------------------

APPROVE STOCK SPLIT ISSUE CODE 1150

Vote FOR a management proposal to approve a stock split.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future capital structure. We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

--------------------------------------------------------------------------------

APPROVE REVERSE STOCK SPLIT ISSUE CODE 1151

Vote FOR a management proposal to approve a reverse stock split.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future capital structure. We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

--------------------------------------------------------------------------------

APPROVE MERGER/ACQUISITION ISSUE CODE 1200

Vote CASE-BY-CASE on a management proposal to approve merger/acquisition.

The economic impact of each proposal will be analyzed individually.

--------------------------------------------------------------------------------

APPROVE RECAPITALIZATION ISSUE CODE 1209

Vote CASE-BY-CASE on a management proposal to approve re-capitalization.

The economic impact of each proposal will be analyzed individually.

--------------------------------------------------------------------------------

APPROVE RESTRUCTING ISSUE CODE 1210

Vote CASE-BY-CASE on a management proposal to approve restructuring.

The economic impact of each proposal will be analyzed individual

--------------------------------------------------------------------------------

APPROVE BANKRUPTCY RESTRUCTURING 1211

Vote CASE-BY-CASE on a management proposal to approve bankruptcy restructuring.

The economic impact of each proposal will be analyzed individual

--------------------------------------------------------------------------------

APPROVE LIQUIDATION ISSUE CODE 1212

Vote CASE BY CASE

The economic impact of each proposal will be analyzed individual

--------------------------------------------------------------------------------

APPROVE REINCORPORATION ISSUE CODE 1220

Vote FOR a management proposal to approve reincorporation.

A company's board is best qualified to determine the regulatory environment that is best suited to the company's needs. The board should be allowed to take advantage of the statutory structure that it believes offers it the maximum benefits in carrying out its responsibilities. A company may propose a reincorporation for a variety of reasons. These considerations should include the legal structure that best allows the board to respond to real or perceived threats to the corporation and its shareholders. State anti-takeover laws enable management to run the company with a long-term view, free from the distractions of unexpected takeover bids. As a result, these laws are in the best long-term interests of shareholders.

--------------------------------------------------------------------------------

APPROVE LEVERAGED BUYOUT ISSUE COEE 1230

Vote CASE-BY-CASE on a management proposal to approve a leveraged buyout. The economic impact of each proposal will be analyzed individual

--------------------------------------------------------------------------------

APPROVE SPIN OFF ISSUE CODE 1240

Vote CASE-BY-CASE on a management proposal to approve a spin-off.

The economic impact of each proposal will be analyzed individual

--------------------------------------------------------------------------------

APPROVE SALE OF ASSETS ISSUE CODE 1250

Vote CASE BY CASE

The   economic   impact   of  each   proposal   will  be   analyzed   individual

--------------------------------------------------------------------------------

ELIMINATE CUMULATIVE VOTING ISSUE CODE 1300

Vote FOR a management proposal to eliminate cumulative voting.

Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

--------------------------------------------------------------------------------

ADOPT CUMULATIVE VOTING ISSUE CODE 1301

Vote AGAINST a management proposal to adopt cumulative voting.

Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

--------------------------------------------------------------------------------

ADOPT DIRECTOR LIABILITY PROVISION ISSUE CODE 1310

Vote  CASE-BY-CASE  on  a  management   proposal  to  adopt  director  liability
provision.

--------------------------------------------------------------------------------

AMEND DIRECTOR LIABILITY PROVISION ISSUE CODE 1311

Vote  CASE-BY-CASE  on  a  management   proposal  to  amend  director  liability
provision.

--------------------------------------------------------------------------------

ADOPT INDEMNIFICATION PROVISION ISSUE CODE 1321

We generally support these proposals, since they help corporations attract and retain qualified individuals to serve as directors.

Jennison will oppose proposals to indemnify directors for liabilities arising from any of the following:

1.Breach of the director's duty of loyalty
2.Intentional misconduct, acts not in good faith, or acts in knowing violation of the law
3.Acts involving unlawful purchase or redemption of stock
4.Payment of unlawful dividends
5.Receipt of improper personal benefits

--------------------------------------------------------------------------------

APPROVE BOARD SIZE ISSUE CODE 1332

Vote FOR a management proposal to approval board size.

The board of directors and management of the company are in the best position to determine the optimum size of the corporation's board.

Vote AGAINST a management proposal to set the board size IF the proposed minimum board size is less than 4 directors.

--------------------------------------------------------------------------------

NO SHAREHOLDER APPROVAL TO FILL VACANCY ISSUE CODE 1340

Vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Directors serve as the representatives of the shareholders. Shareholders should have the right to approve the appointment of all directors to the board.

--------------------------------------------------------------------------------

GIVE BOARD AUTHORITY TO SET BOARD SIZE ISSUE CODE 1341

Vote AGAINST a management proposal to give the board the authority to set the size of the board without shareholder approval.

Directors represent the interests of shareholders. Shareholders should have the final say in determining the size of the board of directors.

--------------------------------------------------------------------------------

REMOVAL OF DIRECTORS ISSUE CODE 1342

Vote FOR a management proposal regarding the removal of directors.

Vote AGAINST a management proposal regarding the removal of directors IF the proposal limits the removal to cases where there is legal cause. Directors have a fiduciary responsibility to represent all shareholders, as dictated by law. If they fail to adhere to the laws related to their service, they should be removed. Allowing for directors to be removed without legal cause makes it possible for prejudices or whims to enter into the appraisal process.

--------------------------------------------------------------------------------

APPROVE NON-TECHNICAL CHARTER AMENDMENTS ISSUE CODE 1350

Vote AGAINST a management's proposal to approve multiple amendments to the company's certificate of incorporation IF an amendment would have the affect of reducing shareholders' rights.

Limitations of any kind on shareholders' rights should be avoided. In some cases, these proposals include numerous issues bundled into one proposal. Bundling proposals that limit shareholders' rights with other issues that shareholders routinely would approve does not justify approval if ultimately shareholders' rights would in any way be reduced.

--------------------------------------------------------------------------------

APPROVE CLASSIFIED BOARD ISSUE CODE 1400

Vote AGAINST a management proposal to adopt a classified board.

Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include: (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

--------------------------------------------------------------------------------

AMEND CLASSIFIED BOARD ISSUE CODE 1401

Vote AGAINST a management proposal to amend a classified board.

Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include: (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

--------------------------------------------------------------------------------

REPEAL CLASSIFIED BOARD ISSUE CODE 1402

Vote FOR a management proposal to repeal a classified board.

An entire board should be accountable to shareholders annually. With staggered board terms, shareholders' ability to affect the makeup of the board is limited because it would take at least two elections to replace a majority of directors. Classified boards may serve to entrench management. Because only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. Economic studies have shown that adoption of a classified board tends to depress a company's stock price.

--------------------------------------------------------------------------------

ADOPT POISON PILL ISSUE CODE 1410

Vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).

Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

--------------------------------------------------------------------------------

REDEEM POISON PILL ISSUE CODE 1411

Vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

--------------------------------------------------------------------------------

ELIMINATE SPECIAL MEETING ISSUE CODE 1420

Vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.

Limiting or eliminating shareholders' rights to call a special meeting could make it easier for management to thwart a takeover. A potential acquirer may exercise his right to call a shareholders' meeting s the shareholders and not management are able to decide on his offer. Since a limitation on the right to convene a shareholder meeting could have an anti-takeover effect, we will vote against the proposal.

--------------------------------------------------------------------------------

RESTORE SPECIAL MEETING ISSUE CODE 1422

Vote FOR a management proposal to restore shareholders' right to call a special meeting.

The ability of shareholders to ball a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

--------------------------------------------------------------------------------

ELIMINATE WRITTEN CONSENT ISSUE CODE 1430

Vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.

The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

--------------------------------------------------------------------------------

LIMIT WRITTEN CONSENT ISSUE CODE 1431

Vote AGAINST a management proposal to limit shareholders' right to act by written consent.

The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

--------------------------------------------------------------------------------

RESTORE WRITTEN CONSENT ISSUE CODE 1432

Vote FOR a management proposal to restore shareholders' right to act by written consents.

Written consents allow shareholders to initiate actions without calling a special meeting or waiting until the annual meeting. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of thee other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

--------------------------------------------------------------------------------

ADOPT SUPERMAJORITY REQUIREMENT ISSUE CODE 1440

Vote AGAINST a management proposal to establish a supermajority vote provision to approve a merger or other business combination.

Supermajority vote provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Supermajority requirements are often set so high that they discourage tender offers altogether. Economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions. Also, companies sometimes are unable to get a supermajority even when they want it.

--------------------------------------------------------------------------------

AMEND SUPERMAJORITY REQUIREMENT ISSUE CODE 1443

Vote FOR a management proposal to amend a supermajority vote provision to approve a merger or other business combination.

Supermajority vote requirements to approve mergers or other business combinations help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender before they have considered all relevant facts. Requiring supermajority approval of transactions provides protection to minority shareholders.

--------------------------------------------------------------------------------

ELIMINATE SUPERMAJORITY REQUIREMENT ISSUE CODE 1444

Vote FOR a management proposal to eliminate a supermajority vote provision to approve a merger or other business combination.

Supermajority vote requirements stifle bidder interest and discourage tender offers. Shareholder value could suffer if acquisitions or mergers fail to develop because of a voting requirement that makes the transaction's approval uncertain.

--------------------------------------------------------------------------------

ADOPT SUPERMAJORITY LOCK IN ISSUE CODE 1445

Always vote AGAINST this proposal.

Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely.

--------------------------------------------------------------------------------

AMEND SUPERMAJORITY LOCK IN ISSUE CODE 1446

Always vote AGAINST this proposal.

Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely

--------------------------------------------------------------------------------

ELIMINATE SUPERMAJORITY LOCK IN ISSUE CODE 1447

Vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Supermajority vote requirements detract from a simple majority's power to enforce its will. In many cases, the high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making passage of the proposed action all but impossible.

--------------------------------------------------------------------------------

CONSIDER NON-FINANCIAL EFFECTS OF MERGER ISSUE CODE 1450

Vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

The traditional method of corporate governance requires that corporate officers and directors fulfill their fiduciary duty and recognize their first priority is to the owners of their corporation, its shareholders. "Stakeholder" provisions authorize the board to consider factors other than their fiduciary obligation to shareholders. These provisions undermine the preeminence of shareholders. The provisions seek to allow directors to take into account a wide range of discretionary considerations when evaluating a business proposal. As a result, management could cite the effect on other constituencies to justify rejecting a takeover offer that might be in the best interests of the shareholders.

--------------------------------------------------------------------------------

ADOPT FAIR PRICE PROVISION ISSUE CODE 1460

Vote FOR a management proposal to establish a fair price provision.

Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender heir holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders. These provisions are designed to protect shareholders in the event the corporation is acquired under a plan not approved by the Board. Normally, they require that any tender offer made by a third party be made to all shareholders at the same price. Fair pricing provisions attempt to limit "two-tiered takeovers", where a bidder initially offers a premium for enough shares to garner control and thereafter offers a much lower price to the remaining holders (usually smaller investors). Most of these provisions do not apply if an offer is approved by a target's board or if the bidder obtains a specified level of approval from the target's shareholders. While we support fair pricing provisions, we will not vote for them if they are tied to other anti-takeover provisions (such as excessive supermajority rules) that we oppose. Vote FOR a management proposal to establish a fair price provision.

--------------------------------------------------------------------------------

AMEND FAIR PRICE PROVISION ISSUE CODE 1461

Vote AGAINST a management proposal to amend a fair price provision.

Fair price provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Some economic studies have shown slight negative stock price effects on the adoption of fair price amendments. These provisions often include supermajority vote requirements, which are so high that shareholders feel they may discourage tender offers altogether.

--------------------------------------------------------------------------------

REPEAL FAIR PRICE PROVISION ISSUE CODE 1462

Vote AGAINST a management proposal to repeal a fair price provision.

Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.

--------------------------------------------------------------------------------

ADOPT ANTI GREENMAIL PROVISION ISSUE CODE 1470

Vote FOR a management proposal to limit the payment of greenmail.

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to payments that a raider receives from a company in exchange for the raider's shares and a guarantee he will terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image, among both business associates and consumers. Economic studies show that greenmail devalues a company's stock price.

--------------------------------------------------------------------------------

ADOPT ADVANCE NOTICE REQUIREMENT ISSUE CODE 1480

Vote AGAINST a management proposal to adopt advance notice requirements.

Advance notice limits shareholders' right to present business or nominate directors at the annual meeting. Limiting shareholders' rights by assuring that management has complete knowledge of all presentations and shareholder nominations serves to entrench management by providing it time to counterattack any issue that it does not support, or by allowing it to dismiss business or a shareholder's nomination for director if not presented in accordance with the notice provisions.

--------------------------------------------------------------------------------

OPT OUT OF STATE TAKEOVER LAW ISSUE CODE 1490

Vote CASE BY CASE

--------------------------------------------------------------------------------

OPT INTO STATE TAKEOVER LAW ISSUE CODE 1491

Vote CASE BY CASE

--------------------------------------------------------------------------------

ADOPT STOCK INCENTIVE PLAN ISSUE CODE 1500

Vote CASE-BY-CASE on a management proposal to adopt a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.


DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AND

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

--------------------------------------------------------------------------------

AMEND STOCK INCENTIVE PLAN ISSUE CODE 1501

Vote CASE-BY-CASE on a management proposal to amend a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.
     "Evergreen" Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans, which permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

--------------------------------------------------------------------------------

ADD SHARES TO STOCK INCENTIVE PLAN ISSUE CODE 1502

Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.


Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding. "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

--------------------------------------------------------------------------------

LIMIT PER-EMPLOYEE AWARD ISSUE CODE 1503

Vote CASE-BY-CASE on a management proposal to limit per-employee annual option awards.

--------------------------------------------------------------------------------

EXTEND TERM OF STOCK INCENTIVE PLAN ISSUE CODE 1505

Vote CASE BY CASE

Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.


Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding. "Evergreen"

Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

--------------------------------------------------------------------------------

ADOPT DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1510

Vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

--------------------------------------------------------------------------------

AMEND DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1511

Vote AGAINST a management proposal to amend a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

--------------------------------------------------------------------------------

ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1512

Vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison further believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

--------------------------------------------------------------------------------

ADOPT EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1520

Vote CASE-BY-CASE on a management proposal to adopt an employee stock purchase plan.

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the equity dilution represented by the proposed plan, as calculated by IRRC, is more than 10%

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans that allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

--------------------------------------------------------------------------------

AMEND EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1521

Vote CASE-BY-CASE on a management proposal to amend an employee stock purchase plan.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

--------------------------------------------------------------------------------

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1522

Vote CASE-BY-CASE on a management proposal to add shares to an employee stock purchase plan.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the dilution represented by this proposal is more than 10% of the outstanding common equity.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%).

--------------------------------------------------------------------------------

ADOPT STOCK AWARD PLAN ISSUE CODE 1530

Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for executives.


DILUTION:
Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

--------------------------------------------------------------------------------

AMEND STOCK AWARD PLAN ISSUE CODE 1531

Vote CASE-BY-CASE on a management proposal to amend a stock award plan for executives.


DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

--------------------------------------------------------------------------------

ADD SHARES TO STOCK AWARD PLAN ISSUE CODE 1532

Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for executives.


DILUTION:
Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AND

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

--------------------------------------------------------------------------------

ADOPT DIRECTOR STOCK AWARD PLAN ISSUE CODE 1540

Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for non-employee directors.

Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the dilution represented by this proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than 15%.


In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Furthermore, Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

--------------------------------------------------------------------------------

AMEND DIRECTOR STOCK AWARD PLAN ISSUE CODE 1541

Vote CASE-BY-CASE on a management proposal to amend a stock award plan for non-employee directors.

Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution represented by this proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

--------------------------------------------------------------------------------

ADD SHARES TO DIRECTOR STOCK AWARD PLAN ISSUE CODE 1542

Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for non-employee directors.


Vote AGAINST a management proposal to a stock award plan for non-employee directors IF the dilution represented by the proposal is more than 10% of the outstanding common stock.

AND

Vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

--------------------------------------------------------------------------------

APPROVE ANNUAL BONUS PLAN ISSUE CODE 1560

Vote CASE-BY-CASE on a management proposal to approve an annual bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

Vote AGAINST a management proposal to approve an annual bonus plan IF the maximum per-employee payout is not disclosed.

The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the maximum per-employee payouts may cost an exemption from the $1 million limit on the amount of "non-performance-based pay" that a public company may deduct for income tax purposes. As a result, all management proposals to approve bonus plans that do not disclose maximum per-employee payouts should be opposed.

Vote AGAINST a management proposal to approve an annual bonus plan IF performance criteria are not disclosed.

Shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.

--------------------------------------------------------------------------------

APPROVE SAVINGS PLAN ISSUE CODE 1561

Vote FOR a management proposal to adopt a savings plan.

The Internal Revenue Service limits the extent to which "highly paid" employees may participate in company-sponsored employee stock purchase plans and savings plans such as 401k savings plans. These proposals allow highly paid executives to enjoy the benefits extended to a broad base of company employees.

--------------------------------------------------------------------------------

APPROVE OPTION/STOCK AWARDS ISSUE CODE 1562

Vote CASE-BY-CASE on a management proposal to grant a one-time stock option.

Vote AGAINST a management proposal to grant a one-time stock option IF the option is priced at less than 90% of the fair market value on the grant date.

Vote AGAINST a management proposal to grant one-time option/stock award IF the dilution represented by the award, as calculated by IRRC, is more than 10% percent.

Vote AGAINST a management proposal to approve a stock option or stock award IF minimum equity overhang from all company plans including this proposal, as calculated by IRRC, is more than 15% of the total outstanding common equity.

--------------------------------------------------------------------------------

ADOPT DEFERRED COMPENSATION PLAN ISSUE CODE 1563

Vote CASE-BY-CASE on a management proposal to adopt a deferred compensation plan.

--------------------------------------------------------------------------------

APPROVE LONG-TERM BONUS PLAN ISSUE CODE 1564

Vote FOR a management proposal to approve a long-term bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

Vote AGAINST a management proposal to approve a long-term bonus plan IF the maximum per-employee payout is not disclosed.

The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the performance criteria used to generate executive bonus payouts may cost an exemption from the $1 million limit on the amount of "non-performance based pay" that a public company may deduct for income tax purposes. In addition, shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.

--------------------------------------------------------------------------------

APPROVE EMPLOYMENT AGREEMENTS ISSUE CODE 1565

Vote FOR a management proposal to approve an employment agreement or contract.

Employment agreements/contracts are necessary to attract, retain and motivate executives. Companies must offer these arrangements to key executives to remain competitive.

--------------------------------------------------------------------------------

AMEND DEFERRED COMPENSATION PLAN ISSUE CODE 1566

Vote FOR a management proposal to amend a deferred compensation plan.

Companies frequently sponsor deferred compensation plans that allow executives and non-employee directors to defer pay and any related taxes until some later date. The deferred amounts usually may be deposited into interest-bearing accounts or invested in company stock accounts. Frequently, payouts under deferred compensation plans are made in cash. These plans represent a fairly standard component of executive and non-employee director compensation packages. Since these plans do not constitute a significant addition to executive and non-employee director pay packages, proposals to adopt deferred compensation plans should be supported.

--------------------------------------------------------------------------------

EXCHANGE UNDERWATER OPTIONS ISSUE CODE 1570

Vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

Shareholders are harmed by the practice of re-pricing or replacing so-called "underwater" options. This practice constitutes a giveaway to executives.

Shareholders do not have the same protection from falling prices. It negates the notion of tying management incentives to stock performance.

--------------------------------------------------------------------------------

AMEND ANNUAL BONUS PLAN ISSUE CODE 1581

Vote FOR a management proposal to amend an annual bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

--------------------------------------------------------------------------------

REAPPROVE OPTION/BONUS FOR OBRA ISSUE CODE 1582

Vote FOR a management proposal to re-approve a stock option or bonus plan for satisfying requirements of the OBRA.

Incentive plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since incentive plans are generally tied to performance, these proposals should be supported.

Maintaining performance-based qualifications under Section 162(m) are important so that the company is not charged an accounting expense for the compensation issued under these plans.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan IF the maximum per-employee payout is not disclosed.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees if performance criteria are not disclosed.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees IF the company authorized the re-pricing or replacement of underwater options without shareholder approval within the past three years.

--------------------------------------------------------------------------------

AMEND LONG TERM BONUS PLAN ISSUE CODE 1586

Vote FOR a management proposal to amend a long-term bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

--------------------------------------------------------------------------------

SP-SHAREHOLDER APPROVAL OF AUDITIORS ISSUE CODE 2000

Vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

The company, through the audit committee, is in the best position to select an auditor. Shareholders should defer to management in this matter.

--------------------------------------------------------------------------------

SP-AUDITORS MUST ATTEND ANNUAL MEETING ISSUE CODE 2001

Vote AGAINST a shareholder proposal calling for auditors to attend the annual meeting.

Meeting attendance by the auditor serves no useful purpose, since the Securities and Exchange Commission mandates detailed financial disclosure by the company in its annual report, 10-K and other filings.

--------------------------------------------------------------------------------

SP-LIMIT CONSULTING BY AUDITORS ISSUE CODE 2002

Vote AGAINST a shareholder proposal to limit consulting by a company's independent auditors.

The Sarbanes-Oxley Act of 2002 ("the Act") contains provisions that establish safeguards that promote auditor independence. Since the Act requires audit committees to pre-approve non-audit services, there is no need to set arbitrary limitations on the provision of these services. An independent oversight board, which the SEC oversees, is responsible for setting audit, quality control, and ethical standards for audits and is responsible for inspecting, investigating and disciplining firms and their accountants. Subject to regulatory restrictions, audit committees should have discretion to determine whether to use their outside audit firm or another firm for services not related to the audit process. An accountant's familiarity with the company's financial structure, gained through providing non-audit services, can improve the quality of the audit.

--------------------------------------------------------------------------------

SP-ROTATE AUDITORS ISSUE CODE 2003

Vote AGAINST a shareholder proposal asking the company to rotate its auditors.

Mandatory auditor rotation could prevent an auditor from developing a detailed understanding of a company's business, operations, systems, legal structure and accounting practices, and therefore, would reduce the quality and efficiency of the audit process. In addition, it could be costly to the company. Because of the limited pool of accounting firms, auditor rotation may be difficult to implement.

--------------------------------------------------------------------------------

SP-RESTORE PREEMPTIVE RIGHTS ISSUE CODE 2010

Vote FOR a shareholder proposal to restore preemptive rights.

In the absence of preemptive rights, direct stock issuances dilute the positions of stockholders. These rights permit investors to maintain their relative equity position in a company. Preemptive rights reinforce the notion that shareholders own the corporation and are entitled to anything of value distributed by the company, including the opportunity to buy potentially valuable new securities. These rights enable shareholders to maintain their proportional ownership in a company and preserve their voting interests. Moreover, studies indicate that preemptive rights offerings are less expensive than underwritten offerings.

--------------------------------------------------------------------------------

SP-STUDY SALE OR SPIN-OFF ISSUE CODE 2030

Vote CASE BY CASE

--------------------------------------------------------------------------------

SP-ADOPT CONFIDENTIAL VOTING ISSUE CODE 2100

Vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of proxy ballots.

The entire corporate governance system is built on the foundation of the proxy voting process. If the voting system is not fair, the system will not work. It is essential that corporations provide confidential treatment to shareholders and tabulation by a third party for all proxies, ballots and voting authorizations. Proxy voting should be conducted under the same rules of confidentiality that apply to voting in political elections. Open balloting allows companies to re-solicit shareholders to urge them to change their votes--which shareholder proponents do not have an opportunity to do--and creates an opportunity for coercion. Confidential voting minimizes the possibility that shareholders, especially money managers, will be subject to conflicts of interests. Any minimal costs that must be incurred in implementing a confidential voting policy are outweighed by the benefits to shareholders.

--------------------------------------------------------------------------------

SP-COUNTING SHAREHOLDER VOTES ISSUE CODE 2101

Vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

The true measure of support in any voting system is the number of votes cast for and against a particular proposal. A ballot marked "abstain" or a non-vote represents the absence of any real indication of support. When such votes are tabulated, however, they have the effect of a vote against the resolution.

--------------------------------------------------------------------------------

SP-NO DISCRETIONARY VOTING ISSUE CODE 2102

Vote FOR a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

The board of directors should not have the right to vote signed but unvoted ballots. The true measure of support in any voting system is the number of votes cast for and against a particular proposal. An unmarked ballot represents the absence of any real indication of support.

--------------------------------------------------------------------------------

SP-EQUAL ACCESS TO THE PROXY ISSUE CODE 2110

Vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.

--------------------------------------------------------------------------------

SP-IMPROVE MEETING REPORTS ISSUE CODE 2120

Vote AGAINST a shareholder proposal to improve annual meeting reports.

SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.

--------------------------------------------------------------------------------

SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2130

Vote AGAINST a shareholder proposal to change the annual meeting location.

The location of the annual meeting is a non-issue. Attendance at the meeting by proxy is always an option. The vast majority of shareholders choose not to attend annual meetings in person, even those that are held in major metropolitan areas. Keeping it at a fixed location can be cost-effective and reasonable, and it is best to leave the issue to the discretion of management and the board.

--------------------------------------------------------------------------------

SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2131

Vote AGAINST a shareholder proposal to change the annual meeting date.

Changing the annual meeting date could delay the annual meeting and result in increased costs by requiring separate mailings of the proxy statement and the annual report. In addition, because the fiscal years of many companies end in December, meeting date conflicts are inevitable. Finally, most shareholders do not attend the annual meetings in person and choose to do so by proxy.

--------------------------------------------------------------------------------

SP-BOARD INCLUSIVENESS ISSUE CODE 2201

Vote FOR a shareholder proposal asking the board to include more women and minorities as directors.

Diversity on the board is important. A vote for a non-binding shareholder proposal seeking to increase the participation of women and minorities on the board sends the proper signal to the board, but it does not compromise the flexibility of the board to search for the best possible candidates.

--------------------------------------------------------------------------------

SP-INCREASE BOARD INDEPENDENCE ISSUE CODE 2202

Vote AGAINST a shareholder proposal to increase board independence.

The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders without being hindered by arbitrary limits. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined. The use of an arbitrary standard for "independence" would limit the board's ability to nominate the best candidates.

--------------------------------------------------------------------------------

SP-DIRECTOR TENURE/RETIREMENT AGE ISSUE CODE 2203

Vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

We believe that experienced board members can bring continuity and insight into the management of a company. Term limits may result in the loss of good board members. Therefore, we will vote against term limit proposals.

--------------------------------------------------------------------------------

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS ISSUE CODE 2204

Vote FOR a shareholder proposal to require minimum stock ownership by directors.

We encourage directors to own stock and thereby more closely align themselves with the stockholders. We recognize that management may choose to seek directors from a wide range of economic backgrounds. We believe, therefore, that minimum stock ownership requirement should be set at reasonable levels

--------------------------------------------------------------------------------

SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD ISSUE CODE 2205

Vote CASE BY CASE

--------------------------------------------------------------------------------

SP-DIRECTOR'S ROLE IN CORPORATE STRATEGY ISSUE CODE 2206

Vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

Strategy planning tasks are within the normal definition of the directors' role and do not need to be specifically disclosed, and/or are adequately defined in most companies' existing documents. Too much disclosure regarding strategy formation may put the company at a competitive disadvantage.

--------------------------------------------------------------------------------

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE ISSUE CODE 2210

Vote FOR a shareholder proposal calling for an all-independent nominating committee.

These proposals suggest that an independent nominating committee (without any management representatives) be established to choose new board candidates. Proponents of this amendment suggest that an independent nominating committee is essential to ensure an independent and accountable board. We agree. Management can be involved in the selection of outside directors by providing recommendations to the nominating committee

--------------------------------------------------------------------------------

SP-CREATE NOMINATING COMMITTEE ISSUE CODE 2211

Vote FOR a shareholder proposal to create a nominating committee of the board.

Directors represent shareholder interests and are responsible for selecting and monitoring the corporation's management team. As a result, a nominating committee should be established to ensure that the most qualified directors, including individuals who are free of ties to incumbent management, are nominated to the board. A nominating committee would focus on the structure and membership of the entire board and would allow the full board to concentrate on other issues.

--------------------------------------------------------------------------------

SP-CREATE SHAREHOLDER COMMITTEE ISSUE CODE 2212

Vote FOR a shareholder proposal urging the creation of a shareholder committee.

Shareholder committees provide shareholders with forums to channel their views to the board. These committees also give shareholders an opportunity to discuss issues relevant to their investments in corporations.

--------------------------------------------------------------------------------

SP-INDEPENDENT BOARD CHAIRMAN ISSUE CODE 2214

Vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

The directors owe a fiduciary duty to shareholders to enhance the long-term value of the corporation. The board of directors is in the best position to assess the corporation's needs and to create the best possible structure of the company's management. The requirement for an independent chairman would add an unnecessary layer of bureaucracy to the management of the company and could dilute the power of the CEO to provide effective leadership. The board should be able to turn to a non-employee chairman when the circumstances dictate, such as an unexpected vacancy or a transitional period. But arbitrarily forcing a split of the jobs of CEO and chairman of the board may not be in the best interest of the corporation.

--------------------------------------------------------------------------------

SP-LEAD DIRECTOR ISSUE CODE 2215

Vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

The directors are elected to oversee the corporation on behalf of the owners--the shareholders. A lead director can act as an independent conduit of communication to the board and often is encouraged when the CEO also holds the board chair position. A lead director would be responsible for coordinating the non-employee director's evaluation of the board's performance and the contribution of each board member. Implementation of this proposal would establish a formal structure to promote an active role by independent directors on the board.

--------------------------------------------------------------------------------

SP-ADOPT CUMULATIVE VOTING ISSUE CODE 2220

Vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

Cumulative voting may give minority shareholders too much voting control and may divide the board into conflicting special interests, undermining the board's ability to work in the best interests of all shareholders.

--------------------------------------------------------------------------------

SP-REQUIRE NOMINEE STATEMENT IN PROXY ISSUE CODE 2230

Vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

The board is best qualified to select the nominees for the board. Directors are usually selected after a search process that includes personal interviews and background checks. The company should only be required to comply with the Securities and Exchange Commission's disclosure requirements for each nominee and the implementation of this proposal would put the company at a competitive disadvantage. Forcing directors to comply with any further requirements may discourage qualified individuals from serving on the board.

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                                      D-186

SP-DOUBLE BOARD NOMINEES ISSUE CODE 2231

Vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.

This type of election system would create a political environment in which nominees compete with each other for the available board seats. The appropriate role of the directors is to present shareholders with a slate of director candidates who are most qualified and who are ready, willing and able to oversee the management of a company's affairs. The implementation of this proposal would make the recruitment of potential directors more difficult and would preclude the board from fulfilling its fiduciary responsibility of advising shareholders on matters in which they are asked to vote.

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SP-DIRECTOR LIABLILITY ISSUE CODE 2240

Vote FOR a shareholder proposal to make directors liable for acts or omissions that constitutes a breach of fiduciary care resulting from a director's gross negligence and/or willful neglect.

Directors' business decisions while serving on a board can involve serious consequences. Their conduct can have a large impact, financially and otherwise, on the welfare of a company and its shareholders. Increasing directors' personal accountability for their actions on the board will encourage directors to uphold their fiduciary duties in making these business decisions. This will cause directors to conduct themselves with increased diligence, and will help prevent corruption and negligence among the board.

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SP-REPEAL CLASSIFIED BOARD ISSUE CODE 2300

Vote FOR a shareholder proposal to repeal a classified board.

Classified boards may serve to entrench management. Since only a minority of the directors stand for election each year, shareholders do not have the ability to out any other directors who may be acting in a fashion that is against the interests of shareholders.

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SP-REDEEM OR VOTE ON POISON PILL ISSUE CODE 2310

Vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill/shareholder rights plan.

Poison pill plans go to the heart of who owns the company - shareholders or the board. Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pill plans may harm shareholder value, and can entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pill plans are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders.

Pill plans may tend to depress stock price and promote poor corporate performance. Several studies and other analyses point to a drop in share value at the time of the adoption of a rights plan. Shareholders, not the directors, are best qualified to determine when and for what price they will sell their shares.

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SP-ELIMINATE SUPERMAJORITY PROVISION ISSUE CODE 2320

Vote FOR a shareholder proposal that seeks to eliminate supermajority vote requirements.

Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

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SP-REDUCE SUPERMAJORITY PROVISION ISSUE CODE 2321

Vote FOR a shareholder proposal that seeks to reduce supermajority vote requirements.

Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

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SP-REPEAL FAIR PRICE PROVISION ISSUE CODE 2324

Vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

Fair price provisions help guard against two-tiered tender offers in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with such an offer may force shareholders to tender before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.

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SP-RESTORE RIGHT TO CALL A SPECIAL MEETING ISSUE CODE 2325

Vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.

The ability of shareholders to call a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

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SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT ISSUE CODE 2326

Vote FOR a shareholder proposal to restore shareholders' right to act by written consents.

Written consent allows shareholders to initiate actions without calling a special meeting or waiting until the annual meeting.

Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

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SP-PROHIBIT TARGETED SHARE PLACEMENT ISSUE CODE 2330

Vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

The corporation's management team, subject to the review of the board of directors, is responsible for the company's day-to-day operations and strategic planning. As a result, it is best suited to judge the corporation's current and future requirements for raising additional capital. Targeted share placements are less expensive to execute than issuing stock, do not require the high interest rate of traditional debt and can be structured to benefit a limited number of parties. Placing limits on the ability of management and the board to issue blocks of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

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SP-OPT OUT OF STATE TAKEOVER STATUTE ISSUE CODE 2341

Vote CASE-BY-CASE on a shareholder proposal seeking to force the company to opt out of a state anti-takeover statutory provision.

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SP-REINCORPORATION ISSUE CODE 2342

Vote AGAINST a shareholder proposal to reincorporate the company in another state.

The board is best qualified to determine the state regulatory environment that is best suited to the company's needs. The board must have the flexibility to take advantage of the appropriate statutory structure that it believes offers it the flexibility to respond to real or perceived threats to the corporation and its shareholders. Economic studies on state anti-takeover statutes have yielded mixed results. Some studies have found that the adoption of state laws has no significant impact on share value. As a result, there is no clear evidence that the adoption of anti-takeover statutes affect share value or that such laws deter takeovers.

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SP-ADOPT ANTI-GREENMAIL PROVISION ISSUE CODE 2350

Vote FOR a shareholder proposal to limit greenmail payments.

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to a payment that a raider receives from a company in exchange for the raider's shares and a guarantee to terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on corporate image, among both business associates and consumers. Some economic studies show that greenmail devalues a company's stock price.

--------------------------------------------------------------------------------

RESTRICT EXECUTIVE COMPENSATION ISSUE CODE 2400

Vote AGAINST a shareholder proposal to restrict executive compensation.

Compensation packages may serve to align executive and shareholder interests. Shareholders should not seek to micromanage the board's executive compensation systems, and should defer to the judgment of the board in these matters.

Vote AGAINST a shareholder proposal to restrict executive compensation IF the proposal attempts to limit executive pay without linking compensation to a financial performance measure.

Executive pay levels can be excessive, which becomes a particular concern when pay levels are not tied sufficiently to financial performance. Linking pay to performance is a key issue for shareholder value, and proposals urging such a link merit support.

--------------------------------------------------------------------------------

SP-DISCLOSE EXECUTIVE COMPENSATION ISSUE CODE 2401

Vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

In 1992, the Securities and Exchange Commission amended the proxy statement disclosure requirements for executive pay. Disclosure of executive compensation beyond what the SEC requires provides no new meaningful information to shareholders and is unnecessary

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SP-RESTRICT DIRECTOR COMPENSATION ISSUE CODE 2402

Vote AGAINST a shareholder proposal to restrict director compensation.

Compensation packages are necessary to attract, motivate and retain qualified directors. Compensation packages may serve to align director and shareholder interests. Shareholders should not seek to micro-manage the board's existing compensation systems, and should defer to the judgment of the board in these matters.

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SP-CAP EXECUTIVE PAY ISSUE CODE 2403

Vote AGAINST a shareholder proposal to cap executive pay.

Pay caps are not in the best interests of shareholders. Caps may put a company at a competitive disadvantage by negatively affecting its ability to attract, motivate and retain highly qualified executives. A company using pay caps may risk getting stuck with mediocre managers and losing its best talent to higher paying companies.

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SP-PAY DIRECTORS IN STOCK ISSUE CODE 2405

Vote AGAINST a shareholder proposal calling for directors to be paid solely with company stock.

Compensation packages are necessary to attract, motivate and retain qualified directors. Shareholders should not seek to micromanage the board's compensation systems, and should defer to the judgment of the board in determining the proper balance of directors' compensation packages.

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SP-APPROVE EXECUTIVE COMPENSATION ISSUE CODE 2406

Vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

Shareholders do not have the expertise necessary to determine appropriate and competitive pay levels. Directors are elected by shareholders to oversee the management of the company. Shareholders should defer to the judgment of the board in these matters

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SP-RESTRICT DIRECTOR PENSIONS ISSUE CODE 2407

Vote FOR a shareholder proposal calling for the termination of director retirement plans.

Retirement benefits for non-employee directors are unnecessary and inappropriate. These plans may create a conflict of interest by encouraging directors to remain on the board for no other reason than to receive retirement benefits. Few companies provide these benefits to shareholders.

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                                      D-191

SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE ISSUE CODE 2408

Vote AGAINST shareholder proposals that ask management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

While proposals asking companies to link pay to social performance ostensibly relate to executive compensation, the real intent of the proposal is to change company practices on employee and environmental issues, which fall within the realm of ordinary business matters that should be left to the judgment of managers. Pay should be linked to financial performance, and non-financial criteria can cloud the picture. To the extent that pay should include non-financial criteria, the board should exercise its judgment on appropriate measures, and not be pushed on this issue by shareholders.

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SP-NO REPRICING OF UNDERWATER OPTIONS ISSUE CODE 2409

Vote FOR a shareholder resolution seeking shareholder approval to re-price or replace underwater stock options.

Stock options can be very lucrative for employees and are justified because they provide a key element in compensation packages aligning the interest of executives with that of shareholders. However, stock options are valuable only if the stock price increases from the day the option is granted. Programs that allow the company to re-price or replace underwater options (turn in options with exercise prices above the current market value of the stock for new options at or below the market value) eliminate the downside exposure executives face to a fall in the stock's price.

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SP-GOLDEN PARACHUTES ISSUE CODE 2414

Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

Golden parachutes, which are severance packages contingent upon a change in control, are in the best interests of shareholders. Since parachutes provide specified benefits, they ensure that executives will continue to devote their time and attention to the business despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs. Even during periods free from takeover threats, golden parachutes are in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have also become a standard component of executive pay packages, so the packages help companies offer competitive compensation packages. In light of these reasons, the board of directors should have the discretion to adopt future golden parachutes.

Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes IF the highest payout formula of current agreements does not exceed 3 times an executive's salary and bonus.

Even during periods free from takeover threats, golden parachutes, which are severance packages contingent upon a change in control, are frequently in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have become a standard component of executive pay packages, and may be necessary to remain competitive in attracting key executives. While golden parachutes may be in the best interests of shareholders, some may be excessive. Golden parachutes should be opposed if the potential payouts to any of the covered executives exceed the level set forth in this guideline.

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SP-AWARD PEFORMANCE BASED STOCK OPTIONS ISSUE CODE 2415

Vote AGAINST a shareholder resolution seeking to award performance-based stock options.

Stock options generally are awarded at the fair market value on the day they are granted. Executives should benefit from any increase in the value of the stock after the option is granted, just as shareholders realize the increased value of their holdings.

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SP-EXPENSE STOCK OPTIONS ISSUE CODE 2416

Vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report. Most companies report the cost of stock options on a pro-forma basis in a footnote in the annual report, rather than include the option costs in determining operating income.

Companies will likely cut back on option grants if they are considered an expense, which will ultimately hurt rank and file employees. There is no reliable and standard way to calculate the value of options. Current valuation methods, like the Black-Scholes method, were designed to price short-term tradable options and depend on speculative assumptions. In addition, options are not an expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Current disclosure is sufficient as the costs are already disclosed in the notes to financial statements in the company's 10-K filing

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SP-PENSION FUND SURPLUS ISSUE CODE 2417

Vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

Executive incentive compensation should be determined without regard to any pension fund income, so that the compensation of senior executives will be more closely linked to their performance in managing the business. We believe that using "vapor profits," defined as pension fund earnings, in compensation calculations unfairly boost payouts and awards, and distorts the principle of pay for performance. We believe that only true operating income should be considered in determining executive compensation. This would discourage companies from using pension accounting to manage their earnings by changing assumptions to boost the amount of pension income that can be factored into operating income. It may also discourage companies from boosting pension income at the expense of employees and retirees by reducing anticipated benefits or withholding improved benefits.

--------------------------------------------------------------------------------

SP-CREATE COMPENSATION COMMITTEE ISSUE CODE 2420

Vote FOR a shareholder proposal to create a compensation committee.

Compensation decisions and policies for executive pay should be made by a committee, and this committee should be composed of directors who are not employed by the company and do not have significant personal or business relationships with the company. This ensures that executive pay decisions are made in the best interests of shareholders by directors who are free from potential conflicts of interest.

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SP-HIRE INDEPENDENT COMPENSATION CONSULTANT ISSUE CODE 2421

Vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

Setting an arbitrary standard for the compensation committee is unnecessary and not in the best interests of shareholders. Directors are elected by shareholders to oversee the management of the company, and shareholders should defer to their judgment in establishing the composition and membership of board committees.

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SP-INCREAS3E COMPENSATION COMMITTEE INDEPENDENCE ISSUE CODE 2422

Vote AGAINST a shareholder proposal to increase the independence of an audit committee.

The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders without being hindered by arbitrary rules. In addition, regulatory rules ensure the independence of these committees. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined.

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SP-INCREASE KEY COMMITTEE INDEPENDENCE ISSUE CODE 2501

Vote FOR a shareholder proposal to increase the independence of the board's key committees.

Directors are charged with selecting and monitoring the corporation's management team. The board must be structured to encourage nominations of "independent" directors--individuals who are free of ties to management. The best way to accomplish this is to limit membership on the board's key committees to directors who have no ties to the company other than those relationships created as a result of their service on the board.

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SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY ISSUE CODE 3000

Vote AGAINST shareholder proposals that ask management to develop or report on their human rights policies.

Asking management to develop or promote human rights policies could expose its business in certain countries to political retaliation and loss of market share or government contracts. The promotion of human rights overseas is the responsibility of the citizens and governments of those countries and of international diplomacy. We therefore believe it is inappropriate to ask management to develop or report on human rights policies.

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SP-REVIEW OPERATION'S IMPACT ON LOCAL GROUPS ISSUE CODE 3005

Vote AGAINST shareholder proposals that ask management to review or report on its operations' impact

We believe that it is not management's responsibility, but government's, to review, resolve or adjudicate such conflicts.

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SP-BURMA-LIMIT OR END OPERATIONS ISSUE CODE 3030

Vote AGAINST shareholder proposals that ask management to cut financial and business ties to Burma's military regime, or to withdraw from or suspend operations in Burma.

The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate.

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SP-BURMA-REVIEW OPERATIONS ISSUE CODE 3031

Vote AGAINST shareholder proposals that ask for a comprehensive report on operations in or contracting from Burma.

The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate. .

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                                      D-195

SP-CHINA NO USE OF FORCED LABOR ISSUE CODE 3040

Vote AGAINST a shareholder proposals that ask management to certify that company operations are free of forced labor.

We are satisfied that the company maintains reasonable safeguards against developing relationships with organizations that use forced labor. In addition, the attempt to influence such labor practices could complicate commercial and political relationships that may be important to the company. Thus, the certification proposal is unnecessary.

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SP-CHINA ADOPT CODE OF CONDUCT ISSUE CODE 3041

Vote AGAINST shareholder proposals that ask management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China or of similar codes.

We believe adoption of the code would be inappropriate because U.S. companies should not engage in the internal political affairs of host countries to press for human rights. Moreover, management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations.

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SP-REVIEW MILITARY CONTRACTING CRITERIA ISSUE CODE 3100

Vote AGAINST shareholder proposals that ask management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

The resolution is unnecessary and inappropriate because management, in the course of pursuing its routine business interests, already considers, acts on, and releases information on many of the criteria that are of concern to the resolution's proponents. Requiring management to create and publicize a special set of guidelines to govern the way it arrives at, and implements, decisions regarding its Pentagon contracts would constitute an unnecessary duplication of effort, a distraction and a costly burden on the company.

Moreover, the proponents of the resolution are motivated by political and ideological considerations, which are most appropriately addressed in forums other than corporate proxy statements and annual meetings.

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SP-REVIEW ECONOMIC CONVERSION ISSUE CODE 3110

Vote AGAINST shareholder proposals that ask management to create a plan for converting company facilities that are dependent on defense contracts toward production for commercial markets.

Conversion planning and forays by defense contractors into commercial markets historically have resulted in unacceptably high rates of failure. The preferred solution to the displacements posed by downturns in defense spending is to allow market forces to run their course, and to allow management to respond to the changing market environment to the best of its ability, unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.

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SP-REVIEW SPACE WEAPONS ISSUE CODE 3120

Vote AGAINST shareholder proposals that ask management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

Responsibility for deciding whether developing a certain military technology is essential for the nation's defense resides exclusively with the executive and legislative branches of the U.S. government. Defense contractors have an obligation to participate in programs deemed by our elected officials to be in the national interest. Asking a defense contractor to publicly address the issue of its participation in the development of ballistic missile defense technologies and related space systems would involve management in the inappropriate second-guessing of the national security decisions of the nation's elected representatives.

Moreover, shareholders interested in knowing more about corporate participation in the development of ballistic missile defense technologies and related space systems can usually gain a clearer picture of any given company's activities by referring to existing, open sources of information. Preparing a special report on an area that represents a relatively small percentage of the company's total business activities would constitute an unnecessary and costly burden on management.

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SP-REVIEW FOREIGN MILLITARY SALES ISSUE CODE 3130

Vote AGAINST shareholder proposals that ask management to report on the company's foreign military sales or foreign offset activities.

Responsibility for deciding whether to sell military equipment to allied nations (and under what terms) resides exclusively with the U.S. government. Asking a defense contractor to publicly address the issue of its foreign military sales would involve management in the inappropriate second-guessing of the foreign policy decisions of the nation's elected representatives. Similarly, we note that offsets have become a necessary component of successful bids, and that U.S. defense contractors must already report to the U.S. government on the terms of their offset agreements. Although they may have some short-term disadvantages, the long-term benefits can include developing business relationships that could lead to valuable technology upgrade contracts in the future. Responsibility for deciding whether to sell military equipment to allied nations--and under what terms--resides exclusively with the U.S. government, and a definitive U.S. policy is under review according to the terms of the Defense Offsets Disclosure Act of 1999.

Provided that the company is in compliance with U.S. law, it should be allowed to pursue its opportunities in foreign markets as it sees fit. Management is in the best position to determine whether the company's foreign military contracts will yield a positive net income in the short run and maintain or improve its competitive position in the long run. It therefore should be able to go about its business unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.

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SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3150

Vote AGAINST shareholder proposals that ask management to limit or end nuclear weapons production.

The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

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SP-REVIEW NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3151

Vote AGAINST shareholder proposals that ask management to review nuclear weapons production.

The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

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SP-REVIEW CHARITABLE GIVING POLICY ISSUE CODE 3210

Vote AGAINST shareholder proposals that ask companies to review or disclose their charitable giving policy and programs.

We believe that corporate giving programs can contribute to shareholder value and serve society. Companies tend to focus their charitable giving in the communities where they operate, and they receive good will and improved customer relations from making these contributions. However, we also believe that charitable contributions are routine business decisions that should be made by management, with oversight from the board of directors and auditors. Therefore, asking management to review or report on its charitable giving program constitutes unwarranted shareholder interference in management's routine business decisions, and we will not support such proposals. Management is best positioned to determine how much to give and to whom and how to structure its program.

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SP-LIMIT OR END CHARITABLE GIVING ISSUE CODE 3215

Vote AGAINST shareholder proposals to limit or end charitable giving.

We believe that the company's giving program contributes to shareholder value and serves society. Companies tend to focus their charitable giving in the communities where they operate, and they receive good will and improved customer relations from making these contributions. Moreover, companies today are broadly expected to maintain charitable giving programs as part of their overall corporate responsibility. We therefore oppose proposals that ask companies to limit or end their charitable giving

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SP-REVIEW POLITICAL SPENDING ISSUE CODE 3220

Vote AGAINST shareholder proposals that ask companies to increase disclosure of political and PAC contributions and activities.

It is up to the board of directors and auditors to ensure oversight of political contributions and any company PACs, which are routine business matters. Moreover, adequate disclosure is required by current federal law, so requested reports (particularly on disclosure of PAC contributions) are unnecessary. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts to further restrict the corporate role or to require greater disclosure should focus on legislative change.

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SP-LIMIT OR END POLITICAL SPENDING ISSUE CODE 3221

Vote AGAINST shareholder proposals that ask companies to limit or end their political contributions.

It is up to the board of directors and auditors to ensure oversight of political contributions, which are routine business matters. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts to further restrict the corporate role or to require greater disclosure should focus on legislative change.

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SPDISCLOSE PRIOR GOVERNMENT SERVICE ISSUE CODE 3222

Vote  AGAINST  shareholder   proposals  requesting  the  disclosure  of  company
executives' prior government service.

Management is in the best position to determine who is best qualified to meet the needs of the company. The proposals are unnecessary, because management follows the disclosure requirements mandated by the Securities and Exchange Commission in the proxy statement, the 10-K and other company reports. We also respect the right of privacy of the individuals who would be a part of this disclosure.

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SP-AFFIRM POLITICAL NONPARTISANSHIP ISSUE CODE 3224

Vote  AGAINST  shareholder   proposals   requesting   affirmation  of  political
nonpartisanship.

These proposals are unnecessary. Federal law allows companies to sponsor and provide administrative support to political action committees, but prohibits direct donations or coerced employee participation. Thus, employees already have recourse to legal action should such coercion occur.

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SP-REVIEW TOBACCO MARKETING ISSUE CODE 3300

Vote AGAINST shareholder proposals that ask management to report on or change tobacco product marketing practices.

The regulation of marketing practices is a responsibility of national and local governments as well as the 1998 Master Settlement Agreement, which mandates a series of marketing reforms. Outside of those defined areas of jurisdiction, tobacco companies have rightful discretion over how to market their products. Individual companies should not be asked to report or institute marketing policies that may be addressed through regulatory or legal action. Moreover, management must consider that any actions it takes unilaterally to restrict tobacco product marketing practices, independent of government action or irrespective of local custom, could harm its competitive position if other tobacco companies do not respond in kind. Finally, some may view changes in tobacco product marketing practices as an acknowledgement of past shortcomings, inviting new lawsuits against the companies. We therefore oppose resolutions asking management to report on or change tobacco product marketing practices.

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SP- REFRAIN FROM CHALLENGING GOVT LAWS

Vote  AGAINST  shareholder   proposals  that  ask  a  company  to  refrain  from
challenging legislation, regulations and government studies related to tobacco.

Management is in the best position to decide what actions are needed to ensure the profitable operation of our company. The manufacture, marketing and use of tobacco products is legal in the United States, and it is in our company's best interest to maintain a reputable corporate image in the public eye, and to continue to manufacture and market its products in a free-market economy. For this reason we support a company's right to challenge governmental regulation, legislation and studies related to tobacco. We oppose all proposals that ask a company to give up this right.

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SP-SEVER LINKS WITH TOBACCO INSUSTRY ISSUE CODE 3307

Vote AGAINST shareholder proposals to sever the company's links to the tobacco industry.

Management is generally in the best position to make decisions about what investments and lines of business are suitable for the company. The manufacture, marketing and use of tobacco and related products are legally sanctioned throughout the world. Any further regulations or restrictions on tobacco business activity are rightly the responsibility of governments, not shareholders. Short of such regulation, reporting on or dissolving ties with the tobacco industry by the company is likely to result in unnecessary expenses and/or loss of revenues and profits, and therefore is not in the company's or the shareholders' interests. We therefore oppose all proposals that ask a company to report on or approve dissolution of links with the tobacco industry.

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SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH ISSUE CODE 3308

Vote AGAINST shareholder proposals to review or reduce tobacco harm to health IF the proposal concerns adoption of a no-smoking policy for a facility or place of business.

The decision to smoke is a personal one and a right protected by law. Some scientific studies suggest smoking may damage the health of non-smokers as well as smokers. In 1993, the U.S. Environmental Protection Agency listed environmental tobacco smoke (ETS) as a class A carcinogen, on a par with asbestos, radon gas and other airborne toxins. However, this ruling has been overturned on court challenges by the tobacco industry.

Though the trend over the last 10 years has been toward adoption of smoking restrictions in workplaces, we believe the decision to smoke is a personal one and should be protected wherever it is not regulated by law. Policies concerning workplace smoking should be based on particular circumstances of a given company, facility or group of employees, and should not be decided by shareholders. For these reasons, we oppose proposals that ask a company to adopt a no-smoking policy for a facility or place of business.

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SP-REVIEW OR PROMOTE ANIMAL WELFARE ISSUE CODE 3320

Vote AGAINST shareholder proposals that ask management to review or promote animal welfare.

Government regulation is the most appropriate mechanism for ensuring that farm and laboratory animals are treated humanely, protecting human health. Product testing and maintaining a properly run chain of supply for food animals used for company products also are quintessentially ordinary business matters that are most properly the purview of management.

Suggesting additional levels of management oversight for animal welfare at farms that produce animals used for company products would be burdensome and expensive. The company can have little control over conditions at its food suppliers, beyond insisting that legal standards for animal welfare and sanitation are met.

Companies at times must use animal tests to ensure product safety; the science is simply not yet there to allow for the complete replacement of all animal tests. In addition, no animal tests may be more expensive, and federal law still encourages many animal safety tests, as do foreign governments. At any rate, companies generally use the lowest possible number of animals in product safety tests, exhausting all alternatives before turning to animals; animal use has fallen substantially as a result. Any requested reports might well be misused by animal protection groups to further attack the company on other related grounds.

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SP-REVIEW DRUG PRICING OR DISTRIBUTION ISSUE CODE 3340

Vote AGAINST shareholder proposals that ask companies to report or take action on pharmaceutical drug pricing or distribution.

Pricing policy is a quintessential ordinary business issue that should not be brought to shareholders. Further, price restraint policy is a bad business idea because it would tie the hands of management, which needs to be as flexible as possible in hostile market conditions. Adopting a price restraint policy would threaten research and development investments, which are the lifeblood of the industry. It is also not in the best interest of fiduciaries to lobby for price restraint, which could lower profit margins for the company and its shareholders. Further, to adopt a price restraint policy unilaterally would put the company at a competitive disadvantage compared with other firms in the industry that do not have a similar policy.

Reports on how the company prices its products are unnecessary because this is an ordinary business matter that is properly only the purview of management. A report also might reveal information that competitors could use to undercut the company, something we particularly cannot afford in today's difficult business climate. Information on pricing policy also might be misused by industry critics, who have a long record of twisting reports to suit their own political agenda; this is a risk we cannot afford given the U.S. health care debate, possible domestic price constraints imposed by government, and tricky questions of international markets.

We therefore vote against all proposals asking for drug price restraint or disclosure.

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SP-OPPOSE EMBRYO/FETAL DESTRUCTION ISSUE CODE 3350

Vote AGAINST shareholder proposals that ask companies to take action on embryo or fetal destruction.

This is an ordinary business decision.

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SP-REVIEW NUCLEAR FACILITY/WAST ISSUE CODE 3400

Vote AGAINST shareholder proposals that ask companies to review or report on nuclear facilities or nuclear waste.

The nuclear power industry is closely regulated in the United States. The U.S. National Regulatory Commission, which has oversight responsibility for both commercial nuclear reactors and research reactors, annually conducts about 2,000 inspections of nuclear material licensees. These inspections cover areas such as training of personnel who use materials, radiation protection programs and security of nuclear materials. The NRC also requires reactor operators to have defenses against commando attack by several skilled attackers and to conduct background checks on employees. Moreover, the NRC posts quarterly updates, on its website, of its assessments of every nuclear plant operating in the United States.

Given the regulatory oversight that already exists and detailed assessment reports that are already available to the public, we believe that proposals that ask companies to issue special reports or conduct special reviews for their shareholders on their nuclear operations are redundant and an unjustifiable drain on company resources

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SP-REVIEW ENERGY EFFICIENCY & RENEWABLES ISSUE CODE 3410

Vote AGAINST shareholder proposals that ask companies to reduce their reliance on nuclear and fossil fuels, to develop or use solar and wind power, or to promote energy efficiency, or to review or report these issues.

We believe that decisions about the level or mix of energy to use or develop are business strategy matters best left to management to make in response to regulatory requirements, technological developments, and supply and demand. We note that U.S. government agencies such as the Nuclear Regulatory Commission and the Environmental Protection Agency already impose certain restrictions on energy producers to protect environmental and human health. Achieving energy efficiency gains or installing renewable technologies almost always entails added capital investments and expenses. If cost-effective ways of reducing energy use are available, one can assume the company already is exploiting such opportunities, because it is in its financial interest to do so. Similarly, if a company is not using or purchasing renewable energy, one can assume that no cost-effective sites or purchasing options are available.

The costs of regulatory compliance, plus the price signals generated by energy supply and demand, generate sufficient information to management for it to determine which energy path is most cost-effective, making special reviews and reports to shareholders unnecessary. Therefore, we oppose all proposals that ask management to report on or increase energy efficiency or to report, use or develop wind and solar power.

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SP-ENDORSE CERES PRINCIPLES ISSUE CODE 3420

Vote FOR shareholder proposals that ask management to endorse the Ceres principles.

Virtually all corporations affect the environment and have a responsibility to protect it. With costs of environmental compliance rising, companies that pay close attention to the environment are in a better position to control these costs and maintain their profitability. In addition, a strong environmental focus may lead to product innovations that fulfill growing demand for environmentally sound products and services.

The Ceres principles, as a broad statement of environmental policy, encourage companies to take a pro-active approach in managing their environmental affairs. While the principles are generic, and meant to apply to all industries, companies may tailor them to suit their own circumstances. Major corporations such as BankAmerica, Coca-Cola, General Motors, Nike and Northeast Utilities have endorsed the Ceres principles yet maintain their own company-specific set of environmental principles as well.

Some investors and consumers are skeptical of claims made by corporations about their commitments to protect the environment. A company that endorses the Ceres principles and completes the Ceres Report form may bolster its public standing -- and thus its economic well-being -- by sharing information with its stakeholders: investors, employees, neighboring communities and consumers. An endorsing company may also find that interaction with environmental and investor groups that belong to Ceres constitutes a low-cost sounding board or consultant for its environmental affairs.

One final economic consideration is that companies implementing environmental compliance monitoring and self-audit programs tend to fare better in enforcement proceedings than companies that do not, according to Environmental Protection Agency and Department of Justice guidelines. Companies that promptly report and fully remedy compliance violations are less likely to face criminal penalties (although civil actions remain an enforcement option). Endorsing the Ceres principles and completing the Ceres Report may augment such a disclosure process. Moreover, information disclosed to the public in the Ceres Report may bring corporations one step closer toward standardized, accountable measures of environmental performance, which will aid investors in making future investment decisions.

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SP-CONTROL GENERATION OF POLLUTANTS ISSUE CODE 3422

Vote AGAINST shareholder proposals that ask management to control emissions of pollutants.

Emission of pollutants is an inevitable consequence of most manufacturing processes. The authority to restrict these emissions is properly vested in the government and should not be usurped by shareholders. Concerned shareholders have an opportunity to take part in the public rulemaking process, just as corporations do. It is not appropriate for them to use the shareholder resolution process as a platform for their ideas.

Moreover, controlling emissions of pollutants usually entails added capital investments and expenses. If cost-effective ways of controlling emissions are available, one can assume that the company already is exploiting such opportunities, because it is in its financial interest to do so. If the company is not controlling emissions to the extent desired by the proponent, it may be because such controls would be costly to implement, provide little added benefit to the environment and/or adversely affect the company's competitive position.

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SP-REPORT ON ENVIORNMENTAL IMPACT OR PLANS ISSUE CODE 3423

Vote AGAINST shareholder proposals that ask companies to report on their environment impact or plans.

Industry and government have responded to the public's desire for information on corporate environmental impacts and plans. The 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. In addition, many companies have set up Community Advisory Panels in communities where their plants are located. Now it is even commonplace for large industrial companies to issue stand-alone annual environmental reports outlining their progress on major environmental initiatives.

Therefore, we believe shareholder requests for additional information on corporate environmental impacts or plans are already addressed in a number of government regulations and industry programs, making further communication and information exchanges duplicative and unnecessary. At the same time, a willingness to respond to such requests could lead to a costly and open-ended process with opponents of the company's operations and/or development plans. Their ultimate desire may be to generate negative publicity and introduce opposing views in the company's decision making process that results in costly and perhaps unwarranted changes in project development plans. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.

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SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE ISSUE CODE 3425

Vote AGAINST shareholder proposals that ask management to report or take action on climate change.

We believe major uncertainties remain about climate change and the appropriateness of policies to address it. In 2001, President George W. Bush withdrew U.S. support of the Kyoto Protocol, an international treaty that sets targets and timetables to reduce greenhouse gas emissions in industrialized countries. Most U.S. companies support the President's move.

We believe it is not appropriate or in shareholders' best interests to ask management to report or take action on climate change unilaterally. Moreover, estimating the potential costs, benefits and liabilities of addressing climate change is highly uncertain in light of the remaining scientific, political and legislative uncertainties. Concerned shareholders have other opportunities to take part in the public debate over global warming and should not use the shareholder resolution process as a platform for their views. Management is vested with responsibility to take action when it is in the financial interest of the company to do so -- and to report to shareholders when and if it determines that developments may materially affect the company. Accordingly, there is no need for shareholders to make this special request of management.

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REVIEW OR CURB BIOENGINEERING ISSUE CODE 3430

Vote AGAINST shareholder proposals that ask management to report on, label or restrict sales of bioengineered products.

There are no substantive differences between foods made with ingredients from genetically modified plants and foods from plants that have been conventionally bred. The introduction of a single gene into a plant is a natural improvement on the plant crossbreeding that began with the domestication of wild grain.
Scientists have been studying genetic modification for decades and the U.S. government reviews new genetically modified plants to ensure that they do not pose a threat to humans or the environment. The genetically modified plants currently being grown benefit the environment and farmers by increasing crop yields and reducing the amount of pesticides required. Rice that has been genetically modified to contain Vitamin A is already available in countries where a lack of that vitamin kills and blinds hundreds of thousands of children each year; in the future genetic modification may lead to plants that contain other nutrients, allowing people worldwide to lead longer and healthier lives. A significant backlash against genetic modification could impede this life-saving scientific progress.

A substantial percentage of farmers prefer to grow genetically modified crops--in 2001, 63 percent of all soybeans and 24 percent of all corn grown in the United States were genetically modified varieties. Corn and soybeans are used for ingredients including cooking oils, sweeteners and starches, and are therefore present in the vast majority of foods. In many cases, however, the genetic modification affects only a plant's leaves, which are not eaten and are therefore absent from food products made from the plant. Many grain dealers mix modified and non-modified crops, so raw agricultural materials available in the open market are assumed to contain some genetically modified materials unless they have been certified otherwise. These certified agricultural products are more expensive, and quantities large enough for all of a major food manufacturer's products may be difficult to obtain.

Labeling of foods made from genetically modified plants, as some resolutions request, would put companies at a serious competitive disadvantage. At present, the only foods including information on genetic modification on their labels are made by companies that do not use genetically modified plants. A label simply stating that a food was made from genetically modified plant materials might cause consumers to buy the product of a competitor that also used genetically modified plants, but did not say so on the package label. FDA's current labeling requirements do not leave sufficient room on many packages to explain to consumers that genetically modified plants are safe to eat and may help the environment.

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SP-PRESERVE/REPORT ON NATURAL HABITAT ISSUE CODE 3440

Vote AGAINST shareholder proposals that ask companies to preserve natural habitat.

We believe that decisions on preserving open space and wilderness areas are the purview of government policymakers at local, regional and national levels. Companies should be free to make investments and site facilities wherever such land use is not barred by laws or regulation. For shareholders to impose further restrictions on management's investment, exploration and development options could put the company at a competitive disadvantage and harm shareholder value.

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SP-REVIEW DEVELOPING COUNTRY DEBT ISSUE CODE 3500

Vote AGAINST shareholder proposals asking companies to review their developing country debt and lending criteria and to report to shareholders on their findings.

We believe that risk management policies and procedures are best left to management's discretion and that it is inappropriate for shareholders to request that management report on its criteria for lending to developing and/or emerging market economies

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SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES ISSUE CODE 3503

Vote AGAINST shareholder proposals that request companies to assess the environmental, public health, human rights, labor rights or other socio-economic impacts of their credit decisions.

We feel it is the responsibility of members of local civil society and governments--not shareholders--to determine what kinds of development projects and lending activities are appropriate. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators. In addition, reports on the subject could distract management or attract unwanted scrutiny of the company's practices and only serve to support arguments that commercial banks should incorporate social or environmental criteria into decisions on loans.

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                                      D-207

SP-REVIEW FAIR LENDING POLICY ISSUE CODE 3520

Vote AGAINST shareholder proposals requesting reports and/or reviews of plans and/or policies on fair lending practices.

Beyond assessments based on creditworthiness, risk and other financial matters, we feel it is the responsibility of governments--not shareholders--to establish regulations on lending. Several laws already bar various discriminatory or predatory lending practices. These include the Community Reinvestment Act, which obligates banks to meet the credit and deposit needs of all the communities in which they are chartered, and the three major laws that protect consumers in the mortgage-lending arena: the Truth in Lending Act (TILA), the Real Estate Settlement Procedures Act (RESPA) and the Home Ownership and Equity Protection Act (HOEPA). A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

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SP-REVIEW PLANT CLOSINGS ISSUE CODE 3600

Vote AGAINST shareholder proposals that ask companies to establish committees to consider issues related to facilities closure and relocation of work.

The proposed committee is an unnecessary distraction for board members, and inappropriately involves employees and outside community representatives in decisions about plant closings and relocation of work. These decisions should be made by management and the board based on their analysis of what is in the best interest of the company and its shareholders. With rapid technological and other changes leading to rapid changes in production and employment, it is important that management have a free hand to respond quickly to new opportunities. The proposed committee could hamper management in making appropriate investment decisions.

--------------------------------------------------------------------------------

SP-REPORT ON EEO ISSUE CODE 3610

Vote FOR shareholder proposals that ask management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

Equal employment opportunity is an appropriate area of concern for shareholders. Effective equal employment opportunity policy provides a company with two significant economic benefits: the avoidance of costly settlement or fines for violating federal discrimination laws and potentially increased earnings from a diverse work force able to compete in an increasingly global marketplace.

An independent, overall assessment of a company's equal employment opportunity programs and policies is beneficial, yet obtaining information from the government about a company's work force can be time-consuming or costly. Moreover, such information is not available in all instances. If a company is not a federal contractor or has not been involved in litigation, its EEO-1 reports are not available from the government, and even if it is the Department of Labor also may decline to release its EEO-1 reports. Furthermore, the company itself is the only source of some information, such as a summary of its affirmative action programs and policies and data on specific job categories that are more narrowly defined than in the EEO-1 reports. Because of federal reporting requirements, the costs to companies of complying with shareholder resolutions requesting EEO reporting are relatively small.

More disclosure from management to shareholders on affirmative action programs is generally desirable. We believe that reporting to shareholders on affirmative action keeps the issue high on a company's agenda, reaffirms a commitment to equal employment opportunity, and bolsters its standing with employees and the public and thus its economic well-being.

Vote AGAINST shareholder proposals that ask management to report on the company's affirmative action policies and programs IF the company's EEO-1 reports and compliance record indicate it has an average or above-average employment record.

While a company's willingness to disclose its EEO-1 reports is a significant factor, a company's record in the area of affirmative action is ultimately the criterion by which it should be judged. If the representation of women and minorities in a company's work force is below the industry average, particularly in upper-tier job categories, it would be helpful for the company to provide supplemental or interpretive data explaining the company's particular challenges in meeting its affirmative action goals. Shareholders also would find a summary of the company's affirmative action program helpful in assessing management's efforts to recruit and retain women and minorities. Similar explanatory data would provide little benefit to shareholders of a company that has an average or above-average employment record, because its record suggests it already is addressing affirmative action issues in a satisfactory manner.

--------------------------------------------------------------------------------

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY ISSU CODE 3614

Vote  AGAINST   shareholder   proposals  that  ask  management  to  drop  sexual
orientation from EEO policy.

An explicit company ban on anti-gay discrimination is the most important step a company can take to deter anti-gay harassment and discrimination in its workplace. In the absence of a federal prohibition on discrimination based on sexual orientation, gay and lesbian employees are dependent on local laws and corporate policies for protection. Only 12 states and fewer than 150 cities and counties have adopted laws barring sexual orientation discrimination in private employment. Furthermore, being dependent on local laws can hamper an employee's ability to transfer within a company or to take advantage of other job opportunities.

Equal employment for lesbians and gay men is a financial as well as a legal issue for corporations. Barring discrimination based on sexual orientation is essential to recruiting and retaining talented gay employees; nearly 60 percent of the companies in the Fortune 500 have such a policy in place. Companies that ignore equal protection also will open themselves to eventual litigation, as well as adverse publicity. The company would likely become the target of gay groups if it were to drop the reference to sexual orientation.

Another rationale to vote against this proposal is that equal employment opportunity practices are ordinary business matters that are up to management to decide.

--------------------------------------------------------------------------------

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY ISSUE CODE 3615

Vote AGAINST shareholder proposals that ask management to adopt a sexual orientation non-discrimination policy.

Equal employment opportunity practices are ordinary business matters that are up to management to decide. Moreover, nearly every company has a corporate-wide non-discrimination statement designed to prohibit harassment or discrimination on any basis in its workplace. Such policies are sufficient; references to specific groups of people should be limited to classes protected under federal legislation, such as racial minorities or women. Listing additional groups in non-discrimination policies would divert attention from the basic need for a workplace free of harassment and employment discrimination and would open the door for other groups to request specific mention as well. The company also could become the target of adverse publicity from conservative groups if it were to adopt such a policy.

--------------------------------------------------------------------------------

SP-REVIEW MEXICAN WORK FORCE CONDITIONS ISSUE CODE 3621

Vote AGAINST shareholder proposals that ask management to report on or review Mexican operations.

Management is in the best position to make decisions about pay, working conditions and environmental protection procedures. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. Mexican law defines the environmental precautions that companies must follow, and a fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise environmental issues that are more appropriately dealt with by government regulators. A review or report to shareholders on Mexican operations also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on Mexican operations.

--------------------------------------------------------------------------------

SP-ADOPT STANDARDS FOR MEXICAN OPERATION ISSUE CODE 3622

Vote AGAINST shareholder proposals that ask management to adopt standards for Mexican operations.

This is an ordinary business decision.

--------------------------------------------------------------------------------

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES ISSUE CODE 3630

Vote AGAINST shareholder proposals that ask management to review or implement the MacBride principles.

Matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment laws provide reasonable safeguards against discrimination, and there is no reason to ask the company to implement the MacBride principles. Management should not be hamstrung in implementing policy in this sensitive area by broad-stroke requirements placed on management by shareholders. The practical meaning of the MacBride principles is not clear, and we have reservations about the wording of some of the principles. Thus, the MacBride code at best is unnecessary and at worst is counterproductive.

--------------------------------------------------------------------------------

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE ISSUE CODE 3632

Vote AGAINST shareholder proposals that ask companies to encourage their contractors and franchisees to implement the MacBride principles.

We believe that companies whose presence in Northern Ireland is through franchises or subcontractors have limited control over the fair employment policies and practices of these businesses. Attempts to influence those policies could complicate commercial relationships that may be important to the company. Thus, we do not believe the company should try to get those with whom it does business in Northern Ireland to implement the MacBride principles. This position is reinforced by our view that matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment law provides reasonable safeguards against discrimination. Contractors and franchisees should not be hamstrung in implementing policy in this sensitive area by broad-stroke principles urged on them by the company's shareholders.

--------------------------------------------------------------------------------

SP-REVIEW GLOBAL LABOR PRACTICES ISSUE CODE 3680

Vote AGAINST shareholder proposals that ask management to report on or review their global labor practices or those of their contractors.

Management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators. A review or report to shareholders on company and contractor labor practices also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on labor standards.

--------------------------------------------------------------------------------

SP-MONITOR/ADOPT ILO CONVENTIONS ISSUE CODE 3681

Vote AGAINST shareholder proposals that ask management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.

Management is in the best position to make decisions about workplace rules. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

Moreover, a code based on the ILO's core conventions may conflict with local government laws and therefore pose obstacles for enforcement, such as guaranteeing freedom of association for workers at supplier or company-owned facilities located in China. In addition, such a policy might undermine business models based on flexible supply chains, since enforcing a code would require time-consuming inspections and might limit the number of suppliers available at any given time to produce products, causing profits to drop and shareholder returns to diminish. We therefore vote against resolutions asking companies to enforce core ILO conventions.

--------------------------------------------------------------------------------

SP-REPORT ON SUSTAINABILITY ISSUE CODE 3700

Always vote AGAINST shareholder proposals requesting reports on sustainability.

Companies operating in the United States are already required to report extensively on financial, materially significant environmental matters, diversity policy and other issues that relate to sustainability. With regard to environmental reporting, the 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. Major U.S. employers are also required to report to the government on their workforce, by race and sex, in each of nine major job categories, and, if they are federal contractors, to issue affirmative action plans. There are many more example of U.S. corporate reporting requirements on social and environmental issues.

Therefore, we believe shareholder requests for additional information on sustainability issues are duplicative and unnecessary. Further disclosure is not necessarily beneficial to a company, largely because it would not be able to completely control the process by which its information would be evaluated. Inappropriate comparisons with other companies or across industries could lead to adverse publicity, unwarranted litigation or shareholder divestment. Preparing explanatory data to aid interpretation of the information would be time-consuming. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.

--------------------------------------------------------------------------------

                      Legg Mason Capital Management, Inc.

                                      Proxy
                                 Principles and
                                   Procedures


OVERVIEW
Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.


PRINCIPLES
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES

Oversight
LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.


Limitations
LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.


Proxy Administration
LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:


     Compliance Review
     A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.


     1. Identifying Potential Conflicts. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

          (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

          (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

          (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.


     2. Assessing Materiality. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

     If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

     If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

          (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

          (b) After the determination is made, the following procedures will apply:

               (i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

               (ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

                    A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

                    B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or
                    (y) disclose the conflict to clients and obtain their consent to vote.


     Proxy Officer Duties
     The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

     Proxy Administrator Duties
     The Proxy Administrator:

     1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

     2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

     3. Will use best efforts to obtain missing proxies from custodians;

     4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

     5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

     6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

     7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping
The following documents are maintained onsite for two years and in an easily accessible place for another three years:

     1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

     2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

     3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

     4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

     5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                   Schedule A
                            Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

--------------------------------------------------------------------------------
Four principal areas of interest to shareholders:
1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

--------------------------------------------------------------------------------
Proxy Issue                                                   LMCM Guideline
--------------------------------------------------------------------------------
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
Independence of Boards of Directors: majority of unrelated    For
directors, independent of management
--------------------------------------------------------------------------------
Nominating Process: independent nominating committee seeking  For qualified candidates, continually assessing directors and
proposing new nominees
--------------------------------------------------------------------------------
Size and Effectiveness of Boards of Directors: Boards must be For no larger than 15 members
--------------------------------------------------------------------------------
Cumulative Voting for Directors                               For
--------------------------------------------------------------------------------
Staggered Boards                                              Against
--------------------------------------------------------------------------------
Separation of Board and Management Roles (CEO/Chairman)       Case-by-Case
--------------------------------------------------------------------------------
Compensation Review Process: compensation committee comprised For of outside, unrelated directors to ensure shareholder value
while rewarding good performance
--------------------------------------------------------------------------------
Director Liability & Indemnification: support limitation of   For
liability and provide indemnification
--------------------------------------------------------------------------------
Audit Process                                                 For
--------------------------------------------------------------------------------
Board Committee Structure: audit, compensation, and           For
nominating and/or governance committee consisting entirely of independent directors
--------------------------------------------------------------------------------
Monetary Arrangements for Directors: outside of normal board  For activities amts should be approved by a board of independent directors and reported in proxy
--------------------------------------------------------------------------------
Fixed Retirement Policy for Directors                         Case-by-Case
--------------------------------------------------------------------------------
Ownership Requirement: all Directors have direct and material For cash investment in common shares of Company
--------------------------------------------------------------------------------
Proposals on Board Structure: (lead director, shareholder     For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)
--------------------------------------------------------------------------------
Annual Review of Board/CEO by Board                           For
--------------------------------------------------------------------------------
Periodic Executive Sessions Without Mgmt (including CEO)      For
--------------------------------------------------------------------------------
Votes for Specific Directors                                  Case-by-Case
--------------------------------------------------------------------------------

 - Continued -

-----------------------------------------------------------------------------
Proxy Issue                                               LMCM Guideline
-----------------------------------------------------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION
-----------------------------------------------------------------------------
Stock Option and Incentive Compensation Plans:            Case-by-Case
-----------------------------------------------------------------------------
Form of Vehicle: grants of stock options, stock           Case-by-Case
appreciation rights, phantom shares and restricted stock
-----------------------------------------------------------------------------
Price                                                     Against plans whose
                                                          underlying
                                                          securities are to
                                                          be issued at less
                                                          than 100% of the
                                                          current market value
--------------------------------------------------------------------------------
Re-pricing: plans that allow the Board of Directors to    Against
lower the exercise price of options already granted if
the stock price falls or under-performs the market
--------------------------------------------------------------------------------
Expiry: plan whose options have a life of more than ten   Case-by-Case
years
--------------------------------------------------------------------------------
Expiry: "evergreen" stock option plans                    Against
--------------------------------------------------------------------------------
Dilution:                                                 Case-by-Case - taking
                                                          into account value
                                                          creation, commitment
                                                          to shareholder-friend-
                                                          ly policies, etc.
--------------------------------------------------------------------------------
Vesting: stock option plans that are 100% vested when     Against
granted
--------------------------------------------------------------------------------
Performance Vesting: link granting of options, or vesting For of options previously granted, to specific performance
targets
--------------------------------------------------------------------------------
Concentration: authorization to allocate 20% or more of   Against
the available options to any one individual in any one
year
--------------------------------------------------------------------------------
Director Eligibility: stock option plans for directors if Case-by-Case terms and conditions are clearly defined and reasonable
--------------------------------------------------------------------------------
Change in Control: stock option plans with change in      Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares
--------------------------------------------------------------------------------
Change in Control: change in control arrangements         Against
developed during a take-over fight specifically to
entrench or benefit management
--------------------------------------------------------------------------------
Change in Control: granting options or bonuses to outside Against directors in event of a change in control
--------------------------------------------------------------------------------
Board Discretion: plans to give Board broad discretion in Against setting terms and conditions of programs
--------------------------------------------------------------------------------
Employee Loans: Proposals authorizing loans to employees  Against to pay for stock or options
--------------------------------------------------------------------------------
Director Compensation: % of directors' compensation in    For
form of common shares
--------------------------------------------------------------------------------
Golden Parachutes                                         Case-by-Case
--------------------------------------------------------------------------------
Expense Stock Options                                     For
--------------------------------------------------------------------------------
Severance Packages: must receive shareholder approval     For
--------------------------------------------------------------------------------
Lack of Disclosure about Provisions of Stock-based Plans  Against
--------------------------------------------------------------------------------
Reload Options                                            Against
--------------------------------------------------------------------------------
Plan Limited to a Small Number of Senior Employees        Against
--------------------------------------------------------------------------------
Employee Stock Purchase Plans                             Case-by-Case
--------------------------------------------------------------------------------
 - Continued -

--------------------------------------------------------------------------------

Proxy Issue                                               LMCM Guideline
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAKEOVER PROTECTIONS
--------------------------------------------------------------------------------
Shareholder Rights Plans: plans that go beyond ensuring   Against
the equal treatment of shareholders in the event of a bid
and allowing the corp. enough time to consider
alternatives to a bid
--------------------------------------------------------------------------------
Going Private Transaction, Leveraged Buyouts and Other    Case-by-Case
Purchase Transactions
--------------------------------------------------------------------------------
Lock-up Arrangements: "hard" lock-up arrangements that    Against
serve to prevent competing bids in a takeover situation
--------------------------------------------------------------------------------
Crown Jewel Defenses                                      Against
--------------------------------------------------------------------------------
 Payment of Greenmail                                     Against
--------------------------------------------------------------------------------
"Continuing Director" or "Deferred Redemption"            Against
Provisions: provisions that seek to limit the discretion
of a future board to redeem the plan
--------------------------------------------------------------------------------
Change Corporation's Domicile: if reason for              Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)
--------------------------------------------------------------------------------
Poison Pills: receive shareholder ratification            For
--------------------------------------------------------------------------------
Redemption/Ratification of Poison Pill                    For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDERS' RIGHTS
--------------------------------------------------------------------------------
Confidential Voting by Shareholders                       For
--------------------------------------------------------------------------------
Dual-Class Share Structures                               Against
--------------------------------------------------------------------------------
Linked Proposals: with the objective of making one        Against
element of a proposal more acceptable
--------------------------------------------------------------------------------
Blank Check Preferred Shares: authorization of, or an     Against
increase in, blank check preferred shares
--------------------------------------------------------------------------------
Supermajority Approval of Business Transactions:          Against
management seeks to increase the number of votes required
on an issue above two-thirds of the outstanding shares
--------------------------------------------------------------------------------
Increase in Authorized Shares: provided the amount        For
requested is necessary for sound business reasons
--------------------------------------------------------------------------------
Shareholder Proposals                                     Case-by-Case
--------------------------------------------------------------------------------
Stakeholder Proposals                                     Case-by-Case
--------------------------------------------------------------------------------
Issuance of Previously Authorized Shares with Voting      Against
Rights to be Determined by the Board without Prior
Specific Shareholder Approval
--------------------------------------------------------------------------------
"Fair Price" Provisions: Measures to limit ability to buy For back shares from particular shareholder at
higher-than-market prices
--------------------------------------------------------------------------------
Preemptive Rights                                         For
--------------------------------------------------------------------------------
Actions altering Board/Shareholder Relationship Require   For
Prior Shareholder Approval (including "anti-takeover"
measures)
--------------------------------------------------------------------------------
Allow Shareholder action by written consent               For
--------------------------------------------------------------------------------
Allow Shareholders to call Special Meetings               For
--------------------------------------------------------------------------------
Social and Environmental Issues                           As recommended by
                                                          Company Management
--------------------------------------------------------------------------------
Reimbursing Proxy Solicitation Expenses                   Case-by-Case
--------------------------------------------------------------------------------

                                                                November 8, 2005




                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES



INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.


                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

     Lord  Abbett  will   generally   vote  in  accordance   with   management's
recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

1) Attending less than 75% of board and committee meetings without a valid excuse.
2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.


Incentive Compensation Plans

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We  scrutinize   very  closely  the  approval  of  repricing  or  replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2) Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.



Shareholder Rights

Cumulative Voting

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On  balance  we  believe  shareholder   proposals  regarding   confidential
balloting   should   generally   be  approved,   unless  in  a  specific   case,
countervailing arguments appear compelling.

Supermajority Voting

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     o Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     o No dead-hand or no-hand pills.
     o Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     o Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                     MFC Global Investment Management logo


                        MFC GLOBAL INVESTMENT MANAGEMENT
                                (U.S.A.) LIMITED












                              PROXY VOTING POLICY

--------------------------------------------------------------------------------










                                                        ISSUED: AUGUST 2003

Proxy Voting Policy
--------------------------------------------------------------------------------

MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM (USA)") manages money on behalf of, or provides investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of client funds that any person, familiar with the matters would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act"), and any other law which governs the exercise of voting rights by an investment adviser.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to an advisor to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.


Fiduciary Duty Guideline Requirements

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of, or access to, proxies and any supporting documentation for non-routine issues. As an investment advisory company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.


Our Policy

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committees" and "Proxy Services" below.

When voting proxies, the following standards apply:

     o The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

     o Each voting decision should be made independently. The Portfolio Manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below), whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be


                                     2 of 5
     formed to deal with voting matters from time to time. See "Proxy Committees" below.

     o Investment guidelines/contracts should outline how voting matters will be treated, and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

     o The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

     o As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

MFC-GIM (USA) will reasonably consider specific voting instruction requests made to it by clients.


Proxy Services

Each Portfolio Manager is responsible for the voting of securities in portfolios managed by them. In order to assist in voting securities, MFC-GIM (USA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.

MFC-GIM (USA) has currently delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS's research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

Proxy Committees

From time to time proxy voting issues arise generally or with respect to a specific vote. In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.

One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and


                                     3 of 5

Compliance   Department.   Records   of  the   committee's   deliberations   and
recommendations shall be kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.


Conflicts Procedures

     MFC-GIM (USA) is required to monitor and resolve possible material conflicts ("Conflicts") between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

     Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

     In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

     The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.


Documentation and Client Notification Requirements

The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for securities held in each portfolio. These should include all records required by applicable law from time to time, such as

     (i) proxy voting procedures and policies, and all amendments thereto;

     (ii) all proxy statements received regarding client securities;

     (iii) a record of all votes cast on behalf of clients;

     (iv) records of all client requests for proxy voting information;

     (v) any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

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                                      D-229

     (vi)  all  records  relating  to  communications   with  clients  regarding
     conflicts of interest in voting; and

     (vii) any other material required by law to be kept from time to time.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their portfolio.


                                     5 of 5

MFC Global Investment Management (U.S.), LLC

PROXY VOTING POLICY


Proxies for portfolio securities are voted by IRRC according to the following policy.

For issues not covered in the policy, or those to be evaluated on a case-by case basis, the portfolio manager holding he largest number of shares of that security among the JH funds will be contacted for advice and a voting recommendation.

If you have any  questions  about the  procedure,  please  contact Lois White at
617-375-6214.   For  questions   about  the  policy,   contact  Barry  Evans  at
(617-375-1979).


Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.


Proxy Voting Guidelines

Board of Directors
We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.


Selection of Auditors
We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization
We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation
Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

     o The compensation committee is not fully independent

     o plan dilution is more than 10% of outstanding common stock,

     o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.

     o if the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

     o the plan allows stock to be purchased at less than 85% of fair market value;

     o this plan dilutes outstanding common equity greater than 10%

     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity

     o if the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:

     o the minimum vesting period for options or time lapsing restricted stock is les than one year

     o if the potential dilution for all company plans is more than 85%

Other Business
For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

     o change the company name;
     o approve other business;
     o adjourn meetings;
     o make technical amendments to the by-laws or charters;
     o approve financial statements;
     o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals: o calling for shareholder ratification of auditors; o calling for auditors to attend annual meetings; o seeking to increase board independence; o requiring minimum stock ownership by directors; o seeking to create a nominating committee or to increase the independence of the nominating committee; o seeking to increase the independence of the audit committee.

Corporate and social policy issues
We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and MFC Global Investment Management (U.S.) ("MFC Global (U.S.)") ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive

Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

MFC Global Investment Management (R) logo



MFC Global Investment Management US
Investment Operations
Procedures
Last Revised: 11/09/06

File Name: Proxy Procedures.doc

The MFC GIM (U.S.) IMA group votes proxy ballots on behalf of all JH mutual funds (except JH International Fund), institutional, and private client accounts. The following list is a specific set of instructions to vote the proxies through Institutional Shareholder Services. JH utilizes the SmartVoter platform, wherein individual ballot proposals are voted according to uniform guidelines that are set annually by the JH Proxy Committee. If a proxy contains unique proposals that are outside of the scope of the guidelines, the Portfolio Manager with the greatest holdings will be emailed the proposal, and he or she will decide the vote.

- Log onto ISS website, https://ga.issproxy.com/
- Click into Meetings tab to access the proxy ballots
- Sort ballots by clicking the Cutoff date header.
- Ballots are listed by cutoff date, meeting date, date of ballot receipt, company, status and country.
- To view ballot click on the company name
- When viewing ballot, note which funds hold the security, the meeting date, the cutoff date, CUSIP and proposal.
- On all funds, vote with the 594 Recommendations.
- After vote has been selected, set page setup to landscape, and print page.
- Submit ballot, and you will be brought to the confirmation screen. Print the confirmation screen and select confirm.

Refer Items
- If 594 Rec is REFER, email PM of the fund that holds the most Available Shares of the security. To check this, run 4CrossHldgHLD on Portia for CUSIP and verify which fund holds the most shares as of the record date.
- Consult fund matrix to look up the PM of the fund, and send out an email (from JHProxy mailbox) in the following format requesting voting instructions:

          The company referenced above has a proxy proposal that requires your vote. Please advise via return email whether to vote FOR / AGAINST / ABSTAIN the following proposals:

     Proposal # 1 ...
     Proposal # 2 ...

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                                     D-237

     I have attached the ISS's research for this meeting. The deadline for voting is March XXth, and the meeting takes place on March XX, 2006

-Attach the ISS Governance Research PDF file to the email.
     *If research is unavailable be sure to mention that in the body of the email.
- The email header should contain: Proxy - Company Name - Vote Cutoff - Cutoff Date (=Day prior to actual Cutoff displayed on ISS)
- If a ballot shows up on ISS with a case-by-case (REFER) vote needing PM instruction on the same day as the cutoff date, send off the email as normal, but make note of the short notice in the Proxy folder in the spreadsheet ISS SHORT NOTICE MEETINGS2006

No PM Response
- If a PM does not respond to the email requesting voting instructions, vote ABSTAIN on the case-by-case (REFER) proposals. In addition, be sure to document that the PM did not respond- S: Fund Financial Management\PRIVACCT\ Proxy\No PM Response. Fill in the parameters of the spreadsheet, and note any reason that may be the cause for the lack of response from the portfolio manager.

- Ballots that do not get voted by the cutoff date will be automatically voted by ISS. They have standing instructions to vote in accordance with the SmartVoter recommendations and to vote ABSTAIN on all REFER recommendations. ISS will notify us via email if they have submitted a ballot.

PCG / Retail Account
- If the only holder of the security is JHA private account, email Tom/Ryan the Record Date and CUSIP. Tom/Ryan will provide you with the PM to contact on all REFER proposals

Changing Vote - Voting Against Guidelines
- If a Portfolio Manager requests a vote "against" John Hancock voting guidelines, the JH Proxy Committee must be notified before submitting the ballot. Send an email (from JHProxy) to each of the committee members stating the JH policy recommendation, as well as, the PM's recommendation. Please be sure to include the PM's justification for the vote against guidelines in the email. The current Proxy Committee members are:

   Ismail Gunes, Barry Evans, Tim Keefe, Frank Knox, Mark Schmeer

   Also, be sure to save all correspondence to/from the Proxy Committee in the JHProxy/Committee folder.


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                                     D-238

                         MARSICO CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

     Statement of Policy

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

o MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

o In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

o MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

o In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider.

     In other cases, MCM might use other procedures to resolve an apparent material conflict.

o MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

o MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

     Definitions

2. By "best interests of MCM's clients," MCM means clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or another BAC subsidiary, or when MCM has actual knowledge that MCM or BAC or another BAC subsidiary may have a significant interest in the subject matter or outcome of a proxy vote.

3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

     Procedures:  MCM  Invests  in  Companies  With  Management  Teams That Seek
Shareholders'  Best  Interests,   and  Usually  Votes  Proxies  with  Management
Recommendations

4. MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management recommendations, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interests of MCM's clients.

5. In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents -- such as, without limitation, proposals that would effect changes in corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters - could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on MCM's analysis if in MCM's view such a vote appears consistent with the best interests of clients. As further examples, in MCM's sole discretion, it may vote against a management recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management in order to oppose management proposals that are not shareholder-friendly in MCM's view.

6. MCM periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM's general view that a management team is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company's management team no longer appears to be serving shareholders' best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management recommendations, or selling shares of the company.

     Procedures:  Use of an Independent Service Provider

7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM's instructions based on MCM's Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To avoid the possibility that MCM's proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM generally does not cause such a service provider to vote proxies for MCM based on the service provider's recommendations (although MCM may do so in certain circumstances discussed in "Alternative Procedures for Potential Material Conflicts of Interest" below).

     Procedures:  Voting/Abstention/No Action/Other Exceptions

8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM's Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM's ability to vote or otherwise process proxies may be limited by many factors, including MCM's dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

9.a MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by the client or by a previous adviser), MCM generally may choose to abstain or take no action on the proxies because the related shares may not be retained in the account for a substantial period of time. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client

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                                      D-242
portfolio (such as, without limitation, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM).

9.b. MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM's view, or as an alternative to voting with (or against) management.

10. The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

     Alternative Procedures for Potential Material Conflicts of Interest

11. In certain circumstances, such as when the issuer or other proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

12. MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM's voting of the proxies.

13. Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3.a. and 3.b. above) between MCM's interests and clients' interests may appear to exist, MCM generally will, to avoid any appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

     (i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

     (ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm's relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

14. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

     (i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

     (ii) Abstaining or taking no action on the proxies; or

     (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

     Voting by Client Instead of MCM

15. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

16. MCM generally cannot implement client proxy voting guidelines (and may instead encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's policy or with MCM's vote-by-vote analysis.

17. MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

     Persons Responsible for Implementing MCM's Policy

18. MCM's Client Services staff has primary responsibility for implementing MCM's Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19. Members of MCM's Investment staff, such as security analysts generally review proxy proposals as part of their ongoing assessment of companies.

     Recordkeeping

20.a. MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

     (i) Copies of all proxy voting policies and procedures;

     (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

     (iii) Records of proxy votes cast on behalf of clients;

     (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

     (v) Written client requests for proxy voting information, and

     (vi) Written responses by MCM to written or oral client requests.

20.b. MCM will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM's Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which MCM determines to vote against a management recommendation that does not involve general matters relating to corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management recommendation.

20.c. MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions to vote against general corporate governance issues, or to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when MCM has sold or determined to sell a security, when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or in other routine situations identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM's control, such as in certain situations addressed in section 8 above.

21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23. All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

     Availability of Policy and Proxy Voting Records to Clients

24. MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM's voting record for the client's securities through summary disclosure in Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

                                      * * *

MCM's Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.


Approved by:          Steven Carlson /s/
                      ------------------
Title:                Chief Compliance Officer

Effective Date:       October 1, 2004
_____________________________________

Policy Amended:  February 10, 2006

Approved by:          Steven Carlson /s/
                      ------------------
Title:                Chief Compliance Officer

Effective Date:       February 10, 2006

_____________________________________________

Policy Amended:  July 19, 2006

Approved by:          Steven Carlson /s/
                      ------------------
Title:                Chief Compliance Officer

Effective Date:       July 19, 2006

                                       MFS
                           INVESTMENT MANAGEMENT logo

                    MFS PROXY VOTING POLICIES AND PROCEDURES
                    ----------------------------------------

--------------------------------------------------------------------------------
Owner: Mark N. Polebaum, Chairman - MFS      Effective Date: February 2, 2006
Proxy Voting Committee

                                             Replaces Policy Version Dated:
Contact Persons:                             March 15, 2005
Susan S. Newton
Robertson G. Mansi
Brian T. Hourihan

Applicability: Investment companies,      Internal Compliance Controls Committee
other the MFS Union Standard Equity Fund, Approval: February ___, 2006
accounts and other clients for which MFS
serves as investment adviser and has     Board  Approvals/Adoptions:
been delegated proxy voting authority.   MFS Funds Board - February 21, 2006
                                         Compass Funds Board - February 23, 2006
                                         Offshore Funds Board -
------------------------------------------------------ -------------------------

I. Policy Purpose and Summary

     The MFS Proxy Voting Policies and Procedures (as defined below) govern the manner in which the proxies of securities owned by the funds, accounts and other clients for which MFS serves as investment adviser and has been delegated the authority to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund, will be voted.

II. Overview

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to
"clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

     The MFS Proxy Voting Policies and Procedures include:

     A. Voting Guidelines;

     B. Administrative Procedures;

     C. Monitoring System;

     D. Records Retention; and

     E. Reports.

A. VOTING GUIDELINES


1.   General Policy; Potential Conflicts of Interest

     MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

     MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

     As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

     From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.   MFS' Policy on Specific Issues

     Election of Directors

     MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not

"independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

     MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

     MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

     MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

o Vest management of the process in the company's independent directors, other than the nominee in question; and

o Outline the range of remedies that the independent directors may consider concerning the nominee.

     Classified Boards

     MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

     Non-Salary Compensation Programs

     Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

     MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

     MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

     MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

     MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

     Expensing of Stock Options

     While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

     Executive Compensation

     MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals  that  seek  to set  limits  on  executive  compensation.  Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

     Employee Stock Purchase Plans

     MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

     "Golden Parachutes"

     From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

     Anti-Takeover Measures

     In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

     MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

     MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

     Reincorporation and Reorganization Proposals

     When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

     Issuance of Stock

     There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

     Repurchase Programs

     MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

     Confidential Voting

     MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

     Cumulative Voting

     MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

     Written Consent and Special Meetings

     Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

     Independent Auditors

     MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

     Best Practices Standards

     Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

     Social Issues

     There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

     The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

     Foreign Issuers

     MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

     In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Review Group

     The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting
Committee:

     a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

     b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

     c. Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

     The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

     In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

     c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause
     (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

     The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3. Gathering Proxies

     Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

     MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. Analyzing Proxies

     Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

     As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

     As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

     In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

     It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

------------------------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

     When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

     MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

     MFS Funds

     MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include:
(i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

     All MFS Advisory Clients

     At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

     Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

III. Supervision
     See Section B.1.

IV.  Interpretation and Escalation
     See Section B.1. and B.2.

V.   Authority
     See Section B.1.

VI.  Monitoring
     See Section C.

VII. Related Policies
     Not applicable.

VII. Amendment
     See Section B.1.(a).

IX.  Recordkeeping
     See Section D.

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i. General.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

     o Approval of financial statements, director and auditor reports.

     o General updating/corrective amendments to the charter.

     o Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6. Proposals to require the company to expense stock options will be supported.

7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1. The following proposals generally will be supported:

     o Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

     o  Proposals   requiring  that  members  of  the  company's   compensation,
     nominating and audit committees be comprised of independent or unaffiliated directors.

2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

     (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

     (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

     (c) A direct conflict exists between the interests of the nominee and the public shareholders;

     (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

     (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

     (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii. Auditors

          1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

          2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

          3. Proposals to indemnify auditors will not be supported.

         iv.      Anti-Takeover Matters

          1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

          2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail;
          (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

          3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. The following proposals generally will be supported:

          o Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          o Proposals for share repurchase plans.

          o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          o Proposals to effect stock splits.

          o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2. The following proposals generally will not be supported (notwithstanding management support).

          o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          o Proposals to create "blank check" preferred stock.

          o Proposals relating to changes in capitalization by 100% or more.

C. Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. The following proposals generally will be supported:

          o Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          o Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

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          o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.


     3.  Blanket   proposals   requiring   shareholder   approval  of  executive
     compensation generally will not be supported.


     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.


D. Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i. Corporate Transactions

          o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant

                                        7

                                      D-265
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          transactions  that are friendly,  approved by the Research  Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.

     ii. Compensation

          o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other

          o Proposals for higher dividend payouts.

          o Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          o Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

                                        8

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          o Proposals  requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          o Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV. ADMINISTRATION OF POLICY

A. Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters):
          (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. Identification of Material Conflicts of Interest

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C. Proxy Voting Reports

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                                      D-269

     (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.





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                                      D-270
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                                                                          Page 1




                            MUNDER CAPITAL MANAGEMENT






                              PROXY VOTING POLICIES
                                 AND PROCEDURES



(C) 2006, Munder Capital Management
Last Updated: 05-16-2006




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                                                                          Page 2

                                TABLE OF CONTENTS


I    INTRODUCTION..............................................................3

II   GENERAL PRINCIPLE.........................................................3

III  THE PROXY COMMITTEE.......................................................3

IV   ERISA FIDUCIARY DUTIES AND PROXY VOTING...................................4

V    PROCESS...................................................................4

   A.     Routine Corporate Administrative Items...............................5
   B.     Special Interest Issues..............................................6
   C.     Issues Having the Potential for Major Economic Impact................7
      1.  Executive Compensation Plans.........................................7
      2.  Prevention of Greenmail..............................................7
      3.  Cumulative Voting of Directors.......................................8
      4.  Super-Majority Provisions............................................8
      5.  Fair Price Provisions................................................8
      6.  Defensive Strategies.................................................8
      7.  Business Combinations or Restructuring...............................9
   D.     VOTING IN FOREIGN MARKETS............................................9
   E.     Review of ISS Recommendations........................................9
   F.     Overriding ISS Recommendations......................................10

VI   DISCLOSURE OF VOTE.......................................................13

   A.     Public and Client Disclosures.......................................13
   B.     Mutual Fund Board of Trustees.......................................13

VII  RECONCILIATION...........................................................13


VIII RECORDKEEPING............................................................14



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                                                                          Page 3

PROXY VOTING POLICIES AND PROCEDURES(1)


I Introduction

     Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time.

II General Principle

     The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

     The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Taft-Hartley Advisory Services ("THAS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss THAS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to THAS and other custom guidelines absent further client direction or authorization.

III The Proxy Committee

     The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with

------------------------------
(1) These Proxy Voting Policies and Procedures have been approved by the Boards of Trustees of, and are applicable with respect to, Munder Series Trust, Munder Series Trust II and The Munder @Vantage Fund.

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                                                                          Page 4

the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV   ERISA Fiduciary Duties and Proxy Voting

     The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR 2509.94-2).

V    Process

     In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's Taft-Hartley Policy Statement & Guidelines, a summary of such statement and guidelines is attached hereto as Exhibit C. The THAS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

     The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

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                                                                          Page 5

     ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

     A. Routine Corporate Administrative Items

     Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

     1. appointment or election of auditors, unless the auditor is not independent fees for non-audit services are excessive or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

     2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

     3. directors' liability and indemnification; unless:

          o the proposal would entirely eliminate directors' liability for violating the duty of care; or

          o the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

          provided,   however,  that  the  Advisor  will  ordinarily  vote  with management's  recommendation  to  expand  coverage  in  cases  when  a

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                                                                          Page 6

          director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

     4. name changes; or

     5. the time and location of the annual meeting.

     The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

     B. Special Interest Issues

     Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

     1.       restrictions on military contracting,
     2.       restrictions on the marketing of controversial products,
     3.       restrictions on corporate political activities,
     4.       restrictions on charitable contributions,
     5.       restrictions on doing business with foreign countries,
     6.       a general policy regarding human rights,
     7.       a general policy regarding employment practices,
     8.       a general policy regarding animal rights,
     9.       a general policy regarding nuclear power plants, and
     10.      rotating the location of the annual meeting among various cities.

     Client accounts utilizing ISS's THAS Proxy Voting Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis,

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                                                                          Page 7

recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

     C. Issues Having the Potential for Major Economic Impact

     Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

          1. Executive Compensation Plans

          Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock-based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

          2. Prevention of Greenmail

          These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

          3. Cumulative Voting of Directors

          Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

          4. Super-Majority Provisions

          These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

          5. Fair Price Provisions

          These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

          6. Defensive Strategies

          The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

          a. create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

          b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

          c.  establish  or  redeem  "poison  pills"  that  make it  financially
          unattractive   for  a  shareholder  to  purchase  more  than  a  small
          percentage of the company's shares;

          d. change the size of the board; or

          e. authorize or prevent the repurchase of outstanding shares.

     7. Business Combinations or Restructuring

          The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

     D. VOTING IN FOREIGN MARKETS

     Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which client accounts may invest. The Advisor will evaluate issues presented to shareholders for each client's foreign holdings in the context of the guidelines described above, as well as local market standards and best practices. The Advisor will vote proxies in foreign markets in a manner generally consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances when the Advisor elects not to vote as described below.

     Many foreign markets require that securities be blocked or reregistered to vote at a company's meeting. The Advisor generally will not subject client accounts to the loss of liquidity imposed by these requirements. In addition, the costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be higher than for U.S. holdings. As such, the Advisor may limit its voting proxies on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

     E. Review of ISS Recommendations

     On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

     (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

     (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

          (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any client account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

          (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

     Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor as specified in Section VIII hereof.

     F. Overriding ISS Recommendations

     From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

     (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.
     (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

     (b) A conflict of interest may exist where, for example:

          (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

          (ii) A client or a client-supported interest group actively supports a proxy proposal; or

          (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

(2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. Both the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

     (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

     (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

          (i) No Conflict. No conflict of interest is identified.

          (ii) Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

          (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(2) Such request for approval for an override shall be accompanied by a written disclosure of the conflict. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(3) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

(3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override

--------------------------
(2) With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

(3) Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

(4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI   Disclosure of Vote

     A. Public and Client Disclosures

     Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable any registered investment company for which the Advisor has proxy voting authority to further comply with all disclosure obligations imposed by applicable rules and regulations.

     B. Mutual Fund Board of Trustees

     The Advisor will promptly advise its investment company clients of any material changes to these policies.

     Every decision to vote in a manner different from the recommendation of ISS on a resolution in a proxy solicited by a company held by an investment company client shall be disclosed to such investment company's board of directors/trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII   Reconciliation

     The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII Recordkeeping

     The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(4)

     1. Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

     2.  A  copy  of  each  proxy   statement  it  receives   regarding   client
     securities.(5)

     3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(6)

     4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(7)

     5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

--------------------------
(4) See Rule 204-2(c)(2) of the Adviser's Act.

(5) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(6) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(7) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

     All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted:      February, 2001
Amended as of:November 2002, May 2003, February 2005, October 2005, January 2006
              and May 2006.

                                                                      EXHIBIT A
                                                                      ---------


The Proxy Committee consists of the following members:

     o Mary Ann Shumaker (non-voting)
     o Andrea Leistra
     o Debbie Leich
     o Thomas Mudie
     o Stephen Shenkenberg (non-voting)


Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                                                      EXHIBIT B
                                                                      ---------













                       Institutional Shareholder Services

                            Proxy Voting Guidelines

                                                                      EXHIBIT C
                                                                      ---------













                      Taft-Hartley Advisory Services (THAS)
                            U.S. Proxy Voting Policy
                            Statement and Guidelines

                                                                      EXHIBIT D
                                                                      ---------

                           Proxy Override Request Form

Company: _______________________________________________________________________

Date of Proxy: _______________________  Date of Meeting: _______________________

Person Requesting Override: ____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder?
[ ]No    [ ]Yes(identify) ______________________________________________________

________________________________________________________________________________

Other Potential Conflicts: _____________________________________________________

Did anyone contact Munder to change its vote? [ ]No [ ]Yes(identify and explain)
________________________________________________________________________________

Override vote for:   [ ]All client accounts holding a Company proxy, or
                     [ ]Specific accounts (identify): __________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name: _________________________________  [ ]For     [ ]Against    [ ]Abstain
Name: _________________________________  [ ]For     [ ]Against    [ ]Abstain
Name: _________________________________  [ ]For     [ ]Against    [ ]Abstain
Name: _________________________________  [ ]For     [ ]Against    [ ]Abstain
Name: _________________________________  [ ]For     [ ]Against    [ ]Abstain

Rationale: _____________________________________________________________________
________________________________________________________________________________

Approval: ____________________________    Date: _________________________

RESOLUTION NO. ____:_______         [ ]For      [ ]Against    [ ]Abstain

Description:  __________________________________________________________________
Rationale:  ____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Approval: ____________________________    Date: _________________________

Note: Attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.

                                      PIMCO
                     Proxy Voting Policy and Procedures(1)

     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(4)

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(43)

------------------------
(1) Revised as of Feb 14, 2006.

(2) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(3)These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(4) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(5) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1._______convening   an  ad-hoc   committee   to  assess  and  resolve  the
     conflict;(6)

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5. delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

-------------------------
(6) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Reporting Requirements and the Availability of Proxy Voting Records

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO  Record Keeping

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and  Oversight

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

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     1.  Transmit  Proxy to PIMCO.  IMS West will forward to PIMCO's  Compliance
Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories  of Proxy  Voting  Issues

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or

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shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

Board of  Directors

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

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                                      D-294
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     Proxy Contests and Proxy Contest Defenses

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. _Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     Tender Offer Defenses

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to

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                                      D-295
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prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     Capital Structure

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

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                                      D-296
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     2. Director  Compensation.  PIMCO may consider the  following  factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     State of Incorporation

     State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     Mergers and Restructurings

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of

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the following:  (i) voting in accordance  with the  instructions/consent  of the client after  providing  notice of and  disclosing  the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

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     8. Names Rule  Proposals.  PIMCO may  consider the  following  factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     Distressed and Defaulted Securities

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     Miscellaneous Provisions

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before

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                                      D-299
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the  meeting."  PIMCO may  consider  the  following  factors  when  developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

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                        Pzena Investment Management, LLC
                              Amended and Restated
                      Proxy Voting Policies and Procedures
                             Effective July 1, 2003
                                       and
                Further amended March 15, 2004 and August 1, 2004


I. Requirements Described

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies' (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting; (4) internal controls, and
(5) approach to corporate social responsibility.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

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

     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

     4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

II.  Procedures

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International--Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).(1)

------------------------------
(1) This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

     PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS's recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures

     PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

     C. Voting Procedures

     1. Determine Proxies to be Voted

     Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the firm's Chief Compliance Officer who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.(2) The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the

-----------------------------
(2) A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Chief Compliance Officer for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

     2. Identify  Conflicts and Vote  According to Special  Conflict  Resolution
        Rules

     The primary consideration is that PIM act for the benefit of its clients and place its client's interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's Chief Compliance Officer, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

     a. PIM has identified the following areas of potential concern:

          o Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

          o Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

          o Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

          o Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

     b. To address the first potential conflict identified above, PIM's Chief Compliance Officer will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Chief Compliance Officer who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     c. To address the second potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio Management System, Indata). If the proponent of a shareholder proposal is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     d. To address the third potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     e. To address the fourth potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this
Section 2.

     f. The following special rules shall apply when a conflict is noted in the red folder:

          i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

          ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

          iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

          iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

          v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

          vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

     A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation, and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

     When PIM's conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case-by-case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares that PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM's model.

     On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.

     3. Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special "Disclosure of Personal Holdings Form" (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

     a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

     b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

          i. With respect to incentive option arrangements:

          o The proposed plan is in excess of 10% of shares, or

          o The company has issued 3% or more of outstanding shares in a single year in the recent past, or

          o The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

          For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

          A = the number of shares reserved under the new plan/amendment

          B = the number of shares available under continuing plans

          C = granted but unexercised shares under all plans

          D = shares outstanding, plus convertible debt, convertible equity, and warrants

     ii. With respect to severance, golden parachute or other incentive compensation arrangements:

          o The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

          o The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

          o The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

     c. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

     d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

     e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

     f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

     g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

     h. Oppose vague, overly broad, open-ended, or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

     i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

     o PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

     In applying the above fee formula, PIM will use the following definitions:

     - Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

     - Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

     - Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

     o PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

     o PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

     o PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

     o PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

     j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

     k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

     It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process, PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS's recommendations, however, since we will not have first hand knowledge of the companies and cannot devote research time to them.

     Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

     4. Return Proxies

     The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Chief Compliance Officer will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

     5. Changing a Vote

     Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.  Client Disclosures

On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX. V. Recordkeeping

     A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

     B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies that were not received, and what actions were taken to obtain them.

     viii. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).

VI. Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Chief Compliance Officer, and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

Procedural (non-substantive) Updates on July 19, 2006

                          RCM Proxy Voting Guidelines
                                 and Procedures


                                 March 10, 2006

                                Table of Contents



Policy Statement and Voting Procedure.....................................page 3

Resolving Conflicts of Interest...........................................page 4

Cost-Benefit Analysis Involving Voting Proxies............................page 4

Proxy Voting Guidelines...................................................page 5

Ordinary Business Matters.................................................page 5

Auditors..................................................................page 5

Board of Directors........................................................page 6

Executive and Director Compensation.......................................page 8

Capital Structure........................................................page 10

Mergers and Corporate Restructuring......................................page 10

Antitakeover Defenses and Voting Related Issues..........................page 12

Social and Environmental Issues..........................................page 14

                                Policy Statement

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                                Voting Procedure

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                         Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                             Proxy Voting Guidelines


                                Ordinary Business

Ordinary Business Matters: Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.


                                    Auditors

Ratification of Auditors: Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

Shareholder Proposals Regarding Rotation of Auditors: Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence: Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               Board of Directors


Election of Directors: Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

Majority Vote Requirement for the Election of Directors: Case-by-Case

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

Classified Boards: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

Changing Size of Board: Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board: Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Limit Tenure of Directors: AGAINST
RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection: Case-by-Case
RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer: Case-by-Case
RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors: Case-by-Case
RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

                       Executive and Director Compensation

Stock Incentive Plans: Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Shareholder Proposals Regarding Options Expensing: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

Cash Bonus Plans (OBRA related): Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

Eliminate Non-Employee Director Retirement Plans: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Employee Stock Purchase Plans: Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide
performance   incentives  and  lead  employees  to  identify  with   shareholder
interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.

Shareholder Proposals Regarding Executive Pay: Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes): Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.


                                Capital Structure

Capital Stock Authorizations: Case-by-Case

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

Stock Splits and Dividends: Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.


                       Mergers and Corporate Restructuring

Mergers and Restructurings: Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent a Company from Paying Greenmail: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

Fair Price Provision: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM  will  vote  AGAINST  fair  price   provisions,   if  the  shareholder  vote
requirement,   imbedded  in  the  provision,  is  greater  than  a  majority  of disinterested shares.

RCM  will  vote  FOR  shareholder   proposals  to  lower  the  shareholder  vote
requirements imbedded in existing fair price provisions.

State Antitakeover Statutes: Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Reincorporation: Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S.
government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                                       11

                                      D-325
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                Anti-takeover Defenses and Voting Related Issues

Poison Pills: Case-by-Case

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights: Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock: Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting: Case-by-Case

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

Shareholder Action by Written Consent: Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder's Right to Call Special Meeting: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.


                         Social and Environmental Issues

Shareholder Proposals Regarding Social and Environmental Issues: Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

     o Cost to implement proposed requirement
     o Whether any actual abuses exist
     o Whether the company has taken any action to address the problem
     o The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Sign or Endorse the CERES Principles: Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

Northern Ireland (MacBride Principles): Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

     o Whether any discrimination charges have been filed against the subject company within the past year;
     o Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
     o Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

                             PROXY VOTING GUIDELINES

                          RiverSource Investments, LLC
                         Kenwood Capital Management LLC
                                RiverSource Funds

Set forth below are guidelines used by RiverSource Investments, LLC, Kenwood Capital Management LLC and the RiverSource Funds (each, an "Affiliate") in voting proxies (the "Guidelines"). The Guidelines cover both management proposals and shareholder proposals. Accordingly, if an Affiliate will vote against a management proposal, it will support a shareholder proposal recommending the opposite position. For example, the Affiliate will generally vote against a management proposal to have a classified board and will generally support a shareholder motion to eliminate a classified board. With respect to foreign companies, there are a number of proposals that are unique to the manner in which business in conducted in their respective countries and these guidelines are in a separate section that addresses most of the common proposals that appear in proxies of foreign companies.

Each Affiliate may, in the exercise its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines. Each Affiliate may also choose to adopt separate Guidelines from time to time on one or more of the topics covered below.

                                   Governance

G1   Elect directors.
     The Affiliate supports annual election of all directors and proposals to eliminate classes of directors. In a routine election of directors, the Affiliate will vote with management on the slate of directors since the company is in the best position to know what qualifications are needed for each member of the board to form an effective board. However, the Affiliate will vote against a nominee who has been assigned to the audit, compensation, or nominating committee if that nominee is not independent* of management and the Affiliate will vote against shareholder proposals that would dictate the composition of the board members.

* We define independence using the following criteria:

Insider:
o An inside director is a director who also serves as an employee of the company.

Affiliated Director :
o Former executive of the company, its affiliates, or an acquired firm, within the past ten years(2)
o Relative of current employee in a management position of the company or its affiliates
o    Relative of former executive of company or its affiliates
o Currently provides (or family member has) professional services to the company or its affiliates or to its officers (i.e., consulting/legal firm)
o    Employed by a significant customer or supplier (3)
o Has (or family member has) any transactional relationship with the company or its affiliates(3)
o    Stock ownership of 5% or more
o    Has (or a relative  has) an  interlocking  relationship  (as defined by the
     SEC) involving members of the board of directors or its Compensation and Stock Option Committee
(1) "Affiliate" includes a subsidiary, sibling company, or parent company
(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy-making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's.
(3) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

G2   Limit director monetary liability.
     The proposal sets a maximum dollar amount that can be obtained through the course of legal action from a director who acts in good faith and does not benefit from a transaction. The Affiliate supports the proposal. Reasons are: the need to attract qualified persons to serve as directors who might not be willing to serve without limits on monetary liability; the ability to obtain more favorable insurance coverage at lower rates; and to avoid the possibility of directors making marginal decisions to avoid legal complications rather than the tough decisions needed to advance the company.

G3   Indemnify directors and officers.
     The proposal permits a company to indemnify directors and officers and to pay, in advance, legal expenses should a lawsuit be filed against them provided certain steps established by state law are fulfilled. The Affiliate will support the proposal to the extent it is consistent with state law and SEC policy.

G4   Set director remuneration.
     The Affiliate generally supports recommendations of a company's board with respect to compensation and opposes shareholder proposals that limit compensation or mandate that compensation be paid in shares of stock.

G5   Approve director retirement plans
     The Affiliate votes against director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

G6   Fix number of directors.
     The proposal requests that a board be given the authority to determine the number of directors. The Affiliate supports the proposal because it allows the directors to adjust the size of their board to adapt to needs that may arise.

G7 Require members of board and all members of key committees to be independent. The current proposals are worded to require two-thirds of the board and/or all members of key committees to be independent from management. The Affiliate supports these proposal as a good business practice.

G8   Set terms of directors.
     The proposal asks shareholders to fix or extend the term that a director may serve. The Affiliate supports the management recommendations regarding director's length of service. Accordingly, the Affiliate generally does not support shareholder proposals regarding term limits or mandatory retirement.

                                    Auditors

A1   Appoint auditors.
     The proposal allows shareholders to vote for or against the accounting firm selected to audit the company's books. Absent issues of qualifications or conflicts of interest, the Affiliate will vote with the recommendation of management.

A2   Ratify auditors
     The proposal asks that a board submit the auditor to shareholders for ratification. The Affiliate supports the proposal as a reasonable check on auditor selection.

A3   Prohibit or limit auditor's non-audit services
     The proposal seeks to limit or prohibit auditors from providing non-audit services. The Affiliate does not support this proposal since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors' independence. In addition, new legislation spells out the types of services that need pre-approval or would compromise independence.

A4   Limit fees that can be paid to auditors for non-audit services
     The proposal sets a limit on the fees that can be paid to the auditor for non-audit services. Generally the limit would be stated as a percentage of the audit fees. The Affiliate does not support the proposal since an absolute limit may not be appropriate in certain circumstances.

A5   Rotate audit firms
     The proposal seeks to require a company to rotate audit firms. The Affiliate does not support the proposal since inefficiencies generally outweigh the benefits.

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

A6   Fix remuneration paid to auditors
     The proposal would require the fees paid to the auditor be approved by shareholders. The Affiliate votes against the proposal since it is management's responsibility to determine and monitor the compensation paid to vendors.

                     Business Entity and Capital Structures

B1   Increase number of authorized shares of common stock.
     The proposal increases the number of authorized shares of common stock. The Affiliate supports the proposal provided the purpose stated for the increase is reasonable and the company does not have a history of abusing its use of authorized but unissued shares.

B2   Stock splits or reverse stock splits.
     The proposal provides for stock splits or reverse stock splits. The Affiliate supports the proposal provided as proposed it will encourage ownership of a company.

B3   Shareholder rights (poison pill)(fair price) plan.
     The proposal requests shareholders approve a plan which management could use for anti-takeover protection. The Affiliate supports the proposal based on a belief that such plans force uninvited bidders to negotiate with a company's board. These negotiations allow time for the company to maximize value for shareholders by forcing a higher premium out of a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Affiliate supports proposals to submit such a plan to shareholders, if it was not submitted for shareholder approval, and supports limiting the vote required for approving a proposal under the plan to a majority.

B4   Preferred stock.
     The proposal asks shareholders to give the board authorization to issue preferred stock. The Affiliate supports the proposal because preferred stock is a necessary component to implement a shareholder's rights plan and may be used for certain financing needs of the company.

B5   Reincorporation
     The proposal requires or requests a board to consider incorporating in another jurisdiction. The Affiliate votes against the proposal unless the long-term business reasons for doing so is valid. The Affiliate will support proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

B6   Supermajority vote requirement.
     The proposal seeks changes in the company articles and/or bylaws to require the affirmative vote of a super-majority of the outstanding voting stock for approval of certain actions. The Affiliate does not support supermajority requirements outside of a shareholders' right plan because of fairness issues and the possibility of unforeseen consequences and prefers a simple majority for a shareholders rights plan.

B7   Eliminate action by written consent.
     The proposal asks shareholders to amend articles/bylaws to eliminate the right of shareholders to take action by written consent. The Affiliate opposes the proposal since it can be appropriate to take action by written consent in some instances.

B8   Dissolution of cumulative voting
     The proposal requests that shareholders approve amendments to articles/bylaws to eliminate cumulative voting in the election of directors. Cumulative voting allows shareholders to cast as many votes as equal to the number of shares they own, multiplied by the number of directors to be elected. A shareholder can then cast all of his /her votes for a single candidate, or any two or more as he/she sees fit. The use of cumulative voting enables the holder of a minority of a company's stock to elect one or more directors if they are able to gain sufficient support. The Affiliate votes in support of the proposal to eliminate cumulative voting based on the view that each director elected should represent the interests of all shareholders.

B9   Issue shares without preemptive rights (up to 20%)
     The proposal seeks shareholder approval for the board to issue shares equivalent to xx% of the company's issued ordinary share capital in the form of securities free of preemptive rights. The Affiliate supports the proposal based on the belief that the company must have the ability to issue common stock as necessary.

B10  Change company name.
     The proposal requests that shareholders approve a new name for the company. The Affiliate supports the proposal.

B11  Recapitalization.
     The proposal requests shareholder approval for a plan to combine two or more classes of stock into one class, to authorize the company's board to issue new common or preferred stock or to change par value. The Affiliate supports the proposal so long as the changes do not cause current shareholders to lose any rights unless they are adequately compensated for that loss with stock or cash.

B12 Issuance of Equity or Equity-Linked Securities Without Preemptive Rights. The proposal seeks shareholder approval for the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities without preemptive rights. The Affiliate supports the proposal provided dilution does not exceed 20 percent of the company's outstanding capital.

B13  Merger Agreement/Reorganization
     The proposal seeks shareholder approval for the merger agreement. The Affiliate will consider recommendations from RiverSource.

B14  Adjourn meeting.
     The proposal requests authority for a board to adjourn the meeting if it becomes necessary to solicit additional votes for a merger agreement. The Affiliate supports the proposal.

                         Compensation and stock options

C1   Qualified 401(k) savings plan.
     The proposal seeks approval for a benefit plan in which employees can reduce their salaries and contribute that pre-tax money to an account where the money gains tax-free interest until the funds are withdrawn upon/after retirement. The Affiliate supports such plans.

C2   Employee stock purchase plan.
     The proposal recommends approval of an employee stock purchase plan whereby employees have an opportunity to share in the ownership of the company through regular and systematic purchases of company stock. The Affiliate supports the proposal as a way to encourage employees to develop a stronger incentive to work for the continued success of the company and provided the plan contains the following provisions:
     o The purchase price of the company stock may not be less than 85% of fair market value (80% if U.K. company).
     o The offering period must be 27 months or less.
     o The potential voting power dilution is 10% or less.

C3   Stock option plan (employee and non-employee)
     The proposal asks shareholders to approve a plan that reserves a certain number of shares of common stock that may be issued in conjunction with the exercise of incentive and non-qualified stock options. The Affiliates utilize the research and recommendations provided by Glass Lewis, our proxy voting vendor, for proposals addressing compensation plans.

C4   Treatment of stock option awards
     The proposal recommends a board consider treating stock option grants as an expense. The Affiliate supports the proposal as a more appropriate alternative that better enables shareholders to evaluate current income and liabilities.

C5   Require holding periods for stock by senior management
     The proposal seeks to prohibit senior management from selling stock of the company for some duration. The Affiliate votes against the absolute requirements of the proposal since employee compensation programs must have balance and provide some flexibility. However, the Affiliate will support reasonable limits.

C6   Ban future executive stock options
     The proposal bans the use of stock options in compensation plans. The Affiliate votes against the proposal since it precludes offering a balanced compensation program.

C7   Disclose supplemental retirement benefits and perquisites
     The proposal seeks disclosure of benefits provided to senior management. While Sarbanes-Oxley Act or regulatory requirements are generally adequate, in appropriate situations, the Affiliate will support additional disclosure.

C8 Require shareholder approval of extraordinary benefits to senior management The proposal requires that shareholders approve certain benefits. The Affiliate votes against the proposal electing instead to support requirements that a board disclose any extraordinary benefits paid to current and retired senior management.

C9   Executive Incentive Compensation Plan.
     The 1993 Omnibus Budget Reconciliation Act (OBRA), mandates certain restrictions on the tax deductibility of executive compensation above $1 million. The law provides exceptions for certain performance-based compensation, including cash bonuses, provided the plan is administered by a compensation committee of two or more outside directors and amendments to the plan are approved by shareholders. Under the terms of the plan, the company links cash payouts to the attainment of preset hurdle rates. If the goals are appropriate, the Affiliate supports the proposal.

C10  Restricted Stock Grant Program.
     The proposal seeks shareholder approval of a Restricted Stock Grant Program, which would grant shares from those reserved under an Executive Award Plan. The program is submitted in order to qualify for certain tax deductions granted for "performance-based" compensation under Section 162(m) of the Internal Revenue Code. The Affiliate supports the proposal if it meets the required criteria.

C11  Non-Employee Directors' Stock Plan.
     The proposal seeks shareholder approval of a company's Non-Employee Directors' Stock Plan which is designed to provide outside directors with the option of receiving all or a portion of their annual retainer fees in the form of company stock. The Affiliate supports the proposal.

C12  Changes in compensation plans.
     A proposal requests shareholders approve a change in the terms of a compensation plan, including the repricing of options previously granted. The Affiliate will support appropriate proposals provided no additional shares of stock are reserved. It will not approve blanket authority nor will it approve the cancellation of one plan and the creation of a new plan granting new options at lower prices.

C13  Performance-based stock options
     The proposal seeks adoption of or modification to a stock option plan so that options are granted based on a stated standard. The Affiliate votes against such proposals in the view that compensation committees should have the authority to determine option grants.

C14  Deferred compensation plans for non-employee directors
     The proposal requests approval for a plan whereby non-employee directors may defer compensation until retirement. The Affiliate supports the proposal.

                Directives related to social and corporate issues

D1   Review and report on executive compensation.
     The proposal directs a board to review executive compensation packages, concentrating on ways in which executive compensation can be more closely linked to financial, environmental, and social performance. The Affiliate considers executive compensation to be a business matter for the board and votes against the proposal.

D2   Limit executives to holding one position.
     The proposal asks that the company adopt a policy that would prohibit anyone from holding more than one position simultaneously. The Affiliate votes against.

D3   Limit executives' compensation.
     The proposal requests that a board cap the total pay and other compensation of its executive officers to no more than X times the pay of the average employee of the company. The Affiliate votes against.

D4   Rotate meeting sites or fix dates for future meetings.
     The proposal seeks to have the annual meeting site be rotated each year among cities where a large percentage of shareholders reside and/or to fix the date for future meetings. The Affiliate votes against the proposal since a board should consider a number of factors in deciding the appropriate location and date for meetings.

D5   Prohibit or disclose contributions.
     The proposal requests a board prohibit or publish in certain newspapers contributions made by the company, either directly or indirectly, for political, charitable or educational purposes. The Affiliate votes against.

D6   Disclose prior government service.
     The proposal seeks to have a board furnish a list of high-ranking employees who served in any governmental capacities over the last five years. The Affiliate votes against.

D7   Disclose social agenda
     The  proposals  seek   disclosure  on  military   contracts,   conservation
     initiatives, business relationships with foreign countries, animal testing, and abortion. The Affiliate votes against.

D8   Maximize shareholder value
     The proposal asks a board establish a shareholders' advisory committee, hire an outside consultant or arrange for the sale of the company to enhance shareholder value. The Affiliate votes against. Shareholder meeting proposals

S1   Open/Close meeting.
     The proposal is to approve the opening or closing of a meeting. The Affiliate supports the proposal.

S2   Designate keeper of minutes.
     The proposal designates a shareholder or other individual to detail the discussion of the annual meeting and write the minutes for submission to the board, shareholders and/or the government. The Affiliate supports the proposal.

S3   Approve minutes.
     The proposal requests shareholders approve minutes from the previous meeting. The Affiliate supports the proposal.

S4   Other business.
     The proposal asks shareholders to give proxies the authority to conduct other business. The Affiliate votes for the proposal.

S5   Nominations for directors
     The proposal would require a company to include nominations in addition to those proposed by management in a proxy statement. The Affiliate votes against the proposal since there are established procedures for proposing opposition slates of directors.

S6   Confidential ballot.
     The proposal asks shareholders to direct a board to take steps to ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The
     Affiliate supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

S7   Request for special reports
     The proposal asks for special reports from management, e.g. environmental issues, military sales, etc. The Affiliate votes against such proposals.

S8   Request for change in operations
     The proposal seeks to change the way a company operates, e.g. protect human
     rights,   sexual  orientation,   etc.  The  Affiliate  votes  against  such
     proposals.

S9   Request for change in the nomination process
     The proposal requires boards to nominate candidates based on sex, race or special criteria. The Affiliate votes against such proposals.

S10  Request for change in the products manufactured or sold
     The proposal requires management to end business in tobacco or other products. The Affiliate votes against such proposals.

S11  Request for Majority vote to elect directors
     This proposal requests that the board amend the company's certificate of incorporation or its bylaws to provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board. The Affiliate votes for such proposals.

                                     Foreign

F1   Approve discharge of Management (Supervisory) Board.
     The proposal asks that shareholders approve formal discharge of responsibility of the management board for the fiscal year. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action. The Affiliate votes for.

F2   Approve special auditor's report.
     French companies are required by law to present shareholders with a special auditor's report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions. The Affiliate votes for.

F3 Approve financial statements, directors' reports, and auditors' reports. The proposal requests shareholder approval of the financial statements, directors' reports, and auditors' reports. The Affiliate supports the proposal provided the financial statements are audited by the auditors approved by shareholders.

F4   Set/approve dividend.
     The proposal requests shareholders approve the dividend rate set by management. The Affiliate votes for.

F5   Approve script dividend alternative.
     The proposal asks shareholders to authorize dividend payments in the form of either cash or shares at the discretion of each shareholder. The Affiliate supports giving shareholders this option so long as the options are financially equal.

F6   Approve allocation of income.
     The proposal asks shareholders to approve a board's allocation of income for the current fiscal year, as well as the dividend rate. The Affiliate votes for.

F7   Approve appropriation of profits and dividends.
     The proposal asks shareholders to approve a board's proposed determination of profits and amount of the dividend for the current fiscal year. The Affiliate votes for.

F8   Grant board authority to repurchase shares.
     The proposal requests that a board be given the authority to repurchase shares of the company on the open market. This authority would continue until the next annual meeting. The Affiliate votes for.

F9   Approve payment of corporate income taxes.
     The proposal seeks approval for the use by a company of its reserves in order to pay corporate taxes. This is common practice in Europe. According to European accounting procedures, a company is required every year to set aside a certain percentage (usually five percent) from its profits which will be allocated to the company's reserves. Reserves are used to cover losses in future years and pay dividends and corporate taxes. The Affiliate votes for.

F10  Cancel preapproved issuance authority.
     The proposal asks shareholders to cancel a previously approved authority to issue capital. Companies in Denmark do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries. They must create specific pools of capital with a limited life for general use, which they may call upon during the life of the pool. Therefore, companies routinely request the creation of pools of capital for no specific use or for a specific reason. If the board deems the pool of capital as no longer necessary or relevant to the company's needs, yet the life of the authority has not yet lapsed, then shareholder approval is needed to cancel it. The Affiliate votes for.

F11  Authorize new product lines.
     The proposal seeks shareholder approval to amend the company's articles to allow the company to expand into new lines of business. As more companies seek to diversify out of their traditional narrow industries, greater flexibility is being routinely introduced. This change does not require the company to go into these businesses, but gives them the flexibility to do so if and when they choose. The Affiliate votes for.

F12  Appoint statutory auditor.
     The proposal seeks shareholder approval to appoint one internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code. Statutory auditors in Japan are responsible for attending all board meetings and important business meetings, reviewing all major documents, cooperating with the external auditors, and approving the external audit. Even though the independence of internal auditors is not clear, the Affiliate votes for.

F13  Appoint Chairman of the Board.
     The proposal is for shareholders to appoint or elect a chairman of the board of directors. The Affiliate votes for.

F14  Authorize filing of required documents/other formalities.
     The proposal asks shareholders to authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law. This is a routine item in France. The Affiliate votes for.

F15  Propose publications media.
     The proposal requests shareholders approve the designation of a newspaper as the medium to publish the company's meeting notice. While the fund would prefer that foreign shareholders receive written notification of the annual meeting, publishing this information in newspapers is common in Chile and other countries. The Affiliate votes for.

F16  Clarify Articles of Association.
     The proposal seeks shareholder approval of routine housekeeping of the company's articles, including clarifying items and deleting obsolete items. The Affiliate votes for.

F17  Update Articles of Association with proxy results
     The proposal asks shareholders to approve changes to the company's articles of association to reflect the results of a proxy vote by shareholders. This is a routine proposal in international proxies and the Affiliate votes for.

F18  Conform Articles of Association to law or stock exchange
     The proposal requests shareholder approval to amend the articles of association to conform with new requirements in local or national law or rules established by a stock exchange on which its stock is listed. The Affiliate votes for.

F19  Authorize Board to Ratify and Execute Approved Resolutions
     The proposal requests shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting. The Affiliate votes for.

F20  Prepare and Approve List of Shareholders.
     The proposal requests shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting. This is a routine formality in European countries and the Affiliate votes for the proposal.

F21  Announce Vacancies on Management Board.
     The proposal asks shareholder approval to announce vacancies on the management board. In accordance with Dutch law, the company must announce which of the supervisory board members will retire from the board during the next year, either because their terms have expired or because they have reached the mandatory retirement age. The Affiliate votes for.

F22  Elect Chairman of the Meeting.
     The proposal requests shareholder approval to elect the chairman of the meeting. This is a routine meeting formality in European countries and is supported by the Affiliate.

F23  Allotment of unissued shares.
     The proposal requests that shareholders give the directors of the company the authority to allot unissued shares. The proposal provides authority to directors which is already provided to U.S. company directors without shareholder approval, i.e. the ability to issue additional shares of common stock. The Affiliate supports this proposal.

F24  Authority to issue shares.
     The proposal requests shareholders give the board the ability to issue authorized shares. The Affiliate votes for.

F25  Authority to allot shares for cash.
     The proposal requests that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount of X (approximately % of the issued share capital of the company). This will renew the existing authorization and will terminate in one year. UK laws require that current shareholders have pre-emptive rights to all newly-issued shares. The Affiliate supports the proposal.

F26  Authorize Board to use all outstanding capital.
     The proposal asks shareholders to authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company. Similar to the way U.S. companies use preferred stock, this is a common anti-takeover measure in France. The anti-takeover protection may give companies breathing room for making the right choices, not just the expedient ones. In addition, a large-block holder serves as a monitor of management that may keep the pressure on to ensure good performance, to the benefit of all shareholders. The Affiliate supports the proposal.

F27  Change date/location of annual meeting.
     The proposal requests shareholder approval for the board to change the date and/or location of the annual meeting. In some companies, the articles/bylaws establish the date and place for the annual meeting. The proposal gives the board flexibility to establish another date or location to hold the annual meeting. The Affiliate supports the proposal.

F28  Authorize issuance of equity or equity-linked securities.
     The proposal seeks shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities. The Affiliate supports the proposal.

F29  Authorize issuance of bonds.
     The proposal requests shareholder approval granting the authority to the board to issue bonds or subordinated bonds. Full use of this authorization could potentially increase the debt-to-equity ratio to _____%. However,

     French companies generally do not expect to utilize the total amount of issuance power they request. The Affiliate votes for.

F30 Authorize capitalization of reserves for bonus issue or increase in par value. The proposal requests shareholder approval increasing authorized stock by capitalizing various reserves or retained earnings. Under this proposal, shareholders would receive either new shares or a boost in the par value of their shares at no cost. When the company capitalizes reserves and distributes new shares to shareholders free of charge in a bonus issue, there is no cost for shareholders to maintain their stakes and no risk of dilution. Bonus issues basically transfer wealth to shareholders and do not impact share value significantly. The only impact would be a mildly positive one--by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base. The Affiliate supports the proposal.

F31  Increase issued capital for rights issue.
     The proposal requests shareholders approve an increase to "issued capital" in order to offer a rights issue to current registered shareholders. With a rights issue, shareholders have the option of purchasing additional shares of the company's stock, often at a discount to market value. The company will use the proceeds from the issue to provide additional financing for the company. Because the shares are being offered at a discount, this offer is very attractive to shareholders. The Affiliate supports the proposal because of the positive impact for both the company and participating shareholders.

F32  Authorize reissuance of repurchased shares.
     The proposal requests shareholder approval for the board to reissue shares of the company's stock that had been repurchased by the company at an earlier date. Similar proposals do not appear in proxies of U.S. companies since boards have authority to issue any authorized shares. The Affiliate supports the proposal.

F33  Approve retirement bonuses for directors/statutory auditors.
     The proposal requests shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors. Although this proposal is a routine request in Japan, the Affiliate abstains from voting because the information provided is insufficient to base a decision.

F34  Approve payment to deceased director's family.
     The proposal requests shareholder approval for the payment of a retirement bonus to the family of a deceased director. Although this proposal is a routine request in Japan, the Affiliate does not support it because the information provided is insufficient to base a decision.

F35  Authorize company to engage in transactions with related parties.
     The proposal requests shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered "interested parties" as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES). Singapore's related-party transaction rules are fairly comprehensive, providing shareholders with substantial protection against insider trading abuses. The Affiliate supports this proposal.

F36  Amend Articles to Lower Quorum Requirement for Special Business.
     The proposal seeks to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting. Such resolutions, which include amendments to articles, mergers, spin-offs, and stock option plans, will still need a two-thirds majority of the votes cast in order to be effective. Lowering the quorum requirement will remove a powerful incentive for the company to reach out to its independent shareholders when the company is close to reaching a quorum of one-third of issued capital with only the votes of the founder, partner or strategic partner. The Affiliate votes AGAINST when the company's board owns close to one-third of issued capital. When the board is not close to reaching a one-third quorum with votes from the founding family or partner, and reaches out to shareholders for support, the Affiliate will vote FOR.

                        Citigroup Asset Management (CAM)
                      Proxy Voting Policies and Procedures


                      AMENDED AND RESTATED AS OF MAY 2006

I.   TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.  GENERAL GUIDELINES
III. HOW CAM VOTES
IV.  CONFLICTS OF INTEREST
V.   VOTING POLICY

     (1)      Election of directors
     (2)      Proxy contests
     (3)      Auditors
     (4)      Proxy contest defenses
     (5)      Tender offer defenses
     (6)      Miscellaneous governance provisions
     (7)      Capital structure
     (8)      Executive and director compensation
     (9)      State of incorporation
     (10)     Mergers and corporate restructuring
     (11)     Social and environmental issues
     (12)     Miscellaneous

VI.  OTHER CONSIDERATIONS

     (1)      Share Blocking
     (2)      Securities on Loan

VII. DISCLOSURE OF PROXY VOTING

VIII.RECORDKEEPING AND OVERSIGHT

                      CITIGROUP ASSET MANAGEMENT(1) (CAM)
                      Proxy Voting Policies and Procedures

I.   TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.  GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CAM VOTES

Section V of these policies and procedures set forth certain stated positions. In the case of a proxy issue for which there is a stated position we generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we considers in

----------------------------
(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

voting on such issue, we votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that we considers in voting on such issue, we votes on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes in accordance with our stated positions, but we are not required to follow any such recommendations. However, a particular business unit or investment team may utilize such an external service provider with the intention of following the recommendations of such service provider in all or substantially all cases, even where our policies do not contain a stated position. The use of an external service provider does not relieve the business unit of its responsibility for the proxy vote.

IV.  CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

(1)  Procedures for Identifying Conflicts of Interest

     CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer because CAM operates as an independent business unit from other Legg Mason business units and because of the existence of information barriers between CAM and certain other Legg Mason business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Legg Mason and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply:
     (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

     i. disclosing the conflict to clients and obtaining their consent before voting;

     ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

     iii.in the case of a  conflict  of  interest  resulting  from a  particular
     employee's  personal   relationships,   removing  such  employee  from  the
     decision-making process with respect to such proxy vote; or

     iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

(3) Third Party Proxy Voting Firm - Conflicts of Interests

     With respect to a third party proxy voting firm described herein, CAM will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.   VOTING POLICY

-----------------------------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.


(1) Election of Directors

    A. Voting on Director Nominees in Uncontested Elections.

     1. We vote for director nominees.

    B. Chairman and CEO is the Same Person.

     1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

     o  Designation of a lead director
     o  Majority of independent directors (supermajority)
     o  All independent key committees
     o  Size of the company (based on market capitalization)
     o  Established governance guidelines
     o  Company performance

    C. Majority of Independent Directors

     1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

     2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

    D. Stock Ownership Requirements

     1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

    E. Term of Office

     1. We vote against shareholder proposals to limit the tenure of independent directors.

    F. Director and Officer Indemnification and Liability Protection

     1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

     2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

     3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

    G. Director Qualifications

     1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

     2. We vote against shareholder proposals requiring two candidates per board seat.

(2) Proxy Contests

    A. Voting for Director Nominees in Contested Elections

     1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

    B. Reimburse Proxy Solicitation Expenses

     1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3) Auditors

    A. Ratifying Auditors

     1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

    B. Financial Statements and Director and Auditor Reports

     1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

    C. Remuneration of Auditors

     1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

    D. Indemnification of Auditors

     1. We vote against proposals to indemnify auditors.

(4) Proxy Contest Defenses

    A. Board Structure: Staggered vs. Annual Elections

     1. We vote against proposals to classify the board.

     2. We vote for proposals to repeal classified boards and to elect all directors annually.

    B. Shareholder Ability to Remove Directors

     1. We vote against proposals that provide that directors may be removed only for cause.

     2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

     3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

    C. Cumulative Voting

     1. We vote against proposals to eliminate cumulative voting.

     2. We vote for proposals to permit cumulative voting.

    D. Shareholder Ability to Call Special Meetings

     1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

    E. Shareholder Ability to Act by Written Consent

     1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     2. We vote for proposals to allow or make easier shareholder action by written consent.

    F. Shareholder Ability to Alter the Size of the Board


     1. We vote for proposals that seek to fix the size of the board.

     2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

    G. Advance Notice Proposals

     1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

    H. Amendment of By-Laws

     1. We vote against proposals giving the board exclusive authority to amend the by-laws.

     2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

    I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

       We review on a case-by-case basis all proposals seeking amendments to the articles of association.

       We vote for article amendments if:

       o  shareholder rights are protected;
       o  there is negligible or positive impact on shareholder value;
       o  management provides adequate reasons for the amendments; and
       o  the company is required to do so by law (if applicable).

(5) Tender Offer Defenses

    A. Poison Pills

     1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

     3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

    B. Fair Price Provisions

     1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

    C. Greenmail

     1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

    D. Unequal Voting Rights

     1. We vote against dual class exchange offers.

     2. We vote against dual class re-capitalization.

    E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

    F. Supermajority Shareholder Vote Requirement to Approve Mergers

     1.  We  vote  against  management  proposals  to  require  a  supermajority
     shareholder  vote  to  approve  mergers  and  other  significant   business
     combinations.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

    G. White Squire Placements

     1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6) Miscellaneous Governance Provisions

    A. Confidential Voting

     1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

    B. Equal Access

     1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

    C. Bundled Proposals

     1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

    D. Shareholder Advisory Committees

     1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

    E. Other Business

       We vote for proposals that seek to bring forth other business matters.

    F. Adjourn Meeting

       We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

    G. Lack of Information

       We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7) Capital Structure

    A. Common Stock Authorization

     1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

     2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

          a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

          b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

     3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

    B. Stock Distributions: Splits and Dividends

     1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

    C. Reverse Stock Splits

     1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

    D. Blank Check Preferred Stock

     1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

     2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

     3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

    E. Adjust Par Value of Common Stock

     1. We vote for management proposals to reduce the par value of common stock.

    F. Preemptive Rights

     1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

          a) Size of the Company.

          b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

          c) Percentage of the rights offering (rule of thumb less than 5%).

     2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

    G. Debt Restructuring

     1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

    H. Share Repurchase Programs

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                                      D-353

     1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

    I. Dual-Class Stock

     1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders
          o It is not designed to preserve the voting power of an insider or significant shareholder

    J. Issue Stock for Use with Rights Plan

     1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

    K. Debt Issuance Requests

     When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

     We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

    L. Financing Plans

     We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

    A. OBRA-Related Compensation Proposals

     1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
          Section 162(m) of the Internal Revenue Code.

     2. Amendments to Added Performance-Based Goals

          a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

     3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

     4. Approval of Cash or Cash-and-Stock Bonus Plans

          a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

    B. Expensing of Options

     We vote for proposals to expense stock options on financial statements.

    C. Index Stock Options

     We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

    D. Shareholder Proposals to Limit Executive and Director Pay

     1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

     2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

     We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

     o Compensation committee comprised of independent outside directors

     o Maximum award limits

     o Repricing without shareholder approval prohibited

    E. Golden Parachutes

     1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

     2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

    F. Employee Stock Ownership Plans (ESOPs)

     1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

    G. 401(k) Employee Benefit Plans

     1. We vote for proposals to implement a 401(k) savings plan for employees.

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                                      D-356

    H. Stock Compensation Plans

     1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

     2. We vote on a case-by-case  basis for stock  compensation  plans which do
     not  provide  a   dollar-for-dollar   cash  for  stock   exchange  using  a
     quantitative model.

    I. Directors Retirement Plans

     1. We vote against retirement plans for nonemployee directors.

     2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

    J. Management Proposals to Reprice Options

     1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

        o  Historic trading patterns
        o  Rationale for the repricing
        o  Value-for-value exchange
        o  Option vesting
        o  Term of the option
        o  Exercise price
        o  Participation

    K. Shareholder Proposals Recording Executive and Director Pay

     1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

     2. We vote against shareholder proposals requiring director fees be paid in stock only.

     3. We vote for shareholder proposals to put option repricing to a shareholder vote.

     4. We vote on a  case-by-case  basis  for all other  shareholder  proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9) State/Country of Incorporation

    A. Voting on State Takeover Statutes

     1. We vote for proposals to opt out of state freezeout provisions.

     2. We vote for proposals to opt out of state disgorgement provisions.

    B. Voting on Re-incorporation Proposals

     1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

    C. Control Share Acquisition Provisions

     1. We vote against proposals to amend the charter to include control share acquisition provisions.

     2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     3. We vote for proposals to restore voting rights to the control shares.

     4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

    A. Mergers and Acquisitions

     1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

    B. Corporate Restructuring

     1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

    C. Spin-offs

     1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

    D. Asset Sales

     1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

    E. Liquidations

     1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    F. Appraisal Rights

     1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

    G. Changing Corporate Name

     1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

    H. Conversion of Securities

     1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

    I. Stakeholder Provisions

     1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

    A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional
     information,   particularly  when  it  appears  the  company  has  not
     adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     2. the percentage of sales, assets and earnings affected;

     3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     4. whether the issues presented should be dealt with through government or company-specific action;

     5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     6. whether the company's analysis and voting recommendation to shareholders is persuasive;

     7. what other companies have done in response to the issue;

     8. whether the proposal itself is well framed and reasonable;

     9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

     10. whether the subject of the proposal is best left to the discretion of the board.

    B. Among the social and environmental issues to which we apply this analysis are the following:

     1. Energy and Environment

     2. Equal Employment Opportunity and Discrimination

     3. Product Integrity and Marketing

     4. Human Resources Issues

(12) Miscellaneous

    A. Charitable Contributions

     1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

    B. Operational Items

     1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

     2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

     4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

     5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     6. We vote against proposals to approve other business when it appears as voting item.

    C. Routine Agenda Items

     In some markets, shareholders are routinely asked to approve:

        o the opening of the shareholder meeting
        o that the meeting has been convened under local regulatory requirements
        o the presence of a quorum
        o the agenda for the shareholder meeting
        o the election of the chair of the meeting
        o regulatory filings
        o the allowance of questions
        o the publication of minutes
        o the closing of the shareholder meeting

     We generally vote for these and similar routine management proposals.

    D. Allocation of Income and Dividends

     We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

    E. Stock (Scrip) Dividend Alternatives

     1. We vote for most stock (scrip) dividend proposals.

     2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.  OTHER CONSIDERATIONS

In certain situations, CAM may determine not to vote proxies on behalf of a client because CAM believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which CAM may determine not to vote proxies on behalf of a client include:

(1)  Share Blocking

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, CAM will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)  Securities on Loan

Certain clients of CAM, such as an institutional client or a mutual fund for which CAM acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. CAM typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, CAM will request that the client recall shares that are on loan so that such shares can be voted if CAM believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of

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                                      D-362

0recalling such shares (e.g. foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of CAM and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

CAM employees may not disclose to others outside of CAM (including employees of other Legg Mason business units) how CAM intends to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.

If a CAM employee receives a request to disclose CAM's proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.

VIII.RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

       -  a copy of these policies and procedures;
       -  a copy of each proxy form  (as voted);
       - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
       - documentation relating to the identification and resolution of conflicts of interest;
       - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and
       - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

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                                      D-363

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.








                                       25

                                   Appendix A


                                   Memorandum

To:       All CAM Employees

From:     Legal and Compliance

Date:     May ______, 2006

Re:       Updated CAM Proxy Voting Policies and Procedures
          Conflicts of Interest with respect to Proxy Voting

--------------------------------------------------------------------------------

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Accompanying this memorandum is a copy of CAM's Proxy Voting Policies and Procedures that have been updated, effective as of May 2006. The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

     The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

     While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM Legg Mason affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

     A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM Legg Mason personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Legg Mason, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

     As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest.

-------------------------
(1,2) As a general matter, CAM takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between a Legg Mason affiliate and an issuer present a conflict of interest for CAM with respect to such issuer.
(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

     The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                         Proxy Voting Committee Members

Investment Management Representatives
-------------------------------------

Greg Komansky
Peter Vanderlee

Legal Representatives
---------------------

George Shively
Leonard Larrabee
Thomas Mandia

Compliance Representatives
--------------------------

Barbara Manning
Brian Murphy



At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

                                                                            Logo
                                                     SSGA Funds Management, Inc.
Proxy Voting Policy

Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2) provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4) matches proxies received with holdings as of record date;

     5) reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7) documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     o Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     o Approval of auditors

     o Directors' and auditors' compensation

     o Directors' liability and indemnification

     o Discharge of board members and auditors

     o Financial statements and allocation of income

     o Dividend payouts that are greater than or equal to country and industry standards

     o Authorization of share repurchase programs

     o General updating of or corrective amendments to charter

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                                      D-370

     o Change in Corporation Name

     o Elimination of cumulative voting


II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     o Capitalization changes which eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     o Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     o Elimination of "poison pill" rights

     o Stock purchase plans with an exercise price of not less that 85% of fair market value

     o Stock option plans which are incentive based and not excessive

     o Other stock-based plans which are appropriately structured

     o Reductions in super-majority vote requirements

     o Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     o Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     o Anti-takeover  and related  provisions that serve to prevent the majority
     of  shareholders   from  exercising  their  rights  or  effectively   deter
     appropriate tender offers and other offers

     o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     o Elimination of Shareholders' Right to Call Special Meetings

     o Establishment of classified boards of directors

     o Reincorporation in a state which has more stringent anti-takeover and related provisions

     o Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     o Excessive compensation

     o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     o Adjournment of Meeting to Solicit Additional Votes

     o "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     o For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     o Against offers when there are prospects for an enhanced bid or other bidders

     o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     o Requirements that auditors attend the annual meeting of shareholders

     o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     o Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     o Mandates that amendments to bylaws or charters have shareholder approval

     o Mandates that shareholder-rights plans be put to a vote or repealed

     o Establishment of confidential voting

     o Expansions to reporting of financial or compensation-related information, within reason

     o Repeals of various anti-takeover related provisions

     o Reduction or elimination of super-majority vote requirements

     o Repeals or prohibitions of "greenmail" provisions

     o "Opting-out" of business combination provisions

     o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     o Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     o Limits to tenure of directors

     o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     o Restoration of cumulative voting in the election of directors

     o Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     o Proposals which require inappropriate endorsements or corporate actions

     o Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     o Proposal asking companies to adopt full tenure holding periods for their executives

     o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.





                                   Page 8 of 8

                         SUSTAINABLE GROWTH ADVISERS, LP


                       PROXY VOTING POLICY AND PROCEDURES


                               Statement of Policy

     Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

     SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

     The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

     SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

     1. Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

     2. Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

     3. Security positions that are completely sold from a clients account between proxy record date and meeting date, SGA will not vote the proxy.

     4. Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

     5. Proxies for securities on loan that must be recalled in order to vote; generally will not be voted.

     6. Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

     7. Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

                                   Procedures

     Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

     Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

     As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.


                              Categories of Issues

     It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

     Following are examples of agenda items that SGA generally approves:

Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

     Following are examples of issues presented for shareholder vote that are generally opposed because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

Shareholders  Proposals That Offer No Specific  Economic  Benefit to the Client:
When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

                              Conflicts of Interest

     SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

     SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.



     To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:


                         Sustainable Growth Advisers, LP
                        301 Tresser Boulevard, Suite 1310
                               Stamford, CT 06901

                            By phone: (203) 348-4742
                             By fax: (203) 348-4732
                          E-mail: mgreve@sgadvisers.com

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure  and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy

Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

                        TEMPLETON GLOBAL ADVISORS LIMITED
                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

Weight Given Management Recommendations
One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Adviser may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

  1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

  2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

  3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

  4. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

  5. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

  6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

  7. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

  8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

  9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

 10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

 11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

 12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

 13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

 14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

 15. At least annually, the Proxy Group will verify that:
     o All annual proxies for the securities held by Advisory Clients have been received;
     o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
     o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;
     o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy
Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.







As of June 30, 2006

                        TEMPLETON INVESTMENT COUNSEL, LLC
                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

Weight Given Management Recommendations
One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Adviser may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

  1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

  2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

  3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

  4. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

  5. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

  6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

  7. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

  8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

  9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

 10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

 11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

 12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

 13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

 14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.  At least annually, the Proxy Group will verify that:
     o All annual proxies for the securities held by Advisory Clients have been received;
     o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
     o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;
     o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy
Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.





As of June 30, 2006

                           UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                     AND PROXY VOTING GUIDELINES AND POLICY


                                 Policy Summary

     Underlying our voting and corporate governance policies we have three fundamental objectives:

1    We seek to act in the best  financial  interests  of our clients to protect and enhance the long-term value of their investments.

2    In order to do this  effectively,  we aim to utilize the full weight of our clients` shareholdings in making our views felt.

3    As  investors,  we have a strong  commercial  interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

     This  policy  helps  to  maximize  the  economic   value  of  our  clients`
investments by establishing proxy voting standards that conform with UBS Global Asset Management`s philosophy of good corporate governance.

                         Risks Addressed by this Policy

     The policy is designed to address the following risks:

     o Failure to provided required disclosures for investment advisers and registered investment companies

o    Failure to vote proxies in best interest of clients and funds

o    Failure to identify and address conflicts of interest

o    Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS
-----------------

Global Voting and Corporate Governance Policy

         A.  General Corporate Governance Benchmarks 2

         B.  Proxy Voting Guidelines oe Macro Rationales 4

         C.  Proxy Voting Disclosure Guidelines 8

         D.  Proxy Voting Conflict Guidelines 9

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

         E.  Special Disclosure Guidelines for Registered Investment Companies 9

         F.  Documentation 11

         G.  Compliance Dates 11

         H.  Other Policies 12

         I.  Disclosures 12

GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

Philosophy

     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the --company" or --companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A. General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, --UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1:  Independence of Board from Company Management

Guidelines:

o   Board exercises judgment independently of management.
o   Separate Chairman and Chief Executive.
o   Board has access to senior management members.
o   Board is comprised of a significant number of independent outsiders.
o   Outside directors meet independently.
o   CEO performance standards are in place.
o   CEO performance is reviewed annually by the full board.
o   CEO succession plan is in place.
o   Board involvement in ratifying major strategic initiatives.
o Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2:  Quality of Board Membership Guidelines:

o   Board determines necessary board member skills, knowledge and experience.
o   Board conducts the screening and selection process for new directors.

o   Shareholders should have the ability to nominate directors.
o Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
o Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
o   Board meets regularly (at least four times annually).

Principle 3:  Appropriate Management of Change in Control Guidelines:

o Protocols should ensure that all bid approaches and material proposals by management are brought forward for board
o   consideration.
o Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder
o   approval.
o   Employment contracts should not entrench management.
o Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4:  Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

o Executive remuneration should be commensurate with responsibilities and performance.
o   Incentive schemes should align management with shareholder objectives.
o Employment policies should encourage significant shareholding by management and board members.
o Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.
o Long-term incentives should be linked to transparent long-term performance criteria.
o Dilution of shareholders` interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5:  Auditors are Independent Guidelines:

o   Auditors are approved by shareholders at the annual meeting.
o   Audit, consulting and other fees to the auditor are explicitly disclosed.
o The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
o   Periodic (every 5 years) tender of the audit firm or audit partner.

B. Proxy Voting Guidelines - Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.   General Guidelines

o a. When our view of the issuer`s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

o b. If management`s performance has been questionable we may abstain or vote against specific proxy proposals.

o c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

o d. In general, we oppose proposals, which in our view, act to entrench management.

o e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

o f. We will vote in favor of shareholder resolutions for confidential voting.

     2. Board of Directors and Auditors

o a. Unless our objection to management`s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

o b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

o c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

o d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

o e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.   Compensation

o a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

o b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

o c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

o d. We may vote against a compensation or incentive program if it is not adequately tied to a company`s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

o e. Where company and management`s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

o f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.   Governance Provisions

o a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

o b. We believe that --poison pill" proposals, which dilute an issuer`s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

o c. Any substantial new share issuance should require prior shareholder approval.

o d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

o e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

o f. We generally do not oppose management`s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

o g. We will support proposals that enable shareholders to directly nominate directors.

5.   Capital Structure and Corporate Restructuring

o a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

o b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.   Mergers, Tender Offers and Proxy Contests

     a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.   Social, Environmental, Political and Cultural

o a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

o b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management`s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

o c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.   Administrative and Operations

o a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

o b. We are sympathetic to shareholders who are long-term holders of a company`s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.   Miscellaneous

o a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client`s direction.

o b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

o c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

o d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

C.   Proxy Voting Disclosure Guidelines

o UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

o UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

o Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client`s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

o Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client`s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

o Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

o Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company`s proxies.

o Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

o In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

o We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

o    The  Chairman  of  the  Global  Corporate   Governance  Committee  and  the
     applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

o Under no circumstances will general business, sales or marketing issues influence our proxy votes.

o UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (--Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E.   Special Disclosure Guidelines for Registered Investment Company Clients

     1. Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

o That these procedures, which are the procedures used by the investment adviser on the Funds` behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

o That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

o That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund`s website, or both; and (ii) on the Commission`s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

2. Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

     That each Fund`s shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund`s website, if applicable; and (iii) on the Commission`s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

     That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund`s website, or both; and

     (ii) on the Commission`s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

3. Form N-CSR (Closed-End Fund Annual Reports Only) Management is responsible for ensuring the following:

o That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC`s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

o That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds` investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

4. Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

o That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

o Fund management is responsible for reporting to the Funds` Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds` Form N-PX.

5. Oversight of Disclosure The Funds` Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds` Chief Compliance Officer shall recommend to each Fund`s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the
     Funds`   compliance  with  relevant  federal   securities  laws.
--------------------------------------------------------------------------------
                               Responsible Parties

     The following parties will be responsible for implementing and enforcing this policy: The Chief Compliance Officer and his/her designees

                                  Documentation

     Monitoring and testing of this policy will be documented in the following ways:

     o Annual review by the Funds' and UBS Global AM's Chief Compliance Officer of the effectiveness of these procedures

   - Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures
   - Periodic review of any proxy service vendor by the Chief Compliance Officer
   - Periodic review of proxy votes by the Proxy Voting Committee

                                Compliance Dates

     The following compliance dates should be added to the Compliance Calendar:

   - File Form N-PX by August 31 for each registered investment company client
   - Annual review by the Funds' and UBS Global AM's Chief Compliance Officer of the effectiveness of these procedures
   - Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures
   - Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable
   - Periodic review of any proxy service vendor by the Chief Compliance Officer
   - Periodic review of proxy votes by the Proxy Voting Committee
   - Recordkeeping Policy
   - Affiliated Transactions Policy
   - Code of Ethics
   - Supervision of Service Providers Policy

                                 Other Policies

     Other policies that this policy may affect include:
--------------------------------------------------------------------------------
               Other policies that may affect this policy include:

   - Recordkeeping Policy
   - Affiliated Transactions Policy
   - Code of Ethics
   - Supervision of Service Providers Policy

17244038

                           UBS Global Asset Management
                           Local Voting and Corporate
                              Governance Guidelines


                                   Version 1.0


                                  28 July 2003

                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0


                                Table of Contents

   I. Local Voting and Corporate Governance Guidelines

       A. United Kingdom / London                                             1

       B. Australia / Sydney                                                  2

       C. Switzerland / Zurich                                                5

       D. Japan / Tokyo                                                       6

       E. Canada / Toronto                                                    10

       F. United States / Chicago                                             11




                                       i



                                      D-408
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                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

I. LOCAL VOTING POLICIES

A. LOCAL POLICY - UNITED KINGDOM / LONDON

  Directors'            Greenbury - Invited to approve all new       Each on its
  Remuneration          long term incentive schemes                  own merits
  and/or Pension        Greenbury - Shares granted should not
  arrangements          vest, and options should not be
                        exercisable, in under three
                        years
                        Greenbury - Total awards
                        potentially
                        available should not be
                        excessive
                        Greenbury - Subject to
                        challenging
                        criteria
                        Greenbury - Consideration
                        should be
                        given to criteria which
                        reflects the
                        company's performance relative
                        to a
                        group of comparator companies
                        in
                        some key variables such as TSR
                        Greenbury -Are grant options
                        phased
                        Greenbury - Executive options
                        are not
                        at a discount
                        ABI - Options should only be
                        granted over the capital of
                        the parent
                        company.
                        ABI - A Scheme  should not last
                        more than 10 years
                        ABI - All  Schemes  No more than
                        10% of share  capital  should be
                        used  in  any  rolling  10  year
                        period
                        ABI - Executive Schemes No more
                        than
                        5% of the issued Ordinary share
                        cap in
                        any 10 year period unless these
                        Options are Super-Options
                        Combined Code - Agrees with the
                        recommendations of the Greenbury
                        Code

  Basic Authority       Companies Act - Section 80 provides          For
  for Directors to      authority for Directors to issue shares      Management
  Allot Any Shares      ABI5 - New issues should not exceed
                        one third of existing issued
                        share capital - taking account
                        amounts reserved for share
                        schemes, warrants or
                        convertible shares

  Share Allotment       Companies Act - Section 89 imposes          For
  Other Than to         pre-emption (shares must be first           management
  Existing              offered to existing shareholders on a       if issue
  Shareholders          pro-rata basis)                             meets IPC
                        Companies Act - Section 95 allows dis       5% guideline



Local Guidelines                                                    28 July 2003
                                       1

                                      D-409
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                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

                          application of S89 for issues of shares
                          for cash (but not for assets)
                          IPC - Dis-application of S89
                          acceptable provided no more than
                          5% of the issued capital on a
                          non-pre-emptive basis in any one
                          year and no more than
                          7.5%   in   the   current   and
                          preceding 2
                          years

  Market Purchase         ABI7 -Authority under S166 must be      For Management
  of its own              renewed annually; increase in EPS a     if criteria is
  Shares by               pre-requisite; approval of preference   met.
  Company                 shareholders necessary; 10% of issued
                          share capital is appropriate
                          Companies Act - Section 166
                          permits buy-back, S162 must
                          have power for buy-back within
                          articles of assoc.
                          Stock Exchange Yellow book - up
                          to 15% of issued share capital
                          within 12 months permissible.
                          Price must not exceed 105% of
                          market value.

  Scrip Dividend          No guidelines                           For Management
  alternative
  Enhanced Scrip          No guidelines                           Each on its
  Dividend                                                        own merits
  Amendments to           No guidelines                           For Management
  Articles of
  Association

  Shareholder             No guidelines                           or Management
  resn.



  Political               Political Parties, Elections and       For Management
  donations               Referendums Act 2000                   if the company
                                                                 issues a
                                                                 statement
                                                                 confirming that
                                                                 the donation is
                                                                 not to a
                                                                 political party
                                                                 in the true
                                                                 sense.

                                                                 Against if this
                                                                 statement is
                                                                 not made
--------------------------------------------------------------------------------

Local Guidelines                                                    28 July 2003
                                       2

                                      D-410
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                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

B.   LOCAL POLICY - AUSTRALIA / SYDNEY

AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"


Board Structure and Quality

Review allocation of work between Board and management (IFSA 9).
Board has majority of independent directors with appropriate skills (IFSA 2). Chairman should be an independent director (IFSA 3) or a lead director to be appointed. The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).
Generally constituted with a majority of independent directors Audit committee comprises only non executive directors Have access to employees and advisers of the company
Entitled to obtain independent professional advice at the company's expense

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)
Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)
ASX listing rules require director election each year on a one third rotational basis.
Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.
Aust Law requires at least 3 directors with at least 2 residing in Australia.

Change of Control Procedures

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13). Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.
ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.
Partial takeover provisions may be approved by shareholders but are renewable every 3 years.

Auditors

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).
Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation)
Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)
Mandatory audit committees for Top 500 companies (pending legislation). Statement from audit committee that non-audit services are compatible with independence (pending legislation).


Local Guidelines                                                    28 July 2003
                                        3

                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0


Compensation

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)
The Board should establish and disclose in the annual report a policy to encourage nonexecutive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).
The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).
All equity participation compensation plans must be approved by shareholders in a special resolution.
Option term maximum is 5 years
Share options must be "expensed" from middle of 2004 (pending legislation)


General Governance

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)


BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.
Vote on all material issues.
Written policy on exercising proxy votes and ensure consistently applied
Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.






Local Guidelines                                                    28 July 2003
                                       4


                                      D-412
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                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0


C.   LOCAL POLICY - SWITZERLAND / ZURICH

Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.

Special procedure for UBS Fund Management (Switzerland) AG and the UBS Investment Foundation for Pension Funds:

The provisions of the Swiss Investment Fund Act and the self-regulatory provisions set out in the Code of Conduct of the Swiss Funds Association are applicable for UBS Fund Management (Switzerland) AG, a subsidiary of UBS AG. UBS Fund Management acts as the fund management company on behalf of all UBS and Private Label funds under Swiss law. The Swiss Investment Fund Act requires that the fund management company must be independent from the Custodian Bank. Furthermore, UBS Fund Management (Switzerland) AG, has to act in the sole interest of its investors. Therefore, the decisions of the fund management company concerning proxy voting rights for the assets in the UBS and Private Label funds must be made independently from those of the Custodian bank.

The UBS Investment Foundation for Pension Funds is governed by the Swiss Pension Fund Law. The Swiss Pension Fund Law requires, that Pension Funds and Investment Foundations for Pension Funds establish rules for proxy voting rights. These rules are defined by the board of the Investment Foundation. The rules set by the board of the UBS Investment Foundation for Pension Funds are as follows: In general, the UBS Investment Foundation shall vote in line with the proposals presented by the board of directors. However, the board of the UBS Investment Foundation may decide, that the UBS Investment Foundation votes not in line with the proposals presented by the board of directors. In any case, the UBS Investment Foundation is completely independent from UBS in this respect












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                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

D. LOCAL POLICY - JAPAN / TOKYO

Proxy Voting Policy

We recognize that voting rights have economic value and that the exercise of such voting rights is a fiduciary duty. UBS Global Asset Management (Japan) Ltd will evaluate issues that may have an impact on the economic value of an investment and will vote on those issues with a view toward maximizing the ultimate economic value of the investment during the time period in which we expect to hold the investment.

UBS Global Asset Management (Japan) Ltd executes voting rights in order to advance the general interests of clients and shall not execute such right in order to advance the interest of its own or third parties. The general interests of clients mean the interests from the standpoint purely of shareholder value, which is not aimed at acquiring managerial authority. The person in charge of making investment decisions is responsible for the judgement on the interests.

Where an investment in a company is on behalf of a client and where voting authority and responsibility is delegated to UBS Global Asset Management (Japan) Ltd in the client agreement, it is our intention usually to vote on all proxies we receive that are submitted for shareholder approval. But in cases where any costs are involved in proxy voting, we vote if we judge that the proxy voting after costs maximizes the ultimate economic value of the investment. Client voting instructions are on the Client Details Spreadsheet that is maintained by Client Management.

General Proxy Voting Guidelines

When our view of company's management is favorable, we generally support current management initiatives with exceptions as noted in the items below. When our view is that changes to the management structure would probably increase shareholder value, we may support management in a variety of proposals.

     o If management's performance has been questionable, but we do not have constructive advice on voting alternatives, we may abstain.
     o Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a generally good job, we may elect to vote against management
     o In general we oppose proposals which, in our view, act to entrench management In some instances, even though we strongly support management, there are some corporate governance issues, that in spite of management objections, we believe should be subject to shareholder approval.

Corporate Governance Consultants

UBS Global Asset Management (Japan) Ltd may use external consultants to advise on corporate governance issues. However it is not obliged to follow this advice and will at all times act in the best interests of clients as detailed in sections 8.1 and 8.2 above.


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[GRAPHIC OMITTED][GRAPHIC OMITTED]

                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

UBS Global Asset Management (Japan) Ltd has access to the external proxy voting service, "Institutional Shareholder Services" (ISS). This service provides details of meetings and advice on recommended voting. However the decision is always undertaken as detailed in sections 8.4 and 8.5 by the relevant Investment Teams and UBS Global Asset Management (Japan) Ltd undertakes its own voting. It does not use ISS to vote.

ISS is a web-based system and UBS Global Asset Management (Japan) Ltd is allocated a code for access.

Japanese Equity Proxy Voting Procedures

Operations records the date of receipt of proxy voting information on Ops Proxy Voting Spreadsheet.

Proxy information and analysis is also available from ISS. This data is retrieved at least weekly or as required. If this information does not match the Japanese Equity proxies that have been received from Operations, Investments sends an e-mail to Operations (Corporate Actions) requesting them to follow up with the custodian/company and request the necessary proxy voting information. The e-mail states the proxy name of the company security name, meeting date. By doing this there is a double check so that we are aware of all proxy voting issues (ISS and custodians/company).

Proxy voting will be applied to securities held in client accounts in accordance with the Client Details that are maintained by Client Management and are located on the S Drive for Client Management, Client Management, Investments and Operations to access. Where clients do not state that they wish to determine proxy voting the decision will be made by Investments in UBS Global Asset Management (Japan) Ltd.

On receipt of proxy information and cover sheet from Operations (copy of proxy voting), centralized voting decisions, for clients who have given UBS TB discretion to vote and where clients do not specify, are made by the person in charge of the model portfolio of Japanese Equities or his delegate. The proxy voting decision is filled in and the information sent to Operations together with the signed and dated cover sheet.

If "Client" was written on the Client Details spreadsheet, Operations gives the relevant Client Manager the original proxy voting information. The Client Manager votes in accordance with the client's standing instructions or contacts the client and obtains their instruction. If the Client Manager has to contact the client a file note prepared by the Client Manager must be kept on the client file. Client Manager must liaise with Investments if required i.e. when client wants to vote the same as UBS TB. The Client Manager will fill in the original proxy voting information and return it together with the signed and dated cover sheet to Operations.

Japanese Equity team and Client Management complete the Proxy Voting Spreadsheet based on what they have sent to Operations and this is the basis for client reporting. If there is a problematic issue regarding client's interest including all issues from the shareholder, Investments and Client Management will keep a record of the reason for the problematic issue and the reason for such vote on the spreadsheet.

Voting  must  be  made   immediately  upon  receipt  of  original  proxy  voting
information (General Shareholders' Meeting) and returned as soon as possible to Operations (Corporate Actions) for dispatch.

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                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

Global Equities Proxy Voting Procedure

Operations records the date of receipt of proxy voting information on Ops Proxy Voting Spreadsheet.

Proxy information and analysis is also available from ISS. This data is retrieved at least weekly or as required. If this information does not match the Global Equities proxies that have been received from Operations, Investments sends an e-mail to Operations (Corporate Actions) requesting them to follow up with the custodian and request the necessary proxy voting information. The e-mail states the proxy name of the company security name, meeting date. By doing this there is a double check so that we are aware of all proxy voting issues (ISS and custodians).

Proxy voting will be applied to securities held in client accounts in accordance with the Client Details that are maintained by Client Management and are located on the S Drive for Client Management, Client Management, Investments and Operations to access. Where clients do not state that they wish to determine proxy voting the decision will be made by Investments in UBS Global Asset Management (Japan) Ltd.

On receipt of proxy information and cover sheet from Operations (copy of proxy voting), centralized voting decisions, for clients who have given UBS TB discretion to vote and where clients do not specify, are made by the person in charge of the model portfolio of Global Equities or his delegate. The proxy voting decision is filled in and the information sent to Operations together with the signed and dated cover sheet.

If "Client" was written on the Client Details spreadsheet, Operations gives the relevant Client Manager the original proxy voting information. The Client Manager votes in accordance with the client's standing instructions or contacts the client and obtains their instruction. If the Client Manager has to contact the client a file note prepared by the Client Manager must be kept on the client file. Client Manager must liaise with Investments if required i.e. when client wants to vote the same as UBS TB. The Client Manager will fill in the original proxy voting information and return it together with the signed and dated cover sheet to Operations.

Global Equities team and Client Management complete the Proxy Voting Spreadsheet based on what they have sent to Operations and this is the basis for client reporting. If there is a problematic issue regarding client's interest including all issues from the shareholder, Investments and Client Management will keep a record of the reason for the problematic issue and the reason for such vote on the spreadsheet.

Voting  must  be  made   immediately  upon  receipt  of  original  proxy  voting
information (General Shareholders' Meeting) and returned as soon as possible to Operations (Corporate Actions) for dispatch.

Dividend Reinvestment Program Participation Policy

Regarding the participation in the dividend reinvestment program, unless otherwise instructed by the client (Client Details Spreadsheet), our policy is to receive dividend by cash to avoid situations where we may be receiving shares due to participation in the DRIP while we are reducing the weight of the stock in the portfolio or eliminating it completely. Refer to Operations Procedures Manual for communication between Investments and Operations.

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

                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

Special Share Rights Offering

In the event that a company has declared a special share rights offering (shares or cash), Operations will forward this information to the appropriate portfolio manager. In principal for Global Equities ex Japan we will follow the recommendation from London. When there is no recommendation from London we will elect to receive cash.

Record and Client Reporting

Investments (Japanese and Global equities) and Client Management keeps a record of all voting instructions. Clients may request us to provide a report on proxy votes, cast or not cast on their behalf. This report would contain the following

     o  Client names on whose behalf we voted
     o  Security name
     o  Meeting date
     o Resolutions which UBS Global Asset Management (Japan) Ltd voted "FOR", "AGAINST" or "ABSTAIN" with brief reasons for these positions
     o  Outcome of meeting if known.






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                                      D-417

                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0

E. LOCAL POLICY - CANADA / TORONTO

Local  policies  are in line with the  Global  Voting and  Corporate  Governance
Policy.

Our authority to vote proxies is established by our advisory contracts (or comparable documents) and our proxy voting guidelines are tailored to reflect these specific contractual obligations.

Where UBS Global Asset Management (Canada) Co. is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the Local Corporate Governance Committee ( "the Committee") will be notified of the conflict and the Committee will determine how such proxy should be voted. If the Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote.

With respect to Pooled Funds Managed by UBS Global Asset Management (Canada) Co., where the Committee feels that a conflict of interest exists in voting proxies relating to the Pooled Funds, the Committee may abstain from such vote at its discretion.














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                                      D-418

                           UBS Global Asset Management
         Local Voting and Corporate Governance Guidelines - Version 1.0


F. LOCAL POLICY - UNITED STATES / CHICAGO


Our Global Policies are our Local Policies except for the following:

General

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

Proxy Voting Guidelines - Macro Rationales

1. We do not favor the forced reporting of political contributions.

Proxy Voting Conflict Guidelines

The U.S. Local Corporate Governance Committee will meet to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:

     Relationships with clients and potential clients
     Banking and investment banking divisions within UBS

Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

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                                      D-419

                       UBS Global Asset Management Global
                     Corporate Governance Philosophy Voting
                             Guidelines And Policy

                                   Version 1.0

                                  28 July 2003
   Global Voting and Corporate Governance Guidelines and Policy - Version 1.0


Table of Contents


Global Voting and Corporate Governance Policy A.
General Corporate Governance Benchmarks B. Proxy
Voting Guidelines - Macro Rationales C. Proxy Voting
Disclosure Guidelines D. Proxy Voting Conflict
Guidelines

                                 i 28 July 2003
                  GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1 We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.
2 In order to do this effectively, we aim to utilize the full weight of our clients'shareholdings in making our views felt.
3 As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A.  GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1:  Independence of Board from Company Management

Guidelines:

o        Board exercises judgment independently of management.
o        Separate Chairman and Chief Executive.
o        Board has access to senior management members.
o        Board is comprised of a significant number of independent outsiders.
o        Outside directors meet independently.
o        CEO performance standards are in place.
o        CEO performance is reviewed annually by the full board.
o        CEO succession plan is in place.
o        Board involvement in ratifying major strategic initiatives.
o Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

o Board determines necessary board member skills, knowledge and experience.
o        Board conducts the screening and selection process for new directors.
o Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
o Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
o        Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

o Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
o Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.
o        Employment contracts should not entrench management.
o Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4:  Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

o Executive remuneration should be commensurate with responsibilities and performance.
o        Incentive schemes should align management with shareholder objectives.
o Employment policies should encourage significant shareholding by management and board members.
o Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.
o Long-term incentives should be linked to transparent long-term performance criteria.
o Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5:  Auditors are Independent

Guidelines:

o        Auditors are approved by shareholders at the annual meeting.
o Audit, consulting and other fees to the auditor are explicitly disclosed.
o The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
o        Periodic (every 5 years) tender of the audit firm or audit partner.

B.   PROXY VOTING GUIDELINES - MACRO RATIONALES

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

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.   GENERAL GUIDELINES

o a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
o b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.
o c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.
o d. In general, we oppose proposals, which in our view, act to entrench management.
o e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
o f. We will vote in favor of shareholder resolutions for confidential voting.

2.   BOARD OF DIRECTORS & AUDITORS

o a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.
o b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
o c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.
o d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.
o e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.   COMPENSATION

o    a. We will  not  try to  micro-manage  compensation  schemes,  however,  we
believe  remuneration  should  not  be  excessive,   and  we  will  not  support
compensation plans that are poorly structured or otherwise egregious.

o b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.
o c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
o a. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.
o b. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
o c. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

1    GOVERNANCE PROVISIONS

o    5.   CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING
o a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
o b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.
o    6.   MERGERS, TENDER OFFERS & PROXY CONTESTS
o a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.
o    7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL
o a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.
o b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.
o c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.
o    8. ADMINISTRATIVE & OPERATIONS
o a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts

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

at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
o b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

o    9. MISCELLANEOUS
o a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.
o b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
o c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

     b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

     c. Any substantial new share issuance should require prior shareholder approval.

     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

     f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

C.   PROXY VOTING DISCLOSURE GUIDELINES

     Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
     Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

     Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.
     Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.
     Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
     In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
     We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
     The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.  PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

     Under no circumstances will general business, sales or marketing issues influence our proxy votes.
     UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

March 2006

                                   U.S. Trust

                              Proxy Voting Policies

Overview

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser or as a trustee, U.S. Trust has a fiduciary duty to act solely in the interest of its clients (see below) when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must vote client securities in a timely manner and make voting decisions that are in the interest of our clients (or, in the case of ERISA accounts, in the interest of the plan's participants and their beneficiaries.)

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix A and Appendix B set forth the Proxy Committee's current policies with respect to how U.S. Trust will vote with regard to specified matters that may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of our clients (or, in the case of ERISA accounts, in the interest of the plan's participants and their beneficiaries.) .

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that could conceivably affect the manner in which we vote the issuer's proxy. The Proxy Committee has developed conflicts procedures governing these situations, which are set for in detail in Appendix C.

The Proxy Voting Committee is responsible for establishing policies and procedures to govern the voting of proxies in all accounts for which U.S. Trust Company N. A. and/or United States Trust Company of New York serve as investment adviser or trustee and for which we have voting authority, with the exception of certain of the ERISA accounts for which the Special Fiduciary Services Division of U.S. Trust Company N.A. ("SFS") acts as a plan fiduciary under ERISA. As discussed further in Appendix D, the SFS client accounts commonly hold large concentrations of employer securities. Due to the special nature of these accounts, and as a result of ERISA requirements , SFS is generally responsible for voting all proxies for which it serves as an ERISA plan fiduciary.

The Proxy Committee has also developed procedures implementing the Committee's policies and governing the proxy voting process. These procedures are set forth in Appendix E. As described in Appendix E, the Proxy Committee has engaged Institutional Shareholder Services, Inc., ("ISS") a nationally recognized provider of proxy voting services, to assist in voting proxies for accounts over which U.S. Trust has custody of client assets. ISS also provides the Committee with recommendations regarding particular proxy matters.

The current members of the Proxy Committee are:

                        John Gregg, Chairman & Secretary
                                  Scott Benesch
                                   John Clymer
                                 Carmen S. Diaz
                                 Margaret Marajh
                                   Jeff Osmun
                                 Matthew Warner

Advisory (i.e. non-voting) members of the committee are:

                             Nicola Knight, Counsel
                               Nancy Wood, Counsel
                             Lisa Levine, Compliance

Statement of Proxy Voting Guidelines

The Proxy Committee has established the following voting guidelines. In all cases, these guidelines are subject to the firm's conflicts procedures. Thus, in the event that a conflict is identified, the procedures set in Appendix C, rather than these guidelines, will apply:

1. With respect to those routine matters set forth in Appendix A, U.S. Trust will vote in accordance with the views and recommendations of a corporation's management.
2. With respect to the matters identified in Appendix B, U.S. Trust will vote in accordance with the guidelines set forth in Appendix B.
3. With respect to any matter that is not identified in either Appendix A or B, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.
4. The Proxy Committee may override the guidelines set forth in Appendix A and Appendix B if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients (or, in the case of ERISA accounts, in the interest of the plan's participants and their beneficiaries.) and is consistent with its fiduciary responsibilities under applicable law, including ERISA. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to "split" its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to "split" votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

Appendix A - Routine Issues

The Proxy  Committee  has  determined  that the following  items are  considered
routine  and  will  generally  be  voted  in  a  manner   consistent   with  the
recommendations of management of the issuer:

1. Ratification of Auditors
2. Corporate housekeeping matters - including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.
3. Routine capitalization matters- including: Matters relating to adjusting authorized common or preferred stock in connection with stock splits, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.
4. Composition of the Board- including: Election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.
5. General corporate matters- including: Formation of a holding company, reincorporation into a different state, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.


Appendix B - Non-Routine Issues


The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1 - Proposals Regarding Director Elections

     i. Cumulative voting for the election of directors - Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

     ii. Classified Boards - We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a nonclassified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We will typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

     iii. Term limits for independent directors - We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company's shareholders and that term limits do not serve shareholder's interests. We will typically vote against such proposals.

     iv. Proposals concerning whether a majority of the board must be independent -We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we will typically vote for such proposals.

     v. Proposals requiring a majority vote for election of directors - Such proposals go beyond what is typically required under state law, which normally provides for election of directors by a plurality vote. We believe such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote against such proposals.


2 - Other Director-Related Proposals

     (i) Proposals limiting liability or providing  indemnification of directors
- We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.
     (ii) Proposals regarding director share ownership - Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We will typically vote for such proposals.

3 - Anti-Takeover proposals and Shareholder rights

     (i) Shareholder rights plans and poison pills - Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other then the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We will typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

     (ii) Golden Parachute arrangements - We believe that executive severance arrangements that are triggered by a change in control (known as "golden parachutes") should be submitted for shareholder approval and will therefore vote for such a requirement. We will typically vote against such arrangements if they result in a payment of more than 3 times an executive's annual salary and bonus.

     (iii) Other anti-takeover provisions - We will typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

     (iv) Limitations on shareholder rights - We will typically vote against proposals which limit shareholders' corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

     (v) Proposals regarding supermajority vote requirement - We support shareholders' ability to approve or reject matters based on a simple majority. We will typically vote against proposals to institute a supermajority vote requirement.

     (vi) Proposals Regarding Confidential Voting - Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company's shareholders. We will typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

     (vii) Discretionary voting of unmarked proxies - Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote against such proposals.

4 - Management compensation proposals

     (i) Proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for directors or key employees - We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. These awards act as incentives for such key employees to improve the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors' compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees and recognize that they are necessary to attract and retain experienced and qualified individuals. We will typically vote for such proposals.

     (ii) Proposals for establishing or amending Executive Incentive Bonus Plans
     - We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote for such proposals.

     (iii) Proposals to limit the discretion of management to determine the compensation of directors and officers - We believe that proposals that limit the discretion of management to determine compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote against such proposals.

5 - Non-Routine General Corporate Matters

     (i) Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings - These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation's business and is best situated to take appropriate courses of action. Thus, we will typically vote for such proposals.

     (ii) Proposals for extinguishing shareholder preemptive rights - Preemptive rights permit shareholders to share proportionately in any new issue of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder's proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We will typically vote for proposals to extinguish such rights and against proposals to create such rights.

     (iii) Proposals requiring consideration of comparative fee information by independent auditors - The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor's fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote against such proposals.

     (iv) Proposals mandating diversity in hiring practices or board composition
     - We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will typically vote against such proposals.

     (v) Proposals prohibiting dealings with certain countries - the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote against such proposals.

     (vi) Proposals to limit the number of other public corporation boards on which the CEO serves - We believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We will typically vote against such proposals.

     (vii) Proposals to limit  consulting fees to an amount less than audit fees
     - We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management's access to such resources is not in the interests of the corporation's shareholders. We will typically vote against such proposals.

     (viii) Proposals to require the expensing of stock options - Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote for such proposals.

     (ix) Proposals restricting business conduct for social and political reasons - We do not believe that social and political restrictions should be placed on a company's business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company's social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote against such proposals.

     (x) Proposals requiring companies' divestiture from various businesses - Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company's business strategy and to consider the interests of all shareholders with respect to such matters. We will typically vote against such proposals.

6 - Other Shareholder proposals - Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We will typically with management with regard to such proposals.

Appendix C- Conflicts Procedures

From time to time, U.S. Trust may encounter potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer's proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. In such situations, as described below, the conflict may be addressed by (i) relinquishing to the account principal the voting of the proxy, (ii) voting the proxies in accordance with the firm's pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts
Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust's policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies
U.S. Trust is affiliated with Charles Schwab & Co. ("Schwab"), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust's policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it's U.S. Trust's policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management or investment professionals. The Proxy Committee will delegate to one of its members the duty periodically to inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibility to bring to the Committee's attention matters that may create a conflict of interest for the Firm when voting proxies for issuers. Before an investment professional opines on any ballot issue, he/she must confirm that they do not have a potential conflict of interest with regard to the particular issuer. Potential conflicts of interest may include a relationship that may exist with the issuer or a relationship that may exist with the issuer through a client or other individual or entity. In addressing potential General Conflicts of Interest, the following definitions and policies apply:

US Trust Senior Office: a Director or a member of the management committee of a US Trust Entity or of The Charles Schwab Corporation.

US Trust Entity: U.S. Trust Corporation, United States Trust Company, National Association, UST Advisors, Inc and U.S. Trust Company of Delaware.

An Institutional Client of a US Trust Entity: An institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of corporate funds or employee benefit plans, accounts of governmental entities, public endowments and foundations.

Potential General Conflicts of Interest - A potential general conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The Proxy Committee is advised or becomes aware of a potential conflict presented by a significant business relationship (i.e., managed accounts, private banking services) with the issuer or with an individual who may be a director or senior officer of the issuer.

When a General Conflict of Interest is identified, it will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm. Potential Conflicts of Interest will be identified periodically by a member of the Proxy Committee designated by the Committee Chair. Potential Conflicts of Interest will be reviewed periodically by the Proxy Committee. For information regarding outside activities of U.S. Trust employees, the Proxy Committee should contact the Compliance Department for relevant Business Code of Ethics disclosures. For information regarding outside activities of Directors of U.S. Trust and Schwab, the Proxy Committee should review disclosures available on public websites aboutschwab.com and ustrust.com.

Appendix D- Policies with Respect to Accounts for which the Special Fiduciary Services Division of U.S. Trust Company N.A. Serves as ERISA Plan Fiduciary


SFS acts as an ERISA plan fiduciary for certain employee benefit accounts, including accounts managed by U.S. Trust. SFS client accounts commonly hold large concentrations of employer securities. Due to the special nature of these accounts, and as a result of ERISA requirements , SFS is generally responsible for voting all proxies for plans in which it serves as an ERISA plan fiduciary.

In its capacity as a plan fiduciary, SFS often is delegated authority to vote, or instruct the plan's trustee on how to vote proxies on behalf of the plan. In discharging its duties, SFS is subject to fiduciary responsibilities and procedural requirements imposed by ERISA. U.S. Trust has determined that it is appropriate that SFS exercise its own discretion in voting proxies for these accounts. In implementing this policy, the Proxy Committee has adopted the following procedures:

1. Each quarter, the Chairman of the SFS will provide the Proxy Committee with a list of all clients for which SFS has proxy-voting discretion.

 o SFS will make an independent determination, as detailed on the SFS proxy recommendation, on how to vote with respect to those accounts for which SFS exercises discretion given its fiduciary responsibilities and the interests of the Plan's participants and beneficiaries and taking into account U.S. Trust's proxy voting guidelines. SFS may split its vote with respect to a particular proposal in instances where SFS receives direction from participants, an investment manager or other named fiduciary. The minutes of the meeting of the Special Fiduciary Committee shall reflect the proxy recommendation which will incorporate the supporting analysis by the SFS financial analyst (or relationship manager) and will include the rationale for the decision reached.

2. SFS will advise the Proxy Committee as to the determination reached by SFS on each proxy voting matter and the rationale for its decision with the Proxy Committee. The Proxy Committee will implement the voting instructions on behalf of SFS accounts for which U.S. Trust has custody. If SFS determines to vote in a manner which is inconsistent with these guidelines, or if a split vote results, then the reasons for such decisions shall be documented and recorded in the minutes of the meetings of the Special Fiduciary Committee.

Appendix E - Proxy Voting Procedures

U.S. Trust's proxy voting policies and procedures are developed, implemented and monitored by the Proxy Committee. The Proxy Committee meets at least quarterly, and more often when appropriate. The Chairman of the Committee is responsible for convening meetings of the Committee. The attendance in person or telephonically of at least three members of the Committee is necessary to establish a quorum. A vote of a majority of the members present is necessary for the Committee to take any action. Advance notice is not required in order to call a meeting of the Committee. Special meetings of the Committee will be held as necessary in accordance with these procedures.

At each quarterly meeting, the Proxy Committee will review all votes cast during the previous quarter. The Committee will also review any conflict situations during the previous quarter and will monitor adherence to the voting guidelines, industry trends and regulatory developments. At least annually, the Proxy Committee shall review the voting guidelines set forth in Appendices A and B and the conflicts procedures set forth in Appendix C. The remaining agenda for the Committee will be established by the Chairman.

The Proxy Committee will periodically remind U.S. Trust's analysts and investment professionals that it is their responsibility to advise the Proxy Committee of significant proxy issues which may impact the value of investment held in the firm's accounts. Analysts and investment professionals may suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the issuer and the issues involved.

Accounts where U.S. Trust has voting authority and custody of assets

U.S. Trust has engaged ISS (proxy voting vendor) to assist it with proxy voting. Where U.S. Trust has voting authority and custody of assets, ISS will vote on routine matters on behalf of U.S. Trust in accordance with the guidelines stipulated in Appendix A. For all other proxy voting matters, U.S. Trust will vote in accordance with the guidelines stipulated in Appendix B utilizing ISS's internet based voting application.

Accounts where U.S. Trust has voting authority but does not have custody of assets

Same procedure as "Accounts where U.S. Trust has voting authority and custody of assets".

Excelsior Mutual Funds

The Excelsior Funds proxies re voted in accordance with the guidelines stipulated in Appendix A and Appendix B and pursuant to the procedures described above. The Excelsior Funds have contracted ISS to assist them in making its proxy voting record available on the Fund's website in accordance with regulatory requirements. Fiduciary Accounts

U.S. Trust will vote proxies in accordance with its stated policies and procedures where it acts as sole fiduciary. U.S. Trust will vote proxies in accordance with its stated policies and procedures where it acts as co-fiduciary unless trust circumstances warrant otherwise.

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                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures

-------------  -----------------------------------------------------------------
Introduction   Wellington Management Company, llp ("Wellington  Management") has
               adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

               Wellington Management's Global Proxy Voting Guidelines, included as pages 6-12 of these Global Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

-------------  -----------------------------------------------------------------
Statement of   As a matter of policy, Wellington Management:
Policies
               1
               Takes responsibility for voting client proxies only upon a client's written request.

               2
               Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

               3
               Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

               4
               Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

-------------  -----------------------------------------------------------------
               5
               Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

               6
               Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

               7
               Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

               8
               Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

               9
               Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

-------------  -----------------------------------------------------------------
Responsibility Wellington Management has a Corporate Governance Committee, and Oversight established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

-------------  -----------------------------------------------------------------
Statement of   Wellington   Management  has  in  place  certain  procedures  for
Procedures     implementing its proxy voting policies.


General Proxy  Authorization to Vote. Wellington Management will vote only those
Voting proxies for which its clients have affirmatively delegated proxy-voting authority.

               Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

               Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

               Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

               Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management's Global Proxy Voting Guidelines, and handled as follows:

               o Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

               o Issues identified as "case-by-case" in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

-------------  -----------------------------------------------------------------
               o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

               Material Conflict of Interest Identification and Resolution Processes. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

               If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

               -----------------------------------------------------------------
Other          In certain instances, Wellington Management may be unable to vote
Considerations or may  determine  not to vote a proxy on  behalf  of one or more
               clients.   While   not   exhaustive,   the   following   list  of
               considerations highlights some potential instances in which a proxy vote might not be entered.

               Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

-------------  -----------------------------------------------------------------
               Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

               In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

               Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

-------------  -----------------------------------------------------------------
Additional Wellington Management maintains records of proxies voted pursuant Information to Section 204-2 of the Investment Advisers Act of 1940 (the
               "Advisers Act"), the Employee  Retirement  Income Security Act of
               1974, as amended ("ERISA"), and other applicable laws.

               Wellington Management's Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy
               Policies and Procedures, including the Global Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

-------------  -----------------------------------------------------------------
Introduction   Upon a client's written request,  Wellington  Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

               These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

               Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

-------------  -----------------------------------------------------------------
Voting         Composition and Role of the Board of Directors
Guidelines
               o Election of Directors:                             Case-by-Case
               Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

-------------  -----------------------------------------------------------------
               o Classify Board of Directors:                            Against
               We will also vote in favor of shareholder proposals seeking to declassify boards.

               o Adopt Director Tenure/Retirement Age (SP):              Against

               o Adopt Director & Officer Indemnification:               For
               We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

               o Allow Special Interest Representation to Board (SP):    Against

               o Require Board Independence:                             For
               Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

               o Require Key Board Committees to be Independent.         For
               Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

               o Require a Separation of Chair and CEO or Require a      For
                 Lead Director:

               o Approve Directors' Fees:                                For

               o Approve Bonuses for Retiring Directors:            Case-by-Case

               o Elect Supervisory Board/Corporate Assembly:            For

               o Elect/Establish Board Committee:                       For

-------------  -----------------------------------------------------------------
               o Adopt Shareholder Access/Majority Vote on Election Case-by-Case
                 of Directors (SP):
               Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

               Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

-------------  -----------------------------------------------------------------
Management
Compensation
               o Adopt/Amend Stock Option Plans:                    Case-by-Case

               o Adopt/Amend Employee Stock Purchase Plans:         For

               o Approve/Amend Bonus Plans:                         Case-by-Case
               In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

-------------  -----------------------------------------------------------------
               o Approve Remuneration Policy:                       Case-by-Case

               o Exchange Underwater Options:                       Case-by-Case
               Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

               o Eliminate or Limit Severance Agreements (Golden    Case-by-Case
                 Parachutes):
               We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

               o Shareholder Approval of Future Severance           Case-by-Case
                 Agreements Covering Senior Executives (SP):
               We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

               o Expense Future Stock Options (SP):                    For

               o Shareholder Approval of All Stock Option Plans (SP):  For

               o Disclose All Executive Compensation (SP):             For
               -----------------------------------------------------------------

               Reporting of Results

               o Approve Financial Statements:                         For

               o Set Dividends and Allocate Profits:                   For

-------------  -----------------------------------------------------------------
               o Limit Non-Audit Services Provided by Auditors (SP):Case-by-Case We follow the guidelines established by the Public Company
               Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

               o Ratify Selection of Auditors and Set Their Fees: Case-by-Case Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

               o Elect Statutory Auditors:                          Case-by-Case

               o Shareholder Approval of Auditors (SP):             For

-------------  -----------------------------------------------------------------
               Shareholder Voting Rights

               o Adopt Cumulative Voting (SP):                      Against
               We  are  likely  to  support   cumulative   voting  proposals  at
               "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

               o Shareholder Rights Plans                           Case-by-Case
               Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

               - We generally support plans that include:
                 -  Shareholder approval requirement
                 -  Sunset provision
                 -  Permitted  bid  feature  (i.e.,  bids  that are made for all
                    shares  and  demonstrate   evidence  of  financing  must  be
                    submitted to a shareholder vote).

-------------  -----------------------------------------------------------------
               Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

               o Authorize Blank Check Preferred Stock:             Case-by-Case
               We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

               o Eliminate Right to Call a Special Meeting:         Against

               o Increase Supermajority Vote Requirement:           Against
               We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

               o Adopt Anti-Greenmail Provision:                    For

               o Adopt Confidential Voting (SP):                    Case-by-Case
               We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

               o Remove Right to Act by Written Consent:            Against

-------------  -----------------------------------------------------------------
               Capital Structure

               o Increase Authorized Common Stock:                  Case-by-Case
               We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

               o Approve Merger or Acquisition:                     Case-by-Case

               o Approve Technical Amendments to Charter:           Case-by-Case

               o Opt Out of State Takeover Statutes:                For

-------------  -----------------------------------------------------------------
               o Authorize Share Repurchase:                        For

               o Authorize Trade in Company Stock:                  For

               o Approve Stock Splits:                              Case-by-Case
               We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

               o Approve Recapitalization/Restructuring:            Case-by-Case

               o Issue Stock with or without Preemptive Rights:     For

               o Issue Debt Instruments:                            Case-by-Case

-------------  -----------------------------------------------------------------
               Social Issues

               o Endorse the Ceres Principles (SP):                 Case-by-Case

               o Disclose Political and PAC Gifts (SP):             Case-by-Case
               Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

               o Require Adoption of International Labor Organization's  Case-by
                 Fair Labor Principles (SP):                             -Case

               o Report on Sustainability (SP):                     Case-by-Case

-------------  -----------------------------------------------------------------
               Miscellaneous

               o Approve Other Business:                            Against

               o Approve Reincorporation:                           Case-by-Case

               o Approve Third-Party Transactions:                  Case-by-Case

-------------  -----------------------------------------------------------------
               Dated: August 1, 2006





                                                                         Page 13

                            Wells Capital Management

                      Proxy Voting Policies and Procedures

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management. Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3.   Responsibilities

     (A) Proxy Administrator

     Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

     (i) Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

     (ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

          Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

    (iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

     (iv) Conflicts of Interest. Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS. Wells
          Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices, a copy of which is attached hereto as Appendix B. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

(B)  ISS

     ISS has been delegated with the following responsibilities:

     (i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Appendix A;

    (ii)  Vote and submit proxies in a timely manner;

   (iii)  Handle other administrative functions of proxy voting;

    (iv) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (v)  Maintain records of votes cast; and

    (vi) Provide recommendations with respect to proxy voting matters in general.

     (C) Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

     (D) Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

     (i) A copy of these proxy voting polices and procedures;

     (ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

     (iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

     (iv) Records of each written client request for proxy voting records and Wells Capital Management's written response to any client request (written or oral) for such records; and

     (v) Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.

     Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital Management website at www.wellscap.com.

     Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact
us        at         1-800-736-2316         or        by        e-mail        at
http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

     Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 21, 2006

                                       4

                                   Appendix A

                Wells Fargo Bank Proxy Guidelines and Philosophy
                                    For 2006


                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole
voting  authority  or  joint  voting   authority  (with  other   fiduciaries  or
co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

          o an evaluation of the independence of the Board, as defined by the stock exchange in which the stock is traded, in its attempt to maximize shareholder value and,
          o upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive. Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

                                       5

                                      D-456

     2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

     a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

          1) Length of service of senior management

          2) Number/percentage of outside directors

          3) Consistency of performance (EPS) over the last five years

          4) Value/growth of shares relative to industry/market averages

          5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

     b. If the Board is viewed to be independent and the financial performance of the Company has been good:

          1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

          2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

     c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

     d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.   Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3. Standard shareholder proposals will be voted as indicated on Exhibit C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

     1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

     2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

     3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

     4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

     5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

     6. The Wells Fargo organization has a wall of  confidentiality  between the
     commercial   bank   and  its   lending   activities   and   the   fiduciary
     responsibilities within the trust world.

     7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

     8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

     9. The Wells Fargo proxy voting record is available for review by the client.






                                        8

--------------------------------------------------------------------------------
Uncontested Election of Directors or Trustees

WFB will  generally vote for all  uncontested  director or             FOR
trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. WFB will not require a performance test for directors.

WFB will generally vote for reasonably crafted shareholder            FOR
proposals  calling  for  directors  to be elected  with an
affirmative  majority of votes cast and/or the elimination
of the plurality standard for electing  directors,  unless
the  company  has  adopted  formal  corporate   governance
principles that present a meaningful alternative to the majority voting standard.

WFB will  withhold  votes for a  director  if the  nominee          WITHHOLD
fails to attend at least 75% of the board and committee meetings without a valid excuse.

WFB will vote against routine election of directors if any          AGAINST
of the following apply: company fails to disclose adequate
information  in a timely  manner,  serious issues with the
finances,   questionable   transactions,    conflicts   of
interest,  record of abuses against  minority  shareholder
interests,   bundling   of  director   elections,   and/or
egregious governance practices.

WFB will withhold  votes from the entire board (except for         WITHHOLD
new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.

WFB will withhold votes from audit committee  members when         WITHHOLD
a material weakness in the effectiveness of their internal
controls rises to a level of serious concern, as indicated
by   disclosures   required   under  Section  404  of  the
Sarbanes-Oxley Act.

----------------------------------------------------------- --------------------
Ratification of Auditors

WFB will vote against  auditors  and  withhold  votes from         AGAINST/
audit committee members if non-audit fees are greater than         WITHHOLD
audit fees, audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the  above  exception,  WFB will  generally  vote for            FOR
proposals to ratify auditors unless:

o an auditor  has a financial  interest in or  association         AGAINST
with the company, and is therefore not independent, or

o there is reason to believe that the independent  auditor         AGAINST
has  rendered  an  opinion  that is neither  accurate  nor
indicative of the company's financial position.
--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------
WFB will vote against  proposals that require  auditors to         AGAINST
attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB  will   consider   shareholder   proposals   requiring      CASE-BY-CASE
companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

WFB  will  vote for  shareholder  proposals  requesting  a           FOR
shareholder vote for audit firm ratification.

WFB will vote  against  shareholder  proposals  asking for         AGAINST
audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For  foreign   corporations,   WFB  will   consider  on  a      CASE-BY-CASE
case-by-case basis if the auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically  for Japan,  WFB will consider voting against         AGAINST
the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically  for Japan,  WFB will  classify  any proposed
amendment   to   companies'   articles  of   incorporation
lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

----------------------------------------------------------- --------------------
Directors and Auditor's Reports

For  foreign  corporations,  WFB will  generally  vote for           FOR
proposals to approve directors' and auditors' reports, unless:

o there are  concerns  about the  accuracy of the accounts         AGAINST
presented or the auditing procedures used;

o the company is not responsive to  shareholder  questions         AGAINST
about specific items that should be publicly disclosed.

The  directors'  report  usually  includes a review of the
company's  performance  during the year,  justification of
dividend levels and profits or losses, special events such
as  acquisitions  or  disposals,  and future plans for the
company.   Shareholders   can   find   reference   to  any
irregularities   or  problems  with  the  company  in  the
auditors report.

----------------------------------------------------------- --------------------
Company Name Change/Purpose

WFB will vote for  proposals to change the company name as           FOR
management and the board is best suited to determine if such change in company name is necessary.

However,  where the name change is requested in connection       CASE-BY-CASE
with a reorganization of the company, the vote will be based on the merits of the reorganization.

In  addition,  WFB will  generally  vote for  proposals to           FOR
amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

----------------------------------------------------------- --------------------
Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for  proposals  to adopt,  amend or increase           FOR
authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly,  WFB will generally vote for proposals to adopt           FOR
or amend thrift and savings plans, retirement plans, pension plans and profit plans.

----------------------------------------------------------- --------------------
Approve Other Business

WFB will  generally  vote for  proposals to approve  other           FOR
business.   This   transfer   of   authority   allows  the
corporation to take certain ministerial steps that may arise at the annual or special meeting.

However,  WFB retains the  discretion to vote against such         AGAINST
proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

----------------------------------------------------------- --------------------
Independent Board Chairman

WFB  will  vote  against  proposals   requiring  that  the         AGAINST
positions of chairman and CEO be held separately.

WFB would prefer to see the  chairman and chief  executive
positions  be  held  by  different  individuals.  However,
separation   of  the   two   positions   may   not  be  in
shareholders'  best interests if the company has a limited
roster of  executive  officers,  or a  recently  organized
company may need to combine these  positions  temporarily.
It should also be noted that we support  independence  and
would  support  a  lead  independent  director.   However,
separating the chairman and CEO in most companies would be
too disruptive to the company.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Specifically in the U.K., WFB will vote against a director         AGAINST
nominee who is both chairman and CEO if there is no adequate justification provided by the company.

----------------------------------------------------------- --------------------
   Independent Board of Directors/Board Committees

WFB will vote for proposals  requiring that  two-thirds of           FOR
the board be  independent  directors,  unless the board is
effectively  in  compliance  with the request based on the
definition  of  independence   established  by  the  stock
exchange in which the stock is traded. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will  withhold  votes  from  insiders  and  affiliated        WITHHOLD
outsiders on boards that are not at least majority independent.

WFB  will  withhold  votes  from  compensation   committee        WITHHOLD
members  where there is a  pay-for-performance  disconnect
(for Russell 3000 companies).

WFB will  vote for  proposals  requesting  that the  board           FOR
audit,   compensation  and/or  nominating   committees  be
composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will  withhold  votes from any insiders or  affiliated        WITHHOLD
outsiders on audit, compensation or nominating committees.
WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in
our  analyses  to  highlight   our   disapproval   of  the
`single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different      CASE-BY-CASE
board   structure.   The  French   Commercial  Code  gives
companies   three   options  in  respect  to  their  board
structure.   WFB  will  examine   these   proposals  on  a
case-by-case basis.

Specifically  in  Japan,  in  cases  where a  company  has        AGAINST
committed some fraudulent or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition,  WFB will vote against  proposals  asking the        AGAINST
board to address the issue of board diversity.

WFB  will  vote  against   proposals   from   shareholders        AGAINST
requesting an independent compensation consultant.

----------------------------------------------------------- --------------------
Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own        AGAINST
a minimum  number of shares of  company  stock in order to
qualify as a director,  or to remain on the board. Minimum
stock    ownership     requirements    can    impose    an
across-the-board  requirement that could prevent qualified
individuals      from      serving      as      directors.
----------------------------------------------------------- --------------------
Indemnification and Liability Provisions for Directors and
Officers

WFB will vote for  proposals to allow  indemnification  of          FOR
directors  and  officers,  when the actions  taken were on
behalf of the company and no criminal violations occurred.
WFB  will  also  vote in favor of  proposals  to  purchase
liability  insurance covering liability in connection with
those  actions.   Not  allowing   companies  to  indemnify
directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively,  WFB will vote against indemnity  proposals        AGAINST
that are overly broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations,  WFB will vote against providing        AGAINST
indemnity insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

----------------------------------------------------------- --------------------
Board or Management Acts

For foreign corporations,  WFB will vote for the discharge          FOR
of the board and management unless:

o there are serious  questions  about actions of the board        AGAINST
or management for the year in question;

o legal  action  is  being  taken  against  the  board  by        AGAINST
shareholders.

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

----------------------------------------------------------- --------------------
Nominee Statement in the Proxy

WFB  will  vote  against   proposals  that  require  board        AGAINST
nominees to have a statement  of  candidacy  in the proxy,
since  the  proxy  statement   already  provides  adequate
information  pertaining  to  the  election  of  directors.
----------------------------------------------------------- --------------------
Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from non-CEO  directors who sit on        WITHHOLD
more than six boards. WFB does not have a restriction on the number of boards a CEO sits on.

----------------------------------------------------------- --------------------
Director Tenure/Retirement Age

WFB will vote  against  proposals  to limit the  tenure or        AGAINST
retirement age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, WFB is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

----------------------------------------------------------- --------------------
Board Powers/Procedures/Qualifications

WFB will  consider on a  case-by-case  basis  proposals to      CASE-BY-CASE
amend the corporation's By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

----------------------------------------------------------- --------------------
Loans to Officers

WFB will  consider on a  case-by-case  basis  proposals to      CASE-BY-CASE
authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.

----------------------------------------------------------- --------------------
Adjourn Meeting to Solicit Additional Votes

WFB will  examine  proposals  to  adjourn  the  meeting to      CASE-BY-CASE
solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

WFB will vote for this item when:

WFB is supportive of the underlying  merger proposal;  the           FOR
company  provides  a  sufficient,   compelling  reason  to
support the  adjournment  proposal;  and the  authority is
limited to adjournment  proposals requesting the authority
to  adjourn  solely  to  solicit   proxies  to  approve  a
transaction the WFB supports.

----------------------------------------------------------- --------------------
Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider  contested  elections on a  case-by-case      CASE-BY-CASE
basis,   considering  the  following  factors:   long-term
financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In  addition,   decisions  to  provide  reimbursement  for      CASE-BY-CASE
dissidents   waging  a  proxy   contest   are  made  on  a
case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

----------------------------------------------------------- --------------------
Board  Structure:  Staggered  vs.
Annual Elections

WFB will  consider  the  issue of  classified  boards on a      CASE-BY-CASE
case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For   foreign   corporations,   WFB  will   vote  for  the          FOR
elimination of protected board seats, as all directors should be accountable to shareholders.

----------------------------------------------------------- --------------------
Removal of Directors

WFB will  consider on a  case-by-case  basis  proposals to      CASE-BY-CASE
eliminate shareholders' rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However,  a  requirement  that a 75% or  greater  vote  be        AGAINST
obtained for removal of directors is abusive and will warrant a vote against the proposal.

----------------------------------------------------------- --------------------
Board Vacancies

WFB will vote  against  proposals  that allow the board to        AGAINST
fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively,  WFB will vote for  proposals  that  permit         FOR
shareholders to elect directors to fill board vacancies.

----------------------------------------------------------- --------------------
Cumulative Voting

WFB  will  vote  on   proposals  to  permit  or  eliminate      CASE-BY-CASE
cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.

----------------------------------------------------------- --------------------
Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals  providing that stockholder  action may be taken      CASE-BY-CASE
only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

----------------------------------------------------------- --------------------
Board Size

WFB will vote for  proposals  that seek to fix the size of         FOR
the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting,  downsizing       AGAINST
the board may decrease a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

----------------------------------------------------------- --------------------
Shareholder Rights Plan (Poison Pills)

WFB will  generally  vote for  proposals  that  request  a          FOR
company  to  submit  its  poison   pill  for   shareholder
ratification.

WFB will withhold votes from all directors (except for new        WITHHOLD
nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, WFB will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.

Alternatively,  WFB will  analyze  proposals  to  redeem a      CASE-BY-CASE
company's poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies,  WFB will consider on      CASE-BY-CASE
a  case-by-case  basis  poison  pill plans that  contain a
permitted   bid  feature  as  they   require   shareholder
ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

----------------------------------------------------------- --------------------
Fair Price Provisions

WFB will consider fair price  provisions on a case-by-case      CASE-BY-CASE
basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB  will  vote   against  fair  price   provisions   with        AGAINST
shareholder   vote   requirements   of  75%  or   more  of
disinterested shares.

----------------------------------------------------------- --------------------
Greenmail

WFB will generally vote in favor of proposals limiting the          FOR
corporation's authority to purchase shares of common stock
(or  other  outstanding  securities)  from a  holder  of a
stated  interest (5% or more) at a premium unless the same
offer  is made to all  shareholders.  These  are  known as
"anti-greenmail"   provisions.   Greenmail   discriminates
against rank-and-file shareholders and may have an adverse effect on corporate image.

If the  proposal  is bundled  with other  charter or bylaw
amendments,   WFB  will  analyze   such   proposals  on  a      CASE-BY-CASE
case-by-case   basis.   In  addition,   WFB  will  analyze
restructurings that involve the payment of pale greenmail on a case-by-case basis.

----------------------------------------------------------- --------------------
Voting Rights

WFB will  vote for  proposals  that  seek to  maintain  or          FOR
convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively,  WFB will vote against any proposals to cap        AGAINST
the  number of votes a  shareholder  is  entitled  to. Any
measure  that  places a  ceiling  on voting  may  entrench
management   and  lessen  its   interest   in   maximizing
shareholder value.

----------------------------------------------------------- --------------------
Dual Class/Multiple-Voting Stock

WFB will vote against  proposals that authorize,  amend or        AGAINST
increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively,  WFB will vote for the  elimination of dual          FOR
class or multiple-voting stock, which carry different rights than the common stock.

For foreign corporations, WFB will vote for proposals that          FOR
create preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

----------------------------------------------------------- --------------------
Supermajority Vote Provisions

WFB  will  generally  consider  on  a  case-by-case  basis     CASE-BY-CASE
proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However,  a  supermajority  requirement  of 75% or more is        AGAINST
abusive and WFB will vote against proposals that provide for them.

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

----------------------------------------------------------- --------------------
Confidential Voting

WFB will vote for proposals to adopt confidential voting.           FOR
----------------------------------------------------------- --------------------
Vote Tabulations

WFB will vote against  proposals  asking  corporations  to        AGAINST
refrain from counting  abstentions and broker non-votes in
their vote  tabulations  and to  eliminate  the  company's
discretion to vote unmarked proxy  ballots.  Vote counting
procedures   are  determined  by  a  number  of  different
standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically  in Japan,  WFB will vote against  management        AGAINST
proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

----------------------------------------------------------- --------------------
Equal Access to the Proxy

WFB  will   evaluate   Shareholder   proposals   requiring     CASE-BY-CASE
companies to give shareholders  access to the proxy ballot
for  the  purpose  of  nominating  board  members,   on  a
case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

----------------------------------------------------------- --------------------
Disclosure of Information

WFB will vote  against  shareholder  proposals  requesting        AGAINST
fuller disclosure of company policies,  plans, or business
practices.   Such  proposals  rarely  enhance  shareholder
return and in many cases would require disclosure of confidential business information.

----------------------------------------------------------- --------------------
Annual Meetings

WFB will vote for proposals to amend  procedures or change          FOR
date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively,   WFB  will  vote  against  proposals  from        AGAINST
shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.

WFB will  generally  vote in favor of  proposals to reduce          FOR
the quorum necessary for shareholders'  meetings,  subject
to a  minimum  of  a  simple  majority  of  the  company's
outstanding    voting   shares.    Shareholder    Advisory
Committees/Independent Inspectors

WFB will  vote  against  proposals  seeking  to  establish        AGAINST
shareholder advisory committees or independent inspectors.
The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

----------------------------------------------------------- --------------------
Technical Amendments to the Charter of Bylaws

WFB will  generally  vote in favor of  charter  and  bylaw          FOR
amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However,   amendments  that  have  a  material  effect  on      CASE-BY-CASE
shareholder's rights will be considered on a case-by-case basis.

----------------------------------------------------------- --------------------
Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals      CASE-BY-CASE
on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

----------------------------------------------------------- --------------------
Common Stock Authorizations/Reverse Stock Splits/Forward
Stock Splits

WFB  will  follow  the  ISS  capital  structure  model  in      CASE-BY-CASE
evaluating requested increases in authorized common stock.
In  addition,  even if  capital  requests  of less than or
equal to 300% of  outstanding  shares fail the  calculated
allowable   cap,  WFB  will  evaluate  the  request  on  a
case-by-case  basis,  potentially  voting for the proposal
based  on  the  company's   performance  and  whether  the
company's  ongoing  use  of  shares  has  shown  prudence.
Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also  to be  considered  is  whether  the  purpose  of the        AGAINST
proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse  stock  splits,  WFB will  generally  vote for          FOR
proposals  to implement  the split  provided the number of
authorized  common  shares is reduced to a level that does
not represent an unreasonably large increase in authorized
but  unissued  shares.  The  failure to reduce  authorized
shares  proportionally  to any reverse split has potential
adverse   anti-takeover   consequences.    However,   such
circumstances   may  be  warranted  if  delisting  of  the
company's  stock is imminent  and would  result in greater
harm   to   shareholders    than   the   excessive   share
authorization.

WFB will evaluate "Going Dark"  transactions,  which allow      CASE-BY-CASE
listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.

WFB will generally vote in favor of forward stock splits.           FOR

----------------------------------------------------------- --------------------
Dividends

WFB will vote for  proposals  to  allocate  income and set          FOR
dividends.

WFB will also vote for proposals that authorize a dividend          FOR
reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.

However,  if a proposal  for a special  bonus  dividend is        AGAINST
made  that   specifically   rewards  a  certain  class  of
shareholders over another, WFB will vote against the proposal.

WFB will also vote  against  proposals  from  shareholders        AGAINST
requesting   management   to   redistribute   profits   or
restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

In addition, WFB will vote for proposals to set director            FOR
fees.
----------------------------------------------------------- --------------------

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common       FOR
stock.
----------------------------------------------------------- --------------------
Preferred Stock Authorization

WFB will generally vote for proposals to create  preferred          FOR
stock in cases where the company expressly states that the
stock  will  not be used as a  takeover  defense  or carry
superior voting rights,  or where the stock may be used to
consummate   beneficial   acquisitions,   combinations  or
financings.

Alternatively,   WFB  will  vote   against   proposals  to        AGAINST
authorize or issue  preferred stock if the board has asked
for the  unlimited  right to set the terms and  conditions
for the stock and may issue it for anti-takeover  purposes
without   shareholder   approval  (blank  check  preferred
stock).

In  addition,  WFB will vote  against  proposals  to issue        AGAINST
preferred stock if the shares to be used have voting rights greater than those available to other shareholders.

WFB  will  vote  for  proposals  to  require   shareholder          FOR
approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).

Finally,   WFB  will  consider  on  a  case-by-case  basis     CASE-BY-CASE
proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.

----------------------------------------------------------- --------------------
Reclassification of Shares

WFB will  consider  proposals  to  reclassify  a specified     CASE-BY-CASE
class  or  series  of  shares  on  a  case-by-case  basis.

----------------------------------------------------------- --------------------
Preemptive Rights

WFB  will   generally  vote  for  proposals  to  eliminate          FOR
preemptive  rights.  Preemptive  rights are unnecessary to
protect  shareholder  interests  due to the  size  of most
modern   companies,   the  number  of  investors  and  the
liquidity of trading.

In addition,  specifically for foreign  corporations,  WFB          FOR
will vote for issuance  requests with preemptive rights to
a  maximum  of  100%  over  current  issued  capital.   In
addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

----------------------------------------------------------- --------------------
Share Repurchase Plans

   WFB will vote for share repurchase plans, unless:                FOR
   o    there is clear evidence of past abuse of the              AGAINST
        authority; or
   o    the plan contains no safeguards against selective         AGAINST
        buy-backs.

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

----------------------------------------------------------- --------------------
Executive and Director Compensation Plans

WFB will  analyze on a  case-by-case  basis  proposals  on     CASE-BY-CASE
executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

WFB will review the potential cost and dilutive  effect of          FOR
the plan. After determining how much the plan will cost, ISS (Institutional Shareholder Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable  cap, WFB will        AGAINST
vote against the plan.

Among the plan features that may result in a vote against the plan are:

o plan  administrators  are given the authority to reprice        AGAINST
or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

WFB will vote against  equity plans that have high average        AGAINST
three-year  burn rate. (The burn rate is calculated as the
total number of stock awards and stock options granted any
given  year  divided  by  the  number  of  common   shares
outstanding.)  WFB will define a high  average  three-year
burn rate as the  following:  The  company's  most  recent
three-year burn rate exceeds one standard deviation of its
four-digit GICS peer group segmented by Russell 3000 index
and non-Russell  3000 index; and the company's most recent
three-year   burn  rate   exceeds  2%  of  common   shares
outstanding. For companies that grant both full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.

Even if the equity  plan  fails the above  burn rate,  WFB          FOR
will vote for the plan if the company  commits in a public
filing to a three-year average burn rate equal to its GICS
group burn rate mean plus one standard  deviation.  If the
company  fails to fulfill  its burn rate  commitment,  WFB
will  consider   withholding   from  the  members  of  the
compensation committee.

WFB will  calculate  a higher  award value for awards that     CASE-BY-CASE
have Dividend Equivalent Rights (DER's) associated with them.

WFB  will   generally  vote  for   shareholder   proposals     CASE-BY-CASE
requiring   performance-based  stock  options  unless  the
proposal is overly restrictive or the company demonstrates
that   it   is   using   a    substantial    portion    of
performance-based awards for its top executives.

WFB will vote for shareholder proposals asking the company         FOR
to expense stock options, as a result of the FASB final rule on expensing stock options.

WFB will  generally  vote  for  shareholder  proposals  to         FOR
exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

WFB  will  withhold  votes  from  compensation   committee      WITHHOLD
members if they fail to submit one-time transferable stock options (TSO's) to shareholders for approval.

WFB will generally vote for TSO awards within a new equity         FOR
plan if the total cost of the equity plan is less than the company's allowable cap.

WFB will generally vote against  shareholder  proposals to       AGAINST
ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

WFB will evaluate  shareholder  proposals asking companies     CASE-BY-CASE
to  adopt  holding  periods  for  their  executives  on  a
case-by-case basis taking into consideration the company's
current   holding   period  or  officer  share   ownership
requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, WFB will vote for plan     CASE-BY-CASE
provisions  that (a) place a cap on annual grants or amend
administrative  features, and (b) add performance criteria
to  existing   compensation   plans  to  comply  with  the
provisions of Section 162(m) of the Internal Revenue Code.

In addition,  director compensation plans may also include     CASE-BY-CASE
stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB  will  generally   vote  for   retirement   plans  for         FOR
directors.

Specifically  in  Japan,  WFB  will  vote  against  option       AGAINST
plans/grants   to   directors  or  employees  of  "related
companies,"   even  though  they  meet  our  criteria  for
dilution and exercise price, without adequate disclosure and justification.

Specifically in the U.K., WFB will vote against  directors       AGAINST
who have service  contracts  of three years,  which exceed
best  practice  and  any   change-in-control   provisions.
Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

WFB will  evaluate  compensation  proposals  (Tax  Havens)     CASE-BY-CASE
requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options  align  management  interests  with those of
shareholders  by motivating  executives to maintain  stock
price  appreciation.  Stock  options,  however,  may  harm
shareholders  by  diluting  each  owner's   interest.   In
addition, exercising options can shift the balance of voting power by increasing executive ownership.

----------------------------------------------------------- --------------------
Bonus Plans

WFB will vote for  proposals  to adopt annual or long-term         FOR
cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign  companies,  proposals to authorize bonuses to     CASE-BY-CASE
directors and statutory auditors who are retiring from the board will be considered on a case-by-case basis.

----------------------------------------------------------- --------------------
Deferred Compensation Plans

WFB will  generally  vote for  proposals to adopt or amend
deferred compensation plans as they allow the compensation
committee   to  tailor  the  plan  to  the  needs  of  the
executives or board of directors, unless

o the  proposal is embedded  in an  executive  or director         FOR
compensation plan that is contrary to guidelines

----------------------------------------------------------- --------------------
Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB  will   generally  vote  for   shareholder   proposals         FOR
requiring   companies   to  report   on  their   executive
retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

WFB  will   generally  vote  for   shareholder   proposals         FOR
requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

WFB will  generally  vote against  proposals that (a) seek       AGAINST
additional disclosure of information on executive or director's pay, or (b) seek to limit executive and director pay.

----------------------------------------------------------- --------------------
Golden and Tin Parachutes

WFB  will  vote  for  proposals   that  seek   shareholder         FOR
ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively,  WFB will examine on a  case-by-case  basis     CASE-BY-CASE
proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

o arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

o guarantees of benefits if a key employee voluntarily terminates;
o guarantees of benefits to employees lower than very senior management; and
o indemnification of liability for excise taxes.

By contrast,  WFB will vote against  proposals  that would       AGAINST
guarantee benefits in a management-led buyout.

----------------------------------------------------------- --------------------
Reincorporation

WFB  will  evaluate  a  change  in a  company's  state  of     CASE-BY-CASE
incorporation  on a case-by-case  basis.  WFB will analyze
the  valid  reasons  for  the  proposed  move,   including
restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage     CASE-BY-CASE
companies to incorporate  in the state.  These may include
state  takeover   statutes,   control  share   acquisition
statutes,  control  share  cash-out  statutes,   freezeout
provisions,   fair  price  provisions,   and  disgorgement
provisions.   WFB  will  examine   reincorporations  on  a
case-by-case  in light of these  statutes  and in light of
the corporate  governance features the company has adopted
to   determine   whether   the   reincorporation   is   in
shareholders' best interests.

In   addition,   WFB  will  also   examine   poison   pill     CASE-BY-CASE
endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

WFB will evaluate shareholder proposals requiring offshore     CASE-BY-CASE
companies to reincorporate into the United States on a case-by-case basis.

Reincorporation    proposals    may   have    considerable
implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

----------------------------------------------------------- --------------------
Stakeholder Laws

WFB will vote  against  resolutions  that would  allow the       AGAINST
Board   to   consider    stakeholder    interests   (local
communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

Similarly,  WFB  will  vote  for  proposals  to opt out of         FOR
stakeholder  laws,  which  permit  directors,  when taking
action,  to weight the interests of  constituencies  other
than    shareholders   in   the   process   of   corporate
decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

----------------------------------------------------------- --------------------
Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on     CASE-BY-CASE
a   case-by-case   basis.   WFB  will   determine  if  the
transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

o anticipated financial and operating benefits;
o offer price (cost versus premium);
o prospects for the combined companies;
o how the deal was negotiated;
o changes in corporate governance and their impact on shareholder rights.

In  addition,  WFB  will  also  consider  whether  current     CASE-BY-CASE
shareholders  would  control a  minority  of the  combined
company's   outstanding   voting  power,   and  whether  a
reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On  all  other  business   transactions,   i.e.  corporate     CASE-BY-CASE
restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

----------------------------------------------------------- --------------------
Appraisal Rights

WFB  will  vote  for  proposals  to  restore,  or  provide         FOR
shareholders with rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

----------------------------------------------------------- --------------------
Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management. Proposals may include, and are not limited to, the following issues:

o eliminating  the need for annual meetings of mutual fund         FOR
shareholders;
o  entering   into  or   extending   investment   advisory
agreements and management contracts;
o permitting securities lending and participation in repurchase agreements;
o changing fees and expenses; and
o changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.
Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within
a  fund's  articles  of   incorporation   that  limit  the
investment   practices   of  the   particular   fund.   As
fundamental,  such  restrictions  may only be  amended  or
eliminated  with  shareholder  approval.   Non-fundamental
investment restrictions may be altered by action of the board of trustees.

Distribution   agreements  are  agreements  authorized  by
guidelines established under the Investment Company Act of
1940 and, in particular, Rule 12b-1 thereunder,  between a
fund  and  its   distributor,   which   provide  that  the
distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal
Securities  Act of 1933; the federal  Securities  Exchange
Act of 1934; and the federal Investment Company Act of 1940.

----------------------------------------------------------- --------------------
Social and Environmental Proposals

WFB will generally  vote against social and  environmental        AGAINST
proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence.
Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

o Energy and Environment
o Repressive Regimes and Foreign Labor Practices (South Africa, Northern Ireland, China)
o Military Business
o Maquiladora Standards & International Operations Policies
o World Debt Crisis
o Equal Employment Opportunity & Discrimination
o Animal Rights
o Product Integrity and Marketing
o Human Resources Issues
o Political and Charitable Contributions
o Reference to Sexual Orientation
o Pollution or Climate Change
o Genetically Engineered Ingredients/Seeds
o Board Diversity
o Arctic National Wildlife Refuge
o Greenhouse Gas Emissions
o Renewable Energy Sources
o Kyoto Compliance
o Land Use
o Nuclear Safety
o Concentrated Animal Feeding Operations
o Enhanced Environmental Reporting On Operations In Protected Areas
o Toxic Chemicals
o Drug Importation
o Political Contributions
o Animal Testing
o Drug Pricing

Western Asset Management Company
PROXY VOTING

--------------------------------------------------------------------------------
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are resaonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the rsponsibility for these votes lies with the investment manager.
--------------------------------------------------------------------------------


Policy

     As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

     While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

     In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.


Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.


Client Authority

     At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.


Proxy Gathering

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.


Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

     a. Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.

     f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.


Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.


Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a. A copy of Western Asset's policies and procedures.

     b. Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e. A proxy log including:
          1. Issuer name;
          2. Exchange ticker symbol of the issuer's shares to be voted;
          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
          4. A brief identification of the matter voted on;
          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6. Whether a vote was cast on the matter;
          7. A record of how the vote was cast; and
          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.


Disclosure

Western Asset's proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.


Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

     2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.


Voting Guidelines

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

     1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

     a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

     b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

     c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

     d. Votes are cast on a case-by-case basis in contested elections of directors.


2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

     b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

     c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.


3. Matters relating to Capitalization

The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

     a. Western Asset votes for proposals relating to the authorization of additional common stock.

     b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

     c. Western Asset votes for proposals authorizing share repurchase programs.


4.  Matters  relating  to  Acquisitions,   Mergers,  Reorganizations  and  Other
Transactions

     Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

     Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

     a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

     b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

     a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

     b.  Western   Asset  votes   against   authorization   to  transact   other
     unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

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Western Asset may utilize shares of open or closed-end  investment  companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

     1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

     2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.


IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

     1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

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